As filed with the Securities and Exchange Commission on April 22, 2005

                                                              File No. 333-86921
                                                                       811-04721
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 __________

                                  FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

      Pre-Effective Amendment No.                                            [ ]

      Post-Effective Amendment No.  13                                       [X]
                                   ----

                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

      Amendment No.  21                                                      [X]
                    ----

                      (Check appropriate box or boxes.)

                          _________________________

                PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                         (Exact Name of Registrant)
                          _________________________

                       PHOENIX LIFE INSURANCE COMPANY

                             (Name of Depositor)
                          _________________________

             One American Row, Hartford, Connecticut 06102-5056
       (Address of Depositor's Principal Executive Offices) (Zip Code)
                               (800) 447-4312
             (Depositor's Telephone Number, including Area Code)

                          _________________________

                            John R. Flores, Esq.
                       Phoenix Life Insurance Company
                              One American Row
                           Hartford, CT 06102-5056
                   (Name and Address of Agent for Service)
                            _________________________


Approximate Date of Proposed Public Offering: as soon as practicable after the effective date of the Registration Statement.


It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485

[X]  on May 1, 2005 pursuant to paragraph (b) of Rule 485
[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on_______________ pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
[ ] this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

                          _________________________

================================================================================

                                     PART A

                                                                     [VERSION A]


                                 CORPORATE EDGE

                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                    ISSUED BY: PHOENIX LIFE INSURANCE COMPANY


PROSPECTUS                                                           MAY 1, 2005

Corporate Edge is a flexible premium fixed and variable universal life insurance policy that can provide lifetime insurance protection on the life of one person. We will pay the death benefit when the insured person dies. You may allocate policy value to the Guaranteed Interest Account and/or one or more of the subaccounts of the Phoenix Life Variable Universal Life Account
("Separate Account"). The subaccounts purchase shares of the following funds:


THE PHOENIX EDGE SERIES FUND
----------------------------
   [diamond]   Phoenix-Aberdeen International Series

   [diamond]   Phoenix-AIM Growth Series
               (fka, Phoenix-MFS Investors Growth Stock Series)
   [diamond]   Phoenix-Alger Small-Cap Growth Series
               (fka, Phoenix-State Street Research Small-Cap Growth Series)

   [diamond]   Phoenix-Alliance/Bernstein Enhanced Index Series

   [diamond]   Phoenix-Duff & Phelps Real Estate Securities Series
   [diamond]   Phoenix-Engemann Capital Growth Series

   [diamond]   Phoenix-Engemann Growth and Income Series
               (fka, Phoenix-Oakhurst Growth and Income Series)
   [diamond]   Phoenix-Engemann Small-Cap Growth Series
               (fka, Phoenix-Engemann Small & Mid-Cap Growth Series)
   [diamond]   Phoenix-Engemann Strategic Allocation Series
               (fka, Phoenix-Oakhurst Strategic Allocation Series)
   [diamond]   Phoenix-Engemann Value Equity Series
               (fka, Phoenix-Oakhurst Value Equity Series)

   [diamond]   Phoenix-Goodwin Money Market Series
   [diamond]   Phoenix-Goodwin Multi-Sector Fixed Income Series
   [diamond]   Phoenix-Goodwin Multi-Sector Short Term Bond Series
   [diamond]   Phoenix-Kayne Rising Dividends Series
   [diamond]   Phoenix-Kayne Small-Cap Quality Value Series
   [diamond]   Phoenix-Lazard International Equity Select Series

   [diamond]   Phoenix-Northern Dow 30 Series
   [diamond]   Phoenix-Northern Nasdaq-100 Index(R) Series

   [diamond]   Phoenix-Sanford Bernstein Mid-Cap Value Series
   [diamond]   Phoenix-Sanford Bernstein Small-Cap Value Series
   [diamond]   Phoenix-Seneca Mid-Cap Growth Series
   [diamond]   Phoenix-Seneca Strategic Theme Series


AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES
----------------------------------------------
   [diamond]   AIM V.I. Capital Appreciation Fund
   [diamond]   AIM V.I. Mid Cap Core Equity Fund

   [diamond]   AIM V.I. Premier Equity Fund

THE ALGER AMERICAN FUND - CLASS O SHARES
----------------------------------------
   [diamond]   Alger American Leveraged AllCap Portfolio

FEDERATED INSURANCE SERIES
--------------------------
   [diamond]   Federated Fund for U.S. Government Securities II
   [diamond]   Federated High Income Bond Fund II - Primary Shares

FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE CLASS
-------------------------------------------------------
   [diamond]   VIP Contrafund(R) Portfolio
   [diamond]   VIP Growth Opportunities Portfolio
   [diamond]   VIP Growth Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
--------------------------------------------------------------
   [diamond]   Mutual Shares Securities Fund
   [diamond]   Templeton Developing Markets Securities Fund *
   [diamond]   Templeton Foreign Securities Fund
   [diamond]   Templeton Global Asset Allocation Fund *
   [diamond]   Templeton Growth Securities Fund


LAZARD RETIREMENT SERIES
------------------------
   [diamond]   Lazard Retirement Small Cap Portfolio

LORD ABBETT SERIES FUND, INC. - CLASS VC
----------------------------------------
   [diamond]   Bond-Debenture Portfolio
   [diamond]   Growth and Income Portfolio
   [diamond]   Mid-Cap Value Portfolio


THE RYDEX VARIABLE TRUST
------------------------
   [diamond]   Rydex Variable Trust Juno Fund
   [diamond]   Rydex Variable Trust Nova Fund
   [diamond]   Rydex Variable Trust Sector Rotation Fund

SCUDDER INVESTMENTS VIT FUNDS - CLASS A
---------------------------------------
   [diamond]   Scudder VIT EAFE(R) Equity Index Fund
   [diamond]   Scudder VIT Equity 500 Index Fund

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - CLASS I SHARES
--------------------------------------------------------
   [diamond]   Technology Portfolio

WANGER ADVISORS TRUST
---------------------
   [diamond]   Wanger International Select
   [diamond]   Wanger International Small Cap
   [diamond]   Wanger Select
   [diamond]   Wanger U.S. Smaller Companies


* Not available for new investors

It may not be in your best interest to buy this policy in exchange for an existing life insurance policy or annuity contract. It is important for you to understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You should also know if the replacement will result in any income taxes.

The policy is not a deposit nor an obligation of, underwritten or guaranteed by, any financial institution or credit union. It is not federally insured nor endorsed by the Federal Deposit Insurance Corporation or any other state or federal agency. Policy investments are subject to risk, including the fluctuation of policy values and possible loss of principal invested or premiums paid.

The U.S. Securities and Exchange Commission has neither approved nor disapproved these securities, nor have they passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Read and keep this prospectus for future reference.

IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT:    [envelope]   PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS ("VPMO")
                                                                 P.O. Box 8027
                                                                 Boston, MA 02266-8027
                                                    OR
                                                    [telephone]  (VARIABLE AND UNIVERSAL LIFE ADMINISTRATION ("VULA")
                                                                 (800) 417-4769

SUBMIT ADDITIONAL PREMIUM PAYMENTS TO:              [envelope]   PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS ("VPMO")
                                                                 P.O. Box 8027
                                                                 Boston, MA 02266-8027

                       TABLE OF CONTENTS

Heading Page                                                page
-----------------------------------------------------------------
RISK/BENEFIT SUMMARY......................................    3
   Policy Benefits........................................    3
   Policy Risks...........................................    3
FEE TABLES................................................    5
    Transaction Fees......................................    5
    Periodic Charges Other than Fund Operating Expenses...    6
    Minimum and Maximum Fund Operating Expenses...........    7
    Annual Fund Expenses..................................    8
PHOENIX LIFE INSURANCE COMPANY............................   10
PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT..............   10
    Performance History...................................   10
    Valuation Date........................................   10
VOTING RIGHTS.............................................   10
THE GUARANTEED INTEREST ACCOUNT...........................   11
CHARGES AND DEDUCTIONS....................................   11
    General................................................  11
    Charges deducted from premium payments................   11
    Periodic Charges......................................   11
    Conditional Charges...................................   12
    Other Charges.........................................   12
    Charge Reductions.....................................   13
THE POLICY................................................   13
    Contract Rights: Owner, Insured, and Beneficiary......   13
    Contract Limitations..................................   13
    Purchasing a Policy...................................   13
GENERAL...................................................   14
    Postponement of Payments..............................   14
    Optional Insurance Benefits (Riders)..................   14
    Surrenders............................................   15
    Death Benefit.........................................   15
PAYMENT OF PROCEEDS.......................................   16
    Surrender and Death Benefit Proceeds..................   16
    Payment Amount........................................   16
    Payment Options.......................................   16
    Transfer of Policy Value..............................   16
    Disruptive Trading and Market Timing..................   17
    Loans.................................................   19
    Lapse.................................................   19
FEDERAL INCOME TAX CONSIDERATIONS.........................   20
    Introduction..........................................   20
    Income Tax Status.....................................   20
    Policy Benefits.......................................   20
    Business-Owned Policies...............................   21
    Modified Endowment Contracts..........................   21
    Limitations on Unreasonable Mortality and.............
        Expense Charges...................................   22
    Qualified Plans.......................................   22
    Diversification Standards.............................   22
    Change of Ownership or Insured or Assignment..........   22
    Other Taxes...........................................   22
    Withholding...........................................   22
FINANCIAL STATEMENTS......................................   22
APPENDIX A - INVESTMENT OPTIONS...........................  A-1

RISK/BENEFIT SUMMARY
--------------------------------------------------------------------------------
This summary does not contain all of the detailed information that may be important to you. Please read the entire prospectus carefully before you decide to purchase a policy.

This prospectus is a disclosure document, which summarizes your rights under the Insurance product that you are purchasing. As with any summary it may differ in certain instances from the underlying insurance policy. You should read your insurance policy carefully.

POLICY BENEFITS

DEATH BENEFITS
Corporate Edge is a flexible premium fixed and variable universal life insurance policy. While the policy remains in force we will pay a death benefit to your named beneficiary when the person insured under the policy dies.

You will choose a death benefit when you apply for a policy:

> Death Benefit Option 1 will be the greater of the policy's face amount on the date of death, or the minimum death benefit in effect on the date of death.

> Death Benefit Option 2 will be the greater of (a) or (b), where: (a) is equal to the policy's face amount on the date of death plus the policy value, (b) is the minimum death benefit in effect on the date of death.

>   Death Benefit Option 3 will be the greater of (a), (b), or (c), where:
    (a) is equal to the policy's face amount as of the date of death plus the sum of all premiums minus withdrawals, (b) is equal to the policy's face amount on the date of death; and (c) is the minimum death benefit in effect on the date of death.

You may change between Death Benefit Options 1 and 2 by submitting a written request. You may not change to or from Death Benefit Option 3.

You may also purchase additional term insurance under the Flexible Term Insurance Rider if available in your state.

LOANS AND SURRENDERS

> Generally, you may take loans against 90% of your policy's value less any outstanding debt.

> You may partially surrender any part of the policy anytime. We reserve the right to deduct a partial surrender fee.

> You may fully surrender this policy anytime for its cash surrender value.

POLICY AVAILABILITY
The policy will be issued on a "case" basis. A case usually has a sponsor, and usually contains multiple policies, though we may consider one person and one policy a case. You may exercise your ownership rights under the policy through the sponsoring organization or employer. Should your relationship with the sponsor end, you may then exercise your policy rights directly with us.

FLEXIBLE PREMIUMS
The only premiums you must pay are the issue premium and any payments required to prevent policy lapse.

UNDERWRITING OPTIONS
We offer three types of underwriting:

>   Full Underwriting; or
>   Simplified Issue Underwriting; or
>   Guaranteed Issue Underwriting.

Your choice of underwriting will have an effect on the Cost of Insurance charges we deduct from your policy value.

OPTIONAL INSURANCE BENEFITS
The following benefits may be available to you by rider:

>   Flexible Term Insurance
>   Cash Surrender Value Enhancement Benefit
>   Exchange of Insured

Availability of these riders depends upon state approval and may involve extra cost. Additional restrictions apply to the Cash Surrender Value Enhancement Benefit Rider.

YOUR RIGHT TO CANCEL THE POLICY
You have the right to review the policy and cancel it if you are not satisfied. Simply return the policy to us within ten days after you receive it, or within 45 days of signing the application.

POLICY RISKS

VARIATIONS
The policy is subject to laws and regulations in every state where the policy is sold and the terms of the policy may vary from state to state.

SUITABILITY RISK
Variable life insurance is designed for long term financial planning, and the policy is not suitable as a short-term investment. We deduct a sales charge, and other charges from premium payments that reduce the value available for withdrawal. Therefore, it may not be appropriate for you to purchase a policy if you foresee the need to withdraw all or part of your policy value during the first few policy years.

TAX EFFECTS
Generally, under current federal income tax law, death benefits are not subject to income taxes. Earnings on the premiums invested in the Account or the Guaranteed Interest Account are not subject to income taxes until there is a distribution from the policy. Taking a loan or a full or partial surrender from the policy could result in recognition of income for tax purposes.

RISK OF LAPSE
Your policy will remain in force as long as the policy value, less any outstanding debt, is enough to pay the monthly charges incurred under the policy. If the policy value, less any outstanding debt, is no longer sufficient to pay the monthly charges, the policy will lapse, or end. We will alert you to an impending lapse situation and give you an opportunity to keep the policy in force by paying a specified amount.

Withdrawals, loans and associated loan interest can negatively affect policy value, and increase the risk of policy lapse.

INVESTMENT RISK
A comprehensive discussion of the risks of each fund purchased by a subaccount of the Phoenix Life Variable Universal Life Account may be found in the funds' prospectuses. Each series is subject to market fluctuations and the risks inherent with ownership of securities. There is no assurance that any series will achieve its stated investment objective.

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY.

THE FIRST TABLE FOR EACH POLICY OPTION DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE POLICY, SURRENDER THE POLICY, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

FEE TABLES
--------------------------------------------------------------------------------
                                TRANSACTION FEES

    CHARGE                      WHEN DEDUCTED               AMOUNT WE DEDUCT
----------------------------------------------------------------------------------------------------------------------------------
SALES CHARGE                    Upon premium payment.       The maximum we will ever charge is 9.00% of each premium payment(1).
----------------------------------------------------------------------------------------------------------------------------------

STATE PREMIUM TAX CHARGE        Upon premium payment.       We charge a maximum of 3.50% of each premium payment, depending on the applicable rate for your state.(2)
----------------------------------------------------------------------------------------------------------------------------------
DEFERRED ACQUISITION TAX        Upon premium payment.       1.50% of each premium payment.
CHARGE
----------------------------------------------------------------------------------------------------------------------------------
SURRENDER CHARGE                Not Applicable.             We do not charge you if you surrender your policy for its cash value.
----------------------------------------------------------------------------------------------------------------------------------
                                Upon Partial Surrender or   We currently do not charge for partial surrenders, but we reserve
PARTIAL SURRENDER CHARGE        reduction in the policy     the right to deduct up to 2.00% of the partial surrender
                                face amount                 amount up to a maximum of $25.
----------------------------------------------------------------------------------------------------------------------------------
                                                            We currently do not charge for transfers between investment options,
TRANSFER CHARGE                 Upon Transfer.              but we reserve the right to charge up to $10 per transfer after the first 2 transfers in any given policy year.(3)
----------------------------------------------------------------------------------------------------------------------------------

(1) In policy years one through seven, we currently deduct 7.0% from each premium payment up to the target premium and 0.00% of premiums paid in excess of the target premium. Beginning in policy year eight, we currently deduct 0.00% of premiums paid and we will never deduct more than 3.00% of premiums paid. The target premium will be disclosed before we issue the policy and will depend on specifics of the life to be insured (e.g. age, gender, risk classification), the type of underwriting, and the face amount of the policy.

(2) Premium tax charges vary by state and range from 0.80% to 3.50% of premiums.

(3) Policies issued to residents of New York will always receive a minimum of 12 transfers per policy year without charge.

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING FUND FEES AND EXPENSES.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

----------------------------------------------------------------------------------------------------------------------------------
    CHARGE                      WHEN DEDUCTED                 AMOUNT DEDUCTED
----------------------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE(1)            On policy date and monthly    This charge is based on the "net amount at risk." The "net amount at
                                on policy processing day.     risk" is the current death benefit minus the policy value.
----------------------------------------------------------------------------------------------------------------------------------
Minimum and Maximum                                           0.02% to 31.97% of the net amount at risk per year.
----------------------------------------------------------------------------------------------------------------------------------
Example for a male age                                        0.10% of the net amount at risk per year.
50 in the nonsmoker
underwriting class for a
fully underwritten policy.
----------------------------------------------------------------------------------------------------------------------------------
ADMINISTRATIVE CHARGE           On policy date and monthly    We charge up to a maximum of $10 per month(2).
                                on policy processing day.
----------------------------------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE           On policy date and monthly    The maximum we charge is 0.08% (0.90% on an annual basis) of the
RISK CHARGE(3)                  on policy processing day.     policy value in the subaccounts of the Account on the monthly processing day.
 ----------------------------------------------------------------------------------------------------------------------------------
LOAN INTEREST CHARGED(4)        Interest accrues daily and    The maximum net cost to the policy is 2.75% of the loan balance.
                                is due on each policy
                                anniversary. If not paid on
                                that date, we will treat the
                                accrued interest as another
                                loan against the policy.
----------------------------------------------------------------------------------------------------------------------------------
OTHER TAX CHARGES               When we become liable         We currently do not charge for taxes, however we reserve the right
                                for taxes.                    to impose a charge should we become liable for taxes in the future.
                                                              Possible taxes would include state or federal income taxes on investment gains of the Account and would be included in our calculation of subaccount values.
----------------------------------------------------------------------------------------------------------------------------------
                           OPTIONAL INSURANCE FEATURES
----------------------------------------------------------------------------------------------------------------------------------
FLEXIBLE TERM RIDER(1)          On Rider Policy Date,         This charge is based on the net amount at risk attributable to the
                                and monthly on each           rider face amount.
                                Monthly Calculation Day.
----------------------------------------------------------------------------------------------------------------------------------
Minimum and Maximum                                           0.02% to 31.97% of the net amount at risk attributable to the Rider face amount.
----------------------------------------------------------------------------------------------------------------------------------
Example for a male                                            0.10% of the net amount at risk attributable to the rider face amount.
age 50 in the nonsmoker
underwriting class for a
fully underwritten policy.
----------------------------------------------------------------------------------------------------------------------------------
CASH SURRENDER VALUE            We do not charge for this     We describe this Rider later under "Optional Insurance Benefits."
ENHANCEMENT BENEFIT             rider. additional
RIDER                           restrictions apply.
----------------------------------------------------------------------------------------------------------------------------------
EXCHANGE OF INSURED             We do not charge for this     We describe this Rider later under "Optional Insurance Benefits."
RIDER                           Rider.
----------------------------------------------------------------------------------------------------------------------------------

(1) These charges vary according to age, gender, underwriting class, policy year and net amount at risk. The charges shown in the table may not be typical of the charges you will pay. Your policy's specifications page will indicate the guaranteed charges applicable to your policy. More detailed information concerning these charges is available upon request. Before you purchase the policy, we will provide you personalized illustrations of your future benefits under the policy based upon the age and underwriting class of the person you wish to insure, the death benefit option, face amount, planned periodic premiums, and riders requested.

(2) We currently charge $5.00 per month for all policies. The Guaranteed Maximum Administrative Charge is $7.50 per month in New York.

(3) We currently deduct a charge of 0.04% of policy value allocated to the subaccounts each month during the first 10 policy years (equal to 0.50% annually), and 0.02% of the value allocated to the subaccounts each month beginning in the 11th policy year (equal to 0.25% annually). We do not deduct this charge from amounts allocated to the Guaranteed Interest Account.

(4) We charge loan interest of up to 4.75% the outstanding loan but we credit the loaned portion of the Guaranteed Interest Account from 2% to 4% with the maximum possible difference between the rate we charge and the rate we credit of 2.75%. At our current rates the cost to the policy is between 0.25% and 0.75% of the outstanding loan balance annually. We provide more information on rates in the "Charges and Deductions" section and in the "Loans" section

THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM FEES AND EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. MORE DETAIL CONCERNING EACH OF THE FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

                   MINIMUM AND MAXIMUM FUND OPERATING EXPENSES

                                                                            Minimum                    Maximum
Total Annual Fund Operating Expenses(1)(expenses that are                   0.29%           -           2.68%
 deducted from a fund's assets, including management fees,
 distribution and/or 12b-1 fees, and other expenses)


(1) See the following table for the total and net fund operating expenses for each available investment portfolio.

  ANNUAL FUND EXPENSES (as a percentage of fund average net assets for the year ended 12/31/04)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             Rule
                                                           Investment       12b-1       Other Operating       Total Annual Fund
                        Series                           Management Fee      Fees          Expenses               Expenses
-----------------------------------------------------------------------------------------------------------------------------------
THE PHOENIX EDGE SERIES FUND
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                                0.75%          N/A             0.30%                 1.05%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Growth                                            0.75%          N/A             0.47% (3)             1.22% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth                                0.85%          N/A             0.89% (1)             1.74% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index                     0.45%          N/A             0.27% (2)             0.72% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities                  0.75%          N/A             0.29%                 1.04%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth                               0.66%          N/A             0.21%                 0.87%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Growth and Income                            0.70%          N/A             0.28% (3)             0.98% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth                             0.90%          N/A             0.67% (4)             1.57% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation                         0.58%          N/A             0.20%                 0.78%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity                                 0.70%          N/A             0.28% (3)             0.98% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market                                  0.40%          N/A             0.24%                 0.64%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income                     0.50%          N/A             0.23%                 0.73%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term Bond                  0.50% (5)      N/A             0.58% (2)             1.08% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends                                0.70%          N/A             0.75% (1)             1.45% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value                         0.90%          N/A             1.78% (1)             2.68% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select                    0.90%          N/A             0.40% (1)             1.30% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30                                       0.35%          N/A             0.56% (3)             0.91% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)                          0.35%          N/A             0.74% (3)             1.09% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value                       1.05%          N/A             0.29% (3)             1.34% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value                     1.05%          N/A             0.38% (3)             1.43% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                                 0.80%          N/A             0.38% (4)             1.18% (6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme                                0.75%          N/A             0.33%                 1.08%
-----------------------------------------------------------------------------------------------------------------------------------

(1) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed 0.15% of the series' average net assets.
(2) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed 0.20% of the series' average net assets.
(3) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed 0.25% of the series' average net assets.
(4) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed 0.35% of the series' average net assets.
(5) The advisor voluntarily waived the management fee for the period through May 31, 2004, giving an annual management fee of less than 0.50% of the series' average net assets for 2004. Without the waiver, the annual management fee rate is 0.50%. The chart below, showing net annual fund expenses, assumes the 0.50% rate for this series.
(6) The chart below shows net annual fund expenses after voluntary reimbursements by the advisor.

                                                  Net Annual Fund                                                    Net Annual Fund
                                                  ---------------                                                    ---------------
                Series             Reimbursements    Expenses               Series                    Reimbursements    Expenses
                ------             --------------    --------               ------                    --------------    --------
Phoenix-AIM Growth                    (0.22%)         1.00%      Phoenix-Kayne Small-Cap Quality Value     (1.63%)          1.05%
Phoenix-Alger Small-Cap Growth        (0.74%)         1.00%      Phoenix-Lazard International Equity
Phoenix-Alliance/Bernstein Enhanced                              Select                                    (0.25%)          1.05%
Index                                 (0.07%)         0.65%      Phoenix-Northern Dow 30                   (0.31%)          0.60%
Phoenix-Engemann Growth and Income    (0.03%)         0.95%      Phoenix-Northern Nasdaq-100 Index(R)      (0.49%)          0.60%
Phoenix-Engemann Small-Cap Growth     (0.32%)         1.25%      Phoenix-Sanford Bernstein Mid-Cap
Phoenix-Engemann Value Equity         (0.03%)         0.95%      Value                                     (0.04%)          1.30%
Phoenix-Goodwin Multi-Sector Short                               Phoenix-Sanford Bernstein
Term Bond                             (0.38%)         0.70%      Small-Cap Value                           (0.13%)          1.30%
Phoenix-Kayne Rising Dividends        (0.60%)         0.85%      Phoenix-Seneca Mid-Cap Growth             (0.03%)          1.15%

     (NOTE: Each or all of the voluntary expense reimbursements noted in the chart above may be changed or eliminated at anytime without notice.)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Net Annual
                                                                Rule                                                  Fund Expenses
                                                Investment    12b-1 or      Other                     Contractual        After
                                                Management     Service    Operating    Total Annual  Reimbursements  Reimbursements
                     Series                        Fee          Fees      Expenses    Fund Expenses    & Waivers       & Waivers
-----------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                 0.61%        N/A         0.30%         0.91%          (0.00%)         0.91%
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund                  0.73%        N/A         0.31%         1.04%          (0.00%)         1.04%
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                       0.61%        N/A         0.30%         0.91%          (0.00%)         0.91%
-----------------------------------------------------------------------------------------------------------------------------------
THE ALGER AMERICAN FUND - CLASS O SHARES
-----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio          0.85%        N/A         0.12%         0.97%          (0.00%)         0.97%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Net Annual
                                                                Rule                                                  Fund Expenses
                                                 Investment   12b-1 or      Other                     Contractual        After
                                                 Management    Service    Operating    Total Annual  Reimbursements  Reimbursements
                     Series                         Fee         Fees      Expenses    Fund Expenses    & Waivers       & Waivers
-----------------------------------------------------------------------------------------------------------------------------------
FEDERATED INSURANCE SERIES
-----------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II   0.60%        0.25% (1)   0.13%         0.98%         ---              ---(11)
-----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II - Primary       0.60%        0.25% (1)   0.14%         0.99%         ---              ---(11)
Shares
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE CLASS
-----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                        0.57%        0.10%       0.11% (2)     0.78%         ---              ---(11)
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                 0.58%        0.10%       0.14% (2)     0.82%         ---              ---(11)
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                               0.58%        0.10%       0.10% (2)     0.78%         ---              ---(11)
-----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
-----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                      0.60%        0.25% (4)   0.15%         1.00%        (0.00%)           1.00%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund       1.25%        0.25%       0.29%         1.79%        (0.00%)           1.79%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                  0.68%        0.25%       0.19%         1.12%        (0.05%) (5)       1.07%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund             0.61%        0.25%       0.24%         1.10%        (0.01%) (5)       1.09%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                   0.79% (3)    0.25% (4)   0.07%         1.11%        (0.00%)           1.11%
-----------------------------------------------------------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES
-----------------------------------------------------------------------------------------------------------------------------------
Lazard Retirement Small Cap Portfolio              0.75%        0.25%       0.37%         1.37%        (0.12%) (6)       1.25%
-----------------------------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND, INC. - CLASS VC
-----------------------------------------------------------------------------------------------------------------------------------
Bond-Debenture Portfolio                           0.50%         N/A        0.48%         0.98%        (0.08%) (7)       0.90%
-----------------------------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio                        0.50%         N/A        0.39%         0.89%        (0.00%)           0.89%
-----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio                            0.75%         N/A        0.42%         1.17%        (0.00%)           1.17%
-----------------------------------------------------------------------------------------------------------------------------------
THE RYDEX VARIABLE TRUST
-----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund                     0.90%         N/A        0.73%         1.63%        (0.00%)           1.63%
-----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund                     0.75%         N/A        0.71%         1.46%        (0.00%)           1.46%
-----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund          0.90%         N/A        0.73%         1.63%        (0.00%)           1.63%
-----------------------------------------------------------------------------------------------------------------------------------
SCUDDER INVESTMENTS VIT FUNDS - CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund              0.45%         N/A        0.37%         0.82%        (0.17%) (8)       0.65%
-----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                  0.20%         N/A        0.09%         0.29%        (0.00%)           0.29%
-----------------------------------------------------------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - CLASS I SHARES
-----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                               0.80%         N/A        0.49%         1.29% (9)      ---             ---(11)
-----------------------------------------------------------------------------------------------------------------------------------
WANGER ADVISORS TRUST
-----------------------------------------------------------------------------------------------------------------------------------
Wanger International Select                        1.00%         N/A        0.43%         1.43%        (0.01%) (10)      1.42%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                     1.17%         N/A        0.19%         1.36%        (0.16%) (10)      1.20%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Select                                      0.95%         N/A        0.15%         1.10%        (0.10%) (10)      1.00%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                      0.92%         N/A        0.08%         1.00%        (0.01%) (10)      0.99%
-----------------------------------------------------------------------------------------------------------------------------------

(1)  The fund has voluntarily agreed to waive this service fee.
(2) A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at anytime.
(3)  The fund administration fee is paid indirectly through the management fee.
(4) While the maximum amount payable under the fund's Rule 12b-1 plan is 0.35% per year of the fund's average annual net assets, the fund's Board of Trustees has set the current rate at 0.25% per year.
(5) The advisor has contractually agreed to reduce its investment management fee to reflect reduced services resulting from the fund's investment in a Franklin Templeton Money Market Fund (the Sweep Fund). This reduction is required by the fund's Board of Trustees and an order by the SEC. After such reductions, the management fees are 0.63% for the Templeton Foreign Securities Fund and 0.60% for the Templeton Global Asset Allocation Fund.
(6) Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2005, to the extent Total Annual Portfolio Operating Expenses exceed 1.25% of the Portfolio's average daily net assets.
(7) For the year ending December 31, 2004, Lord, Abbett & Co. LLC has contractually agreed to reimburse a portion of the Fund's expenses to the extent necessary to maintain its "Other Expenses" at an aggregate rate of 0.40% of its average daily net assets.
(8) The advisor has contractually agreed, for the one-year period beginning May 1, 2005, to waive its fees and/or reimburse expenses of the fund in excess of 0.65% of the average daily net assets.
(9) The advisor has voluntarily agreed to waive a portion or all of its management fee and/or reimburse expenses to the extent necessary so that total annual operating expenses, excluding certain investment related expenses such as foreign country tax expense and interest expense on borrowing, do not exceed the operating expense limitation of 1.15%.
(10) Management fees have been restated to reflect contractual changes to the management fee for the fund as of February 10, 2005. The fee waiver was effective as of February 10, 2005 but applied as if it had gone into effect on December 1, 2004.
(11) The chart below shows net annual fund expenses after voluntary reimbursements or waivers by the advisor.

                                                   Net Annual Fund                                                   Net Annual Fund
                                                   ---------------                                                   ---------------
                Series              Reimbursements    Expenses                Series                  Reimbursements    Expenses
                ------              --------------    --------                ------                  --------------    --------
Federated Fund for U.S. Government                                 VIP Growth Opportunities Portfolio    (0.02%)          0.80%
Securities II                          (0.26%)         0.72%       VIP Growth Portfolio                  (0.03%)          0.75%
Federated High Income Bond Fund                                    Technology Portfolio                  (0.14%)          1.15%
II - Primary Shares                    (0.25%)         0.74%
VIP Contrafund(R) Portfolio            (0.02%)         0.76%

     (NOTE: Each or all of the voluntary expense reimbursements and waivers noted in the chart above may be changed or eliminated
                          at anytime without notice.)

PHOENIX LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

Phoenix Life Insurance Company is a New York stock life insurance company incorporated May 1, 1851, and is a wholly owned subsidiary of The Phoenix Companies, Inc., a Delaware corporation. We sell life insurance policies and annuity contracts through our affiliated distribution companies and through brokers. Our executive and administrative office is at One American Row in Hartford, Connecticut 06115 and our statutory home office is at 10 Krey Boulevard in East Greenbush, New York 12144.

Throughout this prospectus we will refer to Phoenix Life Insurance Company as "Phoenix" and in the first person (i.e. as "we", "us", "our", "Company").

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
--------------------------------------------------------------------------------

We established the Separate Account as a separate account of Phoenix on June 17, 1985 in accordance with New York law. The Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the Account's management, investment practices or policies, nor those of Phoenix.

The Separate Account is divided into subaccounts, each of which is available for allocation of policy value. We determine the value of each subaccount's shares at the end of every valuation day that the New York Stock Exchange is open. Each subaccount will invest solely in a single investment portfolio of a fund. The fund names and the portfolio names are listed on page one of this prospectus. Each portfolio's investment type is given in Appendix A.

Phoenix does not guarantee the investment performance of the Separate Account nor of any of its subaccounts. The policy value allocated to the Separate Account depends on the investment performance of the underlying funds. As policy owner, you bear the full investment risk for all monies invested in the Account.

We reserve the right to add, remove, modify, or substitute for, portfolios in which the Account invests.

PERFORMANCE HISTORY
We may choose to include performance history of the subaccounts or the underlying portfolios in advertisements, sales literature or reports. Performance information about each subaccount is based on past performance and is not an indication of future performance.

Copies of the fund prospectuses may be obtained by writing to us or calling us a the address or telephone number provided on the front page of this prospectus.

VALUATION DATE

A valuation date is every day the New York Stock Exchange ("NYSE") is open for trading and Phoenix is open for business. However, transaction processing may be postponed for the following reasons


1.  the NYSE is closed or may have closed early;
2.  the SEC has determined that a state of emergency exists; or
3. on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran's Day).

The NYSE Board of Directors reserves the right to change the NYSE schedule as conditions warrant. On each valuation date, the value of the Separate Account is determined at the close of the NYSE (currently 4:00 p.m. Eastern Time). The NYSE is scheduled to be closed on the following days:

------------------------------------------------------------------
New Year's Day                          Independence Day
------------------------------------------------------------------
Martin Luther King, Jr. Day             Labor Day
------------------------------------------------------------------

Presidents Day                          Thanksgiving Day

------------------------------------------------------------------
Good Friday                             Christmas Day Memorial Day
------------------------------------------------------------------

VOTING RIGHTS
--------------------------------------------------------------------------------

We legally own all fund shares held by the subaccounts. We vote those shares at shareholder meetings according to voting instructions we receive from policy owners with an interest in the subaccounts. We may decide to vote the shares in our own right should the law change to permit us to do so.

While your policy is in effect, you may provide us with voting instructions for each subaccount in which you have an interest. We determine the number of votes you may cast by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount.

We will send you proxy material, reports and other materials relevant to the subaccounts in which you have a voting interest. In order to vote you must complete the proxy form and return it with your voting instructions. You may also be able to vote your interest by telephone or over the internet if such instructions are included in the proxy material. We will vote all of the shares we own on your behalf, in accordance with your instructions. We will vote the shares for which we do not receive instructions, and any other shares we own, in the same proportion as the shares for which we do receive instructions.

We may ask you to provide voting instructions for such items as:

1) the election of the fund's Trustees;
2) the ratification of the independent accountants for the fund;
3) approval or amendment of investment advisory agreements;
4) a change in fundamental policies or restrictions of the series; and
5) any other matters requiring a shareholder vote.

You may obtain any available fund prospectuses by contacting us at the address and telephone number given on page one.

THE GUARANTEED INTEREST ACCOUNT
--------------------------------------------------------------------------------

In addition to the Account, you may allocate premiums or transfer values to the Guaranteed Interest Account. Amounts you allocate to the Guaranteed Interest Account are deposited in our general account. You do not share in the investment experience of our general account. Rather, we guarantee a minimum rate of return on the allocated amounts. Although we are not obligated to credit interest at a higher rate than the minimum, we will credit any excess interest as determined by us based on expected investment yield information.

We reserve the right to limit total deposits and transfers to the Guaranteed Interest Account to no more than $250,000 during any one-week period per policy.

You may make transfers into the Guaranteed Interest Account at any time. In general, you may make only one transfer per year from the Guaranteed Interest Account. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the policy value in the Guaranteed Interest Account as of the date of the transfer. You may transfer the total value out of the Guaranteed Interest Account to one or more of the subaccounts over a consecutive four-year period according to the following schedule:

>   First Year:     25% of the total value
>   Second Year:    33% of remaining value
>   Third Year:     50% of remaining value
>   Fourth Year:    100% of remaining value

Transfers from the Guaranteed Interest Account may also be subject to other rules as described in this prospectus.

Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the U.S. Securities and Exchange Commission ("SEC") has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

GENERAL
Charges affect your policy value and the amount you may receive from your policy.

We make deductions to compensate us for our various expenses in selling, maintaining, underwriting and issuing the policy and guaranteeing the insurance benefits.

CHARGES DEDUCTED FROM PREMIUM PAYMENTS

SALES CHARGE
We deduct a charge from each premium payment to the policy that we use to reimburse the Company for a variety of expenses we incur in selling and distributing the policy (e.g., commissions, advertising and printing). We currently do not deduct a sales charge from premiums that are in excess of the Target Premium for the policy for a policy year. The Target Premium will be disclosed before we issue the policy, and will depend on age, gender and risk classification, the type of underwriting and the policy face amount.

STATE PREMIUM TAX CHARGE
States assess premium taxes at various rates. We deduct the applicable state rate from each premium to cover the cost of the premium taxes we must pay the state. The states currently assess charges ranging from 0.80% to 3.50% of premiums. We may increase or decrease the charge we take from your premium payments if your state's rate changes, or if you change your state of residence. We currently do not deduct this charge from premiums that are in excess of the target premium for the policy for a policy year.

DEFERRED ACQUISITION COST TAX CHARGE
We deduct a charge of 1.5% from each premium payment to the policy to reimburse the Company for our liability under Internal Revenue Code Section 848. We currently do not deduct this charge from premiums that are in excess of the target premium for the policy for a policy year.

PERIODIC CHARGES

MONTHLY CHARGES
We make monthly deductions on each monthly calculation day from your policy value according to your specified allocation schedule. You initially choose this schedule in your application, but can change it later. Should any of the investment options on your schedule become depleted, we will proportionally increase the deduction from the remaining investment options.

> ADMINISTRATIVE CHARGE. We assess this monthly charge as compensation for the expenses we incur in administering your policy. This charge reimburses us for such services as billing and collections, monthly processing, updating daily values and communicating with policyholders.

    We currently charge each policy $5 per month, but reserve the right to charge up to $10 per month. The maximum we will ever charge for a policy issued in the state of New York is $7.50 per month.

> COST OF INSURANCE. We determine this charge by multiplying the appropriate cost of insurance rate by the net amount at risk. The net amount at risk is the difference between your policy's death benefit and your policy value. We generally base our rates on the insured person's gender, attained age, underwriting type and risk class. We also consider the duration, or how long the policy has been in force. We are not permitted to consider gender as a factor in some states and under certain qualified plans.

    We base the actual monthly cost of insurance charge on what we expect our future mortality experiences will be. Charges will not exceed the guaranteed cost of insurance rates set forth in your policy. The guaranteed maximum rates are equal to 100% of the 1980 Commissioners Standard Ordinary ("CSO") Mortality Table.

    We will apply any change in our cost of insurance rates uniformly to all persons of the same gender, insurance age, underwriting type and risk class whose policies have been in force for the same length of time. We currently insure lives as either standard risk class or a risk class involving a higher mortality risk. We determine your risk class based on your health and the medical information you provide. Lives in the standard risk classes will have a lower cost of insurance for otherwise identical policies, than lives in the higher mortality risk classes. Nonsmokers will generally incur a lower cost of insurance than will similarly situated smokers.

    The type of underwriting chosen for your policy could have an effect on the cost of insurance rate applied to your policy.

> MORTALITY AND EXPENSE RISK CHARGE. We assume a mortality risk that, as a whole, the people we insure may die sooner than expected. We would then pay greater total death benefits than we had expected.

    We assume an expense risk that expenses we incur in issuing and maintaining the policies may exceed the administrative charges expected for the policies.

    We also assume other risks associated with issuing the policies, such as incurring greater than expected costs incurred due to policy loans.

> If our policy-related expenses do not exceed the charges, or if our mortality projections prove to be accurate, we may profit from this charge. We may use profits from this charge for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.

    Your policy will pay a mortality and expense risk charge equal to a percentage of the subaccount value on each monthly calculation day. Currently, during the first ten years, the rate will be equal to 0.50% annually. Beginning in policy year 11, the rate will be equal to 0.25% annually. We reserve the right to increase the mortality and expense risk charges up to a Guaranteed Maximum rate of 0.90% on an annual basis during all policy years.

    We do not collect the mortality and expense risk charge on amounts held in the Guaranteed Interest Account.

> COST OF OPTIONAL INSURANCE FEATURES (RIDERS). Some of the available rider benefits you may choose incur an additional monthly charge. These options are available only if approved in your state.

    The Corporate Edge policy has two riders available at no additional charge:

    o   Exchange of Insured

    o   Cash Surrender Value Enhancement Benefit

    We charge for providing benefits under the following rider:

    o Flexible Term Insurance. We charge the applicable cost of insurance rates for the "net amount at risk" attributable to the rider's face amount.

> LOAN INTEREST CHARGED. We charge your policy for outstanding loans at the rates illustrated in the tables below until the policy anniversary nearest the insured person's 65th birthday. The loan interest rate in effect after the policy anniversary nearest the insured's 65th birthday is 2.25% (4.25% for New York and New Jersey).

    As shown, the rate we charge your policy is higher than the rate we credit the loaned portion of the Guaranteed Interest Account. The difference is to compensate us for costs associated with administering the loans.


------------------------------------------------------------------------

                                                  RATE WE CREDIT THE
                                                 LOANED PORTION OF THE
                   LOAN INTEREST RATE            GUARANTEED INTEREST
                        CHARGED                        ACCOUNT
                   ------------------            -----------------------
                               MAXIMUM                         MAXIMUM
POLICY            MOST           &                 MOST           &
YEAR             STATES        NY AND NJ          STATES       NY AND NJ
-----            ------        ---------          ------       ---------
1-10             2.75%         4.75%              2%           4%
------------------------------------------------------------------------
11-16            2.50%         4.50%              2%           4%
------------------------------------------------------------------------
16+              2.25%         4.25%              2%           4%
------------------------------------------------------------------------

Loans can reduce the policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit.

CONDITIONAL CHARGES
We impose some other charges only if certain events occur:

> PARTIAL SURRENDER CHARGE. We do not currently charge for partial surrenders, but we reserve the right to deduct up to 2% of the partial surrender amount up to a maximum of $25. We would begin to impose this charge if necessary to offset the costs associated with processing partial surrenders.

> TRANSFER CHARGE. Currently we do not charge for transfers between subaccounts, however we reserve the right to charge up to $10 for each transfer in excess of two each calendar year. (For policies issued in New York, we may charge a maximum of $7.50 for each transfer in excess of twelve each calendar year.)

OTHER CHARGES
> OTHER TAX CHARGES. Currently no charge is made to the Account for federal income taxes that may be attributable to the Account. We may, however, make such a charge in the future for these or any other taxes attributable to the Separate Account.


> FUND CHARGES. As compensation for investment management services to the funds, the advisors are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each series.


    These fund charges and other expenses are described more fully in the respective fund prospectuses.

CHARGE REDUCTIONS
We may reduce or eliminate charges we normally assess if we expect that the size or nature of a policy will lower our costs associated with the policy.

THE POLICY
--------------------------------------------------------------------------------
CONTRACT RIGHTS: OWNER, INSURED, AND BENEFICIARY

OWNER
The owner is the person who applies for the policy and who will generally make the choices that determine how the policy operates while it is in force. When we use the terms "you" or "your", in this prospectus, we are referring to the owner.

INSURED
The insured is the person on whose life the policy is issued. You name this person in the application for the policy. The person to be insured must be at least 18 years old. The maximum ages we insure are:

>   85 for policies with full Underwriting;
>   70 for policies with Simplified Issue Underwriting; and
>   64 for policies with Guaranteed Issue Underwriting.

We may require that you provide evidence that the person to be insured is insurable. This could require a medical examination.

BENEFICIARY
The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment.

Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to us. Generally, the change will take effect as of the date your request is signed.

If no beneficiary is living when the person insured dies we will pay you the death benefit, unless you have given us other instructions; or, if you are no longer living, we will pay the death benefit to your estate.

CONTRACT LIMITATIONS

ASSIGNMENT
You may assign the policy. We will not be bound by such assignment until we receive a written copy of the assignment, nor will we be liable for any payment we make before then. We assume no responsibility for determining whether an assignment is valid.

PURCHASING A POLICY

UNDERWRITING PROCEDURES

We base our rates on the insured person's gender, attained age, underwriting type and risk class. We may require certain medical information in order to determine the risk class of the person to be insured. We are not permitted to consider gender as a factor in some states and under certain qualified plans.


The type of underwriting we provide for the case for which your policy is a part, could have an effect on the cost of insurance rates we assess on a policy. The types of underwriting we offer for these policies are:

>   Full Underwriting;

>   Simplified Issue Underwriting;

>   Guaranteed Issue Underwriting.

We retain the right to refuse to process your application within seven days after we receive it. We retain the right to decline to issue your policy even if we have approved your application for processing. We will accept payment at the time the policy is issued.

ELIGIBLE PURCHASERS
You may purchase a policy on the life of any person provided you have an insurable interest in the life to be insured and the consent of the person to be insured.

MINIMUM DEATH BENEFIT
The policy has a minimum death benefit in order to qualify as life insurance under current federal tax law.

You must choose between the two methods used to determine the minimum death benefit when you purchase the policy. Your choice is irrevocable:

1) The Cash Value Accumulation Test determines the minimum death benefit by multiplying the policy value by the minimum death benefit percentage. The percentages depend on age and gender.

2) The Guideline Premium Test determines the minimum death benefit as a percentage of policy value, but the percentage varies only with age.

MINIMUM ISSUE PREMIUM
We generally require a minimum premium on a case basis of $100,000 for fully underwritten cases and $50,000 for simplified issue and guaranteed issue cases. There may be additional restrictions in some states.

PREMIUM PAYMENTS
Corporate Edge is a flexible fixed and premium variable universal life insurance policy. It has a death benefit, cash surrender value and a loan privilege, as does a traditional fixed benefit whole life policy. The policy differs from a fixed benefit whole life policy, however, because you may allocate policy value to one or more subaccounts of the Account or the Guaranteed Interest Account. Each subaccount of the Account, in turn, invests its assets exclusively in a portfolio of a fund. The policy value varies according to the investment performance of the investment portfolio to which policy value has been allocated.

The issue premium is due on the policy date. The insured must be alive when the issue premium is paid. You should deliver the issue premium payment to your registered representative, who will forward it to our underwriting department.

We will generally allocate the issue premium, less applicable charges, according to your instructions.

We reduce premium payments by the sales charge, state premium tax charge and deferred acquisition tax charge before we apply them to your policy. We will apply this net premium among your chosen investment options. We will buy any subaccount units at the subaccount unit values next calculated after we receive the premium. We establish maximum premium limits and may change them from time to time. You may make additional premium payments at any time. The minimum premium payment during a grace period is the amount needed to prevent policy lapse. At all other times the minimum acceptable payment is $100. You should send additional premium payments to us at the address on page one.

The policy will have a total premium limit determined by the definition of life insurance test chosen in the application. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, the policy owner will receive the excess, with interest at an annual rate of not less than 3%, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value will then be adjusted to reflect the refund. To pay such refund, amounts taken from each subaccount or the Guaranteed Interest Account will be done in the same manner as for monthly deductions. You may write to us and give us different instructions. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations.

POLICY REFUND
Should you elect to return your policy under your right to cancel we will treat your policy as if we had never issued it. We will return the sum of the following as of the date we receive the returned policy:

1)  the current policy value less any unpaid loans and loan interest; plus

2) any monthly deductions, partial surrender fees and other charges made under the policy.

We retain the right to decline to process an application within seven days of our receipt of the completed application for insurance. Even if we have approved the application for processing, we retain the right to decline to issue the policy.

GENERAL
--------------------------------------------------------------------------------
POSTPONEMENT OF PAYMENTS
We may postpone payment of surrenders, partial withdrawals, policy loan or death benefits in excess of the initial face amount under any of the following circumstances:

> We may postpone for up to six months, payment for any transaction that depends on the value of the Guaranteed Interest Account.

> We may postpone payment whenever the NYSE is closed other than for customary weekend and holiday closings, trading on the NYSE is restricted, on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran's Day); or

> When the SEC decides an emergency exists and the sale of securities or the determination of the value of securities in the Account is not reasonably practicable.

Transfers also may be postponed under these circumstances.

OPTIONAL INSURANCE BENEFITS (RIDERS)
You may elect additional benefits by selecting available riders under a policy. You may cancel these riders at any time. We may deduct a charge for each additional rider you choose. If you choose any of these riders, we will provide more details in the form of a rider attached to the policy. The following riders are currently available (if approved in your state). We may make additional riders available in future.

> Cash Surrender Value Enhancement Benefit Rider: This rider can provide enhanced cash surrender values upon certain early duration surrenders. Additional restrictions apply. Most policies will not qualify for this rider.

> Exchange of Insured Rider: This rider allows you to change the person insured by the policy. Subsequent charges for the policy will then be based on the new person insured by the policy. The policy's incontestability and suicide exclusion periods will begin anew from the date of the change.

    You will be required to pay an exchange adjustment if the value of the policy prior to the exchange is insufficient to provide a positive value following the exchange.

    Should the policy value be large enough to cause the death benefit to exceed the limitations for the new policy, we will use the excess policy value to reduce any outstanding loans, or return the excess in cash.

    You may be required to pay back a portion of any outstanding loans in order that the loan value of the new policy is within our set limits.

    Such a policy exchange does not qualify for tax deferral, therefore, you will be liable for taxes on any previously unrecognized gains in the policy.

> Flexible Term Insurance Rider. This Rider allows you to purchase additional term insurance on the person insured under the policy. The term insurance face amount may not exceed ten times the initial base policy face amount. This rider is only available to those under the age of 100. We charge the applicable cost of insurance rates for the "net amount at risk" which is attributable to the rider's face amount.

REQUESTS FOR DECREASE IN FACE AMOUNT
You may request a decrease in face amount at any time after the first policy year. Unless we agree otherwise, the decrease must be at least $10,000 and the face amount remaining after the decrease must be at least $50,000. All face amount decrease requests must be in writing and will be effective on the first monthly calculation day following the date we approve the request.

A decrease in face amount generally decreases the death benefit. A decrease in the death benefit could result in certain income tax consequences.

PARTIAL SURRENDER AND DECREASES IN FACE AMOUNT: EFFECT ON DEATH BENEFIT
A partial surrender or a decrease in face amount generally decreases the death benefit. Upon a decrease in face amount or partial surrender, a partial surrender charge may be deducted from policy value based on the amount of the decrease or partial surrender. A decrease in face amount reduces the death benefit on the next monthly calculation day. A partial surrender reduces the death benefit immediately. A decrease in the death benefit may have tax consequences.

INCREASES IN FACE AMOUNT
You may request that we increase the face amount of your policy after the first policy anniversary. You must make your request in writing and provide evidence of insurability.

We generally require a minimum increase of $25,000. The increase takes effect on the next policy anniversary.

We will increase the monthly cost of insurance deductions as a result of a face amount increase. Therefore, your cash surrender value must be sufficient to pay the monthly deduction or we will require an additional premium.

You will have a right to cancel the requested increase in face amount within the 45 days following the increase and you will receive a refund of the increased cost of insurance charges.

We provide some information regarding possible implications of a material change in the policy resulting from a face amount increase in the Statement of Additional Information.

SURRENDERS
You may take a full or partial surrender of your policy at any time as long as the insured person is living and the policy is in force. The amount available for a full surrender will be the cash surrender value at the end of the valuation period during which we receive the surrender request. The cash surrender value will be the policy value reduced by any charges due and the amount of any outstanding loans plus any additional amounts provided by rider. We do not assess a surrender charge.

In order to request a full or partial surrender you must send a written request in a form satisfactory to us. We may also require you to submit your policy. A full or partial surrender will be effective as of the date we receive your written request, in good order.

We generally pay a surrendered amount within seven days of receiving your written request in good order. You may choose to receive a surrendered amount in a lump sum or you may apply it to any of our available payment options. We may postpone surrender payments under certain circumstances.

PARTIAL SURRENDERS
You may receive a part of the policy's cash surrender value by requesting a partial surrender of the policy. The amount available for partial surrender is the policy value reduced by the amount of any outstanding loans and further reduced by any charges due. You must submit a written request to us. We may require you to return your policy before we make payment. A partial surrender will be effective on the date we receive your written request and the returned policy, if required. We reserve the right to charge a fee of up to 2% of the partial surrender amount up to a maximum of $25.

We do not normally permit partial surrenders of less than $500. We may require you to surrender the entire value allocated to an investment option if the partial surrender would result in a value below $500 in that investment option.

You may choose in what proportions we deduct the partial surrender amount from among your investment options. If you do not choose we will make the deductions in the same manner as for monthly deductions.

We will reduce your policy's cash value by the partial surrender amount paid and the partial surrender fee, if deducted.

DEATH BENEFIT
You choose your Death Benefit Option when you apply for your policy. You are permitted to change between Death Benefit Option 1 and Death Benefit Option 2. You may not change to or from Death Benefit Option 3.

-----------------------------------------------------------------------------------
                           VALUE WE APPLY TO PAYMENT OPTION
-----------------------------------------------------------------------------------
                           The greater of (a) or (b) where:
DEATH BENEFIT OPTION 1     (a) is the policy's face amount; and
                           (b) is the minimum death benefit in effect on the
                               date of death.
-----------------------------------------------------------------------------------
                           The greater of (a) or (b), where:
                           (a) is equal to the policy's face amount on the
DEATH BENEFIT OPTION 2         date of death plus the policy value; and
                           (b) is the minimum death benefit in effect on the
                               date of death.
-----------------------------------------------------------------------------------
                           The greater of (a), (b), or (c), where:
                           (a) is equal to the policy's face amount as of the
                               date of death plus the sum of all premiums minus
                               withdrawals,
DEATH BENEFIT OPTION 3     (b) is equal to the policy's face amount on the date of
                               death; and
                           (c) is the minimum death benefit in effect on the date
                               of death.
-----------------------------------------------------------------------------------

Loans can reduce the policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit.

PAYMENT OF PROCEEDS
--------------------------------------------------------------------------------

SURRENDER AND DEATH BENEFIT PROCEEDS
We will process death benefits and full or partial surrenders at unit values next computed after we receive the written request for surrender or due proof of death, provided the request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within seven days, unless another payment option has been elected. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated in order to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry.

You may elect a payment option for payment of the death proceeds to the beneficiary. You may revoke or change a prior election, unless such right has been waived. The beneficiary may make or change an election before payment of the death proceeds, unless you have made an election that does not permit such further election or changes by the beneficiary.

A written request in a form satisfactory to us is required to elect, change or revoke a payment option.

The minimum amount of surrender or death proceeds that may be applied under any payment option is $1,000.

If you assigned the policy as collateral security, we will pay any amount due the assignee in one lump sum. We will then pay any remaining proceeds under the selected payment option.

PAYMENT AMOUNT
We will make a death benefit payment based on the death benefit option in effect at the time. The amount available for a full surrender or as a death benefit is the policy value reduced by any outstanding loans and by any charges due plus any additional amounts provided by rider. A partial surrender must be at least $500.

PAYMENT OPTIONS
You may apply all or part of the surrender or death proceeds of a policy under one or more of the following payment options. We may offer other payment options or alternative versions of these options in future. Your policy will have more information about the payment options.

PAYMENT OPTION 1--LUMP SUM
We pay all proceeds as one sum.

PAYMENT OPTION 2--LEFT TO EARN INTEREST
We pay interest on the principal for the beneficiary's lifetime. We guarantee an annual interest rate of at least 3%.

PAYMENT OPTION 3--PAYMENT FOR A SPECIFIC PERIOD
We pay equal installments for a specified period whether the payee lives or dies. We make the first payment on the date of settlement. We guarantee an annual assumed interest rate on the unpaid balance of at least 3%.

PAYMENT OPTION 4--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN
We will pay equal installments for the specified period certain, and continue to make payments as long as the payee lives. There is a choice of three period certains:
> ten years; or
> 20 years; or
> until the installments paid refund the amount applied under this option.

If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

We use an annual interest rate of 3 3/8% to compute payments for any life annuity with a period certain of less than 20 years. We use an annual interest rate of 3 1/4% to compute payments for any life annuity with a period certain of 20 years or more.

PAYMENT OPTION 5--LIFE ANNUITY
We pay equal installments to the payee for life beginning on the date of settlement. When the payee dies we will make no more payments of any kind. We will use a guaranteed annual interest rate of at least 3 1/2% to compute payments under this option.

PAYMENT OPTION 6--PAYMENTS OF A SPECIFIED AMOUNT
We pay equal installments out of the principal and interest on that principal until the principal remaining is less than the amount of the installment. We then make a final payment of the remaining principal and interest. We pay the first installment on the date of settlement. Payments will include interest on the remaining principal at a guaranteed annual rate of at least 3%. We will credit interest at the end of each year. Should the interest credited at the end of the year exceed the income payments made in the preceding 12 months, we will pay the excess in one sum.

PAYMENT OPTION 7--JOINT SURVIVORSHIP ANNUITY WITH 10-YEAR PERIOD CERTAIN
We pay equal installments beginning on the settlement date for a minimum of ten years continuing thereafter as long as either payee is alive. Should both payees die before the 10-year period certain ends, we will make the remaining payments to their beneficiaries.

The younger payee must be at least 40 years old. We will use a guaranteed annual interest rate of at least 3 3/8% to compute payments under this option.

TRANSFER OF POLICY VALUE


INTERNET, INTERACTIVE VOICE RESPONSE AND TELEPHONE TRANSFERS

You may transfer your policy value among the available investment options and make changes to your premium payment allocations by Internet, Interactive Voice Response or Telephone. You may write to VPMO or call VULA between the hours of 8:30 AM and 4:00 PM, Eastern Time. (The appropriate address and telephone number are on page 1.) We will execute a written request the day we receive it at VPMO. We will execute transfers on the day you make the request except as noted below.


We do not charge for transfers at this time. However, we reserve the right to charge a fee of $10 for each transfer after your first two transfers in a policy year. Should we begin imposing this charge, we would not count transfers made under a Systematic Transfer Program toward the two-transfer limit.


You may permit your registered representative to submit transfer requests on your behalf.

Phoenix and Phoenix Equity Planning Corporation ("PEPCO"), our national distributor, will use reasonable procedures to confirm that transfer instructions are genuine. We require verification of account information and will record telephone instructions on tape. You will receive written confirmation of all transfers. Phoenix and PEPCO may be liable for following unauthorized instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that Phoenix and PEPCO reasonably believe to be genuine.

We may modify or terminate your transfer and allocation privileges at any time. You may find it difficult to exercise these privileges during times of extreme market volatility. In such a case, you should submit your request in writing.

We will not accept batches of transfer instructions from registered representatives acting under powers of attorney for multiple policy owners, unless the registered representative's broker-dealer firm and Phoenix have entered into a third-party service agreement. If we reject a transfer request for any of these reasons, we will notify you of our decision in writing.


TRANSFER RESTRICTIONS
We do not permit transfers of less than $500 unless either:


> the entire balance in the subaccount or the Guaranteed Interest Account is being transferred; or

>   the transfer is part of a Systematic Transfer Program.


We reserve the right to prohibit a transfer to any subaccount if the value of your investment in that subaccount immediately after the transfer would be less than $500. We further reserve the right to require that the entire balance of a subaccount or the Guaranteed Interest Account be transferred if the value of your investment in that subaccount immediately after the transfer, would be less than $500.

You may make only one transfer per policy year from the non-loaned portion of the Guaranteed Interest Account unless the transfers are made as part of a Systematic Transfer Program or unless we agree to make an exception to this rule. The amount you may transfer is limited to the greatest of $1,000 or 25% of the value of the non-loaned portion of the Guaranteed Interest Account. You may transfer policy value into the Guaranteed Interest Account at anytime.


DISRUPTIVE TRADING AND MARKET TIMING
Your ability to make transfers among subaccounts under the policy is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners.

Frequent purchases, redemptions and transfers, programmed transfers, transfers into and then out of a subaccount in a short period of time, and transfers of large amounts at one time ("Disruptive Trading") can have harmful effects for other policy owners. These risks and harmful effects include:

> dilution of the interests of long-term investors in a subaccount, if market timers or others transfer into the subaccount at prices that are below the true value or transfer out of the subaccount at prices that are higher than the true value;

> an adverse affect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the underlying fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and

>   increased brokerage and administrative expenses.

To protect our policy owners and the underlying funds from Disruptive Trading, we have adopted certain market timing policies and procedures.

Under our market timing policy, we could modify your transfer privileges for some or all of the subaccounts. Modifications include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any subaccount at any one time. Unless prohibited by the terms of the policy, we may (but are not obligated to):

> limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.),

> restrict the method of making a transfer (e.g., require that all transfers into a particular subaccount be sent to our Service Center by first class U.S. mail and rescind telephone or fax transfer privileges),

> require a holding period for some subaccounts (e.g., prohibit transfers into a particular subaccount within a specified period of time after a transfer out of that subaccount),

> impose redemption fees on short-term trading (or implement and administer redemption fees imposed by one or more of the underlying funds), or

>   impose other limitations or restrictions.

Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a policy owner's transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other policies owned by or under the control or influence of the same individual or entity. We currently review transfer activity on a regular basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice.

Because we reserve discretion in applying these policies, they may not be applied uniformly. However, we will to the best of our ability apply these policies uniformly. Consequently, there is a risk that some policy owners could engage in market timing while others will bear the effects of their market timing.

Currently we attempt to detect Disruptive Trading by monitoring activity for all policies. If a policy owner's transfer request exceeds the transfer parameters, we may send the owner a warning letter. Then, if at any time thereafter the owner's transfer activity exceeds the transfer parameters, we will revoke the policy owner's right to make Internet and Interactive Voice Response (IVR) transfers. We will notify policy owners in writing (by mail to their address of record on file with us) if we limit their trading.

We have adopted these policies and procedures as a preventative measure to protect all policy owners from the potential affects of Disruptive Trading, while also abiding by any rights that policy owners may have to make transfers and providing reasonable and convenient methods of making transfers that do not have the potential to harm other policy owners.

We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, IVR, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

We cannot guarantee that our monitoring will be 100% successful in detecting all transfer activity that exceeds the parameters discussed above (and we do not guarantee that these are appropriate transfer parameters to prevent Disruptive Trading). Moreover, we cannot guarantee that revoking or limiting a policy owner's Internet, IVR, telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying funds are available to insurance companies other than Phoenix and we do not know whether those other insurance companies have adopted any policies and procedures to detect and deter Disruptive Trading, or if so what those policies and procedures might be. Because we may not be able to detect or deter all Disruptive Trading and because some of these funds are available through other insurance companies, some policy owners may be treated differently than others, resulting in the risk that some policy owners could engage in market timing while others will bear the effects of their market timing.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. In addition, orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any transfer request into any subaccount if the purchase of shares in the corresponding underlying fund is not accepted for any reason.

We do not include transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing or other similar programs when applying our market timing policy.


SYSTEMATIC TRANSFER PROGRAMS
You may elect a systematic transfer program that we offer under the policy. We reserve the right to change, eliminate or add optional programs subject to applicable laws.

We base transfers under a Systematic Transfer Program on the subaccount values on the first day of the month following our receipt of your transfer request. Should the first day of the month fall on a holiday or weekend, we will process the transfer on the next business day. You may have only one program in effect at a time.

DOLLAR COST AVERAGING PROGRAM: Dollar Cost Averaging periodically transfers policy value from one of the subaccounts or from the Guaranteed Interest Account (a "source account") to one or several of the available subaccounts ("target subaccounts"). You choose to make these transfers monthly, quarterly, semiannually or annually. The minimums you may transfer from the source account are:

>   $25 monthly                  >   $150 semiannually

>   $75 quarterly                >   $300 annually

You must have at least $1,000 in the source account to begin a Dollar Cost Averaging Program. Should the value in the source account fall below the transfer amount, we will transfer the remaining balance and end the Program. Transfers must be made in approximately equal amounts over a minimum of 18 months. The Dollar Cost Averaging Program is not available if you invest through a bank draft program.

You may start or discontinue this program at any time by submitting a written request to us. Dollar Cost Averaging does not ensure a profit nor guarantee against a loss in a declining market. The Dollar Cost Averaging Program is not available while the Asset Rebalancing Program is in effect. We do not charge for this program.

ASSET REBALANCING PROGRAM: Under this program, we transfer policy value among the subaccounts to match your chosen allocation percentages. You can choose to have us make these transfers monthly, quarterly, semi-annually or annually. We do not permit transfers to or from the Guaranteed Interest Account.

You may start or discontinue this program at any time by submitting a written request to us. The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. The Asset Rebalancing Program is not available while the Dollar Cost Averaging Program is in effect. We do not charge for this program.

LOANS
You may generally borrow up to 90% of your policy value less any outstanding debt. We will count any outstanding loans and loan interest toward that 90% limit. We do not generally allow loans of less than $500.

Policy value for loaned amounts increases at the rate we credit the loaned portion of the Guaranteed Interest Account, whereas non-loaned policy value varies with the investment performance of the chosen subaccounts or at the rate we credit the non-loaned portion of the Guaranteed Interest Account. Loans can also reduce your policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit. The policy's cash value available for withdrawal is also reduced by the amount of any outstanding loans and loan interests.

When you take a loan, we will take an amount equal to the loan from your investment options as collateral and deposit it to the "loaned portion" of the Guaranteed Interest Account. You may instruct us how to withdraw policy value from your investment options for deposit to the loaned portion of the Guaranteed Interest Account. If you do not instruct us, we will make the withdrawal in the same manner as for monthly deductions.

We charge interest on the loan at the annual rates given below until the policy anniversary nearest the insured's 65th birthday, compounded daily and payable in arrears:

------------------------------------------------------------------
                                            RATE WE CREDIT THE
                                           LOANED PORTION OF THE
                LOAN INTEREST RATE          GUARANTEED INTEREST
                      CHARGED                    ACCOUNT
----------  --------------------------  --------------------------
                            MAXIMUM                    MAXIMUM
POLICY         MOST            &           MOST           &
YEARS         STATES       NY AND NJ      STATES      NY AND NJ
----------  ----------  --------------  ----------  --------------
1-10           2.75%         4.75%          2%         4%
----------  ----------  --------------  ----------  --------------
11-16          2.50%         4.50%          2%         4%
----------  ----------  --------------  ----------  --------------
16+            2.25%         4.25%          2%         4%
------------------------------------------------------------------

The loan interest rate in effect after the policy anniversary nearest the insured's 65th birthday is 2.25% (4.25% for New York and New Jersey).

At the end of each policy year, all interest due will be treated as a new loan and will be offset by a transfer from your subaccounts and the non-loaned portion of the Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account.

We credit the loaned portion of the Guaranteed Interest Account with interest at an effective annual rate of 2% (4% in New York and New Jersey), compounded daily and payable in arrears. At the end of each policy year, or when you repay a loan, the interest credited to the loaned portion of the Guaranteed Interest Account will be transferred to the non-loaned portion of the Guaranteed
Interest Account.

You may repay a loan at any time as long as the policy is in force and at least one insured person is living. We apply loan repayments first to pay any outstanding loan interest. We then apply any remaining amount to reduce the loaned portion of the Guaranteed Interest Account and correspondingly increase the non-loaned portion of the Guaranteed Interest Account. If you make a loan repayment that exceeds the remaining loan interest and loan balance, we will treat the excess as a premium payment.

We will use any loan repayment we receive during a grace period first to pay any overdue monthly deductions. We will then apply any remaining balance to reduce loan interest and any loans.

We will apply any payment we receive while you have outstanding loans to reduce loan interest and the loans, unless you designate it as a premium payment.

Failure to repay a policy loan or to pay loan interest will not terminate the policy unless your policy's cash surrender value becomes insufficient to maintain the policy in force.

The proceeds of policy loans may be subject to federal income tax under some circumstances.

A policy loan will have a permanent effect on the policy value because the investment results of the loaned portion of the Guaranteed Interest Account will differ from that of investment options. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. Outstanding loans can reduce the policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit.

LAPSE
Payment of the issue premium, no matter how large or the payment of additional premiums will not guarantee the policy will remain in force. If you take a partial surrender or a policy loan, it could negatively affect the policy value, and therefore increase the risk of policy lapse.

If, on any monthly calculation day, the policy value, less any outstanding debt, is less than the monthly deduction, we will allow a grace period of 61 days during which you must pay an amount equal to three times the required monthly deduction to prevent the policy from lapse.

If you fail to make the required payment before the 61-day grace period ends, the policy will lapse and expire without value. We will mail you notice at least 30 days before any potential lapse will occur.

The policy will remain in force during the grace period however, we will not permit any subaccount transfers, loans, full or partial surrenders. We apply any premium payment we receive during the grace period, less the premium expense charge, to first pay any monthly deductions due during the grace period. We will apply any excess premium according to your current premium allocation schedule.

The death benefit during the grace period is equal to the death benefit immediately before the grace period begins.

FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------

INTRODUCTION
This discussion is general in nature and is not intended as income tax advice. We make no attempt to consider any estate and inheritance taxes, or any state, local or other tax laws. Because this discussion is based upon our understanding of federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any policy. The Internal Revenue Service ("IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, U.S. Treasury regulations or of the current interpretations. We reserve the right to make changes to the policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.

The ultimate effect of federal income taxes on values under the Separate Account and on the economic benefit to you or your beneficiary depends on our income tax status and upon the income tax status of the individual concerned. For complete information on federal and state income tax considerations, an income tax advisor should be consulted.

The Internal Revenue Service ("IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, Treasury regulations or of the current interpretations. We reserve the right to make changes to the policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.

INCOME TAX STATUS
We are taxed as a life insurance company under the Internal Revenue Code of 1986 (the "Code"), as amended. For federal income tax purposes, neither the Separate Account nor the Guaranteed Interest Account is a separate entity from Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company and their operations form a part of the companies.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the value of the Separate Account. Investment income of the Separate Account, including realized net capital gains, is not taxed to us. Due to our income tax status under current provisions of the Code, no charge currently will be made to the Separate Account for our federal income taxes which may be attributable to the Separate Account. We reserve the right to make a deduction for taxes if our federal income tax treatment is determined to be other than what we currently believe it to be, if changes are made affecting the income tax treatment to our variable life insurance contracts, or if changes occur in our income tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Separate Account.

POLICY BENEFITS

DEATH BENEFIT PROCEEDS
The policy, whether or not it is a modified endowment contract (see "Modified Endowment Contracts"), should be treated as meeting the definition of a life insurance contract for federal income tax purposes under Section 7702 of the Code. As such, the death benefit proceeds thereunder should be excludable from the gross income of the beneficiary under Code Section 101(a)(1). Also, a policy owner should not be considered to be in constructive receipt of the cash value, including investment income. However, see the sections below on possible taxation of amounts received under the policy, via full surrender, partial surrender or loan. In addition, a benefit paid under a Living Benefits Rider may be taxable as income in the year of receipt.

Code Section 7702 imposes certain conditions with respect to premiums received under a policy. We monitor the premiums to assure compliance with such conditions. However, if the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the policy owner within 60 days after the end of the policy year, and maintain the qualification of the policy as life insurance for federal income tax purposes.

FULL SURRENDER
Upon full surrender of a policy for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. The full surrender of a policy that is a modified endowment contract may result in the imposition of an additional 10% tax on any income received.

PARTIAL SURRENDER
If the policy is a modified endowment contract, partial surrenders and other distributions are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts below. If the policy is not a modified endowment contract, partial surrenders still may be taxable, as follows. Code Section 7702(f)(7) provides that where a reduction in death benefits occurs during the first 15 years after a policy is issued and there is a cash distribution associated with that reduction, the policy owner may be taxed on all or a part of that amount distributed. A reduction in death benefits may result from a partial surrender. After 15 years, the proceeds will not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. We suggest you consult with your tax advisor in advance of a proposed decrease in death benefits or a partial surrender as to the portion, if any, which would be subject to tax, and in addition as to the impact such partial surrender might have under the new rules affecting modified endowment contracts. The benefit payment under the Living Benefits Rider is not considered a partial surrender.

LOANS
We believe that any loan received under a policy will be treated as your indebtedness. If the policy is a modified endowment contract, loans are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts. If the policy is not a modified endowment contract, we believe that no part of any loan under a policy will constitute income to you.

The deductibility by a policy owner of loan interest under a policy may be limited under Code Section 264, depending on the circumstances. A policy owner intending to fund premium payments through borrowing should consult an income tax advisor with respect to the tax consequences. Under the "personal" interest limitation provisions of the Code, interest on policy loans used for personal purposes is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax advisor for further guidance.

BUSINESS-OWNED POLICIES
If a business or a corporation owns the policy, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.

MODIFIED ENDOWMENT CONTRACTS

GENERAL
Pursuant to Code Section 72(e), loans and other amounts received under modified endowment contracts will, in general, be taxed to the extent of accumulated income (generally, the excess of cash value over premiums paid). Life insurance policies can be modified endowment contracts if they fail to meet what is known as "the 7-pay test."

This test compares your policy to a hypothetical life insurance policy of equal face amount which requires seven equal annual premiums to be "fully paid-up," continuing to provide a level death benefit with no further premiums. A policy becomes a modified endowment contract if, at any time during the first seven years, the cumulative premium paid on the policy exceeds the cumulative premium that would have been paid under the hypothetical policy. Premiums paid during a policy year but which are returned by us with interest within 60 days after the end of the policy year will be excluded from the 7-pay test. A life insurance policy received in exchange for a modified endowment contract will be treated as a modified endowment contract.

REDUCTION IN BENEFITS DURING THE FIRST SEVEN YEARS
If there is a reduction in death benefits or reduction or elimination of any Optional Insurance Benefits previously elected, during the first seven policy years, the premiums are redetermined for purposes of the 7-pay test as if the policy originally had been issued at the reduced death benefit level and the new limitation is applied to the cumulative amount paid for each of the first seven policy years.

DISTRIBUTIONS AFFECTED
If a policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which the test is failed and all subsequent policy years. However, distributions made in anticipation of such failure (there is a presumption that distributions made within two years prior to such failure were "made in anticipation") also are considered distributions under a modified endowment contract. If the policy satisfies the 7-pay test for seven years, distributions and loans generally will not be subject to the modified endowment contract rules.

PENALTY TAX
Any amounts taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, with certain exceptions. This additional tax will not apply in the case of distributions that are:

>   made on or after the taxpayer attains age 59 1/2;

>   attributable to the taxpayer's disability (within the meaning of Code
    Section 72(m)(7)); or

> part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his beneficiary.

MATERIAL CHANGE RULES
Any determination of whether the policy meets the 7-pay test will begin again any time the policy undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, or any increase in or addition of any rider benefit available as an Optional Insurance Benefit (described above), with the following two exceptions.

> First, if an increase is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first seven policy years or to the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change.

> Second, to the extent provided in regulations, if the death benefit or qualified additional benefit increases as a result of a cost-of-living adjustment based on an established broad-based index specified in the policy, this does not constitute a material change if:

    o the cost-of-living determination period does not exceed the remaining premium payment period under the policy; and

    o the cost-of-living increase is funded ratably over the remaining premium payment period of the policy.

A reduction in death benefits is not considered a material change unless accompanied by a reduction in premium payments.

A material change may occur at any time during the life of the policy (within the first seven years or thereafter), and future taxation of distributions or loans would depend upon whether the policy satisfied the applicable 7-pay test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS
All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same policy owner within the same calendar year will be treated as one modified endowment contract in determining the taxable portion of any loans or distributions made to the policy owner. The U.S. Treasury has been given specific legislative authority to issue regulations to prevent the avoidance of the new distribution rules for modified endowment contracts. A tax advisor should be consulted about the tax consequences of the purchase of more than one modified endowment contract within any calendar year.

LIMITATIONS ON UNREASONABLE MORTALITY AND EXPENSE CHARGES
The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a policy qualifies as a life insurance contract for federal income tax purposes. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the policy, unless U.S. Treasury regulations prescribe a higher level of charge. In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by the U.S. Treasury regulations. We will comply with the limitations for calculating the premium we are permitted to receive from you.

QUALIFIED PLANS
A policy may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the policy in conjunction with a qualified plan until you have consulted a pension consultant or income tax advisor.

DIVERSIFICATION STANDARDS
To comply with the Diversification Regulations under Code Section 817(h), ("Diversification Regulations") each series is required to diversify its investments. The Diversification Regulations generally require that on the last day of each calendar quarter the series' assets be invested in no more than:

>   55% in any one investment

>   70% in any two investments

>   80% in any three investments

>   90% in any four investments

A "look-through" rule applies to treat a pro rata portion of each asset of a series as an asset of the Separate Account; therefore, each series will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

The general diversification requirements are modified if any of the assets of the Separate Account are direct obligations of the U.S. Treasury. In this case, there is no limit on the investment that may be made in U.S. Treasury securities, and for purposes of determining whether assets other than U.S. Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the Separate Account's investment in U.S. Treasury securities. Notwithstanding this modification of the general diversification requirements, the portfolios of the funds will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts that must comply with these standards.

In connection with the issuance of the Diversification Regulations, the U.S. Treasury announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. It is possible that a revenue ruling or other form of administrative pronouncement in this regard may be issued in the near future. It is not clear, at this time, what such a revenue ruling or other pronouncement will provide. It is possible that the policy may need to be modified to comply with such future U.S. Treasury announcements. For these reasons, we reserve the right to modify the policy, as necessary, to prevent you from being considered the owner of the assets of the Separate Account.

We intend to comply with the Diversification Regulations to assure that the policies continue to qualify as a life insurance contract, for federal income tax purposes.

CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT
Changing the policy owner or the insured or an exchange or assignment of the policy may have tax consequences depending on the circumstances. Code Section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same Insured. If the surrendered policy is subject to a policy loan, this may be treated as the receipt of money on the exchange. We recommend that any person contemplating such actions seek the advice of an income tax advisor.

OTHER TAXES
Federal estate tax, state and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. We do not make any representations or guarantees regarding the tax consequences of any policy with respect to these types of taxes.

WITHHOLDING
We are required to withhold federal income taxes on the taxable portion of any amounts received under the policy unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. Special withholding rules apply to payments made to nonresident aliens. You are liable for payment of federal income taxes on the taxable portion of any amounts received under the policy. You may be subject to penalties if your withholding or estimated tax payments are insufficient.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The financial statements of Phoenix Life Variable Universal Life Account (Phoenix Executive VUL(R), Corporate Edge) at December 31, 2004 and the results of its operations and the changes in its net assets for each of the periods indicated and the consolidated financial statements of Phoenix Life Insurance Company at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004 are contained in the Statement of Additional Information (SAI), which you can get free of charge by calling the toll free number given on page one. The consolidated financial statements of Phoenix Life Insurance Company included herein should be considered only as bearing upon the ability of Phoenix Life Insurance Company to meet its obligations under the policies. You should not consider them as bearing on the investment performance of the assets held in the Account or on Guaranteed Interest Account rates that we credit during a guarantee period.

APPENDIX A - INVESTMENT OPTIONS
--------------------------------------------------------------------------------

INVESTMENT TYPES

-------------------------------------------------------------------------------------------------------------------
                                                                               Investment Type
                                                 ------------------------------------------------------------------
                                                 Aggressive                           Growth &
                    Subaccount                     Growth     Conservative   Growth    Income    Income   Specialty
-------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                                         |X|
-------------------------------------------------------------------------------------------------------------------

Phoenix-AIM Growth Series                                                     |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series                                         |X|

-------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index Series                              |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities
Series                                                                                                       |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                                        |X|
-------------------------------------------------------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series                                               |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series            |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series                                            |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series                                          |X|

-------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                       |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series                                                  |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term Bond
Series                                                                                            |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series                                                   |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value Series                                  |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select Series                             |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series                                                |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series                                   |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series                                          |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series                                        |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                |X|
-------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                                         |X|
-------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                                            |X|
-------------------------------------------------------------------------------------------------------------------

AIM V.I. Mid Cap Core Equity Fund                                             |X|

-------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                                                  |X|
-------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                                     |X|
-------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II                                                  |X|
-------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                                                      |X|
-------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                                                   |X|
-------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                                            |X|
-------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                                          |X|
-------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                                                           |X|
-------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund        |X|
-------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                                             |X|
-------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund                                                  |X|
-------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                                              |X|
-------------------------------------------------------------------------------------------------------------------

Lazard Retirement Small Cap Portfolio                                         |X|
-------------------------------------------------------------------------------------------------------------------
Bond-Debenture Portfolio                                                                          |X|
-------------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio                                                             |X|
-------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio                                                       |X|

-------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund                                                                               |X|
-------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund                      |X|
-------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund                                                                    |X|
-------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund               |X|
-------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                                             |X|
-------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                                                                         |X|
-------------------------------------------------------------------------------------------------------------------
Wanger International Select                         |X|
-------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                      |X|
-------------------------------------------------------------------------------------------------------------------
Wanger Select                                                                 |X|
-------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                                                 |X|
-------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISORS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                      Advisors
----------------------------------------------------------------------------------------------------------------------------------
                                                                  Duff &
                                             Phoenix    Phoenix   Phelps                                      Deutsche   Federated
                                            Investment Variable  Investment   AIM     Engemann   Fred Alger    Asset     Investment
                                            Counsel,   Advisors, Management Advisors,   Asset    Management, Management, Management
            Subaccounts                       Inc.       Inc.       Co.       Inc.    Management    Inc.        Inc.      Company
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series         |X|
----------------------------------------------------------------------------------------------------------------------------------

Phoenix-AIM Growth Series                                |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series                    |X|

----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index
Series                                                   |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate
Securities Series                                                   |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series        |X|
----------------------------------------------------------------------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series                                                |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series      |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation
Series                                        |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series                                                     |X|

----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series           |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income
Series                                        |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term
Bond Series                                   |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series         |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
Series                                        |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity
Select Series                                            |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series                           |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series              |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value
Series                                                   |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value
Series                                                   |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series          |X|
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series         |X|
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                                            |X|
----------------------------------------------------------------------------------------------------------------------------------

AIM V.I. Mid Cap Core Equity Fund                        |X|

----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                                                  |X|
----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                                                           |X|
----------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government
Securities II                                                                                                             |X|
----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                                                                                        |X|
----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund
----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities
Fund
----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund
----------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund
----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund
----------------------------------------------------------------------------------------------------------------------------------

Lazard Retirement Small Cap Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Bond-Debenture Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio

----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund
----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund
----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund                                                                          |X|
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                                                                              |X|
----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Wanger International Select
----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap
----------------------------------------------------------------------------------------------------------------------------------
Wanger Select
----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                                                   Advisors
-----------------------------------------------------------------------------------------------------------------------------
                                             Fidelity                               Morgan
                                            Management Franklin   Lazard     Lord,  Stanley            Templeton   Templeton
                                               and      Mutual     Asset    Abbett Investment  Rydex     Asset      Global
                                             Research  Advisers, Management  & Co. Management  Global  Management, Advisors
            Subaccounts                      Company     LLC        LLC       LLC     Inc.    Advisors    Ltd.     Limited
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series
-----------------------------------------------------------------------------------------------------------------------------

Phoenix-AIM Growth Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series

-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index
Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate
Securities Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series
-----------------------------------------------------------------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation
Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series

-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income
Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term
Bond Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity
Select Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value
Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value
Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series
-----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund
-----------------------------------------------------------------------------------------------------------------------------

AIM V.I. Mid Cap Core Equity Fund

-----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund
-----------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government
Securities II
-----------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II
-----------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                    |X|
-----------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio             |X|
-----------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                           |X|
-----------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                            |X|
-----------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities
Fund                                                                                                      |X|
-----------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund
-----------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund
-----------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                                                                                     |X|
-----------------------------------------------------------------------------------------------------------------------------

Lazard Retirement Small Cap Portfolio                               |X|
-----------------------------------------------------------------------------------------------------------------------------
Bond-Debenture Portfolio                                                     |X|
-----------------------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio                                                  |X|
-----------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio                                                      |X|

-----------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund                                                                  |X|
-----------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund                                                                  |X|
-----------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund                                                       |X|
-----------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund
-----------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund
-----------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                                                  |X|
-----------------------------------------------------------------------------------------------------------------------------
Wanger International Select
-----------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap
-----------------------------------------------------------------------------------------------------------------------------
Wanger Select
-----------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies
-----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------
                                                 Advisors
------------------------------------------------------------------

                                            Templeton   Wanger
                                            Investment   Asset
                                             Counsel,  Management,
            Subaccounts                        LLC        L.P.
------------------------------------------------------------------
Phoenix-Aberdeen International Series
------------------------------------------------------------------

Phoenix-AIM Growth Series
------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series

------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index
Series
------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate
Securities Series
------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series
------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series
------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series
------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation
Series
------------------------------------------------------------------
Phoenix-Engemann Value Equity Series

------------------------------------------------------------------
Phoenix-Goodwin Money Market Series
------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income
Series
------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term
Bond Series
------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series
------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
Series
------------------------------------------------------------------
Phoenix-Lazard International Equity
Select Series
------------------------------------------------------------------
Phoenix-Northern Dow 30 Series
------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series
------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value
Series
------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value
Series
------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series
------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series
------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund
------------------------------------------------------------------

AIM V.I. Mid Cap Core Equity Fund

------------------------------------------------------------------
AIM V.I. Premier Equity Fund
------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio
------------------------------------------------------------------
Federated Fund for U.S. Government
Securities II
------------------------------------------------------------------
Federated High Income Bond Fund II
------------------------------------------------------------------
VIP Contrafund(R) Portfolio
------------------------------------------------------------------
VIP Growth Opportunities Portfolio
------------------------------------------------------------------
VIP Growth Portfolio
------------------------------------------------------------------
Mutual Shares Securities Fund
------------------------------------------------------------------
Templeton Developing Markets Securities
Fund
------------------------------------------------------------------
Templeton Foreign Securities Fund              |X|
------------------------------------------------------------------
Templeton Global Asset Allocation Fund         |X|
------------------------------------------------------------------
Templeton Growth Securities Fund
------------------------------------------------------------------

Lazard Retirement Small Cap Portfolio
------------------------------------------------------------------
Bond-Debenture Portfolio
------------------------------------------------------------------
Growth and Income Portfolio
------------------------------------------------------------------
Mid-Cap Value Portfolio

------------------------------------------------------------------
Rydex Variable Trust Juno Fund
------------------------------------------------------------------
Rydex Variable Trust Nova Fund
------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund
------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund
------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund
------------------------------------------------------------------
Technology Portfolio
------------------------------------------------------------------
Wanger International Select                               |X|
------------------------------------------------------------------
Wanger International Small Cap                            |X|
------------------------------------------------------------------
Wanger Select                                             |X|
------------------------------------------------------------------
Wanger U.S. Smaller Companies                             |X|
------------------------------------------------------------------

INVESTMENT SUBADVISORS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Subadvisors
                                              --------------------------------------------------------------------------------------
                                                                                                              Kayne
                                                                                                             Anderson
                                               Aberdeen      AIM        Alliance                              Rudnick       Lazard
                                                Asset       Capital      Capital    Engemann    Fred Alger   Investment     Asset
                                              Management  Management,  Management,    Asset     Management,  Management,  Management
              Subaccounts                        Inc.        Inc.         L.P.      Management     Inc.         LLC          LLC
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series            |X|
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-AIM Growth Series                                    |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series                                                              |X|

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index
Series                                                                    |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                                                 |X|
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series                                              |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series                                               |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series                                                   |X|

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series                                                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
Series                                                                                                          |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select
Series                                                                                                                       |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value
Series                                                                    |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value
Series                                                                    |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------
                                                        Subadvisors
                                              ---------------------------


                                                  Northern      Seneca
                                                   Trust        Capital
                                                Investments,  Management,
              Subaccounts                           N.A.         LLC
-------------------------------------------------------------------------
Phoenix-Aberdeen International Series
-------------------------------------------------------------------------

Phoenix-AIM Growth Series
-------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series

-------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index
Series
-------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series
-------------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series
-------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series
-------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series
-------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series

-------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series
-------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
Series
-------------------------------------------------------------------------
Phoenix-Lazard International Equity Select
Series
-------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series                      |X|
-------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series         |X|
-------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value
Series
-------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value
Series
-------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                             |X|
-------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                            |X|
-------------------------------------------------------------------------

PHOENIX LIFE INSURANCE COMPANY

PO Box 22012

Albany, NY 12201-2012


Additional information about Corporate Edge (the "Policy") and the Phoenix Life Variable Universal Life Account (the "Separate Account") is contained in the Policy's Statement of Additional Information ("SAI") dated May 1, 2005, which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus.


The SAI, personalized illustrations of death benefits, cash surrender values and cash values are available, without charge, upon request. Inquiries and requests for the SAI should be directed in writing to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, MA 02266-8027, or by telephone (800) 417-4769.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at
(202) 942-8090. Reports and other information about the Separate Account are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

Phoenix Life Insurance Company
A member of The Phoenix Companies, Inc.
PhoenixWealthManagement.com
V609

Investment Company Act File No. 811-04721

[logo] PHOENIX WEALTH MANAGEMENT(R)


L0268PR2 (C)2005 The Phoenix Companies, Inc.

                                                                            5-05

                              EXECUTIVE BENEFIT-VUL                  [VERSION B]

                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                    ISSUED BY: PHOENIX LIFE INSURANCE COMPANY


PROSPECTUS                                                           MAY 1, 2005

Executive Benefit-VUL is a flexible premium fixed and variable universal life insurance policy that can provide lifetime insurance protection on the life of one person. We will pay the death benefit when the insured person dies. You may allocate policy value to the Guaranteed Interest Account and/or one or more of the subaccounts of the Phoenix Life Variable Universal Life Account ("Separate Account"). The subaccounts purchase shares of the following funds:


THE PHOENIX EDGE SERIES FUND
----------------------------
[diamond] Phoenix-Aberdeen International Series

[diamond] Phoenix-AIM Growth Series
          (fka, Phoenix-MFS Investors Growth Stock Series)
[diamond] Phoenix-Alger Small-Cap Growth Series
          (fka, Phoenix-State Street Research Small-Cap Growth Series)

[diamond] Phoenix-Alliance/Bernstein Enhanced Index Series

[diamond] Phoenix-Duff & Phelps Real Estate Securities Series

[diamond] Phoenix-Engemann Capital Growth Series

[diamond] Phoenix-Engemann Growth and Income Series
          (fka, Phoenix-Oakhurst Growth and Income Series)
[diamond] Phoenix-Engemann Small-Cap Growth Series
          (fka, Phoenix-Engemann Small & Mid-Cap Growth Series)
[diamond] Phoenix-Engemann Strategic Allocation Series
          (fka, Phoenix-Oakhurst Strategic Allocation Series)
[diamond] Phoenix-Engemann Value Equity Series
          (fka, Phoenix-Oakhurst Value Equity Series)

[diamond] Phoenix-Goodwin Money Market Series
[diamond] Phoenix-Goodwin Multi-Sector Fixed Income Series
[diamond] Phoenix-Goodwin Multi-Sector Short Term Bond Series
[diamond] Phoenix-Kayne Rising Dividends Series
[diamond] Phoenix-Kayne Small-Cap Quality Value Series
[diamond] Phoenix-Lazard International Equity Select Series

[diamond] Phoenix-Northern Dow 30 Series

[diamond] Phoenix-Northern Nasdaq-100 Index(R) Series

[diamond] Phoenix-Sanford Bernstein Mid-Cap Value Series

[diamond] Phoenix-Sanford Bernstein Small-Cap Value Series
[diamond] Phoenix-Seneca Mid-Cap Growth Series
[diamond] Phoenix-Seneca Strategic Theme Series

AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES
----------------------------------------------
[diamond] AIM V.I. Capital Appreciation Fund
[diamond] AIM V.I. Mid Cap Core Equity Fund

[diamond] AIM V.I. Premier Equity Fund

THE ALGER AMERICAN FUND - CLASS O SHARES
----------------------------------------
[diamond] Alger American Leveraged AllCap Portfolio

FEDERATED INSURANCE SERIES
--------------------------
[diamond] Federated Fund for U.S. Government Securities II
[diamond] Federated High Income Bond Fund II - Primary Shares

FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE CLASS
-------------------------------------------------------
[diamond] VIP Contrafund(R) Portfolio
[diamond] VIP Growth Opportunities Portfolio
[diamond] VIP Growth Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
--------------------------------------------------------------
[diamond] Mutual Shares Securities Fund

[diamond] Templeton Foreign Securities Fund
[diamond] Templeton Growth Securities Fund

LAZARD RETIREMENT SERIES
------------------------
[diamond] Lazard Retirement Small Cap Portfolio

LORD ABBETT SERIES FUND, INC. - CLASS VC
----------------------------------------
[diamond] Bond-Debenture Portfolio
[diamond] Growth and Income Portfolio
[diamond] Mid-Cap Value Portfolio


THE RYDEX VARIABLE TRUST
------------------------
[diamond] Rydex Variable Trust Juno Fund
[diamond] Rydex Variable Trust Nova Fund
[diamond] Rydex Variable Trust Sector Rotation Fund

SCUDDER INVESTMENTS VIT FUNDS - CLASS A
---------------------------------------
[diamond] Scudder VIT EAFE(R) Equity Index Fund
[diamond] Scudder VIT Equity 500 Index Fund

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - CLASS I SHARES
--------------------------------------------------------
[diamond] Technology Portfolio

WANGER ADVISORS TRUST
---------------------
[diamond] Wanger International Select
[diamond] Wanger International Small Cap
[diamond] Wanger Select
[diamond] Wanger U.S. Smaller Companies

* Not available to new investors

It may not be in your best interest to buy this policy in exchange for an existing life insurance policy or annuity contract. It is important for you to understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You should also know if the replacement will result in any income taxes.

The policy is not a deposit nor an obligation of, underwritten or guaranteed by, any financial institution or credit union. It is not federally insured nor endorsed by the Federal Deposit Insurance Corporation or any other state or federal agency. Policy investments are subject to risk, including the fluctuation of policy values and possible loss of principal invested or premiums paid.

The U.S. Securities and Exchange Commission has neither approved nor disapproved these securities, nor have they passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Read and keep this prospectus for future reference.

IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT:       [envelope]   PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS ("VPMO")
                                                                    P.O. Box 8027
                                                                    Boston, MA 02266-8027
                                                       OR
                                                       [telephone]  (VARIABLE AND UNIVERSAL LIFE ADMINISTRATION ("VULA")
                                                                    (800) 417-4769

                                TABLE OF CONTENTS

Heading                                                     Page
----------------------------------------------------------------
RISK/BENEFIT SUMMARY......................................     3
   Policy Benefits........................................     3
   Policy Risks...........................................     3
FEE TABLES................................................     5
   Transaction Fees.......................................     5
   Periodic Charges Other than Fund Operating Expenses....     6
   Minimum and Maximum Fund Operating Expenses............     7
   Annual Fund Expenses...................................     8
PHOENIX LIFE INSURANCE COMPANY............................    10
PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT..............    10
   Valuation Date.........................................    10
   Performance History....................................    10
VOTING RIGHTS.............................................    10
THE GUARANTEED INTEREST ACCOUNT...........................    11
CHARGES AND DEDUCTIONS....................................    11
   General................................................    11
   Charges Deducted from Premium Payments.................    11
   Periodic Charges.......................................    11
   Conditional Charges....................................    12
   Other Charges..........................................    12
THE POLICY................................................    13
   Contract Rights: Owner, Insured, and Beneficiary.......    13
   Contract Limitations...................................    13
   Purchasing a Policy....................................    13
GENERAL...................................................    14
   Postponement of Payments...............................    14
   Optional Insurance Benefits (Riders)...................    14
   Surrenders.............................................    15
   Death Benefit..........................................    15
PAYMENT OF PROCEEDS.......................................    16
   Surrender and Death Benefit Proceeds...................    16
   Payment Amount.........................................    16
   Payment Options........................................    16
   Transfer of Policy Value...............................    17
   Disruptive Trading and Market Timing...................    17

   Loans..................................................    19
   Lapse..................................................    19
FEDERAL INCOME TAX CONSIDERATIONS.........................    20
   Introduction...........................................    20
   Income Tax Status......................................    20
   Policy Benefits........................................    20
   Business-Owned Policies................................    21
   Modified Endowment Contracts...........................    21
   Limitations on Unreasonable Mortality and
     Expense Charges......................................    22
   Qualified Plans........................................    22
   Diversification Standards..............................    22
   Change of Ownership or Insured or Assignment...........    22
   Other Taxes............................................    23
   Withholding............................................    23

FINANCIAL STATEMENTS......................................    23
APPENDIX A - INVESTMENT OPTIONS...........................   A-1

RISK/BENEFIT SUMMARY
--------------------------------------------------------------------------------
This summary does not contain all of the detailed information that may be important to you. Please read the entire prospectus carefully before you decide to purchase a policy.

This prospectus is a disclosure document, which summarizes your rights under the Insurance product that you are purchasing. As with any summary it may differ in certain instances from the underlying insurance policy. You should read your insurance policy carefully.

POLICY BENEFITS

DEATH BENEFITS
Executive Benefit-VUL is a flexible premium fixed and variable universal life insurance policy. While the policy remains in force we will pay a death benefit to your named beneficiary when the person insured under the policy dies.

You will choose a death benefit when you apply for a policy:

[diamond]  Death Benefit Option 1 will be the greater of the policy's face amount on the date of death, or the minimum death benefit in effect on the date of death.

[diamond]  Death Benefit Option 2 will be the greater of (a) or (b), where: (a)
           is equal to the policy's face amount on the date of death plus the policy value, (b) is the minimum death benefit in effect on the date of death.

[diamond]  Death Benefit Option 3 will be the greater of (a), (b), or (c), where: (a) is equal to the policy's face amount as of the date of death plus the sum of all premiums minus withdrawals, (b) is equal to the policy's face amount on the date of death; and (c) is the minimum death benefit in effect on the date of death.

You may change between Death Benefit Options 1 and 2 by submitting a written request. You may not change to or from Death Benefit Option 3.

You may also purchase additional term insurance under the Flexible Term Insurance Rider if available in your state.

LOANS AND SURRENDERS
[diamond]  Generally, you may take loans against 90% of your policy's value less any outstanding debt.

[diamond]  You may partially surrender any part of the policy anytime. We reserve the right to deduct a partial surrender fee.

[diamond]  You may fully surrender this policy anytime for its cash surrender value.

POLICY AVAILABILITY
The policy will be issued on a "case" basis. A case usually has a sponsor, and usually contains multiple policies, though we may consider one person and one policy a case. You may exercise your ownership rights under the policy through the sponsoring organization or employer. Should your relationship with the sponsor end, you may then exercise your policy rights directly with us.

FLEXIBLE PREMIUMS
The only premiums you must pay are the issue premium and any payments required to prevent policy lapse.

UNDERWRITING OPTIONS
We offer three types of underwriting:

[diamond]  Full Underwriting; or
[diamond]  Simplified Issue Underwriting; or
[diamond]  Guaranteed Issue Underwriting.

Your choice of underwriting will have an effect on the Cost of Insurance charges we deduct from your policy value.

OPTIONAL INSURANCE BENEFITS
The following benefits may be available to you by rider:

[diamond]  Flexible Term Insurance
[diamond]  Cash Surrender Value Enhancement Benefit
[diamond]  Exchange of Insured

Availability of these riders depends upon state approval and may involve extra cost.

LIMITED SALES CHARGE REFUND
If you fully surrender this policy during the first three policy years, you will receive all or part of the first year sales charge refunded in the cash surrender value.

[diamond]  We will refund the entire first year sales charge for a full policy surrender made during the first policy year.

[diamond]  2/3 of the first year sales charge will be refunded for a full policy surrender made during the second policy year (but no part of the second year sales charges will be).

[diamond]  1/3 of the first year sales charge will be refunded during the third policy year.

YOUR RIGHT TO CANCEL THE POLICY
You have the right to review the policy and cancel it if you are not satisfied. Simply return the policy to us within ten days after you receive it, or within 45 days of signing the application.

POLICY RISKS

VARIATIONS
The policy is subject to laws and regulations in every state where the policy is sold and the terms of the policy may vary from state to state.

SUITABILITY RISK
Variable life insurance is designed for long term financial planning, and the policy is not suitable as a short-term investment. We deduct a sales charge, and other charges from premium payments that reduce the value available for withdrawal. Therefore, it may not be appropriate for you to purchase a policy if you foresee the need to withdraw all or part of your policy value during the first few policy years.

TAX EFFECTS
Generally, under current federal income tax law, death benefits are not subject to income taxes. Earnings on the premiums invested in the Separate Account or the

Guaranteed Interest Account are not subject to income taxes until there is a distribution from the policy. Taking a loan or a full or partial surrender from the policy could result in recognition of income for tax purposes.

RISK OF LAPSE
Your policy will remain in force as long as the policy value, less any outstanding debt, is enough to pay the monthly charges incurred under the policy. If the policy value, less any outstanding debt, is no longer sufficient to pay the monthly charges, the policy will lapse, or end. We will alert you to an impending lapse situation and give you an opportunity to keep the policy in force by paying a specified amount.

Withdrawals, loans and associated loan interest can negatively affect policy value, and increase the risk of policy lapse.

INVESTMENT RISK
A comprehensive discussion of the risks of each fund purchased by a subaccount of the Phoenix Life Variable Universal Life Account may be found in the funds' prospectuses. Each series is subject to market fluctuations and the risks inherent with ownership of securities. There is no assurance that any series will achieve its stated investment objective.

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY.

THE FIRST TABLE FOR EACH POLICY OPTION DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE POLICY, SURRENDER THE POLICY, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

FEE TABLES
--------------------------------------------------------------------------------

                                TRANSACTION FEES
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CHARGE                                WHEN DEDUCTED                                          AMOUNT WE DEDUCT
-----------------------------------------------------------------------------------------------------------------------------------
SALES CHARGE                    Upon premium payment.                    The maximum we will ever charge is 5.00% of each premium
                                                                         payment(1).
-----------------------------------------------------------------------------------------------------------------------------------
STATE PREMIUM TAX CHARGE        Upon premium payment.                    We charge a maximum of 3.50%(2) of each premium payment,
                                                                         depending on the applicable rate for your state.
-----------------------------------------------------------------------------------------------------------------------------------
DEFERRED ACQUISITION TAX
CHARGE                          Upon premium payment.                    1.50% of each premium payment.
-----------------------------------------------------------------------------------------------------------------------------------
SURRENDER CHARGE                Not Applicable.                          We do not charge you if you surrender your policy for its
                                                                         cash value.
-----------------------------------------------------------------------------------------------------------------------------------
PARTIAL SURRENDER CHARGE        Upon Partial Surrender or                We currently do not charge for partial surrenders, but we
                                a reduction in the policy                reserve the right to deduct up to 2.00% of the partial
                                face amount.                             surrender amount up to a maximum of $25.
-----------------------------------------------------------------------------------------------------------------------------------
TRANSFER CHARGE                 Upon Transfer.                           We currently do not charge for transfers between
                                                                         investment options, but we reserve the right to charge up
                                                                         to $10 per transfer after the first 2 transfers in any
                                                                         given policy year.
-----------------------------------------------------------------------------------------------------------------------------------

(1) In policy years one through seven, we currently deduct 5.00% from each premium payment up to the target premium and 0.00% of premiums paid in excess of the target premium. Beginning in policy year eight, we currently deduct 0.00% of premiums paid and we will never deduct more than 2.00% of premiums paid. The target premium will be disclosed before we issue the policy and will depend on specifics of the life to be insured (e.g. age, gender, risk classification), the type of underwriting, and the face amount of the policy.
(2) Premium tax charges vary by state and range from 0.80% to 3.50% of premiums.


     THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING FUND FEES AND EXPENSES.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CHARGE                                WHEN DEDUCTED                                            AMOUNT DEDUCTED
-----------------------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE(1)            On policy date and monthly on            This charge is based on the "net amount at risk." The "net
                                policy processing day.                   amount at risk" is the current death benefit minus the
                                                                         policy value.
-----------------------------------------------------------------------------------------------------------------------------------
Minimum and Maximum                                                      0.02% to 31.97% of the net amount at risk per year.
-----------------------------------------------------------------------------------------------------------------------------------
Example for a male age 50                                                0.10% of the net amount at risk per year
in the nonsmoker
underwriting class for a
fully underwritten policy.
-----------------------------------------------------------------------------------------------------------------------------------
ADMINISTRATIVE CHARGE           On policy date and monthly on            We charge up to a maximum of $10 per month(2).
                                policy processing day.
-----------------------------------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE
RISK CHARGE(3)                  On policy date and monthly on            The maximum we charge is 0.08% (0.90% on an annual basis)
                                policy processing day.                   of the policy value in the subaccounts of the Account on
                                                                         the monthly processing day.
-----------------------------------------------------------------------------------------------------------------------------------
LOAN INTEREST CHARGED(4)        Interest accrues daily and is            The maximum net cost to the policy is 2.75% of the loan
                                due on each policy anniversary.          balance.
                                If not paid on that date, we
                                will treat the accrued interest
                                as another loan against the
                                policy.
-----------------------------------------------------------------------------------------------------------------------------------
OTHER TAX CHARGES               When we become liable for taxes.         We currently do not charge for taxes, however we reserve
                                                                         the right to impose a charge should we become liable for
                                                                         taxes in the future. Possible taxes would include state
                                                                         or federal income taxes on investment gains of the
                                                                         Separate Account and would be included in our calculation
                                                                         of subaccount values.
-----------------------------------------------------------------------------------------------------------------------------------
                                                    OPTIONAL INSURANCE FEATURES
-----------------------------------------------------------------------------------------------------------------------------------
FLEXIBLE TERM RIDER(1)          On Rider Policy Date, and                This charge is based on the net amount at risk
                                monthly on each Monthly                  attributable to the rider face amount.
                                Calculation Day.
-----------------------------------------------------------------------------------------------------------------------------------
Minimum and Maximum                                                      0.02% to 31.97% of the net amount at risk attributable to
                                                                         the Rider face amount.
-----------------------------------------------------------------------------------------------------------------------------------
Example for a male age 50                                                0.10% of the net amount at risk attributable to the rider
in the nonsmoker                                                         face amount.
underwriting class for a
fully underwritten policy.
-----------------------------------------------------------------------------------------------------------------------------------
CASH SURRENDER VALUE            We do not charge for this                We describe this Rider later under "Optional Insurance
ENHANCEMENT BENEFIT RIDER       Rider. Additional                        Benefits."
                                restrictions apply.
-----------------------------------------------------------------------------------------------------------------------------------
EXCHANGE OF INSURED RIDER       We do not charge for this                We describe this Rider later under "Optional Insurance
                                Rider.                                   Benefits."
-----------------------------------------------------------------------------------------------------------------------------------

(1) These charges vary according to age, gender, underwriting class, policy year and net amount at risk. The charges shown in the table may not be typical of the charges you will pay. Your policy's specifications page will indicate the guaranteed charges applicable to your policy. More detailed information concerning these charges is available upon request. Before you purchase the policy, we will provide you personalized illustrations of your future benefits under the policy based upon the age and underwriting class of the person you wish to insure, the death benefit option, face amount, planned periodic premiums, and riders requested.
(2)  We currently charge $5 per month for all policies.
(3) We currently deduct a charge of 0.03% of policy value allocated to the subaccounts each month during the first ten policy years (equal to 0.40% annually), and 0.02% of the value allocated to the subaccounts each month beginning in the 11(th) policy year (equal to 0.25% annually). We do not deduct this charge from amounts allocated to the Guaranteed Interest Account.
(4) We charge loan interest of up to 4.75% of the outstanding loan but we credit the loaned portion of the Guaranteed Interest Account from 2% to 4% with the maximum possible difference between the rate we charge and the rate we credit of 2.75%. At our current rates the cost to the policy is between 0.25% and 0.75% of the outstanding loan balance annually. We provide more information on rates in the "Charges and Deductions" section and in the "Loans" section.

THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM FEES AND EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. MORE DETAIL CONCERNING EACH OF THE FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

                                MINIMUM AND MAXIMUM FUND OPERATING EXPENSES
                                                                      Minimum                       Maximum

Total Annual Fund Operating Expenses(1) (expenses that                 0.29%            -            2.68%
are deducted from a fund's assets, including management
fees, distribution and/or 12b-1 fees, and other expenses)


(1) See the following table for the total and net fund operating expenses for each available investment portfolio.


ANNUAL FUND EXPENSES (as a percentage of fund average net assets for the year ended 12/31/04)
-----------------------------------------------------------------------------------------------------------------------------------
                                                Investment         Rule
                  Series                      Management Fee    12b-1 Fees   Other Operating Expenses   Total Annual Fund Expenses
-----------------------------------------------------------------------------------------------------------------------------------
THE PHOENIX EDGE SERIES FUND
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                    0.75%             N/A                  0.30%                    1.05%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Growth                                0.75%             N/A                  0.47%(3)                 1.22%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth                    0.85%             N/A                  0.89%(1)                 1.74%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index         0.45%             N/A                  0.27%(2)                 0.72%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities      0.75%             N/A                  0.29%                    1.04%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth                   0.66%             N/A                  0.21%                    0.87%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Growth and Income                0.70%             N/A                  0.28%(3)                 0.98%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth                 0.90%             N/A                  0.67%(4)                 1.57%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation             0.58%             N/A                  0.20%                    0.78%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity                     0.70%             N/A                  0.28%(3)                 0.98%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market                      0.40%             N/A                  0.24%                    0.64%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income         0.50%             N/A                  0.23%                    0.73%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term Bond      0.50%(5)          N/A                  0.58%(2)                 1.08%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends                    0.70%             N/A                  0.75%(1)                 1.45%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value             0.90%             N/A                  1.78%(1)                 2.68%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select        0.90%             N/A                  0.40%(1)                 1.30%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30                           0.35%             N/A                  0.56%(3)                 0.91%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)              0.35%             N/A                  0.74%(3)                 1.09%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value           1.05%             N/A                  0.29%(3)                 1.34%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value         1.05%             N/A                  0.38%(3)                 1.43%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                     0.80%             N/A                  0.38%(4)                 1.18%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme                    0.75%             N/A                  0.33%                    1.08%
-----------------------------------------------------------------------------------------------------------------------------------

(1) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed 0.15% of the series' average net assets.
(2) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed 0.20% of the series' average net assets.
(3) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed 0.25% of the series' average net assets.
(4) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed 0.35% of the series' average net assets.
(5) The advisor voluntarily waived the management fee for the period through May 31, 2004, giving an annual management fee of less than 0.50% of the series' average net assets for 2004. Without the waiver, the annual management fee rate is 0.50%. The chart below, showing net annual fund expenses, assumes the 0.50% rate for this series.
(6) The chart below shows net annual fund expenses after voluntary reimbursements by the advisor.

                                                     Net Annual Fund                                                 Net Annual Fund
                                                     ---------------                                                 ---------------
               Series                 Reimbursements     Expenses                 Series               Reimbursements    Expenses
               ------                 --------------     --------                 ------               --------------    --------
Phoenix-AIM Growth                        (0.22%)          1.00%    Phoenix-Kayne Small-Cap Quality Value  (1.63%)         1.05%
Phoenix-Alger Small-Cap Growth            (0.74%)          1.00%    Phoenix-Lazard International Equity
Phoenix-Alliance/Bernstein Enhanced                                  Select                                (0.25%)         1.05%
 Index                                    (0.07%)          0.65%    Phoenix-Northern Dow 30                (0.31%)         0.60%
Phoenix-Engemann Growth and Income        (0.03%)          0.95%    Phoenix-Northern Nasdaq-100 Index(R)   (0.49%)         0.60%
Phoenix-Engemann Small-Cap Growth         (0.32%)          1.25%    Phoenix-Sanford Bernstein Mid-Cap
Phoenix-Engemann Value Equity             (0.03%)          0.95%     Value                                 (0.04%)         1.30%
Phoenix-Goodwin Multi-Sector Short                                  Phoenix-Sanford Bernstein
 Term Bond                                (0.38%)          0.70%     Small-Cap Value                       (0.13%)         1.30%
Phoenix-Kayne Rising Dividends            (0.60%)          0.85%    Phoenix-Seneca Mid-Cap Growth          (0.03%)         1.15%

     (NOTE: Each or all of the voluntary expense reimbursements noted in the chart above may be changed or eliminated at anytime without notice.)


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Net Annual
                                                               Rule                                               Fund Expenses
                                                 Investment  12b-1 or    Other                     Contractual        After
                                                 Management   Service  Operating   Total Annual   Reimbursements  Reimbursements
                     Series                         Fee        Fees     Expenses   Fund Expenses    & Waivers       & Waivers
----------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                 0.61%       N/A       0.30%         0.91%         (0.00%)           0.91%
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund                  0.73%       N/A       0.31%         1.04%         (0.00%)           1.04%
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                       0.61%       N/A       0.30%         0.91%         (0.00%)           0.91%
----------------------------------------------------------------------------------------------------------------------------------
THE ALGER AMERICAN FUND - CLASS O SHARES
----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio          0.85%       N/A       0.12%         0.97%         (0.00%)           0.97%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Net Annual
                                                               Rule                                               Fund Expenses
                                                 Investment  12b-1 or    Other                     Contractual        After
                                                 Management   Service  Operating   Total Annual   Reimbursements  Reimbursements
                     Series                         Fee        Fees     Expenses   Fund Expenses    & Waivers       & Waivers
----------------------------------------------------------------------------------------------------------------------------------
FEDERATED INSURANCE SERIES
----------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II   0.60%       0.25%(1)  0.13%         0.98%           ---             ---(11)
----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II - Primary       0.60%       0.25%(1)  0.14%         0.99%           ---             ---(11)
Shares
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE CLASS
----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                        0.57%       0.10%     0.11%(2)      0.78%           ---             ---(11)
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                 0.58%       0.10%     0.14%(2)      0.82%           ---             ---(11)
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                               0.58%       0.10%     0.10%(2)      0.78%           ---             ---(11)
----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                      0.60%       0.25%(4)  0.15%         1.00%         (0.00%)           1.00%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                  0.68%       0.25%     0.19%         1.12%         (0.05%)(5)        1.07%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                   0.79%(3)    0.25%(4)  0.07%         1.11%         (0.00%)           1.11%
----------------------------------------------------------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES
----------------------------------------------------------------------------------------------------------------------------------
Lazard Retirement Small Cap Portfolio              0.75%       0.25%     0.37%         1.37%         (0.12%)(6)        1.25%
----------------------------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND, INC. - CLASS VC
----------------------------------------------------------------------------------------------------------------------------------
Bond-Debenture Portfolio                           0.50%       N/A       0.48%         0.98%         (0.08%)(7)        0.90%
----------------------------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio                        0.50%       N/A       0.39%         0.89%         (0.00%)           0.89%
----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio                            0.75%       N/A       0.42%         1.17%         (0.00%)           1.17%
----------------------------------------------------------------------------------------------------------------------------------
THE RYDEX VARIABLE TRUST
----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund                     0.90%       N/A       0.73%         1.63%         (0.00%)           1.63%
----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund                     0.75%       N/A       0.71%         1.46%         (0.00%)           1.46%
----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund          0.90%       N/A       0.73%         1.63%         (0.00%)           1.63%
----------------------------------------------------------------------------------------------------------------------------------
SCUDDER INVESTMENTS VIT FUNDS - CLASS A
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund              0.45%       N/A       0.37%         0.82%         (0.17%)(8)        0.65%
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                  0.20%       N/A       0.09%         0.29%         (0.00%)           0.29%
----------------------------------------------------------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - CLASS I SHARES
----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                               0.80%       N/A       0.49%         1.29%(9)        ---             ---(11)
----------------------------------------------------------------------------------------------------------------------------------
WANGER ADVISORS TRUST
----------------------------------------------------------------------------------------------------------------------------------
Wanger International Select                        1.00%       N/A       0.43%         1.43%         (0.01%)(10)       1.42%
----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                     1.17%       N/A       0.19%         1.36%         (0.16%)(10)       1.20%
----------------------------------------------------------------------------------------------------------------------------------
Wanger Select                                      0.95%       N/A       0.15%         1.10%         (0.10%)(10)       1.00%
----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                      0.92%       N/A       0.08%         1.00%         (0.01%)(10)       0.99%
----------------------------------------------------------------------------------------------------------------------------------

(1) The fund has voluntarily agreed to waive this service fee.
(2) A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at anytime.
(3) The fund administration fee is paid indirectly through the management fee.
(4) While the maximum amount payable under the fund's Rule 12b-1 plan is 0.35% per year of the fund's average annual net assets, the fund's Board of Trustees has set the current rate at 0.25% per year.
(5) The advisor has contractually agreed to reduce its investment management fee to reflect reduced services resulting from the fund's investment in a Franklin Templeton Money Market Fund (the Sweep Fund). This reduction is required by the fund's Board of Trustees and an order by the SEC. After such reductions, the management fees is 0.63% for the Templeton Foreign Securities Fund.
(6) Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2005, to the extent Total Annual Portfolio Operating Expenses exceed 1.25% of the Portfolio's average daily net assets.
(7) For the year ending December 31, 2004, Lord, Abbett & Co. LLC has contractually agreed to reimburse a portion of the Fund's expenses to the extent necessary to maintain its "Other Expenses" at an aggregate rate of 0.40% of its average daily net assets.
(8) The advisor has contractually agreed, for the one-year period beginning May 1, 2005, to waive its fees and/or reimburse expenses of the fund in excess of 0.65% of the average daily net assets.
(9) The advisor has voluntarily agreed to waive a portion or all of its management fee and/or reimburse expenses to the extent necessary so that total annual operating expenses, excluding certain investment related expenses such as foreign country tax expense and interest expense on borrowing, do not exceed the operating expense limitation of 1.15%.
(10)Management fees have been restated to reflect contractual changes to the management fee for the fund as of February 10, 2005. The fee waiver was effective as of February 10, 2005 but applied as if it had gone into effect on December 1, 2004.
(11)The chart below shows net annual fund expenses after voluntary reimbursements or waivers by the advisor.

                                      Reimbursements  Net Annual Fund                                Reimbursements  Net Annual Fund
                                      --------------  ---------------                                --------------  ---------------
               Series                   & Waivers         Expenses                 Series               & Waivers       Expenses
               ------                   ---------         --------                 ------               ---------       --------
Federated Fund for U.S. Government                                  VIP Growth Opportunities
 Securities II                           (0.26%)           0.72%     Portfolio                            (0.02%)         0.80%
Federated High Income Bond Fund II -                                VIP Growth Portfolio                  (0.03%)         0.75%
 Primary Shares                          (0.25%)           0.74%    Technology Portfolio                  (0.14%)         1.15%
VIP Contrafund(R) Portfolio              (0.02%)           0.76%

  (NOTE: Each or all of the voluntary expense reimbursements and waivers noted in the chart above may be changed or eliminated at anytime without notice.)


PHOENIX LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

Phoenix Life Insurance Company is a New York stock life insurance company incorporated May 1, 1851, and is a wholly owned subsidiary of The Phoenix Companies, Inc., a Delaware corporation. We sell life insurance policies and annuity contracts through our affiliated distribution companies and through brokers. Our executive and administrative office is at One American Row in Hartford, Connecticut 06115 and our statutory home office is at 10 Krey Boulevard in East Greenbush, New York.

Throughout this prospectus we will refer to Phoenix Life Insurance Company as "Phoenix" and in the first person (i.e. as "we", "us", "our" "Company").

PHOENIX LIFE VARIABLE UNIVERSAL LIFE
ACCOUNT
--------------------------------------------------------------------------------

We established the Separate Account as a separate account of Phoenix on June 17, 1985 in accordance with New York law. The Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the Account's management, investment practices or policies, nor those of Phoenix.

The Separate Account is divided into subaccounts, each of which is available for allocation of policy value. We determine the value of each subaccount's shares at the end of every valuation day that the New York Stock Exchange ("NYSE") is open. Each subaccount will invest solely in a single investment portfolio of a fund. The fund names and the portfolio names are listed on page one of this prospectus. Each portfolio's investment type is given in Appendix A.

Phoenix does not guarantee the investment performance of the Separate Account nor of any of its subaccounts. The policy value allocated to the Separate Account depends on the investment performance of the underlying funds. As policy owner, you bear the full investment risk for all monies invested in the Separate Account.

We reserve the right to add, remove, modify, or substitute for, portfolios in which the Separate Account invests.

Copies of the fund prospectuses may be obtained by writing to us or calling us at the address or telephone number provided on the front page of this prospectus.

VALUATION DATE
A valuation date is every day the New York Stock Exchange ("NYSE") is open for trading and we are open for business. However, transaction processing may be postponed for the following reasons:

1. the NYSE is closed or may have closed early;

2. the SEC has determined that a state of emergency exists; or

3. on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran's Day).

The NYSE Board of Directors reserves the right to change the NYSE schedule as conditions warrant. On each valuation date, the value of the Separate Account is determined at the close of the NYSE (usually 4:00 p.m. eastern time). The NYSE is scheduled to be closed on the following days:

========================================================================
New Year's Day                                     Independence Day
------------------------------------------------------------------------
Martin Luther King, Jr. Day                        Labor Day
------------------------------------------------------------------------

Presidents Day                                     Thanksgiving Day

------------------------------------------------------------------------
Good Friday                                        Christmas Day
------------------------------------------------------------------------
Memorial Day
========================================================================

PERFORMANCE HISTORY
We may choose to include performance history of the subaccounts or the underlying portfolios in advertisements, sales literature or reports. Performance information about each subaccount is based on past performance and is not an indication of future performance.

VOTING RIGHTS
--------------------------------------------------------------------------------

We legally own all fund shares held by the subaccounts. We vote those shares at shareholder meetings according to voting instructions we receive from policy owners with an interest in the subaccounts. We may decide to vote the shares in our own right should the law change to permit us to do so.

While your policy is in effect, you may provide us with voting instructions for each subaccount in which you have an interest. We determine the number of votes you may cast by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount.

We will send you proxy material, reports and other materials relevant to the subaccounts in which you have a voting interest. In order to vote you must complete the proxy form and return it with your voting instructions. You may also be able to vote your interest by telephone or over the internet if such instructions are included in the proxy material. We will vote all of the shares we own on your behalf, in accordance with your instructions. We will vote the shares for which we do not receive instructions, and any other shares we own, in the same proportion as the shares for which we do receive instructions.

We may ask you to provide voting instructions for such items as:

1)  the election of the fund's Trustees;
2)  the ratification of the independent accountants for the fund;
3)  approval or amendment of investment advisory agreements;
4)  a change in fundamental policies or restrictions of the series; and
5)  any other matters requiring a shareholder vote.

You may obtain any available fund prospectuses by contacting us at the address and telephone number given on page one.

THE GUARANTEED INTEREST ACCOUNT
--------------------------------------------------------------------------------

In addition to the Separate Account, you may allocate premiums or transfer values to the Guaranteed Interest Account. Amounts you allocate to the Guaranteed Interest Account are deposited in our general account. You do not share in the investment experience of our general account. Rather, we guarantee a minimum rate of return on the allocated amounts. Although we are not obligated to credit interest at a higher rate than the minimum, we will credit any excess interest as determined by us based on expected investment yield information.

We reserve the right to limit total deposits and transfers to the Guaranteed Interest Account to no more than $250,000 during any one-week period per policy.

You may make transfers into the Guaranteed Interest Account at any time. In general, you may make only one transfer per year from the Guaranteed Interest Account. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the policy value in the Guaranteed Interest Account as of the date of the transfer. You may transfer the total value out of the Guaranteed Interest Account to one or more of the subaccounts over a consecutive 4-year period according to the following schedule:

>  First Year:     25% of the total value
>  Second Year:    33% of remaining value
>  Third Year:     50% of remaining value
>  Fourth Year:    100% of remaining value

Transfers from the Guaranteed Interest Account may also be subject to other rules as described in this prospectus.

Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the U.S. Securities and Exchange Commission ("SEC") has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

GENERAL
Charges affect your policy value and the amount you may receive from your policy.

We make deductions to compensate us for our various expenses in selling, maintaining, underwriting and issuing the policy and guaranteeing the insurance benefits.

CHARGES DEDUCTED FROM PREMIUM PAYMENTS

SALES CHARGE
We deduct a charge from each premium payment to the policy that we use to reimburse the Company for a variety of expenses we incur in selling and distributing the policy (e.g., commissions, advertising and printing). We currently do not deduct a sales charge from premiums that are in excess of the Target Premium for the policy for a policy year. The Target Premium will be disclosed before we issue the policy, and will depend on age, gender and risk classification, the type of underwriting and the policy face amount.

STATE PREMIUM TAX CHARGE
States assess premium taxes at various rates. We deduct the applicable state rate from each premium to cover the cost of the premium taxes we must pay the state. The states currently assess charges ranging from 0.80% to 3.50% of premiums. We may increase or decrease the charge we take from your premium payments if your state's rate changes, or if you change your state of residence. We currently do not deduct this charge from premiums that are in excess of the target premium for the policy for a policy year.

DEFERRED ACQUISITION COST TAX CHARGE
We deduct a charge of 1.5% from each premium payment to the policy to reimburse the Company for our liability under Internal Revenue Code Section 848. We currently do not deduct this charge from premiums that are in excess of the target premium for the policy for a policy year.

PERIODIC CHARGES

MONTHLY CHARGES
We make monthly deductions on each monthly calculation day from your policy value according to your specified allocation schedule. You initially choose this schedule in your application, but can change it later. Should any of the investment options on your schedule become depleted, we will proportionally increase the deduction from the remaining investment options.

> ADMINISTRATIVE CHARGE. We assess this monthly charge as compensation for the expenses we incur in administering your policy. This charge reimburses us for such services as billing and collections, monthly processing, updating daily values and communicating with policyholders.

   We currently charge each policy $5 per month, but reserve the right to charge up to $10 per month. The maximum we will ever charge for a policy issued in the state of New York is $7.50 per month.

> COST OF INSURANCE. We determine this charge by multiplying the appropriate cost of insurance rate by the net amount at risk. The net amount at risk is the difference between your policy's death benefit and your policy value. We generally base our rates on the insured person's gender, attained age, underwriting type and risk class. We also consider the duration, or how long the policy has been in force. We are not permitted to consider gender as a factor in some states and under certain qualified plans.

   We base the actual monthly cost of insurance charge on what we expect our future mortality experiences will be. Charges will not exceed the guaranteed cost of insurance rates set forth in your policy. The guaranteed maximum rates are equal to 100% of the 1980 Commissioners Standard Ordinary ("CSO") Mortality Table.

   We will apply any change in our cost of insurance rates uniformly to all persons of the same gender, insurance age, underwriting type and risk class whose policies have been in force for the same length of time. We currently insure lives as either standard risk class or a risk class involving a higher mortality risk. We determine your risk class based on your health and the medical information you provide. Lives in the standard risk classes will have a lower cost of insurance for otherwise identical policies, than lives in the higher mortality risk classes. Nonsmokers will generally incur a lower cost of insurance than will similarly situated smokers.

   The type of underwriting chosen for your policy could have an effect on the cost of insurance rate applied to your policy.

> MORTALITY AND EXPENSE RISK CHARGE. We assume a mortality risk that, as a whole, the people we insure may die sooner than expected. We would then pay greater total death benefits than we had expected.

   We assume an expense risk that expenses we incur in issuing and maintaining the policies may exceed the administrative charges expected for the policies.

   We also assume other risks associated with issuing the policies, such as incurring greater than expected costs incurred due to policy loans.

   If our policy-related expenses do not exceed the charges, or if our mortality projections prove to be accurate, we may profit from this charge. We may use profits from this charge for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.

   Your policy will pay a mortality and expense risk charge equal to a percentage of the subaccount value on each monthly calculation day. Currently, during the first ten years, the rate will be equal to 0.40% annually. Beginning in policy year 11, the rate will be equal to 0.25% annually. We reserve the right to increase the mortality and expense risk charges up to a Guaranteed Maximum rate of 0.90% on an annual basis during all policy years.

   We do not collect the mortality and expense risk charge on amounts held in the Guaranteed Interest Account.

> COST OF OPTIONAL INSURANCE FEATURES (RIDERS). Some of the available rider benefits you may choose incur an additional monthly charge. These options are available only if approved in your state.


   The Executive Benefit-VUL policy has two riders available at no additional charge:


   o  Exchange of Insured

   o  Cash Surrender Value Enhancement Benefit

   We charge for providing benefits under the following rider:

   o Flexible Term Insurance. We charge the applicable cost of insurance rates for the "net amount at risk" attributable to the rider's face amount.

> LOAN INTEREST CHARGED. We charge your policy for outstanding loans at the rates illustrated in the tables below until the policy anniversary nearest the insured person's 65(th) birthday. The loan interest rate in effect after the policy anniversary nearest the insured's 65th birthday is 2.25%.

   As shown, the rate we charge your policy is higher than the rate we credit the loaned portion of the Guaranteed Interest Account. The difference is to compensate us for costs associated with administering the loans.

--------------------------------------------------------------------------------
                                                     RATE WE CREDIT THE
                                                   LOANED PORTION OF THE
                     LOAN INTEREST RATE             GUARANTEED INTEREST
                          CHARGED                         ACCOUNT
-------------  -----------------------------  ----------------------------------
POLICY            CURRENT        GUARANTEED       CURRENT          GUARANTEED
YEARS              RATES          MAXIMUM          RATES            MAXIMUM
-------------  ------------  ---------------  ----------------  ----------------
1-10               2.75%           4.75%            2%                4%
-------------  ------------  ---------------  ----------------  ----------------
11-16              2.50%           4.50%            2%                4%
-------------  ------------  ---------------  ----------------  ----------------
16+                2.25%           4.25%            2%                4%
--------------------------------------------------------------------------------

Loans can reduce the policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit.

CONDITIONAL CHARGES
We impose some other charges only if certain events occur:

> PARTIAL SURRENDER CHARGE. We do not currently charge for partial surrenders, but we reserve the right to deduct up to 2% of the partial surrender amount up to a maximum of $25. We would begin to impose this charge if necessary to offset the costs associated with processing partial surrenders.

> TRANSFER CHARGE. Currently we do not charge for transfers between subaccounts, however we reserve the right to charge up to $10 for each transfer in excess of two each calendar year.

OTHER CHARGES
> OTHER TAX CHARGES. Currently no charge is made to the Account for federal income taxes that may be attributable to the Account. We may, however, make such a charge in the future for these or any other taxes attributable to the Account.

> FUND CHARGES. As compensation for investment management services to the funds, the advisors are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each series.

   These fund charges and other expenses are described more fully in the respective fund prospectuses.


THE POLICY
--------------------------------------------------------------------------------

CONTRACT RIGHTS: OWNER, INSURED, AND BENEFICIARY

OWNER
The owner is the person who applies for the policy and who will generally make the choices that determine how the policy operates while it is in force. When we use the terms "you" or "your", in this prospectus, we are referring to the owner.

INSURED
The insured is the person on whose life the policy is issued. You name this person in the application for the policy. The person to be insured must be at least 18 years old. The maximum ages we insure are:

>  85 for policies with full Underwriting;
>  70 for policies with Simplified Issue Underwriting; and
>  64 for policies with Guaranteed Issue Underwriting.

We may require that you provide evidence that the person to be insured is insurable. This could require a medical examination.

BENEFICIARY
The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment.

Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to us. Generally, the change will take effect as of the date your request is signed.

If no beneficiary is living when the person insured dies we will pay you the death benefit, unless you have given us other instructions; or, if you are no longer living, we will pay the death benefit to your estate.

CONTRACT LIMITATIONS

ASSIGNMENT
You may assign the policy. We will not be bound by such assignment until we receive a written copy of the assignment, nor will we be liable for any payment we make before then. We assume no responsibility for determining whether an assignment is valid.

PURCHASING A POLICY

UNDERWRITING PROCEDURES

We base our rates on the insured person's gender, attained age, underwriting type and risk class. We may require certain medical information in order to determine the risk class of the person to be insured. We are not permitted to consider gender as a factor in some states and under certain qualified plans.


The type of underwriting we provide for the case for which your policy is a part, could have an effect on the cost of insurance rates we assess on a policy. The types of underwriting we offer for these policies are:

>  Full Underwriting;
>  Simplified Issue Underwriting;
>  Guaranteed Issue Underwriting.

We retain the right to refuse to process your application within seven days after we receive it. We retain the right to decline to issue your policy even if we have approved your application for processing. We will accept payment at the time the policy is issued.

ELIGIBLE PURCHASERS
You may purchase a policy on the life of any person provided you have an insurable interest in the life to be insured and the consent of the person to be insured.

MINIMUM DEATH BENEFIT
The policy has a minimum death benefit in order to qualify as life insurance under current federal tax law.

You must choose between the two methods used to determine the minimum death benefit when you purchase the policy. Your choice is irrevocable:

1) The Cash Value Accumulation Test determines the minimum death benefit by multiplying the policy value by the minimum death benefit percentage. The percentages depend on age and gender.

2) The Guideline Premium Test determines the minimum death benefit as a percentage of policy value, but the percentage varies only with age.

MINIMUM ISSUE PREMIUM
We require a minimum premium, on a case basis of $100,000.

PREMIUM PAYMENTS
Executive Benefit-VUL is a flexible premium fixed and variable universal life insurance policy. It has a death benefit, cash surrender value and a loan privilege, as does a traditional fixed benefit whole life policy. The policy differs from a fixed benefit whole life policy, however, because you may allocate policy value to one or more subaccounts of the Separate Account or the Guaranteed Interest Account. Each subaccount of the Separate Account, in turn, invests its assets exclusively in a portfolio of a fund. The policy value varies according to the investment performance of the investment portfolio to which policy value has been allocated.

The issue premium is due on the policy date. The insured must be alive when the issue premium is paid. You should deliver the issue premium payment to your registered representative, who will forward it to our underwriting department.

We will generally allocate the issue premium, less applicable charges, according to your instructions.

We reduce premium payments by the sales charge, state premium tax charge and deferred acquisition tax charge before we apply them to your policy. We will apply this net premium among your chosen investment options. We will buy any subaccount units at the subaccount unit values next calculated after we receive the premium. We establish maximum premium limits and may change them from time to time. You may make additional premium payments at any time. The minimum premium payment during a grace period is the amount needed to prevent policy lapse. At all other times the minimum acceptable payment is $100. You should send additional premium payments to:

       VPMO
       PO BOX 8027
       BOSTON, MA 02266-8027

The policy will have a total premium limit determined by the definition of life insurance test chosen in the application. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, the policy owner will receive the excess, with interest at an annual rate of not less than 3%, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value will then be adjusted to reflect the refund. To pay such refund, amounts taken from each subaccount or the Guaranteed Interest Account will be done in the same manner as for monthly deductions. You may write to us and give us different instructions. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations.

POLICY REFUND
Should you elect to return your policy under your right to cancel we will treat your policy as if we had never issued it. We will return the sum of the following as of the date we receive the returned policy:

1)  the current policy value less any unpaid loans and loan interest; plus

2) any monthly deductions, partial surrender fees and other charges made under the policy.

We retain the right to decline to process an application within seven days of our receipt of the completed application for insurance. Even if we have approved the application for processing, we retain the right to decline to issue the policy.

GENERAL
--------------------------------------------------------------------------------

POSTPONEMENT OF PAYMENTS
We may postpone payment of surrenders, partial withdrawals, policy loan or death benefits in excess of the initial face amount under any of the following circumstances:

> We may postpone for up to six months, payment for any transaction that depends on the value of the Guaranteed Interest Account.

> We may postpone payment whenever the NYSE is closed other than for customary weekend and holiday closings, trading on the NYSE is restricted, on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran's Day); or

> When the SEC decides an emergency exists and the sale of securities or the determination of the value of securities in the Account is not reasonably practicable.

Transfers also may be postponed under these circumstances.

OPTIONAL INSURANCE BENEFITS (RIDERS)
You may elect additional benefits by selecting available riders under a policy. You may cancel these riders at any time. We may deduct a charge for each additional rider you choose. If you choose any of these riders, we will provide more details in the form of a rider attached to the policy. The following riders are currently available (if approved in your state). We may make additional riders available in future.

> Cash Surrender Value Enhancement Benefit Rider: This rider can provide enhanced cash surrender values upon certain early duration surrenders and replaces the refund of sales charge.

> Exchange of Insured Rider: This rider allows you to change the person insured by the policy. Subsequent charges for the policy will then be based on the new person insured by the policy. The policy's incontestability and suicide exclusion periods will begin anew from the date of the change.

   You will be required to pay an exchange adjustment if the value of the policy prior to the exchange is insufficient to provide a positive value following the exchange.

   Should the policy value be large enough to cause the death benefit to exceed the limitations for the new policy, we will use the excess policy value to reduce any outstanding loans, or return the excess in cash.

   You may be required to pay back a portion of any outstanding loans in order that the loan value of the new policy is within our set limits.

   Such a policy exchange does not qualify for tax deferral, therefore, you will be liable for taxes on any previously unrecognized gains in the policy.

> Flexible Term Insurance Rider: This Rider allows you to purchase additional term insurance on the person insured under the policy. The term insurance face amount may not exceed ten times the initial base policy face amount. This rider is only available to those under the age of 100. We charge the applicable cost of insurance rates for the "net amount at risk" which is attributable to the rider's face amount.

REQUESTS FOR DECREASE IN FACE AMOUNT
You may request a decrease in face amount at any time after the first policy year. Unless we agree otherwise, the decrease must be at least $10,000 and the face amount remaining after the decrease must be at least $50,000. All face amount decrease requests must be in writing and will be effective on the first monthly calculation day following the date we approve the request.

A decrease in face amount generally decreases the death benefit. A decrease in the death benefit could result in certain income tax consequences.

PARTIAL SURRENDER AND DECREASES IN FACE AMOUNT: EFFECT ON DEATH BENEFIT
A partial surrender or a decrease in face amount generally decreases the death benefit. Upon a decrease in face amount or partial surrender, a partial surrender charge may be deducted from the policy value based on the amount of the decrease or partial surrender. A decrease in face amount reduces the death benefit on the next monthly calculation day. A partial surrender reduces the death benefit immediately. A decrease in the death benefit may have tax consequences.

INCREASES IN FACE AMOUNT
You may request that we increase the face amount of your policy after the first policy anniversary. You must make your request in writing and provide evidence of insurability.

We generally require a minimum increase of $25,000. The increase takes effect on the next policy anniversary.

We will increase the monthly cost of insurance deductions as a result of a face amount increase. Therefore, your cash surrender value must be sufficient to pay the monthly deduction or we will require an additional premium.

You will have a right to cancel the requested increase in face amount within the 45 days following the increase and you will receive a refund of the increased cost of insurance charges.

We provide some information regarding possible implications of a material change in the policy resulting from a face amount increase in the Statement of Additional Information.

SURRENDERS
You may take a full or partial surrender of your policy at any time as long as the insured person is living and the policy is in force. The amount available for a full surrender will be the cash surrender value at the end of the valuation period during which we receive the surrender request. The cash surrender value will be the policy value reduced by any charges due and the amount of any outstanding loans plus any additional amounts provided under the Refund of Sales Charges feature or by rider. We do not assess a surrender charge.

In order to request a full or partial surrender you must send a written request in a form satisfactory to us. We may also require you to submit your policy. A full or partial surrender will be effective as of the date we receive your written request, in good order.

We generally pay a surrendered amount within seven days of receiving your written request in good order. You may choose to receive a surrendered amount in a lump sum or you may apply it to any of our available payment options. We may postpone surrender payments under certain circumstances.

PARTIAL SURRENDERS
You may receive a part of the policy's cash surrender value by requesting a partial surrender of the policy. The amount available for partial surrenders is the policy value reduced by the amount of any outstanding loans and further reduced by any charges due. You must submit a written request to us. We may require you to return your policy before we make payment. A partial surrender will be effective on the date we receive your written request and the returned policy, if required. We reserve the right to charge a fee of up to 2% of the partial surrender amount up to a maximum of $25.

We do not normally permit partial surrenders of less than $500. We may require you to surrender the entire value allocated to an investment option if the partial surrender would result in a value below $500 in that investment option.

You may choose in what proportions we deduct the partial surrender amount from among your investment options. If you do not choose we will make the deductions in the same manner as for monthly deductions.

We will reduce your policy's cash value by the partial surrender amount paid and the partial surrender fee, if deducted.

DEATH BENEFIT
You choose your Death Benefit Option when you apply for your policy. You are permitted to change between Death Benefit Option 1 and Death Benefit Option 2. You may not change to or from Death Benefit Option 3.

---------------------------------------------------------------------------
                                       VALUE WE APPLY TO PAYMENT OPTION
----------------------------------  ---------------------------------------
                                       The greater of (a) or (b) where:
DEATH BENEFIT OPTION 1                 (a) is the policy's face amount; and
                                       (b) is the minimum death benefit
                                           in effect on the date of death.
----------------------------------  ---------------------------------------
                                       The greater of (a) or (b), where:
                                       (a) is equal to the policy's face
DEATH BENEFIT OPTION 2                     amount on the date of death
                                           plus the policy value; and
                                       (b) is the minimum death benefit
                                           in effect on the date of death.
----------------------------------  ---------------------------------------
                                       The greater of (a), (b), or (c),
                                       where:
                                       (a) is equal to the policy's face
                                           amount as of the date of death
                                           plus the sum of all premiums
DEATH BENEFIT OPTION 3                     minus withdrawals,
                                       (b) is equal to the policy's face
                                           amount on the date of death; and
                                       (c) is the minimum death benefit
                                           in effect on the date of death.
---------------------------------------------------------------------------

Loans can reduce the policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit.

PAYMENT OF PROCEEDS
--------------------------------------------------------------------------------

SURRENDER AND DEATH BENEFIT PROCEEDS
We will process death benefits and full or partial surrenders at unit values next computed after we receive the written request for surrender or due proof of death, provided the request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within seven days, unless another payment option has been elected. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated in order to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry.

You may elect a payment option for payment of the death proceeds to the beneficiary. You may revoke or change a prior election, unless such right has been waived. The beneficiary may make or change an election before payment of the death proceeds, unless you have made an election that does not permit such further election or changes by the beneficiary.

A written request in a form satisfactory to us is required to elect, change or revoke a payment option.

The minimum amount of surrender or death proceeds that may be applied under any payment option is $1,000.

If you assigned the policy as collateral security, we will pay any amount due the assignee in one lump sum. We will then pay any remaining proceeds under the selected payment option.

PAYMENT AMOUNT
We will make a death benefit payment based on the death benefit option in effect at the time. The amount available for a full surrender or as a death benefit is the policy value reduced by any outstanding loans and by any charges due plus any additional amounts provided under the Refund of Sales Charges feature or by rider. A partial surrender must be at least $500.

PAYMENT OPTIONS
You may apply all or part of the surrender or death proceeds of a policy under one or more of the following payment options. We may offer other payment options or alternative versions of these options in future. Your policy will have more information about the payment options.

PAYMENT OPTION 1--LUMP SUM
We pay all proceeds as one sum.

PAYMENT OPTION 2--LEFT TO EARN INTEREST
We pay interest on the principal for the beneficiary's lifetime. We guarantee an annual interest rate of at least 3%.

PAYMENT OPTION 3--PAYMENT FOR A SPECIFIC PERIOD
We pay equal installments for a specified period whether the payee lives or dies. We make the first payment on the date of settlement. We guarantee an annual assumed interest rate on the unpaid balance of at least 3%.

PAYMENT OPTION 4--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN
We will pay equal installments for the specified period certain, and continue to make payments as long as the payee lives. There is a choice of three specified periods:

>  10 years; or
>  20 years; or
>  until the installments paid refund the amount applied under this option.

If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

We use an annual interest rate of 3 3/8% to compute payments for any life annuity with a period certain of less than 20 years. We use an annual interest rate of 3 1/4% to compute payments for any life annuity with a period certain of 20 years or more.

PAYMENT OPTION 5--LIFE ANNUITY
We pay equal installments to the payee for life beginning on the date of settlement. When the payee dies we will make no more payments of any kind. We will use a guaranteed annual interest rate of at least 3 1/2% to compute payments under this option.

PAYMENT OPTION 6--PAYMENTS OF A SPECIFIED AMOUNT
We pay equal installments out of the principal and interest on that principal until the principal remaining is less than the amount of the installment. We then make a final payment of the remaining principal and interest. We pay the first installment on the date of settlement. Payments will include interest on the remaining principal at a guaranteed annual rate of at least 3%. We will credit interest at the end of each year. Should the interest credited at the end of the year exceed the income payments made in the preceding 12 months, we will pay the excess in one sum.

PAYMENT OPTION 7--JOINT SURVIVORSHIP ANNUITY WITH 10-YEAR PERIOD CERTAIN
We pay equal installments beginning on the settlement date for a minimum of ten years continuing thereafter as long as either payee is alive. Should both payees die before the 10-year period certain ends, we will make the remaining payments to their beneficiaries.

The younger payee must be at least 40 years old. We will use a guaranteed annual interest rate of at least 3 3/8% to compute payments under this option.


TRANSFER OF POLICY VALUE

INTERNET, INTERACTIVE VOICE RESPONSE AND TELEPHONE TRANSFERS
You may transfer your policy value among the available investment options and make changes to your premium payment allocations by Internet, Interactive Voice Response or Telephone. You may write to VPMO or call VULA between the hours of 8:30 AM and 4:00 PM, Eastern Time. (The appropriate address and telephone number are on page 1.) We will execute a written request the day we receive it at VPMO. We will execute transfers on the day you make the request except as noted below.


We do not charge for transfers at this time. However, we reserve the right to charge a fee of $10 for each transfer after your first two transfers in a policy year. Should we begin imposing this charge, we would not count transfers made under a Systematic Transfer Program toward the two-transfer limit.


You may permit your registered representative to submit transfer requests on your behalf.

Phoenix and Phoenix Equity Planning Corporation ("PEPCO"), our national distributor, will use reasonable procedures to confirm that transfer instructions are genuine. We require verification of account information and will record telephone instructions on tape. You will receive written confirmation of all transfers. Phoenix and PEPCO may be liable for following unauthorized instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that Phoenix and PEPCO reasonably believe to be genuine.

We may modify or terminate your transfer and allocation privileges at any time. You may find it difficult to exercise these privileges during times of extreme market volatility. In such a case, you should submit your request in writing.

We will not accept batches of transfer instructions from registered representatives acting under powers of attorney for multiple policy owners, unless the registered representative's broker-dealer firm and Phoenix have entered into a third-party service agreement. If we reject a transfer request for any of these reasons, we will notify you of our decision in writing.


TRANSFER RESTRICTIONS
We do not permit transfers of less than $500 unless either:


> the entire balance in the subaccount or the Guaranteed Interest Account is being transferred; or

>  the transfer is part of a Systematic Transfer Program.


We reserve the right to prohibit a transfer to any subaccount if the value of your investment in that subaccount immediately after the transfer would be less than $500. We further reserve the right to require that the entire balance of a subaccount or the Guaranteed Interest Account be transferred if the value of your investment in that subaccount immediately after the transfer, would be less than $500.

You may make only one transfer per policy year from the non-loaned portion of the Guaranteed Interest Account unless the transfers are made as part of a Systematic Transfer Program or unless we agree to make an exception to this rule. The amount you may transfer is limited to the greatest of $1,000 or 25% of the value of the non-loaned portion of the Guaranteed Interest Account. You may transfer policy value into the Guaranteed Interest Account at anytime.


DISRUPTIVE TRADING AND MARKET TIMING
Your ability to make transfers among subaccounts under the policy is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners.

Frequent purchases, redemptions and transfers, programmed transfers, transfers into and then out of a subaccount in a short period of time, and transfers of large amounts at one time ("Disruptive Trading") can have harmful effects for other policy owners. These risks and harmful effects include:

> dilution of the interests of long-term investors in a subaccount, if market timers or others transfer into the subaccount at prices that are below the true value or transfer out of the subaccount at prices that are higher than the true value;

> an adverse affect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the underlying fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and

>  increased brokerage and administrative expenses.

To protect our policy owners and the underlying funds from Disruptive Trading, we have adopted certain market timing policies and procedures.

Under our market timing policy, we could modify your transfer privileges for some or all of the subaccounts. Modifications include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any subaccount at any one time. Unless prohibited by the terms of the policy, we may (but are not obligated to):

> limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.),

> restrict the method of making a transfer (e.g., require that all transfers into a particular subaccount be sent to our

   Service Center by first class U.S. mail and rescind telephone or fax transfer privileges),

> require a holding period for some subaccounts (e.g., prohibit transfers into a particular subaccount within a specified period of time after a transfer out of that subaccount),

> impose redemption fees on short-term trading (or implement and administer redemption fees imposed by one or more of the underlying funds), or

>  impose other limitations or restrictions.

Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a policy owner's transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other policies owned by or under the control or influence of the same individual or entity. We currently review transfer activity on a regular basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice.

Because we reserve discretion in applying these policies, they may not be applied uniformly. However, we will to the best of our ability apply these policies uniformly. Consequently, there is a risk that some policy owners could engage in market timing while others will bear the effects of their market timing.

Currently we attempt to detect Disruptive Trading by monitoring activity for all policies. If a policy owner's transfer request exceeds the transfer parameters, we may send the owner a warning letter. Then, if at any time thereafter the owner's transfer activity exceeds the transfer parameters, we will revoke the policy owner's right to make Internet and Interactive Voice Response (IVR) transfers. We will notify policy owners in writing (by mail to their address of record on file with us) if we limit their trading.

We have adopted these policies and procedures as a preventative measure to protect all policy owners from the potential affects of Disruptive Trading, while also abiding by any rights that policy owners may have to make transfers and providing reasonable and convenient methods of making transfers that do not have the potential to harm other policy owners.

We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, IVR, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

We cannot guarantee that our monitoring will be 100% successful in detecting all transfer activity that exceeds the parameters discussed above (and we do not guarantee that these are appropriate transfer parameters to prevent Disruptive Trading). Moreoever, we cannot guarantee that revoking or limiting a policy owner's Internet, IVR, telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying funds are available to insurance companies other than Phoenix and we do not know whether those other insurance companies have adopted any policies and procedures to detect and deter Disruptive Trading, or if so what those policies and procedures might be. Because we may not be able to detect or deter all Disruptive Trading and because some of these funds are available through other insurance companies, some policy owners may be treated differently than others, resulting in the risk that some policy owners could engage in market timing while others will bear the effects of their market timing.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. In addition, orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any transfer request into any subaccount if the purchase of shares in the corresponding underlying fund is not accepted for any reason.

We do not include transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing or other similar programs when applying our market timing policy.


SYSTEMATIC TRANSFER PROGRAMS
You may elect a systematic transfer program that we offer under the policy. We reserve the right to change, eliminate or add optional programs subject to applicable laws.

We base transfers under a Systematic Transfer Program on the subaccount values on the first day of the month following our receipt of your transfer request. Should the first day of the month fall on a holiday or weekend, we will process the transfer on the next business day. You may have only one program in effect at a time.

DOLLAR COST AVERAGING PROGRAM: Dollar Cost Averaging periodically transfers policy value from one of the subaccounts or from the Guaranteed Interest Account (a "source account") to one or several of the available subaccounts ("target subaccounts"). You choose to make these transfers monthly, quarterly, semiannually or annually. The minimums you may transfer from the source account are:

>  $25 monthly                    >  $150 semiannually

>  $75 quarterly                  >  $300 annually

You must have at least $1,000 in the source account to begin a Dollar Cost Averaging Program. Should the value in the source account fall below the transfer amount, we will transfer the remaining balance and end the Program. Transfers must be made in approximately equal amounts over a minimum of 18 months. The Dollar Cost Averaging Program is not available if you invest through a bank draft program.

You may start or discontinue this program at any time by submitting a written request to us (see page one). Dollar Cost Averaging does not ensure a profit nor guarantee against a loss in a declining market. The Dollar Cost Averaging Program is not available while the Asset Rebalancing Program is in effect. We do not charge for this program.

ASSET REBALANCING PROGRAM: Under this program, we transfer policy value among the subaccounts to match your chosen allocation percentages. You can choose to have us make these transfers monthly, quarterly, semiannually or annually. We do not permit transfers to or from the Guaranteed Interest Account.

You may start or discontinue this program at any time by submitting a written request to us (see page one). The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. The Asset Rebalancing Program is not available while the Dollar Cost Averaging Program is in effect. We do not charge for this program.

LOANS
You may generally borrow up to 90% of your policy value less any outstanding debt. We will count any outstanding loans and loan interest toward that 90% limit. We do not generally allow loans of less than $500.

Policy value for loaned amounts increases at the rate we credit the loaned portion of the Guaranteed Interest Account, whereas non-loaned policy value varies with the investment performance of the chosen subaccounts or at the rate we credit the non-loaned portion of the Guaranteed Interest Account. Loans can also reduce your policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit. The policy's cash value available for withdrawal is also reduced by the amount of any outstanding loans and loan interest.

When you take a loan, we will take an amount equal to the loan from your investment options as collateral and deposit it to the "loaned portion" of the Guaranteed Interest Account. You may instruct us how to withdraw policy value from your investment options for deposit to the loaned portion of the Guaranteed Interest Account. If you do not instruct us, we will make the withdrawal in the same manner as for monthly deductions.

We charge interest on the loan at the annual rates given below until the policy anniversary nearest the insured's 65(th) birthday, compounded daily and payable in arrears:

--------------------------------------------------------------------------------
                                                      RATE WE CREDIT THE
                                                    LOANED PORTION OF THE
                     LOAN INTEREST RATE              GUARANTEED INTEREST
                           CHARGED                         ACCOUNT
-------------  -------------------------------  --------------------------------
POLICY            CURRENT        GUARANTEED        CURRENT         GUARANTEED
YEARS              RATES          MAXIMUM           RATES           MAXIMUM
-------------  -------------  ----------------  -------------  -----------------
1-10               2.75%           4.75%             2%                4%
-------------  -------------  ----------------  -------------  -----------------
11-16              2.50%           4.50%             2%                4%
-------------  -------------  ----------------  -------------  -----------------
16+                2.25%           4.25%             2%                4%
--------------------------------------------------------------------------------

The loan interest rate in effect after the policy anniversary nearest the insured's 65(th) birthday is 2.25%.

At the end of each policy year, all interest due will be treated as a new loan and will be offset by a transfer from your subaccounts and the non-loaned portion of the Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account.

We credit the loaned portion of the Guaranteed Interest Account with interest at an effective annual rate of 2%, compounded daily and payable in arrears. At the end of each policy year, or when you repay a loan, the interest credited to the loaned portion of the Guaranteed Interest Account will be transferred to the non-loaned portion of the Guaranteed Interest Account.

You may repay a loan at any time as long as the policy is in force and at least one insured person is living. We apply loan repayments first to pay any outstanding loan interest. We then apply any remaining amount to reduce the loaned portion of the Guaranteed Interest Account and correspondingly increase the non-loaned portion of the Guaranteed Interest Account. If you make a loan repayment that exceeds the remaining loan interest and loan balance, we will treat the excess as a premium payment.

We will use any loan repayment we receive during a grace period first to pay any overdue monthly deductions. We will then apply any remaining balance to reduce loan interest and any loans.

We will apply any payment we receive while you have outstanding loans to reduce loan interest and the loans, unless you designate it as a premium payment.

Failure to repay a policy loan or to pay loan interest will not terminate the policy unless your policy's cash surrender value becomes insufficient to maintain the policy in force.

The proceeds of policy loans may be subject to federal income tax under some circumstances.

A policy loan will have a permanent effect on the policy value because the investment results of the loaned portion of the Guaranteed Interest Account will differ from that of investment options. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. Outstanding loans can reduce the policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit.

LAPSE
Payment of the issue premium, no matter how large or the payment of additional premiums will not guarantee the policy will remain in force. If you take a partial surrender or a policy loan, it could negatively affect the policy value, and therefore increase the risk of policy lapse.

If, on any monthly calculation day, the policy value, less any outstanding debt, is less than the monthly deduction, we will allow a grace period of 61 days during which you must pay an amount equal to three times the required monthly deduction to prevent the policy from lapse.

If you fail to make the required payment before the 61-day grace period ends, the policy will lapse and expire without value. We will mail you notice at least 30 days before any potential lapse will occur.

The policy will remain in force during the grace period however, we will not permit any subaccount transfers, loans, full or partial surrenders. We apply any premium payment we receive during the grace period, less the premium expense charge, to first pay any monthly deductions due during the grace period. We will apply any excess premium according to your current premium allocation schedule.

The death benefit during the grace period is equal to the death benefit immediately before the grace period begins.

FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------

INTRODUCTION
This discussion is general in nature and is not intended as income tax advice. We make no attempt to consider any estate and inheritance taxes, or any state, local or other tax laws. Because this discussion is based upon our understanding of federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any policy. The Internal Revenue Service ("IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, U.S. Treasury regulations or of the current interpretations. We reserve the right to make changes to the policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.

The ultimate effect of federal income taxes on values under the Separate Account and on the economic benefit to you or your beneficiary depends on our income tax status and upon the income tax status of the individual concerned. For complete information on federal and state income tax considerations, an income tax advisor should be consulted.

The Internal Revenue Service ("IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, Treasury regulations or of the current interpretations. We reserve the right to make changes to the policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.

INCOME TAX STATUS
We are taxed as a life insurance company under the Internal Revenue Code of 1986 (the "Code"), as amended. For federal income tax purposes, neither the Separate Account nor the Guaranteed Interest Account is a separate entity from Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company and their operations form a part of the companies.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the value of the Separate Account. Investment income of the Separate Account, including realized net capital gains, is not taxed to us. Due to our income tax status under current provisions of the Code, no charge currently will be made to the Separate Account for our federal income taxes which may be attributable to the Separate Account. We reserve the right to make a deduction for taxes if our federal income tax treatment is determined to be other than what we currently believe it to be, if changes are made affecting the income tax treatment to our variable life insurance contracts, or if changes occur in our income tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Separate Account.

POLICY BENEFITS

DEATH BENEFIT PROCEEDS
The policy, whether or not it is a modified endowment contract (see "Modified Endowment Contracts"), should be treated as meeting the definition of a life insurance contract for federal income tax purposes under Section 7702 of the Code. As such, the death benefit proceeds thereunder should be excludable from the gross income of the beneficiary under Code Section 101(a)(1). Also, a policy owner should not be considered to be in constructive receipt of the cash value, including investment income. However, see the sections below on possible taxation of amounts received under the policy, via full surrender, partial surrender or loan. In addition, a benefit paid under a Living Benefits Rider may be taxable as income in the year of receipt.

Code Section 7702 imposes certain conditions with respect to premiums received under a policy. We monitor the premiums to assure compliance with such conditions. However, if the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the policy owner within 60 days after the end of the policy year, and maintain the qualification of the policy as life insurance for federal income tax purposes.

FULL SURRENDER
Upon full surrender of a policy for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. The full surrender of a policy that is a modified endowment contract may result in the imposition of an additional 10% tax on any income received.

PARTIAL SURRENDER
If the policy is a modified endowment contract, partial surrenders and other distributions are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts below. If the policy is not a modified endowment contract, partial surrenders still may be taxable, as follows. Code Section 7702(f)(7) provides that where a reduction in death benefits occurs during the first 15 years after a policy is issued and there is a cash distribution associated with that reduction, the policy owner may be taxed on all or a part of that amount distributed. A reduction in death benefits may result from a partial surrender. After 15 years, the proceeds will not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. We suggest you consult with your tax advisor in advance of a proposed decrease in death benefits or a partial surrender as to the portion, if any, which would be subject to tax, and in addition as to the impact such partial surrender might have under the new rules affecting modified endowment contracts. The benefit payment under the Living Benefits Rider is not considered a partial surrender.

LOANS
We believe that any loan received under a policy will be treated as your indebtedness. If the policy is a modified endowment contract, loans are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts. If the policy is not a modified endowment contract, we believe that no part of any loan under a policy will constitute income to you.

The deductibility by a policy owner of loan interest under a policy may be limited under Code Section 264, depending on the circumstances. A policy owner intending to fund premium payments through borrowing should consult an income tax advisor with respect to the tax consequences. Under the "personal" interest limitation provisions of the Code, interest on policy loans used for personal purposes is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax advisor for further guidance.

BUSINESS-OWNED POLICIES
If a business or a corporation owns the policy, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.

MODIFIED ENDOWMENT CONTRACTS

GENERAL
Pursuant to Code Section 72(e), loans and other amounts received under modified endowment contracts will, in general, be taxed to the extent of accumulated income (generally, the excess of cash value over premiums paid). Life insurance policies can be modified endowment contracts if they fail to meet what is known as "the 7-pay test."

This test compares your policy to a hypothetical life insurance policy of equal face amount which requires seven equal annual premiums to be "fully paid-up," continuing to provide a level death benefit with no further premiums. A policy becomes a modified endowment contract if, at any time during the first seven years, the cumulative premium paid on the policy exceeds the cumulative premium that would have been paid under the hypothetical policy. Premiums paid during a policy year but which are returned by us with interest within 60 days after the end of the policy year will be excluded from the 7-pay test. A life insurance policy received in exchange for a modified endowment contract will be treated as a modified endowment contract.

REDUCTION IN BENEFITS DURING THE FIRST SEVEN YEARS
If there is a reduction in death benefits or reduction or elimination of any Optional Insurance Benefits previously elected, during the first seven policy years, the premiums are redetermined for purposes of the 7-pay test as if the policy originally had been issued at the reduced death benefit level and the new limitation is applied to the cumulative amount paid for each of the first seven policy years.

DISTRIBUTIONS AFFECTED
If a policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which the test is failed and all subsequent policy years. However, distributions made in anticipation of such failure (there is a presumption that distributions made within two years prior to such failure were "made in anticipation") also are considered distributions under a modified endowment contract. If the policy satisfies the 7-pay test for seven years, distributions and loans generally will not be subject to the modified endowment contract rules.

PENALTY TAX
Any amounts taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, with certain exceptions. This additional tax will not apply in the case of distributions that are:

>  made on or after the taxpayer attains age 59 1/2;

> attributable to the taxpayer's disability (within the meaning of Code Section 72(m)(7)); or

> part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his beneficiary.

MATERIAL CHANGE RULES
Any determination of whether the policy meets the 7-pay test will begin again any time the policy undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, or any increase in or addition of any rider benefit available as an Optional Insurance Benefit (described above), with the following two exceptions.

> First, if an increase is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first seven policy years or to the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change.

> Second, to the extent provided in regulations, if the death benefit or qualified additional benefit increases as a result of a cost-of-living adjustment based on an established broad-based index specified in the policy, this does not constitute a material change if:

o the cost-of-living determination period does not exceed the remaining premium payment period under the policy; and

o the cost-of-living increase is funded ratably over the remaining premium payment period of the policy.

A reduction in death benefits is not considered a material change unless accompanied by a reduction in premium payments.

A material change may occur at any time during the life of the policy (within the first seven years or thereafter), and future taxation of distributions or loans would depend upon whether the policy satisfied the applicable 7-pay test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS
All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same policy owner within the same calendar year will be treated as one modified endowment contract in determining the taxable portion of any loans or distributions made to the policy owner. The U.S. Treasury has been given specific legislative authority to issue regulations to prevent the avoidance of the new distribution rules for modified endowment contracts. A tax advisor should be consulted about the tax consequences of the purchase of more than one modified endowment contract within any calendar year.

LIMITATIONS ON UNREASONABLE MORTALITY AND EXPENSE CHARGES
The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a policy qualifies as a life insurance contract for federal income tax purposes. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the policy, unless U.S. Treasury regulations prescribe a higher level of charge. In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by the U.S. Treasury regulations. We will comply with the limitations for calculating the premium we are permitted to receive from you.

QUALIFIED PLANS
A policy may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the policy in conjunction with a qualified plan until you have consulted a pension consultant or income tax advisor.

DIVERSIFICATION STANDARDS
To comply with the Diversification Regulations under Code Section 817(h), ("Diversification Regulations") each series is required to diversify its investments. The Diversification Regulations generally require that on the last day of each calendar quarter the series' assets be invested in no more than:

>  55% in any one investment

>  70% in any two investments

>  80% in any three investments

>  90% in any four investments

A "look-through" rule applies to treat a pro rata portion of each asset of a series as an asset of the Separate Account; therefore, each series will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

The general diversification requirements are modified if any of the assets of the Separate Account are direct obligations of the U.S. Treasury. In this case, there is no limit on the investment that may be made in U.S. Treasury securities, and for purposes of determining whether assets other than U.S. Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the Separate Account's investment in U.S. Treasury securities. Notwithstanding this modification of the general diversification requirements, the portfolios of the funds will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts that must comply with these standards.

In connection with the issuance of the Diversification Regulations, the U.S. Treasury announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. It is possible that a revenue ruling or other form of administrative pronouncement in this regard may be issued in the near future. It is not clear, at this time, what such a revenue ruling or other pronouncement will provide. It is possible that the policy may need to be modified to comply with such future U.S. Treasury announcements. For these reasons, we reserve the right to modify the policy, as necessary, to prevent you from being considered the owner of the assets of the Separate Account.

We intend to comply with the Diversification Regulations to assure that the policies continue to qualify as a life insurance contract, for federal income tax purposes.

CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT
Changing the policy owner or the insured or an exchange or assignment of the policy may have tax consequences depending on the circumstances. Code Section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same Insured. If the surrendered policy is subject to a policy loan, this may be treated as the receipt of money on the exchange. We recommend that any person contemplating such actions seek the advice of an income tax advisor.

OTHER TAXES
Federal estate tax, state and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. We do not make any representations or guarantees regarding the tax consequences of any policy with respect to these types of taxes.

WITHHOLDING
We are required to withhold federal income taxes on the taxable portion of any amounts received under the policy unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. Special withholding rules apply to payments made to nonresident aliens. You are liable for payment of federal income taxes on the taxable portion of any amounts received under the policy. You may be subject to penalties if your withholding or estimated tax payments are insufficient.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


The financial statements of Phoenix Life Variable Universal Life Account (Executive Benefit-VUL) at December 31, 2004 and the results of its operations and the changes in its net assets for each of the periods indicated and the consolidated financial statements of Phoenix Life Insurance Company at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004 are contained in the Statement of Additional Information (SAI), which you can get free of charge by calling the toll free number given on page one. The consolidated financial statements of Phoenix Life Insurance Company included herein should be considered only as bearing upon the ability of Phoenix Life Insurance Company to meet its obligations under the policies. You should not consider them as bearing on the investment performance of the assets held in the Account or on Guaranteed Interest Account rates that we credit during a guarantee period.

APPENDIX A - INVESTMENT OPTIONS
--------------------------------------------------------------------------------

INVESTMENT TYPES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Investment Type
                                                ------------------------------------------------------------------------------------
                 Subaccount                      Aggressive Growth   Conservative   Growth   Growth & Income   Income   Specialty
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                                                 |X|
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-AIM Growth Series                                                             |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series                                                 |X|

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index Series                                      |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities                                                                               |X|
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                                                |X|
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series                                                          |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series               |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series                                                       |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series                                                  |X|

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                                       |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series                                                                 |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term Bond                                                                     |X|
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series                                                              |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value Series                                          |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select Series                                     |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series                                                        |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series                                                     |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series                                                   |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                   |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                                                 |X|
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                                                    |X|
------------------------------------------------------------------------------------------------------------------------------------

AIM V.I. Mid Cap Core Equity Fund                                                     |X|

------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                                                          |X|
------------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                                             |X|
------------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II                                                                 |X|
------------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                                                                 |X|
------------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                                                    |X|
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                                                  |X|
------------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                                                                      |X|
------------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                                                     |X|
------------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                                                      |X|
------------------------------------------------------------------------------------------------------------------------------------

Lazard Retirement Small Cap Portfolio                                                 |X|
------------------------------------------------------------------------------------------------------------------------------------
Bond-Debenture Portfolio                                                                                         |X|
------------------------------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio                                                                        |X|
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio                                                               |X|

------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund                                                                                             |X|
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund                         |X|
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund                                                                                  |X|
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund                  |X|
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                                                     |X|
------------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                                                                                       |X|
------------------------------------------------------------------------------------------------------------------------------------
Wanger International Select                            |X|
------------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                         |X|
------------------------------------------------------------------------------------------------------------------------------------
Wanger Select                                                                         |X|
------------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                                                         |X|
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISORS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Advisors
------------------------------------------------------------------------------------------------------------------------------------
                                                                               Duff & Phelps
                                                   Phoenix        Phoenix       Investment      AIM      Engemann    Fred Alger
                                                  Investment      Variable      Management    Advisors,    Asset     Management,
                 Subaccount                      Counsel, Inc.  Advisors, Inc.      Co.         Inc.     Management     Inc.
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Growth Series                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series                               |X|
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-Alliance/Bernstein Enhanced Index
Series                                                              |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate
Securities Series                                                                   |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series               |X|
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series                                                                   |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series             |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series         |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series                                                                        |X|

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                  |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income
Series                                               |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term
Bond Series                                          |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series                |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
Series                                               |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity
Select Series                                                       |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series                                      |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series                         |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value
Series                                                              |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value
Series                                                              |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                 |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                |X|
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                                                              |X|
------------------------------------------------------------------------------------------------------------------------------------

AIM V.I. Mid Cap Core Equity Fund                                   |X|

------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                                                                    |X|
------------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                                                                               |X|
------------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government
Securities II
------------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II
------------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund
------------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund
------------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund
------------------------------------------------------------------------------------------------------------------------------------

Lazard Retirement Small Cap Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Bond-Debenture Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio
------------------------------------------------------------------------------------------------------------------------------------

Rydex Variable Trust Juno Fund
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund
------------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Wanger International Select
------------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap
------------------------------------------------------------------------------------------------------------------------------------
Wanger Select
------------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Advisors
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Fidelity
                                                   Deutsche     Federated     Management   Franklin     Lazard      Lord,
                                                    Asset       Investment      and         Mutual      Asset      Abbett
                                                  Management,   Management    Research     Advisers,  Management    & Co.
                Subaccount                           Inc.        Company       Company       LLC         LLC         LLC
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-Alliance/Bernstein Enhanced Index
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate
Securities Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term
Bond Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity
Select Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund
------------------------------------------------------------------------------------------------------------------------------------

AIM V.I. Mid Cap Core Equity Fund

------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government
Securities II                                                      |X|
------------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                                 |X|
------------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                                                      |X|
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                                               |X|
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                                             |X|
------------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                                                                |X|
------------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund
------------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund
------------------------------------------------------------------------------------------------------------------------------------

Lazard Retirement Small Cap Portfolio                                                                    |X|
------------------------------------------------------------------------------------------------------------------------------------
Bond-Debenture Portfolio                                                                                             |X|
------------------------------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio                                                                                          |X|
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio                                                                                              |X|

------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund                |X|
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                    |X|
------------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Wanger International Select
------------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap
------------------------------------------------------------------------------------------------------------------------------------
Wanger Select
------------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Advisors
------------------------------------------------------------------------------------------------------------------------------------
                                                    Morgan
                                                   Stanley                   Templeton   Templeton      Wanger
                                                  Investment      Rydex        Global    Investment     Asset
                                                  Management      Global      Advisors    Counsel,    Management,
                Subaccount                           Inc.        Advisors     Limited       LLC          L.P.
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-Alliance/Bernstein Enhanced Index
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate
Securities Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term
Bond Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity
Select Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund
------------------------------------------------------------------------------------------------------------------------------------

AIM V.I. Mid Cap Core Equity Fund

------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government
Securities II
------------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II
------------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund
------------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                                                            |X|
------------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                                                 |X|
------------------------------------------------------------------------------------------------------------------------------------

Lazard Retirement Small Cap Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Bond-Debenture Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio

------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund                                     |X|
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund                                     |X|
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund                          |X|
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund
------------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                 |X|
------------------------------------------------------------------------------------------------------------------------------------
Wanger International Select                                                                              |X|
------------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                                                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Wanger Select                                                                                            |X|
------------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                                                                            |X|
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT SUBADVISORS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Subadvisors
------------------------------------------------------------------------------------------------------------------------------------

                                                                     Aberdeen       AIM       Alliance                 Fred
                                                                      Asset       Capital     Capital     Engemann     Alger
                                                                    Management   Management, Management,   Asset     Management,
                      Subaccount                                       Inc.         Inc.        L.P.     Management     Inc.

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                                  |X|
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-AIM Growth Series                                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series                                                                                   |X|

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index Series                                                |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                                                                      |X|
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series                                                                   |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series                                                                    |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series                                                                |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series                                                                        |X|

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series                                                  |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series                                                |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT SUBADVISORS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Subadvisors
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Kayne               Lazard      Northern       Seneca
                                                                Anderson Rudnick         Asset        Trust         Capital
                                                              Investment Management,   Management   Investments,   Management,
                      Subaccount                                      LLC                 LLC          N.A.           LLC

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-AIM Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series                                 |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value Series                          |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select Series                                         |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series                                                                        |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series                                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                                                                                  |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                                                                                 |X|
------------------------------------------------------------------------------------------------------------------------------------

PHOENIX LIFE INSURANCE COMPANY
PO Box 22012
Albany, NY 12201-2012











Additional information about Executive Benefit-VUL (the "Policy") and the Phoenix Life Variable Universal Life Account (the "Separate Account") is contained in the Policy's Statement of Additional Information ("SAI") dated May 1, 2005, which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus.


The SAI, personalized illustrations of death benefits, cash surrender values and cash values are available, without charge, upon request. Inquiries and requests for the SAI should be directed in writing to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, MA 02266-8027, or by telephone (800) 417-4769.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at
(202) 942-8090. Reports and other information about the Separate Account are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, 450 Fifth Street, NW Washington, D.C. 20549-0102.

Phoenix Life Insurance Company
A member of The Phoenix Companies, Inc.
PhoenixWealthManagement.com
V607

Investment Company Act File No. 811-04721

[logo] PHOENIX WEALTH MANAGEMENT(R)


L0134PR2  (C)2005 The Phoenix Companies, Inc.                               5-05

                            PHOENIX EXECUTIVE VUL(R)                 [VERSION C]

                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                    ISSUED BY: PHOENIX LIFE INSURANCE COMPANY

PROSPECTUS                                                           MAY 1, 2005

Phoenix Executive VUL(R) is a flexible premium fixed and variable universal life insurance policy that can provide lifetime insurance protection on the life of one person. We will pay the death benefit when the insured person dies. You may allocate policy value to one or more of the subaccounts of the Phoenix Life Variable Universal Life Account ("Separate Account"). The subaccounts purchase shares of the following funds:


THE PHOENIX EDGE SERIES FUND
----------------------------
[diamond] Phoenix-Aberdeen International Series

[diamond] Phoenix-AIM Growth Series
          (fka, Phoenix-MFS Investors Growth Stock Series)
[diamond] Phoenix-Alger Small-Cap Growth Series
          (fka, Phoenix-State Street Research Small-Cap Growth Series)

[diamond] Phoenix-Alliance/Bernstein Enhanced Index Series

[diamond] Phoenix-Duff & Phelps Real Estate Securities Series

[diamond] Phoenix-Engemann Capital Growth Series

[diamond] Phoenix-Engemann Growth and Income Series
          (fka, Phoenix-Oakhurst Growth and Income Series)
[diamond] Phoenix-Engemann Small-Cap Growth Series
          (fka, Phoenix-Engemann Small & Mid-Cap Growth Series)
[diamond] Phoenix-Engemann Strategic Allocation Series
          (fka, Phoenix-Oakhurst Strategic Allocation Series)
[diamond] Phoenix-Engemann Value Equity Series
          (fka, Phoenix-Oakhurst Value Equity Series)

[diamond] Phoenix-Goodwin Money Market Series
[diamond] Phoenix-Goodwin Multi-Sector Fixed Income Series
[diamond] Phoenix-Goodwin Multi-Sector Short Term Bond Series
[diamond] Phoenix-Kayne Rising Dividends Series
[diamond] Phoenix-Kayne Small-Cap Quality Value Series
[diamond] Phoenix-Lazard International Equity Select Series

[diamond] Phoenix-Northern Dow 30 Series

[diamond] Phoenix-Northern Nasdaq-100 Index(R) Series

[diamond] Phoenix-Sanford Bernstein Mid-Cap Value Series

[diamond] Phoenix-Sanford Bernstein Small-Cap Value Series
[diamond] Phoenix-Seneca Mid-Cap Growth Series
[diamond] Phoenix-Seneca Strategic Theme Series

AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES
----------------------------------------------
[diamond] AIM V.I. Capital Appreciation Fund
[diamond] AIM V.I. Mid Cap Core Equity Fund

[diamond] AIM V.I. Premier Equity Fund

THE ALGER AMERICAN FUND - CLASS O SHARES
----------------------------------------
[diamond] Alger American Leveraged AllCap Portfolio

FEDERATED INSURANCE SERIES
--------------------------
[diamond] Federated Fund for U.S. Government Securities II
[diamond] Federated High Income Bond Fund II - Primary Shares

FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE CLASS
-------------------------------------------------------
[diamond] VIP Contrafund(R) Portfolio
[diamond] VIP Growth Opportunities Portfolio
[diamond] VIP Growth Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
--------------------------------------------------------------
[diamond] Mutual Shares Securities Fund

[diamond] Templeton Foreign Securities Fund
[diamond] Templeton Growth Securities Fund

LAZARD RETIREMENT SERIES
------------------------
[diamond] Lazard Retirement Small Cap Portfolio

LORD ABBETT SERIES FUND, INC. - CLASS VC
----------------------------------------
[diamond] Bond-Debenture Portfolio
[diamond] Growth and Income Portfolio
[diamond] Mid-Cap Value Portfolio


THE RYDEX VARIABLE TRUST
------------------------
[diamond] Rydex Variable Trust Juno Fund
[diamond] Rydex Variable Trust Nova Fund
[diamond] Rydex Variable Trust Sector Rotation Fund

SCUDDER INVESTMENTS VIT FUNDS - CLASS A
---------------------------------------
[diamond] Scudder VIT EAFE(R) Equity Index Fund
[diamond] Scudder VIT Equity 500 Index Fund

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - CLASS I SHARES
--------------------------------------------------------
[diamond] Technology Portfolio

WANGER ADVISORS TRUST
---------------------
[diamond] Wanger International Select
[diamond] Wanger International Small Cap
[diamond] Wanger Select
[diamond] Wanger U.S. Smaller Companies

It may not be in your best interest to buy this policy in exchange for an existing life insurance policy or annuity contract. It is important for you to understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You should also know if the replacement will result in any income taxes.

The policy is not a deposit nor an obligation of, underwritten or guaranteed by, any financial institution or credit union. It is not federally insured nor endorsed by the Federal Deposit Insurance Corporation or any other state or federal agency. Policy investments are subject to risk, including the fluctuation of policy values and possible loss of principal invested or premiums paid.

The U.S. Securities and Exchange Commission has neither approved nor disapproved these securities, nor have they passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Read and keep this prospectus for future reference.

IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT:    [envelope]   PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS ("VPMO")
                                                                 P.O. Box 8027
                                                                 Boston, MA 02266-8027
                                                    OR
                                                    [telephone]  VARIABLE AND UNIVERSAL LIFE ADMINISTRATION ("VULA")

                                                                 (800) 417-4769


                                TABLE OF CONTENTS

Heading                                                     Page
----------------------------------------------------------------

GLOSSARY OF SPECIAL TERMS.................................    3
RISK/BENEFIT SUMMARY......................................    4
   Policy Benefits........................................    4
   Policy Risks...........................................    4
FEE TABLES................................................    6
   Transaction Fees.......................................    6
   Periodic Charges Other than Fund Operating Expenses....    7
   Minimum and Maximum Fund Operating Expenses............    8
   Annual Fund Expenses...................................    9
PHOENIX LIFE INSURANCE COMPANY............................   11
PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT..............   11
   Valuation Date.........................................   11
   Performance History....................................   11
VOTING RIGHTS.............................................   11
THE GUARANTEED INTEREST ACCOUNT (GIA).....................   12
CHARGES AND DEDUCTIONS....................................   12
   General................................................   12
   Charges Deducted from Premium Payments.................   12
   Periodic Charges.......................................   12
   Conditional Charges....................................   13
   Other Charges..........................................   13
THE POLICY................................................   14
   Contract Rights: Owner, Insured, and Beneficiary.......   14
   Contract Limitations...................................   14
   Purchasing a Policy....................................   14
GENERAL...................................................   15
   Postponement of Payments...............................   15
   Alternative Delivery...................................   15
   Surrenders and Withdrawals.............................   15
   Increases in Face Amount...............................   16
   Decreases in Face Amount...............................   16
   Optional Insurance Benefits (Riders)...................   16
   Death Benefit..........................................   17
PAYMENT OF PROCEEDS.......................................   17
   Surrender, Withdrawal and Death Benefit Proceeds.......   17
   Payment Amount.........................................   17
   Payment Options........................................   17
   Transfer of Policy Value...............................   18
   Disruptive Trading and Market Timing...................   19
   Loans..................................................   20
   Lapse...................................................  21
FEDERAL INCOME TAX CONSIDERATIONS.........................   21
   Introduction...........................................   21
   Income Tax Status......................................   21
   Policy Benefits........................................   22
   Business-Owned Policies................................   22
   Modified Endowment Contracts...........................   22
   Limitations on Unreasonable Mortality
      and Expense Charges.................................   23
   Qualified Plans........................................   23
   Diversification Standards..............................   23
   Change of Ownership or Insured or Assignment...........   24
   Other Taxes............................................   24
   Withholding............................................   24
FINANCIAL STATEMENTS......................................   24
APPENDIX A-INVESTMENT OPTIONS.............................  A-1
   Investment Types.......................................  A-1
   Investment Advisors....................................  A-2
   Investment Subadvisors.................................  A-3

GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------
The terms given below have the same meaning in this prospectus and in the Phoenix Executive VUL(R) policy -- the insurance contract represented by this prospectus:


ATTAINED AGE: The age of the insured on the birthday nearest the most recent Policy Anniversary.

CASH SURRENDER VALUE: The Cash Surrender Value is the Policy Value on the date of surrender less any Debt.

DEATH BENEFIT OPTION: The type of death benefit described in effect.

DUE PROOF OF DEATH: A certified death certificate, or an order of a court of competent jurisdiction, or any other proof acceptable to us.


GUARANTEED INTEREST ACCOUNT: The Guaranteed Interest Account is not part of the Separate Account; it is part of our general account.


DEBT: Unpaid Policy Loans with accrued interest.

IN FORCE: The policy has not terminated or otherwise lapsed in accordance with the Grace Period and Lapse Provision.

IN WRITING (WRITTEN NOTICE) (WRITTEN REQUEST): Is a written form signed by you, satisfactory to us and received by us.

INSURED: The person upon whose life the policy is issued.

MAXIMUM GIA PERCENTAGE: The maximum percentage shown in the policy of any premium payment or transfer we allow to be allocated to the Guaranteed Interest Account.

MONTHLY CALCULATION DATE: The first monthly calculation date is the same day as the Policy Date. Subsequent Monthly Calculation Dates are the same days of each month thereafter or, if such day does not fall within a given month, the last day of that month will be the Monthly Calculation Date.

NET AMOUNT AT RISK: On a Monthly Calculation Date it is the death benefit minus the Policy Value prior to the deduction of the cost of insurance charge. On any other day it is the death benefit minus the Policy Value.

PAYMENT DATE: The Valuation Date on which a premium payment or loan repayment is received by us unless it is received after the close of the New York Stock Exchange in which case it will be the next Valuation Date.

POLICY ANNIVERSARY: The anniversary of the Policy Date.

POLICY DATE: The policy date shown on the schedule pages from which Policy Years and Policy Anniversaries are measured.

POLICY MONTH: The period from one Monthly Calculation Date up to, but not including, the next Monthly Calculation Date.

POLICY VALUE: The sum of your policy's share in the value of each subaccount plus the value of your policy allocated to the Guaranteed Interest Account.

POLICY YEAR: The first Policy Year is the one-year period from the Policy Date up to, but not including, the first Policy Anniversary. Each succeeding Policy Year is the one-year period from the Policy Anniversary up to, but not including, the next Policy Anniversary.

SEPARATE ACCOUNT: Phoenix Life Variable Universal Life Account. A separate investment account of Phoenix Life Insurance Company.

SUBACCOUNTS: The accounts within our Separate Account to which non-loaned assets under the policy are allocated.

UNIT: A standard of measurement used to determine the share of this policy in the value of each subaccount of the Account.

VALUATION DATE: Every day the New York Stock Exchange is open for trading.

VALUATION PERIOD: The period in days from the end of one Valuation Date through the next Valuation Date.

WE (OUR, US, COMPANY): Phoenix Life Insurance Company.

YOU (YOUR): The owner of this policy at the time an owner's right is exercised.

RISK/BENEFIT SUMMARY
--------------------------------------------------------------------------------

This summary does not contain all of the detailed information that may be important to you. Please read the entire prospectus carefully before you decide to purchase a policy.

This prospectus is a disclosure document which summarizes your rights under the insurance product that you are purchasing. As with any summary it may differ in certain instances from the underlying insurance contract. You should read your insurance contract carefully.

POLICY BENEFITS


DEATH BENEFITS
Phoenix Executive VUL(R) is a flexible premium fixed and variable universal life insurance policy. While the policy remains in force we will pay a death benefit to your named beneficiary when the person insured under the policy dies.


Your policy has a minimum death benefit, as described in "The Policy" section. You will choose a death benefit option when you apply for a policy that will apply if it is greater than the minimum death benefit:

>   Death Benefit Option 1 is the policy's face amount as of the date of death.

> Death Benefit Option 2 is equal to the policy's face amount as of the date of death plus the policy value.

> Death Benefit Option 3 is equal to the policy's face amount as of the date of death plus the lesser of:
    o the Option 3 Maximum Increase amount you choose when you apply for the policy; or
    o the sum of all premiums minus withdrawals and any applicable interest accrued at the Option 3 Interest Rate you choose when you apply for the policy.

You may change between Death Benefit Options 1 and 2 by submitting a written request. You may change from Death Benefit Option 3 to Death Benefit Option 1; however, you may not change to Death Benefit Option 3.

You may also purchase additional term insurance under the Term Insurance Rider if it is available in your state.

LOANS, SURRENDERS AND WITHDRAWALS
> Generally, you may take loans against 90% of your policy's value less any outstanding debt.

> You may withdraw part of the policy's cash surrender value at any time, subject to a minimum withdrawal amount of $500. We reserve the right to deduct a partial withdrawal fee.

>   You may fully surrender this policy anytime for its cash surrender value.

POLICY AVAILABILITY
The policy will be issued on a "case" basis. A case usually has a sponsor, and usually contains multiple policies, though we may consider one person and one policy a case. You may exercise your ownership rights under the policy through the sponsoring organization or employer. Should your relationship with the sponsor end, you may then exercise your policy rights directly with us.

FLEXIBLE PREMIUMS
The only premiums you must pay are the issue premium and any payments required to prevent policy lapse.

UNDERWRITING OPTIONS
We offer three types of underwriting:

>   Full Underwriting; or
>   Simplified Issue Underwriting; or
>   Guaranteed Issue Underwriting.

The type of underwriting will have an effect on the Cost of Insurance charges we deduct from your policy value.

OPTIONAL INSURANCE BENEFITS (RIDERS)
The following benefits may be available to you by rider:

>   Term Insurance
>   Enhanced Surrender Value
>   Variable Policy Exchange Option

Availability of these riders depends upon state approval and may involve extra cost. Additional restrictions apply to the Enhanced Surrender Value Rider.

YOUR RIGHT TO CANCEL THE POLICY
You have the right to review the policy and cancel it if you are not satisfied. Simply return the policy to us before the later of: ten days after you take delivery of the policy; within ten days after you take delivery of your Notice of Right to Cancel, or within 45 days of signing the application.

POLICY RISKS

VARIATIONS
The policy is subject to laws and regulations in every state where it is sold and the terms of the policy may vary from state to state.

SUITABILITY RISK
Variable life insurance is designed for long-term financial planning, and the policy is not suitable as a short-term investment. We deduct a premium expense charge from premium payments that reduces the value available for withdrawal. Therefore, it may not be appropriate for you to purchase a policy if you foresee the need to withdraw all or part of your policy value during the first few policy years.

TAX EFFECTS
Generally, under current federal income tax law, death benefits are not subject to income taxes. Earnings on the premiums invested in the Phoenix Life Variable Universal Life Account or the Guaranteed Interest Account are not subject to income taxes until there is a distribution from the policy.

Taking a loan, a full surrender or a partial withdrawal from the policy could result in recognition of income for tax purposes.

RISK OF LAPSE

Your policy will remain in force as long as the policy value, less any outstanding debt, is enough to pay the monthly charges incurred under the policy. If the policy value, less any outstanding debt, is no longer sufficient to pay the monthly charges, the policy will lapse, or end. We will alert you to an impending lapse situation and give you an opportunity to keep the policy in force by paying a specified amount.

Withdrawals, loans and associated loan interest can negatively affect policy value, and increase the risk of policy lapse.

INVESTMENT RISK

A comprehensive discussion of the risks of each fund purchased by a subaccount of the Phoenix Life Variable Universal Life Account may be found in the funds' prospectuses. Each series is subject to market fluctuations and the risks inherent with ownership of securities. There is no assurance that any series will achieve its stated investment objective.

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY.

THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE POLICY, SURRENDER THE POLICY, WITHDRAW CASH FROM THE POLICY, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

FEE TABLES
--------------------------------------------------------------------------------

                                                         TRANSACTION FEES

----------------------------------------------------------------------------------------------------------------------------------
       CHARGE                         WHEN DEDUCTED                                   AMOUNT WE DEDUCT
----------------------------------------------------------------------------------------------------------------------------------
PREMIUM EXPENSE CHARGE           Upon premium payment.             The maximum we will ever charge is 15.00% of each premium
                                                                   payment(1).
----------------------------------------------------------------------------------------------------------------------------------
SURRENDER CHARGE                 Not Applicable.                   We do not charge you if you surrender your policy for its cash surrender value.
----------------------------------------------------------------------------------------------------------------------------------
PARTIAL WITHDRAWAL FEE           Upon Partial Withdrawal.          We currently do not charge for partial withdrawals, but we reserve the right to deduct the lesser of $25 or 2.00% of the partial withdrawal amount paid.
----------------------------------------------------------------------------------------------------------------------------------
TRANSFER CHARGE                  Upon Transfer.                    We currently do not charge for transfers between investment options, but we reserve the right to charge up to $10 per
                                                                   transfer.(2)
----------------------------------------------------------------------------------------------------------------------------------

(1) In policy years one through seven, we currently deduct 10.00% from each premium payment up to the Target Annual Premium and 3.00% of premiums paid in excess of the Target Annual Premium. Beginning in policy year eight, we currently deduct 3.00% of premiums paid and we will never deduct more than 10.00% of premiums paid. The Target Annual Premium will be disclosed before we issue the policy and will depend on specifics of the life to be insured (e.g. age, gender, risk classification), the type of underwriting, and the face amount of the policy.
(2) If we impose a transfer charge, the minimum number of transfers we allow per policy year without charge may vary by state, but will be no fewer than two per policy year.


THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING FUND FEES AND EXPENSES.

                                        PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
       CHARGE                          WHEN DEDUCTED                                  AMOUNT WE DEDUCT
----------------------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE(1)            On policy date and monthly   This charge is based on the "net amount at risk." The "net amount at
                                on each Monthly              risk" is the current death benefit minus the policy value.
                                Calculation Date.

   Minimum and Maximum          ..........................   0.02% to 31.97% of the net amount at risk per year.

   Example for a male age       ..........................   0.10% of the net amount at risk in policy year 1.
   50 in the nonsmoker
   underwriting class for a
   fully underwritten policy.
----------------------------------------------------------------------------------------------------------------------------------
MONTHLY ADMINISTRATIVE          On policy date and monthly   We charge up to a maximum of $10.00 per month(2).
CHARGE                          on each Monthly
                                Calculation Date.
----------------------------------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE           On policy date and monthly
RISK FEE(3)                     on each Monthly              The maximum we charge is 0.08% (0.90% on an annual basis) of the
                                Calculation Date.            policy value in the subaccounts of the Account on the monthly calculation date.
----------------------------------------------------------------------------------------------------------------------------------
LOAN INTEREST CHARGED(4)        Interest accrues daily and   The maximum net annual cost to the policy is 2.00% of the loan
                                is due on each policy        balance.
                                anniversary.
----------------------------------------------------------------------------------------------------------------------------------
DAILY TAX FEE                   When we become liable        We currently do not charge for taxes, however we reserve the right to
                                for taxes.                   charge the approximate amount of taxes and reserves for taxes on investment income and realized and unrealized capital gains and any other amount as may be assessed as a result of a change in any tax laws.
----------------------------------------------------------------------------------------------------------------------------------
                                                    OPTIONAL INSURANCE FEATURES
----------------------------------------------------------------------------------------------------------------------------------
TERM RIDER(1)                   Monthly on each Monthly      This charge is based on the net amount at risk attributable to the
                                Calculation Date.            rider face amount.

   Minimum and Maximum          .......................      0.02% to 31.97% of the net amount at risk attributable to the Rider face amount.

   Example for a male age       .......................      0.10% of the net amount at risk attributable to the rider face amount
   50 in the nonsmoker                                       in policy year 1.
   underwriting class for a
   fully underwritten policy.
----------------------------------------------------------------------------------------------------------------------------------
ENHANCED SURRENDER              We do not charge for this    We will automatically attach this Rider at issue to all policies that
VALUE RIDER                     Rider. Additional            are part of a qualifying case. We describe this Rider later under
                                restrictions apply.          "Optional Insurance Benefits (Riders)."
----------------------------------------------------------------------------------------------------------------------------------
VARIABLE POLICY EXCHANGE        We do not charge for this    We describe this Rider later under "Optional Insurance Benefits
OPTION RIDER                    Rider.                      (Riders)."
----------------------------------------------------------------------------------------------------------------------------------

(1) These charges vary according to age, gender, underwriting class, policy year and net amount at risk. The charges shown in the table may not be typical of the charges you will pay. Your policy's specifications page will indicate the guaranteed charges applicable to your policy. More detailed information concerning these charges is available upon request. Before you purchase the policy, we will provide you personalized illustrations of your future benefits under the policy based upon the age and underwriting class of the person you wish to insure, the death benefit option, face amount, planned periodic premiums, and riders requested.
(2)  We currently charge $5.00 per month for all policies.
(3) We currently deduct a fee of 0.04% of policy value allocated to the subaccounts each month during the first 10 policy years (equal to 0.50% annually), and 0.02% of the value allocated to the subaccounts each month beginning in the 11th policy year (equal to 0.25% annually). We do not deduct this fee from amounts allocated to the Guaranteed Interest Account.
(4) We charge loan interest of up to 8.00% of the outstanding loan but we credit the loaned portion of the Guaranteed Interest Account in order that the maximum possible difference between the rate we charge and the rate we credit is 2.00%. At our current rates the cost to the policy is 1.00% of the outstanding loan balance annually during the first 10 policy years and 0.00% thereafter. We provide more information on rates in the "Charges and Deductions" section and in the "Loans" section.

THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM FEES AND EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. MORE DETAIL CONCERNING EACH OF THE FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

                                      MINIMUM AND MAXIMUM FUND OPERATING EXPENSES

                                                                         Minimum                              Maximum

Total Annual Fund Operating Expenses(1) (expenses that are                0.29%               -                2.68%
deducted from a fund's assets, including management fees,
distribution and/or 12b-1 fees, and other expenses)


(1) See the following table for the total and net fund operating expenses for each available investment portfolio.


ANNUAL FUND EXPENSES (as a percentage of fund average net assets for the year ended 12/31/04)
-----------------------------------------------------------------------------------------------------------------------------------
                                                Investment         Rule
                  Series                      Management Fee    12b-1 Fees   Other Operating Expenses   Total Annual Fund Expenses
-----------------------------------------------------------------------------------------------------------------------------------
THE PHOENIX EDGE SERIES FUND
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                    0.75%             N/A                  0.30%                    1.05%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Growth                                0.75%             N/A                  0.47%(3)                 1.22%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth                    0.85%             N/A                  0.89%(1)                 1.74%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index         0.45%             N/A                  0.27%(2)                 0.72%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities      0.75%             N/A                  0.29%                    1.04%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth                   0.66%             N/A                  0.21%                    0.87%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Growth and Income                0.70%             N/A                  0.28%(3)                 0.98%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth                 0.90%             N/A                  0.67%(4)                 1.57%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation             0.58%             N/A                  0.20%                    0.78%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity                     0.70%             N/A                  0.28%(3)                 0.98%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market                      0.40%             N/A                  0.24%                    0.64%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income         0.50%             N/A                  0.23%                    0.73%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term Bond      0.50%(5)          N/A                  0.58%(2)                 1.08%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends                    0.70%             N/A                  0.75%(1)                 1.45%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value             0.90%             N/A                  1.78%(1)                 2.68%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select        0.90%             N/A                  0.40%(1)                 1.30%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30                           0.35%             N/A                  0.56%(3)                 0.91%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)              0.35%             N/A                  0.74%(3)                 1.09%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value           1.05%             N/A                  0.29%(3)                 1.34%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value         1.05%             N/A                  0.38%(3)                 1.43%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                     0.80%             N/A                  0.38%(4)                 1.18%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme                    0.75%             N/A                  0.33%                    1.08%
-----------------------------------------------------------------------------------------------------------------------------------

(1) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed 0.15% of the series' average net assets.
(2) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed 0.20% of the series' average net assets.
(3) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed 0.25% of the series' average net assets.
(4) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed 0.35% of the series' average net assets.
(5) The advisor voluntarily waived the management fee for the period through May 31, 2004, giving an annual management fee of less than 0.50% of the series' average net assets for 2004. Without the waiver, the annual management fee rate is 0.50%. The chart below, showing net annual fund expenses, assumes the 0.50% rate for this series.
(6) The chart below shows net annual fund expenses after voluntary reimbursements by the advisor.

                                                     Net Annual Fund                                                 Net Annual Fund
                                                     ---------------                                                 ---------------
               Series                 Reimbursements     Expenses                 Series               Reimbursements    Expenses
               ------                 --------------     --------                 ------               --------------    --------
Phoenix-AIM Growth                        (0.22%)          1.00%    Phoenix-Kayne Small-Cap Quality Value  (1.63%)         1.05%
Phoenix-Alger Small-Cap Growth            (0.74%)          1.00%    Phoenix-Lazard International Equity
Phoenix-Alliance/Bernstein Enhanced                                  Select                                (0.25%)         1.05%
 Index                                    (0.07%)          0.65%    Phoenix-Northern Dow 30                (0.31%)         0.60%
Phoenix-Engemann Growth and Income        (0.03%)          0.95%    Phoenix-Northern Nasdaq-100 Index(R)   (0.49%)         0.60%
Phoenix-Engemann Small-Cap Growth         (0.32%)          1.25%    Phoenix-Sanford Bernstein Mid-Cap
Phoenix-Engemann Value Equity             (0.03%)          0.95%     Value                                 (0.04%)         1.30%
Phoenix-Goodwin Multi-Sector Short                                  Phoenix-Sanford Bernstein
 Term Bond                                (0.38%)          0.70%     Small-Cap Value                       (0.13%)         1.30%
Phoenix-Kayne Rising Dividends            (0.60%)          0.85%    Phoenix-Seneca Mid-Cap Growth          (0.03%)         1.15%

     (NOTE: Each or all of the voluntary expense reimbursements noted in the chart above may be changed or eliminated at anytime without notice.)


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Net Annual
                                                               Rule                                               Fund Expenses
                                                 Investment  12b-1 or    Other                     Contractual        After
                                                 Management   Service  Operating   Total Annual   Reimbursements  Reimbursements
                     Series                         Fee        Fees     Expenses   Fund Expenses    & Waivers       & Waivers
----------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                 0.61%       N/A       0.30%         0.91%         (0.00%)           0.91%
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund                  0.73%       N/A       0.31%         1.04%         (0.00%)           1.04%
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                       0.61%       N/A       0.30%         0.91%         (0.00%)           0.91%
----------------------------------------------------------------------------------------------------------------------------------
THE ALGER AMERICAN FUND - CLASS O SHARES
----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio          0.85%       N/A       0.12%         0.97%         (0.00%)           0.97%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Net Annual
                                                               Rule                                               Fund Expenses
                                                 Investment  12b-1 or    Other                     Contractual        After
                                                 Management   Service  Operating   Total Annual   Reimbursements  Reimbursements
                     Series                         Fee        Fees     Expenses   Fund Expenses    & Waivers       & Waivers
----------------------------------------------------------------------------------------------------------------------------------
FEDERATED INSURANCE SERIES
----------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II   0.60%       0.25%(1)  0.13%         0.98%           ---             ---(11)
----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II - Primary       0.60%       0.25%(1)  0.14%         0.99%           ---             ---(11)
Shares
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE CLASS
----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                        0.57%       0.10%     0.11%(2)      0.78%           ---             ---(11)
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                 0.58%       0.10%     0.14%(2)      0.82%           ---             ---(11)
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                               0.58%       0.10%     0.10%(2)      0.78%           ---             ---(11)
----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                      0.60%       0.25%(4)  0.15%         1.00%         (0.00%)           1.00%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                  0.68%       0.25%     0.19%         1.12%         (0.05%)(5)        1.07%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                   0.79%(3)    0.25%(4)  0.07%         1.11%         (0.00%)           1.11%
----------------------------------------------------------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES
----------------------------------------------------------------------------------------------------------------------------------
Lazard Retirement Small Cap Portfolio              0.75%       0.25%     0.37%         1.37%         (0.12%)(6)        1.25%
----------------------------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND, INC. - CLASS VC
----------------------------------------------------------------------------------------------------------------------------------
Bond-Debenture Portfolio                           0.50%       N/A       0.48%         0.98%         (0.08%)(7)        0.90%
----------------------------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio                        0.50%       N/A       0.39%         0.89%         (0.00%)           0.89%
----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio                            0.75%       N/A       0.42%         1.17%         (0.00%)           1.17%
----------------------------------------------------------------------------------------------------------------------------------
THE RYDEX VARIABLE TRUST
----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund                     0.90%       N/A       0.73%         1.63%         (0.00%)           1.63%
----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund                     0.75%       N/A       0.71%         1.46%         (0.00%)           1.46%
----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund          0.90%       N/A       0.73%         1.63%         (0.00%)           1.63%
----------------------------------------------------------------------------------------------------------------------------------
SCUDDER INVESTMENTS VIT FUNDS - CLASS A
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund              0.45%       N/A       0.37%         0.82%         (0.17%)(8)        0.65%
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                  0.20%       N/A       0.09%         0.29%         (0.00%)           0.29%
----------------------------------------------------------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - CLASS I SHARES
----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                               0.80%       N/A       0.49%         1.29%(9)        ---             ---(11)
----------------------------------------------------------------------------------------------------------------------------------
WANGER ADVISORS TRUST
----------------------------------------------------------------------------------------------------------------------------------
Wanger International Select                        1.00%       N/A       0.43%         1.43%         (0.01%)(10)       1.42%
----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                     1.17%       N/A       0.19%         1.36%         (0.16%)(10)       1.20%
----------------------------------------------------------------------------------------------------------------------------------
Wanger Select                                      0.95%       N/A       0.15%         1.10%         (0.10%)(10)       1.00%
----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                      0.92%       N/A       0.08%         1.00%         (0.01%)(10)       0.99%
----------------------------------------------------------------------------------------------------------------------------------

(1) The fund has voluntarily agreed to waive this service fee.
(2) A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at anytime.
(3) The fund administration fee is paid indirectly through the management fee.
(4) While the maximum amount payable under the fund's Rule 12b-1 plan is 0.35% per year of the fund's average annual net assets, the fund's Board of Trustees has set the current rate at 0.25% per year.
(5) The advisor has contractually agreed to reduce its investment management fee to reflect reduced services resulting from the fund's investment in a Franklin Templeton Money Market Fund (the Sweep Fund). This reduction is required by the fund's Board of Trustees and an order by the SEC. After such reductions, the management fees is 0.63% for the Templeton Foreign Securities Fund.
(6) Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2005, to the extent Total Annual Portfolio Operating Expenses exceed 1.25% of the Portfolio's average daily net assets.
(7) For the year ending December 31, 2004, Lord, Abbett & Co. LLC has contractually agreed to reimburse a portion of the Fund's expenses to the extent necessary to maintain its "Other Expenses" at an aggregate rate of 0.40% of its average daily net assets.
(8) The advisor has contractually agreed, for the one-year period beginning May 1, 2005, to waive its fees and/or reimburse expenses of the fund in excess of 0.65% of the average daily net assets.
(9) The advisor has voluntarily agreed to waive a portion or all of its management fee and/or reimburse expenses to the extent necessary so that total annual operating expenses, excluding certain investment related expenses such as foreign country tax expense and interest expense on borrowing, do not exceed the operating expense limitation of 1.15%.
(10)Management fees have been restated to reflect contractual changes to the management fee for the fund as of February 10, 2005. The fee waiver was effective as of February 10, 2005 but applied as if it had gone into effect on December 1, 2004.
(11)The chart below shows net annual fund expenses after voluntary reimbursements or waivers by the advisor.

                                      Reimbursements  Net Annual Fund                                Reimbursements  Net Annual Fund
                                      --------------  ---------------                                --------------  ---------------
               Series                   & Waivers         Expenses                 Series               & Waivers       Expenses
               ------                   ---------         --------                 ------               ---------       --------
Federated Fund for U.S. Government                                  VIP Growth Opportunities
 Securities II                           (0.26%)           0.72%     Portfolio                            (0.02%)         0.80%
Federated High Income Bond Fund II -                                VIP Growth Portfolio                  (0.03%)         0.75%
 Primary Shares                          (0.25%)           0.74%    Technology Portfolio                  (0.14%)         1.15%
VIP Contrafund(R) Portfolio              (0.02%)           0.76%

  (NOTE: Each or all of the voluntary expense reimbursements and waivers noted in the chart above may be changed or eliminated at anytime without notice.)


PHOENIX LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

Phoenix Life Insurance Company is a New York stock life insurance company incorporated May 1, 1851, and is a wholly owned subsidiary of The Phoenix Companies, Inc., a Delaware corporation. We sell life insurance policies and annuity contracts through our affiliated distribution companies and through brokers. Our executive and administrative office is at One American Row in Hartford, Connecticut 06115 and our statutory home office is at 10 Krey Boulevard in East Greenbush, New York.

Throughout this prospectus we will refer to Phoenix Life Insurance Company as "Phoenix" and in the first person (i.e. as "we", "us", "our", "Company"). We provide a Glossary of Special Terms as Appendix B to this prospectus to help clarify those terms that have a specific meaning in regards to your policy.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
--------------------------------------------------------------------------------

We established the Separate Account as a separate account of Phoenix on June 17, 1985 in accordance with New York law. The Separate Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the Separate Account's management, investment practices or policies, nor those of Phoenix.

The Account is divided into subaccounts, each of which is available for allocation of policy value. We determine the value of each subaccount's shares at the end of every business day that the New York Stock Exchange is open. Each subaccount will invest solely in a single investment portfolio of a fund. The fund names and the portfolio names are listed on page one of this prospectus. Each portfolio's investment type is given in Appendix A.

Phoenix does not guarantee the investment performance of the Separate Account nor of any of its subaccounts. The policy value allocated to the Separate Account depends on the investment performance of the underlying funds. As policy owner, you bear the full investment risk for all monies invested in the Separate Account.

We reserve the right to add, remove, modify, or substitute for, portfolios in which the Separate Account invests.

Copies of the fund prospectuses may be obtained by writing to us or calling us at the address or telephone number provided on the front page of this prospectus.


VALUATION DATE
A valuation date is every day the New York Stock Exchange ("NYSE") is open for trading and Phoenix is open for business. However, transaction processing may be postponed for the following reasons


1.  the NYSE is closed or may have closed early;
2.  the SEC has determined that a state of emergency exists; or
3. on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran's Day).

    The NYSE Board of Directors reserves the right to change the NYSE schedule as conditions warrant. On each valuation date, the value of the Separate Account is determined at the close of the NYSE (currently 4:00 p.m. Eastern Time). The NYSE is scheduled to be closed on the following days:

====================================================
New Year's Day                      Independence Day
----------------------------------------------------
Martin Luther King, Jr. Day         Labor Day
----------------------------------------------------

Presidents Day                      Thanksgiving Day

----------------------------------------------------
Good Friday                         Christmas Day
----------------------------------------------------
Memorial Day
====================================================

PERFORMANCE HISTORY
We may choose to include performance history of the subaccounts or the underlying portfolios in advertisements, sales literature or reports. Performance information about each subaccount is based on past performance and is not an indication of future performance.

VOTING RIGHTS
--------------------------------------------------------------------------------

We legally own all fund shares held by the subaccounts. We vote those shares at shareholder meetings according to voting instructions we receive from policy owners with an interest in the subaccounts. We may decide to vote the shares in our own right should the law change to permit us to do so.

While your policy is in effect, you may provide us with voting instructions for each subaccount in which you have an interest. We determine the number of votes you may cast by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount.

We will send you proxy material, reports and other materials relevant to the subaccounts in which you have a voting interest. In order to vote you must complete the proxy form and return it with your voting instructions. You may also be able to vote your interest by telephone or over the internet if such instructions are included in the proxy material. We will vote all of the shares we own on your behalf in accordance with your instructions. We will vote the shares for which we do not receive instructions, and any other shares we own, in the same proportion as the shares for which we do receive instructions.

We may ask you to provide voting instructions for such items as:

1)  the election of the fund's Trustees;
2)  the ratification of the independent accountants for the fund;
3)  approval or amendment of investment advisory agreements;
4)  a change in fundamental policies or restrictions of the series; and
5)  any other matters requiring a shareholder vote.

You may obtain any available fund prospectuses by contacting us at the address and telephone number given on page one.

THE GUARANTEED INTEREST ACCOUNT (GIA)
--------------------------------------------------------------------------------

In addition to the Separate Account, you may allocate premiums or transfer values to the Guaranteed Interest Account. Amounts you allocate to the Guaranteed Interest Account are deposited in our general account. You do not share in the investment experience of our general account. Rather, we guarantee a minimum rate of return on the allocated amounts. Although we are not obligated to credit interest at a higher rate than the minimum, we may, at our discretion, credit daily at an effective rate that is greater than the minimum.

Your policy will be subject to a Maximum GIA Percentage that restricts investments into the Guaranteed Interest Account. The Maximum GIA Percentage will never be less than 20%. No more than the Maximum GIA Percentage of any premium payment may be allocated to the Guaranteed Interest Account.

You may make transfers into the Guaranteed Interest Account. The total amount you may transfer into the Guaranteed Interest Account in any policy year is limited to the Maximum GIA Percentage applied to the policy value held in the Separate Account at the beginning of that policy year.

You may only make transfers from the Guaranteed Interest Account during the first 30 days of a policy year. Total transfers from the Guaranteed Interest Account during that time are limited to the greater of:

>   $1,000; or
> 20% of the value of the non-loaned portion of the Guaranteed Interest Account as of the date of the transfer; or
>   the total amount transferred from the Guaranteed Interest Account during the previous policy year.

Transfers from the Guaranteed Interest Account may also be subject to other rules as described in this prospectus.

Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the U.S. Securities and Exchange Commission ("SEC") has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

GENERAL
Charges affect your policy value and the amount you may receive from your policy.

We make deductions to compensate us for our various expenses in selling, maintaining, underwriting and issuing the policy and guaranteeing the insurance benefits.

CHARGES DEDUCTED FROM PREMIUM PAYMENTS

PREMIUM EXPENSE CHARGE
We deduct a charge from each premium payment to the policy that we use to reimburse the Company for a variety of expenses we incur in selling and distributing the policy (e.g., commissions, advertising and printing). We currently charge a reduced premium expense charge from premiums that are in excess of the Target Annual Premium (TAP) for the policy for a policy year. The Target Annual Premium will be disclosed before we issue the policy, and will depend on age, gender and risk classification, the type of underwriting and the policy face amount.

                        Amount deducted from premium
              -------------------------------------------------
                Current Rate     Current Rate     Guaranteed
                 up to TAP        premiums in      Maximum
                                   excess of        Charge
Policy Year                          TAP
------------  ---------------  ---------------  ---------------
   1 - 7           10%                3%              15%
------------  ---------------  ---------------  ---------------
     8+             3%                3%              10%
---------------------------------------------------------------

PERIODIC CHARGES

MONTHLY CHARGES
We make monthly deductions on the policy issue date and on each monthly calculation date thereafter from your policy value according to your specified allocation schedule. You initially choose this schedule in your application, but can change it later. Should the investment options on your schedule not be sufficient to pay the monthly deduction, we will proportionally deduct from the remaining investment options.

> MONTHLY ADMINISTRATIVE CHARGE. We assess this monthly charge as compensation for the expenses we incur in administering your policy. This charge reimburses us for such services as billing and collections, monthly processing, updating daily values and communicating with policyholders. We will not deduct this charge after the policy anniversary nearest the insured's 100th birthday.

    We currently charge each policy $5 per month, but reserve the right to charge up to $10 per month.

> COST OF INSURANCE. We determine this charge by multiplying the appropriate cost of insurance rate by the net amount at risk. The net amount at risk is the difference between your policy's death benefit and your policy value. We generally base our rates on the insured person's gender, attained age and risk class. We also consider the duration, or how long the policy has been in force. We are not permitted to consider gender as a factor in some states and under certain qualified plans.

    We base the actual monthly cost of insurance charge on what we expect our future investment earnings, mortality experience, persistency and expenses will be. Charges will not exceed the guaranteed cost of insurance rates set forth in your policy. The guaranteed maximum rates are equal to 100% of the 1980 Commissioners Standard Ordinary ("CSO") Mortality Table for policies issued with Full Underwriting and 125% of the 1980 CSO for policies with Guaranteed or Simplified Underwriting.

    We will apply any change in our cost of insurance rates uniformly to all persons of the same gender, insurance age and risk class whose policies have been in force for the same length of time. We currently insure lives as either standard risk class or a risk class involving a higher mortality risk. We determine your risk class based on your health and the medical information you provide. Lives in the standard risk classes will have a lower cost of insurance for otherwise identical policies, than lives in the higher mortality risk classes. Nonsmokers will generally incur a lower cost of insurance than will similarly situated smokers.

    The type of underwriting chosen for your policy could have an effect on the cost of insurance rate applied to your policy. Under all types of underwriting, we will no longer deduct this charge after the policy anniversary nearest the insured's 100th birthday.

> MORTALITY AND EXPENSE RISK FEE. We assume a mortality risk that, as a whole, the people we insure may die sooner than expected. We would then pay greater total death benefits than we had expected.

    We assume an expense risk that expenses we incur in issuing and maintaining the policies may exceed the administrative charges expected for the policies.

    We also assume other risks associated with issuing the policies, such as incurring greater than expected costs incurred due to policy loans.

    If our policy-related expenses do not exceed the charges, or if our mortality projections prove to be accurate, we may profit from this fee. We may use profits from this fee for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.

    Your policy will pay a mortality and expense risk fee equal to a percentage of the subaccount value on each monthly calculation date. Currently, during the first ten years, the rate will be equal to 0.50% annually. Beginning in policy year 11, the current rate will be equal to 0.25% annually. We reserve the right to increase the mortality and expense risk fee up to a Guaranteed Maximum rate of 0.90% on an annual basis during all policy years.

    We do not collect the mortality and expense risk fee on amounts held in the Guaranteed Interest Account.

> COST OF OPTIONAL INSURANCE BENEFITS (RIDERS). Some of the available rider benefits may incur an additional monthly charge. These options are available only if approved in your state.


    The Phoenix Executive VUL(R) policy has two riders available at no additional charge:


    o   Variable Policy Exchange Option Rider

    o   Enhanced Surrender Value Rider (limited availability)

    We charge for providing benefits under the following rider:

    o Term Rider. We charge the applicable cost of insurance rates for the "net amount at risk" attributable to the rider's face amount.

> LOAN INTEREST CHARGED. We charge your policy for outstanding loans at the rates illustrated in the tables below.

    As shown, the rate we charge your policy is higher than the rate we credit the loaned portion of the Guaranteed Interest Account.

------------------------------------------------------------------------------
POLICY        LOAN INTEREST RATE    RATE WE CREDIT THE   LOAN INTEREST
 YEAR         CHARGED               LOANED PORTION OF    SPREAD
                                    THE GUARANTEED
                                    INTEREST ACCOUNT
             --------------------- --------------------- ---------------------
              Current    Maximum    Current    Maximum    Current    Maximum
------------ --------- ----------- --------- ----------- --------- -----------
1 - 10         4.00%     8.00%       3.00%     6.00%      1.00%     2.00%
------------ --------- ----------- --------- ----------- --------- -----------
11 +           3.00%     8.00%       3.00%     6.00%      0.00%     2.00%
------------------------------------------------------------------------------

    Our maximum guaranteed interest rate is 8.00%, however we guarantee the maximum cost to the policy will never exceed 2.00%, i.e., if we were charging 8.00%, we would credit 6.00%.

Loans can reduce the policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest when we calculate the death benefit.

CONDITIONAL CHARGES
We impose some other charges only if certain events occur:

> PARTIAL WITHDRAWAL FEE. We do not currently charge for partial withdrawals, but we reserve the right to deduct the lesser of $25 or 2% of the partial withdrawal amount paid. We would begin to impose this charge if necessary to offset the costs associated with processing partial withdrawals.

> TRANSFER CHARGE. Currently we do not charge for transfers between subaccounts, however we reserve the right to charge up to $10 for each transfer. If we impose a transfer charge, the minimum number of transfers we allow per policy year without charge may vary by state, but will be no fewer than two per policy year.

OTHER CHARGES
> DAILY TAX FEE. We currently do not charge for taxes, however, we reserve the right to charge the approximate amount of taxes and reserves for taxes on investment income and realized and unrealized capital gains and any other amount as may be assessed as a result of a change in any tax laws.

> FUND CHARGES. As compensation for investment management services to the funds, the advisors are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each series.

    These fund charges and other expenses are described more fully in the respective fund prospectuses.


THE POLICY
--------------------------------------------------------------------------------
CONTRACT RIGHTS: OWNER, INSURED, AND BENEFICIARY

OWNER
The owner is the person who applies for the policy and who will generally make the choices that determine how the policy operates while it is in force. When we use the terms "you" or "your", in this prospectus, we are referring to the owner.

INSURED
The Insured is the person on whose life the policy is issued. You name this person in the application for the policy. The person to be insured must be at least 18 years old. In general, the maximum ages we insure are:

>   85 for policies with Full Underwriting;
>   70 for policies with Simplified Issue Underwriting; and
>   64 for policies with Guaranteed Issue Underwriting.

We may require that you provide evidence that the person to be insured is insurable. This could require a medical examination.

BENEFICIARY
The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and contingent. These classes will set the order of payment.

Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to us. Generally, the change will take effect as of the date your request is signed.

If no beneficiary is living when the person insured dies we will pay you the death benefit, unless you have given us other instructions; or, if you are no longer living, we will pay the death benefit to your estate.

CONTRACT LIMITATIONS

ASSIGNMENT
You may assign the policy. We will not be bound by such assignment until we receive a written copy of the assignment, nor will we be liable for any payment we make before then. We assume no responsibility for determining whether an assignment is valid.

PURCHASING A POLICY

UNDERWRITING PROCEDURES
We issue these policies on a "case" basis. A case is a group of related policies (e.g. through the same employer), however we may consider a single policy as a case. The type of underwriting determines cost of insurance rates, certain features, proof of insurability criteria and range of issue ages.

The type of underwriting we provide for the case for which your policy is a part, could have an effect on the cost of insurance rates we assess on a policy. The types of underwriting we offer for these policies and the minimum number of people insured for each are:

>   Full Underwriting (One life or more);
>   Simplified Issue Underwriting (Generally, ten lives or more);
>   Guaranteed Issue Underwriting (Generally, ten lives or more).


We base our rates on the insured person's gender, attained age, underwriting type and risk class. We may require certain medical information in order to determine the risk class of the person to be insured. We are not permitted to consider gender as a factor in some states and under certain qualified plans.


We retain the right to refuse to process your application within seven days after we receive it. We retain the right to decline to issue your policy even if we have approved your application for processing. We will accept payment at the time the policy is issued.

ELIGIBLE PURCHASERS
You may purchase a policy on the life of any person provided you have an insurable interest in the life to be insured and the consent of the person to be insured.

MINIMUM DEATH BENEFIT
The policy has a minimum death benefit in order to qualify as life insurance under current federal tax law.

You must choose between the two methods used to determine the minimum death benefit when you purchase the policy. Your choice is irrevocable:

1) The Cash Value Accumulation Test determines the minimum death benefit by multiplying the policy value by the minimum death benefit percentage. The percentages depend on age and gender.

2) The Guideline Premium Test determines the minimum death benefit as a percentage of policy value, but the percentage varies only with age.

MINIMUM ISSUE PREMIUM
We require a minimum premium, on a case basis of $25,000.

MINIMUM FACE AMOUNT
We require a minimum face amount of $50,000 per policy ($100,000 for policies with preferred issue underwriting).

PREMIUM PAYMENTS


Phoenix Executive VUL(R) is a flexible premium variable universal life insurance policy. It has a death benefit, cash surrender value and a loan privilege, as does a traditional fixed benefit whole life policy. The policy differs from a fixed benefit whole life policy, however, because you may allocate policy value to one or more subaccounts of the Account or the Guaranteed Interest Account. Each subaccount of the Account, in turn, invests its assets exclusively in a portfolio of a fund. The policy value varies according to the investment performance of the investment portfolio to which policy value has been allocated.

The issue premium is due on the policy date. The insured must be alive when the issue premium is paid. You should deliver the issue premium payment to your registered representative, who will forward it to our underwriting department.

We will generally allocate the issue premium, less applicable charges, according to your instructions. The portion of any premium payment that you may allocate to the Guaranteed Interest Account is limited to the Maximum GIA Percentage shown in the policy.

We reduce premium payments by the premium expense charge before we apply them to your policy. We will apply this net premium among your chosen investment options. We will buy any subaccount units at the subaccount unit values next calculated after we receive the premium.

We establish maximum premium limits and may change them from time to time. You may make additional premium payments at any time prior to the Policy Anniversary nearest the insured's 100th birthday.

The minimum premium payment during a grace period is the amount needed to prevent policy lapse. At all other times the minimum acceptable payment is $100. You may send additional premium payments to the address given on page one of this prospectus.

The policy will have a total premium limit determined by the definition of life insurance test chosen in the application. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, the policy owner will receive the excess, with interest at an annual rate of not less than 3%, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value will then be adjusted to reflect the refund. To pay such refund, amounts taken from each subaccount or the Guaranteed Interest Account will be done in the same manner as for monthly deductions. You may write to us and give us different instructions. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations.

POLICY REFUND
Should you elect to return your policy under your right to cancel, we will treat your policy as if we had never issued it. We will return the sum of the following as of the date we receive the returned policy:

1)  the current policy value less any unpaid loans and loan interest; plus
2) any monthly deductions, partial withdrawal fees and other charges made under the policy.

We retain the right to decline to process an application within seven days of our receipt of the completed application for insurance. Even if we have approved the application for processing, we retain the right to decline to issue the policy.

GENERAL
--------------------------------------------------------------------------------

POSTPONEMENT OF PAYMENTS
We may postpone payment of surrenders, partial withdrawals, policy loan or death benefits in excess of the initial face amount under any of the following circumstances:

> We may postpone for up to six months, payment for any transaction that depends on the value of the Guaranteed Interest Account.

> We may postpone payment whenever the NYSE is closed other than for customary weekend and holiday closings, trading on the NYSE is restricted, on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran's Day); or

> When the SEC decides an emergency exists and the sale of securities or the determination of the value of securities in the Account is not reasonably practicable.

Transfers also may be postponed under these circumstances.

ALTERNATIVE DELIVERY
You may request that we deliver your policy and/or certificate(s), including the schedule pages, riders and endorsements by means of a CD-ROM or other generally accepted medium acceptable to us.

SURRENDERS AND WITHDRAWALS
You may take a full surrender or a partial withdrawal of your policy at any time as long as the insured person is living and the policy is in force.

In order to request a full surrender or a partial withdrawal you must send a written request in a form satisfactory to us. We may also require you to submit your policy. A full surrender or a partial withdrawal will be effective as of the date we receive your written request, in good order.

We generally pay surrendered amounts and partial withdrawals within seven days of receiving your written request in good order. You may choose to receive a lump sum or you may apply surrenders and withdrawals to any of our available payment options. We may postpone surrender payments under certain circumstances.

FULL SURRENDERS
The amount available for a full surrender will be the cash surrender value at the end of the valuation period during which we receive the surrender request. The cash surrender value is the policy value reduced by any charges due and the amount of any outstanding loans and loan interest.

PARTIAL WITHDRAWALS
You may receive a part of the policy's cash surrender value by requesting a partial withdrawal of the policy. We reserve the right to charge a fee of the lesser of $25 or 2% of the partial withdrawal amount paid.

We do not normally permit partial withdrawals of less than $500. We may require you to withdraw the entire value allocated to an investment option if the partial withdrawal would result in a value below $500 in that investment option. We do not permit any partial withdrawals that would result in your policy's remaining face amount falling below our required minimum face amount.

You may choose in what proportions we deduct the partial withdrawal amount from among your investment options, however, the portion of the withdrawal taken from the non-loaned portion of the Guaranteed Interest Account may not exceed the ratio of your investment in the Guaranteed Interest Account to your cash surrender value immediately prior to the withdrawal. If you do not choose we will make the deductions in the same manner as for monthly deductions.

We will reduce your policy's cash surrender value by the partial withdrawal amount paid and the partial withdrawal fee, if deducted.

A partial withdrawal generally decreases the death benefit. A partial withdrawal fee of up to $25 may be deducted from policy value based on the amount of the withdrawal. A partial withdrawal reduces the death benefit immediately and may have tax consequences.

INCREASES IN FACE AMOUNT
You may request that we increase the face amount of your policy after the first policy anniversary. You must make your request in writing and provide evidence of insurability.

We generally require a minimum increase of $25,000. The increase takes effect on the next policy anniversary following approval of the increase.

We will increase the monthly cost of insurance deductions as a result of a face amount increase. Therefore, your cash surrender value must be sufficient to pay the monthly deduction or we will require an additional premium.

You will have a right to cancel the requested increase in face amount within the ten days following your receipt of either your revised schedule pages, or notice of your right to cancel the increase, or within 45 days following the increase. You will receive a refund of the increased cost of insurance charges.

We provide some information regarding possible implications of a material change in the policy resulting from a face amount increase in the Statement of Additional Information.

DECREASES IN FACE AMOUNT
You may request a decrease in your policy's base face amount only after the 15th policy year. Unless we agree otherwise, the decrease must be at least $25,000 and the face amount remaining after the decrease must be at least $50,000 ($100,000 for policies with Preferred Issue underwriting).

You may request a decrease in any term rider face amount after the first policy year. If your policy has a term rider attached, any request for a face amount decrease will apply to the term rider first.

All face amount decrease requests must be in writing and will be effective on the first monthly calculation date following the date we approve the request.

A decrease in face amount generally decreases the death benefit, and could result in certain income tax consequences.

OPTIONAL INSURANCE BENEFITS (RIDERS)
You may elect additional benefits by selecting available riders under a policy. You may cancel these riders at any time. We may deduct a charge for each additional rider you choose. If you choose any of these riders, we will provide more details in the form of a rider attached to the policy. The following riders are currently available (if approved in your state). We may make additional riders available in future.

> Variable Policy Exchange Option Rider: This rider allows you to exchange your policy for a new policy on the life of a substitute insured. You must have an insurable interest in the substitute insured and we may require you to provide proof of insurability. Subsequent charges for the policy will then be based on the new person insured by the policy. The policy's incontestability and suicide exclusion periods will begin anew from the date of the change.

    You will be required to pay an exchange adjustment if the value of the policy prior to the exchange is insufficient to provide a positive policy value following the exchange.

    Should the policy value be large enough to cause the death benefit to exceed the limitations for the new policy, we will use the excess policy value to reduce any outstanding loans, or return the excess in cash.

    You may be required to pay back a portion of any outstanding loans in order that the loan value of the new policy is within our set limits.

    Such a policy exchange does not qualify for tax deferral, therefore, you will be liable for taxes on any previously unrecognized gains in the policy.

> Term Rider: This rider allows you to purchase additional term insurance on the person insured under the policy. Generally, the term insurance face amount may not exceed ten times the initial base policy face amount. This rider is generally only available to those under the age of 85. We charge the applicable cost of insurance rates for the "net amount at risk" which is attributable to the rider's insurance amount.

    The Rider's face amount is added to the base policy's face amount for the purpose of calculating any payable death benefit. You may specify annual face amount increases for this Rider at policy issue:

    o   A percentage increase; or
    o   A fixed amount increase in rider face amount; or
    o   A varying amount of increase in rider face amount.

> Enhanced Surrender Value Rider: This Rider provides a surrender value enhancement in addition to the cash surrender value upon full surrender of the policy. The surrender value enhancement is based on a percentage of qualified premiums paid. We automatically attach this rider to policies that are part of a qualifying case without regard to other underwriting criteria. A case must meet all of our issue criteria in order to qualify for this Rider. We do not add the enhancement to policies that are surrendered in exchange for another insurance contract (Section 1035 exchanges).

DEATH BENEFIT
You choose your Death Benefit Option when you apply for your policy. You are permitted to change between Death Benefit Option 1 and Death Benefit Option 2 by submitting a written request to us. You may also change from Death Benefit Option 3 to Death Benefit Option 1; however, you may not change to Death Benefit Option 3 from either of the others. A Death Benefit Option change will become effective on the monthly calculation date following our receipt of your complete written request. The following table illustrates the value provided by each Death Benefit Option:

----------------------------------------------------------------------
                            The greater of (a) or (b) where:
                            (a)  is the policy's face amount as of
DEATH BENEFIT OPTION 1           the date of death; and
                            (b)  is the minimum death benefit(1)
                                 in effect on the date of death.
----------------------------------------------------------------------
                            The greater of (a) or (b), where:
                            (a)  is equal to the policy's face
                                 amount plus the policy value
DEATH BENEFIT OPTION 2           as of the date of death; and
                            (b)  is the minimum death benefit(1)
                                 in effect on the date of death.
----------------------------------------------------------------------
                            The greater of (a) or (b), where:
                            (a)  is equal to the policy's face
                                 amount as of the date of
                                 death plus the lesser of:
                            (i)  the Option(3) Maximum
                                 Increase amount(2); or
DEATH BENEFIT OPTION 3      (ii) the sum of all premiums and
                                 interest accrued at the Option
                                 3 Interest Rate(3) minus
                                 withdrawals and any
                                 applicable interest accrued at
                                 the Option(3) Interest Rate(3).
                            (b)  is the minimum death benefit(1)
                                 in effect on the date of death.
----------------------------------------------------------------------

(1.) We determine minimum death benefit by multiplying the policy value as of the date of death by the applicable percentage taken from the table of "Corridor Factors" from the schedule page of your policy.
(2.) You will elect this fixed dollar amount when you apply for the policy. The amount you select will be subject to underwriting approval and could increase the cost of insurance charge by increasing the net amount at risk.
(3.) You will select the Option 3 Interest Rate when you apply for the policy. This rate may not be more than 8% on an annual basis and could increase the cost of insurance charge by increasing the net amount at risk.

Beginning on the Policy Anniversary nearest the insured person's 100th birthday, the death benefit will be equal to the policy value under all three Death Benefit Options.

Loans can reduce the policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest when we calculate the death benefit.

PAYMENT OF PROCEEDS
--------------------------------------------------------------------------------

SURRENDER, WITHDRAWAL AND DEATH BENEFIT PROCEEDS
We will process death benefits, full surrenders and partial withdrawals at unit values next computed after we receive the written request for surrender or partial withdrawal, or due proof of death, provided the request is complete and in good order. Payment of surrender, withdrawal or death proceeds usually will be made in one lump sum within seven days, unless another payment option has been elected. Payment of the death proceeds, however, may be delayed if the claim for payment of the death benefit needs to be investigated in order to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry.

You may choose from Payment Options 1 through 6 for payment of the death proceeds to the beneficiary. Payment Option 7 is not available for the payment of death proceeds. You may revoke or change a prior election, unless such right has been waived. The beneficiary may make or change an election before payment of the death proceeds, unless you have made an election that does not permit such further election or changes by the beneficiary.

A written request in a form satisfactory to us is required to elect, change or revoke a payment option.

The minimum amount that may be applied under any payment option is $1,000.

If you assigned the policy as collateral security, we will pay any amount due the assignee in one lump sum. We will then pay any remaining proceeds under the selected payment option.

PAYMENT AMOUNT
We will make a death benefit payment based on the death benefit option in effect at the time. The amount available to apply toward a death benefit is the amount payable under the effective Death Benefit Option plus any Term Rider benefits, reduced by any outstanding loans, accrued loan interest and by any charges due.

The amount available for a full surrender is the policy value reduced by any outstanding loans, accrued loan interest and by any charges due. A partial withdrawal must be at least $500.

PAYMENT OPTIONS
You may apply all or part of the surrender or death proceeds of a policy under one or more of the following payment options. We may offer other payment options or alternative versions of these options in the future. Your policy will have more information about the payment options.

PAYMENT OPTION 1--PAYMENT IN ONE SUM
We pay all proceeds as one sum.

PAYMENT OPTION 2--LEFT TO EARN INTEREST
We pay interest on the principal for the beneficiary's lifetime. We guarantee an annual interest rate of at least 1.5%.

PAYMENT OPTION 3--PAYMENTS FOR A SPECIFIC PERIOD
We pay equal installments for a specified period whether the payee lives or dies. We make the first payment on the date of settlement. We guarantee a minimum annual interest rate on the unpaid balance of at least 1.5%.

PAYMENT OPTION 4--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN
We will pay equal installments until the later of the specified period certain, or as long as the payee lives. We offer a choice of three period certains:

>   10 years; or
>   20 years; or
> until the installments paid refund the amount applied under this option. If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

We use an annual interest rate of 1.5% to compute life annuity payments under this option.

PAYMENT OPTION 5--LIFE ANNUITY
We pay equal installments to the payee for life beginning on the date of settlement. When the payee dies we will make no more payments of any kind. We will use a guaranteed annual interest rate of at least 1.5% to compute payments under this option.

PAYMENT OPTION 6--PAYMENTS OF A SPECIFIED AMOUNT
We pay equal installments out of the principal and interest on that principal until the principal remaining is less than the amount of the installment. We then make a final payment of the remaining principal and interest. We pay the first installment on the date of settlement. Payments will include interest on the remaining principal at a guaranteed annual rate of at least 1.5%. We will credit interest at the end of each year. Should the interest credited at the end of the year exceed the income payments made in the preceding 12 months, we will pay the excess in one sum.

PAYMENT OPTION 7--JOINT SURVIVORSHIP ANNUITY WITH 10--YEAR PERIOD CERTAIN (NOT AVAILABLE FOR PAYMENT OF DEATH PROCEEDS)
We pay equal installments beginning on the settlement date for a minimum of ten years continuing thereafter as long as either payee is alive. Should both payees die before the 10-year period certain ends, we will make the remaining payments to their beneficiaries.

The younger payee must be at least 40 years old. We will use a guaranteed annual interest rate of at least 1.5% to compute payments under this option.

TRANSFER OF POLICY VALUE


INTERNET, INTERACTIVE VOICE RESPONSE AND TELEPHONE TRANSFERS
You may transfer your policy value among the available investment options and make changes to your premium payment allocations by Internet, Interactive Voice Response or Telephone. You may write to VPMO or call VULA between the hours of 8:30 AM and 4:00 PM, Eastern Time. (The appropriate address and telephone number are on page 1.) We will execute a written request the day we receive it at VPMO. We will execute transfers on the day you make the request except as noted below.


We do not charge for transfers at this time. However, we reserve the right to charge a fee of $10 for each transfer after your first two transfers in a policy year. Should we begin imposing this charge, we would not count transfers made under a Systematic Transfer Program toward the two-transfer limit.


You may permit your registered representative to submit transfer requests on your behalf.

Phoenix and Phoenix Equity Planning Corporation ("PEPCO"), our national distributor, will use reasonable procedures to confirm that transfer instructions are genuine. We require verification of account information and will record telephone instructions on tape. You will receive written confirmation of all transfers. Phoenix and PEPCO may be liable for following unauthorized instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that Phoenix and PEPCO reasonably believe to be genuine.

We may modify or terminate your transfer and allocation privileges at any time. You may find it difficult to exercise these privileges during times of extreme market volatility. In such a case, you should submit your request in writing.

We will not accept batches of transfer instructions from registered representatives acting under powers of attorney for multiple policy owners, unless the registered representative's broker-dealer firm and Phoenix have entered into a third-party service agreement. If we reject a transfer request for any of these reasons, we will notify you of our decision in writing.


TRANSFER RESTRICTIONS
We do not permit transfers of less than $500 unless either:

> the entire balance in the subaccount or the Guaranteed Interest Account is being transferred; or

>   the transfer is part of a Systematic Transfer Program.

We reserve the right to prohibit a transfer to any subaccount if the value of your investment in that subaccount immediately after the transfer would be less than $500. We further reserve the right to require that the entire balance of a subaccount or the Guaranteed Interest Account be transferred if the value of your investment in that subaccount immediately after the transfer, would be less than $500.

You may make only one transfer per policy year from the non-loaned portion of the Guaranteed Interest Account unless the transfers are made as part of a Systematic Transfer Program or unless we agree to make an exception to this rule. The amount you may transfer is limited to the greatest of $1,000 or 25% of the value of the non-loaned portion of the Guaranteed Interest Account. You may transfer policy value into the Guaranteed Interest Account at anytime.


DISRUPTIVE TRADING AND MARKET TIMING
Your ability to make transfers among subaccounts under the policy is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners.

Frequent purchases, redemptions and transfers, programmed transfers, transfers into and then out of a subaccount in a short period of time, and transfers of large amounts at one time ("Disruptive Trading") can have harmful effects for other policy owners. These risks and harmful effects include:

> dilution of the interests of long-term investors in a subaccount, if market timers or others transfer into the subaccount at prices that are below the true value or transfer out of the subaccount at prices that are higher than the true value;

> an adverse affect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the underlying fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and

>   increased brokerage and administrative expenses.

To protect our policy owners and the underlying funds from Disruptive Trading, we have adopted certain market timing policies and procedures.

Under our market timing policy, we could modify your transfer privileges for some or all of the subaccounts. Modifications include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any subaccount at any one time. Unless prohibited by the terms of the policy, we may (but are not obligated to):

> limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.),

> restrict the method of making a transfer (e.g., require that all transfers into a particular subaccount be sent to our Service Center by first class U.S. mail and rescind telephone or fax transfer privileges),

> require a holding period for some subaccounts (e.g., prohibit transfers into a particular subaccount within a specified period of time after a transfer out of that subaccount),

> impose redemption fees on short-term trading (or implement and administer redemption fees imposed by one or more of the underlying funds), or

>   impose other limitations or restrictions.

Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a policy owner's transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other policies owned by or under the control or influence of the same individual or entity. We currently review transfer activity on a regular basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice.

Because we reserve discretion in applying these policies, they may not be applied uniformly. However, we will to the best of our ability apply these policies uniformly. Consequently, there is a risk that some policy owners could engage in market timing while others will bear the effects of their market timing.

Currently we attempt to detect Disruptive Trading by monitoring activity for all policies. If a policy owner's transfer request exceeds the transfer parameters, we may send the owner a warning letter. Then, if at any time thereafter the owner's transfer activity exceeds the transfer parameters, we will revoke the policy owner's right to make Internet and Interactive Voice Response (IVR) transfers. We will notify policy owners in writing (by mail to their address of record on file with us) if we limit their trading.

We have adopted these policies and procedures as a preventative measure to protect all policy owners from the potential affects of Disruptive Trading, while also abiding by any rights that policy owners may have to make transfers and providing reasonable and convenient methods of making transfers that do not have the potential to harm other policy owners.

We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, IVR, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

We cannot guarantee that our monitoring will be 100% successful in detecting all transfer activity that exceeds the parameters discussed above (and we do not guarantee that these are appropriate transfer parameters to prevent Disruptive Trading). Moreover, we cannot guarantee that revoking or limiting a policy owner's Internet, IVR, telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying funds are available to insurance companies other than Phoenix and we do not know whether those other insurance companies have adopted any policies and procedures to detect and deter Disruptive Trading, or if so what those policies and procedures might be. Because we may not be able to detect or deter all

Disruptive Trading and because some of these funds are available through other insurance companies, some policy owners may be treated differently than others, resulting in the risk that some policy owners could engage in market timing while others will bear the effects of their market timing.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. In addition, orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any transfer request into any subaccount if the purchase of shares in the corresponding underlying fund is not accepted for any reason.

We do not include transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing or other similar programs when applying our market timing policy.


SYSTEMATIC TRANSFER PROGRAMS
You may elect a systematic transfer program that we offer under the policy. We reserve the right to change, eliminate or add optional programs subject to applicable laws.

We base transfers under a Systematic Transfer Program on the date and frequency that you selected in your transfer request. You may have only one program in effect at a time.

DOLLAR COST AVERAGING PROGRAM: Dollar Cost Averaging periodically transfers policy value from one of the subaccounts (the "sending subaccount") to one or several of the available subaccounts ("target subaccounts"). We do not permit Dollar Cost Averaging transfers to or from the Guaranteed Interest Account. You can choose to have us make these transfers monthly, quarterly, semiannually or annually. The minimums you may transfer from the sending subaccount are:

>   $25 monthly                      >   $150 semiannually

>   $75 quarterly                    >   $300 annually

You must have at least $2,000 in the sending subaccount to begin a Dollar Cost Averaging Program. Should the value in the sending subaccount fall below the transfer amount, we will transfer the remaining balance and end the Program.

You may start or discontinue this program at any time by submitting a written request to us (see page one). Dollar Cost Averaging does not ensure a profit nor guarantee against a loss in a declining market. You may have only one Dollar Cost Averaging Program in effect at one time. The Dollar Cost Averaging Program is not available while the Asset Rebalancing Program is in effect. We do not charge for this program.

ASSET REBALANCING PROGRAM: Under this program, we transfer policy value among the subaccounts to match your chosen allocation percentages. You can choose to have us make these transfers monthly, quarterly, semi-annually or annually. We will make the first transfer on the first business day of the month following our receipt of your Dollar Cost Averaging request and thereafter at the frequency you request. We do not permit transfers to or from the Guaranteed Interest Account.

You may start or discontinue this program at any time by submitting a written request to us (see page one). You may request that we skip a scheduled rebalancing transfer. You may also request a one-time unscheduled rebalancing transfer. The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. You may have only one Rebalancing Program in effect at one time. The Asset Rebalancing Program is not available while the Dollar Cost Averaging Program is in effect. We do not charge for this program.

LOANS
You may generally borrow up to 90% of your policy value less any outstanding debt. We will count any outstanding loans and loan interest toward that 90% limit. We do not generally allow loans of less than our minimum loan amount, currently $500.

Policy value for loaned amounts increases at the rate we credit the loaned portion of the Guaranteed Interest Account, whereas non-loaned policy value varies with the investment performance of the chosen subaccounts or at the rate we credit the non-loaned portion of the Guaranteed Interest Account. Loans can also reduce your policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest when we calculate the death proceeds. The policy's cash surrender value available for withdrawal is also reduced by the amount of any outstanding loans and loan accrued interest.

When you take a loan, we will take an amount equal to the loan from your investment options as collateral and deposit it to the "loaned portion" of the Guaranteed Interest Account. You may instruct us how to withdraw policy value from your investment options for deposit to the loaned portion of the Guaranteed Interest Account. If you do not instruct us, we will make the withdrawal in the same manner as for monthly deductions.

We charge interest on the loan at the annual rates given below, compounded daily and payable in arrears:

-----------------------------------------------------------------------------
POLICY        LOAN INTEREST RATE    RATE WE CREDIT THE    LOAN INTEREST
 YEAR         CHARGED               LOANED PORTION OF     SPREAD
                                    THE GUARANTEED
                                    INTEREST ACCOUNT
             --------------------- --------------------- ---------------------
              Current    Maximum    Current    Maximum    Current    Maximum
------------ --------- ----------- --------- ----------- --------- -----------
1 - 10         4.00%      8.00%      3.00%      6.00%      1.00%      2.00%
------------ --------- ----------- --------- ----------- --------- -----------
11 +           3.00%      8.00%      3.00%      6.00%      0.00%      2.00%
------------------------------------------------------------------------------

Our maximum guaranteed interest rate is 8.00%, however we guarantee the maximum cost to the policy (Loan Interest Spread) will never exceed 2.00%, (i.e., if we were charging 8.00%, we would credit 6.00%).

At the end of each policy year, all interest due will be treated as a new loan and will be offset by a transfer from your subaccounts and the non-loaned portion of the Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account.

We currently credit the loaned portion of the Guaranteed Interest Account with interest at an effective annual rate of 3%, compounded daily and payable in arrears. At the end of each policy year, or when you repay a loan, the interest credited to the loaned portion of the Guaranteed Interest Account will be transferred to the non-loaned portion of the Guaranteed Interest Account.

You may repay a loan at any time as long as the policy is in force and the insured person is living. We apply loan repayments first to pay any outstanding loan interest. We then apply any remaining amount to reduce the loaned portion of the Guaranteed Interest Account. If you make a loan repayment that exceeds the remaining loan interest and loan balance, we will treat the excess as a premium payment.

We will use any loan repayment we receive during a grace period first to pay any overdue monthly deductions. We will then apply any remaining balance to reduce loan interest and any loans.

We will apply any payment we receive while you have outstanding loans to reduce loan interest and the loans, unless you designate it as a premium payment.

Failure to repay a policy loan or to pay loan interest will not terminate the policy unless your policy's cash surrender value becomes insufficient to maintain the policy in force.

The proceeds of policy loans may be subject to federal income tax under some circumstances.

A policy loan will have a permanent effect on the policy value because the investment results of the loaned portion of the Guaranteed Interest Account will differ from that of investment options. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. Outstanding loans can reduce the policy's death benefit proceeds. We deduct the amount of any outstanding loans plus any accrued loan interest when we calculate the death benefit proceeds.

LAPSE
Payment of the issue premium, no matter how large or the payment of additional premiums will not guarantee the policy will remain in force. If you take a partial withdrawal or a policy loan, it could negatively affect the policy value, and therefore increase the risk of policy lapse.

If, on any monthly calculation date, the policy value, less any outstanding debt, is less than the monthly deduction, we will allow a grace period of 61 days during which you must pay an amount that is sufficient to increase such value on that monthly calculation date to cover three monthly deductions.

If you fail to make the required payment before the 61-day grace period ends, the policy will lapse and expire without value. We will mail you notice at least 30 days before any potential lapse will occur.

The policy will remain in force during the grace period. We apply any premium payment we receive during the grace period, less the premium expense charge, to first pay any monthly deductions due during the grace period. We will apply any excess premium according to your current premium allocation schedule.

The death benefit during the grace period is equal to the death benefit immediately before the grace period begins, less any overdue charges.

FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------

INTRODUCTION
This discussion is general in nature and is not intended as income tax advice. We make no attempt to consider any estate and inheritance taxes, or any state, local or other tax laws. Because this discussion is based upon our understanding of federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any policy. The Internal Revenue Service ("IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, U.S. Treasury regulations or of the current interpretations. We reserve the right to make changes to the policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.

The ultimate effect of federal income taxes on values under the Separate Account and on the economic benefit to you or your beneficiary depends on our income tax status and upon the income tax status of the individual concerned. For complete information on federal and state income tax considerations, an income tax advisor should be consulted.

The Internal Revenue Service ("IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, Treasury regulations or of the current interpretations. We reserve the right to make changes to the policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.

INCOME TAX STATUS
We are taxed as a life insurance company under the Internal Revenue Code of 1986 (the "Code"), as amended. For federal income tax purposes, neither the Separate Account nor the Guaranteed Interest Account is a separate entity from Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company and their operations form a part of the companies.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the value of the Separate Account. Investment income of the Separate Account, including realized net capital gains, is not taxed to us. Due to our income tax status under current provisions of the Code, no charge currently will be made to the Separate Account for our federal income taxes which may be attributable to the Separate Account. We reserve the right to make a deduction for taxes if our federal income tax treatment is determined to be other than what we currently believe it to be, if changes are made affecting the income tax treatment to our variable life insurance contracts, or if changes occur in our income tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Separate Account.

POLICY BENEFITS

DEATH BENEFIT PROCEEDS
The policy, whether or not it is a modified endowment contract (see "Modified Endowment Contracts"), should be treated as meeting the definition of a life insurance contract for federal income tax purposes under Section 7702 of the Code. As such, the death benefit proceeds thereunder should be excludable from the gross income of the beneficiary under Code Section 101(a)(1). Also, a policy owner should not be considered to be in constructive receipt of the cash value, including investment income. However, see the sections below on possible taxation of amounts received under the policy, via full surrender, partial surrender or loan. In addition, a benefit paid under a Living Benefits Rider may be taxable as income in the year of receipt.

Code Section 7702 imposes certain conditions with respect to premiums received under a policy. We monitor the premiums to assure compliance with such conditions. However, if the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the policy owner within 60 days after the end of the policy year, and maintain the qualification of the policy as life insurance for federal income tax purposes.

FULL SURRENDER
Upon full surrender of a policy for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. The full surrender of a policy that is a modified endowment contract may result in the imposition of an additional 10% tax on any income received.

PARTIAL SURRENDER
If the policy is a modified endowment contract, partial surrenders and other distributions are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts below. If the policy is not a modified endowment contract, partial surrenders still may be taxable, as follows. Code Section 7702(f)(7) provides that where a reduction in death benefits occurs during the first 15 years after a policy is issued and there is a cash distribution associated with that reduction, the policy owner may be taxed on all or a part of that amount distributed. A reduction in death benefits may result from a partial surrender. After 15 years, the proceeds will not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. We suggest you consult with your tax advisor in advance of a proposed decrease in death benefits or a partial surrender as to the portion, if any, which would be subject to tax, and in addition as to the impact such partial surrender might have under the new rules affecting modified endowment contracts. The benefit payment under the Living Benefits Rider is not considered a partial surrender.

LOANS
We believe that any loan received under a policy will be treated as your indebtedness. If the policy is a modified endowment contract, loans are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts. If the policy is not a modified endowment contract, we believe that no part of any loan under a policy will constitute income to you.

The deductibility by a policy owner of loan interest under a policy may be limited under Code Section 264, depending on the circumstances. A policy owner intending to fund premium payments through borrowing should consult an income tax advisor with respect to the tax consequences. Under the "personal" interest limitation provisions of the Code, interest on policy loans used for personal purposes is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax advisor for further guidance.

BUSINESS-OWNED POLICIES
If a business or a corporation owns the policy, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.

MODIFIED ENDOWMENT CONTRACTS

GENERAL
Pursuant to Code Section 72(e), loans and other amounts received under modified endowment contracts will, in general, be taxed to the extent of accumulated income (generally, the excess of cash value over premiums paid). Life insurance policies can be modified endowment contracts if they fail to meet what is known as "the 7-pay test."

This test compares your policy to a hypothetical life insurance policy of equal face amount which requires seven equal annual premiums to be "fully paid-up," continuing to provide a level death benefit with no further premiums. A policy becomes a modified endowment contract if, at any time during the first seven years, the cumulative premium paid on the policy exceeds the cumulative premium that would have been paid under the hypothetical policy. Premiums paid during a policy year but which are returned by us with interest within 60 days after the end of the policy year will be excluded from the 7-pay test. A life insurance policy received in exchange for a modified endowment contract will be treated as a modified endowment contract.

REDUCTION IN BENEFITS DURING THE FIRST SEVEN YEARS
If there is a reduction in death benefits or reduction or elimination of any Optional Insurance Benefits previously elected, during the first seven policy years, the premiums are redetermined for purposes of the 7-pay test as if the policy originally had been issued at the reduced death benefit level and the new limitation is applied to the cumulative amount paid for each of the first seven policy years.

DISTRIBUTIONS AFFECTED
If a policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which the test is failed and all subsequent policy years. However, distributions made in anticipation of such failure

(there is a presumption that distributions made within two years prior to such failure were "made in anticipation") also are considered distributions under a modified endowment contract. If the policy satisfies the 7-pay test for seven years, distributions and loans generally will not be subject to the modified endowment contract rules.

PENALTY TAX
Any amounts taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, with certain exceptions. This additional tax will not apply in the case of distributions that are:

>   made on or after the taxpayer attains age 59 1/2;

>   attributable to the taxpayer's disability (within the meaning of Code
    Section 72(m)(7)); or

> part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his beneficiary.

MATERIAL CHANGE RULES
Any determination of whether the policy meets the 7-pay test will begin again any time the policy undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, or any increase in or addition of any rider benefit available as an Optional Insurance Benefit (described above), with the following two exceptions.

> First, if an increase is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first seven policy years or to the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change.

> Second, to the extent provided in regulations, if the death benefit or qualified additional benefit increases as a result of a cost-of-living adjustment based on an established broad-based index specified in the policy, this does not constitute a material change if:

    o the cost-of-living determination period does not exceed the remaining premium payment period under the policy; and

    o the cost-of-living increase is funded ratably over the remaining premium payment period of the policy.

A reduction in death benefits is not considered a material change unless accompanied by a reduction in premium payments.

A material change may occur at any time during the life of the policy (within the first seven years or thereafter), and future taxation of distributions or loans would depend upon whether the policy satisfied the applicable 7-pay test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS
All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same policy owner within the same calendar year will be treated as one modified endowment contract in determining the taxable portion of any loans or distributions made to the policy owner. The U.S. Treasury has been given specific legislative authority to issue regulations to prevent the avoidance of the new distribution rules for modified endowment contracts. A tax advisor should be consulted about the tax consequences of the purchase of more than one modified endowment contract within any calendar year.

LIMITATIONS ON UNREASONABLE MORTALITY AND EXPENSE CHARGES
The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a policy qualifies as a life insurance contract for federal income tax purposes. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the policy, unless U.S. Treasury regulations prescribe a higher level of charge. In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by the U.S. Treasury regulations. We will comply with the limitations for calculating the premium we are permitted to receive from you.

QUALIFIED PLANS
A policy may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the policy in conjunction with a qualified plan until you have consulted a pension consultant or income tax advisor.

DIVERSIFICATION STANDARDS

To comply with the Diversification Regulations under Code Section 817(h), ("Diversification Regulations") each series is required to diversify its investments. The Diversification Regulations generally require that on the last day of each calendar quarter the series' assets be invested in no more than:

>   55% in any one investment

>   70% in any two investments

>   80% in any three investments

>   90% in any four investments

A "look-through" rule applies to treat a pro rata portion of each asset of a series as an asset of the Separate Account; therefore, each series will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

The general diversification requirements are modified if any of the assets of the Separate Account are direct obligations of the U.S. Treasury. In this case, there is no limit on the investment that may be made in U.S. Treasury securities, and for purposes of determining whether assets other than U.S. Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the Separate Account's investment in U.S. Treasury securities. Notwithstanding this modification of the general diversification requirements, the portfolios of the funds will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts that must comply with these standards.

In connection with the issuance of the Diversification Regulations, the U.S. Treasury announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. It is possible that a revenue ruling or other form of administrative pronouncement in this regard may be issued in the near future. It is not clear, at this time, what such a revenue ruling or other pronouncement will provide. It is possible that the policy may need to be modified to comply with such future U.S. Treasury announcements. For these reasons, we reserve the right to modify the policy, as necessary, to prevent you from being considered the owner of the assets of the Separate Account.

We intend to comply with the Diversification Regulations to assure that the policies continue to qualify as a life insurance contract, for federal income tax purposes.

CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT
Changing the policy owner or the insured or an exchange or assignment of the policy may have tax consequences depending on the circumstances. Code Section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same Insured. If the surrendered policy is subject to a policy loan, this may be treated as the receipt of money on the exchange. We recommend that any person contemplating such actions seek the advice of an income tax advisor.

OTHER TAXES
Federal estate tax, state and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. We do not make any representations or guarantees regarding the tax consequences of any policy with respect to these types of taxes.

WITHHOLDING
We are required to withhold federal income taxes on the taxable portion of any amounts received under the policy unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. Special withholding rules apply to payments made to nonresident aliens. You are liable for payment of federal income taxes on the taxable portion of any amounts received under the policy. You may be subject to penalties if your withholding or estimated tax payments are insufficient.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


The financial statements of Phoenix Life Variable Universal Life Account (Phoenix Executive VUL(R), Corporate Edge) at December 31, 2004 and the results of its operations and the changes in its net assets for each of the periods indicated and the consolidated financial statements of Phoenix Life Insurance Company at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004 are contained in the Statement of Additional Information, which you can get free of charge by writing us at the address given on page one. The consolidated financial statements of Phoenix Life Insurance Company included herein should be considered only as bearing upon the ability of Phoenix Life Insurance Company to meet its obligations under the policies. You should not consider them as bearing on the investment performance of the assets held in the Account or on Guaranteed Interest Account rates that we credit.

APPENDIX A - INVESTMENT OPTIONS
--------------------------------------------------------------------------------

INVESTMENT TYPES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Investment Type
                                                ------------------------------------------------------------------------------------
                 Subaccount                      Aggressive Growth   Conservative   Growth   Growth & Income   Income   Specialty
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                                                 |X|
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-AIM Growth Series                                                             |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series                                                 |X|

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index Series                                      |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities                                                                               |X|
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                                                |X|
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series                                                          |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series               |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series                                                       |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series                                                  |X|

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                                       |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series                                                                 |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term Bond                                                                     |X|
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series                                                              |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value Series                                          |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select Series                                     |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series                                                        |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series                                                     |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series                                                   |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                   |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                                                 |X|
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                                                    |X|
------------------------------------------------------------------------------------------------------------------------------------

AIM V.I. Mid Cap Core Equity Fund                                                     |X|

------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                                                          |X|
------------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                                             |X|
------------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II                                                                 |X|
------------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                                                                 |X|
------------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                                                    |X|
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                                                  |X|
------------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                                                                      |X|
------------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                                                     |X|
------------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                                                      |X|
------------------------------------------------------------------------------------------------------------------------------------

Lazard Retirement Small Cap Portfolio                                                 |X|
------------------------------------------------------------------------------------------------------------------------------------
Bond-Debenture Portfolio                                                                                         |X|
------------------------------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio                                                                        |X|
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio                                                               |X|

------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund                                                                                             |X|
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund                         |X|
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund                                                                                  |X|
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund                  |X|
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                                                     |X|
------------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                                                                                       |X|
------------------------------------------------------------------------------------------------------------------------------------
Wanger International Select                            |X|
------------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                         |X|
------------------------------------------------------------------------------------------------------------------------------------
Wanger Select                                                                         |X|
------------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                                                         |X|
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISORS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Advisors
------------------------------------------------------------------------------------------------------------------------------------
                                                                               Duff & Phelps
                                                   Phoenix        Phoenix       Investment      AIM      Engemann    Fred Alger
                                                  Investment      Variable      Management    Advisors,    Asset     Management,
                 Subaccount                      Counsel, Inc.  Advisors, Inc.      Co.         Inc.     Management     Inc.
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Growth Series                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series                               |X|
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-Alliance/Bernstein Enhanced Index
Series                                                              |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate
Securities Series                                                                   |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series               |X|
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series                                                                   |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series             |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series         |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series                                                                        |X|

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                  |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income
Series                                               |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term
Bond Series                                          |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series                |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
Series                                               |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity
Select Series                                                       |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series                                      |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series                         |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value
Series                                                              |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value
Series                                                              |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                 |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                |X|
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                                                              |X|
------------------------------------------------------------------------------------------------------------------------------------

AIM V.I. Mid Cap Core Equity Fund                                   |X|

------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                                                                    |X|
------------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                                                                               |X|
------------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government
Securities II
------------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II
------------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund
------------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund
------------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund
------------------------------------------------------------------------------------------------------------------------------------

Lazard Retirement Small Cap Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Bond-Debenture Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio
------------------------------------------------------------------------------------------------------------------------------------

Rydex Variable Trust Juno Fund
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund
------------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Wanger International Select
------------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap
------------------------------------------------------------------------------------------------------------------------------------
Wanger Select
------------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Advisors
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Fidelity
                                                   Deutsche     Federated     Management   Franklin     Lazard      Lord,
                                                    Asset       Investment      and         Mutual      Asset      Abbett
                                                  Management,   Management    Research     Advisers,  Management    & Co.
                Subaccount                           Inc.        Company       Company       LLC         LLC         LLC
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-Alliance/Bernstein Enhanced Index
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate
Securities Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term
Bond Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity
Select Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund
------------------------------------------------------------------------------------------------------------------------------------

AIM V.I. Mid Cap Core Equity Fund

------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government
Securities II                                                      |X|
------------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                                 |X|
------------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                                                      |X|
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                                               |X|
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                                             |X|
------------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                                                                |X|
------------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund
------------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund
------------------------------------------------------------------------------------------------------------------------------------

Lazard Retirement Small Cap Portfolio                                                                    |X|
------------------------------------------------------------------------------------------------------------------------------------
Bond-Debenture Portfolio                                                                                             |X|
------------------------------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio                                                                                          |X|
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio                                                                                              |X|

------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund                |X|
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                    |X|
------------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Wanger International Select
------------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap
------------------------------------------------------------------------------------------------------------------------------------
Wanger Select
------------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Advisors
------------------------------------------------------------------------------------------------------------------------------------
                                                    Morgan
                                                   Stanley                   Templeton   Templeton      Wanger
                                                  Investment      Rydex        Global    Investment     Asset
                                                  Management      Global      Advisors    Counsel,    Management,
                Subaccount                           Inc.        Advisors     Limited       LLC          L.P.
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-Alliance/Bernstein Enhanced Index
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate
Securities Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term
Bond Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity
Select Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund
------------------------------------------------------------------------------------------------------------------------------------

AIM V.I. Mid Cap Core Equity Fund

------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government
Securities II
------------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II
------------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund
------------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                                                            |X|
------------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                                                 |X|
------------------------------------------------------------------------------------------------------------------------------------

Lazard Retirement Small Cap Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Bond-Debenture Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio

------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund                                     |X|
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund                                     |X|
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund                          |X|
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund
------------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                 |X|
------------------------------------------------------------------------------------------------------------------------------------
Wanger International Select                                                                              |X|
------------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                                                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Wanger Select                                                                                            |X|
------------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                                                                            |X|
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT SUBADVISORS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Subadvisors
------------------------------------------------------------------------------------------------------------------------------------

                                                                     Aberdeen       AIM       Alliance                 Fred
                                                                      Asset       Capital     Capital     Engemann     Alger
                                                                    Management   Management, Management,   Asset     Management,
                      Subaccount                                       Inc.         Inc.        L.P.     Management     Inc.

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                                  |X|
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-AIM Growth Series                                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series                                                                                   |X|

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index Series                                                |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                                                                      |X|
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series                                                                   |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series                                                                    |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series                                                                |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series                                                                        |X|

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series                                                  |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series                                                |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT SUBADVISORS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Subadvisors
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Kayne               Lazard      Northern       Seneca
                                                                Anderson Rudnick         Asset        Trust         Capital
                                                              Investment Management,   Management   Investments,   Management,
                      Subaccount                                      LLC                 LLC          N.A.           LLC

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-AIM Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-Engemann Growth and Income Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series                                 |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value Series                          |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select Series                                         |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series                                                                        |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series                                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                                                                                  |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                                                                                 |X|
------------------------------------------------------------------------------------------------------------------------------------

PHOENIX LIFE INSURANCE COMPANY
PO Box 22012
Albany, NY 12201-2012














Additional information about Phoenix Executive VUL(R) (the "Policy") and the Phoenix Life Variable Universal Life Account (the "Separate Account") is contained in the Policy's Statement of Additional Information ("SAI") dated May 1, 2005, which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus.

The SAI, personalized illustrations of death benefits, cash surrender values and cash values are available, without charge, upon request. Inquiries and requests for the SAI and other requests should be directed in writing to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, MA 02266-8027, or by telephone
(800) 417-4769.


Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at
(202) 942-8090. Reports and other information about the Separate Account are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, 450 Fifth Street, NW, Washington, D.C. 20549- 0102.

Phoenix Life Insurance Company
A member of The Phoenix Companies, Inc.
PhoenixWealthManagement.com
V614

Investment Company Act File No. 811-04721

[logo] PHOENIX WEALTH MANAGEMENT(R)


L0986 PR (C)2005 Phoenix Life Insurance Company            [logo] Printed on recycled paper.                           5-05

                                     PART B

================================================================================
                                 CORPORATE EDGE
================================================================================
                                                                     [VERSION A]
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                    ISSUED BY: PHOENIX LIFE INSURANCE COMPANY


STATEMENT OF ADDITIONAL INFORMATION                                  MAY 1, 2005


                                 ______________

                   VARIABLE UNIVERSAL LIFE INSURANCE POLICIES


This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectus, dated May 1, 2005. You may obtain a copy of the prospectus without charge by contacting us at the address or telephone number below. Defined terms used in the current prospectus are incorporated in this SAI.


                                 ______________

                                TABLE OF CONTENTS

                                                                               PAGE
                                                                               ----
Phoenix Life Insurance Company..............................................      2

The Separate Account........................................................      2

The Policy..................................................................      3

Servicing Agent.............................................................      3


Underwriter and Sales of the Policies.......................................      3

Performance History.........................................................      4

Voting Rights...............................................................      6

Safekeeping of the Separate Account's Assets................................      7

State Regulation............................................................      7

Reports.....................................................................      7

Experts ....................................................................      7


Separate Account Financial Statements.......................................   SA-1

Company Financial Statements................................................    F-1

                                 ______________

If you have any questions, please contact us at:      [envelope]  PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS ("VPMO")
                                                                  PO Box 8027
                                                                  Boston, MA 02266-8027

                                                      [telephone] VARIABLE AND UNIVERSAL LIFE ADMINISTRATION ("VULA")
                                                                  (800) 417-4769

PHOENIX LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
On June 25, 2001, Phoenix Home Life Mutual Insurance Company (a New York mutual life insurance company, originally chartered in Connecticut in 1851 and redomiciled to New York in 1992) converted to a stock life insurance company by "demutualizing" pursuant to a plan of reorganization approved by the New York Superintendent of Insurance and changed its name to Phoenix Life Insurance Company ("Phoenix"). As part of the demutualization, Phoenix became an indirect wholly owned subsidiary of The Phoenix Companies, Inc., a publicly traded Delaware corporation. Our executive and administrative office is at One American Row, Hartford, Connecticut, 06115-5056. Our New York principal office is at 10 Krey Boulevard, East Greenbush, New York 12144. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers.

THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------
Phoenix established the Separate Account as a separate account under New York insurance law on June 17, 1985. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") under which it meets the definition of a "separate account."

New York law requires all income, gains or losses of the Account be credited to or charged against amounts placed in the Account without regard to the other income, gains and losses, whether or not realized, of Phoenix. The assets of the Separate Account may not be charged with liabilities arising out of any other business we may conduct. Obligations under the Policies are obligations of Phoenix.

The Separate Account is divided into subaccounts, each of which is available for allocation of policy value. We will determine whether marketing needs and investment conditions warrant the establishment of additional subaccounts, and the extent to which they would be made available to existing policy owners. Each subaccount will invest solely in a single investment portfolio of a fund. Each portfolio has its own specified investment objective.

Phoenix does not guarantee the investment performance of the Separate Account or any of its subaccounts. The policy value allocated to the Separate Account depends on the investment performance of the underlying funds. You, as policy owner, bear the full investment risk for all monies invested in the Separate Account.

REINVESTMENT AND REDEMPTION
All dividend distributions of a fund are automatically reinvested in shares of the fund at their net asset value on the date of distribution; all capital gains distributions of the fund, if any, are likewise reinvested at the net asset value on the record date. Phoenix redeems fund shares at their net asset value to the extent necessary to make payments under the policy.

SUBSTITUTION OF INVESTMENTS
We reserve the right to make additions to, deletions from, or substitutions for the investments held by the Separate Account, subject to compliance with the law as currently applicable or as subsequently changed.

If the shares of any of the portfolios of a fund should no longer be available for investment, or if in our judgment, further investment in shares of any of the portfolios becomes inappropriate, we may substitute shares of another fund for shares already purchased, or to be purchased in the future. No substitution of fund shares held by the Separate Account may take place without prior approval of the SEC and prior notice to you. In the event of a substitution, you will be given the option of transferring the policy value from the affected subaccount to another subaccount without penalty.

DETERMINATION OF SUBACCOUNT VALUES
We establish the unit value of each subaccount of the Separate Account on the first valuation date of that subaccount. The unit value of a subaccount on any other valuation date is determined by multiplying the unit value of that subaccount on the just prior valuation date by the net investment factor for that subaccount for the then current valuation period. The unit value of each subaccount on a day other than a valuation date is the unit value on the next valuation date. Unit values are carried to six decimal places. The unit value of each subaccount on a valuation date is determined at the end of that day.

The net investment factor for each subaccount is determined by the investment performance of the assets held by the subaccount during the valuation period. Each valuation will follow applicable law and accepted procedures. The net investment factor is determined by the formula:

    (A) + (B)
    ---------  -  (D) where:
       (C)

(A) = The value of the assets in the subaccount on the current valuation date, including accrued net investment income and realized and unrealized capital gains and losses, but excluding the net value of any transactions during the current valuation period.

(B) = The amount of any dividend capital gain distribution received by the subaccount if the "ex-dividend" date for shares of the fund occurs during the current valuation period.

(C) = The value of the assets in the subaccount as of the just prior valuation date, including accrued net investment income and realized and unrealized capital gains and losses, and including the net value amount of any deposits and withdrawals made during the valuation period ending on that date.

(D) = The charge, if any, for taxes and reserves for taxes on investment income, and realized and unrealized capital gains.

THE POLICY
--------------------------------------------------------------------------------
The number of units credited to a subaccount of the Separate Account will be determined by dividing the portion of the net premium applied to that subaccount by the unit value of the subaccount on the payment date.

Policies sold to officers, directors and employees of Phoenix (and their spouses and children) will be credited with an amount equal to the first-year commission that would apply on the amount of premium contributed. This option is also available to career agents of Phoenix (and their spouses and children).

THE CONTRACT
The policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the policy. The statements are considered representations and not warranties. Only an executive officer of Phoenix can agree to change or waive any provisions of the policy.

SUICIDE
We will stop and void the policy if the insured person commits suicide within two years of the policy issue date. We will then return the policy value less any outstanding loans and refund any monthly deductions other than fees and charges.

INCONTESTABILITY
We may not contest this policy or any attached rider after it has been in force for two years provided the person insured is alive during that time.

MISSTATEMENT OF AGE OR SEX
If you incorrectly state the age or gender of the insured person we will adjust the death benefit to reflect the correct cost of insurance rate. The adjusted death benefit will equal the coverage our most recent cost of insurance deduction would provide based on the correct personal information.

SURPLUS
Policies issued on or after June 25, 2001 are not eligible to share in Phoenix's profits or surplus earnings.

Owners of policies issued before June 25, 2001 may share in Phoenix's divisible surplus to the extent decided annually by the Phoenix Board of Directors. We do not expect that the Board will authorize such payments since you will be participating directly in the Account's investment results.


REDUCTIONS IN CHARGES
Each policy is available for purchase by individuals and groups. We may reduce or eliminate the mortality and expense risk charge, monthly administrative charge, monthly cost of insurance charges, surrender charges or other charges normally assessed where we expect that the size or nature of such policy or policies will result in savings of sales, underwriting, administrative or other costs.

Eligibility for the amount of these reductions will be determined by a number of factors including:

>   the number of insureds,

>   total premiums expected to be paid,

>   total assets under management for the policyowner,

>   the nature of the relationship among individual insureds,

>   the purpose for which the policies are being purchased,

> where there is a preexisting relationship with us, such as being an employee of Phoenix or its affiliates and their spouses; or employees or agents who retire from Phoenix or its affiliates or Phoenix Equity Planning Corporation ("PEPCO"), or its affiliates or registered representatives of the principal underwriter and registered representatives of broker-dealers with whom PEPCO has selling agreements,

> internal transfers from other policies or contracts issued by the company or an affiliate, or making transfers of amounts held under qualified plans sponsored by the company or an affiliate, and

> other circumstances which in our opinion are rationally related to the expected reduction in expenses.

Any variations in the charge structure will be determined in a uniform manner, reflecting differences in costs of services and not unfairly discriminatory to policyholders.

SERVICING AGENT
--------------------------------------------------------------------------------
The Phoenix Edge Series Fund reimburses Phoenix Life Insurance Company for various shareholder services provided by the Variable Product Operations area located at 10 Krey Boulevard, East Greenbush, New York 12144. The functions performed include investor inquiry support, shareholder trading, confirmation of investment activity, quarterly statement processing and Web/Interactive Voice Response trading. The rate of reimbursement for 2005 is 0.073% of the fund's average daily net assets. The total administrative service fees paid by the fund for the last three fiscal years follows:

============================================
YEAR ENDED DECEMBER 31,          FEE PAID
============================================
       2002                        N/A
--------------------------------------------
       2003                     $1.7 Million
--------------------------------------------
       2004                     $2.2 Million
============================================

UNDERWRITER AND SALES OF THE POLICIES
--------------------------------------------------------------------------------
Phoenix Equity Planning Corporation ("PEPCO") is the principal underwriter and national distributor for the policies pursuant to an underwriting agreement dated November 1, 2000. Its principal business address is One American Row, Hartford, CT 06115. PEPCO is a directly wholly owned subsidiary of Phoenix Investment Partners, Inc. ("PXP"). PXP is an indirectly owned subsidiary of PNX. PEPCO is an affiliated subsidiary of both the Separate Account and Phoenix.

PEPCO, an affiliate of Phoenix, as underwriter, offers these policies on a continuous basis. PEPCO is not compensated for any underwriting commissions. All underwriting commission costs are borne directly by Phoenix. The basis of the mortality rates guaranteed in the policy is the 1980 Commissioners'

Standard Ordinary Mortality Table, adjusted for risk classifications.

Policies may be purchased from broker-dealers registered under the 1934 Act whose representatives are authorized by applicable law to sell policies under terms of agreements provided by PEPCO. Sales commissions will be paid to registered representatives on purchase payments we receive under these policies. Phoenix will pay a maximum total sales commission of 50% of premiums. To the extent that the sales charge under the policies is less than the sales commissions paid with respect to the policies, we will pay the shortfall from our General Account assets, which will include any profits we may derive under the policies.

To the extent permitted by NASD rules, overrides and promotional incentives or payments also may be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the policies, including the recruitment and training of personnel, production of promotional literature and similar services.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The rates of return shown are not an estimate nor are they a guarantee of future performance. The performance history shown is solely for the underlying investment portfolios. They do not illustrate how actual performance will affect the benefits under your policy because they do not account for any of the charges and deductions that apply to your policy value. (see "Charges and Deductions").

Yield of the Phoenix-Goodwin Money Market Series. We calculate the yield of the Phoenix-Goodwin Money Market Series for a 7-day "base period" by determining the "net change in value" of a hypothetical pre-existing account. We assume the hypothetical account had an initial balance of one share of the series at the beginning of the base period. We then determine what the value of the hypothetical account would have been at the end of the 7-day base period. We assume no policy charges were deducted from the hypothetical account. The end value minus the initial value gives us the net change in value for the hypothetical account. The net change in value can then be divided by the initial value giving us the base period return (one week's return). To find the equivalent annual return we multiply the base period return by 365/7. The equivalent effective annual yield differs from the annual return because we assume all returns are reinvested in the subaccount. We carry results to the nearest hundredth of one percent.

Example Calculation:


The following example of a return/yield calculation for the Phoenix-Goodwin Money Market Series is based on the 7-day period ending December 31, 2004:

Value of hypothetical pre-existing account with exactly one
  unit at the beginning of the period:..............................$1.000000
Value of the same account (excluding capital changes) at the end of the 7-day period:..........................................$1.000288
Calculation:
  Ending account value..............................................$1.000288
  Less beginning account value......................................$1.000000
  Net change in account value.......................................$0.000288
Base period return:
  (adjusted change/beginning account value).........................$0.000288
Current annual yield = return x (365/7) =...............................1.50%
Effective annual yield = [(1 + return)365/7] - 1 =......................1.51%


The current yield and effective yield information will fluctuate. Yield and return information may not provide a suitable basis for comparison with bank deposits or other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the Account level.

Total Return: We will usually advertise the average annual total return for a subaccount calculated for one year, three years, five years, ten years and since the inception date of the underlying portfolio. We assume the reinvestment of all distributions at net asset value but do not account for the deduction of any of the daily or monthly charges made under the policy.

Performance is the compounded return for the time period indicated, net of all fund level fees. Returns for the periods greater than one year are annualized. Performance does not include the effects of product charges, including any or all of the following: issue, sales and tax charges; mortality and expense risk fees; cost of insurance charges; administrative and transfer fees; and surrender charges. If these charges were reflected in these returns, performance would be significantly lower than shown. Please obtain a personalized illustration by contacting your registered representative. The illustration will show all applicable policy charges deducted, including the cost of insurance.

Since subaccount performance fluctuates, the policy value, when redeemed, may be worth more or less than your original investment. Withdrawals will affect the policy value and death benefit. You may obtain a copy of the most up-to-date performance numbers from your registered representative.

================================================================================
       AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2004
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                           SERIES                         INCEPTION DATE      1 YEAR       5 YEARS    10 YEARS      SINCE INCEPTION
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                         5/1/1990       20.78%         -2.80%      7.68%           7.22%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Growth Series                                   12/15/1999        4.21%         -9.53%                     -8.39%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series                        8/12/2002        2.12%                                    21.09%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index Series             7/14/1997        9.84%         -3.77%                      4.27%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series           5/1/1995       34.69%         23.82%                     17.08%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                      12/31/1982        4.97%        -11.69%      4.92%          11.79%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Growth and Income Series                     3/2/1998       10.48%         -1.32%                      4.13%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series                     8/15/2000        9.69%                                    -7.50%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series                 9/17/1984        7.46%          3.14%      9.34%          10.88%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series                          3/2/1998       12.92%          3.44%                      7.42%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                          10/8/1982        0.79%          2.53%      3.84%           5.40%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series            12/31/1982        6.84%          8.75%      9.02%           9.51%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term Bond Series           6/2/2003        5.33%                                     5.26%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series                        8/12/2002        5.26%                                     8.32%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value Series                 8/12/2002       25.68%                                    19.38%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select Series            8/12/2002       15.86%                                    16.51%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series                              12/15/1999        4.67%          0.01%                      0.50%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series                  8/15/2000       10.04%                                   -17.41%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series                3/2/1998       20.41%         17.42%                      8.75%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series            11/20/2000       22.67%                                    18.19%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                          3/2/1998        6.72%         -4.63%                      5.03%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                        1/29/1996        5.44%         -9.56%                      6.50%
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                            5/5/1993        6.63%         -6.51%      8.36%           9.00%
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund                            9/10/2001       13.82%                                    10.30%
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                                  5/5/1993        5.77%         -7.19%      8.67%           9.03%
-----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                    1/25/1995        8.19%         -9.45%                     14.96%
-----------------------------------------------------------------------------------------------------------------------------------
Federated Fund For U.S. Government Securities II             3/28/1994        3.61%          6.56%      6.11%           5.91%
-----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                            3/1/1994       10.46%          4.77%      7.59%           6.61%
-----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                                  11/3/1997       15.34%          1.85%                      8.24%
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                           11/3/1997        7.06%         -5.14%                      0.52%
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                         11/3/1997        3.26%         -6.88%                      4.24%
-----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                                11/8/1996       12.63%          8.55%                      9.37%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund                 9/27/1996       24.71%          3.54%                      0.36%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                            5/11/1992       18.53%          0.92%      8.61%           9.27%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund                      11/28/1988       15.72%          5.64%     11.08%          10.48%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                             3/15/1994       16.03%          4.59%      9.74%           9.27%
-----------------------------------------------------------------------------------------------------------------------------------
Lazard Retirement Small Cap Portfolio                        11/4/1997       14.89%         13.26%                      9.12%
-----------------------------------------------------------------------------------------------------------------------------------
Bond-Debenture Portfolio                                    11/30/2001        7.89%                                    10.98%
-----------------------------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio                                 12/11/1989       12.65%          5.49%     12.77%          12.54%
-----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio                                      9/15/1999       24.04%         18.12%                     16.72%
-----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund                                5/1/2003      -10.67%                                    -6.93%
-----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund                                5/7/1997       14.62%         -8.98%                      2.66%
-----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund                     5/1/2002       10.71%                                     4.19%
-----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund                        8/22/1997       19.07%         -4.81%                      1.71%
-----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                            10/1/1997       10.59%         -2.58%                      4.60%
-----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                        11/30/1999       -1.64%        -21.93%                    -18.23%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger International Select                                   2/1/1999       24.34%          1.45%                     12.20%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                                5/1/1995       30.27%         -1.04%                     16.49%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Select                                                 2/1/1999       19.31%         11.46%                     15.21%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                                 5/1/1995       18.33%          7.60%                     16.37%
-----------------------------------------------------------------------------------------------------------------------------------

We may include information about a series' or an advisor's investment strategies and management style in advertisements, sales literature and other communications. An advisor may alter investment strategies and style in response to changing market and economic conditions. A fund may advertise all or part of a series' portfolio holdings, including holdings in specific industries. A fund may also separately illustrate the income and capital gains portions of a series' total return. A fund may also advertise performance by dividing returns into equity and debt components.

A series may compare its returns to any of a number of well-known benchmarks of market performance; including, but not limited to:

       The Dow Jones Industrial Average(SM)(DJIA)
       First Boston High Yield Index
       Salomon Brothers Corporate Index
       Salomon Brothers Government Bond Index
       Standard & Poor's 500 Index(R)(S&P 500)

Each subaccount may include its yield and total return in advertisements or communications with current or prospective contract owners. Each subaccount may also include in such advertisements, its ranking or comparison to similar mutual funds by such organizations as:

       Lipper Analytical Services
       Morningstar, Inc.
       Thomson Financial

A fund may also compare a series' performance to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in such publications as:

       Barron's
       Business Week
       Changing Times
       Consumer Reports
       Financial Planning
       Financial Services Weekly
       Forbes
       Fortune
       Investor's Business Daily
       Money
       The New York Times
       Personal Investor
       Registered Representative
       U.S. News and World Report
       The Wall Street Journal

The DJIA is an unweighted index of 30 industrial "blue chip" U.S. stocks. It is the oldest continuing U.S. market index. The 30 stocks now in the DJIA are both widely-held and a major influence in their respective industries. The average is computed in such a way as to preserve its historical continuity and account for such factors as stock splits and periodic changes in the components of the index. The editors of The Wall Street Journal select the component stocks of the DJIA.

The S&P 500 is a market-value weighted index composed of 500 stocks chosen for market size, liquidity, and industry group representation. It is one of the most widely used indicators of U.S. stock market performance. The composition of the S&P 500 changes from time to time. Standard & Poor's Index Committee makes all decisions about the S&P 500.

Weighted and unweighted indexes: A market-value, or capitalization, weighted index uses relative market value (share price multiplied by the number of shares outstanding) to "weight" the influence of a stock's price on the index. Simply put, larger companies' stock prices influence the index more than smaller companies' stock prices. An unweighted index (such as the DJIA) uses stock price alone to determine the index value. A company's relative size has no bearing on its impact on the index.

The funds' annual reports, available upon request and without charge, contain a discussion of the performance of the funds and a comparison of that performance to a securities market index. You may obtain an Annual Report by contacting your registered representative or VULA at the address and telephone number on the first page of the prospectus.

VOTING RIGHTS
--------------------------------------------------------------------------------
We will vote the funds' shares held by a subaccount at all regular and special shareholder meetings of the funds. Such voting will be according to your instructions to the extent required by law. However, we may elect to vote fund shares at our own discretion should the 1940 Act or any regulation thereunder be amended, or if its present interpretation should change allowing us to do so.

We will determine the number of votes you have the right to cast by applying your percentage interest in a subaccount to the total number of votes attributable to that subaccount. Fractional shares will be recognized.

We will vote the shares for which we receive no timely instructions in the same proportion as the shares for which we do receive votes. When we receive instructions to abstain from voting on any item, we reduce the number of votes cast on that item accordingly.

You will receive proxy materials, reports and other materials related to the funds.

We may disregard voting instructions when required by state insurance regulatory authorities, if the instructions could cause a change in the sub-classification or investment objective of a portfolio or to approve or disapprove an investment advisory contract. We may also disregard voting instructions that would make changes to a portfolio's investment policies or investment advisor that violate state law or regulations. We may disregard voting instructions that would result in an adverse effect on our General Account or result in overly speculative or unsound investments contrary to state law. Should we ever disregard voting instructions, we will promptly report it to policy owners along with the reasons for doing so.

SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS
--------------------------------------------------------------------------------
We hold the assets of the Account separate and apart from our General Account. We maintain records of all purchases and redemptions of shares of the funds.


STATE REGULATION
--------------------------------------------------------------------------------
We are subject to the provisions of the New York insurance laws applicable to life insurance companies and to regulation and supervision by the New York Insurance Commissioner. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which we do insurance business.

State regulation includes certain limitations on the investments which we may make, including investments for the Separate Account and the Guaranteed Interest Account. This regulation does not include, however, any supervision over the investment policies of the Separate Account.

REPORTS
--------------------------------------------------------------------------------
We will furnish policy owners with all reports required by the 1940 Act and related regulations or by any other applicable law or regulation.

EXPERTS
--------------------------------------------------------------------------------

The financial statements of Phoenix Life Variable Universal Life Account (Phoenix Executive VUL(R), Corporate Edge) at December 31, 2004, and the results of its operations and the changes in its net assets for each of the periods indicated and the consolidated financial statements of Phoenix Life Insurance Company at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004, included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, 100 Pearl Street, Hartford, Connecticut, 06103, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Joseph P. DeCresce Counsel, and Brian Giantonio, Vice President, Tax and ERISA Counsel, The Phoenix Companies, Inc., have provided opinions on certain matters relating to the federal securities and income tax laws, respectively, in connection with the contracts described in this prospectus.

A N N U A L   R E P O R T



                            Phoenix Executive VUL(R)
                                 Corporate Edge

                                   V a r i a b l e  U n i v e r s a l  L i f e







            P H O E N I X  L I F E  V A R I A B L E   U N I V E R S A L  L I F E
                                                                   A C C O U N T
                                                               DECEMBER 31, 2004








                               [LOGO] PHOENIX(R)


                 L0268AR2 (C) 2005 The Phoenix Companies, Inc.

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2004

                                                             PHOENIX-                          PHOENIX-ALGER      PHOENIX-ALLIANCE/
                                                             ABERDEEN          PHOENIX-AIM       SMALL-CAP           BERNSTEIN
                                                           INTERNATIONAL         GROWTH            GROWTH          ENHANCED INDEX
                                                            SUBACCOUNT         SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $       595,080    $       441,591    $       213,012     $       945,224
                                                        =================  =================  =================   =================
     Investment at market                                $       729,647    $       496,228    $       210,875     $     1,044,207
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                            729,647            496,228            210,875           1,044,207
LIABILITIES
     Accrued expenses                                                  -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $       729,647    $       496,228    $       210,875     $     1,044,207
                                                        =================  =================  =================   =================
Accumulation units outstanding                                   685,954            627,629            133,495           1,141,049
                                                        =================  =================  =================   =================
Unit value                                               $      1.063697    $      0.790638    $      1.579653     $      0.915129
                                                        =================  =================  =================   =================

                                                                                                   PHOENIX-           PHOENIX-
                                                          PHOENIX-DUFF &        PHOENIX-           ENGEMANN           ENGEMANN
                                                           PHELPS REAL          ENGEMANN          GROWTH AND          SMALL-CAP
                                                        ESTATE SECURITIES    CAPITAL GROWTH         INCOME             GROWTH
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $     1,609,803    $       425,317    $       984,366     $       114,526
                                                        =================  =================  =================   =================
     Investment at market                                $     1,963,455    $       451,901    $     1,128,145     $       137,833
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                          1,963,455            451,901          1,128,145             137,833
LIABILITIES
     Accrued expenses                                                  -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $     1,963,455    $       451,901    $     1,128,145     $       137,833
                                                        =================  =================  =================   =================
Accumulation units outstanding                                   846,315            516,876          1,080,467             159,396
                                                        =================  =================  =================   =================
Unit value                                               $      2.320005    $      0.874295    $      1.044127     $      0.864718
                                                        =================  =================  =================   =================

                                                             PHOENIX-                                                 PHOENIX-
                                                             ENGEMANN          PHOENIX-           PHOENIX-         GOODWIN MULTI-
                                                            STRATEGIC       ENGEMANN VALUE      GOODWIN MONEY       SECTOR FIXED
                                                            ALLOCATION          EQUITY             MARKET              INCOME
                                                            SUBACCOUNT        SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $       811,850    $     2,222,175    $     5,312,830     $     2,460,212
                                                        =================  =================  =================   =================
     Investment at market                                $       846,077    $     2,543,061    $     5,312,828     $     2,526,632
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                            846,077          2,543,061          5,312,828           2,526,632
LIABILITIES
     Accrued expenses                                                  -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $       846,077    $     2,543,061    $     5,312,828     $     2,526,632
                                                        =================  =================  =================   =================
Accumulation units outstanding                                   726,249          2,731,344          4,897,149           1,823,428
                                                        =================  =================  =================   =================
Unit value                                               $      1.164996    $      0.931066    $      1.084882     $      1.385650
                                                        =================  =================  =================   =================

                        See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2004
                                   (CONTINUED)


                                                             PHOENIX-
                                                          GOODWIN MULTI-                       PHOENIX-KAYNE       PHOENIX-LAZARD
                                                           SECTOR SHORT     PHOENIX-KAYNE        SMALL-CAP         INTERNATIONAL
                                                            TERM BOND      RISING DIVIDENDS    QUALITY VALUE       EQUITY SELECT
                                                            SUBACCOUNT        SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $       123,820    $       227,130    $        86,138     $       636,488
                                                        =================  =================  =================   =================
     Investment at market                                $       126,013    $       237,032    $       105,025     $       764,362
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                            126,013            237,032            105,025             764,362
LIABILITIES
     Accrued expenses                                                  -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $       126,013    $       237,032    $       105,025     $       764,362
                                                        =================  =================  =================   =================
Accumulation units outstanding                                   116,190            195,847             68,782             530,634
                                                        =================  =================  =================   =================
Unit value                                               $      1.084540    $      1.210290    $      1.526933     $      1.440471
                                                        =================  =================  =================   =================


                                                                             PHOENIX-LORD       PHOENIX-LORD         PHOENIX-LORD
                                                         PHOENIX-LAZARD      ABBETT BOND-     ABBETT LARGE-CAP      ABBETT MID-CAP
                                                         SMALL-CAP VALUE      DEBENTURE            VALUE                VALUE
                                                            SUBACCOUNT        SUBACCOUNT         SUBACCOUNT           SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $        67,079    $     1,045,420    $     1,364,347     $       302,653
                                                        =================  =================  =================   =================
     Investment at market                                $        69,163    $     1,075,662    $     1,546,126     $       363,407
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                             69,163          1,075,662          1,546,126             363,407
LIABILITIES
     Accrued expenses                                                  -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $       69,163     $     1,075,662    $     1,546,126     $       363,407
                                                        =================  =================  =================   =================
Accumulation units outstanding                                    44,465            792,075          1,061,920             234,915
                                                        =================  =================  =================   =================
Unit value                                               $      1.555448    $      1.358031    $      1.455971      $      1.546971
                                                        =================  =================  =================   =================

                                                                               PHOENIX-
                                                                               NORTHERN        PHOENIX-SANFORD     PHOENIX-SANFORD
                                                             PHOENIX-         NASDAQ-100        BERNSTEIN-MID      BERNSTEIN-SMALL
                                                         NORTHERN DOW 30       INDEX(R)          CAP VALUE            CAP VALUE
                                                            SUBACCOUNT        SUBACCOUNT         SUBACCOUNT           SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $       348,979    $       144,852    $     1,105,701     $       729,974
                                                        =================  =================  =================   =================
     Investment at market                                $       377,921    $       142,448    $     1,338,246     $       905,563
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                            377,921            142,448          1,338,246             905,563
LIABILITIES
     Accrued expenses                                                  -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $       377,921    $       142,448    $     1,338,246     $       905,563
                                                        =================  =================  =================   =================
Accumulation units outstanding                                   354,053            259,894            743,639             519,248
                                                        =================  =================  =================   =================
Unit value                                               $      1.067413    $      0.548103    $      1.799591     $      1.743989
                                                        =================  =================  =================   =================

                        See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2004
                                   (CONTINUED)


                                                         PHOENIX-SENECA     PHOENIX-SENECA    AIM V.I. CAPITAL    AIM V.I. MID-CAP
                                                         MID-CAP GROWTH     STRATEGIC THEME     APPRECIATION        CORE EQUITY
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $       470,268    $       227,531    $       309,637     $       517,480
                                                        =================  =================  =================   =================
     Investment at market                                $       509,217    $       251,902    $       358,795     $       504,840
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                            509,217            251,902            358,795             504,840
LIABILITIES
     Accrued expenses                                                  -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $       509,217    $       251,902    $       358,795     $       504,840
                                                        =================  =================  =================   =================
Accumulation units outstanding                                   725,367            370,307            368,701             496,146
                                                        =================  =================  =================   =================
Unit value                                               $      0.702013    $      0.680253    $      0.973133     $      1.017525
                                                        =================  =================  =================   =================

                                                                                               FEDERATED FUND      FEDERATED HIGH
                                                                            ALGER AMERICAN        FOR U.S.          INCOME BOND
                                                            AIM V.I.          LEVERAGED          GOVERNMENT          FUND II --
                                                         PREMIER EQUITY         ALLCAP          SECURITIES II      PRIMARY SHARES
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $       708,397    $     1,370,365    $     2,915,634     $       345,303
                                                        =================  =================  =================   =================
     Investment at market                                $       777,632    $     1,589,982    $     2,927,488     $       373,993
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                            777,632          1,589,982          2,927,488             373,993
LIABILITIES
     Accrued expenses                                                  -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $       777,632    $     1,589,982    $     2,927,488     $       373,993
                                                        =================  =================  =================   =================
Accumulation units outstanding                                   891,884          1,900,582          2,305,325             274,644
                                                        =================  =================  =================   =================
Unit value                                               $      0.871898    $      0.836576    $      1.269881     $      1.361738
                                                        =================  =================  =================   =================

                                                                              VIP GROWTH                             MUTUAL SHARES
                                                        VIP CONTRAFUND(R)    OPPORTUNITIES        VIP GROWTH          SECURITIES
                                                           SUBACCOUNT         SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $     1,862,342    $       255,817    $     1,562,496     $       782,828
                                                        =================  =================  =================   =================
     Investment at market                                $     2,235,527    $       297,895    $     1,711,398     $       942,052
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                          2,235,527            297,895          1,711,398             942,052
LIABILITIES
     Accrued expenses                                                  -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $     2,235,527    $       297,895    $     1,711,398     $       942,052
                                                        =================  =================  =================   =================
Accumulation units outstanding                                 1,807,648            288,836          2,256,786             771,341
                                                        =================  =================  =================   =================
Unit value                                               $      1.236705    $      1.031362    $      0.758334     $      1.221318
                                                        =================  =================  =================   =================

                        See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004
                                   (CONTINUED)


                                                            TEMPLETON
                                                            DEVELOPING          TEMPLETON         TEMPLETON           TEMPLETON
                                                              MARKETS            FOREIGN         GLOBAL ASSET           GROWTH
                                                            SECURITIES          SECURITIES        ALLOCATION          SECURITIES
                                                            SUBACCOUNT          SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $         1,980    $     1,303,835    $        23,557     $     1,133,017
                                                        =================  =================  =================   =================
     Investment at market                                $         2,714    $     1,606,220    $        30,731     $     1,376,430
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                              2,714          1,606,220             30,731           1,376,430
LIABILITIES
     Accrued expenses                                                  -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $         2,714    $     1,606,220    $        30,731     $     1,376,430
                                                        =================  =================  =================   =================
Accumulation units outstanding                                     1,523          1,426,759             21,842           1,110,443
                                                        =================  =================  =================   =================
Unit value                                               $      1.781662    $      1.125782    $      1.406961     $      1.239533
                                                        =================  =================  =================   =================

                                                                            RYDEX VARIABLE      SCUDDER VIT
                                                         RYDEX VARIABLE      TRUST SECTOR     EAFE(R) EQUITY        SCUDDER VIT
                                                           TRUST JUNO           ROTATION            INDEX          EQUITY 500 INDEX
                                                           SUBACCOUNT          SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $        77,237    $        16,654    $       217,910     $     1,177,421
                                                        =================  =================  =================   =================
     Investment at market                                $        71,262    $        19,236    $       274,896     $     1,329,903
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                             71,262             19,236            274,896           1,329,903
LIABILITIES
     Accrued expenses                                                  -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $        71,262    $        19,236    $       274,896     $     1,329,903
                                                        =================  =================  =================   =================
Accumulation units outstanding                                    75,303             14,961            246,615           1,132,897
                                                        =================  =================  =================   =================
Unit value                                               $      0.946334    $      1.285714    $      1.114677     $      1.173896
                                                        =================  =================  =================   =================

                                                                                WANGER             WANGER
                                                                             INTERNATIONAL      INTERNATIONAL
                                                           TECHNOLOGY           SELECT            SMALL CAP        WANGER SELECT
                                                           SUBACCOUNT          SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $        86,075    $       206,526    $       630,606     $       823,992
                                                        =================  =================  =================   =================
     Investment at market                                $        87,542    $       278,448    $       896,673     $     1,026,614
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                             87,542            278,448            896,673           1,026,614
LIABILITIES
     Accrued expenses                                                  -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $        87,542    $       278,448    $       896,673     $     1,026,614
                                                        =================  =================  =================   =================
Accumulation units outstanding                                   131,187            254,613            713,315             654,983
                                                        =================  =================  =================   =================
Unit value                                               $      0.667306    $      1.093612    $      1.257050     $      1.567389
                                                        =================  =================  =================   =================


                        See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2004
                                   (CONTINUED)



                                                            WANGER U.S.
                                                             SMALLER
                                                            COMPANIES
                                                            SUBACCOUNT
                                                        -----------------
ASSETS

     Investment at cost                                  $     1,484,767
                                                        =================
     Investment at market                                $     2,061,964
                                                        -----------------
         Total assets                                          2,061,964
LIABILITIES
     Accrued expenses                                                  -
                                                        -----------------
NET ASSETS                                               $     2,061,964
                                                        =================
Accumulation units outstanding                                 1,237,467
                                                        =================
Unit value                                               $      1.666278
                                                        =================

















                        See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004


                                                             PHOENIX-                          PHOENIX-ALGER      PHOENIX-ALLIANCE/
                                                             ABERDEEN          PHOENIX-AIM       SMALL-CAP           BERNSTEIN
                                                           INTERNATIONAL         GROWTH            GROWTH          ENHANCED INDEX
                                                            SUBACCOUNT         SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $        15,197    $           464    $             -     $        14,081
Expenses
     Mortality and expense fees                                        -                  -                  -                   -
     Indexing (gain) loss                                             (6)                 5                  -                  (8)
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                      15,203                459                  -              14,089
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                      31              2,531             (1,213)              1,290
Net realized gain distribution from Fund                               -                  -              2,402                   -
Net change in unrealized appreciation (depreciation)
     on investment                                                95,421             19,401             (3,034)             78,464
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                     95,452             21,932             (1,845)             79,754
Net increase (decrease) in net assets resulting from
     operations                                          $       110,655    $        22,391    $        (1,845)    $        93,843
                                                        =================  =================  =================   =================


                                                                                                   PHOENIX-           PHOENIX-
                                                          PHOENIX-DUFF &        PHOENIX-           ENGEMANN           ENGEMANN
                                                           PHELPS REAL          ENGEMANN          GROWTH AND          SMALL-CAP
                                                        ESTATE SECURITIES    CAPITAL GROWTH         INCOME             GROWTH
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $        31,206    $         3,819    $        11,033     $             -
Expenses
     Mortality and expense fees                                        -                  -                  -                   -
     Indexing (gain) loss                                              4                 (8)                (8)                  3
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                      31,202              3,827             11,041                  (3)
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                      48                 (9)              (524)                 62
Net realized gain distribution from Fund                         154,456                  -                  -                   -
Net change in unrealized appreciation (depreciation)
     on investment                                               253,597             15,717             85,907              10,058
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                    408,101             15,708             85,383              10,120
Net increase (decrease) in net assets resulting from
     operations                                          $       439,303    $        19,535    $        96,424     $        10,117
                                                        =================  =================  =================   =================

                                                             PHOENIX-                                                 PHOENIX-
                                                             ENGEMANN          PHOENIX-           PHOENIX-         GOODWIN MULTI-
                                                            STRATEGIC       ENGEMANN VALUE      GOODWIN MONEY       SECTOR FIXED
                                                            ALLOCATION          EQUITY             MARKET              INCOME
                                                            SUBACCOUNT        SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $        19,988    $        16,290    $        42,857     $       112,170
Expenses
     Mortality and expense fees                                        -                  -                  -                   -
     Indexing (gain) loss                                             (3)               (13)               (52)                 (8)
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                      19,991             16,303             42,909             112,178
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                     236              1,426                  -               1,831
Net realized gain distribution from Fund                          21,303                  -                  -                   -
Net change in unrealized appreciation (depreciation)
     on investment                                                13,900            239,220                  -              42,874
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                     35,439            240,646                  -              44,705
Net increase (decrease) in net assets resulting from
     operations                                          $        55,430    $       256,949    $        42,909     $       156,883
                                                        =================  =================  =================   =================

                        See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004
                                   (CONTINUED)


                                                             PHOENIX-
                                                          GOODWIN MULTI-                       PHOENIX-KAYNE       PHOENIX-LAZARD
                                                           SECTOR SHORT     PHOENIX-KAYNE        SMALL-CAP         INTERNATIONAL
                                                            TERM BOND      RISING DIVIDENDS    QUALITY VALUE       EQUITY SELECT
                                                            SUBACCOUNT        SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income

     Distributions                                       $         3,779    $         2,958    $           725     $         7,418
Expenses
     Mortality and expense fees                                        -                  -                  -                   -
     Indexing (gain) loss                                              -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                       3,779              2,958                725               7,418
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                      39                 23              1,198              (3,303)
Net realized gain distribution from Fund                               -                  -              1,065               4,185
Net change in unrealized appreciation (depreciation)
     on investment                                                 2,121              7,151             15,849              88,205
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                      2,160              7,174             18,112              89,087
Net increase (decrease) in net assets resulting from
     operations                                          $         5,939    $        10,132    $        18,837     $        96,505
                                                        =================  =================  =================   =================


                                                                             PHOENIX-LORD       PHOENIX-LORD         PHOENIX-LORD
                                                         PHOENIX-LAZARD      ABBETT BOND-     ABBETT LARGE-CAP      ABBETT MID-CAP
                                                         SMALL-CAP VALUE      DEBENTURE            VALUE                VALUE
                                                            SUBACCOUNT        SUBACCOUNT         SUBACCOUNT           SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $             -    $        46,009    $        11,149     $         1,382
Expenses
     Mortality and expense fees                                        -                  -                  -                   -
     Indexing (gain) loss                                             (2)                 -                 (2)                 (1)
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                           2             46,009             11,151               1,383
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                      54                (25)            (2,535)                 69
Net realized gain distribution from Fund                           5,497             14,000              5,545               2,115
Net change in unrealized appreciation (depreciation)
     on investment                                                 1,735             15,920            141,739              54,040
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                      7,286             29,895            144,749              56,224
Net increase (decrease) in net assets resulting from
     operations                                          $         7,288    $        75,904    $       155,900     $        57,607
                                                        =================  =================  =================   =================


                                                                               PHOENIX-
                                                                               NORTHERN        PHOENIX-SANFORD     PHOENIX-SANFORD
                                                             PHOENIX-         NASDAQ-100        BERNSTEIN-MID      BERNSTEIN-SMALL
                                                         NORTHERN DOW 30       INDEX(R)          CAP VALUE            CAP VALUE
                                                            SUBACCOUNT        SUBACCOUNT         SUBACCOUNT           SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $         6,080    $           790    $         1,927     $             -
Expenses
     Mortality and expense fees                                        -                  -                  -                   -
     Indexing (gain) loss                                             (2)                (7)                 9                   1
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                       6,082                797              1,918                  (1)
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                    (684)             1,953                 47                (212)
Net realized gain distribution from Fund                               -                  -             90,553              72,065
Net change in unrealized appreciation (depreciation)
     on investment                                                10,071             10,016            111,090              73,598
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                      9,387             11,969            201,690             145,451
Net increase (decrease) in net assets resulting from
     operations                                          $        15,469    $        12,766    $       203,608     $       145,450
                                                        =================  =================  =================   =================

                        See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004
                                   (CONTINUED)


                                                         PHOENIX-SENECA     PHOENIX-SENECA    AIM V.I. CAPITAL    AIM V.I. MID-CAP
                                                         MID-CAP GROWTH     STRATEGIC THEME     APPRECIATION        CORE EQUITY
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT        SUBACCOUNT(2)
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $             -    $             -    $             -     $           735
Expenses
     Mortality and expense fees                                        -                  -                  -                   -
     Indexing (gain) loss                                             (3)                (3)                (4)                  -
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                           3                  3                  4                 735
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                     (29)               884             (1,638)                (11)
Net realized gain distribution from Fund                               -                  -                  -              21,707
Net change in unrealized appreciation (depreciation)
     on investment                                                33,249             12,593             22,865             (12,640)
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                     33,220             13,477             21,227               9,056
Net increase (decrease) in net assets resulting from
     operations                                          $        33,223    $        13,480    $        21,231     $         9,791
                                                        =================  =================  =================   =================

                                                                                               FEDERATED FUND      FEDERATED HIGH
                                                                            ALGER AMERICAN        FOR U.S.          INCOME BOND
                                                            AIM V.I.          LEVERAGED          GOVERNMENT          FUND II --
                                                         PREMIER EQUITY         ALLCAP          SECURITIES II      PRIMARY SHARES
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $         3,361    $             -    $       110,625     $        16,301
Expenses
     Mortality and expense fees                                        -                  -                  -                   -
     Indexing (gain) loss                                              1                 (8)                 -                  (5)
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                       3,360                  8            110,625              16,306
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                    (865)            (4,545)               515                  43
Net realized gain distribution from Fund                               -                  -             12,918                   -
Net change in unrealized appreciation (depreciation)
     on investment                                                36,615            115,298            (25,575)             12,511
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                     35,750            110,753            (12,142)             12,554
Net increase (decrease) in net assets resulting from
     operations                                          $        39,110    $       110,761    $        98,483     $        28,860
                                                        =================  =================  =================   =================

                                                                              VIP GROWTH                             MUTUAL SHARES
                                                        VIP CONTRAFUND(R)    OPPORTUNITIES        VIP GROWTH          SECURITIES
                                                           SUBACCOUNT         SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $         3,472    $         1,892    $         1,823     $         6,430
Expenses
     Mortality and expense fees                                        -                  -                  -                   -
     Indexing (gain) loss                                              4                 (3)                (9)                 (5)
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                       3,468              1,895              1,832               6,435
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                  12,648              3,926             15,298                 386
Net realized gain distribution from Fund                               -                  -                  -                   -
Net change in unrealized appreciation (depreciation)
     on investment                                               245,374             13,643             42,285              93,474
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                    258,022             17,569             57,583              93,860
Net increase (decrease) in net assets resulting from
     operations                                          $       261,490    $        19,464    $        59,415     $       100,295
                                                        =================  =================  =================   =================

                        See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004
                                   (CONTINUED)


                                                            TEMPLETON
                                                            DEVELOPING          TEMPLETON         TEMPLETON           TEMPLETON
                                                              MARKETS            FOREIGN         GLOBAL ASSET           GROWTH
                                                            SECURITIES          SECURITIES        ALLOCATION          SECURITIES
                                                             SUBACCOUNT         SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $            42    $        13,264    $           688     $        11,204
Expenses
     Mortality and expense fees                                        -                  -                  -                   -
     Indexing (gain) loss                                              -                (10)                 -                  (4)
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                          42             13,274                688              11,208
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                   3,984                 14                 53                 411
Net realized gain distribution from Fund                               -                  -                  -                   -
Net change in unrealized appreciation (depreciation)
     on investment                                                (4,678)           212,855              3,467             154,124
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                       (694)           212,869              3,520             154,535
Net increase (decrease) in net assets resulting from
     operations                                          $          (652)   $       226,143    $         4,208     $       165,743
                                                        =================  =================  =================   =================


                                                                            RYDEX VARIABLE      SCUDDER VIT
                                                         RYDEX VARIABLE      TRUST SECTOR      EAFE(R) EQUITY         SCUDDER VIT
                                                           TRUST JUNO           ROTATION            INDEX          EQUITY 500 INDEX
                                                          SUBACCOUNT(1)        SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $             -    $             -    $         5,132     $        10,147
Expenses
     Mortality and expense fees                                        -                  -                  -                   -
     Indexing (gain) loss                                              1                  -                 (3)                 (1)
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                          (1)                 -              5,135              10,148
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                      (7)                 9              1,559              (2,110)
Net realized gain distribution from Fund                             737                  -                  -                   -
Net change in unrealized appreciation (depreciation)
     on investment                                                (5,975)             2,501             36,406             101,660
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                     (5,245)             2,510             37,965              99,550
Net increase (decrease) in net assets resulting from
     operations                                          $        (5,246)   $         2,510    $        43,100     $       109,698
                                                        =================  =================  =================   =================

                                                                                WANGER             WANGER
                                                                             INTERNATIONAL      INTERNATIONAL
                                                           TECHNOLOGY           SELECT            SMALL CAP        WANGER SELECT
                                                           SUBACCOUNT          SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $             -    $           673    $         3,760     $             -
Expenses
     Mortality and expense fees                                        -                  -                  -                   -
     Indexing (gain) loss                                             (1)                 -                  2                   -
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                           1                673              3,758                   -
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                     125               (632)             1,190                 778
Net realized gain distribution from Fund                               -                  -                  -                 571
Net change in unrealized appreciation (depreciation)
     on investment                                                (1,906)            51,257            179,897             146,933
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                     (1,781)            50,625            181,087             148,282
Net increase (decrease) in net assets resulting from
     operations                                          $        (1,780)   $        51,298    $       184,845     $       148,282
                                                        =================  =================  =================   =================

                        See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004
                                   (CONTINUED)

                                                            WANGER U.S.
                                                             SMALLER
                                                            COMPANIES
                                                           SUBACCOUNT
                                                        -----------------
Investment income
     Distributions                                       $             -
Expenses
     Mortality and expense fees                                        -
     Indexing (gain) loss                                              4
                                                        -----------------
Net investment income (loss)                                          (4)
                                                        -----------------
Net realized gain (loss) from share transactions                   4,171
Net realized gain distribution from Fund                               -
Net change in unrealized appreciation (depreciation)
     on investment                                               298,015
                                                        -----------------
Net gain (loss) on investment                                    302,186
Net increase (decrease) in net assets resulting from
     operations                                          $       302,182
                                                        =================





























Footnotes for Statements of Operations
For the period ended December 31, 2004

(1) From inception date April 5, 2004 to December 31, 2004.
(2) From inception date December 3, 2004 to December 31, 2004.


                        See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004


                                                             PHOENIX-                          PHOENIX-ALGER      PHOENIX-ALLIANCE/
                                                             ABERDEEN          PHOENIX-AIM       SMALL-CAP           BERNSTEIN
                                                           INTERNATIONAL         GROWTH            GROWTH          ENHANCED INDEX
                                                            SUBACCOUNT         SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                    $        15,203    $           459    $             -     $        14,089
         Net realized gain (loss)                                     31              2,531              1,189               1,290
         Net change in unrealized appreciation
            (depreciation) on investment                          95,421             19,401             (3,034)             78,464
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from operations                                      110,655             22,391             (1,845)             93,843
                                                       -----------------  -----------------  -----------------   -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                     53,423            116,390             87,293             244,964
         Participant transfers                                   316,639 (e)          8,864             95,262             (81,485)
         Participant withdrawals                                  (7,396)           (11,373)                 -             (46,500)
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                        362,666            113,881            182,555             116,979
                                                        -----------------  -----------------  -----------------   -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          473,321            136,272            180,710             210,822
NET ASSETS
     Beginning of period                                         256,326            359,956             30,165             833,385
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $       729,647    $       496,228    $       210,875     $     1,044,207
                                                        =================  =================  =================   =================

                                                                                                   PHOENIX-           PHOENIX-
                                                          PHOENIX-DUFF &        PHOENIX-           ENGEMANN           ENGEMANN
                                                           PHELPS REAL          ENGEMANN          GROWTH AND          SMALL-CAP
                                                        ESTATE SECURITIES    CAPITAL GROWTH         INCOME             GROWTH
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                    $        31,202    $         3,827    $        11,041     $            (3)
         Net realized gain (loss)                                154,504                 (9)              (524)                 62
         Net change in unrealized appreciation
            (depreciation) on investment                         253,597             15,717             85,907              10,058
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from operations                                      439,303             19,535             96,424              10,117
                                                        -----------------  -----------------  -----------------   -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                    375,197             80,836            243,871              27,009
         Participant transfers                                   352,837             43,875 (c)        390,385 (b)           8,357
         Participant withdrawals                                 (35,324)            (8,564)           (69,684)             (4,886)
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                        692,710            116,147            564,572              30,480
                                                        -----------------  -----------------  -----------------   -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        1,132,013            135,682            660,996              40,597
NET ASSETS
     Beginning of period                                         831,442            316,219            467,149              97,236
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $     1,963,455    $       451,901    $     1,128,145     $       137,833
                                                        =================  =================  =================   =================

                       See Notes to Financial Statements
                                      SA-11

                      STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004
                                   (CONTINUED)


                                                             PHOENIX-                                               PHOENIX-
                                                             ENGEMANN          PHOENIX-           PHOENIX-       GOODWIN MULTI-
                                                            STRATEGIC       ENGEMANN VALUE      GOODWIN MONEY     SECTOR FIXED
                                                            ALLOCATION          EQUITY             MARKET            INCOME
                                                            SUBACCOUNT        SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                                        -----------------  -----------------  ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                    $        19,991    $        16,303    $        42,909   $       112,178
         Net realized gain (loss)                                 21,539              1,426                  -             1,831
         Net change in unrealized appreciation
            (depreciation) on investment                          13,900            239,220                  -            42,874
                                                        -----------------  -----------------  ----------------- -----------------
         Net increase (decrease) in net assets resulting
            from operations                                       55,430            256,949             42,909           156,883
                                                        -----------------  -----------------  ----------------- -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                    122,713            420,796          4,491,494           412,966
         Participant transfers                                    59,003            869,643 (d)     (5,212,405)        1,612,163 (a)
         Participant withdrawals                                 (34,024)          (121,223)          (912,676)         (103,695)
                                                        -----------------  -----------------  ----------------- -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                        147,692          1,169,216         (1,633,587)        1,921,434
                                                        -----------------  -----------------  ----------------- -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          203,122          1,426,165         (1,590,678)        2,078,317
NET ASSETS
     Beginning of period                                         642,955          1,116,896          6,903,506           448,315
                                                        -----------------  -----------------  ----------------- -----------------
     End of period                                       $       846,077    $     2,543,061    $     5,312,828   $     2,526,632
                                                        =================  =================  ================= =================


                                                             PHOENIX-
                                                          GOODWIN MULTI-                       PHOENIX-KAYNE     PHOENIX-LAZARD
                                                           SECTOR SHORT     PHOENIX-KAYNE        SMALL-CAP       INTERNATIONAL
                                                            TERM BOND      RISING DIVIDENDS    QUALITY VALUE     EQUITY SELECT
                                                            SUBACCOUNT        SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                                        -----------------  -----------------  ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                    $         3,779    $         2,958    $           725   $         7,418
         Net realized gain (loss)                                     39                 23              2,263               882
         Net change in unrealized appreciation
            (depreciation) on investment                           2,121              7,151             15,849            88,205
                                                        -----------------  -----------------  ----------------- -----------------
         Net increase (decrease) in net assets resulting
            from operations                                        5,939             10,132             18,837            96,505
                                                        -----------------  -----------------  ----------------- -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                     42,220              1,980             21,462           236,479
         Participant transfers                                    71,226            208,625             45,943           123,576
         Participant withdrawals                                  (6,382)            (2,162)                 -                 -
                                                        -----------------  -----------------  ----------------- -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                        107,064            208,443             67,405           360,055
                                                        -----------------  -----------------  ----------------- -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          113,003            218,575             86,242           456,560
NET ASSETS
     Beginning of period                                          13,010             18,457             18,783           307,802
                                                        -----------------  -----------------  ----------------- -----------------
     End of period                                       $       126,013    $       237,032    $       105,025   $       764,362
                                                        =================  =================  ================= =================


                       See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004
                                   (CONTINUED)



                                                                             PHOENIX-LORD       PHOENIX-LORD         PHOENIX-LORD
                                                         PHOENIX-LAZARD      ABBETT BOND-     ABBETT LARGE-CAP      ABBETT MID-CAP
                                                         SMALL-CAP VALUE      DEBENTURE            VALUE                VALUE
                                                            SUBACCOUNT        SUBACCOUNT         SUBACCOUNT           SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                    $             2    $        46,009    $        11,151     $         1,383
         Net realized gain (loss)                                  5,551             13,975              3,010               2,184
         Net change in unrealized appreciation
            (depreciation) on investment                           1,735             15,920            141,739              54,040
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from operations                                        7,288             75,904            155,900              57,607
                                                        -----------------  -----------------  -----------------   -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                     24,451            217,373            278,667              30,754
         Participant transfers                                    24,179            259,574            517,884             197,467
         Participant withdrawals                                  (1,668)           (39,465)           (16,590)             (1,190)
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                         46,962            437,482            779,961             227,031
                                                        -----------------  -----------------  -----------------   -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           54,250            513,386            935,861             284,638
NET ASSETS
     Beginning of period                                          14,913            562,276            610,265              78,769
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $        69,163    $     1,075,662    $     1,546,126     $       363,407
                                                        =================  =================  =================   =================

                                                                               PHOENIX-
                                                                               NORTHERN        PHOENIX-SANFORD     PHOENIX-SANFORD
                                                             PHOENIX-         NASDAQ-100        BERNSTEIN-MID      BERNSTEIN-SMALL
                                                         NORTHERN DOW 30       INDEX(R)          CAP VALUE            CAP VALUE
                                                            SUBACCOUNT        SUBACCOUNT         SUBACCOUNT           SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------

INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                    $         6,082    $           797    $         1,918     $            (1)
         Net realized gain (loss)                                   (684)             1,953             90,600              71,853
         Net change in unrealized appreciation
            (depreciation) on investment                          10,071             10,016            111,090              73,598
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from operations                                       15,469             12,766            203,608             145,450
                                                        -----------------  -----------------  -----------------   -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                     91,809             63,366            192,474             105,759
         Participant transfers                                    29,959            (82,873)           187,608             172,086
         Participant withdrawals                                 (21,510)            (6,620)           (21,594)            (81,280)
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                        100,258            (26,127)           358,488             196,565
                                                        -----------------  -----------------  -----------------   -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          115,727            (13,361)           562,096             342,015
NET ASSETS
     Beginning of period                                         262,194            155,809            776,150             563,548
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $       377,921    $       142,448    $     1,338,246     $       905,563
                                                        =================  =================  =================   =================

                       See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004
                                   (CONTINUED)



                                                         PHOENIX-SENECA     PHOENIX-SENECA    AIM V.I. CAPITAL  AIM V.I. MID-CAP
                                                         MID-CAP GROWTH     STRATEGIC THEME     APPRECIATION       CORE EQUITY
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT       SUBACCOUNT(2)
                                                        -----------------  -----------------  ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                    $             3    $             3    $             4   $           735
         Net realized gain (loss)                                    (29)               884             (1,638)           21,696
         Net change in unrealized appreciation
            (depreciation) on investment                          33,249             12,593             22,865           (12,640)
                                                        -----------------  -----------------  ----------------- -----------------
         Net increase (decrease) in net assets resulting
            from operations                                       33,223             13,480             21,231             9,791
                                                        -----------------  -----------------  ----------------- -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                    109,495             22,661             92,927             4,740
         Participant transfers                                   103,675             (8,636)            51,932           494,736 (f)
         Participant withdrawals                                 (19,495)            (4,613)            (2,580)           (4,427)
                                                        -----------------  -----------------  ----------------- -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                        193,675              9,412            142,279           495,049
                                                        -----------------  -----------------  ----------------- -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          226,898             22,892            163,510           504,840
NET ASSETS
     Beginning of period                                         282,319            229,010            195,285                 -
                                                        -----------------  -----------------  ----------------- -----------------
     End of period                                             $ 509,217          $ 251,902          $ 358,795         $ 504,840
                                                        =================  =================  ================= =================


                                                                                               FEDERATED FUND    FEDERATED HIGH
                                                                            ALGER AMERICAN        FOR U.S.        INCOME BOND
                                                            AIM V.I.          LEVERAGED          GOVERNMENT        FUND II --
                                                         PREMIER EQUITY         ALLCAP          SECURITIES II    PRIMARY SHARES
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                                        -----------------  -----------------  ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                    $         3,360    $             8    $       110,625   $        16,306
         Net realized gain (loss)                                   (865)            (4,545)            13,433                43
         Net change in unrealized appreciation
            (depreciation) on investment                          36,615            115,298            (25,575)           12,511
                                                        -----------------  -----------------  ----------------- -----------------
         Net increase (decrease) in net assets resulting
            from operations                                       39,110            110,761             98,483            28,860
                                                        -----------------  -----------------  ----------------- -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                    242,883            314,433            538,053            85,005
         Participant transfers                                   (65,075)            83,453             83,114            65,654
         Participant withdrawals                                 (15,967)           (54,002)          (154,824)          (28,131)
                                                        -----------------  -----------------  ----------------- -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                        161,841            343,884            466,343           122,528
                                                        -----------------  -----------------  ----------------- -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          200,951            454,645            564,826           151,388
NET ASSETS
     Beginning of period                                         576,681          1,135,337          2,362,662           222,605
                                                        -----------------  -----------------  ----------------- -----------------
     End of period                                       $       777,632    $     1,589,982    $     2,927,488   $       373,993
                                                        =================  =================  ================= =================


                       See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004
                                   (CONTINUED)



                                                                              VIP GROWTH                             MUTUAL SHARES
                                                        VIP CONTRAFUND(R)    OPPORTUNITIES        VIP GROWTH          SECURITIES
                                                           SUBACCOUNT         SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                    $         3,468    $         1,895    $         1,832     $         6,435
         Net realized gain (loss)                                 12,648              3,926             15,298                 386
         Net change in unrealized appreciation
            (depreciation) on investment                         245,374             13,643             42,285              93,474
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from operations                                      261,490             19,464             59,415             100,295
                                                        -----------------  -----------------  -----------------   -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                    301,652             22,811            370,235             147,725
         Participant transfers                                   605,386            (81,960)           288,951             113,897
         Participant withdrawals                                (106,040)           (44,871)           (81,893)            (47,413)
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                        800,998           (104,020)           577,293             214,209
                                                        -----------------  -----------------  -----------------   -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        1,062,488            (84,556)           636,708             314,504
NET ASSETS
     Beginning of period                                       1,173,039            382,451          1,074,690             627,548
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $     2,235,527    $       297,895    $     1,711,398     $       942,052
                                                        =================  =================  =================   =================

                                                            TEMPLETON
                                                            DEVELOPING          TEMPLETON         TEMPLETON           TEMPLETON
                                                              MARKETS            FOREIGN         GLOBAL ASSET           GROWTH
                                                            SECURITIES          SECURITIES        ALLOCATION          SECURITIES
                                                             SUBACCOUNT         SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                    $            42    $        13,274    $           688     $        11,208
         Net realized gain (loss)                                  3,984                 14                 53                 411
         Net change in unrealized appreciation
            (depreciation) on investment                          (4,678)           212,855              3,467             154,124
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from operations                                         (652)           226,143              4,208             165,743
                                                        -----------------  -----------------  -----------------   -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                      2,243            304,791              3,066             211,797
         Participant transfers                                         -            264,254               (113)            244,310
         Participant withdrawals                                 (20,578)           (68,319)              (653)            (11,371)
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                        (18,335)           500,726              2,300             444,736
                                                        -----------------  -----------------  -----------------   -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          (18,987)           726,869              6,508             610,479
NET ASSETS
     Beginning of period                                          21,701            879,351             24,223             765,951
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $         2,714    $     1,606,220    $        30,731     $     1,376,430
                                                        =================  =================  =================   =================

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004
                                   (CONTINUED)



                                                                            RYDEX VARIABLE      SCUDDER VIT
                                                         RYDEX VARIABLE      TRUST SECTOR      EAFE(R) EQUITY         SCUDDER VIT
                                                           TRUST JUNO           ROTATION            INDEX          EQUITY 500 INDEX
                                                          SUBACCOUNT(1)        SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                    $            (1)   $             -    $         5,135     $        10,148
         Net realized gain (loss)                                    730                  9              1,559              (2,110)
         Net change in unrealized appreciation
            (depreciation) on investment                          (5,975)             2,501             36,406             101,660
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from operations                                       (5,246)             2,510             43,100             109,698
                                                        -----------------  -----------------  -----------------   -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                          -                873             36,326             318,448
         Participant transfers                                    78,036             12,436             74,233             853,616
         Participant withdrawals                                  (1,528)              (672)           (14,310)           (433,134)
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                         76,508             12,637             96,249             738,930
                                                        -----------------  -----------------  -----------------   -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           71,262             15,147            139,349             848,628
NET ASSETS
     Beginning of period                                               -              4,089            135,547             481,275
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $        71,262    $        19,236    $       274,896     $     1,329,903
                                                        =================  =================  =================   =================

                                                                                WANGER             WANGER
                                                                             INTERNATIONAL      INTERNATIONAL
                                                           TECHNOLOGY           SELECT            SMALL CAP        WANGER SELECT
                                                           SUBACCOUNT          SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                    $             1    $           673    $         3,758     $             -
         Net realized gain (loss)                                    125               (632)             1,190               1,349
         Net change in unrealized appreciation
            (depreciation) on investment                          (1,906)            51,257            179,897             146,933
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from operations                                       (1,780)            51,298            184,845             148,282
                                                        -----------------  -----------------  -----------------   -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                     24,942             41,091            161,765             165,491
         Participant transfers                                    (2,646)            21,963            119,802             321,315
         Participant withdrawals                                  (1,926)           (31,581)           (44,675)           (109,900)
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                         20,370             31,473            236,892             376,906
                                                        -----------------  -----------------  -----------------   -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           18,590             82,771            421,737             525,188
NET ASSETS
     Beginning of period                                          68,952            195,677            474,936             501,426
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $        87,542    $       278,448    $       896,673     $     1,026,614
                                                        =================  =================  =================   =================

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004
                                   (CONTINUED)





                                                            WANGER U.S.
                                                             SMALLER
                                                            COMPANIES
                                                            SUBACCOUNT
                                                        -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                    $            (4)
         Net realized gain (loss)                                  4,171
         Net change in unrealized appreciation
            (depreciation) on investment                         298,015
                                                        -----------------
         Net increase (decrease) in net assets resulting
            from operations                                      302,182
                                                        -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                    409,392
         Participant transfers                                    68,968
         Participant withdrawals                                 (85,362)
                                                        -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                        392,998
                                                        -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          695,180
NET ASSETS
     Beginning of period                                       1,366,784
                                                        -----------------
     End of period                                       $     2,061,964
                                                        =================

















Footnotes for Statements of Changes in Net Assets
For the period ended December 31, 2004

(1) From inception date April 5, 2004 to December 31, 2004.
(2) From inception date December 3, 2004 to December 31, 2004.
(a) Participant transfers include net assets transferred in from Janus Flexible Income on April 16, 2004.
(b) Participant transfers include net assets transferred in from Alliance/Bernstein Growth + Value and MFS Investors Trust on September 17, 2004.
(c) Participant transfers include net assets transferred in from Lazard U.S. Multi-Cap on September 24, 2004.
(d) Participant transfers include net assets transferred in from MFS Value on September 24, 2004.
(e) Participant transfers include net assets transferred in from Sanford Bernstein Global Value on September 24, 2004.
(f) Participant transfers include net assets transferred in from AIM Mid-Cap Equity on December 3, 2004.

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2003


                                                                                              PHOENIX-ALLIANCE/  PHOENIX-ALLIANCE/
                                                        PHOENIX-ABERDEEN     PHOENIX-AIM         BERNSTEIN          BERNSTEIN
                                                         INTERNATIONAL      MID-CAP EQUITY     ENHANCED INDEX     GROWTH + VALUE
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT        SUBACCOUNT(5)
                                                        -----------------  -----------------  -----------------  -----------------
FROM OPERATIONS
     Net investment income (loss)                       $          3,639   $              -   $          7,648   $            118
     Net realized gain (loss)                                         53                437            (14,346)                 -
     Net change in unrealized appreciation (depreciation)
         on investments                                           54,901             31,613            154,344              1,214
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) resulting from operations            58,593             32,050            147,646              1,332
                                                        -----------------  -----------------  -----------------  -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                         42,218             96,072            142,464             23,329
     Participant transfers                                        22,311 +          155,683             33,221              7,535
     Participant withdrawals                                      (4,915)           (33,881)           (12,265)               (51)
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                            59,614            217,874            163,420             30,813
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets                       118,207            249,924            311,066             32,145
NET ASSETS
     Beginning of period                                         138,119             44,820            522,319                  -
                                                        -----------------  -----------------  -----------------  -----------------
     End of period                                      $        256,326   $        294,744   $        833,385   $         32,145
                                                        =================  =================  =================  =================


                                                         PHOENIX-DUFF &    PHOENIX-ENGEMANN   PHOENIX-ENGEMANN    PHOENIX-GOODWIN
                                                           PHELPS REAL          CAPITAL       SMALL & MID-CAP         MONEY
                                                        ESTATE SECURITIES       GROWTH             GROWTH             MARKET
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                        -----------------  -----------------  -----------------  -----------------
FROM OPERATIONS
     Net investment income (loss)                       $         14,353   $            188   $              1   $         79,094
     Net realized gain (loss)                                     22,676                 76              5,024                  -
     Net change in unrealized appreciation (depreciation)
         on investments                                           93,190             51,892             14,703                  -
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) resulting from operations           130,219             52,156             19,728             79,094
                                                        -----------------  -----------------  -----------------  -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                        365,152             94,887             73,352          6,866,851
     Participant transfers                                       143,679               (119)           (16,430)        (4,357,727)
     Participant withdrawals                                     (33,447)            (4,478)                 -        (10,427,305)
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                           475,384             90,290             56,922         (7,918,181)
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets                       605,603            142,446             76,650         (7,839,087)
NET ASSETS
     Beginning of period                                         225,839            173,773             20,586         14,742,593
                                                        -----------------  -----------------  -----------------  -----------------
     End of period                                      $        831,442   $        316,219   $         97,236   $      6,903,506
                                                        =================  =================  =================  =================


                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2003
                                  (CONTINUED)

                                                         PHOENIX-GOODWIN    PHOENIX-GOODWIN     PHOENIX-JANUS      PHOENIX-KAYNE
                                                           MULTI-SECTOR       MULTI-SECTOR         FLEXIBLE           RISING
                                                           FIXED INCOME     SHORT TERM BOND         INCOME           DIVIDENDS
                                                            SUBACCOUNT        SUBACCOUNT(6)       SUBACCOUNT        SUBACCOUNT
                                                        -----------------  -----------------  -----------------  -----------------
FROM OPERATIONS
     Net investment income (loss)                       $         21,739   $            169   $         32,222   $             93
     Net realized gain (loss)                                      1,315                 (3)            25,575                127
     Net change in unrealized appreciation (depreciation)
         on investments                                           19,493                 72            (11,613)             2,751
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) resulting from operations            42,547                238             46,184              2,971
                                                        -----------------  -----------------  -----------------  -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                        205,715             26,194            264,252                 46
     Participant transfers                                        61,544            (13,359)           420,609                  -
     Participant withdrawals                                     (67,663)               (63)           (31,966)              (213)
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                           199,596             12,772            652,895               (167)
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets                       242,143             13,010            699,079              2,804
NET ASSETS
     Beginning of period                                         206,172                  -            547,407             15,653
                                                        -----------------  -----------------  -----------------  -----------------
     End of period                                      $        448,315   $         13,010   $      1,246,486   $         18,457
                                                        =================  =================  =================  =================


                                                          PHOENIX-KAYNE     PHOENIX-LAZARD     PHOENIX-LAZARD
                                                            SMALL-CAP        INTERNATIONAL        SMALL-CAP       PHOENIX-LAZARD
                                                          QUALITY VALUE     EQUITY SELECT           VALUE         U.S. MULTI-CAP
                                                           SUBACCOUNT        SUBACCOUNT(2)      SUBACCOUNT(4)      SUBACCOUNT(1)
                                                        -----------------  -----------------  -----------------  -----------------
FROM OPERATIONS
     Net investment income (loss)                       $            113   $          1,435   $             11   $              -
     Net realized gain (loss)                                         18                303                152                  2
     Net change in unrealized appreciation (depreciation)
         on investments                                            3,037             39,669                349                  8
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) resulting from operations             3,168             41,407                512                 10
                                                        -----------------  -----------------  -----------------  -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                              -             77,121                892                 45
     Participant transfers                                             -            197,567             13,578                  -
     Participant withdrawals                                         (39)            (8,293)               (69)                (8)
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                               (39)           266,395             14,401                 37
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets                         3,129            307,802             14,913                 47
NET ASSETS
     Beginning of period                                          15,654                  -                  -                  -
                                                        -----------------  -----------------  -----------------  -----------------
     End of period                                      $         18,783   $        307,802   $         14,913   $             47
                                                        =================  =================  =================  =================


                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2003
                                  (CONTINUED)

                                                          PHOENIX-LORD       PHOENIX-LORD        PHOENIX-LORD      PHOENIX-MFS
                                                           ABBETT BOND     ABBETT LARGE-CAP     ABBETT MID-CAP      INVESTORS
                                                            DEBENTURE            VALUE               VALUE         GROWTH STOCK
                                                           SUBACCOUNT         SUBACCOUNT          SUBACCOUNT        SUBACCOUNT
                                                        -----------------  -----------------  -----------------  -----------------
FROM OPERATIONS
     Net investment income (loss)                       $         16,688   $          2,099   $            149   $              3
     Net realized gain (loss)                                      4,694              1,140                235                289
     Net change in unrealized appreciation (depreciation)
         on investments                                           14,322             39,850              6,651             52,388
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) resulting from operations            35,704             43,089              7,035             52,680
                                                        -----------------  -----------------  -----------------  -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                        121,740            140,385             55,948             95,244
     Participant transfers                                       397,801            428,734             11,861            109,944 ++
     Participant withdrawals                                     (16,449)            (4,182)                 -             (3,804)
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                           503,092            564,937             67,809            201,384
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets                       538,796            608,026             74,844            254,064
NET ASSETS
     Beginning of period                                          23,480              2,239              3,925            105,892
                                                        -----------------  -----------------  -----------------  -----------------
     End of period                                      $        562,276   $        610,265   $         78,769   $        359,956
                                                        =================  =================  =================  =================


                                                          PHOENIX-MFS                                            PHOENIX-NORTHERN
                                                           INVESTORS         PHOENIX-MFS      PHOENIX-NORTHERN      NASDAQ-100
                                                             TRUST              VALUE              DOW 30            INDEX(R)
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                        -----------------  -----------------  -----------------  -----------------
FROM OPERATIONS
     Net investment income (loss)                       $            617   $          5,831   $          2,740   $              1
     Net realized gain (loss)                                         41                (53)                31                797
     Net change in unrealized appreciation (depreciation)
         on investments                                           18,886             67,274             36,803             41,795
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) resulting from operations            19,544             73,052             39,574             42,593
                                                        -----------------  -----------------  -----------------  -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                         33,655            124,309             91,659             18,818
     Participant transfers                                         4,579            191,146             17,792             13,411
     Participant withdrawals                                      (2,301)           (33,389)            (7,808)            (3,189)
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                            35,933            282,066            101,643             29,040
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets                        55,477            355,118            141,217             71,633
NET ASSETS
     Beginning of period                                          74,839            159,706            120,977             84,176
                                                        -----------------  -----------------  -----------------  -----------------
     End of period                                      $        130,316   $        514,824   $        262,194   $        155,809
                                                        =================  =================  =================  =================


                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2003
                                  (CONTINUED)

                                                        PHOENIX-OAKHURST   PHOENIX-OAKHURST                       PHOENIX-SANFORD
                                                           GROWTH AND         STRATEGIC       PHOENIX-OAKHURST       BERNSTEIN
                                                             INCOME           ALLOCATION        EQUITY VALUE       GLOBAL VALUE
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                        -----------------  -----------------  -----------------  -----------------
FROM OPERATIONS
     Net investment income (loss)                       $          3,856   $         21,177   $          7,484   $          1,783
     Net realized gain (loss)                                      2,355             38,966                (29)                17
     Net change in unrealized appreciation (depreciation)
         on investments                                           83,544             80,673            175,442             32,916
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) resulting from operations            89,755            140,816            182,897             34,716
                                                        -----------------  -----------------  -----------------  -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                        133,994            255,668            331,652             12,673
     Participant transfers                                        79,037           (504,764)           105,393             55,131
     Participant withdrawals                                      (7,529)           (31,684)           (31,132)            (5,019)
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                           205,502           (280,780)           405,913             62,785
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets                       295,257           (139,964)           588,810             97,501
NET ASSETS
     Beginning of period                                         171,892            782,919            528,086             44,980
                                                        -----------------  -----------------  -----------------  -----------------
     End of period                                      $        467,149   $        642,955   $      1,116,896   $        142,481
                                                        =================  =================  =================  =================


                                                         PHOENIX-SANFORD    PHOENIX-SANFORD
                                                            BERNSTEIN          BERNSTEIN       PHOENIX-SENECA     PHOENIX-SENECA
                                                             MID-CAP           SMALL-CAP           MID-CAP          STRATEGIC
                                                              VALUE              VALUE             GROWTH             THEME
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                        -----------------  -----------------  -----------------  -----------------
FROM OPERATIONS
     Net investment income (loss)                       $          1,143   $             25   $              1   $             25
     Net realized gain (loss)                                     21,901              5,841                 26                 22
     Net change in unrealized appreciation (depreciation)
         on investments                                          150,840            119,955             51,742             48,375
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) resulting from operations           173,884            125,821             51,769             48,422
                                                        -----------------  -----------------  -----------------  -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                        172,070            121,914             57,688             60,183
     Participant transfers                                       200,802             94,275             18,803             17,085
     Participant withdrawals                                      (8,038)           (11,590)            (3,523)            (2,667)
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                           364,834            204,599             72,968             74,601
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets                       538,718            330,420            124,737            123,023
NET ASSETS
     Beginning of period                                         237,432            233,128            157,582            105,987
                                                        -----------------  -----------------  -----------------  -----------------
     End of period                                      $        776,150   $        563,548   $        282,319   $        229,010
                                                        =================  =================  =================  =================


                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2003
                                  (CONTINUED)

                                                          PHOENIX-STATE        AIM V.I.           AIM V.I.        ALGER AMERICAN
                                                         STREET RESEARCH       CAPITAL            PREMIER            LEVERAGED
                                                         SMALL-CAP GROWTH    APPRECIATION          EQUITY             ALLCAP
                                                           SUBACCOUNT(3)      SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                        -----------------  -----------------  -----------------  -----------------
FROM OPERATIONS
     Net investment income (loss)                       $              -   $              -   $          1,477   $             (8)
     Net realized gain (loss)                                      1,600                (55)               183             (2,339)
     Net change in unrealized appreciation (depreciation)
         on investments                                              897             37,244             94,057            202,714
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) resulting from operations             2,497             37,189             95,717            200,367
                                                        -----------------  -----------------  -----------------  -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                         27,790             82,259            216,064            406,062
     Participant transfers                                             -              6,390              3,540            120,763
     Participant withdrawals                                        (122)            (9,096)            (8,607)           (13,849)
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                            27,668             79,553            210,997            512,976
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets                        30,165            116,742            306,714            713,343
NET ASSETS
     Beginning of period                                               -             78,543            269,967            421,994
                                                        -----------------  -----------------  -----------------  -----------------
     End of period                                      $         30,165   $        195,285   $        576,681   $      1,135,337
                                                        =================  =================  =================  =================


                                                                             FEDERATED HIGH
                                                          FEDERATED FUND      INCOME BOND
                                                             FOR U.S.          FUND II --
                                                            GOVERNMENT          PRIMARY             VIP             VIP GROWTH
                                                          SECURITIES II         SHARES          CONTRAFUND(R)      OPPORTUNITIES
                                                            SUBACCOUNT         SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                                        -----------------  -----------------  -----------------  -----------------
FROM OPERATIONS
     Net investment income (loss)                       $         43,782   $          8,430   $          1,000   $          1,438
     Net realized gain (loss)                                      1,783            463,327              2,037             (1,658)
     Net change in unrealized appreciation (depreciation)
         on investments                                           (5,102)            17,858            144,986             67,410
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) resulting from operations            40,463            489,615            148,023             67,190
                                                        -----------------  -----------------  -----------------  -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                      1,071,260             73,704            292,922            104,937
     Participant transfers                                       267,413           (391,865)           521,806             13,730
     Participant withdrawals                                     (66,940)           (30,054)           (31,902)           (12,439)
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                         1,271,733           (348,215)           782,826            106,228
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets                     1,312,196            141,400            930,849            173,418
NET ASSETS
     Beginning of period                                       1,050,466             81,205            242,190            209,033
                                                        -----------------  -----------------  -----------------  -----------------
     End of period                                      $      2,362,662   $        222,605   $      1,173,039   $        382,451
                                                        =================  =================  =================  =================


                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2003
                                  (CONTINUED)

                                                                                                 TEMPLETON
                                                                                                 DEVELOPING         TEMPLETON
                                                              VIP            MUTUAL SHARES         MARKETS           FOREIGN
                                                             GROWTH            SECURITIES        SECURITIES         SECURITIES
                                                           SUBACCOUNT          SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                                        -----------------  -----------------  -----------------  -----------------
FROM OPERATIONS
     Net investment income (loss)                       $            463   $          3,799   $            198   $          5,966
     Net realized gain (loss)                                     (7,428)             2,037                 (1)               429
     Net change in unrealized appreciation (depreciation)
         on investments                                          133,967             85,463              7,153            123,518
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) resulting from operations           127,002             91,299              7,350            129,913
                                                        -----------------  -----------------  -----------------  -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                        216,539             50,871                  -            154,070
     Participant transfers                                       596,352            303,718              5,001            464,249
     Participant withdrawals                                     (38,231)           (10,595)            (2,348)           (31,437)
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                           774,660            343,994              2,653            586,882
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets                       901,662            435,293             10,003            716,795
NET ASSETS
     Beginning of period                                         173,028            192,255             11,698            162,556
                                                        -----------------  -----------------  -----------------  -----------------
     End of period                                      $      1,074,690   $        627,548   $         21,701   $        879,351
                                                        =================  =================  =================  =================


                                                           TEMPLETON          TEMPLETON        RYDEX VARIABLE      SCUDDER VIT
                                                          GLOBAL ASSET          GROWTH          TRUST SECTOR      EAFE(R) EQUITY
                                                           ALLOCATION         SECURITIES          ROTATION            INDEX
                                                           SUBACCOUNT         SUBACCOUNT        SUBACCOUNT(7)       SUBACCOUNT
                                                        -----------------  -----------------  -----------------  -----------------
FROM OPERATIONS
     Net investment income (loss)                       $            398   $          5,771   $              -   $          2,462
     Net realized gain (loss)                                          2                 71                  -                 (2)
     Net change in unrealized appreciation (depreciation)
         on investments                                            4,750            132,168                 81             25,135
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) resulting from operations             5,150            138,010                 81             27,595
                                                        -----------------  -----------------  -----------------  -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                          4,304            191,599              4,018             43,062
     Participant transfers                                         1,158            163,467                  -             45,094
     Participant withdrawals                                        (514)            (7,326)               (10)              (978)
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                             4,948            347,740              4,008             87,178
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets                        10,098            485,750              4,089            114,773
NET ASSETS
     Beginning of period                                          14,125            280,201                  -             20,774
                                                        -----------------  -----------------  -----------------  -----------------
     End of period                                      $         24,223   $        765,951   $          4,089   $        135,547
                                                        =================  =================  =================  =================


                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2003
                                  (CONTINUED)

                                                           SCUDDER VIT                                                WANGER
                                                           EQUITY 500                          WANGER FOREIGN      INTERNATIONAL
                                                             INDEX            TECHNOLOGY           FORTY            SMALL CAP
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                        -----------------  -----------------  -----------------  -----------------
FROM OPERATIONS
     Net investment income (loss)                       $          1,781   $            105   $             93   $            711
     Net realized gain (loss)                                         48                  2                 30                108
     Net change in unrealized appreciation (depreciation)
         on investments                                           63,168             13,608             25,026            113,429
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) resulting from operations            64,997             13,715             25,149            114,248
                                                        -----------------  -----------------  -----------------  -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                        197,398             20,293              5,254            133,626
     Participant transfers                                       175,554             13,301            142,795             70,662
     Participant withdrawals                                      (2,692)              (488)            (2,663)           (17,851)
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                           370,260             33,106            145,386            186,437
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets                       435,257             46,821            170,535            300,685
NET ASSETS
     Beginning of period                                          46,018             22,131             25,142            174,251
                                                        -----------------  -----------------  -----------------  -----------------
     End of period                                      $        481,275   $         68,952   $        195,677   $        474,936
                                                        =================  =================  =================  =================


                                                                              WANGER U.S.
                                                             WANGER             SMALLER
                                                             TWENTY            COMPANIES
                                                           SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------
FROM OPERATIONS
     Net investment income (loss)                       $              -   $             19
     Net realized gain (loss)                                        196              1,227
     Net change in unrealized appreciation (depreciation)
         on investments                                           56,108            341,189
                                                        -----------------  -----------------
     Net increase (decrease) resulting from operations            56,304            342,435
                                                        -----------------  -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                         86,587            383,928
     Participant transfers                                       298,445            128,003
     Participant withdrawals                                     (20,622)           (52,241)
                                                        -----------------  -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                           364,410            459,690
                                                        -----------------  -----------------
     Net increase (decrease) in net assets                       420,714            802,125
NET ASSETS
     Beginning of period                                          80,712            564,659
                                                        -----------------  -----------------
     End of period                                      $        501,426   $      1,366,784
                                                        =================  =================


+ Participant transfers include net assets transferred in from Aberdeen New Asia on February 7, 2003.

++ Participant transfers include net assets transferred in from MFS Investors
   Growth and Van Kampen Focus Equity on February 14, 2003.

Footnotes for Statements of Changes in Net Assets
For the period ended December 31, 2003

(1) From inception January 16, 2003 to December 31, 2003.
(2) From inception April 11, 2003 to December 31, 2003.
(3) From inception April 22, 2003 to December 31, 2003.
(4) From inception July 14, 2003 to December 31, 2003.
(5) From inception September 5, 2003 to December 31, 2003.
(6) From inception November 11, 2003 to December 31, 2003.
(7) From inception December 22, 2003 to December 31, 2003.


                        See Notes to Financial Statements

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION


   The Phoenix Life Variable Universal Life Account (the "Account"), is a separate investment account of Phoenix Life Insurance Company ("Phoenix"). Phoenix is a wholly-owned subsidiary of The Phoenix Companies, Inc. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established June 17, 1985. The Account is used to fund benefits for variable life products issued by Phoenix, including Phoenix Executive VUL(R), Corporate Edge (the "Product"). These financial statements are presented for the Product.


   The Account currently consists of 50 subaccounts that invest in shares of a specific series of a mutual fund. The mutual funds include The Phoenix Edge Series Fund, AIM Variable Insurance Funds, The Alger American Fund, Federated Insurance Series, Fidelity(R) Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, The Rydex Variable Trust, Scudder Investments VIT Funds, The Universal Institutional Funds, Inc. and Wanger Advisors Trust (collectively, the "Funds"). As of December 31, 2004, all subaccounts were available for investment.

   Each series has distinct investment objectives as outlined below. Additionally, policyholders also may direct the allocation of their investments between the Account and the Guaranteed Interest Account.


   The investment objectives as listed below are consistent with the investment objectives as listed in The Phoenix Edge Series annual report. The investment objectives for all of the Funds can also be found in the various Funds' prospectuses.

------------------------------------------------------------------------------------------------------------------------
                     SERIES NAME                                             INVESTMENT OBJECTIVE
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Aberdeen International Series                    High total return consistent with reasonable risk
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-AIM Growth Series                                Long-term growth of capital and future income ratherthan
(formerly, Phoenix-MFS Investors Growth Stock Series)    current income
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series
(formerly, Phoenix-State Street Research Small-Cap       Long-term capital growth
Growth Series)
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index Series         High total return
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series      Capital appreciation and income with approximately equal
                                                         emphasis
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                   Intermediate and long-term growth of capital appreciation with income as a secondary consideration
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Engemann Growth and Income Series                Dividend growth, current income and capital appreciation
(formerly, Phoenix-Oakhurst Growth and Income Series)
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series
(formerly, Phoenix-Engemann Small & Mid-Cap Growth       Long-term growth of capital
Series)
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series             High total return over an extended period of time consistent
(formerly, Phoenix-Oakhurst Strategic Allocation         with prudent investment risk
Series)
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Engemann Value Equity Series                     Long-term capital appreciation with current income as a
(formerly, Phoenix-Oakhurst Value Equity Series)         secondary consideration
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Goodwin Money Market Series                      As high a level of current income as is consistent with the preservation of capital and maintenance of liquidity
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series         Long-term total return
------------------------------------------------------- ----------------------------------------------------------------
                                                         To provide high current income while attempting to limit
Phoenix-Goodwin Multi-Sector Short Term  Bond Series     changes in the series' net asset value per share caused by interest rate changes
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series                    Long-term capital appreciation with dividend income as a
                                                         secondary consideration
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value Series             Long-term capital appreciation with dividend income as a
                                                         secondary consideration
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Lazard International Equity Select Series        Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Lazard Small-Cap Value Series                    Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture Series                High current income and long-term capital appreciation to
                                                         produce a high total return
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value Series               Capital appreciation with income as a secondary consideration
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value Series                 Capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Northern Dow 30 Series                           To track the total return of the Dow Jones Industrial
                                                         Average(SM) before series expenses
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series              To track the total return of the Nasdaq-100 Index(R) before series expenses
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series           Long-term capital appreciation with current income as a
                                                         secondary investment objective
------------------------------------------------------- ----------------------------------------------------------------
                                                         Long-term capital appreciation by investing primarily in
Phoenix-Sanford Bernstein Small-Cap Value Series         small-capitalization stocks that appear to be undervalued with current income as a secondary investment objective
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                     Capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                    Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                       Growth of capital
------------------------------------------------------- ----------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund                        Long-term growth of capital
------------------------------------------------------- ----------------------------------------------------------------
AIM V.I. Premier Equity Fund                             Long-term growth of capital with income as a secondary
                                                         objective
------------------------------------------------------------------------------------------------------------------------

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


------------------------------------------------------------------------------------------------------------------------
                     SERIES NAME                                             INVESTMENT OBJECTIVE
------------------------------------------------------- ----------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Federated Fund for U.S. Government Securities II         Current income by investing primarily in a diversified
                                                         portfolio or U.S. government securities
------------------------------------------------------- ----------------------------------------------------------------
Federated High Income Bond Fund II                       High current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities
------------------------------------------------------- ----------------------------------------------------------------
VIP Contrafund(R) Portfolio                              Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
VIP Growth Opportunities Portfolio                       Capital growth
------------------------------------------------------- ----------------------------------------------------------------
VIP Growth Portfolio                                     Capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Mutual Shares Securities Fund                            Capital appreciation with income as a secondary goal
------------------------------------------------------- ----------------------------------------------------------------
Templeton Developing Markets Securities Fund             Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Templeton Foreign Securities Fund                        Long-term capital growth
------------------------------------------------------- ----------------------------------------------------------------
Templeton Global Asset Allocation Fund                   High total return
------------------------------------------------------- ----------------------------------------------------------------
Templeton Growth Securities Fund                         Long-term capital growth
------------------------------------------------------- ----------------------------------------------------------------
                                                         To provide investment results that will inversely correlate to the price movements of a benchmark for U.S. Treasury debt
Rydex Variable Trust Juno Fund                           instruments or futures contract on a specified debt instrument.
                                                         The Fund's current benchmark is the inverse of the daily price movement of the Long Treasury Bond.
------------------------------------------------------- ----------------------------------------------------------------
                                                         To provide investment results that match the performance of a
Rydex Variable Trust Nova Fund                           specific benchmark on a daily basis. The Fund's current
                                                         benchmark is 150% of the performance of the S&P 500(R) Index
                                                         (the "underlying index").
------------------------------------------------------- ----------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund                Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
                                                         Match the performance of the Morgan Stanley Capital
Scudder VIT EAFE(R) Equity Index Fund                    International EAFE(R) Index which emphasizes stocks of
                                                         companies in major markets in Europe, Australasia and the
                                                         Far East
------------------------------------------------------- ----------------------------------------------------------------
                                                         Match the performance of the Standard & Poor's 500 Composite
Scudder VIT Equity 500 Index Fund                        Stock Price Index which emphasizes stocks of large U.S.
                                                         companies
------------------------------------------------------- ----------------------------------------------------------------
Technology Portfolio                                     Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Wanger International Select                              Long-term growth of capital
(formerly, Wanger Foreign Forty)
------------------------------------------------------- ----------------------------------------------------------------
Wanger International Small Cap                           Long-term growth of capital
------------------------------------------------------- ----------------------------------------------------------------
Wanger Select                                            Long-term growth of capital
(formerly, Wanger Twenty)
------------------------------------------------------- ----------------------------------------------------------------
Wanger U.S. Smaller Companies                            Long-term growth of capital
------------------------------------------------------- ----------------------------------------------------------------


NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

   A. VALUATION OF INVESTMENTS: Investments are made exclusively in the Funds and are valued at the net asset values per share of the respective series.

   B. INVESTMENT TRANSACTIONS AND RELATED INCOME: Investment transactions are recorded on the trade date. Realized gains and losses include capital gain distributions from the Funds as well as gains and losses on sales of shares in the Funds determined on the LIFO (last in, first out) basis.

   C. INCOME TAXES: The Account is not a separate entity from Phoenix and, under current federal income tax law, income arising from the Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal taxes is required.

   D. DISTRIBUTIONS: Distributions from the Funds are recorded by each subaccount on the ex-dividend date.

   E. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosure of contingent assets and liabilities, revenues and expenses. Actual results could differ from those estimates.

   F. CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD: As of December 31, 2004, there were no contracts in the payout (annuitization) period.

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND PROCEEDS FROM SALES OF SHARES OF THE FUNDS
      Purchases and proceeds from sales of shares of the Funds for the period ended December 31, 2004 aggregated the following:

SUBACCOUNT                                                                 PURCHASES                      SALES
----------                                                                 ---------                      -----
The Phoenix Edge Series Fund
      Phoenix-Aberdeen International Series                          $             389,590         $           11,721
      Phoenix-AIM Growth Series                                                    209,728                     95,388
      Phoenix-Alger Small-Cap Growth Series                                        211,535                     26,578
      Phoenix-Alliance/Bernstein Enhanced Index Series                             294,555                    163,488
      Phoenix-Duff & Phelps Real Estate Securities Series                        1,002,970                    124,603
      Phoenix-Engemann Capital Growth Series                                       129,131                      9,157
      Phoenix-Engemann Growth and Income Series                                    655,647                     80,034
      Phoenix-Engemann Small-Cap Growth Series                                      46,614                     16,137
      Phoenix-Engemannt Strategic Allocation Series                                259,313                     70,327
      Phoenix-Engemann Value Equity Series                                       1,409,137                    223,618
      Phoenix-Goodwin Money Market Series                                        3,237,537                  4,828,215
      Phoenix-Goodwin Multi-Sector Fixed Income Series                           2,393,274                    359,662
      Phoenix-Goodwin Multi-Sector Short Term Bond Series                          116,655                      5,812
      Phoenix-Kayne Rising Dividends Series                                        213,253                      1,852
      Phoenix-Kayne Small-Cap Quality Value Series                                  90,402                     21,207
      Phoenix-Lazard International Equity Select Series                            466,413                     94,755
      Phoenix-Lazard Small-Cap Value Series                                         55,909                      3,448
      Phoenix-Lord Abbett Bond-Debenture Series                                    520,311                     22,820
      Phoenix-Lord Abbett Large-Cap Value Series                                   879,361                     82,705
      Phoenix-Lord Abbett Mid-Cap Value Series                                     235,343                      4,814
      Phoenix-Northern Dow 30 Series                                               161,285                     54,945
      Phoenix-Northern Nasdaq-100 Index(R) Series                                  118,286                    143,616
      Phoenix-Sanford Bernstein Mid-Cap Value Series                               485,562                     34,603
      Phoenix-Sanford Bernstein Small-Cap Value Series                             342,179                     73,551
      Phoenix-Seneca Mid-Cap Growth Series                                         218,984                     25,306
      Phoenix-Seneca Strategic Theme Series                                         36,898                     27,483

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND PROCEEDS FROM SALES OF SHARES OF THE FUNDS (CONTINUED)


SUBACCOUNT                                                                 PURCHASES                      SALES
----------                                                                 ---------                      -----
AIM VARIABLE INSURANCE FUNDS -- SERIES I SHARES
-----------------------------------------------
      AIM V.I. Capital Appreciation Fund                             $             188,732         $           46,449
      AIM V.I. Mid-Cap Core Equity Fund                                            521,460                      3,969
      AIM V.I. Premier Equity Fund                                                 253,176                     87,975


THE ALGER AMERICAN FUND -- CLASS O SHARES
-----------------------------------------
      Alger American Leveraged AllCap Portfolio                                    412,425                     68,533


FEDERATED INSURANCE SERIES
--------------------------
      Federated Fund for U.S. Government Securities II                           1,107,666                    517,780
      Federated High Income Bond Fund II -- Primary Shares                         209,348                     70,514


FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- SERVICE CLASS
--------------------------------------------------------
      VIP Contrafund(R) Portfolio                                                  894,484                     90,017
      VIP Growth Opportunities Portfolio                                            66,575                    168,700
      VIP Growth Portfolio                                                         681,570                    102,445


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 2
---------------------------------------------------------------
      Mutual Shares Securities Fund                                                293,671                     73,027
      Templeton Developing Markets Securities Fund                                   2,319                     20,612
      Templeton Foreign Securities Fund                                            570,593                     56,593
      Templeton Global Asset Allocation Fund                                         3,755                        767
      Templeton Growth Securities Fund                                             502,690                     46,746


THE RYDEX VARIABLE TRUST
------------------------
      Rydex Variable Trust Juno Fund                                                78,549                      1,305
      Rydex Variable Trust Sector Rotation Fund                                     13,067                        430


SCUDDER INVESTMENT VIT FUNDS -- CLASS A
---------------------------------------
      Scudder VIT EAFE(R) Equity Index Fund                                        149,153                     47,769
      Scudder VIT Equity 500 Index Fund                                            808,947                     59,869


THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -- CLASS I SHARES
---------------------------------------------------------
      Technology Portfolio                                                          35,164                     14,793


WANGER ADVISORS TRUST
---------------------
      Wanger International Select                                                   75,810                     43,664
      Wanger International Small Cap                                               318,593                     77,943
      Wanger Select                                                                489,679                    112,202
      Wanger U.S. Smaller Companies                                                579,224                    186,230

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS
     A summary of Financial Highlights of the Account for the periods ended December 31, 2004, 2003, 2002 and 2001 follows:

                                                                                          PERIOD ENDED
                                                                                          DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
THE PHOENIX EDGE SERIES FUND
----------------------------
     PHOENIX-ABERDEEN INTERNATIONAL SERIES(1)
     Accumulation units outstanding                                685,954          291,056           206,808            2,955
     Unit value                                                  $1.063697        $0.880674         $0.667861        $0.783921
     Net assets (thousands)                                           $730             $256              $138               $2
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         3.53%            2.01%             2.04%                - *
     Total return                                                   20.78%           31.86%          (14.81%)         (21.67%)


     PHOENIX-AIM GROWTH SERIES
     Accumulation units outstanding                                627,629          474,426           168,634           25,216
     Unit value                                                  $0.790638        $0.758718         $0.627943        $0.882424
     Net assets (thousands)                                           $496             $360              $106              $22
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         0.11%                -                 -                -
     Total return                                                    4.21%           20.83%          (28.84%)            2.65%


     PHOENIX-ALGER SMALL-CAP GROWTH SERIES(14)
     Accumulation units outstanding                                133,495           19,501                 -                -
     Unit value                                                  $1.579653        $1.546830                 -                -
     Net assets (thousands)                                           $211              $30                 -                -
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                             -                - *               -                -
     Total return                                                    2.12%           44.83%                 -                -


     PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES
     Accumulation units outstanding                              1,141,049        1,000,261           791,339          511,236
     Unit value                                                  $0.915129        $0.833168         $0.660045        $0.864883
     Net assets (thousands)                                         $1,044             $833              $522             $442
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         1.55%            1.12%             0.98%            1.25%
     Total return                                                    9.84%           26.23%          (23.68%)         (11.90%)


     PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES(1)
     Accumulation units outstanding                                846,315          482,705           181,287           31,756
     Unit value                                                  $2.320005        $1.722464         $1.245754        $1.111468
     Net assets (thousands)                                         $1,963             $831              $226              $35
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         2.48%            3.77%             4.30%            6.07% *
     Total return                                                   34.69%           38.27%            12.08%           11.15%

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                          PERIOD ENDED
                                                                                          DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES(7)
     Accumulation units outstanding                                516,876          379,665           263,903          138,830
     Unit value                                                  $0.874295        $0.832889         $0.658474        $0.875741
     Net assets (thousands)                                           $452             $316              $174             $122
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         0.96%            0.09%                 -                - *
     Total return                                                    4.97%           26.49%          (24.81%)            4.18%


     PHOENIX-ENGEMANN GROWTH AND INCOME SERIES(5)
     Accumulation units outstanding                              1,080,467          494,278           231,821           81,238
     Unit value                                                  $1.044127        $0.945114         $0.741485        $0.956905
     Net assets (thousands)                                         $1,128             $467              $172              $78
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         1.49%            1.22%             1.31%            1.98% *
     Total return                                                   10.48%           27.46%          (22.51%)            6.90%


     PHOENIX-ENGEMANN SMALL-CAP GROWTH SERIES(1)
     Accumulation units outstanding                                159,396          123,349            38,237            3,261
     Unit value                                                  $0.864718        $0.788299         $0.538375        $0.756199
     Net assets (thousands)                                           $138              $97               $21               $2
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                             -                -                 -            0.05% *
     Total return                                                    9.69%           46.42%          (28.81%)         (24.38%)


     PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES
     Accumulation units outstanding                                726,249          593,064           865,694           85,780
     Unit value                                                  $1.164996        $1.084123         $0.904398        $1.022800
     Net assets (thousands)                                           $846             $643              $783              $88
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         2.65%            2.62%             3.09%            3.37%
     Total return                                                    7.46%           19.87%          (11.58%)            1.87%


     PHOENIX-ENGEMANN VALUE EQUITY SERIES(1)
     Accumulation units outstanding                              2,731,344        1,354,518           793,344           90,276
     Unit value                                                  $0.931066        $0.824570         $0.665645        $0.852646
     Net assets (thousands)                                         $2,543           $1,117              $528              $77
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         1.09%            0.97%             1.38%            2.65% *
     Total return                                                   12.92%           23.88%          (21.93%)         (14.74%)

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                          PERIOD ENDED
                                                                                          DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
     PHOENIX-GOODWIN MONEY MARKET SERIES
     Accumulation units outstanding                              4,897,149        6,413,895        13,790,781        2,726,065
     Unit value                                                  $1.084882        $1.076336         $1.069018        $1.054041
     Net assets (thousands)                                         $5,313           $6,904           $14,743           $2,873
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         0.78%            0.69%             1.38%            2.81%
     Total return                                                    0.79%            0.68%             1.42%            3.82%


     PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES(6)
     Accumulation units outstanding                              1,823,428          345,662           182,133           74,108
     Unit value                                                  $1.385650        $1.296974         $1.131984        $1.029096
     Net assets (thousands)                                         $2,527             $448              $206              $76
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         6.38%            6.97%             7.51%           16.53% *
     Total return                                                    6.84%           14.58%            10.00%            3.52%


     PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES(16)
     Accumulation units outstanding                                116,190           12,637                 -                -
     Unit value                                                  $1.084540        $1.029611                 -                -
     Net assets (thousands)                                           $126              $13                 -                -
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         4.76%           11.34% *               -                -
     Total return                                                    5.33%            2.47%                 -                -


     PHOENIX-KAYNE RISING DIVIDENDS SERIES(12)
     Accumulation units outstanding                                195,847           16,052            16,213                -
     Unit value                                                  $1.210290        $1.149845         $0.965490                -
     Net assets (thousands)                                           $237              $18               $16                -
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         3.44%            0.56%                 - *              -
     Total return                                                    5.26%           19.09%             0.00% **             -


     PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES(12)
     Accumulation units outstanding                                 68,782           15,462            15,498                -
     Unit value                                                  $1.526933        $1.214893         $1.010049                -
     Net assets (thousands)                                           $105              $19               $16                -
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         1.01%            0.84%                 - *              -
     Total return                                                   25.68%           20.28%             0.00% **             -

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                          PERIOD ENDED
                                                                                          DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
     PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES(13)
     Accumulation units outstanding                                530,634          247,561                 -                -
     Unit value                                                  $1.440471        $1.243336                 -                -
     Net assets (thousands)                                           $764             $308                 -                -
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         1.39%            1.17% *               -                -
     Total return                                                   15.86%           31.21%                 -                -


     PHOENIX-LAZARD SMALL-CAP VALUE SERIES(15)
     Accumulation units outstanding                                 44,465           10,964                 -                -
     Unit value                                                  $1.555448        $1.360017                 -                -
     Net assets (thousands)                                            $69              $15                 -                -
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                             -            0.68% *               -                -
     Total return                                                   14.37%           17.11%                 -                -


     PHOENIX-LORD ABBETT BOND-DEBENTURE SERIES(12)
     Accumulation units outstanding                                792,075          448,923            24,320                -
     Unit value                                                  $1.358031        $1.252500         $1.063643                -
     Net assets (thousands)                                         $1,076             $562               $23                -
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         5.48%            6.94%                 - *              -
     Total return                                                    8.43%           17.76%             0.00% **             -


     PHOENIX-LORD ABBETT LARGE-CAP VALUE SERIES(11)
     Accumulation units outstanding                              1,061,920          472,161             2,256                -
     Unit value                                                  $1.455971        $1.292493         $0.992413                -
     Net assets (thousands)                                         $1,546             $610                $2                -
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         1.11%            1.94%             0.66% *              -
     Total return                                                   12.65%           30.24%             9.43%                -


     PHOENIX-LORD ABBETT MID-CAP VALUE SERIES(11)
     Accumulation units outstanding                                234,915           63,261             3,923                -
     Unit value                                                  $1.546971        $1.245152         $1.000402                -
     Net assets (thousands)                                           $363              $79                $4                -
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         0.71%            0.68%             2.19% *              -
     Total return                                                   24.24%           24.47%             7.41%                -

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                          PERIOD ENDED
                                                                                          DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
     PHOENIX-NORTHERN DOW 30 SERIES(6)
     Accumulation units outstanding                                354,053          257,107           151,138          179,439
     Unit value                                                  $1.067413        $1.019782         $0.800437        $0.947252
     Net assets (thousands)                                           $378             $262              $121             $170
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         1.71%            1.89%             1.28%            8.58% *
     Total return                                                    4.67%           27.40%          (15.50%)            8.76%


     PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES
     Accumulation units outstanding                                259,894          312,806           251,544          335,064
     Unit value                                                  $0.548103        $0.498101         $0.334637        $0.536083
     Net assets (thousands)                                           $142             $156               $84             $180
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         0.44%                -                 -                -
     Total return                                                   10.04%           48.85%          (37.58%)         (33.04%)


     PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES(1)
     Accumulation units outstanding                                743,639          519,298           223,948           93,650
     Unit value                                                  $1.799591        $1.494611         $1.060210        $1.159325
     Net assets (thousands)                                         $1,338             $776              $237             $109
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         0.19%            0.26%             1.20%            4.31% *
     Total return                                                   20.41%           40.97%           (8.55%)           15.93%


     PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES(1)
     Accumulation units outstanding                                519,248          396,405           235,906           56,168
     Unit value                                                  $1.743989        $1.421642         $0.988222        $1.080436
     Net assets (thousands)                                           $906             $564              $233              $61
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                             -                -             0.75%            2.37% *
     Total return                                                   22.67%           43.86%           (8.53%)            8.04%


     PHOENIX-SENECA MID-CAP GROWTH SERIES(1)
     Accumulation units outstanding                                725,367          429,193           308,636           63,219
     Unit value                                                  $0.702013        $0.657789         $0.510577        $0.756395
     Net assets (thousands)                                           $509             $282              $158              $48
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                             -                -                 -                - *
     Total return                                                    6.72%           28.83%          (32.50%)         (24.36%)

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                          PERIOD ENDED
                                                                                          DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
     PHOENIX-SENECA STRATEGIC THEME SERIES(1)
     Accumulation units outstanding                                370,307          354,956           225,485           72,976
     Unit value                                                  $0.680253        $0.645176         $0.470040        $0.722909
     Net assets (thousands)                                           $252             $229              $106              $53
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                             -                -                 -                - *
     Total return                                                    5.44%           37.26%          (34.98%)         (27.71%)


AIM VARIABLE INSURANCE FUNDS -- SERIES I SHARES
-----------------------------------------------
     AIM V.I. CAPITAL APPRECIATION FUND(2)
     Accumulation units outstanding                                368,701          213,976           111,465           13,658
     Unit value                                                  $0.973133        $0.912653         $0.704648        $0.931523
     Net assets (thousands)                                           $359             $195               $79              $13
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                             -                -                 -                - *
     Total return                                                    6.63%           29.52%          (24.36%)            0.73%


     AIM V.I. MID-CAP CORE EQUITY FUND(19)
     Accumulation units outstanding                                496,146                -                 -                -
     Unit value                                                  $1.017525                -                 -                -
     Net assets (thousands)                                           $505                -                 -                -
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         1.93% *              -                 -                -
     Total return                                                    1.98%                -                 -                -


     AIM V.I. PREMIER EQUITY FUND(3)
     Accumulation units outstanding                                891,884          699,585           409,641           93,308
     Unit value                                                  $0.871898        $0.824319         $0.659033        $0.944961
     Net assets (thousands)                                           $778             $577              $270              $88
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         0.52%            0.37%             0.55%            1.76% *
     Total return                                                    5.77%           25.08%           (33.26%)           2.18%


THE ALGER AMERICAN FUND -- CLASS O SHARES
-----------------------------------------
     ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO(1)
     Accumulation units outstanding                              1,900,582        1,468,243           735,227           79,530
     Unit value                                                  $0.836576        $0.773262         $0.573964        $0.868461
     Net assets (thousands)                                         $1,590           $1,135              $422              $69
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                             -                -             0.01%                - *
     Total return                                                    8.19%           34.72%          (33.91%)         (13.15%)

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                          PERIOD ENDED
                                                                                          DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
FEDERATED INSURANCE SERIES
--------------------------
     FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
     Accumulation units outstanding                              2,305,325        1,927,707           877,356          249,700
     Unit value                                                  $1.269881        $1.225634         $1.197309        $1.097978
     Net assets (thousands)                                         $2,927           $2,363            $1,050             $274
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         4.03%            2.35%             2.04%            2.39%
     Total return                                                    3.61%            2.37%             9.05%            7.03%


     FEDERATED HIGH INCOME BOND FUND II -- PRIMARY SHARES(6)
     Accumulation units outstanding                                274,644          180,574            80,507           20,802
     Unit value                                                  $1.361738        $1.232763         $1.008665        $0.994847
     Net assets (thousands)                                           $374             $223               $81              $21
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         5.87%            0.43%             4.79%                - *
     Total return                                                   10.46%           22.22%             1.39%            5.03%


FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- SERVICE CLASS
--------------------------------------------------------
     VIP CONTRAFUND(R) PORTFOLIO(1)
     Accumulation units outstanding                              1,807,648        1,094,017           289,915           36,887
     Unit value                                                  $1.236705        $1.072231         $0.835382        $0.922303
     Net assets (thousands)                                         $2,236           $1,173              $242              $34
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         0.21%            0.19%             0.17%                - *
     Total return                                                   15.34%           28.35%           (9.42%)          (7.77%)


     VIP GROWTH OPPORTUNITIES PORTFOLIO(2)
     Accumulation units outstanding                                288,836          396,999           281,345          158,682
     Unit value                                                  $1.031362        $0.963357         $0.742979        $0.951516
     Net assets (thousands)                                           $298             $382              $209             $151
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         0.52%            0.57%             0.71%                - *
     Total return                                                    7.06%           29.66%          (21.92%)          (0.13%)


     VIP GROWTH PORTFOLIO
     Accumulation units outstanding                              2,256,786        1,463,425           312,984          107,306
     Unit value                                                  $0.758334        $0.734366         $0.553064        $0.792334
     Net assets (thousands)                                         $1,711           $1,075              $173              $85
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         0.13%            0.08%             0.08%                -
     Total return                                                    3.26%           32.78%          (30.20%)         (17.73%)

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                          PERIOD ENDED
                                                                                          DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 2
---------------------------------------------------------------
     MUTUAL SHARES SECURITIES FUND(3)
     Accumulation units outstanding                                771,341          578,736           221,890           82,345
     Unit value                                                  $1.221318        $1.084341         $0.866444        $0.982491
     Net assets (thousands)                                           $942             $628              $192              $81
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         0.81%            1.08%             0.84%                - *
     Total return                                                   12.63%           25.15%          (11.81%)          (2.03%)


     TEMPLETON DEVELOPING MARKETS SECURITIES FUND(10)
     Accumulation units outstanding                                  1,523           15,190            12,527                -
     Unit value                                                  $1.781662        $1.428629         $0.933802                -
     Net assets (thousands)                                             $3              $22               $12                -
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         0.41%            1.25%             2.26% *              -
     Total return                                                   24.71%           52.99%          (12.95%)                -


     TEMPLETON FOREIGN SECURITIES FUND
     Accumulation units outstanding                              1,426,759          925,834           226,283           80,270
     Unit value                                                  $1.125782        $0.949794         $0.718373        $0.882099
     Net assets (thousands)                                         $1,606             $879              $163              $71
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         1.08%            1.59%             1.22%            2.53%
     Total return                                                   18.53%           32.21%          (18.56%)         (15.99%)


     TEMPLETON GLOBAL ASSET ALLOCATION FUND(9)
     Accumulation units outstanding                                 21,842           19,922            15,329                -
     Unit value                                                  $1.406961        $1.215857         $0.921437                -
     Net assets (thousands)                                            $31              $24               $14                -
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         2.68%            2.33%             1.64% *              -
     Total return                                                   15.72%           31.95%           (6.69%)                -


     TEMPLETON GROWTH SECURITIES FUND(2)
     Accumulation units outstanding                              1,110,443          716,970           346,574           34,826
     Unit value                                                  $1.239533        $1.068319         $0.808501        $0.991887
     Net assets (thousands)                                         $1,376             $766              $280              $35
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         1.15%            1.38%             2.05%                - *
     Total return                                                   16.03%           32.14%          (18.49%)          (1.08%)

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                          PERIOD ENDED
                                                                                          DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
------------------------
     RYDEX VARIABLE TRUST JUNO FUND(18)
     Accumulation units outstanding                                 75,303                -                 -                -
     Unit value                                                  $0.946334                -                 -                -
     Net assets (thousands)                                            $71                -                 -                -
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                             - *              -                 -                -
     Total return                                                   (6.95%)               -                 -                -


     RYDEX VARIABLE TRUST SECTOR ROTATION FUND(17)
     Accumulation units outstanding                                 14,961            3,521                 -                -
     Unit value                                                  $1.285714        $1.161291                 -                -
     Net assets (thousands)                                            $19               $4                 -                -
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                             -                - *               -                -
     Total return                                                   10.71%            2.02%                 -                -


SCUDDER INVESTMENT VIT FUNDS -- CLASS A
---------------------------------------
     SCUDDER VIT EAFE(R) EQUITY INDEX FUND(6)
     Accumulation units outstanding                                246,615          144,785            29,592           23,697
     Unit value                                                  $1.114677        $0.936192         $0.702033        $0.895408
     Net assets (thousands)                                           $275             $136               $21              $21
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         2.38%            3.69%             1.70%                - *
     Total return                                                   19.06%           33.35%          (21.60%)            1.70%


     SCUDDER VIT EQUITY 500 INDEX FUND(8)
     Accumulation units outstanding                              1,132,897          453,403            55,560          334,777
     Unit value                                                  $1.173896        $1.061470         $0.828252        $1.056437
     Net assets (thousands)                                         $1,330             $481               $46             $354
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         1.08%            0.83%             0.43%                - *
     Total return                                                   10.59%           28.16%          (21.60%)          (0.83%)


THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -- CLASS I SHARES
---------------------------------------------------------
     TECHNOLOGY PORTFOLIO(3)
     Accumulation units outstanding                                131,187          101,634            48,389           11,900
     Unit value                                                  $0.667306        $0.678448         $0.459113        $0.899633
     Net assets (thousands)                                            $88              $69               $22              $11
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                             -                -                 -                - *
     Total return                                                   (1.64%)          47.77%          (48.97%)            9.50%

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                          PERIOD ENDED
                                                                                          DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
WANGER ADVISORS TRUST
---------------------
     WANGER INTERNATIONAL SELECT(1)
     Accumulation units outstanding                                254,613          222,472            40,372           12,780
     Unit value                                                  $1.093612        $0.879553         $0.622746        $0.735165
     Net assets (thousands)                                           $278             $196               $25               $9
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         0.30%            0.17%                 -            0.10% *
     Total return                                                   24.34%           41.24%          (15.29%)         (26.48%)


     WANGER INTERNATIONAL SMALL CAP
     Accumulation units outstanding                                713,315          492,185           268,820           47,400
     Unit value                                                  $1.257050        $0.964957         $0.648207        $0.752252
     Net assets (thousands)                                           $897             $475              $174              $36
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         0.57%            0.27%                 -                -
     Total return                                                   30.27%           48.87%          (13.83%)         (21.16%)


     WANGER SELECT(4)
     Accumulation units outstanding                                654,983          381,671            80,313           23,548
     Unit value                                                  $1.567389        $1.313766         $1.004975        $1.087822
     Net assets (thousands)                                         $1,027             $501               $81              $26
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                             -                -                 -                - *
     Total return                                                   19.31%           30.73%           (7.62%)           20.85%

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                          PERIOD ENDED
                                                                                          DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
     WANGER U.S. SMALLER COMPANIES
     Accumulation units outstanding                              1,237,467          970,639           574,313          118,418
     Unit value                                                  $1.666278        $1.408129         $0.983192        $1.181860
     Net assets (thousands)                                         $2,062           $1,367              $565             $140
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                             -                -                 -            0.05%
     Total return                                                   18.33%           43.22%          (16.81%)           11.39%















MORTALITY AND EXPENSE RATIO:
These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

INVESTMENT INCOME RATIO:
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests. The prior periods' income ratios have been changed to conform with current year presentation.

TOTAL RETURN:
These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(1) From inception February 16, 2001 to December 31, 2001.
(2) From inception August 29, 2001 to December 31, 2001.
(3) From inception September 5, 2001 to December 31, 2001.
(4) From inception September 18, 2001 to December 31, 2001.
(5) From inception October 4, 2001 to December 31, 2001.
(6) From inception October 11, 2001 to December 31, 2001.
(7) From inception November 9, 2001 to December 31, 2001.
(8) From inception December 28, 2001 to December 31, 2001.
(9) From inception January 7, 2002 to December 31, 2002.
(10) From inception April 15, 2002 to December 31, 2002.
(11) From inception September 24, 2002 to December 31, 2002.
(12) From inception December 31, 2002 to December 31, 2002.
(13) From inception April 11, 2003 to December 31, 2003.
(14) From inception April 22, 2003 to December 31, 2003.
(15) From inception July 14, 2003 to December 31, 2003.
(16) From inception November 11, 2003 to December 31, 2003.
(17) From inception December 22, 2003 to December 31, 2003.
(18) From inception April 5, 2004 to December 31, 2004.
(19) From inception December 3, 2004 to December 31, 2004.
* Annualized.
** Amount is less than 0.00%.

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2004


                                                                                      SUBACCOUNT
                                                      ---------------------------------------------------------------------------

                                                             PHOENIX-                          PHOENIX-ALGER    PHOENIX-ALLIANCE/
                                                             ABERDEEN          PHOENIX-AIM       SMALL-CAP         BERNSTEIN
                                                           INTERNATIONAL         GROWTH            GROWTH        ENHANCED INDEX
                                                              SERIES             SERIES            SERIES           SERIES
                                                      -----------------   -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period            291,056             474,426             19,501          1,000,261
Participant deposits                                            57,641             154,513             56,122            291,824
Participant transfers                                          345,234 (e)          14,236             57,872            (96,465)
Participant withdrawals                                         (7,977)            (15,546)                 -            (54,571)
                                                      ---------------------------------------------------------------------------
Accumulation units outstanding, end of period                  685,954             627,629            133,495          1,141,049
                                                      ===========================================================================

                                                                                                 PHOENIX-           PHOENIX-
                                                         PHOENIX-DUFF &       PHOENIX-           ENGEMANN           ENGEMANN
                                                          PHELPS REAL         ENGEMANN          GROWTH AND          SMALL-CAP
                                                      ESTATE SECURITIES    CAPITAL GROWTH         INCOME             GROWTH
                                                            SERIES             SERIES             SERIES             SERIES
                                                      -----------------   -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period            482,705             379,665            494,278            123,349
Participant deposits                                           196,677              95,930            255,204             31,525
Participant transfers                                          184,480              51,694 (c)        403,477 (b)         10,668
Participant withdrawals                                        (17,547)            (10,413)           (72,492)            (6,146)
                                                      ---------------------------------------------------------------------------
Accumulation units outstanding, end of period                  846,315             516,876          1,080,467            159,396
                                                      ===========================================================================

                                                            PHOENIX-                                                 PHOENIX-
                                                            ENGEMANN          PHOENIX-           PHOENIX-         GOODWIN MULTI-
                                                           STRATEGIC       ENGEMANN VALUE      GOODWIN MONEY       SECTOR FIXED
                                                           ALLOCATION          EQUITY             MARKET              INCOME
                                                            SERIES             SERIES             SERIES              SERIES
                                                      -----------------   -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period            593,064           1,354,518          6,413,895            345,662
Participant deposits                                           111,451             485,964          4,160,943            314,848
Participant transfers                                           52,836           1,033,473 (d)     (4,831,671)         1,242,308 (a)
Participant withdrawals                                        (31,102)           (142,611)          (846,018)           (79,390)
                                                      ---------------------------------------------------------------------------
Accumulation units outstanding, end of period                  726,249           2,731,344          4,897,149          1,823,428
                                                      ===========================================================================

                                                            PHOENIX-
                                                         GOODWIN MULTI-                       PHOENIX-KAYNE       PHOENIX-LAZARD
                                                          SECTOR SHORT     PHOENIX-KAYNE        SMALL-CAP         INTERNATIONAL
                                                           TERM BOND      RISING DIVIDENDS    QUALITY VALUE       EQUITY SELECT
                                                             SERIES            SERIES             SERIES              SERIES
                                                      -----------------   -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period             12,637              16,052             15,462            247,561
Participant deposits                                            40,487               1,724             15,662            188,178
Participant transfers                                           69,151             179,910             37,658             94,895
Participant withdrawals                                         (6,085)             (1,839)                 -                  -
                                                      ---------------------------------------------------------------------------
Accumulation units outstanding, end of period                  116,190             195,847             68,782            530,634
                                                      ===========================================================================

       PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
    PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
            NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2004 (CONTINUED)


                                                                                      SUBACCOUNT

                                                      ----------------------------------------------------------------------------


                                                         PHOENIX-LAZARD      PHOENIX-LORD       PHOENIX-LORD       PHOENIX-LORD
                                                         SMALL-CAP VALUE     ABBETT BOND-     ABBETT LARGE-CAP    ABBETT MID-CAP
                                                            SUBACCOUNT        DEBENTURE            VALUE               VALUE
                                                             SERIES            SERIES             SERIES              SERIES
                                                      -----------------   -----------------  -----------------  ------------------
Accumulation units outstanding, beginning of period             10,964             448,923            472,161             63,261
Participant deposits                                            17,424             170,554            212,077             23,021
Participant transfers                                           17,282             203,475            390,037            149,480
Participant withdrawals                                         (1,205)            (30,877)           (12,355)              (847)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                   44,465             792,075          1,061,920            234,915
                                                      ============================================================================


                                                                               PHOENIX-
                                                                               NORTHERN        PHOENIX-SANFORD    PHOENIX-SANFORD
                                                             PHOENIX-         NASDAQ-100        BERNSTEIN-MID     BERNSTEIN-SMALL
                                                         NORTHERN DOW 30       INDEX(R)          CAP VALUE           CAP VALUE
                                                              SERIES            SERIES             SERIES              SERIES
                                                        -----------------  -----------------  -----------------   ----------------
Accumulation units outstanding, beginning of period            257,107             312,806            519,298            396,405
Participant deposits                                            89,838             126,551            120,810             69,889
Participant transfers                                           28,404            (166,379)           117,088            107,725
Participant withdrawals                                        (21,296)            (13,084)           (13,557)           (54,771)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                  354,053             259,894            743,639            519,248
                                                      ============================================================================


                                                         PHOENIX-SENECA     PHOENIX-SENECA    AIM V.I. CAPITAL    AIM V.I. MID-CAP
                                                         MID-CAP GROWTH     STRATEGIC THEME     APPRECIATION        CORE EQUITY
                                                             SERIES              SERIES             FUND               FUND
                                                      -----------------   -----------------  -----------------  ------------------
Accumulation units outstanding, beginning of period            429,193             354,956            213,976                  -
Participant deposits                                           165,731              34,523            102,455              4,709
Participant transfers                                          162,271             (11,793)            55,242            495,845 (f)
Participant withdrawals                                        (31,828)             (7,379)            (2,972)            (4,408)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                  725,367             370,307            368,701            496,146
                                                      ============================================================================


                                                                            ALGER AMERICAN    FEDERATED FUND      FEDERATED HIGH
                                                            AIM V.I.          LEVERAGED           FOR U.S.          INCOME BOND
                                                         PREMIER EQUITY         ALLCAP           GOVERNMENT          FUND II --
                                                             FUND             PORTFOLIO         SECURITIES II      PRIMARY SHARES
                                                      -----------------   -----------------  -----------------  ------------------
Accumulation units outstanding, beginning of period            699,585           1,468,243          1,927,707            180,574
Participant deposits                                           292,667             392,547            431,673             66,914
Participant transfers                                          (81,050)            110,214             70,245             48,911
Participant withdrawals                                        (19,318)            (70,422)          (124,300)           (21,755)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                  891,884           1,900,582          2,305,325            274,644
                                                      ============================================================================

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2004 (CONTINUED)

                                                                                          SUBACCOUNT
                                                      ----------------------------------------------------------------------------

                                                                              VIP GROWTH                             MUTUAL SHARES
                                                        VIP CONTRAFUND(R)    OPPORTUNITIES        VIP GROWTH          SECURITIES
                                                           PORTFOLIO            PORTFOLIO          PORTFOLIO              FUND
                                                      -----------------   -----------------  -----------------  ------------------
Accumulation units outstanding, beginning of period          1,094,017             396,999          1,463,425             578,736
Participant deposits                                           266,585              23,624            511,960             131,611
Participant transfers                                          542,566             (85,858)           394,316             104,616
Participant withdrawals                                        (95,520)            (45,929)          (112,915)            (43,622)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                1,807,648             288,836          2,256,786             771,341
                                                      ============================================================================

                                                            TEMPLETON
                                                            DEVELOPING          TEMPLETON         TEMPLETON           TEMPLETON
                                                              MARKETS            FOREIGN         GLOBAL ASSET           GROWTH
                                                            SECURITIES          SECURITIES        ALLOCATION          SECURITIES
                                                               FUND                FUND              FUND                FUND
                                                      -----------------   -----------------  -----------------  ------------------
Accumulation units outstanding, beginning of period             15,190             925,834             19,922             716,970
Participant deposits                                             1,501             304,178              2,532             188,605
Participant transfers                                                -             266,125                (91)            214,985
Participant withdrawals                                        (15,168)            (69,378)              (521)            (10,117)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                    1,523           1,426,759             21,842           1,110,443
                                                      ============================================================================

                                                                            RYDEX VARIABLE      SCUDDER VIT
                                                         RYDEX VARIABLE      TRUST SECTOR     EAFE(R) EQUITY        SCUDDER VIT
                                                           TRUST JUNO           ROTATION           INDEX          EQUITY 500 INDEX
                                                              FUND                FUND             FUND                FUND
                                                      -----------------   -----------------  -----------------  ------------------
Accumulation units outstanding, beginning of period                  -               3,521            144,785             453,403
Participant deposits                                                 -                 750             36,814             291,645
Participant transfers                                           76,838              11,287             78,804             784,609
Participant withdrawals                                         (1,535)               (597)           (13,788)           (396,760)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                   75,303              14,961            246,615           1,132,897
                                                      ============================================================================

                                                                                WANGER             WANGER
                                                           TECHNOLOGY        INTERNATIONAL      INTERNATIONAL
                                                           PORTFOLIO            SELECT            SMALL CAP        WANGER SELECT
                                                      -----------------   -----------------  -----------------  ------------------
Accumulation units outstanding, beginning of period            101,634             222,472            492,185             381,671
Participant deposits                                            37,299              43,322            150,718             118,485
Participant transfers                                           (4,671)             24,003            114,403             235,278
Participant withdrawals                                         (3,075)            (35,184)           (43,991)            (80,451)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                  131,187             254,613            713,315             654,983
                                                      ============================================================================

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2004 (CONTINUED)

                                                                            SUBACCOUNT
                                                      ---------------------------------------------------

                                                         WANGER U.S.
                                                           SMALLER
                                                          COMPANIES
                                                      -----------------
Accumulation units outstanding, beginning of period            970,639
Participant deposits                                           274,688
Participant transfers                                           51,121
Participant withdrawals                                        (58,981)
                                                      -----------------
Accumulation units outstanding, end of period                1,237,467
                                                      =================

























(a) Participant transfers include units transferred in from Janus Flexible Income on April 16, 2004.
(b) Participant transfers include units transferred in from Alliance/Bernstein Growth + Value and MFS Investors Trust on September 17, 2004.
(c) Participant transfers include units transferred in from Lazard U.S. Multi-Cap on September 24, 2004.
(d) Participant transfers include units transferred in from MFS Value on September 24, 2004.
(e) Participant transfers include units transferred in from Sanford Bernstein Global Value on September 24, 2004.
(f) Participant transfers include units transferred in from AIM Mid-Cap Equity on December 3, 2004.

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                                                      SUBACCOUNT
                                                      --------------------------------------------------------------------------
                                                                                            PHOENIX-ALLIANCE/  PHOENIX-ALLIANCE/
                                                      PHOENIX-ABERDEEN     PHOENIX-AIM         BERNSTEIN          BERNSTEIN
                                                       INTERNATIONAL      MID-CAP EQUITY     ENHANCED INDEX     GROWTH + VALUE
                                                          SERIES              SERIES             SERIES             SERIES
                                                      -----------------  -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period            206,808             47,205            791,339                  -
Participant deposits                                            57,512             82,752            180,376             24,061
Participant transfers                                           33,519            144,462             42,818              7,786
Participant withdrawals                                         (6,783)           (32,259)           (14,272)               (52)
                                                      --------------------------------------------------------------------------
Accumulation units outstanding, end of period                  291,056            242,160          1,000,261              31,795
                                                      ==========================================================================


                                                       PHOENIX-DUFF &    PHOENIX-ENGEMANN   PHOENIX-ENGEMANN    PHOENIX-GOODWIN
                                                         PHELPS REAL          CAPITAL       SMALL & MID-CAP         MONEY
                                                      ESTATE SECURITIES       GROWTH             GROWTH             MARKET
                                                            SERIES            SERIES             SERIES             SERIES
                                                      -----------------  -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period            181,287            263,903             38,237         13,790,781
Participant deposits                                           232,797            121,593             97,534          6,398,982
Participant transfers                                           93,868                261            (12,422)        (4,071,492)
Participant withdrawals                                        (25,247)            (6,092)                 -         (9,704,376)
                                                      --------------------------------------------------------------------------
Accumulation units outstanding, end of period                  482,705            379,665            123,349          6,413,895
                                                      ==========================================================================


                                                       PHOENIX-GOODWIN    PHOENIX-GOODWIN     PHOENIX-JANUS      PHOENIX-KAYNE
                                                         MULTI-SECTOR       MULTI-SECTOR         FLEXIBLE           RISING
                                                         FIXED INCOME     SHORT TERM BOND         INCOME           DIVIDENDS
                                                            SERIES            SERIES             SERIES             SERIES
                                                      -----------------  -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period            182,133                  -            476,841             16,213
Participant deposits                                           168,679             25,688            220,024                 45
Participant transfers                                           50,698            (12,990)           350,356                  -
Participant withdrawals                                        (55,848)               (61)           (26,620)              (206)
                                                      --------------------------------------------------------------------------
Accumulation units outstanding, end of period                  345,662             12,637          1,020,601             16,052
                                                      ==========================================================================


                                                        PHOENIX-KAYNE     PHOENIX-LAZARD     PHOENIX-LAZARD
                                                          SMALL-CAP        INTERNATIONAL        SMALL-CAP       PHOENIX-LAZARD
                                                        QUALITY VALUE     EQUITY SELECT           VALUE         U.S. MULTI-CAP
                                                            SERIES            SERIES             SERIES             SERIES
                                                      -----------------  -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period             15,498                  -                  -                  -
Participant deposits                                                 -             67,041                708                 42
Participant transfers                                                -            188,285             10,311                  -
Participant withdrawals                                            (36)            (7,765)               (55)                (6)
                                                      --------------------------------------------------------------------------
Accumulation units outstanding, end of period                   15,462            247,561             10,964                 36
                                                      ==========================================================================

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2003 (CONTINUED)

                                                                                      SUBACCOUNT
                                                      --------------------------------------------------------------------------
                                                        PHOENIX-LORD       PHOENIX-LORD        PHOENIX-LORD      PHOENIX-MFS
                                                        ABBETT BOND-     ABBETT LARGE-CAP     ABBETT MID-CAP      INVESTORS
                                                          DEBENTURE            VALUE              VALUE          GROWTH STOCK
                                                            SERIES             SERIES             SERIES            SERIES
                                                      -----------------  -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period             24,320              2,256              3,923            168,634
Participant deposits                                           100,239            115,123             47,264            135,352
Participant transfers                                          337,698            358,496             12,074            176,934
Participant withdrawals                                        (13,334)            (3,714)                 -             (6,494)
                                                      --------------------------------------------------------------------------
Accumulation units outstanding, end of period                  448,923            472,161             63,261            474,426
                                                      ==========================================================================


                                                        PHOENIX-MFS                                            PHOENIX-NORTHERN
                                                         INVESTORS         PHOENIX-MFS      PHOENIX-NORTHERN      NASDAQ-100
                                                           TRUST              VALUE              DOW 30            INDEX(R)
                                                           SERIES             SERIES             SERIES             SERIES
                                                      -----------------  -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period             90,637            175,323            151,138            251,544
Participant deposits                                            35,862            118,950             96,198             39,077
Participant transfers                                            4,845            191,116             19,133             29,690
Participant withdrawals                                         (2,574)           (32,701)            (9,362)            (7,505)
                                                      --------------------------------------------------------------------------
Accumulation units outstanding, end of period                  128,770            452,688            257,107            312,806
                                                      ==========================================================================


                                                      PHOENIX-OAKHURST   PHOENIX-OAKHURST                       PHOENIX-SANFORD
                                                         GROWTH AND         STRATEGIC       PHOENIX-OAKHURST       BERNSTEIN
                                                           INCOME           ALLOCATION        EQUITY VALUE       GLOBAL VALUE
                                                           SERIES             SERIES             SERIES             SERIES
                                                      -----------------  -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period            231,821            865,694            793,344             56,593
Participant deposits                                           168,371            254,663            461,678             13,979
Participant transfers                                          103,261           (494,495)           141,391             70,114
Participant withdrawals                                         (9,175)           (32,798)           (41,895)            (5,683)
                                                      --------------------------------------------------------------------------
Accumulation units outstanding, end of period                  494,278            593,064          1,354,518            135,003
                                                      ==========================================================================


                                                       PHOENIX-SANFORD    PHOENIX-SANFORD
                                                          BERNSTEIN          BERNSTEIN       PHOENIX-SENECA     PHOENIX-SENECA
                                                           MID-CAP           SMALL-CAP           MID-CAP          STRATEGIC
                                                            VALUE              VALUE             GROWTH             THEME
                                                            SERIES             SERIES            SERIES             SERIES
                                                      -----------------  -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period            223,948            235,906            308,636            225,485
Participant deposits                                           134,429             92,250             97,755            106,196
Participant transfers                                          167,630             78,161             28,798             28,156
Participant withdrawals                                         (6,709)            (9,912)            (5,996)            (4,881)
                                                      --------------------------------------------------------------------------
Accumulation units outstanding, end of period                  519,298            396,405            429,193            354,956
                                                      ==========================================================================

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2003 (CONTINUED)

                                                                                      SUBACCOUNT
                                                      --------------------------------------------------------------------------
                                                        PHOENIX-STATE        AIM V.I.           AIM V.I.        ALGER AMERICAN
                                                       STREET RESEARCH       CAPITAL            PREMIER            LEVERAGED
                                                       SMALL-CAP GROWTH    APPRECIATION          EQUITY             ALLCAP
                                                            SERIES             FUND               FUND            PORTFOLIO
                                                      -----------------  -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period                  -            111,465            409,641            735,227
Participant deposits                                            19,584            107,048            295,840            585,487
Participant transfers                                                -              7,491              5,928            167,942
Participant withdrawals                                            (83)           (12,028)           (11,824)           (20,413)
                                                      --------------------------------------------------------------------------
Accumulation units outstanding, end of period                   19,501            213,976            699,585          1,468,243
                                                      ==========================================================================


                                                        FEDERATED FUND     FEDERATED HIGH
                                                           FOR U.S.         INCOME BOND           VIP             VIP GROWTH
                                                          GOVERNMENT         FUND II --       CONTRAFUND(R)      OPPORTUNITIES
                                                        SECURITIES II      PRIMARY SHARES       PORTFOLIO          PORTFOLIO
                                                      -----------------  -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period            877,356             80,507            289,915            281,345
Participant deposits                                           886,909             64,600            296,396            114,717
Participant transfers                                          218,900             63,721            540,824             15,790
Participant withdrawals                                        (55,458)           (28,254)           (33,118)           (14,853)
                                                      --------------------------------------------------------------------------
Accumulation units outstanding, end of period                1,927,707            180,574          1,094,017            396,999
                                                      ==========================================================================


                                                                                               TEMPLETON
                                                                                               DEVELOPING         TEMPLETON
                                                            VIP            MUTUAL SHARES         MARKETS           FOREIGN
                                                           GROWTH            SECURITIES        SECURITIES         SECURITIES
                                                          PORTFOLIO             FUND              FUND               FUND
                                                      -----------------  -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period            312,984            221,890             12,527            226,283
Participant deposits                                           329,669             52,686                  -            178,307
Participant transfers                                          879,461            315,382              4,993            556,821
Participant withdrawals                                        (58,689)           (11,222)            (2,330)           (35,577)
                                                      --------------------------------------------------------------------------
Accumulation units outstanding, end of period                1,463,425            578,736             15,190            925,834
                                                      ==========================================================================


                                                         TEMPLETON          TEMPLETON        RYDEX VARIABLE      SCUDDER VIT
                                                        GLOBAL ASSET          GROWTH          TRUST SECTOR      EAFE(R) EQUITY
                                                         ALLOCATION         SECURITIES          ROTATION            INDEX
                                                            FUND               FUND               FUND               FUND
                                                      -----------------  -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period             15,329            346,574                  -             29,592
Participant deposits                                             4,042            210,455              3,530             61,091
Participant transfers                                            1,055            168,145                  -             55,327
Participant withdrawals                                           (504)            (8,204)                (9)            (1,225)
                                                      --------------------------------------------------------------------------
Accumulation units outstanding, end of period                   19,922            716,970              3,521            144,785
                                                      ==========================================================================

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2003 (CONTINUED)

                                                                                      SUBACCOUNT
                                                      --------------------------------------------------------------------------
                                                        SCUDDER VIT
                                                         EQUITY 500                                                 WANGER
                                                           INDEX            TECHNOLOGY       WANGER FOREIGN      INTERNATIONAL
                                                            FUND            PORTFOLIO            FORTY            SMALL CAP
                                                      -----------------  -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period             55,560             48,389             40,372            268,820
Participant deposits                                           216,357             34,267              7,025            163,519
Participant transfers                                          184,421             19,800            179,040             81,868
Participant withdrawals                                         (2,935)              (822)            (3,965)           (22,022)
                                                      --------------------------------------------------------------------------
Accumulation units outstanding, end of period                  453,403            101,634            222,472            492,185
                                                      ==========================================================================


                                                                            WANGER U.S.
                                                           WANGER             SMALLER
                                                           TWENTY            COMPANIES
                                                      -----------------  -----------------
Accumulation units outstanding, beginning of period             80,313            574,313
Participant deposits                                            73,605            335,774
Participant transfers                                          245,323            108,485
Participant withdrawals                                        (17,570)           (47,933)
                                                      ------------------------------------
Accumulation units outstanding, end of period                  381,671            970,639
                                                      ====================================

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 6--POLICY LOANS

   Policy provisions allow policyowners to borrow up to 90% of the policy's cash surrender value with interest of [2.75% due in policy years 1-10, 2.50% due in policy years 11-15 and 2.25% due in policy years 16 and thereafter for all states except New York and New Jersey] and [4.75% due in policy years 1-10, 4.50% due in policy years 11-15 and 4.25% due in policy years 16 and thereafter in New York and New Jersey], payable on each policy anniversary. At the time the loan is granted, an amount equivalent to the amount of the loan is transferred from the Account and the non-loaned portion of the Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account, part of Phoenix's general account as collateral for the outstanding loan. Transfers from the Account are included as participant withdrawals in the accompanying financial statements. Amounts in the loaned portion of the Guaranteed Interest Account are credited with interest at 2% for all states except New York and New Jersey and 4% for New York and New Jersey. Loan repayments result in a transfer of collateral back to the Account.

NOTE 7--FEES AND RELATED PARTY TRANSACTIONS

   Phoenix and its affiliate, Phoenix Equity Planning Corporation ("PEPCO"), a registered broker/dealer in securities, provide all services to the Account. The cost of insurance is charged to each policy on a monthly basis by a withdrawal of participant units prorated among the elected subaccounts. The amount charged to each policy depends on a number of variables including sex, age and risk class as well as the death benefit and cash value of the policy. Such costs aggregated $809,280, $665,758 and $500,788 during the years ended December 31, 2004, 2003 and 2002, respectively.

   As compensation for administrative services provided to the Account, Phoenix receives an additional amount per contract, currently $10 per month not to exceed $120 annually, by a withdrawal of participant units prorated among the elected subaccounts. Such costs aggregated $126,140, $18,367 and $12,440 during the years ended December 31, 2004, 2003 and 2002, respectively. For the year ended December 31, 2004, Phoenix limits this charge to $5 per month.

   PEPCO is the principal underwriter and distributor for the Account.

   Sales charges, of up to 9% of contract premiums depending on the inception of the contract period, to compensate Phoenix for distribution expenses incurred and a charge for federal and premium taxes which currently range from 0.80% to 3.50% of premiums paid based on the state where the policyowner resides, are paid to Phoenix from premiums.

   Phoenix assumes the mortality risk that insureds may live for a shorter time than projected because of inaccuracies in the projecting process and, accordingly, that an aggregate amount of death benefits greater than projected will be payable. The expense risk assumed is that expenses incurred in issuing the policies may exceed the limits on administrative charges set in the policies. In return for the assumption of these mortality and expense risks, each month Phoenix charges each policy an annual rate of 0.50% in policy year 1-10 and 0.25% in policy years 11 and after by a withdrawal of participant units, prorated among the elected subaccounts. Unit value is not affected by mortality and expense charges.

NOTE 8--DISTRIBUTION OF NET INCOME

   The Account does not declare distributions to participants from accumulated net income. The accumulated net income is distributed to participants as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

NOTE 9--DIVERSIFICATION REQUIREMENTS

   Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the "Code"), as amended, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each subaccount is required to satisfy the requirements of Section 817(h). The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

   The Secretary of the Treasury has issued regulations under Section 817(h) of the Code. Phoenix believes that each of the subaccounts satisfies the current requirements of the regulations. Phoenix intends that each of the subaccounts will continue to comply with the diversification requirements and, in the event of failure to comply, will take immediate corrective action to assure compliance.

NOTE 10--MERGERS

   On December 3, 2004, AIM V.I. Mid Cap Core Equity Fund acquired all of the net assets of AIM Mid-Cap Equity pursuant to an Agreement and Plan of Reorganization approved by AIM Mid-Cap Equity shareholders on December 1, 2004. The acquisition was accomplished by a tax-free exchange of 1,345,217 shares of AIM V.I. Mid Cap Core Equity valued at $18,106,619 for 1,441,358 shares of AIM Mid-Cap Equity outstanding on December 3, 2004. AIM Mid-Cap Equity's net assets on that date of $18,106,619, including $2,490,250 of net unrealized appreciation were combined with those of AIM V.I. Mid Cap Core Equity. The shareholders of the AIM Mid-Cap Equity received for each share owned approximately 0.93 shares of AIM V.I. Mid Cap Core Equity.

   On September 24, 2004, Aberdeen International acquired all of the net assets of Sanford Bernstein Global Value pursuant to an Agreement and Plan of Reorganization approved by Sanford Bernstein Global Value shareholders on September 14, 2004. The acquisition was accomplished by a tax-free exchange of 1,785,746 shares of Aberdeen International valued at $19,701,375 for 1,817,620 shares of Sanford Bernstein Global Value outstanding on September 24, 2004. Sanford Bernstein Global Value's net assets on that date of $19,701,375, including $1,968,559 of net unrealized appreciation were combined with those of Aberdeen International. The aggregate net assets of Aberdeen International immediately after the merger were $162,263,002. The shareholders of the Sanford Bernstein Global Value received for each share owned approximately 0.98 shares of Aberdeen International.

   On September 24, 2004, Engemann Value Equity acquired all of the net assets of MFS Value pursuant to an Agreement and Plan of Reorganization approved by MFS Value shareholders on September 14, 2004. The acquisition was accomplished by a tax-free exchange of 3,058,095 shares of Engemann Value Equity valued at $36,459,749 for 3,269,438 shares of MFS Value outstanding on September 24, 2004. MFS Value's net assets on that date of $36,459,749, including $4,777,441 of net unrealized appreciation were combined with those of Engemann Value Equity. The aggregate net assets of Engemann Value Equity immediately after the merger were $123,477,422. The shareholders of the MFS Value received for each share owned approximately 0.94 shares of Engemann Value Equity.

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


   On September 24, 2004, Engemann Capital Growth acquired all of the net assets of Lazard U.S. Multi-Cap pursuant to an Agreement and Plan of Reorganization approved by Lazard U.S. Multi-Cap shareholders on September 14, 2004. The acquisition was accomplished by a tax-free exchange of 544,383 shares of Engemann Capital Growth valued at $7,162,666 for 570,926 shares of Lazard U.S. Multi-Cap outstanding on September 24, 2004. Lazard U.S. Multi-Cap's net assets on that date of $7,162,666, including $542,543 of net unrealized appreciation were combined with those of Engemann Capital Growth. The aggregate net assets of Engemann Capital Growth immediately after the merger were $549,726,397. The shareholders of the Lazard U.S. Multi-Cap received for each share owned approximately 0.95 shares of Engemann Capital Growth.

   On September 17, 2004, Engemann Growth and Income acquired all of the net assets of Alliance/Bernstein Growth + Value ("Growth + Value") and MFS Investors Trust ("Investors Trust") pursuant to two Agreements and Plans of Reorganization approved by Growth + Value and Investors Trust shareholders on September 14, 2004. The acquisition was accomplished by a tax-free exchange of 1,693,623 shares of Engemann Growth and Income outstanding on September 17, 2004 and valued at $19,106,074 for 1,124,392 shares of Growth + Value valued at $11,309,520 and 772,883 shares of Investors Trust valued at $7,796,554. Growth + Value's net assets of $11,309,520, including $1,005,844 of net unrealized appreciation and Investors Trust's net assets of $7,796,554, including $726,794 of net unrealized appreciation were combined with those of Engemann Growth and Income. The aggregate net assets of Engemann Growth and Income immediately after the merger were $136,382,263. The shareholders of the Alliance/Bernstein Growth + Value received for each share owned approximately 0.89 shares of Engemann Growth and Income. The shareholders of the MFS Investors Trust received for each share owned approximately 0.89 shares of Engemann Growth and Income.

   On April 16, 2004, Goodwin Multi-Sector Fixed Income acquired all of the net assets of Janus Flexible Income pursuant to an Agreement and Plan of Reorganization approved by Janus Flexible Income shareholders on April 14, 2004. The acquisition was accomplished by a tax-free exchange of 5,476,476 shares of Goodwin Multi-Sector Fixed Income valued at $50,639,637 for 4,789,637 shares of Janus Flexible Income outstanding on April 16, 2004. Janus Flexible Income's net assets on that date of $50,639,637, including $661,921 of net unrealized appreciation were combined with those of Goodwin Multi-Sector Fixed Income. The aggregate net assets of Goodwin Multi-Sector Fixed Income immediately after the merger were $256,054,804. The shareholders of the Janus Flexible Income received for each share owned approximately 1.14 shares of Goodwin Multi-Sector Fixed Income.

   On February 17, 2003, Janus Growth acquired all of the net assets of MFS Investors Growth Stock ("Growth Stock") and Van Kampen Focus Equity ("Focus Equity") pursuant to two Agreements and Plans of Reorganization approved by Growth Stock and Focus Equity shareholders on February 14, 2003. The acquisition was accomplished by a tax-free exchange of 2,496,714 shares of Janus Growth outstanding on February 17, 2003 for 782,923 shares of Growth Stock valued at $5,807,615 and 1,169,922 shares of Focus Equity valued at $6,179,826. Growth Stock's net assets of $5,807,615, including $135,964 of net unrealized depreciation and Focus Equity's net assets of $6,179,826, including $380,781 of net unrealized depreciation were combined with those of Janus Growth. The aggregate net assets of Janus Growth immediately after the merger were $63,057,943. The shareholders of the MFS Investors Growth Stock received for each share owned approximately 1.54 shares of Janus Growth. The shareholders of the Van Kampen Focus Equity received for each share owned approximately 1.10 shares of Janus Growth.

   Immediately following the merger, Janus Growth was renamed MFS Investors Growth Stock. Immediately prior to the Special Meeting of Shareholders, Phoenix Variable Advisors, Inc. ("PVA"), as authorized pursuant to an exemptive order from the Securities and Exchange Commission, replaced Janus Capital Management LLC with MFS Investment Management ("MFS") as subadvisor to the series. PVA and MFS also agreed that they would serve as advisor and subadvisor, respectively, to the series for the same management fees as currently charged to the former Phoenix-MFS Investors Growth Stock Series. Accordingly, the annual expenses and expense cap reimbursements for the series are the same as those of the former Phoenix-MFS Investors Growth Stock Series. MFS managed the series in a manner comparable with the former Phoenix-MFS Investors Growth Stock Series. As part of the reorganizations, the series was renamed Phoenix-MFS Investors Growth Stock Series. Effective December 3, 2004, the Board of Trustees of the Fund approved a name change and subadvisory change for the Phoenix-MFS Investors Growth Stock series to Phoenix-AIM Growth Series. This series' investment objectives, principal investment strategies and principal risks will remain the same. The fees and expenses associated with the series are not affected as a result of this change.

   On February 7, 2003, Aberdeen International acquired all of the net assets of Aberdeen New Asia pursuant to an Agreement and Plan of Reorganization approved by Aberdeen New Asia shareholders on January 27, 2003. The acquisition was accomplished by a tax-free exchange of 1,885,115 shares of Aberdeen International valued at $14,391,123 for 1,913,078 shares of Aberdeen New Asia outstanding on February 7, 2003. Aberdeen New Asia's net assets on that date of $14,391,123, including $618,515 of net unrealized depreciation were combined with those of Aberdeen International. The aggregate net assets of Aberdeen International immediately after the merger were $116,991,498. The shareholders of the Aberdeen New Asia received for each share owned approximately 0.99 shares of Aberdeen International.

   At its regular meeting in May 2004, the board approved other mergers and substitutions that are currently under further review.

NOTE 11--MANAGER OF MANAGERS EXEMPTIVE ORDER

   The Phoenix Edge Series Fund ("PESF") and the investment advisor PVA, have received an exemptive order from the Securities and Exchange Commission granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which PVA is, subject to supervision and approval of PESF's Board of Trustees, permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of PESF. PESF and PVA therefore have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination and replacement.

NOTE 12--MIXED AND SHARED FUNDING

   Shares of PESF are not directly offered to the public. Shares of PESF are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix, PHL Variable Insurance Company ("PHL Variable"), and Phoenix Life and Annuity Company ("PLAC"). Shares of PESF may be offered to separate accounts of other insurance companies in the future.

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

   The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. PESF's Trustees currently do not foresee any such differences or disadvantages at this time. However, PESF's Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in PESF or shares of another fund may be substituted.

NOTE 13--OTHER

   Effective May 1, 2004, the name of Wanger Twenty changed to Wanger Select, and the name of Wanger Foreign Forty changed to Wanger International Select.

   The Board of Trustees of PESF approved a name change for the Phoenix-Engemann Small & Mid-Cap Growth Series to Phoenix-Engemann Small-Cap Growth Series. This series' investment objectives, principal investment strategies and principal risks will remain the same. The fees and expenses associated with the series are not affected as a result of this change. The change was effective September 24, 2004.

   The Board of Trustees of PESF approved a name change for the Phoenix-MFS Investors Growth Stock Series to Phoenix-AIM Growth Series and a subadvisory change replacing MFS Investment Management with A I M Capital Management, Inc. This series' investment objectives, principal strategies and principal risks will remain the same. The fees and expenses associated with the series are not affected as a result of this change. These changes were effective November 29, 2004.

   Phoenix-Oakhurst Growth and Income Series and Phoenix-Oakhurst Value Equity Series will now be advised by Engemann Asset Management ("Engemann") effective January 1, 2005. Each of these series' will continue to have the same investment objectives and use the same investment strategies. Each series changed their name on January 7, 2005 to Phoenix-Engemann Growth and Income Series and Phoenix-Engemann Value Equity Series, respectively.

   Engemann Asset Management ("Engemann"), an affiliate of Phoenix Investment Counsel, Inc. ("PIC"), became a subadvisor to manage the equity investments in Phoenix-Oakhurst Strategic Allocation Series effective January 1, 2005. This series' investment objectives, principal investment strategies and principal risks will remain the same. The series name changed to Phoenix-Engemann Strategic Allocation Series on January 7, 2005.

   Fred Alger Management, Inc. ("Alger"), effective January 7, 2005, will replace State Street Research & Management Company as the subadvisor to Phoenix-State Street Research Small-Cap Growth Series. The series name changed to Phoenix-Alger Small-Cap Growth Series as of January 7, 2005.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRICEWATERHOUSECOOPERS [LOGO]


To the Board of Directors of Phoenix Life Insurance Company and
Participants of Phoenix Life Variable Universal Life Account (Phoenix Executive VUL(R), Corporate Edge):

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts constituting the Phoenix Life Variable Universal Life Account (Phoenix Executive VUL(R), Corporate Edge) at December 31, 2004, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Phoenix Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2004 by correspondence with the mutual funds' advisors, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSE COOPERS LLP

Hartford, Connecticut
March 31, 2005

PHOENIX LIFE
VARIABLE UNIVERSAL LIFE ACCOUNT
Phoenix Life Insurance Company
One American Row
Hartford, Connecticut 06115

PHOENIX EQUITY PLANNING CORPORATION
56 Prospect Street
Hartford, Connecticut 06115-0480
Underwriter

CUSTODIANS
JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017-2070

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
100 Pearl Street
Hartford, Connecticut 06103

         PHOENIX LIFE
         INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.) CONSOLIDATED FINANCIAL STATEMENTS
         DECEMBER 31, 2004 AND 2003

                                               TABLE OF CONTENTS


                                                                                                    PAGE
                                                                                               ---------------

Report of Independent Registered Public Accounting Firm.......................................      F-3

Consolidated Balance Sheet as of December 31, 2004 and 2003...................................      F-4

Consolidated Statement of Income and Comprehensive Income
  for the years ended December 31, 2004, 2003 and 2002........................................      F-5

Consolidated Statement of Cash Flows for the years ended
  December 31, 2004, 2003 and 2002............................................................      F-6

Consolidated Statement of Changes in Stockholder's Equity for the years ended
  December 31, 2004, 2003 and 2002............................................................      F-7

Notes to Financial Statements.................................................................    F-8 - F-40

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Phoenix Life Insurance Company:

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income and comprehensive income, cash flows and changes in stockholder's equity present fairly, in all material respects, the financial position of Phoenix Life Insurance Company and its subsidiaries (the Company) at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for goodwill and other intangible assets in 2002.


/s/ PRICEWATERHOUSECOOPERS LLP
Hartford, CT
March 8, 2005

                         PHOENIX LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET
                   ($ amounts in millions, except share data)
                           DECEMBER 31, 2004 AND 2003


                                                                                                   2004             2003
                                                                                               --------------  --------------

ASSETS:
Available-for-sale debt securities, at fair value...........................................      $13,473.6       $13,268.8
Available-for-sale equity securities, at fair value.........................................          160.2           184.0
Trading equity securities, at fair value....................................................           87.3            --
Mortgage loans, at unpaid principal balances................................................          207.9           284.1
Venture capital partnerships, at equity in net assets.......................................          255.3           234.9
Affiliate equity securities, at equity in net assets........................................           --              47.5
Policy loans, at unpaid principal balances..................................................        2,196.7         2,241.4
Other invested assets.......................................................................          367.5           388.7
                                                                                               --------------  --------------
                                                                                                   16,748.5        16,649.4
Available-for-sale debt and equity securities pledged as collateral.........................        1,278.8         1,350.0
                                                                                               --------------  --------------
Total investments...........................................................................       18,027.3        17,999.4
Cash and cash equivalents...................................................................          324.0           382.7
Accrued investment income...................................................................          222.3           222.3
Premiums, accounts and notes receivable.....................................................          163.7           251.8
Deferred policy acquisition costs...........................................................        1,388.1         1,325.7
Deferred income taxes.......................................................................           --              30.2
Intangible assets...........................................................................            0.6             0.6
Goodwill....................................................................................            4.5             4.5
Other general account assets................................................................          157.1           148.4
Separate account assets.....................................................................        6,950.3         6,083.2
                                                                                               --------------  --------------
TOTAL ASSETS................................................................................      $27,237.9       $26,448.8
                                                                                               ==============  ==============

LIABILITIES:
Policy liabilities and accruals.............................................................      $13,132.3       $13,088.6
Policyholder deposit funds..................................................................        3,492.4         3,642.7
Indebtedness................................................................................          204.1           175.0
Deferred income taxes.......................................................................           21.5            --
Other general account liabilities...........................................................          334.6           321.0
Non-recourse collateralized obligations.....................................................        1,355.2         1,472.0
Separate account liabilities................................................................        6,950.3         6,083.2
                                                                                               --------------  --------------
TOTAL LIABILITIES...........................................................................       25,490.4        24,782.5
                                                                                               ==============  ==============

MINORITY INTEREST:
MINORITY INTEREST IN NET ASSETS OF SUBSIDIARIES.............................................           47.5           27.9
                                                                                               --------------  --------------

STOCKHOLDER'S EQUITY:
Common stock, ($1,000 par value, 10,000 shares authorized and outstanding)..................           10.0            10.0
Additional paid-in capital..................................................................        1,714.9         1,714.9
Accumulated deficit.........................................................................          (73.4)         (127.5)
Accumulated other comprehensive income......................................................           48.5            41.0
                                                                                               --------------  --------------
TOTAL STOCKHOLDER'S EQUITY..................................................................        1,700.0         1,638.4
                                                                                               ==============  ==============
TOTAL LIABILITIES, MINORITY INTEREST AND STOCKHOLDER'S EQUITY...............................      $27,237.9       $26,448.8
                                                                                               ==============  ==============

The accompanying notes are an integral part of these financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
                             ($ amounts in millions)
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002


                                                                                   2004            2003            2002
                                                                               --------------  --------------  --------------

REVENUES:
Premiums.....................................................................    $    990.6      $  1,042.2      $  1,082.0
Insurance and investment product fees........................................         294.7           279.8           253.7
Investment income, net of expenses...........................................       1,068.0         1,098.2           938.3
Unrealized gain on trading equity securities.................................          85.9            --              --
Net realized investment losses...............................................          (2.0)          (98.0)          (43.8)
                                                                               --------------  --------------  --------------
TOTAL REVENUES...............................................................       2,437.2         2,322.2         2,230.2
                                                                               --------------  --------------  --------------

BENEFITS AND EXPENSES:
Policy benefits, excluding policyholder dividends............................       1,422.2         1,454.0         1,436.1
Policyholder dividends.......................................................         404.7           418.8           401.8
Policy acquisition cost amortization.........................................         110.0            94.0            91.5
Interest expense on indebtedness.............................................          12.8            12.2            12.2
Interest expense on non-recourse collateralized obligations..................          33.6            48.9            30.5
Other operating expenses.....................................................         259.9           253.2           291.1
                                                                               --------------  --------------  --------------
TOTAL BENEFITS AND EXPENSES..................................................       2,243.2         2,281.1         2,263.2
                                                                               ==============  ==============  ==============
Income (loss) from continuing operations
  before income taxes and minority interest..................................         194.0            41.1           (33.0)
Applicable income taxes (benefit)............................................          59.7             3.9           (18.0)
                                                                               --------------  --------------  --------------
Income (loss) from continuing operations before minority interest............         134.3            37.2           (15.0)
Minority interest in net income of subsidiaries..............................          (0.1)           (0.5)           (0.6)
Equity in undistributed earnings (losses) of affiliates......................         (10.4)           (1.8)            4.6
                                                                               --------------  --------------  --------------
INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGES.................         123.8            34.9           (11.0)
Cumulative effect of accounting changes......................................          --              --             (10.3)
                                                                               --------------  --------------  --------------
NET INCOME (LOSS)............................................................    $    123.8      $     34.9      $    (21.3)
                                                                               ==============  ==============  ==============

COMPREHENSIVE INCOME:
NET INCOME (LOSS)............................................................    $    123.8      $     34.9      $    (21.3)
OTHER COMPREHENSIVE INCOME (LOSS)............................................           7.5           135.6          (111.8)
                                                                               --------------  --------------  --------------
COMPREHENSIVE INCOME (LOSS)..................................................    $    131.3      $    170.5      $   (133.1)
                                                                               ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                             ($ amounts in millions)
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002


                                                                                   2004            2003            2002
                                                                               --------------  --------------  --------------

OPERATING ACTIVITIES:
Income (loss) from continuing operations.....................................    $    123.8      $     34.9      $    (11.0)
Unrealized gain on trading equity securities.................................         (85.9)           --              --
Net realized investment losses...............................................           2.0            98.0            43.8
Amortization and depreciation................................................          12.7            16.2            20.5
Investment (gains) losses....................................................         (73.6)          (81.6)           67.2
Equity in losses of affiliates...............................................          17.2            --              --
Deferred income taxes (benefit)..............................................          65.7             4.0            (8.8)
Decrease (increase) in receivables...........................................          37.8           (20.9)          (50.9)
Deferred policy acquisition costs increase...................................         (54.7)         (111.5)         (174.1)
Increase in policy liabilities and accruals..................................          60.1           469.6           468.4
Other assets and other liabilities net change................................         (44.6)          (16.4)          (57.9)
                                                                               --------------  --------------  --------------
Cash from continuing operations..............................................          60.5           392.3           297.2
Discontinued operations, net.................................................          16.1           (34.3)          (53.1)
                                                                               --------------  --------------  --------------
CASH FROM OPERATING ACTIVITIES...............................................          76.6           358.0           244.1
                                                                               --------------  --------------  --------------

INVESTING ACTIVITIES:
Investment purchases.........................................................      (4,159.6)       (5,611.5)       (4,951.5)
Investment sales, repayments and maturities..................................       4,213.8         4,417.2         3,550.0
Debt and equity securities pledged as collateral purchases...................         (17.2)          (56.9)         (891.6)
Debt and equity securities pledged as collateral sales.......................          97.0           171.5            96.0
Subsidiary sales.............................................................           6.6            --              --
Premises and equipment additions.............................................          (7.9)          (19.6)          (13.6)
Premises and equipment dispositions..........................................          26.4            --              --
Discontinued operations, net.................................................          --              (6.7)           37.8
                                                                               --------------  --------------  --------------
CASH FROM (FOR) INVESTING ACTIVITIES.........................................         159.1        (1,106.0)       (2,172.9)
                                                                               --------------  --------------  --------------

FINANCING ACTIVITIES:
Policyholder deposit fund deposits...........................................         917.3         1,334.2         2,581.1
Policyholder deposit fund withdrawals........................................      (1,067.6)       (1,087.2)         (911.2)
Other indebtedness proceeds..................................................         171.6            --              --
Indebtedness repayments......................................................        (155.2)           --              --
Collateralized obligations proceeds..........................................          --              --             841.6
Collateralized obligations repayments........................................         (90.8)          (99.6)           --
Common stock dividends paid..................................................         (69.7)          (44.5)         (113.8)
                                                                               --------------  --------------  --------------
CASH FROM (FOR) FINANCING ACTIVITIES.........................................        (294.4)          102.9         2,397.7
                                                                               --------------  --------------  --------------
CHANGE IN CASH AND CASH EQUIVALENTS..........................................         (58.7)         (645.1)          468.9
Cash and cash equivalents, beginning of year.................................         382.7         1,027.8           558.9
                                                                               --------------  --------------  --------------
CASH AND CASH EQUIVALENTS, END OF YEAR.......................................   $     324.0     $     382.7     $   1,027.8
                                                                               ==============  ==============  ==============

Included in cash and cash equivalents above is cash pledged as collateral of $61.0 million, $72.0 million and $57.0 million at December 31, 2004, 2003 and 2002, respectively.

The accompanying notes are an integral part of these financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
                             ($ amounts in millions)
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002


                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

COMMON STOCK AND ADDITIONAL PAID-IN CAPITAL:
Contribution from parent for transfer of additional
   minimum pension liability.................................................    $     --        $     --        $     14.4

RETAINED EARNINGS (ACCUMULATED DEFICIT):
Net income (loss)............................................................         123.8            34.9           (21.3)
Common stock dividends declared..............................................         (69.7)          (44.5)         (113.8)
Other equity adjustments.....................................................          --               0.7            --

ACCUMULATED OTHER COMPREHENSIVE INCOME:
Other comprehensive income (loss)............................................           7.5           135.6          (111.8)
                                                                               --------------  --------------  --------------
CHANGE IN STOCKHOLDER'S EQUITY...............................................          61.6           126.7          (232.5)
Stockholder's equity, beginning of year......................................       1,638.4         1,511.7         1,744.2
                                                                               --------------  --------------  --------------
STOCKHOLDER'S EQUITY, END OF YEAR............................................    $  1,700.0      $  1,638.4      $  1,511.7
                                                                               ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             ($ amounts in millions)
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

1.  ORGANIZATION AND OPERATIONS

Phoenix Life Insurance Company and its subsidiaries (together, Phoenix Life) offer a broad range of life insurance and annuity products in the United States of America. Phoenix Life Insurance Company is a wholly-owned subsidiary of The Phoenix Companies, Inc. (The Phoenix Companies), a publicly traded company on the New York Stock Exchange. Significant intercompany accounts and transactions have been eliminated in consolidating these financial statements. We have reclassified certain amounts for 2003 and 2002 to conform with 2004 presentations.

We have prepared these financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP). In preparing these financial statements in conformity with GAAP, we are required to make estimates and assumptions that affect the reported amounts of assets and liabilities at reporting dates and the reported amounts of revenues and expenses during the reporting periods. Actual results will differ from these estimates and assumptions. We employ significant estimates and assumptions in the determination of deferred policy acquisition costs; policyholder liabilities and accruals; the valuation of intangible assets, investments in debt and equity securities and venture capital partnerships; pension and other post-employment benefits liabilities; deferred tax balances and accruals for contingent liabilities. Significant accounting policies are presented throughout the notes in italicized type.

ACCOUNTING CHANGES

Other-Than-Temporary Impairments: Portions of Emerging Issues Task Force Abstract EITF 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" (EITF 03-1), were effective for fiscal periods beginning after June 15, 2004. EITF 03-1 provides guidance as to the determination of other-than-temporary impaired securities and requires additional disclosures with respect to unrealized losses. These accounting and disclosure requirements largely codify our existing practices and thus, did not have a material effect on our consolidated financial statements. The effective date of certain portions of EITF 03-1 has been delayed pending further interpretive guidance. Because significant uncertainty remains surrounding what form the guidance will ultimately take, we cannot predict what effect, if any, adoption of the pending portions will have on our financial results.

Postretirement Benefits: On May 19, 2004, the FASB, issued FASB Staff Position No. FAS 106-2, "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003" (the FSP). For employers that sponsor postretirement benefit plans, or plan sponsors that provide prescription drug benefits to retirees, the FSP requires any effects of the anticipated federal tax subsidy related to those drug benefits be treated as an actuarial gain. The effect of the FSP is not material to our consolidated financial statements.

Nontraditional Long-Duration Contracts and Separate Accounts: Effective January 1, 2004, we adopted the AICPA's Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). SOP 03-1 provides guidance related to the accounting, reporting and disclosure of certain insurance contracts and separate accounts, including guidance for computing reserves for products with guaranteed benefits such as guaranteed minimum death benefits and for products with annuitization benefits such as guaranteed minimum income benefits. In addition, SOP 03-1 addresses the presentation and reporting of separate accounts, as well as rules concerning the capitalization and amortization of sales inducements. Since this new accounting standard largely codifies certain accounting and reserving practices related to applicable nontraditional long-duration contracts and separate accounts that we already followed, our adoption did not have a material effect on our consolidated financial statements.

Variable Interest Entities: In January 2003, a new accounting standard was issued, FASB Interpretation No. 46 (FIN 46), "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51", that interprets the existing standards on consolidation. FIN 46 was subsequently reissued as FIN 46(R) in December 2003, with FIN 46(R) providing additional interpretation as to existing standards on consolidation. FIN 46(R) clarifies the application of standards of consolidation to certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties (variable interest entities). Variable interest entities are required to be consolidated by their primary beneficiaries if they do not effectively disperse risks among all parties involved. The primary beneficiary of a variable interest entity is the party that absorbs a majority of the entity's expected losses, receives a majority of its expected residual returns, or both, as a result of holding variable interests. As required under the original standard, on February 1, 2003, we adopted the new standard for variable interest entities created after January 31, 2003 and for variable interest entities in which we obtained an interest after January 31, 2003. In addition, as required by the revised standard, on December 31, 2003 we adopted FIN 46(R) for Special Purpose Entities (SPEs) in which we hold a variable interest that we acquired prior to February 1, 2003. The effect of our adoption of the foregoing provisions of FIN 46(R) is described further in Note 7. FIN 46(R) requires our application of its provisions to non-SPE variable interest entities for periods ending after March 15, 2004. The adoption of FIN 46(R) for our non-SPE variable interest entities did not have a material effect on our consolidated financial statements.

Goodwill: At the beginning of 2002, we adopted a new accounting standard for goodwill and other intangible assets and recorded the cumulative effect of the adoption as a charge to earnings. We describe the adoption of this standard further in Note 4.

BUSINESS COMBINATIONS AND DISPOSITIONS

On November 19, 2004, we received payment in full of a $27.5 million convertible subordinated note issued by Aberdeen Asset Management PLC (Aberdeen), a United Kingdom-based asset management company. Concurrently we relinquished our contractual right to one of two Aberdeen board seats we held related to our 16.5% equity interest in Aberdeen, at which point we concluded that in our judgment, we no longer had the ability to significantly influence Aberdeen's operations. Accordingly, effective November 19, 2004, we changed our method of accounting for our equity holdings in Aberdeen from the equity method of accounting to the fair value method of accounting under SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". Based on our intent to sell our equity holdings in Aberdeen in the near-term, we designated our equity holdings as trading securities under the fair value method of accounting. Under the fair value method, the changes in fair value, based on the underlying value of Aberdeen's shares as traded on the London Stock Exchange, as compared to our carrying value under the equity method are presented as an after-tax realized investment gain of $55.1 million in our consolidated statement of operations for the year ended December 31, 2004. In addition, our 2004 consolidated statement of income includes a $14.7 million after-tax, non-cash charge related to the accounting for our proportionate share of Aberdeen's December 2004 settlement of alleged misselling activities with the United Kingdom's Financial Services Authority. This charge has been accounted for by us under the equity method of accounting as it pre-dates our November 19, 2004 change in accounting for Aberdeen from the equity method to the fair value method. On January 14, 2005, we closed the sale to third parties of our equity holdings in Aberdeen for net proceeds of $70.4 million, resulting in an after-tax realized investment loss of $7.0 million, which will be recognized as a realized investment loss in our 2005 consolidated statement of income. The January 2005 sale of our equity holdings in Aberdeen completed our disposition of our direct financial interests in Aberdeen.

On October 25, 2004, we entered into an agreement with Friends Provident plc (Friends Provident) to sell our 12% interest in Lombard International Assurance S.A. (Lombard) and to relinquish $17.5 million in notes receivable from Lombard's affiliate, Insurance Development Holdings A.G. (IDH). This transaction closed on January 11, 2005 for consideration of $59.0 million and, under the terms of the sale, we may be entitled to additional consideration, in the form of cash, based on Lombard's financial performance through 2006.

In July 2004, we sold the stock of Phoenix Global Solutions (India) Pvt. Ltd., our India-based information technology subsidiary, and essentially all of the assets of its United States affiliate, Phoenix Global Solutions, Inc., to Tata Consultancy Services Limited, a division of Tata Sons Ltd. This transaction is not material to our consolidated financial statements.

2.  LIFE AND ANNUITY ACTIVITIES

Life and Annuity activities include individual life insurance and annuity products, such as universal life, variable life, term life and fixed and variable annuities. They also include the results of our closed block, which consists primarily of participating whole life products.

PREMIUM AND FEE REVENUE AND RELATED EXPENSES

[begin italic] Revenues for annuity and universal life products consist of net investment income and mortality, administration and surrender charges assessed against the fund values during the period. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to fund values. We recognize premiums for participating life insurance products and other long-duration life insurance products as revenue when due from policyholders. We recognize life insurance premiums for short-duration life insurance products as premium revenue pro rata over the related contract periods. We match benefits, losses and related expenses with premiums over the related contract periods. [end italic]

REINSURANCE

We use reinsurance agreements to provide for greater diversification of business, control exposure to potential losses arising from large risks and provide additional capacity for growth.

[begin italic] We recognize assets and liabilities related to reinsurance ceded contracts on a gross basis. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. [end italic]

We remain liable to the extent that reinsuring companies may not be able to meet their obligations under reinsurance agreements in effect. Failure of the reinsurers to honor their obligations could result in losses to us; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize our exposure to significant losses from reinsurance insolvencies, we evaluate the financial condition of our reinsurers and monitor concentration of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers.

Our reinsurance program varies based on the type of risk, for example:

    o On direct policies, the maximum of individual life insurance retained by us on any one life is $10 million for single life and joint first-to-die policies and $12 million for joint last-to-die policies, with excess amounts ceded to reinsurers.
    o We reinsure 80% of the mortality risk on the in-force block of the Confederation Life business we acquired in December 1997.
    o We entered into two separate reinsurance agreements in 1998 and 1999 to reinsure 80% and 60%, respectively, of the mortality risk on a substantial portion of our otherwise retained individual life insurance business.
    o We reinsure 80% to 90% of the mortality risk on certain new issues of term.
    o We reinsure 100% of guaranteed minimum death benefits on a block of variable deferred annuities issued between January 1, 1996 through December 31, 1999, including subsequent deposits. We retain the guaranteed minimum death benefits risks on the remaining variable deferred annuity in force that is not covered by this reinsurance arrangement.
    o We assume and cede business related to the group accident and health block in run-off. While we are not writing any new contracts, we are contractually obligated to assume and cede premiums related to existing contracts.


DIRECT BUSINESS AND REINSURANCE:                                                     YEAR ENDED DECEMBER 31,
($ amounts in millions)                                                    ---------------------------------------------
                                                                                2004            2003            2002
                                                                           --------------  --------------  --------------

Direct premiums........................................................      $  1,054.3      $  1,092.1      $   1,104.2
Premiums assumed from reinsureds.......................................             2.8            15.5             16.9
Premiums ceded to reinsurers...........................................           (66.5)          (65.4)           (39.1)
                                                                           --------------  --------------  --------------
PREMIUMS...............................................................      $    990.6      $  1,042.2      $   1,082.0
                                                                           ==============  ==============  ==============
Percentage of amount assumed to net premiums...........................             0.3%            1.5%            1.6%
                                                                           ==============  ==============  ==============

Direct policy benefits incurred........................................      $    416.3      $    402.9      $    357.5
Policy benefits assumed from reinsureds................................             3.9            13.5            12.6
Policy benefits ceded to reinsurers....................................           (52.9)          (56.9)          (44.8)
                                                                           --------------  --------------  --------------
POLICY BENEFITS........................................................      $    367.3      $    359.5      $    325.3
                                                                           ==============  ==============  ==============

Direct life insurance in force.........................................      $126,367.9      $120,931.3      $110,529.8
Life insurance in force assumed from reinsureds........................         1,759.5         1,837.3         1,831.2
Life insurance in force ceded to reinsurers............................       (80,040.1)      (77,222.3)      (74,575.2)
                                                                           --------------  --------------  --------------
LIFE INSURANCE IN FORCE................................................      $ 48,087.3      $ 45,546.3      $ 37,785.8
                                                                           ==============  ==============  ==============
Percentage of amount assumed to net insurance in force.................             3.7%            4.0%            4.8%
                                                                           ==============  ==============  ==============

The policy benefit amounts above exclude changes in reserves, interest credited to policyholders and withdrawals, which total $1,054.9 million, $1,094.5 million and $1,110.8 million, net of reinsurance, for the years ended December 31, 2004, 2003 and 2002.

Irrevocable letters of credit aggregating $48.1 million at December 31, 2004 have been arranged with commercial banks in favor of us to collateralize the ceded reserves.

VALLEY FORGE LIFE INSURANCE

Effective July 1, 2002, we acquired the variable life and variable annuity business of Valley Forge Life Insurance Company (a subsidiary of CNA Financial Corporation). The business acquired had a total account value of $557.0 million at June 30, 2002. This transaction was effected through a combination of coinsurance and modified coinsurance.

DEFERRED POLICY ACQUISITION COSTS

[begin italic] The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to production of new business, are deferred. In connection with our acquisitions of the Confederation Life business (1997), we recognized an asset for the present value of future profits (PVFP) representing the present value of estimated net cash flows embedded in the existing contracts acquired. This asset is included in deferred policy acquisition costs (DAC).

We amortize DAC and PVFP based on the related policy's classification. For individual participating life insurance policies, DAC and PVFP are amortized in proportion to estimated gross margins. For universal life, variable universal life and accumulation annuities, DAC and PVFP are amortized in proportion to estimated gross profits. Policies may be surrendered for value or exchanged for a different one of our products (internal replacement); the DAC balance associated with the replaced or surrendered policies is amortized to reflect these surrenders.

The amortization process requires the use of various assumptions, estimates and judgments about the future. The primary assumptions are expenses, investment performance, mortality and contract cancellations (i.e., lapses, withdrawals and surrenders). These assumptions, which we review on a regular basis, and are generally based on our past experience, industry studies, regulatory requirements and judgments about the future. Changes in estimated gross margins and gross profits based on actual experiences are reflected as an adjustment to total amortization to date resulting in a charge or credit to earnings. Finally, analyses are performed periodically to assess whether there are sufficient gross margins or gross profits to amortize the remaining DAC balances. [end italic]


ACTIVITY IN DEFERRED POLICY ACQUISITION COSTS:                                            YEAR ENDED DECEMBER 31,
($ amounts in millions)                                                        ---------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

Direct acquisition costs deferred excluding acquisitions.....................    $    164.7      $    205.5      $    217.0
Acquisition costs recognized in Valley Forge Life acquisition................          --              --              48.5
Costs amortized to expenses:
  Recurring costs related to operations......................................        (110.4)          (98.1)          (88.5)
  (Cost) credit related to realized investment gains or losses...............           0.4             4.1           (25.1)
  Changes in actuarial assumptions...........................................          --              --              22.1
  Offsets to net unrealized investment gains or losses
    included in other comprehensive income...................................           7.7            12.4           (95.9)
                                                                               --------------  --------------  --------------
Change in deferred policy acquisition costs..................................          62.4           123.9            78.1
Deferred policy acquisition costs, beginning of year.........................       1,325.7         1,201.8         1,123.7
                                                                               --------------  --------------  --------------
DEFERRED POLICY ACQUISITION COSTS, END OF YEAR...............................    $  1,388.1      $  1,325.7      $  1,201.8
                                                                               ==============  ==============  ==============

In 2002, we revised the mortality assumptions used in the development of estimated gross margins for the traditional participating block of business to reflect favorable experience. This revision resulted in a decrease in deferred policy acquisition cost amortization of $22.1 million ($14.4 million after income taxes). Also in 2002, we revised the long-term market return assumption for the variable annuity block of business from 8% to 7%. In addition, we recorded an impairment charge related to the recoverability of our deferred acquisition cost asset related to the variable annuity business. The revision in long-term market return assumption and the impairment charge resulted in a $13.5 million pre-tax ($8.8 million after income taxes) increase in policy acquisition cost amortization expense in 2002.

POLICY LIABILITIES AND ACCRUALS

[begin italic] Future policy benefits are liabilities for life and annuity products. We establish liabilities in amounts adequate to meet the estimated future obligations of policies in-force. Future policy benefits for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to contractual guaranteed rates of interest, mortality rates guaranteed in calculating the cash surrender values described in such contracts and morbidity. Future policy benefits for variable universal life, universal life and annuities in the accumulation phase are computed using the deposit-method which is the sum of the account balance, unearned revenue liability and liability for minimum policy benefits. Future policy benefits for term and annuities in the payout phase that have significant mortality risk are computed using the net premium method on the basis of actuarial assumptions at the issue date of these contracts for rates of interest, contract administrative expenses, mortality and surrenders. We establish liabilities for outstanding claims, losses and loss adjustment expenses based on individual case estimates for reported losses and estimates of unreported losses based on past experience. [end italic]

Policyholder liabilities are primarily for participating life insurance policies and universal life insurance policies. For universal life, this includes deposits received from customers and investment earnings on their fund balances, which range from 4.0% to 6.0% as of December 31, 2004, less administrative and mortality charges.

Certain of our annuity products contain guaranteed minimum death benefits. The guaranteed minimum death benefit feature provides annuity contract holders with a guarantee that the benefit received at death will be no less than a prescribed amount. This minimum amount is based on the net deposits paid into the contract, the net deposits accumulated at a specified rate, the highest historical account value on a contract anniversary, or more typically, the greatest of these values. As of December 31, 2004 and 2003, the difference between the guaranteed minimum death benefit and the current account value (net amount at risk) for all existing contracts was $123.5 million and $183.1 million, respectively, for which we had established reserves, net of reinsurance recoverables, of $9.1 million and $7.6 million, respectively.

PARTICIPATING LIFE INSURANCE

Participating life insurance in force was 35.6% and 38.8% of the face value of total individual life insurance in force at December 31, 2004 and 2003, respectively.

FAIR VALUE OF INVESTMENT CONTRACTS

[begin italic] For purposes of fair value disclosures (Note 12), we determine the fair value of guaranteed interest contracts by assuming a discount rate equal to the appropriate U.S. Treasury rate plus 150 basis points to determine the present value of projected contractual liability payments through final maturity. We valued the fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, we used a discount rate equal to the appropriate U.S. Treasury rate plus 150 basis points to determine the present value of the projected account value of the policy at the end of the current guarantee period.

Deposit type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For these liabilities, we assume fair value to be equal to the stated liability balances. [end italic]

POLICYHOLDER DEPOSIT FUNDS

Policyholder deposit funds primarily consist of annuity deposits received from customers, dividend accumulations and investment earnings on their fund balances, which range from 1.8% to 12.3% as of December 31, 2004, less administrative charges.

DEMUTUALIZATION AND CLOSED BLOCK

Phoenix Home Life Mutual Insurance Company demutualized on June 25, 2001 by converting from a mutual life insurance company to a stock life insurance company, became a wholly-owned subsidiary of The Phoenix Companies, Inc. and changed its name to Phoenix Life Insurance Company.

In connection with the demutualization, we established a closed block as of December 31, 1999 to preserve over time the reasonable dividend expectations of individual life and annuity policyholders for which dividends were currently being paid or were expected to be paid under the then-current dividend scale. The closed block comprises a defined limited group of policies and a defined set of assets, is governed by a set of operating rules and will continue in effect as long as any policy in the closed block remains in effect.

Phoenix Life allocated assets to the closed block in an amount we believed sufficient to produce cash flows which, together with anticipated premiums and other revenues from the policies included in the closed block, will support payment of obligations relating to these policies. These obligations include the payment of claims, certain expenses, taxes and policyholder dividends, which we estimate to continue at rates in effect for 2000.

[begin italic] The closed block assets, including future assets from cash flows generated by the assets and premiums and other revenues from the policies in the closed block, will benefit only holders of the policies in the closed block. The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, investment purchases and sales, policyholder benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, investment income and realized investment gains and losses on investments held outside the closed block that support the closed block business. All of these excluded income and expense items enter into the determination of total gross margins of closed block policies for the purpose of amortization of deferred policy acquisition costs.

We present closed block assets, liabilities, revenues and expenses together with all other assets, liabilities, revenues and expenses. Within closed block liabilities, we have established a policyholder dividend obligation to record an additional liability to closed block policyholders for cumulative closed block earnings in excess of expected amounts calculated at the date of demutualization. These closed block earnings will not inure to stockholders but will result in additional future dividends to closed block policyholders unless otherwise offset by future performance of the closed block that is less favorable than expected. [end italic]

Because closed block liabilities exceed closed block assets, we have a net closed block liability at each period-end. This net liability represents the maximum future earning contribution to be recognized from the closed block and the change in this net liability each period is in the earnings contribution recognized from the closed block for the period. To the extent that actual cash flows differ from amounts anticipated, we may adjust policyholder dividends. If the closed block has excess funds, those funds will be available only to the closed block policyholders. However, if the closed block has insufficient funds to make policy benefit payments that are guaranteed, the payments will be made from assets outside of the closed block.

CLOSED BLOCK ASSETS AND LIABILITIES:                                                AS OF DECEMBER 31,
($ amounts in millions)                                                        ------------------------------
                                                                                    2004            2003           INCEPTION
                                                                               --------------  --------------   --------------
Debt securities..............................................................    $  6,949.6      $  6,906.4       $  4,773.1
Equity securities............................................................          90.8            82.9             --
Mortgage loans...............................................................         181.9           228.5            399.0
Venture capital partnerships.................................................          52.4            38.6             --
Policy loans.................................................................       1,363.4         1,386.8          1,380.0
Other invested assets........................................................          60.0            46.7             --
                                                                               --------------  --------------   --------------
Total closed block investments...............................................       8,698.1         8,689.9          6,552.1
Cash and cash equivalents....................................................         100.5            40.5             --
Accrued investment income....................................................         118.8           120.2            106.8
Receivables..................................................................          32.7            43.0             35.2
Deferred income taxes........................................................         359.7           377.0            389.4
Other closed block assets....................................................          24.0            62.3              6.2
                                                                               --------------  --------------   --------------
TOTAL CLOSED BLOCK ASSETS....................................................       9,333.8         9,332.9          7,089.7
                                                                               --------------  --------------   --------------
Policy liabilities and accruals..............................................       9,686.9         9,723.1          8,301.7
Policyholder dividends payable...............................................         365.5           369.8            325.1
Policyholder dividend obligation.............................................         535.9           519.2             --
Other closed block liabilities...............................................          41.5            63.0             12.3
                                                                               --------------  --------------   --------------
TOTAL CLOSED BLOCK LIABILITIES...............................................      10,629.8        10,675.1          8,639.1
                                                                               --------------  --------------   --------------
EXCESS OF CLOSED BLOCK LIABILITIES OVER CLOSED BLOCK ASSETS..................    $  1,296.0      $  1,342.2       $  1,549.4
                                                                               ==============  ==============   ==============


                                                                                                         YEAR ENDED
CLOSED BLOCK REVENUES AND EXPENSES AND CHANGES IN                               CUMULATIVE              DECEMBER 31,
POLICYHOLDER DIVIDEND OBLIGATION:                                                  FROM         ------------------------------
($ amounts in millions)                                                          INCEPTION           2004            2003
                                                                               --------------   --------------  --------------

Premiums.....................................................................    $  5,170.8       $    932.8      $  1,000.1
Net investment income........................................................       2,771.2            560.0           573.1
Net realized investment losses...............................................         (91.1)            (2.0)           (9.4)
                                                                               --------------   --------------  --------------
TOTAL REVENUES...............................................................       7,850.9          1,490.8         1,563.8
                                                                               --------------   --------------  --------------
Policy benefits, excluding dividends.........................................       5,367.6          1,007.1         1,058.0
Other operating expenses.....................................................          57.9              8.9            10.0
                                                                               --------------   --------------  --------------
Total benefits and expenses, excluding policyholder dividends................       5,425.5          1,016.0         1,068.0
                                                                               --------------   --------------  --------------
Closed block contribution to income before dividends and income taxes........       2,425.4            474.8           495.8
Policyholder dividends.......................................................       2,000.2            403.9           419.4
                                                                               --------------   --------------  --------------
Closed block contribution to income before income taxes......................         425.2             70.9            76.4
Applicable income taxes......................................................         149.3             24.7            26.8
                                                                               --------------   --------------  --------------
CLOSED BLOCK CONTRIBUTION TO INCOME..........................................    $    275.9       $     46.2      $     49.6
                                                                               ==============   ==============  ==============

Policyholder dividends provided through earnings.............................    $  2,045.4       $    403.9      $    419.4
Policyholder dividends provided through other comprehensive income...........         436.5              3.8           (45.5)
                                                                               --------------   --------------  --------------
ADDITIONS TO POLICYHOLDER DIVIDEND LIABILITIES...............................       2,481.9            407.7           373.9
POLICYHOLDER DIVIDENDS PAID..................................................      (1,905.6)          (395.3)         (395.6)
                                                                               --------------   --------------  --------------
Change in policyholder dividend liabilities..................................         576.3             12.4           (21.7)
Policyholder dividend liabilities, beginning of period.......................         325.1            889.0           910.7
                                                                               --------------   --------------  --------------
Policyholder dividend liabilities, end of period.............................         901.4            901.4           889.0
  Less:  Policyholder dividends payable, end of period.......................         365.5            365.5           369.8
                                                                               --------------   --------------  --------------
POLICYHOLDER DIVIDEND OBLIGATION, END OF PERIOD..............................    $    535.9       $    535.9      $    519.2
                                                                               ==============   ==============  ==============

In addition to the closed block assets, we hold assets outside the closed block in support of closed block liabilities. We recognize investment earnings on these invested assets, less deferred policy acquisition cost amortization and allocated expenses, as an additional source of earnings to our stockholders.

3.  INVESTING ACTIVITIES

DEBT AND EQUITY SECURITIES

[begin italic] We classify our debt and equity securities as available-for-sale and report them in our balance sheet at fair value. Trading securities are carried at fair value and changes in fair value are recorded in net income as they occur. Fair value is based on quoted market price, where available. When quoted market prices are not available, we estimate fair value by discounting debt security cash flows to reflect interest rates currently being offered on similar terms to borrowers of similar credit quality (private placement debt securities), by quoted market prices of comparable instruments (untraded public debt securities) and by independent pricing sources or internally developed pricing models (equity securities).

For mortgage-backed and other asset-backed debt securities, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic lives of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. For certain asset-backed securities, changes in estimated yield are recorded on a prospective basis and specific valuation methods are applied to these securities to determine if there has been an other-than-temporary decline in value. [end italic]

See Note 7 for information on available-for-sale debt and equity securities pledged as collateral.


                                                                                    AS OF DECEMBER 31,
FAIR VALUE AND COST OF DEBT SECURITIES:                         ---------------------------------------------------------------
($ amounts in millions)                                                     2004                             2003
                                                                ------------------------------   ------------------------------
                                                                  FAIR VALUE         COST          FAIR VALUE        COST
                                                                --------------  --------------   --------------  --------------

U.S. government and agency...................................    $     676.4     $     622.7      $     755.2     $     712.7
State and political subdivision..............................          446.5           413.7            510.3           468.4
Foreign government...........................................          314.8           284.0            260.4           239.0
Corporate....................................................        7,365.4         7,040.7          6,763.4         6,410.0
Mortgage-backed..............................................        3,253.4         3,122.9          3,097.5         2,963.4
Other asset-backed...........................................        1,417.1         1,405.0          1,882.0         1,863.6
                                                                --------------  --------------   --------------  --------------
DEBT SECURITIES..............................................    $  13,473.6     $  12,889.0      $  13,268.8     $  12,657.1
                                                                ==============  ==============   ==============  ==============

Amounts applicable to the closed block.......................    $   6,949.6     $   6,515.2      $   6,906.4     $   6,471.1
                                                                ==============  ==============   ==============  ==============


                                                                                    AS OF DECEMBER 31,
FAIR VALUE AND COST OF DEBT SECURITIES:                         ---------------------------------------------------------------
($ amounts in millions)                                                      2004                            2003
                                                                ------------------------------   ------------------------------
                                                                  FAIR VALUE         COST          FAIR VALUE         COST
                                                                --------------  --------------   --------------  --------------

Lombard International Assurance, S.A.........................    $      43.3     $      43.3      $      41.1     $      41.1
Other equity securities......................................          116.9           101.1            142.9           127.3
                                                                --------------  --------------   --------------  --------------
EQUITY SECURITIES............................................    $     160.2     $     144.4      $     184.0     $     168.4
                                                                ==============  ==============   ==============  ==============

Amounts applicable to the closed block.......................    $      90.8     $      78.3      $      82.9     $      75.0
                                                                ==============  ==============   ==============  ==============

In 2003, we sold our 3.0% and 3.1% equity interests in two life insurance subsidiaries of General Electric Company for $72.0 million and realized a gain of $21.6 million ($14.0 million after income taxes). Also in 2003, we sold our 9.3% equity interest in PXRE Group Ltd., a property catastrophe reinsurer, for $23.1 million and realized a gain of $13.7 million ($8.9 million after income taxes).

In January 2005, we sold our equity investment in Lombard as further described in Note 1.

HRH. Hilb Rogal and Hobbs (HRH) is a Virginia-based property and casualty insurance and employee benefit products distributor traded on the New York Stock Exchange. Prior to November 2002, we owned 6.4% of its common shares, as well as convertible debt securities which, if converted, would have represented 16.8% of HRH's common stock outstanding. We also had a contractual right to designate two nominees for election to its board of directors.

In November 2002, we converted our HRH note into additional shares of HRH common stock, resulting in total HRH holdings with a fair value of $167.1 million. Following the conversion, we sold the majority of our shares of HRH common stock to The Phoenix Companies for $157.4 million.

As a result of these transactions, in 2002 we recorded a gross realized investment gain of $107.1 million, $38.8 million net of offsets for applicable DAC costs and deferred income taxes. We calculated our gains using the specific identification of the securities sold. As a result of the transactions we completed in November 2002, it was no longer appropriate to consider HRH as an affiliate for accounting and reporting purposes. In addition, in 2003 we sold our remaining shares of HRH common stock in the open market for $9.4 million and recorded a gross realized investment gain of $6.9 million ($4.5 million after income taxes).


                                                                                      AS OF DECEMBER 31,
                                                                -------------------------------------------------------------
UNREALIZED GAINS AND LOSSES FROM                                             2004                           2003
DEBT AND EQUITY SECURITIES:                                     -----------------------------   -----------------------------
($ amounts in millions)                                             GAINS          LOSSES           GAINS          LOSSES
                                                                --------------  -------------   --------------  -------------

U.S. government and agency...................................     $     55.4     $     (1.7)     $     44.0      $    (1.5)
State and political subdivision..............................           34.4           (1.6)           43.5           (1.6)
Foreign government...........................................           31.1           (0.3)           23.2           (1.8)
Corporate....................................................          364.2          (39.5)          400.4          (47.0)
Mortgage-backed..............................................          137.0           (6.5)          143.4           (9.3)
Other asset-backed...........................................           32.4          (20.3)           55.6          (37.2)
                                                                --------------  -------------   --------------  -------------
Debt securities gains and losses.............................     $    654.5     $    (69.9)     $    710.1      $   (98.4)
                                                                ==============  =============   ==============  =============
DEBT SECURITIES NET GAINS....................................     $    584.6                     $    611.7
                                                                ==============                  ==============

Equity securities gains and losses...........................     $     19.1     $     (3.3)     $     17.4      $    (1.8)
                                                                ==============  =============   ==============  =============
EQUITY SECURITIES NET GAINS..................................     $     15.8                     $     15.6
                                                                ==============                  ==============


                                                                         AS OF DECEMBER 31, 2004
                                            ----------------------------------------------------------------------------------------
AGING OF TEMPORARILY IMPAIRED                  LESS THAN 12 MONTHS          GREATER THAN 12 MONTHS               TOTAL
DEBT AND EQUITY SECURITIES:                 ---------------------------   --------------------------   -----------------------------
($ amounts in millions)                          FAIR       UNREALIZED         FAIR      UNREALIZED         FAIR       UNREALIZED
                                                 VALUE        LOSSES          VALUE        LOSSES          VALUE         LOSSES
                                            ---------------------------   --------------------------   -----------------------------
DEBT SECURITIES
U.S. government and agency...............     $     85.6     $    (1.4)      $     4.9      $   (0.3)      $    90.5     $    (1.7)
State and political subdivision..........           41.6          (1.2)            9.0          (0.4)           50.6          (1.6)
Foreign government.......................           --            --              10.6          (0.3)           10.6          (0.3)
Corporate................................        1,212.6         (16.1)          418.8         (23.4)        1,631.4         (39.5)
Mortgage-backed..........................          589.4          (4.8)          113.6          (1.7)          703.0          (6.5)
Other asset-backed.......................          444.6          (5.3)           96.8         (15.0)          541.4         (20.3)
                                            -------------  -------------   -------------  ------------   ------------  -------------
DEBT SECURITIES..........................     $  2,373.8     $   (28.8)      $   653.7      $  (41.1)      $ 3,027.5     $   (69.9)
COMMON STOCK.............................           15.3          (2.4)            5.4          (0.9)           20.7          (3.3)
                                            -------------  -------------   -------------  ------------   ------------  -------------

TOTAL TEMPORARILY IMPAIRED SECURITIES....     $  2,389.1     $   (31.2)      $   659.1      $  (42.0)      $ 3,048.2     $   (73.2)
                                            =============  =============   =============  ============   ============  =============

AMOUNTS INSIDE THE CLOSED BLOCK..........     $    702.0     $   (10.7)      $   347.9      $  (16.2)      $ 1,049.9     $   (26.9)
                                            =============  =============   =============  ============   ============  =============

AMOUNTS OUTSIDE THE CLOSED BLOCK.........     $  1,687.1     $   (20.5)      $   311.2      $  (25.8)      $ 1,998.3     $   (46.3)
                                            =============  =============   =============  ============   ============  =============
AMOUNTS OUTSIDE THE CLOSED BLOCK
  THAT ARE BELOW INVESTMENT GRADE........     $     66.8     $     (2.2)      $    68.3     $  (12.2)      $   135.1     $   (14.4)
                                            =============  =============   =============  ============   ============  =============
AFTER OFFSETS FOR DEFERRED ACQUISITION
  COST ADJUSTMENT AND TAXES..............                    $     (0.8)                    $   (4.5)                    $    (5.3)
                                                           =============                  ============                 =============

These securities are considered to be temporarily impaired at December 31, 2004 as each of these securities has performed, and is expected to continue to perform, in accordance with their original contractual terms.

MORTGAGE LOANS AND REAL ESTATE

[begin italic] We report mortgage loans at unpaid principal balances, net of valuation reserves on impaired mortgages. We consider a mortgage loan to be impaired if we believe it is probable that we will be unable to collect all amounts of contractual interest and principal as scheduled in the loan agreement. We do not accrue interest income on impaired mortgage loans when the likelihood of collection is doubtful.

We estimate the fair value of mortgage loans by discounting the present value of scheduled loan payments. We base the discount rate on the comparable U.S. Treasury rates for loan durations plus spreads of 130 to 800 basis points, depending on our internal quality ratings of the loans. For in-process-of-foreclosure or defaulted loans, we estimate fair value as the lower of the underlying collateral value or the loan balance. [end italic]

Mortgage loans are collateralized by the related properties and are generally no greater than 75% of the properties' value at the time the loans are originated.

                                                                                       AS OF DECEMBER 31,
CARRYING VALUE OF INVESTMENTS IN MORTGAGE LOANS                 ---------------------------------------------------------------
($ amounts in millions)                                                      2004                             2003
                                                                ------------------------------   ------------------------------
                                                                  CARRYING                         CARRYING
                                                                    VALUE        FAIR VALUE          VALUE        FAIR VALUE
                                                                --------------  --------------   --------------  --------------
PROPERTY TYPE
Apartment buildings..........................................    $      81.8     $      82.8      $     105.1     $     106.7
Office buildings.............................................           18.0            18.2             49.0            49.7
Retail stores................................................           92.5            93.6            109.0           110.7
Industrial buildings.........................................           25.4            25.7             33.7            34.2
Other........................................................            0.1             0.1              0.1             0.1
                                                                --------------  --------------   --------------  --------------
Subtotal.....................................................          217.8           220.4            296.9           301.4
  Less:  Valuation allowances................................            9.9            --               12.8            --
                                                                --------------  --------------   --------------  --------------
MORTGAGE LOANS...............................................    $     207.9     $     220.4      $     284.1     $     301.4
                                                                ==============  ==============   ==============  ==============

Amounts applicable to the closed block.......................    $     181.9     $     184.1      $     228.5     $     242.4
                                                                ==============  ==============   ==============  ==============

We had no delinquent or in-process-of-foreclosure mortgage loans as of both December 31, 2004 and 2003. The carrying values of mortgage loans on which the payment terms have been restructured or modified were $12.9 million and $25.8 million as of December 31, 2004 and 2003, respectively. We have provided valuation allowances for restructured or modified mortgage loans.

                                                                                         YEAR ENDED DECEMBER 31,
MORTGAGE LOAN VALUATION ALLOWANCE ACTIVITY:                                    ---------------------------------------------
($ amounts in millions)                                                             2004            2003            2002
                                                                               --------------  --------------  --------------

Valuation allowance, beginning of year.......................................   $      12.8     $      15.5     $      15.0
Additions charged to income..................................................          --               0.8             0.6
Deductions for write-offs and disposals......................................          (2.9)           (3.5)           (0.1)
                                                                               --------------  --------------  --------------
VALUATION ALLOWANCE, END OF YEAR.............................................   $       9.9     $      12.8     $      15.5
                                                                               ==============  ==============  ==============

During the three years ended December 31, 2004, the amount of interest that was foregone due to the restructuring of mortgage loans and to non-income producing loans was not material to our consolidated financial statements. Refinancing of mortgage loans was not material in any of the three years ended December 31, 2004.

VENTURE CAPITAL PARTNERSHIPS

We invest as a limited partner in venture capital limited partnerships. Generally, these partnerships focus on early-stage ventures, primarily in the information technology and life science industries and leveraged buyout funds. We also have direct equity investments in leveraged buyouts and corporate acquisitions.

[begin italic] We record our equity in the earnings of venture capital partnerships in net investment income using the most recent financial information received from the partnerships and estimating the change in our share of partnership earnings for the quarter to eliminate any lag in reporting.

To estimate the net equity in earnings of the venture capital partnerships for each quarter, we developed a methodology to estimate the change in value of the underlying investee companies in the venture capital partnerships. For public investee companies, we used quoted market prices at the end of each quarter, applying liquidity discounts to these prices in instances where such discounts were applied in the underlying partnerships' financial statements. For private investee companies, we applied a public industry sector index to estimate changes in valuations each quarter. We apply this methodology consistently each quarter with subsequent adjustments to reflect market events reported by the partnerships (e.g., new rounds of financing, initial public offerings and writedowns by the general partners). Our methodology recognizes both downward and upward adjustments in estimated values based on the indices, but when the general partner reduces the value of a private investee company, we do not adjust the fair value upward (by applying the public sector index) in excess of the most recent value reported by the general partner. Finally, we revise the valuations we have assigned to the investee companies annually to reflect the valuations in the audited financial statements received from the venture capital partnerships. [end italic]



                                                                                           YEAR ENDED DECEMBER 31,
NET INVESTMENT INCOME RELATED TO VENTURE CAPITAL PARTNERSHIPS:                 ----------------------------------------------
($ amounts in millions)                                                             2004            2003            2002
                                                                               --------------  --------------  --------------

Net realized gains (losses) on partnership cash and stock distributions......   $      13.7     $      17.4     $      (4.7)
Net unrealized gains (losses) on partnership investments.....................          14.4            38.2           (47.2)
Partnership operating expenses...............................................          (2.6)           (6.6)           (7.4)
                                                                               --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS).................................................   $      25.5     $      49.0     $     (59.3)
                                                                               ==============  ==============  ==============

Amounts applicable to the closed block.......................................   $       6.2     $      12.8     $      --
                                                                               ==============  ==============  ==============

As indicated above, we record our equity in earnings of venture capital partnerships based on the most recent financial information and by estimating the earnings for any lag in partnership reporting. As a result, the effect of our adjusting our estimates to actual results reflected in partnership financial statements was to increase net investment income as follows:

                                                                                           YEAR ENDED DECEMBER 31,
ADJUSTMENT OF VENTURE CAPITAL INVESTMENT INCOME                                ----------------------------------------------
RELATED TO RECEIPT OF FINANCIAL STATEMENTS:                                         2004            2003            2002
($ amounts in millions)                                                        --------------  --------------  --------------

Closed block.................................................................   $       1.0     $      --       $      --
General account..............................................................           6.8            33.4            12.8
                                                                               --------------  --------------  --------------
TOTAL........................................................................   $       7.8     $      33.4     $      12.8
                                                                               ==============  ==============  ==============


                                                                                           YEAR ENDED DECEMBER 31,
INVESTMENT ACTIVITY IN VENTURE CAPITAL PARTNERSHIPS:                           ----------------------------------------------
($ amounts in millions)                                                             2004            2003            2002
                                                                               --------------  --------------  --------------

Contributions................................................................   $      59.2     $      41.3     $      43.0
Equity in earnings (losses) of partnerships..................................          25.5            49.0           (59.3)
Distributions................................................................         (64.3)          (43.6)          (41.7)
Proceeds from sale of partnership interests..................................          --             (26.1)           --
Realized loss on sale of partnership interests...............................          --             (14.3)           (5.1)
                                                                               --------------  --------------  --------------
Change in venture capital partnerships.......................................          20.4             6.3           (63.1)
Venture capital partnership investments, beginning of period.................         234.9           228.6           291.7
                                                                               --------------  --------------  --------------
VENTURE CAPITAL PARTNERSHIP INVESTMENTS, END OF PERIOD.......................   $     255.3     $     234.9     $     228.6
                                                                               ==============  ==============  ==============


UNFUNDED COMMITMENTS AND INVESTMENTS IN VENTURE CAPITAL PARTNERSHIPS:                                AS OF DECEMBER 31,
($ amounts in millions)                                                                        ------------------------------
                                                                                                    2004            2003
                                                                                               --------------  --------------
UNFUNDED COMMITMENTS
Closed block                                                                                    $      83.0     $      48.3
Venture capital segment.....................................................................           53.5            76.7
                                                                                               ==============  ==============
TOTAL UNFUNDED COMMITMENTS..................................................................    $     136.5     $     125.0
                                                                                               ==============  ==============

VENTURE CAPITAL PARTNERSHIPS
Closed block                                                                                    $      52.4     $      38.6
Venture capital segment.....................................................................          202.9           196.3
                                                                                               ==============  ==============
TOTAL VENTURE CAPITAL PARTNERSHIPS..........................................................    $     255.3     $     234.9
                                                                                               ==============  ==============

In February 2003, we sold a 50% interest in certain of our venture capital partnerships to an outside party and transferred the remaining 50% interest to our closed block. The carrying value of the partnerships sold and transferred totaled $52.2 million after realizing a loss of $5.1 million in 2002 and $14.3 million in 2003 to reflect the proceeds received.

AFFILIATE EQUITY AND DEBT SECURITIES

[begin italic] Our investments in affiliate equity securities represent investments in operating entities in which we own less than a majority of the outstanding common stock and where we exercise significant influence over the operating and financial policies of the companies. We use the equity method of accounting for our investments in common stock of these affiliates. We evaluate our equity method investments for an other-than-temporary impairment at each balance sheet date considering quantitative and qualitative factors including quoted market price of underlying equity securities, the duration the carrying value is in excess of fair value and historical and projected earnings and cash flow capacity. [end italic]

We present affiliate debt securities in the available-for-sale debt securities caption.

                                                                                                  AS OF DECEMBER 31, 2003
CARRYING VALUE AND COST OF AFFILIATE SECURITIES:                                               ------------------------------
($ amounts in millions)                                                                          CARRYING
                                                                                                   VALUE           COST
                                                                                               --------------  --------------

Aberdeen common stock.......................................................................    $      38.3     $      20.0
Other.......................................................................................            9.2            18.9
                                                                                               --------------  --------------
AFFILIATE EQUITY SECURITIES.................................................................    $      47.5     $      38.9
                                                                                               ==============  ==============

Aberdeen 7.5% convertible notes.............................................................    $      27.5     $      27.5
                                                                                               --------------  --------------
AFFILIATE DEBT SECURITIES...................................................................    $      27.5     $      27.5
                                                                                               ==============  ==============

The cost basis of Aberdeen common stock is adjusted to reflect an other-than-temporary impairment of $89.1 million, which we recognized as a realized investment loss in 2003.


                                                                                          YEAR ENDED DECEMBER 31,
SOURCES OF EARNINGS FROM AFFILIATE SECURITIES:                                 ----------------------------------------------
($ amounts in millions)                                                            2004            2003            2002
                                                                               --------------  --------------  --------------

Aberdeen common stock dividends..............................................   $       3.0     $       2.7     $       3.8
Equity in Aberdeen undistributed income (loss)...............................         (21.9)           (2.0)            2.3
HRH common stock dividends...................................................          --              --               0.5
Equity in HRH undistributed income...........................................          --              --               2.5
Other........................................................................           1.7            (2.7)           (3.2)
                                                                               --------------  --------------  --------------
AFFILIATE EQUITY SECURITIES INVESTMENT INCOME................................   $     (17.2)    $      (2.0)    $       5.9
                                                                               ==============  ==============  ==============

Aberdeen convertible notes and bonds.........................................   $       2.0     $       2.5     $       3.8
Aberdeen 5.875% convertible notes............................................          --               0.1             1.3
                                                                               --------------  --------------  --------------
AFFILIATE DEBT SECURITIES INVESTMENT INCOME..................................   $       2.0     $       2.6     $       5.1
                                                                               ==============  ==============  ==============

ABERDEEN. As of December 31, 2004 and 2003, we owned 38.1 million shares of Aberdeen common stock, which represented 16.5% of its outstanding common shares. We acquired these shares between 1996 and 2001 at a total cost of $109.1 million, which, through November 18, 2004, we accounted for under the equity method of accounting based on our ability to significantly influence Aberdeen's operations.

During 2003, we recorded a non-cash realized investment loss of $89.1 million ($55.0 million after income taxes) related to an other-than-temporary impairment of our equity investment in Aberdeen. In addition, as of December 31, 2003 we owned $27.5 million in Aberdeen convertible subordinated notes which were repaid in full to us on November 19, 2004. Concurrent with this paydown, we relinquished our contractual right to one of two Aberdeen board seats held related to our 16.5% equity interest in Aberdeen at which point we concluded that in our judgment, we no longer had the ability to significantly influence Aberdeen's operations. Accordingly, effective November 19, 2004, we changed our method of accounting for our equity holdings in Aberdeen from the equity method of accounting to the fair value method of accounting under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities. Based on our intent to sell our equity holdings in Aberdeen in the near-term, we designated our equity holdings as trading securities under the fair value method of accounting. Under the fair value method, the changes in fair value, based on the underlying value of Aberdeen's shares as traded on the London Stock Exchange, as compared to our carrying under the equity method are presented as an after-tax realized investment gain of $55.1 million in our consolidated statement of income for the year ended December 31, 2004. In addition, our 2004 consolidated statement of income includes a $14.7 million after-tax, non-cash charge related to the accounting for our proportionate share of Aberdeen's December 2004 settlement of alleged misselling activities with the United Kingdom's Financial Services Authority. This charge has been accounted for by us under the equity method of accounting as it pre-dates our November 19, 2004 change in accounting for Aberdeen from the equity method to the fair value method.


                                                                                         YEAR ENDED DECEMBER 31,
AFTER-TAX EFFECT OF EQUITY INTEREST IN ABERDEEN:                               ---------------------------------------------
($ amounts in millions)                                                            2004            2003            2002
                                                                               --------------  --------------  --------------

Equity in undistributed earnings (losses) of affiliates......................   $     (12.3)    $       0.5     $       3.7
Unrealized gain on trading securities........................................          55.1            --              --
Realized investment gain (loss)..............................................          --             (55.0)           --
                                                                               --------------  --------------  --------------
NET INCOME (LOSS)............................................................   $      42.8     $     (54.5)    $       3.7
                                                                               ==============  ==============  ==============

The carrying value of our equity investment in Aberdeen is $87.3 million at December 31, 2004 and is presented as a trading equity security on our consolidated balance sheet.

On January 14, 2005, we closed the sale to third parties of our equity holdings in Aberdeen for net proceeds of $70.4 million, resulting in an after-tax realized investment loss of $7.0 million, which will be recognized as a realized investment loss in our 2005 consolidated statement of income. The January 2005 sale of our equity holdings in Aberdeen completed our disposition of our direct financial interests in Aberdeen. We continue to participate in sub-advisory arrangements related to several of our asset management product offerings with Aberdeen, the financial effects of which are not material to our consolidated financial statements.

POLICY LOANS AND OTHER INVESTED ASSETS

[begin italic] Policy loans are carried at their unpaid principal balances and are collateralized by the cash values of the related policies. We estimate the fair value of fixed rate policy loans by discounting loan interest and loan repayments. We base the discount rate on the 10-year U.S. Treasury rate. We assume that loan interest payments are made at the fixed rate less 17.5 basis points and that loan repayments only occur as a result of anticipated policy lapses. For variable rate policy loans, we consider the unpaid loan balance as fair value, as interest rates on these loans are reset annually based on market rates.

Other investments primarily include leveraged lease investments and other partnership and joint venture interests. Leveraged lease investments represent the net amount of the estimated residual value of the lease assets, rental receivables and unearned and deferred income to be allocated over the lease term. Investment income is calculated using the interest method and is recognized only in periods in which the net investment is positive. Other partnership and joint venture interests in which we do not have control or a majority ownership interest are recorded using the equity method of accounting. These investments include affordable housing, mezzanine and other partnership interests.

Our derivative instruments primarily include interest rate swap agreements. We report these contracts at fair values, which are based on current settlement values. These values are determined by brokerage quotes that utilize pricing models or formulas based on current assumptions for the respective agreements. [end italic]


                                                                                                     AS OF DECEMBER 31,
OTHER INVESTED ASSETS:                                                                         ------------------------------
($ amounts in millions)                                                                            2004            2003
                                                                                               --------------  --------------

Transportation and other equipment leases...................................................    $      67.8     $      68.7
Separate account equity investments.........................................................           40.0            49.2
Mezzanine partnerships......................................................................           61.7            50.9
Affordable housing partnerships.............................................................           23.4            24.8
Derivative instruments (Note 12)............................................................           19.4            30.0
Other affiliate investments.................................................................            8.8            20.3
Real estate.................................................................................           70.1            64.0
Other partnership interests.................................................................           76.3            80.8
                                                                                               --------------  --------------
OTHER INVESTED ASSETS.......................................................................    $     367.5     $     388.7
                                                                                               ==============  ==============

Amounts applicable to the closed block......................................................    $      60.0     $      46.7
                                                                                               ==============  ==============

NET INVESTMENT INCOME AND NET REALIZED INVESTMENT GAINS (LOSSES)

[begin italic] We recognize realized investment gains and losses on asset dispositions on a first-in, first-out basis and when declines in fair value of debt and equity securities are considered to be other-than-temporary. The cost basis of these written down investments is adjusted to fair value at the date the determination of impairment is made and the new cost basis is not changed for subsequent recoveries in value. The closed block policyholder dividend obligation, applicable deferred policy acquisition costs and applicable income taxes, which offset realized investment gains and losses, are each reported separately as components of net income. [end italic]

                                                                                           YEAR ENDED DECEMBER 31,
SOURCES OF NET INVESTMENT INCOME:                                              ----------------------------------------------
($ amounts in millions)                                                             2004            2003            2002
                                                                               --------------  --------------  --------------
Debt securities..............................................................   $     774.4     $     767.0     $     734.1
Equity securities............................................................           3.2             2.1             3.9
Mortgage loans...............................................................          22.5            32.6            40.4
Venture capital partnerships.................................................          25.5            49.0           (59.3)
Affiliate equity securities..................................................          --              --               5.9
Policy loans.................................................................         167.1           171.7           171.8
Other investments............................................................          48.8            35.0            17.1
Cash and cash equivalents....................................................           4.4             6.8            10.8
                                                                               --------------  --------------  --------------
Total investment income......................................................       1,045.9         1,064.2           924.7
  Less:  Investment expenses.................................................          18.0            18.2            17.4
                                                                               --------------  --------------  --------------
NET INVESTMENT INCOME, GENERAL ACCOUNT INVESTMENTS...........................       1,027.9         1,046.0           907.3
Debt and equity securities pledged as collateral (Note 7)....................          40.1            52.2            31.0
                                                                               --------------  --------------  --------------
NET INVESTMENT INCOME........................................................   $   1,068.0     $   1,098.2     $     938.3
                                                                               ==============  ==============  ==============

Amounts applicable to the closed block.......................................   $     560.0     $     573.1     $     562.0
                                                                               ==============  ==============  ==============

For 2004, 2003 and 2002, net investment income was lower by $9.5 million, $10.4 million and $6.2 million, respectively, due to non-income producing debt securities. Of these amounts, $5.8 million, $5.5 million and $5.2 million, respectively, related to the closed block.


SOURCES OF REALIZED INVESTMENT GAINS (LOSSES):                                             YEAR ENDED DECEMBER 31,
($ amounts in millions)                                                        ---------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

Debt security impairments....................................................   $     (15.5)    $     (76.1)    $    (114.3)
Equity security impairments..................................................          (1.5)           (4.3)           (9.8)
Mortgage loan impairments....................................................          --              (4.1)           (0.6)
Venture capital partnership impairments......................................          --              (4.6)           (5.1)
Affiliate equity security impairments........................................         (11.0)          (96.9)           --
Other invested asset impairments.............................................          (3.3)          (16.5)          (22.0)
Debt and equity securities pledged as collateral impairments.................         (16.6)           (8.3)          (34.9)
                                                                               --------------  --------------  --------------
IMPAIRMENT LOSSES............................................................         (47.9)         (210.8)         (186.7)
                                                                               --------------  --------------  --------------
Debt security transaction gains..............................................          39.0            93.7            92.6
Debt security transaction losses.............................................         (10.6)          (28.9)          (45.9)
Equity security transaction gains............................................          17.7            58.8           116.3
Equity security transaction losses...........................................          (5.9)           (9.2)          (22.4)
Mortgage loan transaction gains (losses).....................................           0.2            (1.3)            0.2
Venture capital partnership transaction losses...............................          --              (9.7)           --
Other invested asset transaction gains (losses)..............................           5.5             9.4             2.1
                                                                               --------------  --------------  --------------
NET TRANSACTION GAINS........................................................          45.9           112.8           142.9
                                                                               --------------  --------------  --------------
NET REALIZED INVESTMENT LOSSES...............................................   $      (2.0)    $     (98.0)    $     (43.8)
                                                                               --------------  --------------  --------------

Net realized investment losses...............................................   $      (2.0)    $     (98.0)    $     (43.8)
                                                                               --------------  --------------  --------------
Applicable closed block policyholder dividend obligation (reduction).........           3.7            (5.9)          (40.3)
Applicable deferred policy acquisition costs (benefit).......................          (0.4)           (4.1)           25.1
Applicable deferred income tax benefit.......................................           3.1           (35.6)           (0.5)
                                                                               --------------  --------------  --------------
Offsets to realized investment losses........................................           6.4           (45.6)          (15.7)
                                                                               --------------  --------------  --------------
NET REALIZED INVESTMENT LOSSES INCLUDED IN NET INCOME........................   $      (8.4)    $     (52.4)    $     (28.1)
                                                                               ==============  ==============  ==============

Included in realized impairment losses on debt and equity securities pledged as collateral above, are impairments relating to our direct investments in the consolidated collateralized obligation trusts of $3.7 million, $5.9 million and $8.6 million for 2004, 2003 and 2002, respectively.

On May 25, 2004, we sold our Enfield, Connecticut office facility for a loss of $1.0 million ($0.7 million after-tax). In anticipation of that sale, we had recorded a $6.2 million ($4.0 million after-tax) realized impairment loss in 2003.

UNREALIZED INVESTMENT GAINS (LOSSES)

[begin italic] We recognize unrealized investment gains and losses on investments in debt and equity securities that we classify as available-for-sale. These gains and losses are reported as a component of other comprehensive income, net of the closed block policyholder dividend obligation, applicable DAC and applicable deferred income taxes. [end italic]

SOURCES OF CHANGES IN NET UNREALIZED INVESTMENT GAINS (LOSSES):                            YEAR ENDED DECEMBER 31,
($ amounts in millions)                                                        ----------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

Debt securities..............................................................   $     (27.1)    $     (66.1)    $     404.1
Equity securities............................................................           0.2           (27.7)           22.8
Debt and equity securities pledged as collateral.............................           7.8           116.4            42.6
Other investments............................................................          --               4.9            (1.1)
                                                                               --------------  --------------  --------------
NET CHANGES IN UNREALIZED INVESTMENT GAINS (LOSSES)..........................   $     (19.1)    $      27.5     $     468.4
                                                                               ==============  ==============  ==============

Net unrealized investment gains (losses).....................................   $     (19.1)    $      27.5     $     468.4
                                                                               --------------  --------------  --------------
Applicable policyholder dividend obligation..................................           3.6           (45.5)          369.4
Applicable deferred policy acquisition costs.................................          (7.7)          (12.4)           95.9
Applicable deferred income taxes (benefit)...................................          (9.8)           (5.4)          (13.8)
                                                                               --------------  --------------  --------------
Offsets to net unrealized investment gains...................................         (13.9)          (63.3)          451.5
                                                                               --------------  --------------  --------------
NET CHANGES IN UNREALIZED INVESTMENT GAINS (LOSSES)
  INCLUDED IN OTHER COMPREHENSIVE INCOME (NOTE 10)...........................   $      (5.2)    $      90.8     $      16.9
                                                                               ==============  ==============  ==============

INVESTING CASH FLOWS

[begin italic] Cash and cash equivalents consist of cash and short-term investments with original maturities of 90 days or less. [end italic]

INVESTMENT PURCHASES, SALES, REPAYMENTS AND MATURITIES:
($ amounts in millions)                                                                    YEAR ENDED DECEMBER 31,
                                                                               ----------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

Debt security purchases......................................................   $  (4,052.9)    $  (5,385.4)    $  (4,725.5)
Equity security purchases....................................................         (66.3)         (125.4)          (58.3)
Venture capital partnership investments......................................         (59.3)          (41.6)          (43.0)
Affiliate equity and debt security purchases.................................          --              --             (28.0)
Other invested asset purchases...............................................         (25.8)          (27.2)          (73.0)
Policy loan advances, net....................................................          44.7           (31.9)          (23.7)
                                                                               --------------  --------------  --------------
INVESTMENT PURCHASES.........................................................   $  (4,159.6)    $  (5,611.5)    $  (4,951.5)
                                                                               ==============  ==============  ==============

Debt securities sales........................................................   $   2,405.2     $   2,124.7     $   1,805.1
Debt securities maturities and repayments....................................       1,483.0         1,792.0         1,305.6
Equity security sales........................................................         111.2           235.7           273.2
Mortgage loan maturities and principal repayments............................          77.2           180.3            67.7
Venture capital partnership capital distributions............................          59.4            54.2            28.5
Affiliate securities sales...................................................           1.0            --              --
Real estate and other invested assets sales..................................          76.8            30.3            69.9
                                                                               --------------  --------------  --------------
INVESTMENT SALES, REPAYMENTS AND MATURITIES..................................   $   4,213.8     $   4,417.2     $   3,550.0
                                                                               ==============  ==============  ==============

The maturities of general account debt securities and mortgage loans, by contractual sinking fund payment and maturity, as of December 31, 2004 are summarized in the following table. Actual maturities will differ from contractual maturities as certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties, we have the right to put or sell certain obligations back to the issuers and we may refinance mortgage loans. Refinancing of mortgage loans was not significant during the three years ended 2004.

MATURITIES OF DEBT SECURITIES AND MORTGAGE LOANS:                                                MORTGAGE
($ amounts in millions)                                                            DEBT          LOANS AT
                                                                                SECURITIES       CARRYING
                                                                                  AT COST          VALUE          TOTAL
                                                                               --------------  --------------  --------------

Due in one year or less......................................................   $     164.7     $      25.1     $     189.8
Due after one year through five years........................................       2,356.0            89.3         2,445.3
Due after five years through ten years.......................................       3,642.4            59.8         3,702.2
Due after ten years..........................................................       6,725.9            33.7         6,759.6
                                                                               --------------  --------------  --------------
TOTAL........................................................................   $  12,889.0     $     207.9     $  13,096.9
                                                                               ==============  ==============  ==============


4. GOODWILL AND OTHER INTANGIBLE ASSETS

[begin italic] Effective January 1, 2002, we adopted the new accounting standard for goodwill and other intangible assets, including amounts reflected in our carrying value of equity method investments. Under this new standard, we discontinued recording amortization expense on goodwill and other intangible assets with indefinite lives. For goodwill and indefinite-lived intangible assets, we perform impairment tests at the reporting unit level at least annually. To test for impairments, we calculate the fair value of each reporting unit based on the sum of a multiple of revenue and the fair value of the unit's tangible net assets. We compare the calculated fair value to the recorded values and record an impairment, if warranted. [end italic]

Upon adoption of the new accounting standard, we recorded an after-tax cumulative effect charge of $10.3 million to reduce the carrying value of goodwill and other indefinite-lived intangible assets to fair value. This reduction was related to an international equity investment.


GROSS AND NET CARRYING AMOUNTS OF GOODWILL AND                                      YEAR ENDED DECEMBER 31,
OTHER INTANGIBLE ASSETS:                                        ---------------------------------------------------------------
($ amounts in millions)                                                      2004                             2003
                                                                ------------------------------   ------------------------------
                                                                     GROSS           NET             GROSS            NET
                                                                --------------  --------------   --------------  --------------

Goodwill.....................................................    $       5.8     $       4.5      $       5.8     $       4.5
Other........................................................            3.2             0.6              3.2             0.6
                                                                --------------  --------------   --------------  --------------
GOODWILL AND OTHER INTANGIBLE ASSETS.........................    $       9.0     $       5.1      $       9.0     $       5.1
                                                                ==============  ==============   ==============  ==============

During 2003, in a series of transactions with PFG Holdings, Inc. (PFG), we converted $5.5 million of convertible debentures with PFG and acquired additional common stock of PFG for $5.5 million. These transactions increased our ownership in PFG from 67% to 71% and generated additional goodwill of $2.0 million.

No amortization of intangible assets is expected over the next five years.

5. FINANCING ACTIVITIES

INDEBTEDNESS

[begin italic] We record indebtedness at unpaid principal balances of each instrument. For purposes of fair value disclosures, we determine the fair value of indebtedness based on contractual cash flows discounted at market rates. [end italic]

INDEBTEDNESS:                                                                          AS OF DECEMBER 31,
($ amounts in millions)                                         ---------------------------------------------------------------
                                                                              2004                           2003
                                                                ------------------------------   ------------------------------
                                                                  CARRYING          FAIR           CARRYING          FAIR
                                                                    VALUE           VALUE            VALUE           VALUE
                                                                --------------  --------------   --------------  --------------

6.95% surplus notes..........................................    $      30.2     $      34.4      $     175.0     $     188.8
7.15% surplus notes..........................................          173.9           174.8             --              --
                                                                --------------  --------------   --------------  --------------
TOTAL INDEBTEDNESS...........................................    $     204.1     $     209.2      $     175.0     $     188.8
                                                                ==============  ==============   ==============  ==============

Our 6.95% and 7.15% surplus notes are due December 1, 2006 and December 15, 2034, respectively. The carrying value of the 2034 notes is net of $1.1 million of unamortized original issue discount. Interest payments are at an annual rate of 6.95% and 7.15%, respectively, require the prior approval of the Superintendent of Insurance of the State of New York and may be made only out of surplus funds which the Superintendent determines to be available for such payments under New York insurance law. The 6.95% notes have no early redemption provisions. The 7.15% notes may be redeemed at our option at any time at the "make-whole" redemption price set forth in the offering circular. New York insurance law provides that the notes are not part of our legal liabilities. On December 15, 2004, we repurchased $144.8 million of the previously issued $175.0 million outstanding principal on our 6.95% notes and recognized an after-tax charge of $6.4 million for costs incurred, including the tender premium. Concurrent with the closing of the tender, we issued the $175.0 million 7.15% notes.

On November 22, 2004, we entered into a new $150.0 million three-year, unsecured senior revolving credit facility to replace our prior $150.0 million credit facility that was to expire on December 20, 2004. The prior facility consisted of two tranches: a $112.5 million, 364-day revolving credit facility and a $37.5 million three-year revolving credit facility. Potential borrowers on the new credit line are The Phoenix Companies, Inc., Phoenix Investment Partners and Phoenix Life. The Phoenix Companies guarantees any loans under this new facility to Phoenix Life and Phoenix Investment Partners. Base rate loans will bear interest at the greater of Wachovia Bank, National Association's prime commercial rate or the federal funds rate plus 0.50%. Eurodollar rate loans will bear interest at LIBOR plus an applicable percentage based on our Standard & Poor's and Moody's ratings. The $25 million drawn by Phoenix Investment Partners on the prior facility was refinanced using this new facility at the Eurodollar rate.


INTEREST EXPENSE ON INDEBTEDNESS:                                                          YEAR ENDED DECEMBER 31,
($ amounts in millions)                                                        ----------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

INTEREST EXPENSE INCURRED....................................................   $      12.8     $      12.2     $      12.2
                                                                               ==============  ==============  ==============
INTEREST PAID................................................................   $      12.6     $      12.2     $      12.2
                                                                               ==============  ==============  ==============


6. SEPARATE ACCOUNT ASSETS AND LIABILITIES

Separate account products are those for which a separate investment and liability account is maintained on behalf of the policyholder. Investment objectives for these separate accounts vary by fund account type, as outlined in the applicable fund prospectus or separate account plan of operations. Our separate account products include variable annuities and variable life insurance contracts.

[begin italic] Separate account assets and liabilities related to policyholder funds are carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Fees assessed to the contractholders for management services are included in revenues when services are rendered. [end italic]

7. INVESTMENTS PLEDGED AS COLLATERAL AND NON-RECOURSE COLLATERALIZED OBLIGATIONS

We are involved with various entities in the normal course of business that may be deemed to be variable interest entities and, as a result, we may be deemed to hold interests in those entities. In particular, we serve as the investment advisor to eight collateralized obligation trusts that were organized to take advantage of bond market arbitrage opportunities, including the three in the table below. These eight collateralized obligation trusts are investment trusts with aggregate assets of $3.0 billion that are primarily invested in a variety of fixed income securities acquired from third parties. These collateralized obligation trusts, in turn, issued tranched collateralized obligations and residual equity securities to third parties, as well as to our principal life insurance subsidiary's general account. Our asset management affiliates earned advisory fees of $8.0 million, $10.4 million and $7.9 million during the years ended December 31, 2004, 2003 and 2002, respectively. The collateralized obligation trusts reside in bankruptcy remote SPEs for which we provide neither recourse nor guarantees. Accordingly, our financial exposure to these collateralized obligation trusts stems from our life insurance subsidiary's general account direct investment in certain debt or equity securities issued by these collateralized obligation trusts. Our maximum exposure to loss with respect to our life insurance subsidiary's direct investment in the eight collateralized obligation trusts is $79.9 million at December 31, 2004 ($30.9 million of which relates to trusts that are consolidated). Of that exposure, $54.7 million ($20.0 million of which relates to trust that are consolidated) relates to investment grade debt securities and loss of management fees.

We consolidated three collateralized obligation trusts as of December 31, 2004, 2003 and 2002. As of December 31, 2004, our direct investment in the three consolidated collateralized obligation trusts is $30.9 million ($20.0 million of which is an investment grade debt security). We recognized investment income on debt and equity securities pledged as collateral, net of interest expense on collateralized obligations and applicable minority interest, of $3.4 million, $3.6 million and $2.6 million for the years ended December 31, 2004, 2003 and 2002, respectively, related to these three consolidated obligation trusts.

Five variable interest entities not consolidated by us under FIN 46(R) represent collateralized obligation trusts with approximately $1.6 billion of investment assets pledged as collateral. Our general account's direct investment in these unconsolidated variable interest entities is $49.0 million ($34.7 million of which are investment grade debt securities at December 31, 2004). We recognized investment advisory fee revenues related to the unconsolidated variable interest entities of $4.6 million, $6.8 million and $5.3 million for the years ended December 31, 2004, 2003 and 2002, respectively.


CONSOLIDATED VARIABLE INTEREST ENTITIES:                                                             AS OF DECEMBER 31,
($ amounts in millions)                                                                        ------------------------------
                                                                                                    2004            2003
                                                                                               --------------  --------------
ASSETS PLEDGED AS COLLATERAL, AT FAIR VALUE
Phoenix CDO I...............................................................................    $      94.4     $     148.8
Phoenix CDO II..............................................................................          294.5           332.6
Phoenix-Mistic 2002-1 CDO...................................................................          967.0           963.4
                                                                                               --------------  --------------
TOTAL.......................................................................................    $   1,355.9     $   1,444.8
                                                                                               ==============  ==============

NON-RECOURSE COLLATERALIZED OBLIGATIONS:
Phoenix CDO I (March 2011 maturity).........................................................    $     127.3     $     183.2
Phoenix CDO II (December 2012 mandatorily redeemable).......................................          329.4           375.6
Phoenix-Mistic 2002-1 CDO (September 2014 maturity).........................................          898.5           913.2
                                                                                               --------------  --------------
TOTAL.......................................................................................    $   1,355.2     $   1,472.0
                                                                                               ==============  ==============

Assets pledged as collateral consist of available-for-sale debt and equity securities at fair value of $1,278.8 million and $1,350.0 million at December 31, 2004 and 2003, respectively. In addition, cash and accrued investment income of $77.1 million and $94.8 million are included in these amounts at December 31, 2004 and 2003, respectively.

Non-recourse collateralized obligations are comprised of callable collateralized obligations of $1,253.4 million and $1,344.2 million at December 31, 2004 and 2003, respectively, and non-recourse derivative cash flow hedge liabilities of $101.8 million (notional amount of $1,118.2 million with maturities of 2005-2013) and $127.7 million (notional amount of $1,211.3 million with maturities of 2005-2013) at December 31, 2004 and 2003, respectively. Minority interest liabilities related to third-party equity investments in the consolidated variable interest entities is $37.7 million and $22.3 million at December 31, 2004 and 2003, respectively.

[begin italic] Collateralized obligations for which Phoenix Investment Partners is the sponsor and actively manages the assets, where we are deemed to be a primary beneficiary as a result of our variable interests, and where there is not a significant amount of outside third-party equity investment in the trust, are consolidated in our financial statements. Our financial exposure is limited to our share of equity and bond investments in these vehicles held in our general account as available-for-sale debt and equity securities, as applicable, and there are no financial guarantees from, or recourse, to us, for these collateralized obligation trusts.

Debt and equity securities pledged as collateral are recorded at fair value with any applicable unrealized investment gains or losses reflected as a component of accumulated other comprehensive income, net of applicable minority interest. We recognize realized investment losses on debt and equity securities in these collateralized obligations when declines in fair values, in our judgment, are considered to be other-than-temporarily impaired. Non-recourse obligations issued by the consolidated collateralized obligation trusts at face value and are recorded at unpaid principal balance. Non-recourse derivative cash flow hedges are carried on our consolidated balance sheet at fair value with an offsetting amount recorded in accumulated other comprehensive income. [end italic]

EFFECT OF CONSOLIDATION OF COLLATERALIZED OBLIGATION TRUSTS:                                 AS OF AND FOR THE
($ amounts in millions)                                                                   YEAR ENDED DECEMBER 31,
                                                                               ----------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

Decrease in net income or increase in net loss...............................   $     (12.9)    $      (2.4)    $     (26.3)
                                                                               ==============  ==============  ==============

Reduction to stockholders' equity............................................   $     (67.5)    $     (77.3)    $    (204.9)
                                                                               ==============  ==============  ==============

The above non-cash charges to earnings and stockholders' equity primarily relate to realized and unrealized investment losses within the collateralized obligation trusts. Upon maturity or other liquidation of the trusts, the fair value of the investments pledged as collateral will be used to settle the non-recourse collateralized obligations with any shortfall in such investments inuring to the third-party note and equity holders. To the extent there remains a recorded liability for non-recourse obligations after all the assets pledged as collateral are exhausted, such amount will be reduced to zero with a corresponding benefit to earnings. Accordingly, these investment losses and any future investment losses under this method of consolidation will ultimately reverse upon the maturity or other liquidation of the non-recourse collateralized obligations. These non-recourse obligations mature between 2011 through 2014 but contain call provisions. The call provisions may be triggered at the discretion of the equity investors based on market conditions and are subject to certain contractual limitations.

GAAP requires us to consolidate all the assets and liabilities of these collateralized obligation trusts which results in the recognition of realized and unrealized losses even though we have no legal obligation to fund such losses in the settlement of the collateralized obligations. The FASB continues to evaluate, through the issuance of FASB staff positions, the various technical implementation issues related to consolidation accounting. We will continue to assess the impact of any new implementation guidance issued by the FASB as well as evolving interpretations among accounting professionals. Additional guidance and interpretations may affect our application of consolidation accounting in future periods.

FAIR VALUE AND COST OF  DEBT AND EQUITY SECURITIES                                    AS OF DECEMBER 31,
PLEDGED AS COLLATERAL:                                          ---------------------------------------------------------------
($ amounts in millions)                                                      2004                             2003
                                                                ------------------------------   ------------------------------
                                                                  FAIR VALUE        COST          FAIR VALUE         COST
                                                                --------------  --------------   --------------  --------------

Debt securities pledged as collateral........................    $   1,276.9     $   1,159.9      $   1,348.8     $   1,238.6
Equity securities pledged as collateral......................            1.9             0.4              1.2             0.7
                                                                --------------  --------------   --------------  --------------
TOTAL DEBT AND EQUITY SECURITIES PLEDGED AS COLLATERAL.......    $   1,278.8     $   1,160.3      $   1,350.0     $   1,239.3
                                                                ==============  ==============   ==============  ==============


GROSS AND NET UNREALIZED GAINS AND LOSSES FROM                                         AS OF DECEMBER 31,
DEBT AND EQUITY SECURITIES PLEDGED AS COLLATERAL:               --------------------------------------------------------------
($ amounts in millions)                                                      2004                             2003
                                                                ------------------------------   -----------------------------
                                                                     GAINS          LOSSES            GAINS          LOSSES
                                                                --------------  --------------   --------------  --------------

Debt securities pledged as collateral........................    $     131.3     $     (14.3)     $     138.5     $     (28.3)
Equity securities pledged as collateral......................            1.6            (0.1)             0.7            (0.2)
                                                                --------------  --------------   --------------  --------------
TOTAL........................................................    $     132.9     $     (14.4)     $     139.2     $     (28.5)
                                                                ==============  ==============   ==============  ==============
NET UNREALIZED GAINS.........................................    $     118.5                      $     110.7
                                                                ==============                   ==============


AGING OF TEMPORARILY IMPAIRED                                              AS OF DECEMBER 31, 2004
DEBT AND EQUITY SECURITIES PLEDGED           ------------------------------------------------------------------------------------
AS COLLATERAL:                                   LESS THAN 12 MONTHS        GREATER THAN 12 MONTHS              TOTAL
($ amounts in millions)                      --------------------------   --------------------------   --------------------------
                                                 FAIR       UNREALIZED        FAIR       UNREALIZED       FAIR        UNREALIZED
                                                 VALUE        LOSSES          VALUE        LOSSES         VALUE         LOSSES
                                             ------------  ------------   ------------  ------------   ------------  ------------

Corporate..................................   $     16.2    $     (0.2)    $     25.2    $     (4.0)    $     41.4    $     (4.2)
Mortgage-backed............................         --            --             23.9          (8.3)          23.9          (8.3)
Other asset-backed.........................         --            --             21.0          (1.8)          21.0          (1.8)
                                             ------------  ------------   ------------  ------------   ------------  ------------
DEBT SECURITIES............................   $     16.2    $     (0.2)    $     70.1    $    (14.1)    $     86.3    $    (14.3)
EQUITY SECURITIES PLEDGED AS COLLATERAL....         --            --             --            (0.1)          --            (0.1)
                                             ------------  ------------   ------------  ------------   ------------  ------------
TOTAL TEMPORARILY IMPAIRED SECURITIES
  PLEDGED AS COLLATERAL....................   $     16.2    $     (0.2)    $     70.1    $    (14.2)    $     86.3    $    (14.4)
                                             ============  ============   ============  ============   ============  ============

Gross unrealized losses related to debt securities pledged as collateral whose fair value is less than the security's amortized cost totals $14.3 million at December 31, 2004. Gross unrealized losses on debt securities with a fair value less than 80% of the security's amortized cost totaled $7.8 million at December 31, 2004. The majority of these debt securities are investment grade issues that continue to perform to their original contractual terms at December 31, 2004.

MATURITY OF DEBT SECURITIES PLEDGED AS COLLATERAL:                                                                2004
($ amounts in millions)                                                                                           COST
                                                                                                              --------------

Due in one year or less.....................................................................................   $      20.7
Due after one year through five years.......................................................................         294.3
Due after five years through ten years......................................................................         689.8
Due after ten years.........................................................................................         155.1
                                                                                                              --------------
TOTAL DEBT SECURITIES.......................................................................................   $   1,159.9
                                                                                                              ==============

The amount of CDO-related derivative cash flow hedge ineffectiveness recognized through earnings for the years ended December 31, 2004 and 2003 is ($0.7) million and $0.0 million, respectively. See Note 7 to our consolidated financial statements for information on realized investment losses related to these CDOs.

8. INCOME TAXES

[begin italic] We recognize income tax expense or benefit based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. We allocate income taxes to income, other comprehensive income and additional paid-in capital, as applicable.

We recognize current income tax assets and liabilities for estimated income taxes refundable or payable based on the current year's income tax returns. We recognize deferred income tax assets and liabilities for the estimated future income tax effects of temporary differences and carryforwards. Temporary differences are the differences between the financial statement carrying amounts of assets and liabilities and their tax bases, as well as the timing of income or expense recognized for financial reporting and tax purposes of items not related to assets or liabilities. If necessary, we establish valuation allowances to reduce the carrying amount of deferred income tax assets to amounts that are more likely than not to be realized. We periodically review the adequacy of these valuation allowances and record any reduction in allowances through earnings.

In accordance with an income tax sharing agreement with The Phoenix Companies, we compute the provision for federal income taxes as if we were filing a separate federal income tax return, except that benefits arising from income tax credits and net operating losses are allocated to those subsidiaries producing such benefits to the extent they are utilized in The Phoenix Companies' consolidated federal income tax return. [end italic]

ALLOCATION OF INCOME TAXES:                                                                YEAR ENDED DECEMBER 31,
($ amounts in millions)                                                        ----------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

Income taxes (benefit) applicable to:
  Current....................................................................   $     (12.5)    $       1.5     $     (14.3)
  Deferred...................................................................          72.2             2.4            (3.7)
                                                                               --------------  --------------  --------------
  Continuing operations......................................................          59.7             3.9           (18.0)
  Equity in earnings of affiliates...........................................          (6.8)           (0.2)            2.6
                                                                               --------------  --------------  --------------
NET INCOME (LOSS)............................................................          52.9             3.7           (15.4)
Other comprehensive income...................................................         (14.0)           (2.4)           (6.0)
                                                                               --------------  --------------  --------------
COMPREHENSIVE INCOME (LOSS)..................................................   $      38.9     $       1.3     $     (21.4)
                                                                               ==============  ==============  ==============

INCOME TAXES PAID (RECOVERED)................................................   $       6.0     $       1.3     $      (2.2)
                                                                               ==============  ==============  ==============


EFFECTIVE INCOME TAX RATE:                                                                 YEAR ENDED DECEMBER 31,
($ amounts in millions)                                                        ----------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

Income (loss) from continuing operations before income taxes
  and minority interest......................................................   $     194.0     $      41.1     $     (33.0)
                                                                               --------------  --------------  --------------
Income taxes (benefit) at statutory rate of 35.0%............................          67.9            14.4           (11.6)
Tax-advantaged investment income.............................................         (10.8)           (6.9)          (12.6)
Tax interest recoveries......................................................          --              (1.1)           --
Realized losses on available-for-sale securities pledged as collateral.......           4.5             0.9             9.2
Other, net...................................................................          (1.9)           (3.4)           (3.0)
                                                                               --------------  --------------  --------------
INCOME TAXES (BENEFIT) APPLICABLE TO CONTINUING OPERATIONS...................   $      59.7     $       3.9     $     (18.0)
                                                                               ==============  ==============  ==============

DEFERRED INCOME TAX BALANCES ATTRIBUTABLE TO TEMPORARY DIFFERENCES:                                      YEAR ENDED
($ amounts in millions)                                                                                 DECEMBER 31,
                                                                                               ------------------------------
                                                                                                    2004            2003
                                                                                               --------------  --------------
Deferred income tax assets:
Future policyholder benefits................................................................    $     214.1     $     215.2
Unearned premiums / deferred revenues.......................................................          118.1           125.1
Employee benefits...........................................................................           73.0            74.0
Intangible assets...........................................................................            2.6             2.7
Net operating loss carryover benefits.......................................................           29.9            39.3
Low income housing tax credit carryover benefits............................................           12.3            12.3
Foreign tax credits carryover benefits......................................................            0.1             0.1
Valuation allowance.........................................................................           (1.1)           (1.7)
Other.......................................................................................            6.1             1.0
                                                                                               --------------  --------------
GROSS DEFERRED INCOME TAX ASSETS............................................................          455.1           468.0
                                                                                               --------------  --------------
Deferred tax liabilities:
Deferred policy acquisition costs...........................................................         (335.6)         (316.1)
Investments.................................................................................         (133.2)         (114.9)
Other.......................................................................................           (7.8)           (6.8)
                                                                                               --------------  --------------
GROSS DEFERRED INCOME TAX LIABILITIES.......................................................         (476.6)         (437.8)
                                                                                               --------------  --------------
DEFERRED INCOME TAX ASSETS (LIABILITIES)....................................................    $     (21.5)    $      30.2
                                                                                               ==============  ==============

We have elected to file a consolidated federal income tax return for 2004 and prior years with The Phoenix Companies. Within the consolidated tax return, we are required by Internal Revenue Service regulations to segregate the entities into two groups: life insurance companies and non-life insurance companies. We are limited as to the amount of any operating losses from one group that can be offset against taxable income of the other group. These limitations affect the amount of any operating loss carryforwards that we have now or in the future.

As of December 31, 2004, we had deferred tax assets related to net operating losses of $28.8 million for federal income tax purposes and $1.1 million for state income tax purposes. The deferred tax assets related to the federal net operating losses are scheduled to expire as follows: $21.4 million in 2017, $4.4 million in 2018 and $3.0 million in 2023. The deferred tax assets related to the state net operating losses relate to the non-life subgroup and are scheduled to expire between 2020 and 2023. Due to the inability to combine the life insurance and non-life insurance subgroups for state income tax purposes, a $1.1 million and a $1.7 million valuation allowance has been established at the end of 2004 and 2003, respectively, relative to the state net operating loss carryforwards.

As of December 31, 2004, the deferred income tax assets of $12.3 million related to low income housing tax credits are expected to expire as follows: $4.1 million in 2022, $4.1 million in 2023 and $4.1 million in 2024.

As of December 31, 2004, we had foreign tax credit carryover totaling $0.1 million, which is scheduled to expire in 2006. We expect to realize the benefits of the foreign tax credits, therefore, no valuation allowance has been recorded against this tax benefit.

We have determined, based on our earnings and future income, that it is more likely than not that the deferred income tax assets after valuation allowance already recorded as of December 31, 2004 and 2003 will be realized. In determining the adequacy of future income, we have considered projected future income, reversal of existing temporary differences and available tax planning strategies that could be implemented, if necessary.

Our federal income tax returns are routinely audited by the IRS, and estimated provisions are routinely provided in the financial statements in anticipation of the results of these audits. While it is often difficult to predict the outcome of these audits, including the timing of any resolution of any particular tax matter, we believe that our reserves, as reported on our consolidated balance sheet, are adequate for all open tax years. Unfavorable resolution of any particular issue could result in additional use of cash to pay liabilities that would be deemed owed to the IRS. Additionally, any unfavorable or favorable resolution of any particular issue could result in an increase or decrease, respectively, to our effective income tax rate to the extent that our estimates differ from the ultimate resolution. Tax-advantaged investment income for 2004 includes a $5.7 million benefit related to the favorable resolution of certain tax matters with the IRS.

9. EMPLOYEE BENEFIT PLANS AND EMPLOYMENT AGREEMENTS

EMPLOYEE BENEFIT PLANS AND EMPLOYMENT AGREEMENTS

The Phoenix Companies sponsors a non-contributory, defined benefit pension plan covering substantially all of its employees. Retirement benefits are a function of both years of service and level of compensation. The Phoenix Companies also sponsors a non-qualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. The Phoenix Companies' funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 (ERISA). Contributions are intended to provide not only for benefits attributable to service to date, but also for service expected to be earned in the future.

The Phoenix Companies sponsors pension and savings plans for its employees, and employees and agents of its subsidiaries. The qualified plans comply with requirements established by the ERISA and excess benefit plans provide for that portion of pension obligations, which is in excess of amounts permitted by ERISA. The Phoenix Companies also provides certain health care and life insurance benefits for active and retired employees. We incur applicable employee benefit expenses through the process of cost allocation by The Phoenix Companies.

In addition to The Phoenix Companies' pension plans, The Phoenix Companies currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by The Phoenix Companies. A substantial portion of Phoenix affiliate employees may become eligible for these benefits upon retirement. The health care plans have varying co-payments and deductibles, depending on the plan. These plans are unfunded.

Prior to June 25, 2001, Phoenix Life sponsored the aforementioned employee benefit plans. Effective June 25, 2001, Phoenix Life's parent, The Phoenix Companies, Inc., became the sponsor of these plans. Substantially all of our employees remained participants of the plans.

[begin italic] We recognize pension and other post-retirement benefit costs and obligations over the employees' expected service periods by discounting an estimate of aggregate benefits. We estimate aggregate benefits by using assumptions for employee turnover, future compensation increases, rates of return on pension plan assets and future health care costs. We recognize an expense for differences between actual experience and estimates over the average future service period of participants. We recognize an expense for our contributions to employee and agent savings plans at the time employees and agents make contributions to the plans. We also recognize the costs and obligations of severance, disability and related life insurance and health care benefits to be paid to inactive or former employees after employment but before retirement. Effective with the change in sponsorship of employee benefit plans to our parent, the liability for the excess of accrued pension cost of each plan over the amounts contributed to the plans was recorded as an employee benefit liability due to parent. In addition, the allocated expense for each period is recorded as a liability due to parent.

Prior to the aforementioned change in plan sponsorship to our parent in 2001, we also recognized an additional liability for any excess of the accumulated benefit obligation of each plan over the fair value of plan assets. The offset to this additional liability is first recognized as an intangible asset, which is limited to unrecognized prior service, including any unrecognized net transition obligation. Any additional offsets are then recognized as an adjustment to accumulated other comprehensive income. Effective with the June 25, 2001 change in sponsorship of our pension plans to our parent, the additional liability for excess of accumulated benefit obligation over the plan assets became a direct liability of our parent. Accordingly we have accounted for this forgiveness of a liability by our parent as a capital contribution of $14.4 million as of January 1, 2002. [end italic]

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits, and the net assets of the plans available for benefits is not separately calculated for our participation in the plans. The Phoenix Companies, the plan sponsor, established an accrued liability and amounts attributable to us have been allocated and recorded as an expense and employee benefit liability to our parent.

UNDERLYING PRINCIPAL RATES AND ASSUMPTIONS:                                                YEAR ENDED DECEMBER 31,
                                                                               ----------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------
PRINCIPAL RATES AND ASSUMPTIONS
ASSUMPTIONS USED TO DETERMINE BENEFIT OBLIGATIONS
Projected benefit obligation discount rate...................................       5.75%           6.00%           6.50%
Future compensation increase rate............................................       4.00%           3.50%           3.50%
Pension plan assets long-term rate of return.................................       8.50%           8.50%           8.50%
Deferred investment gain/loss amortization corridor..........................       5.00%           5.00%           5.00%
Future health care cost increase rate, age 64 and younger....................       8.50%           9.25%          10.00%
Future health care cost increase rate, age 65 and older......................      10.50%          11.25%          12.00%

ASSUMPTIONS USED TO DETERMINE BENEFIT COSTS
Projected benefit obligation discount rate...................................       6.00%           6.50%           7.00%
Future compensation increase rate............................................       3.50%           3.50%           4.00%
Pension plan assets long-term rate of return.................................       8.50%           8.50%           9.00%
Deferred investment gain/loss amortization corridor..........................       5.00%           5.00%           5.00%
Future health care cost increase rate, age 64 and younger....................       9.25%          10.00%           5.50%
Future health care cost increase rate, age 65 and older......................      11.25%          12.00%           5.50%


CHANGES IN PENSION PLANS' ASSETS AND                                                YEAR ENDED DECEMBER 31,
PROJECTED BENEFIT OBLIGATIONS:                                  ---------------------------------------------------------------
($ amounts in millions)                                                 EMPLOYEE PLAN                  SUPPLEMENTAL PLAN
                                                                ------------------------------   ------------------------------
                                                                     2004            2003             2004            2003
                                                                --------------  --------------   --------------  --------------

PLANS' ASSETS
Plan assets' actual gain (loss)..............................    $      44.3     $      66.4      $      --       $      --
Employer contributions.......................................            8.9            --                5.7             5.1
Participant benefit payments.................................          (25.7)          (25.2)            (5.7)           (5.1)
                                                                --------------  --------------   --------------  --------------
Change in plan assets........................................           27.5            41.2             --              --
Plan assets, beginning of year...............................          368.9           327.7             --              --
                                                                --------------  --------------   --------------  --------------
PLANS' ASSETS, END OF YEAR...................................    $     396.4     $     368.9      $      --       $      --
                                                                ==============  ==============   ==============  ==============

PLANS' PROJECTED BENEFIT OBLIGATION
Service and interest cost accrual............................    $     (36.1)    $     (37.1)     $      (7.0)    $      (8.4)
Actuarial gain (loss)........................................          (35.5)          (39.9)           (11.2)            7.6
Curtailment gain (loss)......................................            7.5             1.3              2.7            (2.2)
Participant benefit payments.................................           25.7            25.2              5.7             5.1
                                                                --------------  --------------   --------------  --------------
Change in projected benefit obligation.......................          (38.4)          (50.5)            (9.8)            2.1
Projected benefit obligation, beginning of year..............         (460.6)         (410.1)          (124.8)         (126.9)
                                                                --------------  --------------   --------------  --------------
PROJECTED BENEFIT OBLIGATION, END OF YEAR....................    $    (499.0)    $    (460.6)     $    (134.6)    $    (124.8)
                                                                ==============  ==============   ==============  ==============


FUNDED STATUS OF PENSION PLANS:                                                     YEAR ENDED DECEMBER 31,
($ amounts in millions)                                         ---------------------------------------------------------------
                                                                         EMPLOYEE PLAN                 SUPPLEMENTAL PLAN
                                                                ------------------------------   ------------------------------
                                                                     2004            2003             2004            2003
                                                                --------------  --------------   --------------  --------------

Excess of accrued pension benefit cost over amount
  contributed to plan........................................    $     (37.0)    $     (38.3)     $     (86.0)    $     (82.0)
Excess of accumulated benefit  obligation over plan assets...          (41.2)          (27.4)           (40.6)          (30.9)
                                                                --------------  --------------   --------------  --------------
Accrued benefit obligation in other liabilities..............          (78.2)          (65.7)          (126.6)         (112.9)
Intangible asset.............................................            8.0            11.0             --              --
Minimum pension liability adjustment in accumulated
  other comprehensive income.................................           33.2            16.4             40.6            30.9
                                                                --------------  --------------   --------------  --------------
Funding status recognized in balance sheet...................          (37.0)          (38.3)           (86.0)          (82.0)
                                                                --------------  --------------   --------------  --------------
Net unamortized loss.........................................          (57.6)          (44.8)           (52.6)          (47.6)
Unamortized prior service (cost) credit......................           (8.0)          (11.0)             4.0             4.8
Net unamortized transition asset.............................           --               2.4             --              --
                                                                --------------  --------------   --------------  --------------
Funding status unrecognized in balance sheet.................          (65.6)          (53.4)           (48.6)          (42.8)
                                                                --------------  --------------   --------------  --------------
PLAN ASSETS LESS THAN PROJECTED BENEFIT OBLIGATIONS,
  END OF YEAR................................................    $    (102.6)    $     (91.7)     $    (134.6)    $    (124.8)
                                                                ==============  ==============   ==============  ==============

The Phoenix Companies expects to contribute $43.3 million to the employee pension plan through 2009, including $6.5 million during 2005.


FUNDED STATUS OF OTHER POSTRETIREMENT BENEFIT PLANS:                                                AS OF DECEMBER 31,
($ amounts in millions)                                                                        ------------------------------
                                                                                                    2004            2003
                                                                                               --------------  --------------

Accrued benefit obligation included in other liabilities....................................    $     (88.0)    $    (100.5)
                                                                                               --------------  --------------
Net unamortized gain........................................................................           10.3             6.3
Unamortized prior service (costs) credits...................................................            7.4            15.5
                                                                                               --------------  --------------
Funding status unrecognized in balance sheet................................................           17.7            21.8
                                                                                               --------------  --------------
PLAN ASSETS LESS THAN PROJECTED BENEFIT OBLIGATIONS, END OF YEAR............................    $     (70.3)    $     (78.7)
                                                                                               ==============  ==============

The health care cost trend rate has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation by $1.0 million and the annual service and interest cost by $0.1 million. Decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation by $1.0 million and the annual service and interest cost by $0.1 million.

MANAGEMENT RESTRUCTURING EXPENSE AND EMPLOYMENT AGREEMENTS

The Phoenix Companies and certain of its key executives have entered into agreements that will, in certain circumstances, provide separation benefits upon the termination of the executive's employment by The Phoenix Companies for reasons other than death, disability, cause or retirement, or by the executive for "good reason," as defined in the agreements. For most of these executives, the agreements provide this protection only if the termination occurs following (or is effectively connected with) the occurrence of a change of control, as defined in the agreements. Upon a change in control, The Phoenix Companies is required to make an irrevocable contribution to a trust as soon as possible following such change in control in an amount equal to pay such benefits payable under such agreements. In such circumstances, we might be required to fund all or a portion of any contribution made.

We recorded a non-recurring expense of $31.8 million ($20.7 million after income taxes), $5.2 million ($3.2 million after income taxes) and $30.5 million ($20.1 million after income taxes) in 2004, 2003 and 2002, respectively, primarily in connection with organizational and employment-related costs. The 2004 charges relate mainly our allocated portion of charges stemming from The Phoenix Companies' sale of its retail affiliated broker-dealer operations and the outsourcing of our information technology infrastructure services. Reserves for management restructuring agreements are not material to our consolidated financial statements at December 31, 2004 and 2003.

10. OTHER COMPREHENSIVE INCOME

[begin italic] We record unrealized gains and losses on available-for-sale securities, minimum pension liability adjustments in excess of unrecognized prior service cost, foreign currency translation gains and losses and effective portions of the gains or losses on derivative instruments designated as cash flow hedges in accumulated other comprehensive income. Unrealized gains and losses on available-for-sale securities are recorded in other comprehensive income until the related securities are sold, reclassified or deemed to be impaired. Minimum pension liability adjustments in excess of unrecognized prior service cost are adjusted or eliminated in subsequent periods to the extent that plan assets exceed accumulated benefits. Foreign currency translation gains and losses are recorded in accumulated other comprehensive income. We also consider unrealized foreign currency losses when evaluating investments for impairment. The effective portions of the gains or losses on derivative instruments designated as cash flow hedges are reclassified into earnings in the same period in which the hedged transaction affects earnings. If it is probable that a hedged forecasted transaction will no longer occur, the effective portions of the gains or losses on derivative instruments designated as cash flow hedges are reclassified into earnings immediately. [end italic]

SOURCES OF OTHER COMPREHENSIVE INCOME:                                      YEAR ENDED DECEMBER 31,
($ amounts in millions)                      --------------------------------------------------------------------------------------
                                                         2004                         2003                         2002
                                             ---------------------------   --------------------------   ---------------------------
                                                 GROSS          NET           GROSS          NET           GROSS           NET
                                             ------------  -------------   ------------  ------------   ------------  -------------

Unrealized gains (losses) on
  investments.............................    $     23.9    $     17.2      $    140.9    $    164.5     $    609.1    $    108.3
Net realized investment losses on
  available-for-sale securities included
  in net income...........................         (43.0)        (22.4)         (113.4)        (73.7)        (140.7)        (91.4)
                                             ------------  -------------   ------------  ------------   ------------  -------------
Net unrealized investment gains...........         (19.1)         (5.2)           27.5          90.8          468.4          16.9
Net unrealized foreign currency
  translation adjustment .................          (4.6)         (0.6)           11.9           8.2            7.1           1.2
Net unrealized derivative instruments
  gains (losses)..........................          13.1          13.3            35.9          36.6         (128.0)       (129.9)
                                             ------------  -------------   ------------  ------------   ------------  -------------
Other comprehensive income (loss).........         (10.6)   $      7.5            75.3    $    135.6          347.5    $   (111.8)
                                             ------------  =============   ------------  ============   ------------  =============
Applicable policyholder dividend
  obligation..............................           3.6                         (45.5)                       369.4
Applicable deferred policy acquisition
  cost amortization.......................          (7.7)                        (12.4)                        95.9
Applicable deferred income taxes
  (benefit)...............................         (14.0)                         (2.4)                        (6.0)
                                             --------------                -------------                -------------
Offsets to other comprehensive income.....         (18.1)                        (60.3)                       459.3
                                             --------------                -------------                -------------
OTHER COMPREHENSIVE INCOME (LOSS).........    $      7.5                    $    135.6                   $   (111.8)
                                             ==============                =============                =============


COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE INCOME:                                       AS OF DECEMBER 31,
($ amounts in millions)                                                 -------------------------------------------------------
                                                                                   2004                         2003
                                                                        --------------------------   --------------------------
                                                                            GROSS         NET            GROSS         NET
                                                                        ------------  ------------   ------------  ------------

Unrealized gains on investments....................................      $    718.9    $    152.7     $    738.0    $    157.9
Unrealized foreign currency translation adjustment.................             5.7           3.2           10.3           3.8
Unrealized losses on derivative instruments........................          (123.2)       (107.4)        (136.3)       (120.7)
                                                                        ------------  ------------   ------------  -------------
Accumulated other comprehensive income.............................           601.4    $     48.5          612.0    $     41.0
                                                                        ------------  ============   ------------  =============
Applicable policyholder dividend obligation........................           436.3                        432.7
Applicable deferred policy acquisition costs.......................            86.4                         94.1
Applicable deferred income taxes...................................            30.2                         44.2
                                                                        -------------                -------------
Offsets to accumulated other comprehensive income..................           552.9                        571.0
                                                                        -------------                -------------
ACCUMULATED OTHER COMPREHENSIVE INCOME.............................      $     48.5                   $     41.0
                                                                        =============                =============


11. DISCONTINUED OPERATIONS

During 1999, we discontinued the operations of three of our business segments which in prior years had been reflected as reportable business segments: reinsurance operations, group life and health operations and real estate management operations. See Note 16 for further information regarding our discontinued reinsurance and group life and health operations.

We have excluded assets and liabilities of the discontinued operations from the assets and liabilities of continuing operations and on a net basis included them in other general account assets on our balance sheet.

12. DERIVATIVE INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

DERIVATIVE INSTRUMENTS

We maintain an overall interest rate risk-management strategy that primarily incorporates the use of interest rate swaps as hedges of our exposure to changes in interest rates. Our exposure to changes in interest rates primarily results from our commitments to fund interest-sensitive insurance liabilities, as well as from our significant holdings of fixed rate financial instruments.

[begin italic] We recognize all derivative instruments on the balance sheet at fair value. Generally, we designate each derivative according to the associated exposure as either a fair value or cash flow hedge at its inception as we do not enter into derivative contracts for trading or speculative purposes.

Except for the foreign currency swaps discussed below, all fair value hedges are accounted for with changes in the fair value of related interest rate swaps recorded on the balance sheet with an offsetting amount recorded to the hedged item's balance sheet carrying amount. Changes in the fair value of foreign currency swaps used as hedges of the fair value of foreign currency denominated assets are reported in current period earnings with the change in value of the hedged asset attributable to the hedged risk.

Cash flow hedges are generally accounted for with changes in the fair value of related interest rate swaps recorded on the balance sheet with an offsetting amount recorded in accumulated other comprehensive income. The effective portion of changes in fair values of derivatives hedging the variability of cash flows related to forecasted transactions are reported in accumulated other comprehensive income and reclassified into earnings in the periods during which earnings are affected by the variability of the cash flows of the hedged item.

Changes in the fair value of derivative instruments not designated as hedging instruments and ineffective portions of hedges are recognized in net investment income in the period incurred. [end italic]


DERIVATIVE INSTRUMENTS HELD IN                                                              AS OF DECEMBER 31,
GENERAL ACCOUNT:                                                         --------------------------------------------------------
($ amounts in millions)                                                             2004                        2003
                                                                         --------------------------   ---------------------------
                                               NOTIONAL
                                                AMOUNT        MATURITY       ASSET      LIABILITY         ASSET       LIABILITY
                                             -------------  -----------  ------------  ------------   -------------  ------------
INTEREST RATE SWAPS
    Cash flow hedges......................    $       30       2007       $       2.8   $      --      $       4.5    $     --
    Non-hedging derivative instruments....           360       2007              16.5          14.0           25.1          21.7
Other.....................................            50     2004-2008            0.1          --              0.4          --
                                             -------------               ------------  ------------   -------------  ------------
TOTAL GENERAL ACCOUNT
  DERIVATIVE INSTRUMENT POSITIONS.........    $      440                  $      19.4   $      14.0    $      30.0    $     21.7
                                             =============               ============  ============   =============  ============

Fair value hedges. We currently hold interest rate swaps that convert a portion of our fixed rate debt portfolio to variable rate debt. These hedges are accounted for under the shortcut method and, therefore, no hedge ineffectiveness is recorded in current period earnings associated with these interest rate swaps.

Cash flow hedges. We currently hold interest rates swaps that effectively convert variable rate bond cash flows to fixed cash flows in order to better match the cash flows of associated liabilities. These hedges are accounted for under the shortcut method and, therefore, no hedge ineffectiveness was recorded in earnings for 2004, 2003 and 2002. We do not expect to reclassify any amounts reported in accumulated other comprehensive income into earnings over the next twelve months with respect to these hedges.

Non-hedging derivative instruments. We also hold interest rate swaps that were initially entered into as hedges of an anticipated purchase of assets associated with an acquisition of a block of insurance liabilities. Subsequently, offsetting swap positions were taken to lock in a stream of income to supplement the income on the assets purchased.

We are exposed to credit risk in the event of non-performance by counterparties to these derivative instruments. We do not expect that counterparties will fail to meet their financial obligation as we only enter into derivative contracts with a number of highly rated financial institutions. The credit exposure of these instruments is the positive fair value at the reporting date, or $19.4 million as of December 31, 2004. We consider the likelihood of any material loss on these instruments to be remote.

FAIR VALUE OF FINANCIAL INSTRUMENTS
CARRYING AMOUNTS AND ESTIMATED FAIR VALUES OF                                          AS OF DECEMBER 31,
FINANCIAL INSTRUMENTS:                                          ---------------------------------------------------------------
($ amounts in millions)                                                       2004                            2003
                                                                ------------------------------   ------------------------------
                                                                    CARRYING         FAIR           CARRYING         FAIR
                                                                     VALUE           VALUE            VALUE          VALUE
                                                                --------------  --------------   --------------  --------------

Cash and cash equivalents....................................    $     324.0     $     324.0      $     382.7     $     382.7
Debt securities (Note 3).....................................       13,473.6        13,473.6         13,268.8        13,268.8
Available-for-sale equity securities (Note 3)................          160.2           160.2            184.0           184.0
Trading equity securities....................................           87.3            87.3             --              --
Mortgage loans (Note 3)......................................          207.9           220.4            284.1           301.4
Debt and equity securities pledged as collateral (Note 7)....        1,278.8         1,278.8          1,350.0         1,350.0
Derivative financial instruments.............................           19.4            19.4             30.0            30.0
Policy loans (Note 3)........................................        2,196.7         2,318.0          2,241.4         2,370.0
                                                                --------------  --------------   --------------  --------------
FINANCIAL ASSETS.............................................    $  17,747.9     $  17,881.7      $  17,741.0     $  17,886.9
                                                                ==============  ==============   ==============  ==============

Investment contracts (Note 2)................................    $   3,492.4     $   3,510.8      $   3,642.7     $   3,680.8
Non-recourse collateralized obligations (Note 7).............        1,355.2         1,355.9          1,472.0         1,444.8
Indebtedness (Note 5)........................................          204.1           209.2            175.0           188.8
Derivative financial instruments.............................           14.0            14.0             21.7            21.7
                                                                --------------  --------------   --------------  --------------
FINANCIAL LIABILITIES........................................    $   5,065.7     $   5,089.9      $   5,311.4     $   5,336.1
                                                                ==============  ==============   ==============  ==============


13. PHOENIX LIFE STATUTORY FINANCIAL INFORMATION AND REGULATORY MATTERS


STATUTORY FINANCIAL DATA:                                                              AS OF AND FOR THE YEARS ENDED
($ amounts in millions)                                                                         DECEMBER 31,
                                                                               ----------------------------------------------
                                                                                    2004            2003           2002
                                                                               --------------  --------------  --------------

Statutory capital, surplus, and surplus notes................................   $     814.6     $     762.9     $     861.0
Asset valuation reserve (AVR)................................................         213.6           198.6           147.0
                                                                               --------------  --------------  --------------
STATUTORY CAPITAL, SURPLUS, SURPLUS NOTES AND AVR............................   $   1,028.2     $     961.5     $   1,008.0
                                                                               ==============  ==============  ==============
STATUTORY GAIN FROM OPERATIONS...............................................   $      35.1     $      69.7     $      44.5
                                                                               ==============  ==============  ==============
STATUTORY NET INCOME.........................................................   $      47.1     $      21.5     $       7.5
                                                                               ==============  ==============  ==============

New York Insurance Law requires that New York life insurers report their risk-based capital (RBC). RBC is based on a formula calculated by applying factors to various assets, premium and statutory reserve items. The formula takes into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. New York insurance law gives the New York Superintendent of Insurance explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital does not exceed certain RBC levels. Each of the U.S. insurance subsidiaries of Phoenix Life is also subject to these same RBC requirements. Phoenix Life and each of its insurance subsidiaries' RBC was in excess of 300% of Company Action Level (the level where a life insurance enterprise must submit a comprehensive plan to state insurance regulators) as of December 31, 2004 and 2003.

Under New York Insurance Law, Phoenix Life can pay stockholder dividends to us in any calendar year without prior approval from the New York Insurance Department in the amount of the lesser of 10% of Phoenix Life's surplus to policyholders as of the immediately preceding calendar year or Phoenix Life's statutory net gain from operations for the immediately preceding calendar year, not including realized capital gains. Phoenix Life paid dividends of $69.7 million in 2004 and is able to pay $35.1 million in dividends in 2005 without prior approval from the New York Insurance Department. Any additional dividend payments, in excess of $35.1 million in 2005, would be subject to the discretion of the New York Superintendent of Insurance.

14. PREMISES AND EQUIPMENT

[begin italic] Premises and equipment, consisting primarily of office buildings occupied by us, are stated at cost less accumulated depreciation and amortization. We depreciate buildings on the straight-line method over 10 to 45 years and equipment primarily on a modified accelerated method over 3 to 10 years. We amortize leasehold improvements over the terms of the related leases. [end italic]

Premises and equipment are included in other general account assets in our balance sheet.

COST AND CARRYING VALUE:                                                               AS OF DECEMBER 31,
($ amounts in millions)                                         ---------------------------------------------------------------
                                                                             2004                             2003
                                                                ------------------------------   ------------------------------
                                                                                    CARRYING                        CARRYING
                                                                     COST            VALUE            COST            VALUE
                                                                --------------  --------------   --------------  --------------

Real estate..................................................    $     116.0     $      45.7      $     148.8     $      63.5
Equipment....................................................          168.7            23.6            154.8            31.8
                                                                --------------  --------------   --------------  --------------
Premises and equipment cost and carrying value...............          284.7     $      69.3            303.6     $      95.3
                                                                                ==============                   ==============
Accumulated depreciation and amortization....................         (215.4)                          (208.3)
                                                                --------------                   --------------
PREMISES AND EQUIPMENT.......................................    $      69.3                      $      95.3
                                                                ==============                   ==============

Depreciation and amortization expense for premises and equipment for 2004, 2003 and 2002 totaled $11.3 million, $16.2 million and $15.7 million, respectively.

In May 25, 2004, we sold our Enfield, Connecticut office facility, for a loss of $1.0 million ($0.7 million after-tax). In anticipation of that sale, we had recorded a $6.2 million ($4.0 million after-tax) realized impairment loss in 2003.

Rental expenses for operating leases for continuing operations, principally with respect to buildings, amounted to $6.7 million, $11.7 million and $12.7 million in 2004, 2003 and 2002, respectively. Future minimum rental payments under non-cancelable operating leases for continuing operations were $10.1 million as of December 31, 2004, payable as follows: 2004, $3.6 million; 2005, $3.2 million; 2006, $2.4 million; 2007, $0.8 million; and 2008, $0.1 million.

15. RELATED PARTY TRANSACTIONS

Phoenix Investment Partners, an indirect wholly-owned subsidiary of The Phoenix Companies, through its affiliated registered investment advisors, provides investment advisory services to Phoenix Life for a fee. Investment advisory fees incurred by Phoenix Life under this arrangement were $8.2 million, $8.2 million and $8.2 million for 2004, 2003 and 2002, respectively. Amounts payable to the affiliated investment advisors were $1.1 million and $1.5 million, as of December 31, 2004 and 2003, respectively. Variable product separate accounts fees were $3.2 million, $2.6 million and $5.3 million for 2004, 2003 and 2002, respectively.

On February 26, 2001, Phoenix Life entered into a $69.0 million subordinated loan agreement with Phoenix Investment Partners, due March 1, 2006, in exchange for debentures held by Phoenix Life. Interest is payable quarterly in arrears at an annual rate based on LIBOR plus 2%. The average blended interest rate was approximately 3%, 3% and 4% for the years ended December 31, 2004, 2003 and 2002, respectively. The loan agreement requires no principal repayment prior to maturity.

Phoenix Equity Planning Corporation (PEPCO), a wholly-owned subsidiary of Phoenix Investment Partners, is the principal underwriter of Phoenix Life's annuity and variable life contracts. Contracts may be purchased through registered representatives of a former Phoenix affiliate, W.S. Griffith & Co., Inc. (Griffith), as well as other outside broker-dealers who are licensed to sell Phoenix Life annuity contracts. Phoenix Life incurred commissions for contracts underwritten by PEPCO of $51.8 million for 2004 and $51.9 million for 2003. Amounts payable to PEPCO were $6.0 million and $5.5 million, as of December 31, 2004 and 2003, respectively.

Effective May 31, 2004, The Phoenix Companies sold Griffith to an unrelated third party.

State Farm Mutual Automobile Insurance Company (State Farm) currently owns of record more than five percent of The Phoenix Companies' outstanding common stock. In 2004 and 2003, our subsidiaries incurred $32.4 million and $25.8 million, respectively, as compensation costs for the sale of our insurance and annuity products by entities that were either subsidiaries of State Farm or owned by State Farm employees.

16. CONTINGENT LIABILITIES

In addition to the matters discussed below, we are, in the normal cause of business, involved in litigation both as a defendant and as a plaintiff. The litigation naming us as a defendant ordinarily involves our activities as an insurer, employer, investment advisor, investor or taxpayer. In addition, various regulatory bodies regularly make inquiries of us and, from time to time, conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws and laws governing the activities of broker-dealers. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or to provide reasonable ranges of potential losses, we believe that their outcomes are not likely, either individually or in the aggregate, to have a material adverse effect on our consolidated financial condition. However, given the large or indeterminate amounts sought in certain of these matters and litigation's inherent unpredictability, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operations or cash flows.

Recently, there has been a significant increase in federal and state regulatory activity relating to financial services companies, particularly mutual fund companies. These regulatory inquiries have focused on a number of mutual fund issues, including late-trading and valuation issues. The Phoenix Companies' mutual funds, which we offer through the separate accounts associated with certain of our variable life insurance policies and variable annuity products, entitle us to impose restrictions on frequent exchanges and trades in the mutual funds and on transfers between sub-accounts and variable products. We, like many others in the financial services industry, have received requests for information from the SEC and state authorities, in each case requesting documentation and other information regarding various mutual fund regulatory issues. We continue to cooperate fully with these regulatory agencies in responding to these requests. In addition, representatives from the SEC's Office of Compliance, Inspections and Examinations are conducting compliance examinations of our mutual fund, variable annuity and mutual fund transfer agent operations.

A number of companies have announced settlements of enforcement actions with various regulatory agencies, primarily the SEC and the New York Attorney General's Office. While no such action has been initiated against us, it is possible that one or more regulatory agencies may pursue an action against us in the future.

These types of lawsuits and regulatory actions may be difficult to assess or quantify, may seek recovery of indeterminate amounts, including punitive and treble damages, and the nature and magnitude of their outcomes may remain unknown for substantial periods of time. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or to provide reasonable ranges of potential losses, we believe that their outcomes are not likely, either individually or in the aggregate, to have a material adverse effect on our consolidated financial condition.

Discontinued Reinsurance Operations

In 1999, we discontinued our reinsurance operations through a combination of sale, reinsurance and placement of certain retained group accident and health reinsurance business into run-off. We adopted a formal plan to stop writing new contracts covering these risks and to end the existing contracts as soon as those contracts would permit. However, we remain liable for claims under those contracts. We also purchased aggregate excess-of-loss reinsurance to further protect us from unfavorable results from this discontinued business. On February 7, 2005 we notified the aggregate excess-of-loss reinsurer that we were exercising our option to commute this contract. The commutation will be effective during the second quarter of 2005. The effect of the commutation will not be material to our consolidated financial statements.

We have established reserves for claims and related expenses that we expect to pay on our discontinued group accident and health reinsurance business. These reserves are based on currently known facts and estimates about, among other things, the amount of insured losses and expenses that we believe we will pay, the period over which they will be paid, the amount of reinsurance we believe we will collect under our aggregate excess-of-loss reinsurance, the amounts we believe we will collect from our retrocessionaires and the likely legal and administrative costs of winding down the business.

Our total reserves, including coverage available from our aggregate excess-of-loss reinsurance and reserves for amounts recoverable from retrocessionaires, were $110.0 million as of December 31, 2004. Our total amounts recoverable from retrocessionaires related to paid losses were $60.0 million as of December 31, 2004. We did not recognize any gains or losses related to our discontinued group accident and health reinsurance business during the years ended December 31, 2004, 2003 and 2002, respectively.

We expect our reserves and reinsurance to cover the run-off of the business; however, the nature of the underlying risks is such that the claims may take years to reach the reinsurers involved. Therefore, we expect to pay claims out of existing estimated reserves for up to ten years as the level of business diminishes. In addition, unfavorable or favorable claims and/or reinsurance recovery experience is reasonably possible and could result in our recognition of additional losses or gains, respectively, in future years. Given the uncertainty associated with litigation and other dispute resolution proceedings, as described below, as well as the lack of sufficient claims information (which has resulted from disputes among ceding reinsurers leading to delayed processing, reporting blockages and standstill agreements among reinsurers), the range of any reasonably possible additional future losses or gains is not currently estimable. However, it is our opinion, based on current information and after consideration of the provisions made in these financial statements, as described above, that any future adverse or favorable development of recorded reserves and/or reinsurance recoverables will not have a material effect on our financial position.

Additional information with respect to our group accident and health reinsurance run-off exposures follows:

Unicover Managers, Inc.

A significant portion of the claims arising from our discontinued group accident and health reinsurance business arises from the activities of Unicover Managers, Inc. (Unicover). Unicover organized and managed a group, or pool, of insurance companies (Unicover pool) and two other facilities (Unicover facilities), which reinsured the life and health insurance components of workers' compensation insurance policies issued by various property and casualty insurance companies. We were a member of the Unicover pool but terminated our participation in the pool effective March 1, 1999.

We are involved in disputes relating to the activities of Unicover. Under Unicover's underwriting authority, the Unicover pool and Unicover facilities wrote a dollar amount of reinsurance coverage that was many times greater than originally estimated. As a member of the Unicover pool, we were involved in several proceedings in which the pool members asserted that they could deny coverage to certain insurers that claimed that they purchased reinsurance coverage from the pool. Those matters were settled. Also, the pool members were involved in proceedings arising from business ceded to the London market. Those proceedings were settled.

Further, we were, along with Sun Life Assurance of Canada (Sun Life) and Cologne Life Reinsurance Company (Cologne Life), a retrocessionaire (meaning a reinsurer of other reinsurers) of the Unicover pool and two other Unicover facilities, providing the pool and facility members with reinsurance of the risks that the pool and facility members had assumed. In September 1999, we joined an arbitration proceeding that Sun Life had begun against the members of the Unicover pool and the Unicover facilities. In this arbitration, we and Sun Life sought to cancel our retrocession agreements on the grounds that material misstatements and nondisclosures were made to us about, among other things, the amount of risks we would be reinsuring. The arbitration proceeded only with respect to the Unicover pool because we, Sun Life and Cologne Life reached settlement with the two Unicover facilities in the first quarter of 2000. In October 2002, the arbitration panel issued its decision that the agreement by which we provided retrocessional reinsurance to the pool was valid only to the extent of business bound or renewed to that agreement on or before August 31, 1998. This decision had the effect of granting us a substantial discount on our potential liabilities, because most of the business was bound or renewed to the agreement after August 31, 1998. In a clarification dated January 4, 2003, the arbitration panel confirmed its decision. Subsequently, billing disputes have arisen between certain pool members and the retrocessionaires, including us, concerning certain losses ceded to the retrocession agreements. A significant portion of our remaining potential liabilities as a retrocessionaire of the Unicover pool has been recovered from certain of our retrocessionaires, and additional amounts may be recovered from one other retrocessionaire, as discussed below under "Related Proceedings."

In one of the Unicover facilities' settlements, the Reliance facility settlement of January 2000, we paid a settlement amount of $97.9 million and were released from all of our obligations as a retrocessionaire of the facility. Subsequently, we were reimbursed by one of our retrocessionaires for $38.8 million of the amount we paid under the settlement. A significant portion of the remainder of the settlement payment may be recovered from one other retrocessionaire, as discussed below under "Related Proceedings."

In the other Unicover facilities' settlement, the Lincoln facility settlement of March 2000, we paid a settlement amount of $11.6 million and were released from all of our obligations as a retrocessionaire of the facility. Subsequently, we were reimbursed by one of our retrocessionaires for $6.0 million of the amount we paid under the settlement.

The amounts paid and the results achieved in the above settlements and arbitration decision were consistent with the amounts previously reflected in our consolidated financial statements.

Related Proceedings

In our capacity as a retrocessionaire of the Unicover business, we had an extensive program of our own reinsurance in place to protect us from financial exposure to the risks we had assumed. We have been involved in disputes with certain of our own retrocessionaires who had sought on various grounds to avoid paying any amounts to us. Most of those disputes, as described below, have been resolved.

Currently, we remain involved in a London arbitration proceeding with one of those retrocessionaires. The arbitration concerns an agreement under which the retrocessionaire reinsures us for up to $45 thousand per loss in excess of a $5 thousand retention. In June 2003, the arbitration panel issued its decision, which upheld in all material respects the retrocessional obligations to us. The retrocessionaire appealed the arbitration decision only with respect to the Unicover business. We received a favorable decision from the Court of Appeal in December 2004. The retrocessionaire submitted a request to the House of Lords to review the decision. Two other disputes with this retrocessionaire were settled in March 2004 and did not have a material effect on our reinsurance recoverable balances. As of December 31, 2004, the reinsurance recoverable balance from this retrocessionaire related to paid losses was $45.0 million, subject to further development.

A dispute with another retrocessionaire was the subject of arbitration proceedings that we initiated in December 2003. The purpose of the arbitration proceedings was to confirm the validity and enforce the terms of the retrocessional contracts. In December 2004, we settled the dispute and discontinued the arbitration proceedings. The amount received and the results achieved in the settlement were consistent with the amounts previously reflected in our consolidated financial statements. As of December 31, 2004, the reinsurance recoverable balance from this retrocessionaire was $0.0 million.

A dispute with a third retrocessionaire, which sought to avoid an excess-of-loss retrocession agreement, a surplus share retrocession agreement and a quota share retrocession agreement, was the subject of an arbitration in November 2003. In December 2003, the arbitration panel issued its interim decision, which is confidential. The financial implications of the interim decision are consistent with our current financial provisions. Since then, this retrocessionaire has paid $8.0 million to bring the account current. As of December 31, 2004, the reinsurance recoverable balance from this retrocessionaire related to paid losses was $0.0 million, subject to further development. In June 2004 the arbitration panel relinquished its jurisdiction.

Because the same retrocession program that covers our Unicover business covers a significant portion of our other remaining group accident and health reinsurance business, we could have additional material losses if one or more of our remaining retrocessionaires disputes and successfully avoids its obligations. At this stage, we cannot estimate the amount at risk related to these potential disputes with a reliable degree of certainty. This is due in part to our lack of sufficient claims information (which has resulted from disputes among ceding reinsurers that have led to delayed processing, reporting blockages, and standstill agreements among reinsurers). This applies with regard both to business related to Unicover and business not related to Unicover.

Other Proceedings

Another set of disputes involves personal accident business that was reinsured in the London reinsurance market in which we participated from 1994 to 1997. These disputes involve multiple layers of reinsurance and allegations that the reinsurance programs created by the brokers involved in placing those layers were interrelated and devised to disproportionately pass losses to a top layer of reinsurers. Many companies who participated in this business are involved in litigation or arbitration in attempts to avoid their obligations on the basis of misrepresentation. Because of the complexity of the disputes and the reinsurance arrangements, we and many of these companies have participated in negotiations that have resulted in settlements of disputes relating to the

1994 and 1995 contract years. The amounts paid and the results achieved in the 1994 and 1995 contract year settlements are consistent with the amounts previously reflected in our consolidated financial statements. Although we are vigorously defending our contractual rights in respect of the 1996 and 1997 contract year disputes, we remain actively involved in attempts to reach negotiated business solutions. At this stage, we cannot predict the outcome, nor can we estimate the remaining amount at risk with a reliable degree of certainty. This is due in part to our lack of sufficient claims information (which has resulted from disputes among ceding reinsurers that have led to delayed processing, reporting blockages, and standstill agreements among reinsurers). However, it is our opinion based on current information that amounts included in our reserves as of December 31, 2004 are adequate with respect to the 1996 and 1997 contract year disputes.

================================================================================

                             EXECUTIVE BENEFIT - VUL

================================================================================
                                                                     [VERSION B]

                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                    ISSUED BY: PHOENIX LIFE INSURANCE COMPANY


STATEMENT OF ADDITIONAL INFORMATION                                  MAY 1, 2005


                                _________________

                   VARIABLE UNIVERSAL LIFE INSURANCE POLICIES


This SAI is not a prospectus and should be read in conjunction with the prospectus, dated May 1, 2005. You may obtain a copy of the prospectus without charge by contacting us at the address or telephone number below. Defined terms used in the current prospectus are incorporated in this Statement of Additional Information ("SAI").


                                _________________

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

Phoenix Life Insurance Company..........................................     2

The Separate Account....................................................     2

The Policy..............................................................     3

Servicing Agent.........................................................     3


Underwriter and Sales of the Policies...................................     3

Performance History.....................................................     4

Voting Rights...........................................................     6

Safekeeping of the Separate Account's Assets............................     7

State Regulation........................................................     7

Reports.................................................................     7

Experts ................................................................     7

Separate Account Financial Statements...................................  SA-1

Company Financial Statements............................................   F-1


                                _________________

If you have any questions, please contact us at:    [envelope]   PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS ("VPMO")
                                                                 PO Box 8027
                                                                 Boston, MA 02266-8027


                                                    [telephone]  VARIABLE AND UNIVERSAL LIFE ADMINISTRATION ("VULA")
                                                                 (800) 417-4769

PHOENIX LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

On June 25, 2001, Phoenix Home Life Mutual Insurance Company (a New York mutual life insurance company, originally chartered in Connecticut in 1851 and redomiciled to New York in 1992) converted to a stock life insurance company by "demutualizing" pursuant to a plan of reorganization approved by the New York Superintendent of Insurance and changed its name to Phoenix Life Insurance Company ("Phoenix"). As part of the demutualization, Phoenix became an indirect wholly owned subsidiary of The Phoenix Companies, Inc., a publicly traded Delaware corporation. Our executive and administrative office is at One American Row, Hartford, Connecticut, 06115. Our New York principal office is at 10 Krey Boulevard, East Greenbush, New York 12144. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers.

THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------

Phoenix established the Separate Account as a separate account under New York insurance law on June 17, 1985. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") under which it meets the definition of a "separate account."

New York law requires all income, gains or losses of the Separate Account be credited to or charged against amounts placed in the Separate Account without regard to the other income, gains and losses of Phoenix. The assets of the Separate Account may not be charged with liabilities arising out of any other business we may conduct. Obligations under the Policies are obligations of Phoenix.

The Separate Account is divided into subaccounts, each of which is available for allocation of policy value. We will determine whether marketing needs and investment conditions warrant the establishment of additional subaccounts, and the extent to which they would be made available to existing policy owners. Each subaccount will invest solely in a single investment portfolio of a fund. Each portfolio has its own specified investment objective.

Phoenix does not guarantee the investment performance of the Separate Account or any of its subaccounts. The policy value allocated to the Separate Account depends on the investment performance of the underlying funds. You, as policy owner, bear the full investment risk for all monies invested in the Separate Account.

REINVESTMENT AND REDEMPTION
All dividend distributions of a fund are automatically reinvested in shares of the fund at their net asset value on the date of distribution; all capital gains distributions of the fund, if any, are likewise reinvested at the net asset value on the record date. Phoenix redeems fund shares at their net asset value to the extent necessary to make payments under the policy.

SUBSTITUTION OF INVESTMENTS
We reserve the right to make additions to, deletions from, or substitutions for the investments held by the Separate Account, subject to compliance with the law as currently applicable or as subsequently changed.

If the shares of any of the portfolios of a fund should no longer be available for investment, or if in our judgment, further investment in shares of any of the portfolios becomes inappropriate, we may substitute shares of another fund for shares already purchased, or to be purchased in the future. No substitution of fund shares held by the Separate Account may take place without prior approval of the SEC and prior notice to you. In the event of a substitution, you will be given the option of transferring the policy value from the affected subaccount to another subaccount without penalty.

DETERMINATION OF SUBACCOUNT VALUES
We establish the unit value of each subaccount of the Separate Account on the first valuation date of that subaccount. The unit value of a subaccount on any other valuation date is determined by multiplying the unit value of that subaccount on the just prior valuation date by the net investment factor for that subaccount for the then current valuation period. The unit value of each subaccount on a day other than a valuation date is the unit value on the next valuation date. Unit values are carried to six decimal places. The unit value of each subaccount on a valuation date is determined at the end of that day.

The net investment factor for each subaccount is determined by the investment performance of the assets held by the subaccount during the valuation period. Each valuation will follow applicable law and accepted procedures. The net investment factor is determined by the formula:

   (A) + (B)
   ---------  -  (D) where:
      (C)

(A) = The value of the assets in the subaccount on the current valuation date, including accrued net investment income and realized and unrealized capital gains and losses, but excluding the net value of any transactions during the current valuation period.

(B) = The amount of any dividend capital gain distribution received by the subaccount if the "ex-dividend" date for shares of the fund occurs during the current valuation period.

(C) = The value of the assets in the subaccount as of the just prior valuation date, including accrued net investment income and realized and unrealized capital gains and losses, and including the net value amount of any deposits and withdrawals made during the valuation period ending on that date.

(D) = The charge, if any, for taxes and reserves for taxes on investment income, and realized and unrealized capital gains.

THE POLICY
--------------------------------------------------------------------------------

The number of units credited to a subaccount of the Separate Account will be determined by dividing the portion of the net premium applied to that subaccount by the unit value of the subaccount on the payment date.

Policies sold to officers, directors and employees of Phoenix (and their spouses and children) will be credited with an amount equal to the first-year commission that would apply on the amount of premium contributed. This option is also available to career agents of Phoenix (and their spouses and children).

THE CONTRACT
The policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the policy. The statements are considered representations and not warranties. Only an executive officer of Phoenix can agree to change or waive any provisions of the policy.

SUICIDE
We will stop and void the policy if the insured person commits suicide within two years of the policy issue date. We will then return the policy value less any outstanding loans and refund any monthly deductions other than fees and charges.

INCONTESTABILITY
We may not contest this policy or any attached rider after it has been in force for two years provided the person insured is alive during that time.

MISSTATEMENT OF AGE OR SEX
If you incorrectly state the age or gender of the insured person we will adjust the death benefit to reflect the correct cost of insurance rate. The adjusted death benefit will equal the coverage our most recent cost of insurance deduction would provide based on the correct personal information.

SURPLUS
Policies issued on or after June 25, 2001 are not eligible to share in Phoenix's profits or surplus earnings.

Owners of policies issued before June 25, 2001 may share in Phoenix's divisible surplus to the extent decided annually by the Phoenix Board of Directors. We do not expect that the Board will authorize such payments since you will be participating directly in the Account's investment results.


REDUCTION IN CHARGES
Each policy is available for purchase by individuals and groups. We may reduce or eliminate the mortality and expense risk charge, monthly administrative charge, monthly cost of insurance charges, surrender charges or other charges normally assessed where we expect that the size or nature of such policy or policies will result in savings of sales, underwriting, administrative or other costs.

Eligibility for the amount of these reductions will be determined by a number of factors including:

>   the number of insureds,

>   total premiums expected to be paid,

>   total assets under management for the policyowner,

>   the nature of the relationship among individual insureds,

>   the purpose for which the policies are being purchased,

> where there is a preexisting relationship with us, such as being an employee of Phoenix or its affiliates and their spouses; or employees or agents who retire from Phoenix or its affiliates or Phoenix Equity Planning Corporation ("PEPCO"), or its affiliates or registered representatives of the principal underwriter and registered representatives of broker- dealers with whom PEPCO has selling agreements,

> internal transfers from other policies or contracts issued by the company or an affiliate, or making transfers of amounts held under qualified plans sponsored by the company or an affiliate, and

> other circumstances which in our opinion are rationally related to the expected reduction in expenses.

Any variations in the charge structure will be determined in a uniform manner, reflecting differences in costs of services and not unfairly discriminatory to policyholders.


SERVICING AGENT
--------------------------------------------------------------------------------


The Phoenix Edge Series Fund reimburses Phoenix Life Insurance Company for various shareholder services provided by the Variable Product Operations area located at 10 Krey Boulevard, East Greenbush, New York 12144. The functions performed include investor inquiry support, shareholder trading, confirmation of investment activity, quarterly statement processing and Web/Interactive Voice Response trading. The rate of reimbursement for 2005 is 0.073% of the fund's average daily net assets. The total administrative service fees paid by the fund for the last three fiscal years follows:

============================================
YEAR ENDED DECEMBER 31,          FEE PAID
============================================
       2002                        N/A
--------------------------------------------
       2003                    $1.7 Million
--------------------------------------------
       2004                    $2.2 Million
============================================

UNDERWRITER AND SALES OF THE POLICIES
--------------------------------------------------------------------------------

Phoenix Equity Planning Corporation ("PEPCO") is the principal underwriter and national distributor for the policies pursuant to an underwriting agreement dated November 1, 2000. Its principal business address is One American Row, Hartford, CT 06115. PEPCO is a directly wholly owned subsidiary of Phoenix Investment Partners, Inc. ("PXP"). PXP is an indirectly owned subsidiary of PNX. PEPCO is an affiliated subsidiary of both the Separate Account and Phoenix.

PEPCO, an affiliate of Phoenix, as underwriter, offers these policies on a continuous basis. PEPCO is not compensated for any underwriting commissions. All underwriting commission costs are borne directly by Phoenix. The basis of the mortality rates guaranteed in the policy is the 1980 Commissioners' Standard Ordinary Mortality Table, adjusted for risk classifications.

Policies may be purchased from broker-dealers registered under the 1934 Act whose representatives are authorized by applicable law to sell policies under terms of agreements provided by PEPCO. Sales commissions will be paid to registered representatives on purchase payments we receive under these policies. Phoenix will pay a maximum total sales commission of 50% of premiums. To the extent that the sales charge under the policies is less than the sales commissions paid with respect to the policies, we will pay the shortfall from our General Account assets, which will include any profits we may derive under the policies.

To the extent permitted by NASD rules, overrides and promotional incentives or payments also may be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions, or other sales- related criteria. Additional payments may be made for other services not directly related to the sale of the policies, including the recruitment and training of personnel, production of promotional literature and similar services.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The rates of return shown are not an estimate nor are they a guarantee of future performance. The performance history shown is solely for the underlying investment portfolios. They do not illustrate how actual performance will affect the benefits under your policy because they do not account for any of the charges and deductions that apply to your policy value. (see "Charges and Deductions").

Yield of the Phoenix-Goodwin Money Market Series. We calculate the yield of the Phoenix-Goodwin Money Market Series for a 7-day "base period" by determining the "net change in value" of a hypothetical pre-existing account. We assume the hypothetical account had an initial balance of one share of the series at the beginning of the base period. We then determine what the value of the hypothetical account would have been at the end of the 7-day base period. We assume no policy charges were deducted from the hypothetical account. The end value minus the initial value gives us the net change in value for the hypothetical account. The net change in value can then be divided by the initial value giving us the base period return (one week's return). To find the equivalent annual return we multiply the base period return by 365/7. The equivalent effective annual yield differs from the annual return because we assume all returns are reinvested in the subaccount. We carry results to the nearest hundredth of one percent.

Example Calculation:


The following example of a return/yield calculation for the Phoenix-Goodwin Money Market Series is based on the 7-day period ending December 31, 2004:

Value of hypothetical pre-existing account with exactly one
    unit at the beginning of the period:...............................$1.000000
Value of the same account (excluding capital changes) at the end of the 7-day period:...........................................$1.000288
Calculation:
    Ending account value...............................................$1.000288
    Less beginning account value.......................................$1.000000
    Net change in account value........................................$0.000288
Base period return:
    (adjusted change/beginning account value)..........................$0.000288
Current annual yield = return x (365/7) =..................................1.50%
Effective annual yield = [(1 + return)(365/7)] - 1 =.......................1.51%


The current yield and effective yield information will fluctuate. Yield and return information may not provide a suitable basis for comparison with bank deposits or other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the Separate Account level.

Total Return: We will usually advertise the average annual total return for a subaccount calculated for one year, three years, five years, ten years and since the inception date of the underlying portfolio. We assume the reinvestment of all distributions at net asset value but do not account for the deduction of any of the daily or monthly charges made under the policy.

Performance is the compounded return for the time period indicated, net of all fund level fees. Returns for the periods greater than one year are annualized. Performance does not include the effects of product charges, including any or all of the following: issue, sales and tax charges; mortality and expense risk fees; cost of insurance charges; administrative and transfer fees; and surrender charges. If these charges were reflected in these returns, performance would be significantly lower than shown. Please obtain a personalized illustration by contacting your registered representative. The illustration will show all applicable policy charges deducted, including the cost of insurance.

Since subaccount performance fluctuates, the policy value, when redeemed, may be worth more or less than your original investment. Withdrawals will affect the policy value and death benefit. You may obtain a copy of the most up-to-date performance numbers from your registered representative.

================================================================================
       AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2004
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                           SERIES                         INCEPTION DATE      1 YEAR       5 YEARS    10 YEARS      SINCE INCEPTION
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                         5/1/1990       20.78%         -2.80%     7.68%             7.22%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Growth Series                                   12/15/1999        4.21%         -9.53%                      -8.39%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series                        8/12/2002        2.12%                                     21.09%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index Series             7/14/1997        9.84%         -3.77%                       4.27%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series           5/1/1995       34.69%         23.82%                      17.08%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                      12/31/1982        4.97%        -11.69%     4.92%            11.79%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Growth and Income Series                     3/2/1998       10.48%         -1.32%                       4.13%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series                     8/15/2000        9.69%                                     -7.50%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series                 9/17/1984        7.46%          3.14%     9.34%            10.88%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series                          3/2/1998       12.92%          3.44%                       7.42%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                          10/8/1982        0.79%          2.53%     3.84%             5.40%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series            12/31/1982        6.84%          8.75%     9.02%             9.51%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term Bond Series           6/2/2003        5.33%                                      5.26%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series                        8/12/2002        5.26%                                      8.32%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value Series                 8/12/2002       25.68%                                     19.38%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select Series            8/12/2002       15.86%                                     16.51%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series                              12/15/1999        4.67%          0.01%                       0.50%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series                  8/15/2000       10.04%                                    -17.41%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series                3/2/1998       20.41%         17.42%                       8.75%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series            11/20/2000       22.67%                                     18.19%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                          3/2/1998        6.72%         -4.63%                       5.03%
]-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                        1/29/1996        5.44%         -9.56%                       6.50%
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                            5/5/1993        6.63%         -6.51%     8.36%             9.00%
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund                            9/10/2001       13.82%                                     10.30%
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                                  5/5/1993        5.77%         -7.19%     8.67%             9.03%
-----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                    1/25/1995        8.19%         -9.45%                      14.96%
-----------------------------------------------------------------------------------------------------------------------------------
Federated Fund For U.S. Government Securities II             3/28/1994        3.61%          6.56%     6.11%             5.91%
-----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                            3/1/1994       10.46%          4.77%     7.59%             6.61%
-----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                                  11/3/1997       15.34%          1.85%                       8.24%
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                           11/3/1997        7.06%         -5.14%                       0.52%
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                         11/3/1997        3.26%         -6.88%                       4.24%
-----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                                11/8/1996       12.63%          8.55%                       9.37%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                            5/11/1992       18.53%          0.92%     8.61%             9.27%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                             3/15/1994       16.03%          4.59%     9.74%             9.27%
-----------------------------------------------------------------------------------------------------------------------------------
Lazard Retirement Small Cap Portfolio                        11/4/1997       14.89%         13.26%                       9.12%
-----------------------------------------------------------------------------------------------------------------------------------
Bond-Debenture Portfolio                                    11/30/2001        7.89%                                     10.98%
-----------------------------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio                                 12/11/1989       12.65%          5.49%    12.77%            12.54%
-----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio                                      9/15/1999       24.04%         18.12%                      16.72%
-----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund                                5/1/2003      -10.67%                                     -6.93%
-----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund                                5/7/1997       14.62%         -8.98%                       2.66%
-----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund                     5/1/2002       10.71%                                      4.19%
-----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund                        8/22/1997       19.07%         -4.81%                       1.71%
-----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                            10/1/1997       10.59%         -2.58%                       4.60%
-----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                        11/30/1999       -1.64%        -21.93%                     -18.23%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger International Select                                   2/1/1999       24.34%          1.45%                      12.20%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                                5/1/1995       30.27%         -1.04%                      16.49%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Select                                                 2/1/1999       19.31%         11.46%                      15.21%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                                 5/1/1995       18.33%          7.60%                      16.37%
-----------------------------------------------------------------------------------------------------------------------------------

We may include information about a series' or an advisor's investment strategies and management style in advertisements, sales literature and other communications. An advisor may alter investment strategies and style in response to changing market and economic conditions. A fund may advertise all or part of a series' portfolio holdings, including holdings in specific industries. A fund may also separately illustrate the income and capital gains portions of a series' total return. A fund may also advertise performance by dividing returns into equity and debt components.

A series may compare its returns to any of a number of well-known benchmarks of market performance; including, but not limited to:

       The Dow Jones Industrial Average(SM)(DJIA)
       First Boston High Yield Index
       Salomon Brothers Corporate Index
       Salomon Brothers Government Bond Index
       Standard & Poor's 500 Index(R)(S&P 500)

Each subaccount may include its yield and total return in advertisements or communications with current or prospective contract owners. Each subaccount may also include in such advertisements, its ranking or comparison to similar mutual funds by such organizations as:

       Lipper Analytical Services
       Morningstar, Inc.
       Thomson Financial

A fund may also compare a series' performance to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in such publications as:

       Barron's
       Business Week
       Changing Times
       Consumer Reports
       Financial Planning
       Financial Services Weekly
       Forbes
       Fortune
       Investor's Business Daily
       Money
       The New York Times
       Personal Investor
       Registered Representative
       U.S. News and World Report
       The Wall Street Journal


The DJIA is an unweighted index of 30 industrial "blue chip" U.S. stocks. It is the oldest continuing U.S. market index. The 30 stocks now in the DJIA are both widely- held and a major influence in their respective industries. The average is computed in such a way as to preserve its historical continuity and account for such factors as stock splits and periodic changes in the components of the index. The editors of The Wall Street Journal select the component stocks of the DJIA.


The S&P 500 is a market-value weighted index composed of 500 stocks chosen for market size, liquidity, and industry group representation. It is one of the most widely used indicators of U.S. stock market performance. The composition of the S&P 500 changes from time to time. Standard & Poor's Index Committee makes all decisions about the S&P 500.

Weighted and unweighted indexes: A market-value, or capitalization, weighted index uses relative market value (share price multiplied by the number of shares outstanding) to "weight" the influence of a stock's price on the index. Simply put, larger companies' stock prices influence the index more than smaller companies' stock prices. An unweighted index (such as the DJIA) uses stock price alone to determine the index value. A company's relative size has no bearing on its impact on the index.

The funds' annual reports, available upon request and without charge, contain a discussion of the performance of the funds and a comparison of that performance to a securities market index. You may obtain an Annual Report by contacting your registered representative or us at the address and telephone number on the first page of the prospectus.

VOTING RIGHTS
--------------------------------------------------------------------------------

We will vote the funds' shares held by a subaccount at all regular and special shareholder meetings of the funds. Such voting will be according to your instructions to the extent required by law. However, we may elect to vote fund shares at our own discretion should the 1940 Act or any regulation thereunder be amended, or if its present interpretation should change allowing us to do so.

We will determine the number of votes you have the right to cast by applying your percentage interest in a subaccount to the total number of votes attributable to that subaccount. Fractional shares will be recognized.

We will vote the shares for which we receive no timely instructions in the same proportion as the shares for which we do receive votes. When we receive instructions to abstain from voting on any item, we reduce the number of votes cast on that item accordingly.

You will receive proxy materials, reports and other materials related to the funds.

We may disregard voting instructions when required by state insurance regulatory authorities, if the instructions could cause a change in the sub-classification or investment objective of a portfolio or to approve or disapprove an investment advisory contract. We may also disregard voting instructions that would make changes to a portfolio's investment policies or investment advisor that violate state law or regulations. We may disregard voting instructions that would result in an adverse effect on our General Account or result in overly speculative or unsound investments contrary to state law. Should we ever disregard voting instructions, we will promptly report it to policy owners along with the reasons for doing so.

SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS
--------------------------------------------------------------------------------

We hold the assets of the Account separate and apart from our General Account. We maintain records of all purchases and redemptions of shares of the funds.


STATE REGULATION
--------------------------------------------------------------------------------


We are subject to the provisions of the New York insurance laws applicable to life insurance companies and to regulation and supervision by the New York Insurance Commissioner. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which we do insurance business. State regulation includes certain limitations on the investments which we may make, including investments for the Account and the Guaranteed Interest Account. This regulation does not include, however, any supervision over the investment policies of the Account.

REPORTS
--------------------------------------------------------------------------------

We will furnish policy owners with all reports required by the 1940 Act and related regulations or by any other applicable law or regulation.

EXPERTS
--------------------------------------------------------------------------------


The financial statements of Phoenix Life Variable Universal Life Account (Executive Benefit - VUL) at December 31, 2004, and the results of its operations and the changes in its net assets for each of the periods indicated and the consolidated financial statements of Phoenix Life Insurance Company at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004, included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, 100 Pearl Street, Hartford, Connecticut, 06103, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Joseph P. DeCresce, Counsel, and Brian Giantonio, Vice President, Tax and ERISA Counsel, The Phoenix Companies, Inc., have provided opinions on certain matters relating to the federal securities and income tax laws, respectively, in connection with the contracts described in this prospectus.

A N N U A L   R E P O R T

                           Executive Benefit-VUL

                                   V a r i a b l e   U n i v e r s a l   L i f e




                 P H O E N X I X   L I F E   V A R I A B L E   U N I V E R S A L
                                                         L I F E   A C C O U N T
                                                               DECEMBER 31, 2004











                                [LOGO]PHOENIX(R)

                 L0134AR2 (C) 2005 The Phoenix Companies, Inc.

                                                STATEMENTS OF ASSETS AND LIABILITIES
                                                         DECEMBER 31, 2004


                                                                                                                      PHOENIX-
                                                                           PHOENIX-ALLIANCE/   PHOENIX-DUFF &         ENGEMANN
                                                          PHOENIX-AIM          BERNSTEIN         PHELPS REAL         SMALL-CAP
                                                            GROWTH           ENHANCED INDEX   ESTATE SECURITIES        GROWTH
                                                          SUBACCOUNT           SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $        51,591    $       112,810    $       214,957     $       218,805
                                                        =================  =================  =================   =================
     Investment at market                                $        50,252    $       125,121    $       282,557     $       264,861
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                             50,252            125,121            282,557             264,861
LIABILITIES
     Accrued expenses                                                  -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $        50,252    $       125,121    $       282,557     $       264,861
                                                        =================  =================  =================   =================
Accumulation units outstanding                                    66,766            125,721            130,398             255,157
                                                        =================  =================  =================   =================
Unit value                                               $      0.752649    $      0.995233    $      2.166879     $      1.038033
                                                        =================  =================  =================   =================


                                                            PHOENIX-                                                   PHOENIX-
                                                            ENGEMANN            PHOENIX-          PHOENIX-          GOODWIN MULTI-
                                                            STRATEGIC        ENGEMANN VALUE     GOODWIN MONEY        SECTOR FIXED
                                                           ALLOCATION            EQUITY            MARKET               INCOME
                                                           SUBACCOUNT          SUBACCOUNT        SUBACCOUNT           SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $       475,333    $       589,989    $       936,607     $       204,732
                                                        =================  =================  =================   =================
     Investment at market                                $       500,703    $       652,898    $       936,607     $       205,790
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                            500,703            652,898            936,607             205,790
LIABILITIES
     Accrued expenses                                                  -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $       500,703    $       652,898    $       936,607     $       205,790
                                                        =================  =================  =================   =================
Accumulation units outstanding                                   429,262            672,292            891,224             148,519
                                                        =================  =================  =================   =================
Unit value                                               $      1.166426    $      0.971153    $      1.050922     $      1.385611
                                                        =================  =================  =================   =================

                                                                               PHOENIX-
                                                                               NORTHERN        PHOENIX-SANFORD    PHOENIX-SANFORD
                                                            PHOENIX-          NASDAQ-100        BERNSTEIN MID-    BERNSTEIN SMALL-
                                                         NORTHERN DOW 30       INDEX(R)           CAP VALUE          CAP VALUE
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $        87,916    $        87,601    $       413,352     $       298,323
                                                        =================  =================  =================   =================
     Investment at market                                $       100,108    $       100,166    $       487,608     $       403,760
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                            100,108            100,166            487,608             403,760
LIABILITIES
     Accrued expenses                                                  -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $       100,108    $       100,166    $       487,608     $       403,760
                                                        =================  =================  =================   =================
Accumulation units outstanding                                    93,405            113,298            269,142             234,913
                                                        =================  =================  =================   =================
Unit value                                               $      1.071763    $      0.884097    $      1.811714     $      1.718767
                                                        =================  =================  =================   =================

                        See Notes to Financial Statements

                                                STATEMENTS OF ASSETS AND LIABILITIES
                                                         DECEMBER 31, 2004
                                                             (CONTINUED)


                                                                                                                    FEDERATED FUND
                                                                                                                       FOR U.S.
                                                         PHOENIX-SENECA    AIM V.I. CAPITAL   AIM V.I. PREMIER        GOVERNMENT
                                                         MID-CAP GROWTH       APPRECIATION        EQUITY             SECURITIES II
                                                           SUBACCOUNT          SUBACCOUNT       SUBACCOUNT            SUBACCOUNT
                                                        -----------------  -----------------  -----------------    -----------------
ASSETS
     Investment at cost                                  $       270,567    $        90,228    $       141,531     $       326,994
                                                        =================  =================  =================   =================
     Investment at market                                $       290,444    $       100,507    $       150,516     $       325,887
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                            290,444            100,507            150,516             325,887
LIABILITIES
     Accrued expenses                                                  -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $       290,444    $       100,507    $       150,516     $       325,887
                                                        =================  =================  =================   =================
Accumulation units outstanding                                   378,375            103,281            172,631             271,910
                                                        =================  =================  =================   =================
Unit value                                               $      0.767609    $      0.973133    $      0.871898     $      1.198510
                                                        =================  =================  =================   =================

                                                         FEDERATED HIGH
                                                          INCOME BOND
                                                            FUND II --                           VIP GROWTH
                                                         PRIMARY SHARES    VIP CONTRAFUND(R)    OPPORTUNITIES        VIP GROWTH
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $       170,612    $       452,016    $        22,730     $       254,644
                                                        =================  =================  =================   =================
     Investment at market                                $       180,681    $       555,569    $        25,010     $       272,399
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                            180,681            555,569             25,010             272,399
LIABILITIES
     Accrued expenses                                                  -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $       180,681    $       555,569    $        25,010     $       272,399
                                                        =================  =================  =================   =================
Accumulation units outstanding                                   133,374            423,208             24,342             310,963
                                                        =================  =================  =================   =================
Unit value                                               $      1.354694    $      1.312755    $      1.027471     $      0.875988
                                                        =================  =================  =================   =================

                                                                               TEMPLETON        SCUDDER VIT        SCUDDER VIT
                                                         MUTUAL SHARES          FOREIGN        EAFE(R) EQUITY       EQUITY 500
                                                           SECURITIES          SECURITIES          INDEX              INDEX
                                                           SUBACCOUNT          SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $       348,778    $        96,715    $        52,486     $       749,671
                                                        =================  =================  =================   =================
     Investment at market                                $       423,963    $       127,663    $        61,441     $       864,251
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                            423,963            127,663             61,441             864,251
LIABILITIES
     Accrued expenses                                                  -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $       423,963    $       127,663    $        61,441     $       864,251
                                                        =================  =================  =================   =================
Accumulation units outstanding                                   347,136            108,637             58,885             736,225
                                                        =================  =================  =================   =================
Unit value                                               $      1.221318    $      1.175136    $      1.043417     $      1.173896
                                                        =================  =================  =================   =================

                        See Notes to Financial Statements


                                                STATEMENTS OF ASSETS AND LIABILITIES
                                                          DECEMBER 31, 2004
                                                            (CONTINUED)

                                                                                 WANGER
                                                                              INTERNATIONAL          WANGER
                                                            TECHNOLOGY          SMALL CAP            SELECT
                                                            SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------
ASSETS
     Investment at cost                                  $        22,287    $       112,444    $        79,763
                                                        =================  =================  =================
     Investment at market                                $        25,405    $       167,112    $       101,279
                                                        -----------------  -----------------  -----------------
         Total assets                                             25,405            167,112            101,279
LIABILITIES
     Accrued expenses                                                  -                  -                  -
                                                        -----------------  -----------------  -----------------
NET ASSETS                                               $        25,405    $       167,112    $       101,279
                                                        =================  =================  =================
Accumulation units outstanding                                    42,743            116,890             62,146
                                                        =================  =================  =================
Unit value                                               $      0.594375    $      1.429654    $      1.629695
                                                        =================  =================  =================

                        See Notes to Financial Statements

                                                      STATEMENTS OF OPERATIONS
                                               FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                                                                                      PHOENIX-
                                                                           PHOENIX-ALLIANCE/   PHOENIX-DUFF &         ENGEMANN
                                                          PHOENIX-AIM          BERNSTEIN         PHELPS REAL         SMALL-CAP
                                                            GROWTH           ENHANCED INDEX   ESTATE SECURITIES        GROWTH
                                                          SUBACCOUNT           SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $            47    $         1,606    $         5,308     $             -
Expenses
     Mortality and expense fees                                        -                  -                  -                   -
     Indexing (gain) loss                                              -                  2                  2                  (2)
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                          47              1,604              5,306                   2
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                     610                719              2,288               4,416
Net realized gain distribution from Fund                               -                  -             22,370                   -
Net change in unrealized appreciation (depreciation)
     on investment                                                 1,378              8,404             40,507              20,238
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                      1,988              9,123             65,165              24,654
Net increase (decrease) in net assets resulting from
     operations                                          $         2,035    $        10,727    $        70,471     $        24,656
                                                        =================  =================  =================   =================

                                                            PHOENIX-                                                   PHOENIX-
                                                            ENGEMANN            PHOENIX-          PHOENIX-          GOODWIN MULTI-
                                                            STRATEGIC        ENGEMANN VALUE     GOODWIN MONEY        SECTOR FIXED
                                                           ALLOCATION            EQUITY            MARKET               INCOME
                                                           SUBACCOUNT          SUBACCOUNT        SUBACCOUNT           SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $        11,015    $         3,570    $         3,913     $         8,094
Expenses
     Mortality and expense fees                                        -                  -                  -                   -
     Indexing (gain) loss                                              3                 (1)                (2)                  1
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                      11,012              3,571              3,915               8,093
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                     310                168                  -              (2,231)
Net realized gain distribution from Fund                          12,607                  -                  -                   -
Net change in unrealized appreciation (depreciation)
     on investment                                                 8,873             62,500                  -               1,058
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                     21,790             62,668                  -              (1,173)
Net increase (decrease) in net assets resulting from
     operations                                          $        32,802    $        66,239    $         3,915     $         6,920
                                                        =================  =================  =================   =================

                                                                               PHOENIX-
                                                                               NORTHERN        PHOENIX-SANFORD     PHOENIX-SANFORD
                                                            PHOENIX-          NASDAQ-100        BERNSTEIN MID-     BERNSTEIN SMALL-
                                                         NORTHERN DOW 30       INDEX(R)           CAP VALUE          CAP VALUE
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $         1,847    $           555    $           731     $             -
Expenses
     Mortality and expense fees                                        -                  -                  -                   -
     Indexing (gain) loss                                              5                  1                (10)                  2
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                       1,842                554                741                  (2)
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                  10,619             15,533                884               8,865
Net realized gain distribution from Fund                               -                  -             33,402              32,160
Net change in unrealized appreciation (depreciation)
     on investment                                               (10,310)             8,698             41,670              32,578
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                        309             24,231             75,956              73,603
Net increase (decrease) in net assets resulting from
     operations                                          $         2,151    $        24,785    $        76,697     $        73,601
                                                        =================  =================  =================   =================

                        See Notes to Financial Statements

                                                      STATEMENTS OF OPERATIONS
                                               FOR THE PERIOD ENDED DECEMBER 31, 2004
                                                            (CONTINUED)


                                                                                                                    FEDERATED FUND
                                                                                                                       FOR U.S.
                                                         PHOENIX-SENECA    AIM V.I. CAPITAL   AIM V.I. PREMIER        GOVERNMENT
                                                         MID-CAP GROWTH       APPRECIATION        EQUITY             SECURITIES II
                                                           SUBACCOUNT          SUBACCOUNT       SUBACCOUNT            SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $             -    $             -    $           684     $        11,101
Expenses
     Mortality and expense fees                                        -                  -                  -                   -
     Indexing (gain) loss                                            (10)                 -                  2                   4
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                          10                  -                682              11,097
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                   1,564              8,169                743                (333)
Net realized gain distribution from Fund                               -                  -                  -               1,296
Net change in unrealized appreciation (depreciation)
     on investment                                                20,244              6,533              7,749              (2,323)
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                     21,808             14,702              8,492              (1,360)
Net increase (decrease) in net assets resulting from
     operations                                          $        21,818    $        14,702    $         9,174     $         9,737
                                                        =================  =================  =================   =================

                                                         FEDERATED HIGH
                                                          INCOME BOND
                                                            FUND II --                           VIP GROWTH
                                                         PRIMARY SHARES    VIP CONTRAFUND(R)    OPPORTUNITIES        VIP GROWTH
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $         2,784    $           999    $            82     $           149
Expenses
     Mortality and expense fees                                        -                  -                  -                   -
     Indexing (gain) loss                                              -                 (1)                 -                  (7)
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                       2,784              1,000                 82                 156
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                      50              1,952                 45               1,316
Net realized gain distribution from Fund                               -                  -                  -                   -
Net change in unrealized appreciation (depreciation)
     on investment                                                 9,154             65,492              1,637               8,904
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                      9,204             67,444              1,682              10,220
Net increase (decrease) in net assets resulting from
     operations                                          $        11,988    $        68,444    $         1,764     $        10,376
                                                        =================  =================  =================   =================

                                                                               TEMPLETON        SCUDDER VIT          SCUDDER VIT
                                                          MUTUAL SHARES         FOREIGN        EAFE(R) EQUITY         EQUITY 500
                                                            SECURITIES         SECURITIES          INDEX                INDEX
                                                            SUBACCOUNT         SUBACCOUNT        SUBACCOUNT           SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $         3,026    $           784    $           974     $         5,278
Expenses
     Mortality and expense fees                                        -                  -                  -                   -
     Indexing (gain) loss                                             (2)                (1)                 2                   3
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                       3,028                785                972               5,275
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                     286             25,533                560                (511)
Net realized gain distribution from Fund                               -                  -                  -                   -
Net change in unrealized appreciation (depreciation)
     on investment                                                43,255             (1,015)             8,373              68,404
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                     43,541             24,518              8,933              67,893
Net increase (decrease) in net assets resulting from
     operations                                          $        46,569    $        25,303    $         9,905     $        73,168
                                                        =================  =================  =================   =================

                        See Notes to Financial Statements

                                                      STATEMENTS OF OPERATIONS
                                               FOR THE PERIOD ENDED DECEMBER 31, 2004
                                                            (CONTINUED)

                                                                                 WANGER
                                                                              INTERNATIONAL          WANGER
                                                            TECHNOLOGY          SMALL CAP            SELECT
                                                            SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------
Investment income
     Distributions                                       $             -    $           890     $            -
Expenses
     Mortality and expense fees                                        -                  -                  -
     Indexing (gain) loss                                              -                 (1)                 -
                                                        -----------------  -----------------  -----------------
Net investment income (loss)                                           -                891                  -
                                                        -----------------  -----------------  -----------------
Net realized gain (loss) from share transactions                   9,438                632                472
Net realized gain distribution from Fund                               -                  -                 52
Net change in unrealized appreciation (depreciation)
     on investment                                                   579             35,443             14,110
                                                        -----------------  -----------------  -----------------
Net gain (loss) on investment                                     10,017             36,075             14,634
Net increase (decrease) in net assets resulting from
     operations                                          $        10,017    $        36,966    $        14,634
                                                        =================  =================  =================

























Footnotes for Statements of Operations
For the period ended December 31, 2004

(1) From inception date March 26, 2004 to December 31, 2004.


                        See Notes to Financial Statements

                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                               FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                                                                                      PHOENIX-
                                                                           PHOENIX-ALLIANCE/   PHOENIX-DUFF &         ENGEMANN
                                                          PHOENIX-AIM          BERNSTEIN         PHELPS REAL         SMALL-CAP
                                                            GROWTH           ENHANCED INDEX   ESTATE SECURITIES        GROWTH
                                                          SUBACCOUNT           SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                    $            47    $         1,604    $         5,306     $            2
         Net realized gain (loss) from share
            transactions                                             610                719             24,658              4,416
         Net change in unrealized appreciation
            (depreciation) on investment                           1,378              8,404             40,507             20,238
                                                        -----------------  -----------------  -----------------   ----------------
         Net increase (decrease) in net assets
            resulting from operations                              2,035             10,727             70,471             24,656
                                                        -----------------  -----------------  -----------------   ----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                     22,250             27,813            123,152            134,666
         Participant transfers                                   (45,073)           (20,071)           (68,809)           (17,314)
         Participant withdrawals                                    (100)              (232)                 -                (56)
                                                        -----------------  -----------------  -----------------   ----------------
         Net increase (decrease) in net assets
            resulting from participant transactions              (22,923)             7,510             54,343            117,296
                                                        -----------------  -----------------  -----------------   ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          (20,888)            18,237            124,814            141,952
NET ASSETS
     Beginning of period                                          71,140            106,884            157,743            122,909
                                                        -----------------  -----------------  -----------------   ----------------
     End of period                                       $        50,252    $       125,121    $       282,557     $      264,861
                                                        =================  =================  =================   ================


                                                            PHOENIX-                                                  PHOENIX-
                                                            ENGEMANN            PHOENIX-          PHOENIX-         GOODWIN MULTI-
                                                            STRATEGIC        ENGEMANN VALUE     GOODWIN MONEY       SECTOR FIXED
                                                           ALLOCATION            EQUITY            MARKET              INCOME
                                                           SUBACCOUNT          SUBACCOUNT        SUBACCOUNT         SUBACCOUNT(1)
                                                        -----------------  -----------------  -----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                    $        11,012    $         3,571    $         3,915     $        8,093
         Net realized gain (loss) from share
            transactions                                          12,917                168                  -             (2,231)
         Net change in unrealized appreciation
            (depreciation) on investment                           8,873             62,500                  -              1,058
                                                        -----------------  -----------------  -----------------   ----------------
         Net increase (decrease) in net assets
            resulting from operations                             32,802             66,239              3,915              6,920
                                                        -----------------  -----------------  -----------------   ----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                    169,125             71,648            143,971            111,666
         Participant transfers                                    (3,059)           461,649(b)         671,400             87,832(a)
         Participant withdrawals                                 (10,279)            (9,764)           (42,931)              (628)
                                                        -----------------  -----------------  -----------------   ----------------
         Net increase (decrease) in net assets
            resulting from participant transactions              155,787            523,533            772,440            198,870
                                                        -----------------  -----------------  -----------------   ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          188,589            589,772            776,355            205,790
NET ASSETS
     Beginning of period                                         312,114             63,126            160,252                  -
                                                        -----------------  -----------------  -----------------   ----------------
     End of period                                       $       500,703    $       652,898    $       936,607     $      205,790
                                                        =================  =================  =================   ================

                       See Notes to Financial Statements

                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                               FOR THE PERIOD ENDED DECEMBER 31, 2004
                                                             (CONTINUED)

                                                                                PHOENIX-
                                                                               NORTHERN        PHOENIX-SANFORD    PHOENIX-SANFORD
                                                            PHOENIX-          NASDAQ-100        BERNSTEIN MID-    BERNSTEIN SMALL-
                                                         NORTHERN DOW 30       INDEX(R)           CAP VALUE          CAP VALUE
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                    $         1,842    $           554    $           741     $            (2)
         Net realized gain (loss) from share
            transactions                                          10,619             15,533             34,286              41,025
         Net change in unrealized appreciation
            (depreciation) on investment                         (10,310)             8,698             41,670              32,578
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets
            resulting from operations                              2,151             24,785             76,697              73,601
                                                        -----------------  -----------------  -----------------   -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                     66,751             16,688            214,332             180,963
         Participant transfers                                  (163,323)             5,410              6,516            (230,289)
         Participant withdrawals                                    (779)              (120)           (18,641)             (2,522)
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets
            resulting from participant transactions              (97,351)            21,978            202,207             (51,848)
                                                        -----------------  -----------------  -----------------   -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          (95,200)            46,763            278,904              21,753
NET ASSETS
     Beginning of period                                         195,308             53,403            208,704             382,007
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $       100,108    $       100,166          $ 487,608     $       403,760
                                                        =================  =================  =================   =================

                                                                                                                    FEDERATED FUND
                                                                                                                       FOR U.S.
                                                         PHOENIX-SENECA    AIM V.I. CAPITAL   AIM V.I. PREMIER        GOVERNMENT
                                                         MID-CAP GROWTH       APPRECIATION        EQUITY             SECURITIES II
                                                           SUBACCOUNT          SUBACCOUNT       SUBACCOUNT            SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                    $            10    $             -    $           682     $        11,097
         Net realized gain (loss) from share
            transactions                                           1,564              8,169                743                 963
         Net change in unrealized appreciation
            (depreciation) on investment                          20,244              6,533              7,749              (2,323)
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets
            resulting from operations                             21,818             14,702              9,174               9,737
                                                         -----------------  -----------------  -----------------   -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                    128,544             16,688             38,938             204,970
         Participant transfers                                     7,175             15,941            (21,838)            (23,448)
         Participant withdrawals                                 (10,395)              (156)              (343)            (14,848)
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets
            resulting from participant transactions              125,324             32,473             16,757             166,674
                                                        -----------------  -----------------  -----------------   -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          147,142             47,175             25,931             176,411
NET ASSETS
     Beginning of period                                         143,302             53,332            124,585             149,476
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $       290,444    $       100,507    $       150,516     $       325,887
                                                        =================  =================  =================   =================

                       See Notes to Financial Statements

                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                               FOR THE PERIOD ENDED DECEMBER 31, 2004
                                                             (CONTINUED)


                                                         FEDERATED HIGH
                                                          INCOME BOND
                                                            FUND II --                           VIP GROWTH
                                                         PRIMARY SHARES    VIP CONTRAFUND(R)    OPPORTUNITIES        VIP GROWTH
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                    $         2,784    $         1,000    $            82     $           156
         Net realized gain (loss) from share
            transactions                                              50              1,952                 45               1,316
         Net change in unrealized appreciation
            (depreciation) on investment                           9,154             65,492              1,637               8,904
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets
            resulting from operations                             11,988             68,444              1,764              10,376
                                                        -----------------  -----------------  -----------------   -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                     47,426            119,749                  -             120,182
         Participant transfers                                   102,312             88,214              5,512              78,793
         Participant withdrawals                                  (5,541)            (7,436)               (63)            (11,205)
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets
            resulting from participant transactions              144,197            200,527              5,449             187,770
                                                        -----------------  -----------------  -----------------   -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          156,185            268,971              7,213             198,146
NET ASSETS
     Beginning of period                                          24,496            286,598             17,797              74,253
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $       180,681    $       555,569    $        25,010     $       272,399
                                                        =================  =================  =================   =================

                                                                                TEMPLETON        SCUDDER VIT         SCUDDER VIT
                                                          MUTUAL SHARES          FOREIGN        EAFE(R) EQUITY        EQUITY 500
                                                            SECURITIES          SECURITIES          INDEX               INDEX
                                                            SUBACCOUNT          SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                    $         3,028    $           785    $           972     $         5,275
         Net realized gain (loss) from share
            transactions                                             286             25,533                560                (511)
         Net change in unrealized appreciation
            (depreciation) on investment                          43,255             (1,015)             8,373              68,404
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets
            resulting from operations                             46,569             25,303              9,905              73,168
                                                        -----------------  -----------------  -----------------   -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                    121,873             61,188             32,363             405,146
         Participant transfers                                         -           (174,124)            (3,941)             23,786
         Participant withdrawals                                  (8,609)                 -             (2,981)            (10,994)
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets
            resulting from participant transactions              113,264           (112,936)            25,441             417,938
                                                        -----------------  -----------------  -----------------   -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          159,833            (87,633)            35,346             491,106
NET ASSETS
     Beginning of period                                         264,130            215,296             26,095             373,145
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $       423,963    $       127,663    $        61,441     $       864,251
                                                        =================  =================  =================   =================

                       See Notes to Financial Statements

                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                               FOR THE PERIOD ENDED DECEMBER 31, 2004
                                                             (CONTINUED)

                                                                                 WANGER
                                                                              INTERNATIONAL          WANGER
                                                            TECHNOLOGY          SMALL CAP            SELECT
                                                            SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                    $             -    $           891    $             -
         Net realized gain (loss) from share
            transactions                                           9,438                632                524
         Net change in unrealized appreciation
            (depreciation) on investment                             579             35,443             14,110
                                                         -----------------  -----------------  -----------------
         Net increase (decrease) in net assets
            resulting from operations                             10,017             36,966             14,634
                                                        -----------------  -----------------  -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                      5,562             56,738             16,688
         Participant transfers                                    (7,978)            (6,490)            16,913
         Participant withdrawals                                       -             (4,907)               (95)
                                                        -----------------  -----------------  -----------------
         Net increase (decrease) in net assets
            resulting from participant transactions               (2,416)            45,341             33,506
                                                        -----------------  -----------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            7,601             82,307             48,140
NET ASSETS
     Beginning of period                                          17,804             84,805             53,139
                                                        -----------------  -----------------  -----------------
     End of period                                       $        25,405    $       167,112    $       101,279
                                                        =================  =================  =================












Footnotes for Statements of Changes in Net Assets
For the period ended December 31, 2004

(1) From inception date March 26, 2004 to December 31, 2004.
(a) Participant transfers include net assets transferred in from Janus Flexible
    Income on April 16, 2004.
(b) Participant transfers include net assets transferred in from MFS Value on September 24, 2004.



                       See Notes to Financial Statements


                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                               FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                                                               PHOENIX-
                                                     PHOENIX-ALLIANCE/     PHOENIX-DUFF &    ENGEMANN SMALL       PHOENIX-
                                                         BERNSTEIN           PHELPS REAL        & MID-CAP      GOODWIN MONEY
                                                      ENHANCED INDEX     ESTATE SECURITIES       GROWTH            MARKET
                                                        SUBACCOUNT           SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                    -----------------    -----------------   --------------   ---------------
FROM OPERATIONS
   Net investment income (loss)                     $             736    $           3,783   $            1   $         4,868
   Net realized gain (loss)                                       797                6,362              886                 -
   Net change in unrealized appreciation
      (depreciation) on investments                            12,619               25,634           27,196                 -
                                                    -----------------    -----------------   --------------   ---------------
   Net increase (decrease) resulting
      from operations                                          14,152               35,779           28,083             4,868
                                                    -----------------    -----------------   --------------   ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                        35,887               66,443           47,902           800,514
   Participant transfers                                        7,536               (2,299)           7,255        (1,181,170)
   Participant withdrawals                                          -                    -                -           (72,694)
                                                    -----------------    -----------------   --------------   ---------------
   Net increase (decrease) in net assets resulting
      from participant transactions
                                                               43,423               64,144           55,157          (453,350)
                                                    -----------------    -----------------   --------------   ---------------
   Net increase (decrease) in net assets                       57,575               99,923           83,240          (448,482)

NET ASSETS
   Beginning of period                                         49,309               57,820           39,669           608,734
                                                    -----------------    -----------------   --------------   ---------------
   End of period                                    $         106,884    $         157,743   $      122,909   $       160,252
                                                    =================    =================   ==============   ===============

                                                                            PHOENIX-MFS
                                                      PHOENIX-JANUS      INVESTORS GROWTH      PHOENIX-MFS        PHOENIX-
                                                     FLEXIBLE INCOME          STOCK               VALUE       NORTHERN DOW 30
                                                        SUBACCOUNT          SUBACCOUNT        SUBACCOUNT(1)      SUBACCOUNT
                                                    -----------------    -----------------   --------------   ---------------
FROM OPERATIONS
   Net investment income (loss)                     $           8,943    $               -   $        3,517   $         1,988
   Net realized gain (loss)                                     9,595                  141              177             1,989
   Net change in unrealized appreciation
      (depreciation) on investments                            (1,528)               7,613           43,210            28,422
                                                    -----------------    -----------------   --------------   ---------------
   Net increase (decrease) resulting
      from operations                                          17,010                7,754           46,904            32,399
                                                    -----------------    -----------------   --------------   ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                       133,416               28,646                -            86,054
   Participant transfers                                     (187,049)               2,123++        283,197            19,047
   Participant withdrawals                                     (8,217)                   -           (4,849)                -
                                                    -----------------    -----------------   --------------   ---------------
   Net increase (decrease) in net assets resulting
      from participant transactions                           (61,850)              30,769          278,348           105,101
                                                    -----------------    -----------------   --------------   ---------------
   Net increase (decrease) in net assets                      (44,840)              38,523          325,252           137,500

NET ASSETS
   Beginning of period                                        321,778               32,617                -            57,808
                                                    -----------------    -----------------   --------------   ---------------
   End of period                                    $         276,938    $          71,140   $      325,252   $       195,308
                                                    =================    =================   ==============   ===============

                        See Notes to Financial Statements

                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                               FOR THE PERIOD ENDED DECEMBER 31, 2003
                                                             (CONTINUED)

                                                             PHOENIX-          PHOENIX-
                                                             NORTHERN          OAKHURST           PHOENIX-        PHOENIX-SANFORD
                                                            NASDAQ-100         STRATEGIC       OAKHURST VALUE      BERNSTEIN MID-
                                                             INDEX(R)         ALLOCATION           EQUITY            CAP VALUE
                                                            SUBACCOUNT        SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                         ----------------   ---------------   -----------------   -----------------
FROM OPERATIONS
   Net investment income (loss)                          $              -   $         5,082   $             294   $             324
   Net realized gain (loss)                                           631             1,493                (525)              6,918
   Net change in unrealized appreciation (depreciation)
      on investments                                               10,066            28,774               8,528              35,781
                                                         ----------------   ---------------   -----------------   -----------------
   Net increase (decrease) resulting from operations               10,697            35,349               8,297              43,023
                                                         ----------------   ---------------   -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                            21,523           111,294              23,634              39,363
   Participant transfers                                           (2,770)           12,829              18,733             110,889
   Participant withdrawals                                              -            (7,315)             (4,444)             (8,747)
                                                         ----------------   ---------------   -----------------   -----------------
   Net increase (decrease) in net assets resulting
      from participant transactions                                18,753           116,808              37,923             141,505
                                                         ----------------   ---------------   -----------------   -----------------
   Net increase (decrease) in net assets                           29,450           152,157              46,220             184,528

NET ASSETS
   Beginning of period                                             23,953           159,957              16,906              24,176
                                                         ----------------   ---------------   -----------------   -----------------
   End of period                                         $         53,403   $       312,114   $          63,126   $         208,704
                                                         ================   ===============   =================   =================

                                                         PHOENIX-SANFORD
                                                         BERNSTEIN SMALL-    PHOENIX-SENECA    AIM V.I. CAPITAL    AIM V.I. PREMIER
                                                             CAP VALUE       MID-CAP GROWTH      APPRECIATION           EQUITY
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                         ----------------   ---------------   -----------------   -----------------
FROM OPERATIONS
   Net investment income (loss)                          $              -   $            (1)  $               -   $             342
   Net realized gain (loss)                                         7,721            (1,167)                134                 414
   Net change in unrealized appreciation (depreciation)
      on investments                                               78,587            16,978               6,357              16,531
                                                         ----------------   ---------------   -----------------   -----------------
   Net increase (decrease) resulting from operations               86,308            15,810               6,491              17,287
                                                         ----------------   ---------------   -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                           151,539            29,268              21,512              50,258
   Participant transfers                                           52,409            83,429              17,095              (8,610)
   Participant withdrawals                                              -            (6,697)                  -                   -
                                                         ----------------   ---------------   -----------------   -----------------
   Net increase (decrease) in net assets resulting
      from participant transactions                               203,948           106,000              38,607              41,648
                                                         ----------------   ---------------   -----------------   -----------------
   Net increase (decrease) in net assets                          290,256           121,810              45,098              58,935

NET ASSETS
   Beginning of period                                             91,751            21,492               8,234              65,650
                                                         ----------------   ---------------   -----------------   -----------------
   End of period                                         $        382,007   $       143,302   $          53,332   $         124,585
                                                         ================   ===============   =================   =================

                        See Notes to Financial Statements

                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                               FOR THE PERIOD ENDED DECEMBER 31, 2003
                                                             (CONTINUED)

                                                          FEDERATED FUND    FEDERATED HIGH
                                                             FOR U.S.        INCOME BOND
                                                            GOVERNMENT        FUND II --                           VIP GROWTH
                                                          SECURITIES II     PRIMARY SHARES   VIP CONTRAFUND(R)    OPPORTUNITIES
                                                            SUBACCOUNT        SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                                         ---------------   ---------------   -----------------   --------------
FROM OPERATIONS
   Net investment income (loss)                          $         4,677   $           463   $             133   $           56
   Net realized gain (loss)                                          275                (9)                124            1,105
   Net change in unrealized appreciation (depreciation)
      on investments                                              (1,980)            1,566              40,051              398
                                                         ---------------   ---------------   -----------------   --------------
   Net increase (decrease) resulting from operations               2,972             2,020              40,308            1,559
                                                         ---------------   ---------------   -----------------   --------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                          103,002             7,630              28,303                -
   Participant transfers                                         (33,091)           10,192             195,488             (132)
   Participant withdrawals                                       (16,236)           (1,420)             (2,819)               -
                                                         ---------------   ---------------   -----------------   --------------
   Net increase (decrease) in net assets resulting
      from participant transactions                               53,675            16,402             220,972             (132)
                                                         ---------------   ---------------   -----------------   --------------
   Net increase (decrease) in net assets                          56,647            18,422             261,280            1,427

NET ASSETS
   Beginning of period                                            92,829             6,074              25,318           16,370
                                                         ---------------   ---------------   -----------------   --------------
   End of period                                         $       149,476   $        24,496   $         286,598   $       17,797
                                                         ===============   ===============   =================   ==============

                                                                                                TEMPLETON         SCUDDER VIT
                                                                            MUTUAL SHARES        FOREIGN         EAFE(R) EQUITY
                                                            VIP GROWTH       SECURITIES         SECURITIES           INDEX
                                                            SUBACCOUNT      SUBACCOUNT(1)       SUBACCOUNT         SUBACCOUNT
                                                         ---------------   ---------------   -----------------   --------------
FROM OPERATIONS
   Net investment income (loss)                          $            59   $             1   $           1,756   $          512
   Net realized gain (loss)                                       (1,513)              215                 439               93
   Net change in unrealized appreciation (depreciation)
      on investments                                              15,267            31,930              34,768            5,155
                                                         ---------------   ---------------   -----------------   --------------
   Net increase (decrease) resulting from operations              13,813            32,146              36,963            5,760
                                                         ---------------   ---------------   -----------------   --------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                           31,538                 -              78,677           11,269
   Participant transfers                                           7,344           235,997              74,564             (146)
   Participant withdrawals                                        (6,264)           (4,013)                  -           (2,299)
                                                         ---------------   ---------------   -----------------   --------------
   Net increase (decrease) in net assets resulting
      from participant transactions                               32,618           231,984             153,241            8,824
                                                         ---------------   ---------------   -----------------   --------------
   Net increase (decrease) in net assets                          46,431           264,130             190,204           14,584

NET ASSETS
   Beginning of period                                            27,822                 -              25,092           11,511
                                                         ---------------   ---------------   -----------------   --------------
   End of period                                         $        74,253   $       264,130   $         215,296   $       26,095
                                                         ===============   ===============   =================   ==============

                        See Notes to Financial Statements

                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                               FOR THE PERIOD ENDED DECEMBER 31, 2003
                                                             (CONTINUED)

                                                                                                WANGER
                                                             SCUDDER VIT                     INTERNATIONAL
                                                          EQUITY 500 INDEX    TECHNOLOGY       SMALL CAP      WANGER TWENTY
                                                             SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                          ----------------   ------------    --------------   --------------
FROM OPERATIONS
   Net investment income (loss)                           $            621   $          -    $           42   $            3
   Net realized gain (loss)                                            161         (7,340)              575              324
   Net change in unrealized appreciation (depreciation)
      on investments                                                47,117         13,504            19,985            7,721
                                                          ----------------   ------------    --------------   --------------
   Net increase (decrease) resulting from operations                47,899          6,164            20,602            8,048
                                                          ----------------   ------------    --------------   --------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                             53,801         15,207            11,269           21,227
   Participant transfers                                           229,123        (27,174)           44,044           (1,333)
   Participant withdrawals                                          (3,908)            (4)           (3,281)             (46)
                                                          ----------------   ------------    --------------   --------------
   Net increase (decrease) in net assets resulting
      from participant transactions                                279,016        (11,971)           52,032           19,848
                                                          ----------------   ------------    --------------   --------------
   Net increase (decrease) in net assets                           326,915         (5,807)           72,634           27,896

NET ASSETS
   Beginning of period                                              46,230         23,611            12,171           25,243
                                                          ----------------   ------------    --------------   --------------
   End of period                                          $        373,145   $     17,804    $       84,805   $       53,139
                                                          ================   ============    ==============   ==============

++ Participant transfers include net assets transferred in from MFS Investors Growth and Van Kampen Focus Equity on
   February 14, 2003.

Footnotes for Statements of Changes in Net Asset
For the period ended December 31, 2003

(1) From inception July 21, 2003 to December 31, 2003.

                        See Notes to Financial Statements

                              EXECUTIVE BENEFIT-VUL
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION

   The Phoenix Life Variable Universal Life Account (the "Account"), is a separate investment account of Phoenix Life Insurance Company ("Phoenix"). Phoenix is a wholly-owned subsidiary of The Phoenix Companies, Inc. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established June 17, 1985. The Account is used to fund benefits for variable life products issued by Phoenix, including Executive Benefit-VUL (the "Product"). These financial statements are presented for the Product.

   The Account currently consists of 50 subaccounts that invest in shares of a specific series of a mutual fund. The mutual funds include The Phoenix Edge Series Fund, AIM Variable Insurance Funds, The Alger American Fund, Federated Insurance Series, Fidelity(R) Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, The Rydex Variable Trust, Scudder Investments VIT Funds, The Universal Institutional Funds, Inc. and Wanger Advisors Trust (collectively, the "Funds"). As of December 31, 2004, all subaccounts were available for investment.

   Each series has distinct investment objectives as outlined below. Additionally, policyholders also may direct the allocation of their investments between the Account and the Guaranteed Interest Account.

   The investment objectives as listed below are consistent with the investment objectives as listed in The Phoenix Edge Series annual report. The investment objectives for all of the Funds can also be found in the various Funds' prospectuses.

------------------------------------------------------------------------------------------------------------------------
                     SERIES NAME                                             INVESTMENT OBJECTIVE
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Aberdeen International Series                   High total return consistent with reasonable risk
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-AIM Growth Series                               Long-term growth of capital and future income rather than
(formerly, Phoenix-MFS Investors Growth Stock Series)   current income
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series
(formerly, Phoenix-State Street Research Small-Cap      Long-term capital growth
Growth Series)
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index Series        High total return
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series     Capital appreciation and income with approximately equal
                                                        emphasis
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                  Intermediate and long-term growth of capital appreciation with income as a secondary consideration
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Engemann Growth and Income Series               Dividend growth, current income and capital appreciation
(formerly, Phoenix-Oakhurst Growth and Income Series)
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series
(formerly, Phoenix-Engemann Small & Mid-Cap Growth      Long-term growth of capital
Series)
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series            High total return over an extended period of time consistent
(formerly, Phoenix-Oakhurst Strategic Allocation        with prudent investment risk
Series)
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Engemann Value Equity Series                    Long-term capital appreciation with current income as a
(formerly, Phoenix-Oakhurst Value Equity Series)        secondary consideration
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Goodwin Money Market Series                     As high a level of current income as is consistent with the preservation of capital and maintenance of liquidity
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series        Long-term total return
------------------------------------------------------- ----------------------------------------------------------------
                                                        To provide high current income while attempting to limit
Phoenix-Goodwin Multi-Sector Short Term Bond Series     changes in the series' net asset value per share caused by interest rate changes
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series                   Long-term capital appreciation with dividend income as a
                                                        secondary consideration
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value Series            Long-term capital appreciation with dividend income as a
                                                        secondary consideration
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Lazard International Equity Select Series       Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Lazard Small-Cap Value Series                   Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture Series               High current income and long-term capital appreciation to
                                                        produce a high total return
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value Series              Capital appreciation with income as a secondary consideration
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value Series                Capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Northern Dow 30 Series                          To track the total return of the Dow Jones Industrial
                                                        Average(SM) before series expenses
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series             To track the total return of the Nasdaq-100 Index(R) before series expenses
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series          Long-term capital appreciation with current income as a
                                                        secondary investment objective
------------------------------------------------------- ----------------------------------------------------------------
                                                        Long-term capital appreciation by investing primarily in
Phoenix-Sanford Bernstein Small-Cap Value Series        small-capitalization stocks that appear to be undervalued with current income as a secondary investment objective
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                    Capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                   Long-term capital appreciation
------------------------------------------------------------------------------------------------------------------------

                              EXECUTIVE BENEFIT-VUL
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

------------------------------------------------------------------------------------------------------------------------
                     SERIES NAME                                             INVESTMENT OBJECTIVE
------------------------------------------------------- ----------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                      Growth of capital
------------------------------------------------------- ----------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund                       Long-term growth of capital
------------------------------------------------------- ----------------------------------------------------------------
AIM V.I. Premier Equity Fund                            Long-term growth of capital with income as a secondary
                                                        objective
------------------------------------------------------ ----------------------------------------------------------------
Alger American Leveraged AllCap Portfolio               Long-term capital appreciation
------------------------------------------------------ ----------------------------------------------------------------
Federated Fund for U.S. Government Securities II        Current income by investing primarily in a diversified
                                                        portfolio or U.S. government securities
------------------------------------------------------- ----------------------------------------------------------------
Federated High Income Bond Fund II                      High current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities
------------------------------------------------------- ----------------------------------------------------------------
VIP Contrafund(R) Portfolio                             Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
VIP Growth Opportunities Portfolio                      Capital growth
------------------------------------------------------- ----------------------------------------------------------------
VIP Growth Portfolio                                    Capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Mutual Shares Securities Fund                           Capital appreciation with income as a secondary goal
------------------------------------------------------- ----------------------------------------------------------------
Templeton Foreign Securities Fund                       Long-term capital growth
------------------------------------------------------- ----------------------------------------------------------------
Templeton Growth Securities Fund                        Long-term capital growth
------------------------------------------------------- ----------------------------------------------------------------
                                                        To provide investment results that will inversely correlate to the price movements of a benchmark for U.S. Treasury debt
Rydex Variable Trust Juno Fund                          instruments or futures contract on a specified debt
                                                        instrument. The Fund's current benchmark is the inverse of the daily price movement of the Long Treasury Bond.
------------------------------------------------------- ----------------------------------------------------------------
                                                        To provide investment results that match the performance of a
Rydex Variable Trust Nova Fund                          specific benchmark on a daily basis. The Fund's current
                                                        benchmark is 150% of the performance of the S&P 500(R) Index
                                                        (the "underlying index").
------------------------------------------------------- ----------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund               Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
                                                        Match the performance of the Morgan Stanley Capital
Scudder VIT EAFE(R) Equity Index Fund                   International EAFE(R) Index which emphasizes stocks of
                                                        companies in major markets in Europe, Australasia and the Far
                                                        East
------------------------------------------------------- ----------------------------------------------------------------
                                                        Match the performance of the Standard & Poor's 500 Composite
Scudder VIT Equity 500 Index Fund                       Stock Price Index which emphasizes stocks of large U.S.
                                                        companies
------------------------------------------------------- ----------------------------------------------------------------
Technology Portfolio                                    Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Wanger International Select                             Long-term growth of capital
(formerly, Wanger Foreign Forty)
------------------------------------------------------- ----------------------------------------------------------------
Wanger International Small Cap                          Long-term growth of capital
------------------------------------------------------- ----------------------------------------------------------------
Wanger Select                                           Long-term growth of capital
(formerly, Wanger Twenty)
------------------------------------------------------- ----------------------------------------------------------------
Wanger U.S. Smaller Companies                           Long-term growth of capital
------------------------------------------------------------------------------------------------------------------------

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

   A. VALUATION OF INVESTMENTS: Investments are made exclusively in the Funds and are valued at the net asset values per share of the respective series.

   B. INVESTMENT TRANSACTIONS AND RELATED INCOME: Investment transactions are recorded on the trade date. Realized gains and losses include capital gain distributions from the Funds as well as gains and losses on sales of shares in the Funds determined on the LIFO (last in, first out) basis.

   C. INCOME TAXES: The Account is not a separate entity from PHL Variable and under current federal income tax law, income arising from the Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal taxes is required.

   D. DISTRIBUTIONS: Distributions from the Funds are recorded by each subaccount on the ex-dividend date.

   E. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosure of contingent assets and liabilities, revenues and expenses. Actual results could differ from those estimates.

   F. CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD: As of December 31, 2004, there were no contracts in the payout (annuitization) period.

                                                        EXECUTIVE BENEFIT-VUL
                                            PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                                                    NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND PROCEEDS FROM SALES OF SHARES OF THE FUNDS
    Purchases and proceeds from sales of shares of the Funds for the period ended December 31, 2004 aggregated the following:

SUBACCOUNT                                                                 PURCHASES                              SALES
----------                                                                 ---------                              -----
THE PHOENIX EDGE SERIES FUND
----------------------------
      Phoenix-AIM Growth Series                                         $           42,201                    $          65,077
      Phoenix-Alliance/Bernstein Enhanced Index Series                              31,392                               22,278
      Phoenix-Duff & Phelps Real Estate Securities Series                          228,094                              146,075
      Phoenix-Engemann Small-Cap Growth Series                                     275,434                              158,136
      Phoenix-Engemann Strategic Allocation Series                                 280,421                              101,015
      Phoenix-Engemann Value Equity Series                                         555,136                               28,032
      Phoenix-Goodwin Money Market Series                                        1,145,898                              369,543
      Phoenix-Goodwin Multi-Sector Fixed Income Series                             496,772                              289,809
      Phoenix-Northern Dow 30 Series                                               159,343                              254,852
      Phoenix-Northern Nasdaq-100 Index(R) Series                                  203,652                              181,120
      Phoenix-Sanford Bernstein Mid-Cap Value Series                               300,207                               63,857
      Phoenix-Sanford Bernstein Small-Cap Value Series                             249,345                              269,035
      Phoenix-Seneca Mid-Cap Growth Series                                         146,347                               21,013

                                                        EXECUTIVE BENEFIT-VUL
                                            PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                                                    NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND PROCEEDS FROM SALES OF SHARES OF THE FUNDS (CONTINUED)

SUBACCOUNT                                                                 PURCHASES                              SALES
----------                                                                 ---------                              -----
AIM VARIABLE INSURANCE FUNDS -- SERIES I SHARES
-----------------------------------------------
      AIM V.I. Capital Appreciation Fund                                $          136,584                    $         104,111
      AIM V.I. Premier Equity Fund                                                  44,640                               27,201

FEDERATED INSURANCE SERIES
--------------------------
      Federated Fund for U.S. Government Securities II                             310,893                              131,826
      Federated High Income Bond Fund II -- Primary Shares                         154,048                                7,067

FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- SERVICE CLASS
--------------------------------------------------------
      VIP Contrafund(R) Portfolio                                                  213,990                               12,463
      VIP Growth Opportunities Portfolio                                             6,482                                  951
      VIP Growth Portfolio                                                         212,572                               24,646

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 2
---------------------------------------------------------------
      Mutual Shares Securities Fund                                                124,901                                8,609
      Templeton Foreign Securities Fund                                            120,380                              232,531

SCUDDER INVESTMENT VIT FUNDS -- CLASS A
---------------------------------------
      Scudder VIT EAFE(R) Equity Index Fund                                         51,221                               24,808
      Scudder VIT Equity 500 Index Fund                                            461,723                               38,510

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -- CLASS I SHARES
---------------------------------------------------------
      Technology Portfolio                                                          79,936                               82,352

WANGER ADVISORS TRUST
---------------------
      Wanger International Small Cap                                                75,142                               28,910
      Wanger Select                                                                 41,153                                7,595

                                                        EXECUTIVE BENEFIT-VUL
                                            PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                                                    NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS
     A summary of Financial Highlights of the Account for the periods ended December 31, 2004, 2003, 2002 and 2001 follows:

                                                                                      PERIOD ENDED
                                                                                      DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
THE PHOENIX EDGE SERIES FUND
----------------------------
     PHOENIX-AIM GROWTH SERIES(1)
     Accumulation units outstanding                                 66,766           98,499            54,566           39,402
     Unit value                                                  $0.752649        $0.722244         $0.597766        $0.840027
     Net assets (thousands)                                            $50              $71               $33              $33
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         0.07%                -                 -                - *
     Total return                                                    4.21%           20.82%           (28.84%)         (16.00%)


     PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES(1)
     Accumulation units outstanding                                125,721          117,960            68,693           13,968
     Unit value                                                  $0.995233        $0.906109         $0.717830        $0.940599
     Net assets (thousands)                                           $125             $107               $49              $13
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         1.57%            1.38%             1.08%            0.83% *
     Total return                                                    9.84%           26.23%           (23.68%)          (5.94%)


     PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES(4)
     Accumulation units outstanding                                130,398           98,052            49,694                -
     Unit value                                                  $2.166879        $1.608773         $1.163530                -
     Net assets (thousands)                                           $283             $158               $58                -
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         2.50%            3.68%             4.64% *              -
     Total return                                                   34.69%           38.27%             2.11%                -


     PHOENIX-ENGEMANN SMALL-CAP GROWTH SERIES(1)
     Accumulation units outstanding                                255,157          129,887            61,384                -
     Unit value                                                  $1.038033        $0.946286         $0.646279                -
     Net assets (thousands)                                           $265             $123               $40                -
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                             -                -                 - *              -
     Total return                                                    9.70%           46.42%           (21.88%)               -


     PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES(1)
     Accumulation units outstanding                                429,262          287,540           176,648            6,253
     Unit value                                                  $1.166426        $1.085462         $0.905520        $1.024078
     Net assets (thousands)                                           $501             $312              $160               $6
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         2.75%            2.85%             2.95%            2.53% *
     Total return                                                    7.46%           19.87%           (11.58%)           2.41%

                                                        EXECUTIVE BENEFIT-VUL
                                            PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                                                    NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                      PERIOD ENDED
                                                                                      DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
     PHOENIX-ENGEMANN VALUE EQUITY SERIES(1)
     Accumulation units outstanding                                672,292           73,396            24,349           74,210
     Unit value                                                  $0.971153        $0.860079         $0.694316        $0.889364
     Net assets (thousands)                                           $653              $63               $17              $66
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         1.53%            0.87%             0.56%            1.44% *
     Total return                                                   12.91%           23.87%           (21.93%)         (11.06%)


     PHOENIX-GOODWIN MONEY MARKET SERIES(1)
     Accumulation units outstanding                                891,224          153,696           587,896          581,057
     Unit value                                                  $1.050922        $1.042659         $1.035566        $1.021058
     Net assets (thousands)                                           $937             $160              $609             $593
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         0.93%            0.74%             1.41%            2.10% *
     Total return                                                    0.79%            0.68%             1.42%            2.11%


     PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES(7)
     Accumulation units outstanding                                148,519                -                 -                -
     Unit value                                                  $1.385611                -                 -                -
     Net assets (thousands)                                           $206                -                 -                -
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         5.80% *              -                 -                -
     Total return                                                    4.83%                -                 -                -


     PHOENIX-NORTHERN DOW 30 SERIES(1)
     Accumulation units outstanding                                 93,405          190,741            71,925           49,099
     Unit value                                                  $1.071763        $1.023943         $0.803706        $0.951122
     Net assets (thousands)                                           $100             $195               $58              $47
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         1.12%            1.95%             1.57%            2.74% *
     Total return                                                    4.67%           27.40%           (15.50%)          (4.89%)


     PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES(1)
     Accumulation units outstanding                                113,298           66,468            44,376            7,881
     Unit value                                                  $0.884097        $0.803437         $0.539772        $0.864707
     Net assets (thousands)                                           $100              $53               $24               $7
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         0.59%                -                 -                - *
     Total return                                                   10.04%           48.85%           (37.58%)         (13.53%)

                                                        EXECUTIVE BENEFIT-VUL
                                            PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                                                    NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                      PERIOD ENDED
                                                                                      DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
     PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES(1)
     Accumulation units outstanding                                269,142          138,704            22,651           11,847
     Unit value                                                  $1.811714        $1.504670         $1.067346        $1.167120
     Net assets (thousands)                                           $488             $209               $24              $14
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         0.19%            0.34%             0.97%            1.60% *
     Total return                                                   20.41%           40.97%            (8.55%)          16.71%


     PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES(3)
     Accumulation units outstanding                                234,913          272,652            94,208                -
     Unit value                                                  $1.718767        $1.401075         $0.973920                -
     Net assets (thousands)                                           $404             $382               $92                -
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                             -                -             0.70% *              -
     Total return                                                   22.67%           43.86%           (16.25%)               -


     PHOENIX-SENECA MID-CAP GROWTH SERIES(1)
     Accumulation units outstanding                                378,375          199,236            38,496           95,189
     Unit value                                                  $0.767609        $0.719257         $0.558292        $0.827083
     Net assets (thousands)                                           $290             $143               $21              $79
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                             -                -                 -                - *
     Total return                                                    6.72%           28.83%           (32.50%)         (17.29%)


AIM VARIABLE INSURANCE FUNDS -- SERIES I SHARES
-----------------------------------------------
     AIM V.I. CAPITAL APPRECIATION FUND(3)
     Accumulation units outstanding                                103,281           58,436            11,685                -
     Unit value                                                  $0.973133        $0.912653         $0.704648                -
     Net assets (thousands)                                           $101              $53                $8                -
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                             -                -                 - *              -
     Total return                                                    6.63%           29.52%           (24.08%)               -


     AIM V.I. PREMIER EQUITY FUND(3)
     Accumulation units outstanding                                172,631          151,136            99,616                -
     Unit value                                                  $0.871898        $0.824319         $0.659033                -
     Net assets (thousands)                                           $151             $125               $66                -
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         0.52%            0.48%             0.68% *              -
     Total return                                                    5.77%           25.08%           (28.26%)               -

                                                        EXECUTIVE BENEFIT-VUL
                                            PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                                                    NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                      PERIOD ENDED
                                                                                      DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
FEDERATED INSURANCE SERIES
--------------------------
     FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II(1)
     Accumulation units outstanding                                271,910          129,220            82,148           83,032
     Unit value                                                  $1.198510        $1.156757         $1.130020        $1.036267
     Net assets (thousands)                                           $326             $149               $93              $86
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         4.31%            3.41%             5.43%                - *
     Total return                                                    3.61%            2.37%             9.05%            1.51%


     FEDERATED HIGH INCOME BOND FUND II -- PRIMARY SHARES(1)
     Accumulation units outstanding                                133,374           19,973             6,053           19,255
     Unit value                                                  $1.354694        $1.226413         $1.003480        $0.989742
     Net assets (thousands)                                           $181              $24                $6              $19
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         2.88%            4.49%            13.31%                - *
     Total return                                                   10.46%           22.22%             1.39%           (1.03%)


FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- SERVICE CLASS
--------------------------------------------------------
     VIP CONTRAFUND(R) PORTFOLIO(1)
     Accumulation units outstanding                                423,208          251,807            28,551            6,634
     Unit value                                                  $1.312755        $1.138163         $0.886750        $0.979013
     Net assets (thousands)                                           $556             $287               $25               $6
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         0.23%            0.10%             0.24%                - *
     Total return                                                   15.34%           28.35%            (9.42%)          (2.10%)


     VIP GROWTH OPPORTUNITIES PORTFOLIO(1)
     Accumulation units outstanding                                 24,342           18,543            22,117            6,910
     Unit value                                                  $1.027471        $0.959728         $0.740182        $0.947931
     Net assets (thousands)                                            $25              $18               $16               $7
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         0.43%            1.04%             0.38%                - *
     Total return                                                    7.06%           29.66%           (21.92%)          (5.21%)


     VIP GROWTH PORTFOLIO(1)
     Accumulation units outstanding                                310,963           87,531            43,548           21,734
     Unit value                                                  $0.875988        $0.848298         $0.638864        $0.947931
     Net assets (thousands)                                           $272              $74               $28              $20
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         0.08%            0.13%             0.10%                - *
     Total return                                                    3.26%           32.78%           (30.20%)          (8.47%)

                                                        EXECUTIVE BENEFIT-VUL
                                            PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                                                    NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                      PERIOD ENDED
                                                                                      DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 2
---------------------------------------------------------------
     MUTUAL SHARES SECURITIES FUND(6)
     Accumulation units outstanding                                347,136          243,585                 -                -
     Unit value                                                  $1.221318        $1.084341                 -                -
     Net assets (thousands)                                           $424             $264                 -                -
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         0.79%                - *               -                -
     Total return                                                   12.63%           13.75%                 -                -


     TEMPLETON FOREIGN SECURITIES FUND(2)
     Accumulation units outstanding                                108,637          217,156            33,462           14,197
     Unit value                                                  $1.175136        $0.991436         $0.749886        $0.920785
     Net assets (thousands)                                           $128             $215               $25              $13
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         0.56%            1.85%             1.80%                - *
     Total return                                                   18.53%           32.21%           (18.56%)          (6.97%)


SCUDDER INVESTMENT VIT FUNDS -- CLASS A
---------------------------------------
     SCUDDER VIT EAFE(R) EQUITY INDEX FUND(1)
     Accumulation units outstanding                                 58,885           29,778            17,517           30,378
     Unit value                                                  $1.043417        $0.876334         $0.657152        $0.838164
     Net assets (thousands)                                            $61              $26               $12              $25
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         2.08%            3.14%             1.01%                - *
     Total return                                                   19.07%           33.35%           (21.60%)         (16.18%)


     SCUDDER VIT EQUITY 500 INDEX FUND(5)
     Accumulation units outstanding                                736,225          351,535            55,816                -
     Unit value                                                  $1.173896        $1.061470         $0.828252                -
     Net assets (thousands)                                           $864             $373               $46                -
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         0.85%            0.36%             6.34% *              -
     Total return                                                   10.59%           28.16%            (0.89%)               -


     TECHNOLOGY PORTFOLIO(1)
     Accumulation units outstanding                                 42,743           29,462            57,738           17,236
     Unit value                                                  $0.594375        $0.604316         $0.408945        $0.801329
     Net assets (thousands)                                            $25              $18               $24              $14
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                             -                -                 -                - *
     Total return                                                   (1.65%)          47.77%           (48.97%)         (19.87%)

                                                        EXECUTIVE BENEFIT-VUL
                                            PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                                                    NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                      PERIOD ENDED
                                                                                      DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -- CLASS I SHARES
---------------------------------------------------------
     WANGER INTERNATIONAL SMALL CAP(2)
     Accumulation units outstanding                                116,890           77,275            16,511            7,597
     Unit value                                                  $1.429654        $1.097457         $0.737218        $0.855554
     Net assets (thousands)                                           $167              $85               $12               $6
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         0.66%            0.10%                 -                - *
     Total return                                                   30.27%           48.86%           (13.83%)          (8.22%)


     WANGER SELECT(1)
     Accumulation units outstanding                                 62,146           38,901            24,158            6,181
     Unit value                                                  $1.629695        $1.365992         $1.044925        $1.131082
     Net assets (thousands)                                           $101              $53               $25               $7
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                             -                -                 -                - *
     Total return                                                   19.30%           30.73%            (7.62%)          13.11%



MORTALITY AND EXPENSE RATIO:

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

INVESTMENT INCOME RATIO:

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests. The prior periods' income ratios have been changed to conform with current year presentation.

TOTAL RETURN:

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(1) From inception April 26, 2001 to December 31, 2001.
(2) From inception August 3, 2001 to December 31, 2001.
(3) From inception March 7, 2002 to December 31, 2002.
(4) From inception May 17, 2002 to December 31, 2002.
(5) From inception October 28, 2002 to December 31, 2002.
(6) From inception July 21, 2003 to December 31, 2003.
(7) From inception March 26, 2004 to December 31, 2004.
* Annualized.

                                                        EXECUTIVE BENEFIT-VUL
                                            PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                                                    NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                                                        SUBACCOUNT
                                                      ----------------------------------------------------------------------------

                                                                                                                      PHOENIX-
                                                                          PHOENIX-ALLIANCE/   PHOENIX-DUFF &         ENGEMANN
                                                          PHOENIX-AIM         BERNSTEIN         PHELPS REAL          SMALL-CAP
                                                            GROWTH          ENHANCED INDEX   ESTATE SECURITIES        GROWTH
                                                            SERIES              SERIES            SERIES              SERIES
                                                      -----------------   -----------------  -----------------  ------------------
Accumulation units outstanding, beginning of period             98,499             117,960             98,052             129,887
Participant deposits                                            31,379              29,892             70,599             143,158
Participant transfers                                          (62,972)            (21,874)           (38,253)            (17,841)
Participant withdrawals                                           (140)               (257)                 -                 (47)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                   66,766             125,721            130,398             255,157
                                                      ============================================================================

                                                            PHOENIX-                                                  PHOENIX-
                                                            ENGEMANN            PHOENIX-          PHOENIX-         GOODWIN MULTI-
                                                            STRATEGIC        ENGEMANN VALUE     GOODWIN MONEY       SECTOR FIXED
                                                           ALLOCATION            EQUITY            MARKET              INCOME
                                                             SERIES              SERIES            SERIES              SERIES
                                                      -----------------   -----------------  -----------------  ------------------
Accumulation units outstanding, beginning of period            287,540              73,396            153,696                   -
Participant deposits                                           153,436              81,006            137,801              83,875
Participant transfers                                           (2,368)            528,756(b)         640,777              65,142(a)
Participant withdrawals                                         (9,346)            (10,866)           (41,050)               (498)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                  429,262             672,292            891,224             148,519
                                                      ============================================================================

                                                                               PHOENIX-
                                                                               NORTHERN       PHOENIX-SANFORD    PHOENIX-SANFORD
                                                           PHOENIX-           NASDAQ-100       BERNSTEIN MID-    BERNSTEIN SMALL-
                                                        NORTHERN DOW 30        INDEX(R)          CAP VALUE          CAP VALUE
                                                            SERIES              SERIES            SERIES             SERIES
                                                      -----------------   -----------------  -----------------  ------------------
Accumulation units outstanding, beginning of period            190,741              66,468            138,704             272,652
Participant deposits                                            65,999              20,966            136,809             121,868
Participant transfers                                         (162,559)             26,019              5,261            (157,885)
Participant withdrawals                                           (776)               (155)           (11,632)             (1,722)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                   93,405             113,298            269,142             234,913
                                                      ============================================================================


                                                                                                                  FEDERATED FUND
                                                        PHOENIX-SENECA     AIM V.I. CAPITAL   AIM V.I. PREMIER      FOR U.S.
                                                        MID-CAP GROWTH        APPRECIATION        EQUITY           GOVERNMENT
                                                            SERIES               FUND              FUND           SECURITIES II
                                                      -----------------   -----------------  -----------------  ------------------
Accumulation units outstanding, beginning of period            199,236              58,436            151,136             129,220
Participant deposits                                           182,127              18,458             47,660             174,877
Participant transfers                                           11,827              26,559           (25,742)             (19,521)
Participant withdrawals                                        (14,815)               (172)              (423)            (12,666)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                  378,375             103,281            172,631             271,910
                                                      ============================================================================



                                                        EXECUTIVE BENEFIT-VUL
                                            PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                                                    NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2004 (CONTINUED)


                                                                                        SUBACCOUNT
                                                      ----------------------------------------------------------------------------


                                                         FEDERATED HIGH
                                                          INCOME BOND                            VIP GROWTH
                                                            FUND II --     VIP CONTRAFUND(R)    OPPORTUNITIES        VIP GROWTH
                                                         PRIMARY SHARES       PORTFOLIO            PORTFOLIO           PORTFOLIO
                                                      -----------------   -----------------  -----------------  ------------------
Accumulation units outstanding, beginning of period             19,973             251,807             18,543              87,531
Participant deposits                                            37,593             104,151                  -             142,883
Participant transfers                                           80,133              73,484              5,865              93,871
Participant withdrawals                                         (4,325)             (6,234)               (66)            (13,322)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                  133,374             423,208             24,342             310,963
                                                      ============================================================================

                                                                             TEMPLETON
                                                        MUTUAL SHARES         FOREIGN           SCUDDER VIT        SCUDDER VIT
                                                          SECURITIES         SECURITIES        EAFE(R) EQUITY       EQUITY 500
                                                            FUND                FUND             INDEX FUND         INDEX FUND
                                                      -----------------   -----------------  -----------------  ------------------
Accumulation units outstanding, beginning of period            243,585             217,156             29,778             351,535
Participant deposits                                           111,200              58,102             36,392             373,081
Participant transfers                                                -            (166,621)            (4,008)             21,748
Participant withdrawals                                         (7,649)                  -             (3,277)            (10,139)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                  347,136             108,637             58,885             736,225
                                                      ============================================================================


                                                                              WANGER
                                                          TECHNOLOGY       INTERNATIONAL          WANGER
                                                          PORTFOLIO          SMALL CAP            SELECT
                                                      -----------------   -----------------  -----------------
Accumulation units outstanding, beginning of period             29,462              77,275             38,901
Participant deposits                                            10,666              48,917             11,446
Participant transfers                                            2,615              (5,248)            11,867
Participant withdrawals                                              -              (4,054)               (68)
                                                      --------------------------------------------------------
Accumulation units outstanding, end of period                   42,743             116,890             62,146
                                                      ========================================================


(a) Participant transfers include units transferred in from Janus Flexible Income on April 16, 2004.
(b) Participant transfers include units transferred in from MFS Value on September 24, 2004.


                                                    PHOENIX EXECUTIVE BENEFIT-VUL
                                            PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                                                    NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                                                    SUBACCOUNT
                                                     --------------------------------------------------------------------------
                                                     PHOENIX-ALLIANCE/     PHOENIX-DUFF &        PHOENIX-
                                                         BERNSTEIN          PHELPS REAL       ENGEMANN SMALL        PHOENIX-
                                                       ENHANCED INDEX    ESTATE SECURITIES      & MID-CAP         GOODWIN MONEY
                                                           SERIES              SERIES          GROWTH SERIES      MARKET SERIES
                                                     -----------------   -----------------    --------------      -------------
Accumulation units outstanding, beginning of period             68,693              49,694            61,384            587,896
Participant deposits                                            41,743              46,700            58,140            724,095
Participant transfers                                            7,524               1,658            10,363         (1,088,321)
Participant withdrawals                                              -                   -                 -            (69,974)
                                                     --------------------------------------------------------------------------
Accumulation units outstanding, end of period                  117,960              98,052           129,887            153,696
                                                     ==========================================================================

                                                       PHOENIX-JANUS        PHOENIX-MFS                            PHOENIX-
                                                      FLEXIBLE INCOME    INVESTORS GROWTH      PHOENIX-MFS      NORTHERN DOW 30
                                                           SERIES          STOCK SERIES        VALUE SERIES         SERIES
                                                     -----------------   -----------------    --------------    ---------------
Accumulation units outstanding, beginning of period            280,298              54,566                 -             71,925
Participant deposits                                           110,948              41,006                 -             89,983
Participant transfers                                         (157,576)              2,927           290,674             28,833
Participant withdrawals                                         (6,917)                  -            (4,678)                 -
                                                     --------------------------------------------------------------------------
Accumulation units outstanding, end of period                  226,753              98,499           285,996            190,741
                                                     ==========================================================================

                                                          PHOENIX-            PHOENIX-
                                                          NORTHERN            OAKHURST            PHOENIX-     PHOENIX-SANFORD
                                                         NASDAQ-100          STRATEGIC        OAKHURST VALUE    BERNSTEIN MID-
                                                      INDEX(R) SERIES    ALLOCATION SERIES     EQUITY SERIES   CAP VALUE SERIES
                                                     -----------------   -----------------    --------------   ----------------
Accumulation units outstanding, beginning of period             44,376             176,648            24,349             22,651
Participant deposits                                            28,131             108,861            31,085             31,363
Participant transfers                                           (6,039)              9,566            23,819             91,687
Participant withdrawals                                              -              (7,535)           (5,857)            (6,997)
                                                     --------------------------------------------------------------------------
Accumulation units outstanding, end of period                   66,468             287,540            73,396            138,704
                                                     ==========================================================================

                                                      PHOENIX-SANFORD      PHOENIX-SENECA   AIM V.I. CAPITAL
                                                      BERNSTEIN SMALL-     MID-CAP GROWTH     APPRECIATION     AIM V.I. PREMIER
                                                      CAP VALUE SERIES         SERIES             FUND           EQUITY FUND
                                                     -----------------   -----------------  ----------------   ----------------
Accumulation units outstanding, beginning of period             94,208              38,496            11,685             99,616
Participant deposits                                           130,052              44,940            24,560             63,917
Participant transfers                                           48,392             126,056            22,191            (12,397)
Participant withdrawals                                              -             (10,256)                -                  -
                                                     --------------------------------------------------------------------------
Accumulation units outstanding, end of period                  272,652             199,236            58,436            151,136
                                                     ==========================================================================


                                                    PHOENIX EXECUTIVE BENEFIT-VUL
                                            PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                                                    NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2003 (CONTINUED)

                                                                                    SUBACCOUNT
                                                     ----------------------------------------------------------------------
                                                      FEDERATED FUND     FEDERATED HIGH
                                                         FOR U.S.         INCOME BOND                          VIP GROWTH
                                                        GOVERNMENT         FUND II --     VIP CONTRAFUND(R)   OPPORTUNITIES
                                                       SECURITIES II     PRIMARY SHARES       PORTFOLIO         PORTFOLIO
                                                     ----------------   ---------------   -----------------   -------------
Accumulation units outstanding, beginning of period            82,148             6,053              28,551          22,117
Participant deposits                                           89,832             6,616              26,056               -
Participant transfers                                         (28,521)            8,575             199,875          (3,574)
Participant withdrawals                                       (14,239)           (1,271)             (2,675)              -
                                                     ----------------------------------------------------------------------
Accumulation units outstanding, end of period                 129,220            19,973             251,807          18,543
                                                     ======================================================================

                                                                                                              SCUDDER VIT
                                                                                             TEMPLETON       EAFE(R) EQUITY
                                                        VIP GROWTH       MUTUAL SHARES        FOREIGN            INDEX
                                                         PORTFOLIO      SECURITIES FUND    SECURITIES FUND        FUND
                                                     ----------------   ---------------   -----------------   -------------
Accumulation units outstanding, beginning of period            43,548                 -              33,462          17,517
Participant deposits                                           42,885                 -              84,766          15,675
Participant transfers                                           9,787           247,570              98,928            (141)
Participant withdrawals                                        (8,689)           (3,985)                  -          (3,273)
                                                     ----------------------------------------------------------------------
Accumulation units outstanding, end of period                  87,531           243,585             217,156          29,778
                                                     ======================================================================

                                                        SCUDDER VIT                             WANGER
                                                     EQUITY 500 INDEX      TECHNOLOGY       INTERNATIONAL
                                                           FUND            PORTFOLIO          SMALL CAP       WANGER TWENTY
                                                     ----------------   ---------------   -----------------   -------------
Accumulation units outstanding, beginning of period            55,816            57,738              16,511          24,158
Participant deposits                                           57,926            32,346              12,840          16,063
Participant transfers                                         241,730           (60,612)             51,719          (1,286)
Participant withdrawals                                        (3,937)              (10)             (3,795)            (34)
                                                     ----------------------------------------------------------------------
Accumulation units outstanding, end of period                 351,535            29,462              77,275          38,901
                                                     ======================================================================

                              EXECUTIVE BENEFIT-VUL
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 6--POLICY LOANS

   Policy owners may borrow up to 90% of their policy's cash surrender value. Phoenix charges interest on policy loans at the following rates:

                       Policy Year          Most States
                       -----------          -----------

                          1-10:                 2.75%

                          11-15:                2.50%

                       16 and after             2.25%

   The loan interest is payable on each policy anniversary; Phoenix treats any unpaid interest as a new policy loan. When a loan is granted, a collateral amount equal to the amount of the loan is transferred from the Account and the non-loaned portion of the Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account, a part of Phoenix's general account. Transfers from the Account are included as participant withdrawals in the accompanying financial statements. Amounts in the loaned portion of the Guaranteed Interest Account are credited with interest at 2%. Loan repayments result in a transfer of collateral back to the Account and the non-loaned portion of the Guaranteed Interest Account.

NOTE 7--FEES AND RELATED PARTY TRANSACTIONS

   Phoenix and its affiliate, Phoenix Equity Planning Corporation ("PEPCO"), a registered broker/dealer in securities, provide all services to the Account.

   The cost of insurance is charged to each policy on a monthly basis by a withdrawal of participant units prorated among the elected Subaccounts. The amount charged to each policy depends on a number of variables including sex, age and risk class as well as the death benefit and cash value of the policy. Such costs aggregated $145,712, $138,779 and $113,917 during the years ended December 31, 2004, 2003 and 2002, respectively.

   As compensation for administrative services provided to the Account, Phoenix recieves an additional amount of $10 per month not to exceed $120 annually from each contract, which is deducted from the subaccount holding the assets of the participant, or on a prorata basis from two or more subaccounts in relation to their values under the contract. Such fees aggregated $18,685, $4,520 and $4,380 for the years ended December 31, 2004, 2003 and 2002, respectively. For the year ended December 31, 2004, Phoenix limits this charge to $5 per month.

   PEPCO is the principal underwriter and distributor for the Account.

   Sales charges, of up to 5% of contract premiums depending on the inception of the contract period, to compensate Phoenix for distribution expenses incurred and federal and premium taxes which currently range from 2.25% to 5.50% of premiums paid based on the state where the policyowner resides, are paid to Phoenix from premiums.

   On surrender of a contract, no contingent deferred sales charges apply.

   Phoenix assumes the risk that those we insure, as a class, may live for a shorter time than projected due to inaccuracies in the projection process and that we will pay a greater than projected aggregated amount of death benefits. The expense risk we assume is that our actual expenses may exceed the limits on administrative charges set in the policies. In return for the assumption of these mortality and expense risks, each month Phoenix charges the subaccounts 0.40%, (0.25% in policy year 11 and thereafter) on an annual basis for mortality, expense risks and daily administrative fees, respectively.

NOTE 8--DISTRIBUTION OF NET INCOME

   The Account does not declare distributions to participants from accumulated net income. The accumulated net income is distributed to participants as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

NOTE 9--DIVERSIFICATION REQUIREMENTS

   Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the "Code"), as amended, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each subaccount is required to satisfy the requirements of Section 817(h). The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

   The Secretary of the Treasury has issued regulations under Section 817(h) of the Code. Phoenix believes that each of the subaccounts satisfies the current requirements of the regulations. Phoenix intends that each of the subaccounts will continue to comply with the diversification requirements and, in the event of failure to comply, will take immediate corrective action to assure compliance.

NOTE 10--MERGERS

   On December 3, 2004, AIM V.I. Mid Cap Core Equity Fund acquired all of the net assets of AIM Mid-Cap Equity pursuant to an Agreement and Plan of Reorganization approved by AIM Mid-Cap Equity shareholders on December 1, 2004. The acquisition was accomplished by a tax-free exchange of 1,345,217 shares of AIM V.I. Mid Cap Core Equity valued at $18,106,619 for 1,441,358 shares of AIM Mid-Cap Equity outstanding on December 3, 2004. AIM Mid-Cap Equity's net assets on that date of $18,106,619, including $2,490,250 of net unrealized appreciation were combined with those of AIM V.I. Mid Cap Core Equity. The shareholders of the AIM Mid-Cap Equity received for each share owned approximately 0.93 shares of AIM V.I. Mid Cap Core Equity.

                              EXECUTIVE BENEFIT-VUL
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

   On September 24, 2004, Aberdeen International acquired all of the net assets of Sanford Bernstein Global Value pursuant to an Agreement and Plan of Reorganization approved by Sanford Bernstein Global Value shareholders on September 14, 2004. The acquisition was accomplished by a tax-free exchange of 1,785,746 shares of Aberdeen International valued at $19,701,375 for 1,817,620 shares of Sanford Bernstein Global Value outstanding on September 24, 2004. Sanford Bernstein Global Value's net assets on that date of $19,701,375, including $1,968,559 of net unrealized appreciation were combined with those of Aberdeen International. The aggregate net assets of Aberdeen International immediately after the merger were $162,263,002. The shareholders of the Sanford Bernstein Global Value received for each share owned approximately 0.98 shares of Aberdeen International.

   On September 24, 2004, Engemann Value Equity acquired all of the net assets of MFS Value pursuant to an Agreement and Plan of Reorganization approved by MFS Value shareholders on September 14, 2004. The acquisition was accomplished by a tax-free exchange of 3,058,095 shares of Engemann Value Equity valued at $36,459,749 for 3,269,438 shares of MFS Value outstanding on September 24, 2004. MFS Value's net assets on that date of $36,459,749, including $4,777,441 of net unrealized appreciation were combined with those of Engemann Value Equity. The aggregate net assets of Engemann Value Equity immediately after the merger were $123,477,422. The shareholders of the MFS Value received for each share owned approximately 0.94 shares of Engemann Value Equity.

   On September 24, 2004, Engemann Capital Growth acquired all of the net assets of Lazard U.S. Multi-Cap pursuant to an Agreement and Plan of Reorganization approved by Lazard U.S. Multi-Cap shareholders on September 14, 2004. The acquisition was accomplished by a tax-free exchange of 544,383 shares of Engemann Capital Growth valued at $7,162,666 for 570,926 shares of Lazard U.S. Multi-Cap outstanding on September 24, 2004. Lazard U.S. Multi-Cap's net assets on that date of $7,162,666, including $542,543 of net unrealized appreciation were combined with those of Engemann Capital Growth. The aggregate net assets of Engemann Capital Growth immediately after the merger were $549,726,397. The shareholders of the Lazard U.S. Multi-Cap received for each share owned approximately 0.95 shares of Engemann Capital Growth.

   On September 17, 2004, Engemann Growth and Income acquired all of the net assets of Alliance/Bernstein Growth + Value ("Growth + Value") and MFS Investors Trust ("Investors Trust") pursuant to two Agreements and Plans of Reorganization approved by Growth + Value and Investors Trust shareholders on September 14, 2004. The acquisition was accomplished by a tax-free exchange of 1,693,623 shares of Engemann Growth and Income outstanding on September 17, 2004 and valued at $19,106,074 for 1,124,392 shares of Growth + Value valued at $11,309,520 and 772,883 shares of Investors Trust valued at $7,796,554. Growth + Value's net assets of $11,309,520, including $1,005,844 of net unrealized appreciation and Investors Trust's net assets of $7,796,554, including $726,794 of net unrealized appreciation were combined with those of Engemann Growth and Income. The aggregate net assets of Engemann Growth and Income immediately after the merger were $136,382,263. The shareholders of the Alliance/Bernstein Growth + Value received for each share owned approximately 0.89 shares of Engemann Growth and Income. The shareholders of the MFS Investors Trust received for each share owned approximately 0.89 shares of Engemann Growth and Income.

   On April 16, 2004, Goodwin Multi-Sector Fixed Income acquired all of the net assets of Janus Flexible Income pursuant to an Agreement and Plan of Reorganization approved by Janus Flexible Income shareholders on April 14, 2004. The acquisition was accomplished by a tax-free exchange of 5,476,476 shares of Goodwin Multi-Sector Fixed Income valued at $50,639,637 for 4,789,637 shares of Janus Flexible Income outstanding on April 16, 2004. Janus Flexible Income's net assets on that date of $50,639,637, including $661,921 of net unrealized appreciation were combined with those of Goodwin Multi-Sector Fixed Income. The aggregate net assets of Goodwin Multi-Sector Fixed Income immediately after the merger were $256,054,804. The shareholders of the Janus Flexible Income received for each share owned approximately 1.14 shares of Goodwin Multi-Sector Fixed Income.

   On February 17, 2003, Janus Growth acquired all of the net assets of MFS Investors Growth Stock ("Growth Stock") and Van Kampen Focus Equity ("Focus Equity") pursuant to two Agreements and Plans of Reorganization approved by Growth Stock and Focus Equity shareholders on February 14, 2003. The acquisition was accomplished by a tax-free exchange of 2,496,714 shares of Janus Growth outstanding on February 17, 2003 for 782,923 shares of Growth Stock valued at $5,807,615 and 1,169,922 shares of Focus Equity valued at $6,179,826. Growth Stock's net assets of $5,807,615, including $135,964 of net unrealized depreciation and Focus Equity's net assets of $6,179,826, including $380,781 of net unrealized depreciation were combined with those of Janus Growth. The aggregate net assets of Janus Growth immediately after the merger were $63,057,943. The shareholders of the MFS Investors Growth Stock received for each share owned approximately 1.54 shares of Janus Growth. The shareholders of the Van Kampen Focus Equity received for each share owned approximately 1.10 shares of Janus Growth.

   Immediately following the merger, Janus Growth was renamed MFS Investors Growth Stock. Immediately prior to the Special Meeting of Shareholders, Phoenix Variable Advisors, Inc. ("PVA"), as authorized pursuant to an exemptive order from the Securities and Exchange Commission, replaced Janus Capital Management LLC with MFS Investment Management ("MFS") as subadvisor to the series. PVA and MFS also agreed that they would serve as advisor and subadvisor, respectively, to the series for the same management fees as currently charged to the former Phoenix-MFS Investors Growth Stock Series. Accordingly, the annual expenses and expense cap reimbursements for the series are the same as those of the former Phoenix-MFS Investors Growth Stock Series. MFS managed the series in a manner comparable with the former Phoenix-MFS Investors Growth Stock Series. As part of the reorganizations, the series was renamed Phoenix-MFS Investors Growth Stock Series. Effective December 3, 2004, the Board of Trustees of the Fund approved a name change and subadvisory change for the Phoenix-MFS Investors Growth Stock series to Phoenix-AIM Growth Series. This series' investment objectives, principal investment strategies and principal risks will remain the same. The fees and expenses associated with the series are not affected as a result of this change.

   On February 7, 2003, Aberdeen International acquired all of the net assets of Aberdeen New Asia pursuant to an Agreement and Plan of Reorganization approved by Aberdeen New Asia shareholders on January 27, 2003. The acquisition was accomplished by a tax-free exchange of 1,885,115 shares of Aberdeen International valued at $14,391,123 for 1,913,078 shares of Aberdeen New Asia outstanding on February 7, 2003. Aberdeen New Asia's net assets on that date of $14,391,123, including $618,515 of net unrealized depreciation were combined with those of

                              EXECUTIVE BENEFIT-VUL
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

Aberdeen International. The aggregate net assets of Aberdeen International immediately after the merger were $116,991,498. The shareholders of the Aberdeen New Asia received for each share owned approximately 0.99 shares of Aberdeen International.

   At its regular meeting in May 2004, the board approved other mergers and substitutions that are currently under further review.

NOTE 11--MANAGER OF MANAGERS EXEMPTIVE ORDER

   The Phoenix Edge Series Fund ("PESF") and the investment advisor PVA, have received an exemptive order from the Securities and Exchange Commission granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which PVA is, subject to supervision and approval of PESF's Board of Trustees, permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of PESF. PESF and PVA therefore have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination and replacement.

NOTE 12--MIXED AND SHARED FUNDING

   Shares of PESF are not directly offered to the public. Shares of PESF are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix, PHL Variable Insurance Company ("PHL Variable"), and Phoenix Life and Annuity Company ("PLAC"). Shares of PESF may be offered to separate accounts of other insurance companies in the future.

   The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. PESF's Trustees currently do not foresee any such differences or disadvantages at this time. However, PESF's Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in PESF or shares of another fund may be substituted.

NOTE 13--OTHER

   Effective May 1, 2004, the name of Wanger Twenty changed to Wanger Select, and the name of Wanger Foreign Forty changed to Wanger International Select.

   The Board of Trustees of PESF approved a name change for the Phoenix-Engemann Small & Mid-Cap Growth Series to Phoenix-Engemann Small-Cap Growth Series. This series' investment objectives, principal investment strategies and principal risks will remain the same. The fees and expenses associated with the series are not affected as a result of this change. The change was effective September 24, 2004.

   The Board of Trustees of PESF approved a name change for the Phoenix-MFS Investors Growth Stock Series to Phoenix-AIM Growth Series and a subadvisory change replacing MFS Investment Management with A I M Capital Management, Inc. This series' investment objectives, principal strategies and principal risks will remain the same. The fees and expenses associated with the series are not affected as a result of this change. These changes were effective November 29, 2004.

   Phoenix-Oakhurst Growth and Income Series and Phoenix-Oakhurst Value Equity Series will now be advised by Engemann Asset Management ("Engemann") effective January 1, 2005. Each of these series' will continue to have the same investment objectives and use the same investment strategies. Each series changed their name on January 7, 2005 to Phoenix-Engemann Growth and Income Series and Phoenix-Engemann Value Equity Series, respectively.

   Engemann Asset Management ("Engemann"), an affiliate of Phoenix Investment Counsel, Inc. ("PIC"), became a subadvisor to manage the equity investments in Phoenix-Oakhurst Strategic Allocation Series effective January 1, 2005. This series' investment objectives, principal investment strategies and principal risks will remain the same. The series name changed to Phoenix-Engemann Strategic Allocation Series on January 7, 2005.

   Fred Alger Management, Inc. ("Alger"), effective January 7, 2005, will replace State Street Research & Management Company as the subadvisor to Phoenix-State Street Research Small-Cap Growth Series. The series name changed to Phoenix-Alger Small-Cap Growth Series as of January 7, 2005.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


[Logo]PricewaterhouseCoopers PWC


To the Board of Directors of Phoenix Life Insurance Company and
Participants of Phoenix Life Variable Universal Life Account (Executive Benefit-VUL):

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts constituting the Phoenix Life Variable Universal Life Account (Executive Benefit-VUL) at December 31, 2004, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Phoenix Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2004 by correspondence with the mutual funds' advisors, provide a reasonable basis for our opinion.


/s/PricewaterhouseCoopers LLP

Hartford, Connecticut
March 31, 2005

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
Phoenix Life Insurance Company
One American Row
Hartford, Connecticut 06115

PHOENIX EQUITY PLANNING CORPORATION
56 Prospect Street
Hartford, Connecticut 06115-0480
Underwriter

CUSTODIANS
JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017-2070

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
100 Pearl Street
Hartford, Connecticut 06103

         PHOENIX LIFE
         INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.) CONSOLIDATED FINANCIAL STATEMENTS
         DECEMBER 31, 2004 AND 2003

                                               TABLE OF CONTENTS


                                                                                                    PAGE
                                                                                               ---------------

Report of Independent Registered Public Accounting Firm.......................................      F-3

Consolidated Balance Sheet as of December 31, 2004 and 2003...................................      F-4

Consolidated Statement of Income and Comprehensive Income
  for the years ended December 31, 2004, 2003 and 2002........................................      F-5

Consolidated Statement of Cash Flows for the years ended
  December 31, 2004, 2003 and 2002............................................................      F-6

Consolidated Statement of Changes in Stockholder's Equity for the years ended
  December 31, 2004, 2003 and 2002............................................................      F-7

Notes to Financial Statements.................................................................    F-8 - F-40

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Phoenix Life Insurance Company:

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income and comprehensive income, cash flows and changes in stockholder's equity present fairly, in all material respects, the financial position of Phoenix Life Insurance Company and its subsidiaries (the Company) at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for goodwill and other intangible assets in 2002.


/s/ PRICEWATERHOUSECOOPERS LLP
Hartford, CT
March 8, 2005

                         PHOENIX LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET
                   ($ amounts in millions, except share data)
                           DECEMBER 31, 2004 AND 2003


                                                                                                   2004             2003
                                                                                               --------------  --------------

ASSETS:
Available-for-sale debt securities, at fair value...........................................      $13,473.6       $13,268.8
Available-for-sale equity securities, at fair value.........................................          160.2           184.0
Trading equity securities, at fair value....................................................           87.3            --
Mortgage loans, at unpaid principal balances................................................          207.9           284.1
Venture capital partnerships, at equity in net assets.......................................          255.3           234.9
Affiliate equity securities, at equity in net assets........................................           --              47.5
Policy loans, at unpaid principal balances..................................................        2,196.7         2,241.4
Other invested assets.......................................................................          367.5           388.7
                                                                                               --------------  --------------
                                                                                                   16,748.5        16,649.4
Available-for-sale debt and equity securities pledged as collateral.........................        1,278.8         1,350.0
                                                                                               --------------  --------------
Total investments...........................................................................       18,027.3        17,999.4
Cash and cash equivalents...................................................................          324.0           382.7
Accrued investment income...................................................................          222.3           222.3
Premiums, accounts and notes receivable.....................................................          163.7           251.8
Deferred policy acquisition costs...........................................................        1,388.1         1,325.7
Deferred income taxes.......................................................................           --              30.2
Intangible assets...........................................................................            0.6             0.6
Goodwill....................................................................................            4.5             4.5
Other general account assets................................................................          157.1           148.4
Separate account assets.....................................................................        6,950.3         6,083.2
                                                                                               --------------  --------------
TOTAL ASSETS................................................................................      $27,237.9       $26,448.8
                                                                                               ==============  ==============

LIABILITIES:
Policy liabilities and accruals.............................................................      $13,132.3       $13,088.6
Policyholder deposit funds..................................................................        3,492.4         3,642.7
Indebtedness................................................................................          204.1           175.0
Deferred income taxes.......................................................................           21.5            --
Other general account liabilities...........................................................          334.6           321.0
Non-recourse collateralized obligations.....................................................        1,355.2         1,472.0
Separate account liabilities................................................................        6,950.3         6,083.2
                                                                                               --------------  --------------
TOTAL LIABILITIES...........................................................................       25,490.4        24,782.5
                                                                                               ==============  ==============

MINORITY INTEREST:
MINORITY INTEREST IN NET ASSETS OF SUBSIDIARIES.............................................           47.5           27.9
                                                                                               --------------  --------------

STOCKHOLDER'S EQUITY:
Common stock, ($1,000 par value, 10,000 shares authorized and outstanding)..................           10.0            10.0
Additional paid-in capital..................................................................        1,714.9         1,714.9
Accumulated deficit.........................................................................          (73.4)         (127.5)
Accumulated other comprehensive income......................................................           48.5            41.0
                                                                                               --------------  --------------
TOTAL STOCKHOLDER'S EQUITY..................................................................        1,700.0         1,638.4
                                                                                               ==============  ==============
TOTAL LIABILITIES, MINORITY INTEREST AND STOCKHOLDER'S EQUITY...............................      $27,237.9       $26,448.8
                                                                                               ==============  ==============

The accompanying notes are an integral part of these financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
                             ($ amounts in millions)
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002


                                                                                   2004            2003            2002
                                                                               --------------  --------------  --------------

REVENUES:
Premiums.....................................................................    $    990.6      $  1,042.2      $  1,082.0
Insurance and investment product fees........................................         294.7           279.8           253.7
Investment income, net of expenses...........................................       1,068.0         1,098.2           938.3
Unrealized gain on trading equity securities.................................          85.9            --              --
Net realized investment losses...............................................          (2.0)          (98.0)          (43.8)
                                                                               --------------  --------------  --------------
TOTAL REVENUES...............................................................       2,437.2         2,322.2         2,230.2
                                                                               --------------  --------------  --------------

BENEFITS AND EXPENSES:
Policy benefits, excluding policyholder dividends............................       1,422.2         1,454.0         1,436.1
Policyholder dividends.......................................................         404.7           418.8           401.8
Policy acquisition cost amortization.........................................         110.0            94.0            91.5
Interest expense on indebtedness.............................................          12.8            12.2            12.2
Interest expense on non-recourse collateralized obligations..................          33.6            48.9            30.5
Other operating expenses.....................................................         259.9           253.2           291.1
                                                                               --------------  --------------  --------------
TOTAL BENEFITS AND EXPENSES..................................................       2,243.2         2,281.1         2,263.2
                                                                               ==============  ==============  ==============
Income (loss) from continuing operations
  before income taxes and minority interest..................................         194.0            41.1           (33.0)
Applicable income taxes (benefit)............................................          59.7             3.9           (18.0)
                                                                               --------------  --------------  --------------
Income (loss) from continuing operations before minority interest............         134.3            37.2           (15.0)
Minority interest in net income of subsidiaries..............................          (0.1)           (0.5)           (0.6)
Equity in undistributed earnings (losses) of affiliates......................         (10.4)           (1.8)            4.6
                                                                               --------------  --------------  --------------
INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGES.................         123.8            34.9           (11.0)
Cumulative effect of accounting changes......................................          --              --             (10.3)
                                                                               --------------  --------------  --------------
NET INCOME (LOSS)............................................................    $    123.8      $     34.9      $    (21.3)
                                                                               ==============  ==============  ==============

COMPREHENSIVE INCOME:
NET INCOME (LOSS)............................................................    $    123.8      $     34.9      $    (21.3)
OTHER COMPREHENSIVE INCOME (LOSS)............................................           7.5           135.6          (111.8)
                                                                               --------------  --------------  --------------
COMPREHENSIVE INCOME (LOSS)..................................................    $    131.3      $    170.5      $   (133.1)
                                                                               ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                             ($ amounts in millions)
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002


                                                                                   2004            2003            2002
                                                                               --------------  --------------  --------------

OPERATING ACTIVITIES:
Income (loss) from continuing operations.....................................    $    123.8      $     34.9      $    (11.0)
Unrealized gain on trading equity securities.................................         (85.9)           --              --
Net realized investment losses...............................................           2.0            98.0            43.8
Amortization and depreciation................................................          12.7            16.2            20.5
Investment (gains) losses....................................................         (73.6)          (81.6)           67.2
Equity in losses of affiliates...............................................          17.2            --              --
Deferred income taxes (benefit)..............................................          65.7             4.0            (8.8)
Decrease (increase) in receivables...........................................          37.8           (20.9)          (50.9)
Deferred policy acquisition costs increase...................................         (54.7)         (111.5)         (174.1)
Increase in policy liabilities and accruals..................................          60.1           469.6           468.4
Other assets and other liabilities net change................................         (44.6)          (16.4)          (57.9)
                                                                               --------------  --------------  --------------
Cash from continuing operations..............................................          60.5           392.3           297.2
Discontinued operations, net.................................................          16.1           (34.3)          (53.1)
                                                                               --------------  --------------  --------------
CASH FROM OPERATING ACTIVITIES...............................................          76.6           358.0           244.1
                                                                               --------------  --------------  --------------

INVESTING ACTIVITIES:
Investment purchases.........................................................      (4,159.6)       (5,611.5)       (4,951.5)
Investment sales, repayments and maturities..................................       4,213.8         4,417.2         3,550.0
Debt and equity securities pledged as collateral purchases...................         (17.2)          (56.9)         (891.6)
Debt and equity securities pledged as collateral sales.......................          97.0           171.5            96.0
Subsidiary sales.............................................................           6.6            --              --
Premises and equipment additions.............................................          (7.9)          (19.6)          (13.6)
Premises and equipment dispositions..........................................          26.4            --              --
Discontinued operations, net.................................................          --              (6.7)           37.8
                                                                               --------------  --------------  --------------
CASH FROM (FOR) INVESTING ACTIVITIES.........................................         159.1        (1,106.0)       (2,172.9)
                                                                               --------------  --------------  --------------

FINANCING ACTIVITIES:
Policyholder deposit fund deposits...........................................         917.3         1,334.2         2,581.1
Policyholder deposit fund withdrawals........................................      (1,067.6)       (1,087.2)         (911.2)
Other indebtedness proceeds..................................................         171.6            --              --
Indebtedness repayments......................................................        (155.2)           --              --
Collateralized obligations proceeds..........................................          --              --             841.6
Collateralized obligations repayments........................................         (90.8)          (99.6)           --
Common stock dividends paid..................................................         (69.7)          (44.5)         (113.8)
                                                                               --------------  --------------  --------------
CASH FROM (FOR) FINANCING ACTIVITIES.........................................        (294.4)          102.9         2,397.7
                                                                               --------------  --------------  --------------
CHANGE IN CASH AND CASH EQUIVALENTS..........................................         (58.7)         (645.1)          468.9
Cash and cash equivalents, beginning of year.................................         382.7         1,027.8           558.9
                                                                               --------------  --------------  --------------
CASH AND CASH EQUIVALENTS, END OF YEAR.......................................   $     324.0     $     382.7     $   1,027.8
                                                                               ==============  ==============  ==============

Included in cash and cash equivalents above is cash pledged as collateral of $61.0 million, $72.0 million and $57.0 million at December 31, 2004, 2003 and 2002, respectively.

The accompanying notes are an integral part of these financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
                             ($ amounts in millions)
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002


                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

COMMON STOCK AND ADDITIONAL PAID-IN CAPITAL:
Contribution from parent for transfer of additional
   minimum pension liability.................................................    $     --        $     --        $     14.4

RETAINED EARNINGS (ACCUMULATED DEFICIT):
Net income (loss)............................................................         123.8            34.9           (21.3)
Common stock dividends declared..............................................         (69.7)          (44.5)         (113.8)
Other equity adjustments.....................................................          --               0.7            --

ACCUMULATED OTHER COMPREHENSIVE INCOME:
Other comprehensive income (loss)............................................           7.5           135.6          (111.8)
                                                                               --------------  --------------  --------------
CHANGE IN STOCKHOLDER'S EQUITY...............................................          61.6           126.7          (232.5)
Stockholder's equity, beginning of year......................................       1,638.4         1,511.7         1,744.2
                                                                               --------------  --------------  --------------
STOCKHOLDER'S EQUITY, END OF YEAR............................................    $  1,700.0      $  1,638.4      $  1,511.7
                                                                               ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             ($ amounts in millions)
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

1.  ORGANIZATION AND OPERATIONS

Phoenix Life Insurance Company and its subsidiaries (together, Phoenix Life) offer a broad range of life insurance and annuity products in the United States of America. Phoenix Life Insurance Company is a wholly-owned subsidiary of The Phoenix Companies, Inc. (The Phoenix Companies), a publicly traded company on the New York Stock Exchange. Significant intercompany accounts and transactions have been eliminated in consolidating these financial statements. We have reclassified certain amounts for 2003 and 2002 to conform with 2004 presentations.

We have prepared these financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP). In preparing these financial statements in conformity with GAAP, we are required to make estimates and assumptions that affect the reported amounts of assets and liabilities at reporting dates and the reported amounts of revenues and expenses during the reporting periods. Actual results will differ from these estimates and assumptions. We employ significant estimates and assumptions in the determination of deferred policy acquisition costs; policyholder liabilities and accruals; the valuation of intangible assets, investments in debt and equity securities and venture capital partnerships; pension and other post-employment benefits liabilities; deferred tax balances and accruals for contingent liabilities. Significant accounting policies are presented throughout the notes in italicized type.

ACCOUNTING CHANGES

Other-Than-Temporary Impairments: Portions of Emerging Issues Task Force Abstract EITF 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" (EITF 03-1), were effective for fiscal periods beginning after June 15, 2004. EITF 03-1 provides guidance as to the determination of other-than-temporary impaired securities and requires additional disclosures with respect to unrealized losses. These accounting and disclosure requirements largely codify our existing practices and thus, did not have a material effect on our consolidated financial statements. The effective date of certain portions of EITF 03-1 has been delayed pending further interpretive guidance. Because significant uncertainty remains surrounding what form the guidance will ultimately take, we cannot predict what effect, if any, adoption of the pending portions will have on our financial results.

Postretirement Benefits: On May 19, 2004, the FASB, issued FASB Staff Position No. FAS 106-2, "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003" (the FSP). For employers that sponsor postretirement benefit plans, or plan sponsors that provide prescription drug benefits to retirees, the FSP requires any effects of the anticipated federal tax subsidy related to those drug benefits be treated as an actuarial gain. The effect of the FSP is not material to our consolidated financial statements.

Nontraditional Long-Duration Contracts and Separate Accounts: Effective January 1, 2004, we adopted the AICPA's Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). SOP 03-1 provides guidance related to the accounting, reporting and disclosure of certain insurance contracts and separate accounts, including guidance for computing reserves for products with guaranteed benefits such as guaranteed minimum death benefits and for products with annuitization benefits such as guaranteed minimum income benefits. In addition, SOP 03-1 addresses the presentation and reporting of separate accounts, as well as rules concerning the capitalization and amortization of sales inducements. Since this new accounting standard largely codifies certain accounting and reserving practices related to applicable nontraditional long-duration contracts and separate accounts that we already followed, our adoption did not have a material effect on our consolidated financial statements.

Variable Interest Entities: In January 2003, a new accounting standard was issued, FASB Interpretation No. 46 (FIN 46), "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51", that interprets the existing standards on consolidation. FIN 46 was subsequently reissued as FIN 46(R) in December 2003, with FIN 46(R) providing additional interpretation as to existing standards on consolidation. FIN 46(R) clarifies the application of standards of consolidation to certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties (variable interest entities). Variable interest entities are required to be consolidated by their primary beneficiaries if they do not effectively disperse risks among all parties involved. The primary beneficiary of a variable interest entity is the party that absorbs a majority of the entity's expected losses, receives a majority of its expected residual returns, or both, as a result of holding variable interests. As required under the original standard, on February 1, 2003, we adopted the new standard for variable interest entities created after January 31, 2003 and for variable interest entities in which we obtained an interest after January 31, 2003. In addition, as required by the revised standard, on December 31, 2003 we adopted FIN 46(R) for Special Purpose Entities (SPEs) in which we hold a variable interest that we acquired prior to February 1, 2003. The effect of our adoption of the foregoing provisions of FIN 46(R) is described further in Note 7. FIN 46(R) requires our application of its provisions to non-SPE variable interest entities for periods ending after March 15, 2004. The adoption of FIN 46(R) for our non-SPE variable interest entities did not have a material effect on our consolidated financial statements.

Goodwill: At the beginning of 2002, we adopted a new accounting standard for goodwill and other intangible assets and recorded the cumulative effect of the adoption as a charge to earnings. We describe the adoption of this standard further in Note 4.

BUSINESS COMBINATIONS AND DISPOSITIONS

On November 19, 2004, we received payment in full of a $27.5 million convertible subordinated note issued by Aberdeen Asset Management PLC (Aberdeen), a United Kingdom-based asset management company. Concurrently we relinquished our contractual right to one of two Aberdeen board seats we held related to our 16.5% equity interest in Aberdeen, at which point we concluded that in our judgment, we no longer had the ability to significantly influence Aberdeen's operations. Accordingly, effective November 19, 2004, we changed our method of accounting for our equity holdings in Aberdeen from the equity method of accounting to the fair value method of accounting under SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". Based on our intent to sell our equity holdings in Aberdeen in the near-term, we designated our equity holdings as trading securities under the fair value method of accounting. Under the fair value method, the changes in fair value, based on the underlying value of Aberdeen's shares as traded on the London Stock Exchange, as compared to our carrying value under the equity method are presented as an after-tax realized investment gain of $55.1 million in our consolidated statement of operations for the year ended December 31, 2004. In addition, our 2004 consolidated statement of income includes a $14.7 million after-tax, non-cash charge related to the accounting for our proportionate share of Aberdeen's December 2004 settlement of alleged misselling activities with the United Kingdom's Financial Services Authority. This charge has been accounted for by us under the equity method of accounting as it pre-dates our November 19, 2004 change in accounting for Aberdeen from the equity method to the fair value method. On January 14, 2005, we closed the sale to third parties of our equity holdings in Aberdeen for net proceeds of $70.4 million, resulting in an after-tax realized investment loss of $7.0 million, which will be recognized as a realized investment loss in our 2005 consolidated statement of income. The January 2005 sale of our equity holdings in Aberdeen completed our disposition of our direct financial interests in Aberdeen.

On October 25, 2004, we entered into an agreement with Friends Provident plc (Friends Provident) to sell our 12% interest in Lombard International Assurance S.A. (Lombard) and to relinquish $17.5 million in notes receivable from Lombard's affiliate, Insurance Development Holdings A.G. (IDH). This transaction closed on January 11, 2005 for consideration of $59.0 million and, under the terms of the sale, we may be entitled to additional consideration, in the form of cash, based on Lombard's financial performance through 2006.

In July 2004, we sold the stock of Phoenix Global Solutions (India) Pvt. Ltd., our India-based information technology subsidiary, and essentially all of the assets of its United States affiliate, Phoenix Global Solutions, Inc., to Tata Consultancy Services Limited, a division of Tata Sons Ltd. This transaction is not material to our consolidated financial statements.

2.  LIFE AND ANNUITY ACTIVITIES

Life and Annuity activities include individual life insurance and annuity products, such as universal life, variable life, term life and fixed and variable annuities. They also include the results of our closed block, which consists primarily of participating whole life products.

PREMIUM AND FEE REVENUE AND RELATED EXPENSES

[begin italic] Revenues for annuity and universal life products consist of net investment income and mortality, administration and surrender charges assessed against the fund values during the period. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to fund values. We recognize premiums for participating life insurance products and other long-duration life insurance products as revenue when due from policyholders. We recognize life insurance premiums for short-duration life insurance products as premium revenue pro rata over the related contract periods. We match benefits, losses and related expenses with premiums over the related contract periods. [end italic]

REINSURANCE

We use reinsurance agreements to provide for greater diversification of business, control exposure to potential losses arising from large risks and provide additional capacity for growth.

[begin italic] We recognize assets and liabilities related to reinsurance ceded contracts on a gross basis. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. [end italic]

We remain liable to the extent that reinsuring companies may not be able to meet their obligations under reinsurance agreements in effect. Failure of the reinsurers to honor their obligations could result in losses to us; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize our exposure to significant losses from reinsurance insolvencies, we evaluate the financial condition of our reinsurers and monitor concentration of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers.

Our reinsurance program varies based on the type of risk, for example:

    o On direct policies, the maximum of individual life insurance retained by us on any one life is $10 million for single life and joint first-to-die policies and $12 million for joint last-to-die policies, with excess amounts ceded to reinsurers.
    o We reinsure 80% of the mortality risk on the in-force block of the Confederation Life business we acquired in December 1997.
    o We entered into two separate reinsurance agreements in 1998 and 1999 to reinsure 80% and 60%, respectively, of the mortality risk on a substantial portion of our otherwise retained individual life insurance business.
    o We reinsure 80% to 90% of the mortality risk on certain new issues of term.
    o We reinsure 100% of guaranteed minimum death benefits on a block of variable deferred annuities issued between January 1, 1996 through December 31, 1999, including subsequent deposits. We retain the guaranteed minimum death benefits risks on the remaining variable deferred annuity in force that is not covered by this reinsurance arrangement.
    o We assume and cede business related to the group accident and health block in run-off. While we are not writing any new contracts, we are contractually obligated to assume and cede premiums related to existing contracts.


DIRECT BUSINESS AND REINSURANCE:                                                     YEAR ENDED DECEMBER 31,
($ amounts in millions)                                                    ---------------------------------------------
                                                                                2004            2003            2002
                                                                           --------------  --------------  --------------

Direct premiums........................................................      $  1,054.3      $  1,092.1      $   1,104.2
Premiums assumed from reinsureds.......................................             2.8            15.5             16.9
Premiums ceded to reinsurers...........................................           (66.5)          (65.4)           (39.1)
                                                                           --------------  --------------  --------------
PREMIUMS...............................................................      $    990.6      $  1,042.2      $   1,082.0
                                                                           ==============  ==============  ==============
Percentage of amount assumed to net premiums...........................             0.3%            1.5%            1.6%
                                                                           ==============  ==============  ==============

Direct policy benefits incurred........................................      $    416.3      $    402.9      $    357.5
Policy benefits assumed from reinsureds................................             3.9            13.5            12.6
Policy benefits ceded to reinsurers....................................           (52.9)          (56.9)          (44.8)
                                                                           --------------  --------------  --------------
POLICY BENEFITS........................................................      $    367.3      $    359.5      $    325.3
                                                                           ==============  ==============  ==============

Direct life insurance in force.........................................      $126,367.9      $120,931.3      $110,529.8
Life insurance in force assumed from reinsureds........................         1,759.5         1,837.3         1,831.2
Life insurance in force ceded to reinsurers............................       (80,040.1)      (77,222.3)      (74,575.2)
                                                                           --------------  --------------  --------------
LIFE INSURANCE IN FORCE................................................      $ 48,087.3      $ 45,546.3      $ 37,785.8
                                                                           ==============  ==============  ==============
Percentage of amount assumed to net insurance in force.................             3.7%            4.0%            4.8%
                                                                           ==============  ==============  ==============

The policy benefit amounts above exclude changes in reserves, interest credited to policyholders and withdrawals, which total $1,054.9 million, $1,094.5 million and $1,110.8 million, net of reinsurance, for the years ended December 31, 2004, 2003 and 2002.

Irrevocable letters of credit aggregating $48.1 million at December 31, 2004 have been arranged with commercial banks in favor of us to collateralize the ceded reserves.

VALLEY FORGE LIFE INSURANCE

Effective July 1, 2002, we acquired the variable life and variable annuity business of Valley Forge Life Insurance Company (a subsidiary of CNA Financial Corporation). The business acquired had a total account value of $557.0 million at June 30, 2002. This transaction was effected through a combination of coinsurance and modified coinsurance.

DEFERRED POLICY ACQUISITION COSTS

[begin italic] The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to production of new business, are deferred. In connection with our acquisitions of the Confederation Life business (1997), we recognized an asset for the present value of future profits (PVFP) representing the present value of estimated net cash flows embedded in the existing contracts acquired. This asset is included in deferred policy acquisition costs (DAC).

We amortize DAC and PVFP based on the related policy's classification. For individual participating life insurance policies, DAC and PVFP are amortized in proportion to estimated gross margins. For universal life, variable universal life and accumulation annuities, DAC and PVFP are amortized in proportion to estimated gross profits. Policies may be surrendered for value or exchanged for a different one of our products (internal replacement); the DAC balance associated with the replaced or surrendered policies is amortized to reflect these surrenders.

The amortization process requires the use of various assumptions, estimates and judgments about the future. The primary assumptions are expenses, investment performance, mortality and contract cancellations (i.e., lapses, withdrawals and surrenders). These assumptions, which we review on a regular basis, and are generally based on our past experience, industry studies, regulatory requirements and judgments about the future. Changes in estimated gross margins and gross profits based on actual experiences are reflected as an adjustment to total amortization to date resulting in a charge or credit to earnings. Finally, analyses are performed periodically to assess whether there are sufficient gross margins or gross profits to amortize the remaining DAC balances. [end italic]


ACTIVITY IN DEFERRED POLICY ACQUISITION COSTS:                                            YEAR ENDED DECEMBER 31,
($ amounts in millions)                                                        ---------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

Direct acquisition costs deferred excluding acquisitions.....................    $    164.7      $    205.5      $    217.0
Acquisition costs recognized in Valley Forge Life acquisition................          --              --              48.5
Costs amortized to expenses:
  Recurring costs related to operations......................................        (110.4)          (98.1)          (88.5)
  (Cost) credit related to realized investment gains or losses...............           0.4             4.1           (25.1)
  Changes in actuarial assumptions...........................................          --              --              22.1
  Offsets to net unrealized investment gains or losses
    included in other comprehensive income...................................           7.7            12.4           (95.9)
                                                                               --------------  --------------  --------------
Change in deferred policy acquisition costs..................................          62.4           123.9            78.1
Deferred policy acquisition costs, beginning of year.........................       1,325.7         1,201.8         1,123.7
                                                                               --------------  --------------  --------------
DEFERRED POLICY ACQUISITION COSTS, END OF YEAR...............................    $  1,388.1      $  1,325.7      $  1,201.8
                                                                               ==============  ==============  ==============

In 2002, we revised the mortality assumptions used in the development of estimated gross margins for the traditional participating block of business to reflect favorable experience. This revision resulted in a decrease in deferred policy acquisition cost amortization of $22.1 million ($14.4 million after income taxes). Also in 2002, we revised the long-term market return assumption for the variable annuity block of business from 8% to 7%. In addition, we recorded an impairment charge related to the recoverability of our deferred acquisition cost asset related to the variable annuity business. The revision in long-term market return assumption and the impairment charge resulted in a $13.5 million pre-tax ($8.8 million after income taxes) increase in policy acquisition cost amortization expense in 2002.

POLICY LIABILITIES AND ACCRUALS

[begin italic] Future policy benefits are liabilities for life and annuity products. We establish liabilities in amounts adequate to meet the estimated future obligations of policies in-force. Future policy benefits for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to contractual guaranteed rates of interest, mortality rates guaranteed in calculating the cash surrender values described in such contracts and morbidity. Future policy benefits for variable universal life, universal life and annuities in the accumulation phase are computed using the deposit-method which is the sum of the account balance, unearned revenue liability and liability for minimum policy benefits. Future policy benefits for term and annuities in the payout phase that have significant mortality risk are computed using the net premium method on the basis of actuarial assumptions at the issue date of these contracts for rates of interest, contract administrative expenses, mortality and surrenders. We establish liabilities for outstanding claims, losses and loss adjustment expenses based on individual case estimates for reported losses and estimates of unreported losses based on past experience. [end italic]

Policyholder liabilities are primarily for participating life insurance policies and universal life insurance policies. For universal life, this includes deposits received from customers and investment earnings on their fund balances, which range from 4.0% to 6.0% as of December 31, 2004, less administrative and mortality charges.

Certain of our annuity products contain guaranteed minimum death benefits. The guaranteed minimum death benefit feature provides annuity contract holders with a guarantee that the benefit received at death will be no less than a prescribed amount. This minimum amount is based on the net deposits paid into the contract, the net deposits accumulated at a specified rate, the highest historical account value on a contract anniversary, or more typically, the greatest of these values. As of December 31, 2004 and 2003, the difference between the guaranteed minimum death benefit and the current account value (net amount at risk) for all existing contracts was $123.5 million and $183.1 million, respectively, for which we had established reserves, net of reinsurance recoverables, of $9.1 million and $7.6 million, respectively.

PARTICIPATING LIFE INSURANCE

Participating life insurance in force was 35.6% and 38.8% of the face value of total individual life insurance in force at December 31, 2004 and 2003, respectively.

FAIR VALUE OF INVESTMENT CONTRACTS

[begin italic] For purposes of fair value disclosures (Note 12), we determine the fair value of guaranteed interest contracts by assuming a discount rate equal to the appropriate U.S. Treasury rate plus 150 basis points to determine the present value of projected contractual liability payments through final maturity. We valued the fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, we used a discount rate equal to the appropriate U.S. Treasury rate plus 150 basis points to determine the present value of the projected account value of the policy at the end of the current guarantee period.

Deposit type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For these liabilities, we assume fair value to be equal to the stated liability balances. [end italic]

POLICYHOLDER DEPOSIT FUNDS

Policyholder deposit funds primarily consist of annuity deposits received from customers, dividend accumulations and investment earnings on their fund balances, which range from 1.8% to 12.3% as of December 31, 2004, less administrative charges.

DEMUTUALIZATION AND CLOSED BLOCK

Phoenix Home Life Mutual Insurance Company demutualized on June 25, 2001 by converting from a mutual life insurance company to a stock life insurance company, became a wholly-owned subsidiary of The Phoenix Companies, Inc. and changed its name to Phoenix Life Insurance Company.

In connection with the demutualization, we established a closed block as of December 31, 1999 to preserve over time the reasonable dividend expectations of individual life and annuity policyholders for which dividends were currently being paid or were expected to be paid under the then-current dividend scale. The closed block comprises a defined limited group of policies and a defined set of assets, is governed by a set of operating rules and will continue in effect as long as any policy in the closed block remains in effect.

Phoenix Life allocated assets to the closed block in an amount we believed sufficient to produce cash flows which, together with anticipated premiums and other revenues from the policies included in the closed block, will support payment of obligations relating to these policies. These obligations include the payment of claims, certain expenses, taxes and policyholder dividends, which we estimate to continue at rates in effect for 2000.

[begin italic] The closed block assets, including future assets from cash flows generated by the assets and premiums and other revenues from the policies in the closed block, will benefit only holders of the policies in the closed block. The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, investment purchases and sales, policyholder benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, investment income and realized investment gains and losses on investments held outside the closed block that support the closed block business. All of these excluded income and expense items enter into the determination of total gross margins of closed block policies for the purpose of amortization of deferred policy acquisition costs.

We present closed block assets, liabilities, revenues and expenses together with all other assets, liabilities, revenues and expenses. Within closed block liabilities, we have established a policyholder dividend obligation to record an additional liability to closed block policyholders for cumulative closed block earnings in excess of expected amounts calculated at the date of demutualization. These closed block earnings will not inure to stockholders but will result in additional future dividends to closed block policyholders unless otherwise offset by future performance of the closed block that is less favorable than expected. [end italic]

Because closed block liabilities exceed closed block assets, we have a net closed block liability at each period-end. This net liability represents the maximum future earning contribution to be recognized from the closed block and the change in this net liability each period is in the earnings contribution recognized from the closed block for the period. To the extent that actual cash flows differ from amounts anticipated, we may adjust policyholder dividends. If the closed block has excess funds, those funds will be available only to the closed block policyholders. However, if the closed block has insufficient funds to make policy benefit payments that are guaranteed, the payments will be made from assets outside of the closed block.

CLOSED BLOCK ASSETS AND LIABILITIES:                                                AS OF DECEMBER 31,
($ amounts in millions)                                                        ------------------------------
                                                                                    2004            2003           INCEPTION
                                                                               --------------  --------------   --------------
Debt securities..............................................................    $  6,949.6      $  6,906.4       $  4,773.1
Equity securities............................................................          90.8            82.9             --
Mortgage loans...............................................................         181.9           228.5            399.0
Venture capital partnerships.................................................          52.4            38.6             --
Policy loans.................................................................       1,363.4         1,386.8          1,380.0
Other invested assets........................................................          60.0            46.7             --
                                                                               --------------  --------------   --------------
Total closed block investments...............................................       8,698.1         8,689.9          6,552.1
Cash and cash equivalents....................................................         100.5            40.5             --
Accrued investment income....................................................         118.8           120.2            106.8
Receivables..................................................................          32.7            43.0             35.2
Deferred income taxes........................................................         359.7           377.0            389.4
Other closed block assets....................................................          24.0            62.3              6.2
                                                                               --------------  --------------   --------------
TOTAL CLOSED BLOCK ASSETS....................................................       9,333.8         9,332.9          7,089.7
                                                                               --------------  --------------   --------------
Policy liabilities and accruals..............................................       9,686.9         9,723.1          8,301.7
Policyholder dividends payable...............................................         365.5           369.8            325.1
Policyholder dividend obligation.............................................         535.9           519.2             --
Other closed block liabilities...............................................          41.5            63.0             12.3
                                                                               --------------  --------------   --------------
TOTAL CLOSED BLOCK LIABILITIES...............................................      10,629.8        10,675.1          8,639.1
                                                                               --------------  --------------   --------------
EXCESS OF CLOSED BLOCK LIABILITIES OVER CLOSED BLOCK ASSETS..................    $  1,296.0      $  1,342.2       $  1,549.4
                                                                               ==============  ==============   ==============


                                                                                                         YEAR ENDED
CLOSED BLOCK REVENUES AND EXPENSES AND CHANGES IN                               CUMULATIVE              DECEMBER 31,
POLICYHOLDER DIVIDEND OBLIGATION:                                                  FROM         ------------------------------
($ amounts in millions)                                                          INCEPTION           2004            2003
                                                                               --------------   --------------  --------------

Premiums.....................................................................    $  5,170.8       $    932.8      $  1,000.1
Net investment income........................................................       2,771.2            560.0           573.1
Net realized investment losses...............................................         (91.1)            (2.0)           (9.4)
                                                                               --------------   --------------  --------------
TOTAL REVENUES...............................................................       7,850.9          1,490.8         1,563.8
                                                                               --------------   --------------  --------------
Policy benefits, excluding dividends.........................................       5,367.6          1,007.1         1,058.0
Other operating expenses.....................................................          57.9              8.9            10.0
                                                                               --------------   --------------  --------------
Total benefits and expenses, excluding policyholder dividends................       5,425.5          1,016.0         1,068.0
                                                                               --------------   --------------  --------------
Closed block contribution to income before dividends and income taxes........       2,425.4            474.8           495.8
Policyholder dividends.......................................................       2,000.2            403.9           419.4
                                                                               --------------   --------------  --------------
Closed block contribution to income before income taxes......................         425.2             70.9            76.4
Applicable income taxes......................................................         149.3             24.7            26.8
                                                                               --------------   --------------  --------------
CLOSED BLOCK CONTRIBUTION TO INCOME..........................................    $    275.9       $     46.2      $     49.6
                                                                               ==============   ==============  ==============

Policyholder dividends provided through earnings.............................    $  2,045.4       $    403.9      $    419.4
Policyholder dividends provided through other comprehensive income...........         436.5              3.8           (45.5)
                                                                               --------------   --------------  --------------
ADDITIONS TO POLICYHOLDER DIVIDEND LIABILITIES...............................       2,481.9            407.7           373.9
POLICYHOLDER DIVIDENDS PAID..................................................      (1,905.6)          (395.3)         (395.6)
                                                                               --------------   --------------  --------------
Change in policyholder dividend liabilities..................................         576.3             12.4           (21.7)
Policyholder dividend liabilities, beginning of period.......................         325.1            889.0           910.7
                                                                               --------------   --------------  --------------
Policyholder dividend liabilities, end of period.............................         901.4            901.4           889.0
  Less:  Policyholder dividends payable, end of period.......................         365.5            365.5           369.8
                                                                               --------------   --------------  --------------
POLICYHOLDER DIVIDEND OBLIGATION, END OF PERIOD..............................    $    535.9       $    535.9      $    519.2
                                                                               ==============   ==============  ==============

In addition to the closed block assets, we hold assets outside the closed block in support of closed block liabilities. We recognize investment earnings on these invested assets, less deferred policy acquisition cost amortization and allocated expenses, as an additional source of earnings to our stockholders.

3.  INVESTING ACTIVITIES

DEBT AND EQUITY SECURITIES

[begin italic] We classify our debt and equity securities as available-for-sale and report them in our balance sheet at fair value. Trading securities are carried at fair value and changes in fair value are recorded in net income as they occur. Fair value is based on quoted market price, where available. When quoted market prices are not available, we estimate fair value by discounting debt security cash flows to reflect interest rates currently being offered on similar terms to borrowers of similar credit quality (private placement debt securities), by quoted market prices of comparable instruments (untraded public debt securities) and by independent pricing sources or internally developed pricing models (equity securities).

For mortgage-backed and other asset-backed debt securities, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic lives of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. For certain asset-backed securities, changes in estimated yield are recorded on a prospective basis and specific valuation methods are applied to these securities to determine if there has been an other-than-temporary decline in value. [end italic]

See Note 7 for information on available-for-sale debt and equity securities pledged as collateral.


                                                                                    AS OF DECEMBER 31,
FAIR VALUE AND COST OF DEBT SECURITIES:                         ---------------------------------------------------------------
($ amounts in millions)                                                     2004                             2003
                                                                ------------------------------   ------------------------------
                                                                  FAIR VALUE         COST          FAIR VALUE        COST
                                                                --------------  --------------   --------------  --------------

U.S. government and agency...................................    $     676.4     $     622.7      $     755.2     $     712.7
State and political subdivision..............................          446.5           413.7            510.3           468.4
Foreign government...........................................          314.8           284.0            260.4           239.0
Corporate....................................................        7,365.4         7,040.7          6,763.4         6,410.0
Mortgage-backed..............................................        3,253.4         3,122.9          3,097.5         2,963.4
Other asset-backed...........................................        1,417.1         1,405.0          1,882.0         1,863.6
                                                                --------------  --------------   --------------  --------------
DEBT SECURITIES..............................................    $  13,473.6     $  12,889.0      $  13,268.8     $  12,657.1
                                                                ==============  ==============   ==============  ==============

Amounts applicable to the closed block.......................    $   6,949.6     $   6,515.2      $   6,906.4     $   6,471.1
                                                                ==============  ==============   ==============  ==============


                                                                                    AS OF DECEMBER 31,
FAIR VALUE AND COST OF DEBT SECURITIES:                         ---------------------------------------------------------------
($ amounts in millions)                                                      2004                            2003
                                                                ------------------------------   ------------------------------
                                                                  FAIR VALUE         COST          FAIR VALUE         COST
                                                                --------------  --------------   --------------  --------------

Lombard International Assurance, S.A.........................    $      43.3     $      43.3      $      41.1     $      41.1
Other equity securities......................................          116.9           101.1            142.9           127.3
                                                                --------------  --------------   --------------  --------------
EQUITY SECURITIES............................................    $     160.2     $     144.4      $     184.0     $     168.4
                                                                ==============  ==============   ==============  ==============

Amounts applicable to the closed block.......................    $      90.8     $      78.3      $      82.9     $      75.0
                                                                ==============  ==============   ==============  ==============

In 2003, we sold our 3.0% and 3.1% equity interests in two life insurance subsidiaries of General Electric Company for $72.0 million and realized a gain of $21.6 million ($14.0 million after income taxes). Also in 2003, we sold our 9.3% equity interest in PXRE Group Ltd., a property catastrophe reinsurer, for $23.1 million and realized a gain of $13.7 million ($8.9 million after income taxes).

In January 2005, we sold our equity investment in Lombard as further described in Note 1.

HRH. Hilb Rogal and Hobbs (HRH) is a Virginia-based property and casualty insurance and employee benefit products distributor traded on the New York Stock Exchange. Prior to November 2002, we owned 6.4% of its common shares, as well as convertible debt securities which, if converted, would have represented 16.8% of HRH's common stock outstanding. We also had a contractual right to designate two nominees for election to its board of directors.

In November 2002, we converted our HRH note into additional shares of HRH common stock, resulting in total HRH holdings with a fair value of $167.1 million. Following the conversion, we sold the majority of our shares of HRH common stock to The Phoenix Companies for $157.4 million.

As a result of these transactions, in 2002 we recorded a gross realized investment gain of $107.1 million, $38.8 million net of offsets for applicable DAC costs and deferred income taxes. We calculated our gains using the specific identification of the securities sold. As a result of the transactions we completed in November 2002, it was no longer appropriate to consider HRH as an affiliate for accounting and reporting purposes. In addition, in 2003 we sold our remaining shares of HRH common stock in the open market for $9.4 million and recorded a gross realized investment gain of $6.9 million ($4.5 million after income taxes).


                                                                                      AS OF DECEMBER 31,
                                                                -------------------------------------------------------------
UNREALIZED GAINS AND LOSSES FROM                                             2004                           2003
DEBT AND EQUITY SECURITIES:                                     -----------------------------   -----------------------------
($ amounts in millions)                                             GAINS          LOSSES           GAINS          LOSSES
                                                                --------------  -------------   --------------  -------------

U.S. government and agency...................................     $     55.4     $     (1.7)     $     44.0      $    (1.5)
State and political subdivision..............................           34.4           (1.6)           43.5           (1.6)
Foreign government...........................................           31.1           (0.3)           23.2           (1.8)
Corporate....................................................          364.2          (39.5)          400.4          (47.0)
Mortgage-backed..............................................          137.0           (6.5)          143.4           (9.3)
Other asset-backed...........................................           32.4          (20.3)           55.6          (37.2)
                                                                --------------  -------------   --------------  -------------
Debt securities gains and losses.............................     $    654.5     $    (69.9)     $    710.1      $   (98.4)
                                                                ==============  =============   ==============  =============
DEBT SECURITIES NET GAINS....................................     $    584.6                     $    611.7
                                                                ==============                  ==============

Equity securities gains and losses...........................     $     19.1     $     (3.3)     $     17.4      $    (1.8)
                                                                ==============  =============   ==============  =============
EQUITY SECURITIES NET GAINS..................................     $     15.8                     $     15.6
                                                                ==============                  ==============


                                                                         AS OF DECEMBER 31, 2004
                                            ----------------------------------------------------------------------------------------
AGING OF TEMPORARILY IMPAIRED                  LESS THAN 12 MONTHS          GREATER THAN 12 MONTHS               TOTAL
DEBT AND EQUITY SECURITIES:                 ---------------------------   --------------------------   -----------------------------
($ amounts in millions)                          FAIR       UNREALIZED         FAIR      UNREALIZED         FAIR       UNREALIZED
                                                 VALUE        LOSSES          VALUE        LOSSES          VALUE         LOSSES
                                            ---------------------------   --------------------------   -----------------------------
DEBT SECURITIES
U.S. government and agency...............     $     85.6     $    (1.4)      $     4.9      $   (0.3)      $    90.5     $    (1.7)
State and political subdivision..........           41.6          (1.2)            9.0          (0.4)           50.6          (1.6)
Foreign government.......................           --            --              10.6          (0.3)           10.6          (0.3)
Corporate................................        1,212.6         (16.1)          418.8         (23.4)        1,631.4         (39.5)
Mortgage-backed..........................          589.4          (4.8)          113.6          (1.7)          703.0          (6.5)
Other asset-backed.......................          444.6          (5.3)           96.8         (15.0)          541.4         (20.3)
                                            -------------  -------------   -------------  ------------   ------------  -------------
DEBT SECURITIES..........................     $  2,373.8     $   (28.8)      $   653.7      $  (41.1)      $ 3,027.5     $   (69.9)
COMMON STOCK.............................           15.3          (2.4)            5.4          (0.9)           20.7          (3.3)
                                            -------------  -------------   -------------  ------------   ------------  -------------

TOTAL TEMPORARILY IMPAIRED SECURITIES....     $  2,389.1     $   (31.2)      $   659.1      $  (42.0)      $ 3,048.2     $   (73.2)
                                            =============  =============   =============  ============   ============  =============

AMOUNTS INSIDE THE CLOSED BLOCK..........     $    702.0     $   (10.7)      $   347.9      $  (16.2)      $ 1,049.9     $   (26.9)
                                            =============  =============   =============  ============   ============  =============

AMOUNTS OUTSIDE THE CLOSED BLOCK.........     $  1,687.1     $   (20.5)      $   311.2      $  (25.8)      $ 1,998.3     $   (46.3)
                                            =============  =============   =============  ============   ============  =============
AMOUNTS OUTSIDE THE CLOSED BLOCK
  THAT ARE BELOW INVESTMENT GRADE........     $     66.8     $     (2.2)      $    68.3     $  (12.2)      $   135.1     $   (14.4)
                                            =============  =============   =============  ============   ============  =============
AFTER OFFSETS FOR DEFERRED ACQUISITION
  COST ADJUSTMENT AND TAXES..............                    $     (0.8)                    $   (4.5)                    $    (5.3)
                                                           =============                  ============                 =============

These securities are considered to be temporarily impaired at December 31, 2004 as each of these securities has performed, and is expected to continue to perform, in accordance with their original contractual terms.

MORTGAGE LOANS AND REAL ESTATE

[begin italic] We report mortgage loans at unpaid principal balances, net of valuation reserves on impaired mortgages. We consider a mortgage loan to be impaired if we believe it is probable that we will be unable to collect all amounts of contractual interest and principal as scheduled in the loan agreement. We do not accrue interest income on impaired mortgage loans when the likelihood of collection is doubtful.

We estimate the fair value of mortgage loans by discounting the present value of scheduled loan payments. We base the discount rate on the comparable U.S. Treasury rates for loan durations plus spreads of 130 to 800 basis points, depending on our internal quality ratings of the loans. For in-process-of-foreclosure or defaulted loans, we estimate fair value as the lower of the underlying collateral value or the loan balance. [end italic]

Mortgage loans are collateralized by the related properties and are generally no greater than 75% of the properties' value at the time the loans are originated.

                                                                                       AS OF DECEMBER 31,
CARRYING VALUE OF INVESTMENTS IN MORTGAGE LOANS                 ---------------------------------------------------------------
($ amounts in millions)                                                      2004                             2003
                                                                ------------------------------   ------------------------------
                                                                  CARRYING                         CARRYING
                                                                    VALUE        FAIR VALUE          VALUE        FAIR VALUE
                                                                --------------  --------------   --------------  --------------
PROPERTY TYPE
Apartment buildings..........................................    $      81.8     $      82.8      $     105.1     $     106.7
Office buildings.............................................           18.0            18.2             49.0            49.7
Retail stores................................................           92.5            93.6            109.0           110.7
Industrial buildings.........................................           25.4            25.7             33.7            34.2
Other........................................................            0.1             0.1              0.1             0.1
                                                                --------------  --------------   --------------  --------------
Subtotal.....................................................          217.8           220.4            296.9           301.4
  Less:  Valuation allowances................................            9.9            --               12.8            --
                                                                --------------  --------------   --------------  --------------
MORTGAGE LOANS...............................................    $     207.9     $     220.4      $     284.1     $     301.4
                                                                ==============  ==============   ==============  ==============

Amounts applicable to the closed block.......................    $     181.9     $     184.1      $     228.5     $     242.4
                                                                ==============  ==============   ==============  ==============

We had no delinquent or in-process-of-foreclosure mortgage loans as of both December 31, 2004 and 2003. The carrying values of mortgage loans on which the payment terms have been restructured or modified were $12.9 million and $25.8 million as of December 31, 2004 and 2003, respectively. We have provided valuation allowances for restructured or modified mortgage loans.

                                                                                         YEAR ENDED DECEMBER 31,
MORTGAGE LOAN VALUATION ALLOWANCE ACTIVITY:                                    ---------------------------------------------
($ amounts in millions)                                                             2004            2003            2002
                                                                               --------------  --------------  --------------

Valuation allowance, beginning of year.......................................   $      12.8     $      15.5     $      15.0
Additions charged to income..................................................          --               0.8             0.6
Deductions for write-offs and disposals......................................          (2.9)           (3.5)           (0.1)
                                                                               --------------  --------------  --------------
VALUATION ALLOWANCE, END OF YEAR.............................................   $       9.9     $      12.8     $      15.5
                                                                               ==============  ==============  ==============

During the three years ended December 31, 2004, the amount of interest that was foregone due to the restructuring of mortgage loans and to non-income producing loans was not material to our consolidated financial statements. Refinancing of mortgage loans was not material in any of the three years ended December 31, 2004.

VENTURE CAPITAL PARTNERSHIPS

We invest as a limited partner in venture capital limited partnerships. Generally, these partnerships focus on early-stage ventures, primarily in the information technology and life science industries and leveraged buyout funds. We also have direct equity investments in leveraged buyouts and corporate acquisitions.

[begin italic] We record our equity in the earnings of venture capital partnerships in net investment income using the most recent financial information received from the partnerships and estimating the change in our share of partnership earnings for the quarter to eliminate any lag in reporting.

To estimate the net equity in earnings of the venture capital partnerships for each quarter, we developed a methodology to estimate the change in value of the underlying investee companies in the venture capital partnerships. For public investee companies, we used quoted market prices at the end of each quarter, applying liquidity discounts to these prices in instances where such discounts were applied in the underlying partnerships' financial statements. For private investee companies, we applied a public industry sector index to estimate changes in valuations each quarter. We apply this methodology consistently each quarter with subsequent adjustments to reflect market events reported by the partnerships (e.g., new rounds of financing, initial public offerings and writedowns by the general partners). Our methodology recognizes both downward and upward adjustments in estimated values based on the indices, but when the general partner reduces the value of a private investee company, we do not adjust the fair value upward (by applying the public sector index) in excess of the most recent value reported by the general partner. Finally, we revise the valuations we have assigned to the investee companies annually to reflect the valuations in the audited financial statements received from the venture capital partnerships. [end italic]



                                                                                           YEAR ENDED DECEMBER 31,
NET INVESTMENT INCOME RELATED TO VENTURE CAPITAL PARTNERSHIPS:                 ----------------------------------------------
($ amounts in millions)                                                             2004            2003            2002
                                                                               --------------  --------------  --------------

Net realized gains (losses) on partnership cash and stock distributions......   $      13.7     $      17.4     $      (4.7)
Net unrealized gains (losses) on partnership investments.....................          14.4            38.2           (47.2)
Partnership operating expenses...............................................          (2.6)           (6.6)           (7.4)
                                                                               --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS).................................................   $      25.5     $      49.0     $     (59.3)
                                                                               ==============  ==============  ==============

Amounts applicable to the closed block.......................................   $       6.2     $      12.8     $      --
                                                                               ==============  ==============  ==============

As indicated above, we record our equity in earnings of venture capital partnerships based on the most recent financial information and by estimating the earnings for any lag in partnership reporting. As a result, the effect of our adjusting our estimates to actual results reflected in partnership financial statements was to increase net investment income as follows:

                                                                                           YEAR ENDED DECEMBER 31,
ADJUSTMENT OF VENTURE CAPITAL INVESTMENT INCOME                                ----------------------------------------------
RELATED TO RECEIPT OF FINANCIAL STATEMENTS:                                         2004            2003            2002
($ amounts in millions)                                                        --------------  --------------  --------------

Closed block.................................................................   $       1.0     $      --       $      --
General account..............................................................           6.8            33.4            12.8
                                                                               --------------  --------------  --------------
TOTAL........................................................................   $       7.8     $      33.4     $      12.8
                                                                               ==============  ==============  ==============


                                                                                           YEAR ENDED DECEMBER 31,
INVESTMENT ACTIVITY IN VENTURE CAPITAL PARTNERSHIPS:                           ----------------------------------------------
($ amounts in millions)                                                             2004            2003            2002
                                                                               --------------  --------------  --------------

Contributions................................................................   $      59.2     $      41.3     $      43.0
Equity in earnings (losses) of partnerships..................................          25.5            49.0           (59.3)
Distributions................................................................         (64.3)          (43.6)          (41.7)
Proceeds from sale of partnership interests..................................          --             (26.1)           --
Realized loss on sale of partnership interests...............................          --             (14.3)           (5.1)
                                                                               --------------  --------------  --------------
Change in venture capital partnerships.......................................          20.4             6.3           (63.1)
Venture capital partnership investments, beginning of period.................         234.9           228.6           291.7
                                                                               --------------  --------------  --------------
VENTURE CAPITAL PARTNERSHIP INVESTMENTS, END OF PERIOD.......................   $     255.3     $     234.9     $     228.6
                                                                               ==============  ==============  ==============


UNFUNDED COMMITMENTS AND INVESTMENTS IN VENTURE CAPITAL PARTNERSHIPS:                                AS OF DECEMBER 31,
($ amounts in millions)                                                                        ------------------------------
                                                                                                    2004            2003
                                                                                               --------------  --------------
UNFUNDED COMMITMENTS
Closed block                                                                                    $      83.0     $      48.3
Venture capital segment.....................................................................           53.5            76.7
                                                                                               ==============  ==============
TOTAL UNFUNDED COMMITMENTS..................................................................    $     136.5     $     125.0
                                                                                               ==============  ==============

VENTURE CAPITAL PARTNERSHIPS
Closed block                                                                                    $      52.4     $      38.6
Venture capital segment.....................................................................          202.9           196.3
                                                                                               ==============  ==============
TOTAL VENTURE CAPITAL PARTNERSHIPS..........................................................    $     255.3     $     234.9
                                                                                               ==============  ==============

In February 2003, we sold a 50% interest in certain of our venture capital partnerships to an outside party and transferred the remaining 50% interest to our closed block. The carrying value of the partnerships sold and transferred totaled $52.2 million after realizing a loss of $5.1 million in 2002 and $14.3 million in 2003 to reflect the proceeds received.

AFFILIATE EQUITY AND DEBT SECURITIES

[begin italic] Our investments in affiliate equity securities represent investments in operating entities in which we own less than a majority of the outstanding common stock and where we exercise significant influence over the operating and financial policies of the companies. We use the equity method of accounting for our investments in common stock of these affiliates. We evaluate our equity method investments for an other-than-temporary impairment at each balance sheet date considering quantitative and qualitative factors including quoted market price of underlying equity securities, the duration the carrying value is in excess of fair value and historical and projected earnings and cash flow capacity. [end italic]

We present affiliate debt securities in the available-for-sale debt securities caption.

                                                                                                  AS OF DECEMBER 31, 2003
CARRYING VALUE AND COST OF AFFILIATE SECURITIES:                                               ------------------------------
($ amounts in millions)                                                                          CARRYING
                                                                                                   VALUE           COST
                                                                                               --------------  --------------

Aberdeen common stock.......................................................................    $      38.3     $      20.0
Other.......................................................................................            9.2            18.9
                                                                                               --------------  --------------
AFFILIATE EQUITY SECURITIES.................................................................    $      47.5     $      38.9
                                                                                               ==============  ==============

Aberdeen 7.5% convertible notes.............................................................    $      27.5     $      27.5
                                                                                               --------------  --------------
AFFILIATE DEBT SECURITIES...................................................................    $      27.5     $      27.5
                                                                                               ==============  ==============

The cost basis of Aberdeen common stock is adjusted to reflect an other-than-temporary impairment of $89.1 million, which we recognized as a realized investment loss in 2003.


                                                                                          YEAR ENDED DECEMBER 31,
SOURCES OF EARNINGS FROM AFFILIATE SECURITIES:                                 ----------------------------------------------
($ amounts in millions)                                                            2004            2003            2002
                                                                               --------------  --------------  --------------

Aberdeen common stock dividends..............................................   $       3.0     $       2.7     $       3.8
Equity in Aberdeen undistributed income (loss)...............................         (21.9)           (2.0)            2.3
HRH common stock dividends...................................................          --              --               0.5
Equity in HRH undistributed income...........................................          --              --               2.5
Other........................................................................           1.7            (2.7)           (3.2)
                                                                               --------------  --------------  --------------
AFFILIATE EQUITY SECURITIES INVESTMENT INCOME................................   $     (17.2)    $      (2.0)    $       5.9
                                                                               ==============  ==============  ==============

Aberdeen convertible notes and bonds.........................................   $       2.0     $       2.5     $       3.8
Aberdeen 5.875% convertible notes............................................          --               0.1             1.3
                                                                               --------------  --------------  --------------
AFFILIATE DEBT SECURITIES INVESTMENT INCOME..................................   $       2.0     $       2.6     $       5.1
                                                                               ==============  ==============  ==============

ABERDEEN. As of December 31, 2004 and 2003, we owned 38.1 million shares of Aberdeen common stock, which represented 16.5% of its outstanding common shares. We acquired these shares between 1996 and 2001 at a total cost of $109.1 million, which, through November 18, 2004, we accounted for under the equity method of accounting based on our ability to significantly influence Aberdeen's operations.

During 2003, we recorded a non-cash realized investment loss of $89.1 million ($55.0 million after income taxes) related to an other-than-temporary impairment of our equity investment in Aberdeen. In addition, as of December 31, 2003 we owned $27.5 million in Aberdeen convertible subordinated notes which were repaid in full to us on November 19, 2004. Concurrent with this paydown, we relinquished our contractual right to one of two Aberdeen board seats held related to our 16.5% equity interest in Aberdeen at which point we concluded that in our judgment, we no longer had the ability to significantly influence Aberdeen's operations. Accordingly, effective November 19, 2004, we changed our method of accounting for our equity holdings in Aberdeen from the equity method of accounting to the fair value method of accounting under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities. Based on our intent to sell our equity holdings in Aberdeen in the near-term, we designated our equity holdings as trading securities under the fair value method of accounting. Under the fair value method, the changes in fair value, based on the underlying value of Aberdeen's shares as traded on the London Stock Exchange, as compared to our carrying under the equity method are presented as an after-tax realized investment gain of $55.1 million in our consolidated statement of income for the year ended December 31, 2004. In addition, our 2004 consolidated statement of income includes a $14.7 million after-tax, non-cash charge related to the accounting for our proportionate share of Aberdeen's December 2004 settlement of alleged misselling activities with the United Kingdom's Financial Services Authority. This charge has been accounted for by us under the equity method of accounting as it pre-dates our November 19, 2004 change in accounting for Aberdeen from the equity method to the fair value method.


                                                                                         YEAR ENDED DECEMBER 31,
AFTER-TAX EFFECT OF EQUITY INTEREST IN ABERDEEN:                               ---------------------------------------------
($ amounts in millions)                                                            2004            2003            2002
                                                                               --------------  --------------  --------------

Equity in undistributed earnings (losses) of affiliates......................   $     (12.3)    $       0.5     $       3.7
Unrealized gain on trading securities........................................          55.1            --              --
Realized investment gain (loss)..............................................          --             (55.0)           --
                                                                               --------------  --------------  --------------
NET INCOME (LOSS)............................................................   $      42.8     $     (54.5)    $       3.7
                                                                               ==============  ==============  ==============

The carrying value of our equity investment in Aberdeen is $87.3 million at December 31, 2004 and is presented as a trading equity security on our consolidated balance sheet.

On January 14, 2005, we closed the sale to third parties of our equity holdings in Aberdeen for net proceeds of $70.4 million, resulting in an after-tax realized investment loss of $7.0 million, which will be recognized as a realized investment loss in our 2005 consolidated statement of income. The January 2005 sale of our equity holdings in Aberdeen completed our disposition of our direct financial interests in Aberdeen. We continue to participate in sub-advisory arrangements related to several of our asset management product offerings with Aberdeen, the financial effects of which are not material to our consolidated financial statements.

POLICY LOANS AND OTHER INVESTED ASSETS

[begin italic] Policy loans are carried at their unpaid principal balances and are collateralized by the cash values of the related policies. We estimate the fair value of fixed rate policy loans by discounting loan interest and loan repayments. We base the discount rate on the 10-year U.S. Treasury rate. We assume that loan interest payments are made at the fixed rate less 17.5 basis points and that loan repayments only occur as a result of anticipated policy lapses. For variable rate policy loans, we consider the unpaid loan balance as fair value, as interest rates on these loans are reset annually based on market rates.

Other investments primarily include leveraged lease investments and other partnership and joint venture interests. Leveraged lease investments represent the net amount of the estimated residual value of the lease assets, rental receivables and unearned and deferred income to be allocated over the lease term. Investment income is calculated using the interest method and is recognized only in periods in which the net investment is positive. Other partnership and joint venture interests in which we do not have control or a majority ownership interest are recorded using the equity method of accounting. These investments include affordable housing, mezzanine and other partnership interests.

Our derivative instruments primarily include interest rate swap agreements. We report these contracts at fair values, which are based on current settlement values. These values are determined by brokerage quotes that utilize pricing models or formulas based on current assumptions for the respective agreements. [end italic]


                                                                                                     AS OF DECEMBER 31,
OTHER INVESTED ASSETS:                                                                         ------------------------------
($ amounts in millions)                                                                            2004            2003
                                                                                               --------------  --------------

Transportation and other equipment leases...................................................    $      67.8     $      68.7
Separate account equity investments.........................................................           40.0            49.2
Mezzanine partnerships......................................................................           61.7            50.9
Affordable housing partnerships.............................................................           23.4            24.8
Derivative instruments (Note 12)............................................................           19.4            30.0
Other affiliate investments.................................................................            8.8            20.3
Real estate.................................................................................           70.1            64.0
Other partnership interests.................................................................           76.3            80.8
                                                                                               --------------  --------------
OTHER INVESTED ASSETS.......................................................................    $     367.5     $     388.7
                                                                                               ==============  ==============

Amounts applicable to the closed block......................................................    $      60.0     $      46.7
                                                                                               ==============  ==============

NET INVESTMENT INCOME AND NET REALIZED INVESTMENT GAINS (LOSSES)

[begin italic] We recognize realized investment gains and losses on asset dispositions on a first-in, first-out basis and when declines in fair value of debt and equity securities are considered to be other-than-temporary. The cost basis of these written down investments is adjusted to fair value at the date the determination of impairment is made and the new cost basis is not changed for subsequent recoveries in value. The closed block policyholder dividend obligation, applicable deferred policy acquisition costs and applicable income taxes, which offset realized investment gains and losses, are each reported separately as components of net income. [end italic]

                                                                                           YEAR ENDED DECEMBER 31,
SOURCES OF NET INVESTMENT INCOME:                                              ----------------------------------------------
($ amounts in millions)                                                             2004            2003            2002
                                                                               --------------  --------------  --------------
Debt securities..............................................................   $     774.4     $     767.0     $     734.1
Equity securities............................................................           3.2             2.1             3.9
Mortgage loans...............................................................          22.5            32.6            40.4
Venture capital partnerships.................................................          25.5            49.0           (59.3)
Affiliate equity securities..................................................          --              --               5.9
Policy loans.................................................................         167.1           171.7           171.8
Other investments............................................................          48.8            35.0            17.1
Cash and cash equivalents....................................................           4.4             6.8            10.8
                                                                               --------------  --------------  --------------
Total investment income......................................................       1,045.9         1,064.2           924.7
  Less:  Investment expenses.................................................          18.0            18.2            17.4
                                                                               --------------  --------------  --------------
NET INVESTMENT INCOME, GENERAL ACCOUNT INVESTMENTS...........................       1,027.9         1,046.0           907.3
Debt and equity securities pledged as collateral (Note 7)....................          40.1            52.2            31.0
                                                                               --------------  --------------  --------------
NET INVESTMENT INCOME........................................................   $   1,068.0     $   1,098.2     $     938.3
                                                                               ==============  ==============  ==============

Amounts applicable to the closed block.......................................   $     560.0     $     573.1     $     562.0
                                                                               ==============  ==============  ==============

For 2004, 2003 and 2002, net investment income was lower by $9.5 million, $10.4 million and $6.2 million, respectively, due to non-income producing debt securities. Of these amounts, $5.8 million, $5.5 million and $5.2 million, respectively, related to the closed block.


SOURCES OF REALIZED INVESTMENT GAINS (LOSSES):                                             YEAR ENDED DECEMBER 31,
($ amounts in millions)                                                        ---------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

Debt security impairments....................................................   $     (15.5)    $     (76.1)    $    (114.3)
Equity security impairments..................................................          (1.5)           (4.3)           (9.8)
Mortgage loan impairments....................................................          --              (4.1)           (0.6)
Venture capital partnership impairments......................................          --              (4.6)           (5.1)
Affiliate equity security impairments........................................         (11.0)          (96.9)           --
Other invested asset impairments.............................................          (3.3)          (16.5)          (22.0)
Debt and equity securities pledged as collateral impairments.................         (16.6)           (8.3)          (34.9)
                                                                               --------------  --------------  --------------
IMPAIRMENT LOSSES............................................................         (47.9)         (210.8)         (186.7)
                                                                               --------------  --------------  --------------
Debt security transaction gains..............................................          39.0            93.7            92.6
Debt security transaction losses.............................................         (10.6)          (28.9)          (45.9)
Equity security transaction gains............................................          17.7            58.8           116.3
Equity security transaction losses...........................................          (5.9)           (9.2)          (22.4)
Mortgage loan transaction gains (losses).....................................           0.2            (1.3)            0.2
Venture capital partnership transaction losses...............................          --              (9.7)           --
Other invested asset transaction gains (losses)..............................           5.5             9.4             2.1
                                                                               --------------  --------------  --------------
NET TRANSACTION GAINS........................................................          45.9           112.8           142.9
                                                                               --------------  --------------  --------------
NET REALIZED INVESTMENT LOSSES...............................................   $      (2.0)    $     (98.0)    $     (43.8)
                                                                               --------------  --------------  --------------

Net realized investment losses...............................................   $      (2.0)    $     (98.0)    $     (43.8)
                                                                               --------------  --------------  --------------
Applicable closed block policyholder dividend obligation (reduction).........           3.7            (5.9)          (40.3)
Applicable deferred policy acquisition costs (benefit).......................          (0.4)           (4.1)           25.1
Applicable deferred income tax benefit.......................................           3.1           (35.6)           (0.5)
                                                                               --------------  --------------  --------------
Offsets to realized investment losses........................................           6.4           (45.6)          (15.7)
                                                                               --------------  --------------  --------------
NET REALIZED INVESTMENT LOSSES INCLUDED IN NET INCOME........................   $      (8.4)    $     (52.4)    $     (28.1)
                                                                               ==============  ==============  ==============

Included in realized impairment losses on debt and equity securities pledged as collateral above, are impairments relating to our direct investments in the consolidated collateralized obligation trusts of $3.7 million, $5.9 million and $8.6 million for 2004, 2003 and 2002, respectively.

On May 25, 2004, we sold our Enfield, Connecticut office facility for a loss of $1.0 million ($0.7 million after-tax). In anticipation of that sale, we had recorded a $6.2 million ($4.0 million after-tax) realized impairment loss in 2003.

UNREALIZED INVESTMENT GAINS (LOSSES)

[begin italic] We recognize unrealized investment gains and losses on investments in debt and equity securities that we classify as available-for-sale. These gains and losses are reported as a component of other comprehensive income, net of the closed block policyholder dividend obligation, applicable DAC and applicable deferred income taxes. [end italic]

SOURCES OF CHANGES IN NET UNREALIZED INVESTMENT GAINS (LOSSES):                            YEAR ENDED DECEMBER 31,
($ amounts in millions)                                                        ----------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

Debt securities..............................................................   $     (27.1)    $     (66.1)    $     404.1
Equity securities............................................................           0.2           (27.7)           22.8
Debt and equity securities pledged as collateral.............................           7.8           116.4            42.6
Other investments............................................................          --               4.9            (1.1)
                                                                               --------------  --------------  --------------
NET CHANGES IN UNREALIZED INVESTMENT GAINS (LOSSES)..........................   $     (19.1)    $      27.5     $     468.4
                                                                               ==============  ==============  ==============

Net unrealized investment gains (losses).....................................   $     (19.1)    $      27.5     $     468.4
                                                                               --------------  --------------  --------------
Applicable policyholder dividend obligation..................................           3.6           (45.5)          369.4
Applicable deferred policy acquisition costs.................................          (7.7)          (12.4)           95.9
Applicable deferred income taxes (benefit)...................................          (9.8)           (5.4)          (13.8)
                                                                               --------------  --------------  --------------
Offsets to net unrealized investment gains...................................         (13.9)          (63.3)          451.5
                                                                               --------------  --------------  --------------
NET CHANGES IN UNREALIZED INVESTMENT GAINS (LOSSES)
  INCLUDED IN OTHER COMPREHENSIVE INCOME (NOTE 10)...........................   $      (5.2)    $      90.8     $      16.9
                                                                               ==============  ==============  ==============

INVESTING CASH FLOWS

[begin italic] Cash and cash equivalents consist of cash and short-term investments with original maturities of 90 days or less. [end italic]

INVESTMENT PURCHASES, SALES, REPAYMENTS AND MATURITIES:
($ amounts in millions)                                                                    YEAR ENDED DECEMBER 31,
                                                                               ----------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

Debt security purchases......................................................   $  (4,052.9)    $  (5,385.4)    $  (4,725.5)
Equity security purchases....................................................         (66.3)         (125.4)          (58.3)
Venture capital partnership investments......................................         (59.3)          (41.6)          (43.0)
Affiliate equity and debt security purchases.................................          --              --             (28.0)
Other invested asset purchases...............................................         (25.8)          (27.2)          (73.0)
Policy loan advances, net....................................................          44.7           (31.9)          (23.7)
                                                                               --------------  --------------  --------------
INVESTMENT PURCHASES.........................................................   $  (4,159.6)    $  (5,611.5)    $  (4,951.5)
                                                                               ==============  ==============  ==============

Debt securities sales........................................................   $   2,405.2     $   2,124.7     $   1,805.1
Debt securities maturities and repayments....................................       1,483.0         1,792.0         1,305.6
Equity security sales........................................................         111.2           235.7           273.2
Mortgage loan maturities and principal repayments............................          77.2           180.3            67.7
Venture capital partnership capital distributions............................          59.4            54.2            28.5
Affiliate securities sales...................................................           1.0            --              --
Real estate and other invested assets sales..................................          76.8            30.3            69.9
                                                                               --------------  --------------  --------------
INVESTMENT SALES, REPAYMENTS AND MATURITIES..................................   $   4,213.8     $   4,417.2     $   3,550.0
                                                                               ==============  ==============  ==============

The maturities of general account debt securities and mortgage loans, by contractual sinking fund payment and maturity, as of December 31, 2004 are summarized in the following table. Actual maturities will differ from contractual maturities as certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties, we have the right to put or sell certain obligations back to the issuers and we may refinance mortgage loans. Refinancing of mortgage loans was not significant during the three years ended 2004.

MATURITIES OF DEBT SECURITIES AND MORTGAGE LOANS:                                                MORTGAGE
($ amounts in millions)                                                            DEBT          LOANS AT
                                                                                SECURITIES       CARRYING
                                                                                  AT COST          VALUE          TOTAL
                                                                               --------------  --------------  --------------

Due in one year or less......................................................   $     164.7     $      25.1     $     189.8
Due after one year through five years........................................       2,356.0            89.3         2,445.3
Due after five years through ten years.......................................       3,642.4            59.8         3,702.2
Due after ten years..........................................................       6,725.9            33.7         6,759.6
                                                                               --------------  --------------  --------------
TOTAL........................................................................   $  12,889.0     $     207.9     $  13,096.9
                                                                               ==============  ==============  ==============


4. GOODWILL AND OTHER INTANGIBLE ASSETS

[begin italic] Effective January 1, 2002, we adopted the new accounting standard for goodwill and other intangible assets, including amounts reflected in our carrying value of equity method investments. Under this new standard, we discontinued recording amortization expense on goodwill and other intangible assets with indefinite lives. For goodwill and indefinite-lived intangible assets, we perform impairment tests at the reporting unit level at least annually. To test for impairments, we calculate the fair value of each reporting unit based on the sum of a multiple of revenue and the fair value of the unit's tangible net assets. We compare the calculated fair value to the recorded values and record an impairment, if warranted. [end italic]

Upon adoption of the new accounting standard, we recorded an after-tax cumulative effect charge of $10.3 million to reduce the carrying value of goodwill and other indefinite-lived intangible assets to fair value. This reduction was related to an international equity investment.


GROSS AND NET CARRYING AMOUNTS OF GOODWILL AND                                      YEAR ENDED DECEMBER 31,
OTHER INTANGIBLE ASSETS:                                        ---------------------------------------------------------------
($ amounts in millions)                                                      2004                             2003
                                                                ------------------------------   ------------------------------
                                                                     GROSS           NET             GROSS            NET
                                                                --------------  --------------   --------------  --------------

Goodwill.....................................................    $       5.8     $       4.5      $       5.8     $       4.5
Other........................................................            3.2             0.6              3.2             0.6
                                                                --------------  --------------   --------------  --------------
GOODWILL AND OTHER INTANGIBLE ASSETS.........................    $       9.0     $       5.1      $       9.0     $       5.1
                                                                ==============  ==============   ==============  ==============

During 2003, in a series of transactions with PFG Holdings, Inc. (PFG), we converted $5.5 million of convertible debentures with PFG and acquired additional common stock of PFG for $5.5 million. These transactions increased our ownership in PFG from 67% to 71% and generated additional goodwill of $2.0 million.

No amortization of intangible assets is expected over the next five years.

5. FINANCING ACTIVITIES

INDEBTEDNESS

[begin italic] We record indebtedness at unpaid principal balances of each instrument. For purposes of fair value disclosures, we determine the fair value of indebtedness based on contractual cash flows discounted at market rates. [end italic]

INDEBTEDNESS:                                                                          AS OF DECEMBER 31,
($ amounts in millions)                                         ---------------------------------------------------------------
                                                                              2004                           2003
                                                                ------------------------------   ------------------------------
                                                                  CARRYING          FAIR           CARRYING          FAIR
                                                                    VALUE           VALUE            VALUE           VALUE
                                                                --------------  --------------   --------------  --------------

6.95% surplus notes..........................................    $      30.2     $      34.4      $     175.0     $     188.8
7.15% surplus notes..........................................          173.9           174.8             --              --
                                                                --------------  --------------   --------------  --------------
TOTAL INDEBTEDNESS...........................................    $     204.1     $     209.2      $     175.0     $     188.8
                                                                ==============  ==============   ==============  ==============

Our 6.95% and 7.15% surplus notes are due December 1, 2006 and December 15, 2034, respectively. The carrying value of the 2034 notes is net of $1.1 million of unamortized original issue discount. Interest payments are at an annual rate of 6.95% and 7.15%, respectively, require the prior approval of the Superintendent of Insurance of the State of New York and may be made only out of surplus funds which the Superintendent determines to be available for such payments under New York insurance law. The 6.95% notes have no early redemption provisions. The 7.15% notes may be redeemed at our option at any time at the "make-whole" redemption price set forth in the offering circular. New York insurance law provides that the notes are not part of our legal liabilities. On December 15, 2004, we repurchased $144.8 million of the previously issued $175.0 million outstanding principal on our 6.95% notes and recognized an after-tax charge of $6.4 million for costs incurred, including the tender premium. Concurrent with the closing of the tender, we issued the $175.0 million 7.15% notes.

On November 22, 2004, we entered into a new $150.0 million three-year, unsecured senior revolving credit facility to replace our prior $150.0 million credit facility that was to expire on December 20, 2004. The prior facility consisted of two tranches: a $112.5 million, 364-day revolving credit facility and a $37.5 million three-year revolving credit facility. Potential borrowers on the new credit line are The Phoenix Companies, Inc., Phoenix Investment Partners and Phoenix Life. The Phoenix Companies guarantees any loans under this new facility to Phoenix Life and Phoenix Investment Partners. Base rate loans will bear interest at the greater of Wachovia Bank, National Association's prime commercial rate or the federal funds rate plus 0.50%. Eurodollar rate loans will bear interest at LIBOR plus an applicable percentage based on our Standard & Poor's and Moody's ratings. The $25 million drawn by Phoenix Investment Partners on the prior facility was refinanced using this new facility at the Eurodollar rate.


INTEREST EXPENSE ON INDEBTEDNESS:                                                          YEAR ENDED DECEMBER 31,
($ amounts in millions)                                                        ----------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

INTEREST EXPENSE INCURRED....................................................   $      12.8     $      12.2     $      12.2
                                                                               ==============  ==============  ==============
INTEREST PAID................................................................   $      12.6     $      12.2     $      12.2
                                                                               ==============  ==============  ==============


6. SEPARATE ACCOUNT ASSETS AND LIABILITIES

Separate account products are those for which a separate investment and liability account is maintained on behalf of the policyholder. Investment objectives for these separate accounts vary by fund account type, as outlined in the applicable fund prospectus or separate account plan of operations. Our separate account products include variable annuities and variable life insurance contracts.

[begin italic] Separate account assets and liabilities related to policyholder funds are carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Fees assessed to the contractholders for management services are included in revenues when services are rendered. [end italic]

7. INVESTMENTS PLEDGED AS COLLATERAL AND NON-RECOURSE COLLATERALIZED OBLIGATIONS

We are involved with various entities in the normal course of business that may be deemed to be variable interest entities and, as a result, we may be deemed to hold interests in those entities. In particular, we serve as the investment advisor to eight collateralized obligation trusts that were organized to take advantage of bond market arbitrage opportunities, including the three in the table below. These eight collateralized obligation trusts are investment trusts with aggregate assets of $3.0 billion that are primarily invested in a variety of fixed income securities acquired from third parties. These collateralized obligation trusts, in turn, issued tranched collateralized obligations and residual equity securities to third parties, as well as to our principal life insurance subsidiary's general account. Our asset management affiliates earned advisory fees of $8.0 million, $10.4 million and $7.9 million during the years ended December 31, 2004, 2003 and 2002, respectively. The collateralized obligation trusts reside in bankruptcy remote SPEs for which we provide neither recourse nor guarantees. Accordingly, our financial exposure to these collateralized obligation trusts stems from our life insurance subsidiary's general account direct investment in certain debt or equity securities issued by these collateralized obligation trusts. Our maximum exposure to loss with respect to our life insurance subsidiary's direct investment in the eight collateralized obligation trusts is $79.9 million at December 31, 2004 ($30.9 million of which relates to trusts that are consolidated). Of that exposure, $54.7 million ($20.0 million of which relates to trust that are consolidated) relates to investment grade debt securities and loss of management fees.

We consolidated three collateralized obligation trusts as of December 31, 2004, 2003 and 2002. As of December 31, 2004, our direct investment in the three consolidated collateralized obligation trusts is $30.9 million ($20.0 million of which is an investment grade debt security). We recognized investment income on debt and equity securities pledged as collateral, net of interest expense on collateralized obligations and applicable minority interest, of $3.4 million, $3.6 million and $2.6 million for the years ended December 31, 2004, 2003 and 2002, respectively, related to these three consolidated obligation trusts.

Five variable interest entities not consolidated by us under FIN 46(R) represent collateralized obligation trusts with approximately $1.6 billion of investment assets pledged as collateral. Our general account's direct investment in these unconsolidated variable interest entities is $49.0 million ($34.7 million of which are investment grade debt securities at December 31, 2004). We recognized investment advisory fee revenues related to the unconsolidated variable interest entities of $4.6 million, $6.8 million and $5.3 million for the years ended December 31, 2004, 2003 and 2002, respectively.


CONSOLIDATED VARIABLE INTEREST ENTITIES:                                                             AS OF DECEMBER 31,
($ amounts in millions)                                                                        ------------------------------
                                                                                                    2004            2003
                                                                                               --------------  --------------
ASSETS PLEDGED AS COLLATERAL, AT FAIR VALUE
Phoenix CDO I...............................................................................    $      94.4     $     148.8
Phoenix CDO II..............................................................................          294.5           332.6
Phoenix-Mistic 2002-1 CDO...................................................................          967.0           963.4
                                                                                               --------------  --------------
TOTAL.......................................................................................    $   1,355.9     $   1,444.8
                                                                                               ==============  ==============

NON-RECOURSE COLLATERALIZED OBLIGATIONS:
Phoenix CDO I (March 2011 maturity).........................................................    $     127.3     $     183.2
Phoenix CDO II (December 2012 mandatorily redeemable).......................................          329.4           375.6
Phoenix-Mistic 2002-1 CDO (September 2014 maturity).........................................          898.5           913.2
                                                                                               --------------  --------------
TOTAL.......................................................................................    $   1,355.2     $   1,472.0
                                                                                               ==============  ==============

Assets pledged as collateral consist of available-for-sale debt and equity securities at fair value of $1,278.8 million and $1,350.0 million at December 31, 2004 and 2003, respectively. In addition, cash and accrued investment income of $77.1 million and $94.8 million are included in these amounts at December 31, 2004 and 2003, respectively.

Non-recourse collateralized obligations are comprised of callable collateralized obligations of $1,253.4 million and $1,344.2 million at December 31, 2004 and 2003, respectively, and non-recourse derivative cash flow hedge liabilities of $101.8 million (notional amount of $1,118.2 million with maturities of 2005-2013) and $127.7 million (notional amount of $1,211.3 million with maturities of 2005-2013) at December 31, 2004 and 2003, respectively. Minority interest liabilities related to third-party equity investments in the consolidated variable interest entities is $37.7 million and $22.3 million at December 31, 2004 and 2003, respectively.

[begin italic] Collateralized obligations for which Phoenix Investment Partners is the sponsor and actively manages the assets, where we are deemed to be a primary beneficiary as a result of our variable interests, and where there is not a significant amount of outside third-party equity investment in the trust, are consolidated in our financial statements. Our financial exposure is limited to our share of equity and bond investments in these vehicles held in our general account as available-for-sale debt and equity securities, as applicable, and there are no financial guarantees from, or recourse, to us, for these collateralized obligation trusts.

Debt and equity securities pledged as collateral are recorded at fair value with any applicable unrealized investment gains or losses reflected as a component of accumulated other comprehensive income, net of applicable minority interest. We recognize realized investment losses on debt and equity securities in these collateralized obligations when declines in fair values, in our judgment, are considered to be other-than-temporarily impaired. Non-recourse obligations issued by the consolidated collateralized obligation trusts at face value and are recorded at unpaid principal balance. Non-recourse derivative cash flow hedges are carried on our consolidated balance sheet at fair value with an offsetting amount recorded in accumulated other comprehensive income. [end italic]

EFFECT OF CONSOLIDATION OF COLLATERALIZED OBLIGATION TRUSTS:                                 AS OF AND FOR THE
($ amounts in millions)                                                                   YEAR ENDED DECEMBER 31,
                                                                               ----------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

Decrease in net income or increase in net loss...............................   $     (12.9)    $      (2.4)    $     (26.3)
                                                                               ==============  ==============  ==============

Reduction to stockholders' equity............................................   $     (67.5)    $     (77.3)    $    (204.9)
                                                                               ==============  ==============  ==============

The above non-cash charges to earnings and stockholders' equity primarily relate to realized and unrealized investment losses within the collateralized obligation trusts. Upon maturity or other liquidation of the trusts, the fair value of the investments pledged as collateral will be used to settle the non-recourse collateralized obligations with any shortfall in such investments inuring to the third-party note and equity holders. To the extent there remains a recorded liability for non-recourse obligations after all the assets pledged as collateral are exhausted, such amount will be reduced to zero with a corresponding benefit to earnings. Accordingly, these investment losses and any future investment losses under this method of consolidation will ultimately reverse upon the maturity or other liquidation of the non-recourse collateralized obligations. These non-recourse obligations mature between 2011 through 2014 but contain call provisions. The call provisions may be triggered at the discretion of the equity investors based on market conditions and are subject to certain contractual limitations.

GAAP requires us to consolidate all the assets and liabilities of these collateralized obligation trusts which results in the recognition of realized and unrealized losses even though we have no legal obligation to fund such losses in the settlement of the collateralized obligations. The FASB continues to evaluate, through the issuance of FASB staff positions, the various technical implementation issues related to consolidation accounting. We will continue to assess the impact of any new implementation guidance issued by the FASB as well as evolving interpretations among accounting professionals. Additional guidance and interpretations may affect our application of consolidation accounting in future periods.

FAIR VALUE AND COST OF  DEBT AND EQUITY SECURITIES                                    AS OF DECEMBER 31,
PLEDGED AS COLLATERAL:                                          ---------------------------------------------------------------
($ amounts in millions)                                                      2004                             2003
                                                                ------------------------------   ------------------------------
                                                                  FAIR VALUE        COST          FAIR VALUE         COST
                                                                --------------  --------------   --------------  --------------

Debt securities pledged as collateral........................    $   1,276.9     $   1,159.9      $   1,348.8     $   1,238.6
Equity securities pledged as collateral......................            1.9             0.4              1.2             0.7
                                                                --------------  --------------   --------------  --------------
TOTAL DEBT AND EQUITY SECURITIES PLEDGED AS COLLATERAL.......    $   1,278.8     $   1,160.3      $   1,350.0     $   1,239.3
                                                                ==============  ==============   ==============  ==============


GROSS AND NET UNREALIZED GAINS AND LOSSES FROM                                         AS OF DECEMBER 31,
DEBT AND EQUITY SECURITIES PLEDGED AS COLLATERAL:               --------------------------------------------------------------
($ amounts in millions)                                                      2004                             2003
                                                                ------------------------------   -----------------------------
                                                                     GAINS          LOSSES            GAINS          LOSSES
                                                                --------------  --------------   --------------  --------------

Debt securities pledged as collateral........................    $     131.3     $     (14.3)     $     138.5     $     (28.3)
Equity securities pledged as collateral......................            1.6            (0.1)             0.7            (0.2)
                                                                --------------  --------------   --------------  --------------
TOTAL........................................................    $     132.9     $     (14.4)     $     139.2     $     (28.5)
                                                                ==============  ==============   ==============  ==============
NET UNREALIZED GAINS.........................................    $     118.5                      $     110.7
                                                                ==============                   ==============


AGING OF TEMPORARILY IMPAIRED                                              AS OF DECEMBER 31, 2004
DEBT AND EQUITY SECURITIES PLEDGED           ------------------------------------------------------------------------------------
AS COLLATERAL:                                   LESS THAN 12 MONTHS        GREATER THAN 12 MONTHS              TOTAL
($ amounts in millions)                      --------------------------   --------------------------   --------------------------
                                                 FAIR       UNREALIZED        FAIR       UNREALIZED       FAIR        UNREALIZED
                                                 VALUE        LOSSES          VALUE        LOSSES         VALUE         LOSSES
                                             ------------  ------------   ------------  ------------   ------------  ------------

Corporate..................................   $     16.2    $     (0.2)    $     25.2    $     (4.0)    $     41.4    $     (4.2)
Mortgage-backed............................         --            --             23.9          (8.3)          23.9          (8.3)
Other asset-backed.........................         --            --             21.0          (1.8)          21.0          (1.8)
                                             ------------  ------------   ------------  ------------   ------------  ------------
DEBT SECURITIES............................   $     16.2    $     (0.2)    $     70.1    $    (14.1)    $     86.3    $    (14.3)
EQUITY SECURITIES PLEDGED AS COLLATERAL....         --            --             --            (0.1)          --            (0.1)
                                             ------------  ------------   ------------  ------------   ------------  ------------
TOTAL TEMPORARILY IMPAIRED SECURITIES
  PLEDGED AS COLLATERAL....................   $     16.2    $     (0.2)    $     70.1    $    (14.2)    $     86.3    $    (14.4)
                                             ============  ============   ============  ============   ============  ============

Gross unrealized losses related to debt securities pledged as collateral whose fair value is less than the security's amortized cost totals $14.3 million at December 31, 2004. Gross unrealized losses on debt securities with a fair value less than 80% of the security's amortized cost totaled $7.8 million at December 31, 2004. The majority of these debt securities are investment grade issues that continue to perform to their original contractual terms at December 31, 2004.

MATURITY OF DEBT SECURITIES PLEDGED AS COLLATERAL:                                                                2004
($ amounts in millions)                                                                                           COST
                                                                                                              --------------

Due in one year or less.....................................................................................   $      20.7
Due after one year through five years.......................................................................         294.3
Due after five years through ten years......................................................................         689.8
Due after ten years.........................................................................................         155.1
                                                                                                              --------------
TOTAL DEBT SECURITIES.......................................................................................   $   1,159.9
                                                                                                              ==============

The amount of CDO-related derivative cash flow hedge ineffectiveness recognized through earnings for the years ended December 31, 2004 and 2003 is ($0.7) million and $0.0 million, respectively. See Note 7 to our consolidated financial statements for information on realized investment losses related to these CDOs.

8. INCOME TAXES

[begin italic] We recognize income tax expense or benefit based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. We allocate income taxes to income, other comprehensive income and additional paid-in capital, as applicable.

We recognize current income tax assets and liabilities for estimated income taxes refundable or payable based on the current year's income tax returns. We recognize deferred income tax assets and liabilities for the estimated future income tax effects of temporary differences and carryforwards. Temporary differences are the differences between the financial statement carrying amounts of assets and liabilities and their tax bases, as well as the timing of income or expense recognized for financial reporting and tax purposes of items not related to assets or liabilities. If necessary, we establish valuation allowances to reduce the carrying amount of deferred income tax assets to amounts that are more likely than not to be realized. We periodically review the adequacy of these valuation allowances and record any reduction in allowances through earnings.

In accordance with an income tax sharing agreement with The Phoenix Companies, we compute the provision for federal income taxes as if we were filing a separate federal income tax return, except that benefits arising from income tax credits and net operating losses are allocated to those subsidiaries producing such benefits to the extent they are utilized in The Phoenix Companies' consolidated federal income tax return. [end italic]

ALLOCATION OF INCOME TAXES:                                                                YEAR ENDED DECEMBER 31,
($ amounts in millions)                                                        ----------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

Income taxes (benefit) applicable to:
  Current....................................................................   $     (12.5)    $       1.5     $     (14.3)
  Deferred...................................................................          72.2             2.4            (3.7)
                                                                               --------------  --------------  --------------
  Continuing operations......................................................          59.7             3.9           (18.0)
  Equity in earnings of affiliates...........................................          (6.8)           (0.2)            2.6
                                                                               --------------  --------------  --------------
NET INCOME (LOSS)............................................................          52.9             3.7           (15.4)
Other comprehensive income...................................................         (14.0)           (2.4)           (6.0)
                                                                               --------------  --------------  --------------
COMPREHENSIVE INCOME (LOSS)..................................................   $      38.9     $       1.3     $     (21.4)
                                                                               ==============  ==============  ==============

INCOME TAXES PAID (RECOVERED)................................................   $       6.0     $       1.3     $      (2.2)
                                                                               ==============  ==============  ==============


EFFECTIVE INCOME TAX RATE:                                                                 YEAR ENDED DECEMBER 31,
($ amounts in millions)                                                        ----------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

Income (loss) from continuing operations before income taxes
  and minority interest......................................................   $     194.0     $      41.1     $     (33.0)
                                                                               --------------  --------------  --------------
Income taxes (benefit) at statutory rate of 35.0%............................          67.9            14.4           (11.6)
Tax-advantaged investment income.............................................         (10.8)           (6.9)          (12.6)
Tax interest recoveries......................................................          --              (1.1)           --
Realized losses on available-for-sale securities pledged as collateral.......           4.5             0.9             9.2
Other, net...................................................................          (1.9)           (3.4)           (3.0)
                                                                               --------------  --------------  --------------
INCOME TAXES (BENEFIT) APPLICABLE TO CONTINUING OPERATIONS...................   $      59.7     $       3.9     $     (18.0)
                                                                               ==============  ==============  ==============

DEFERRED INCOME TAX BALANCES ATTRIBUTABLE TO TEMPORARY DIFFERENCES:                                      YEAR ENDED
($ amounts in millions)                                                                                 DECEMBER 31,
                                                                                               ------------------------------
                                                                                                    2004            2003
                                                                                               --------------  --------------
Deferred income tax assets:
Future policyholder benefits................................................................    $     214.1     $     215.2
Unearned premiums / deferred revenues.......................................................          118.1           125.1
Employee benefits...........................................................................           73.0            74.0
Intangible assets...........................................................................            2.6             2.7
Net operating loss carryover benefits.......................................................           29.9            39.3
Low income housing tax credit carryover benefits............................................           12.3            12.3
Foreign tax credits carryover benefits......................................................            0.1             0.1
Valuation allowance.........................................................................           (1.1)           (1.7)
Other.......................................................................................            6.1             1.0
                                                                                               --------------  --------------
GROSS DEFERRED INCOME TAX ASSETS............................................................          455.1           468.0
                                                                                               --------------  --------------
Deferred tax liabilities:
Deferred policy acquisition costs...........................................................         (335.6)         (316.1)
Investments.................................................................................         (133.2)         (114.9)
Other.......................................................................................           (7.8)           (6.8)
                                                                                               --------------  --------------
GROSS DEFERRED INCOME TAX LIABILITIES.......................................................         (476.6)         (437.8)
                                                                                               --------------  --------------
DEFERRED INCOME TAX ASSETS (LIABILITIES)....................................................    $     (21.5)    $      30.2
                                                                                               ==============  ==============

We have elected to file a consolidated federal income tax return for 2004 and prior years with The Phoenix Companies. Within the consolidated tax return, we are required by Internal Revenue Service regulations to segregate the entities into two groups: life insurance companies and non-life insurance companies. We are limited as to the amount of any operating losses from one group that can be offset against taxable income of the other group. These limitations affect the amount of any operating loss carryforwards that we have now or in the future.

As of December 31, 2004, we had deferred tax assets related to net operating losses of $28.8 million for federal income tax purposes and $1.1 million for state income tax purposes. The deferred tax assets related to the federal net operating losses are scheduled to expire as follows: $21.4 million in 2017, $4.4 million in 2018 and $3.0 million in 2023. The deferred tax assets related to the state net operating losses relate to the non-life subgroup and are scheduled to expire between 2020 and 2023. Due to the inability to combine the life insurance and non-life insurance subgroups for state income tax purposes, a $1.1 million and a $1.7 million valuation allowance has been established at the end of 2004 and 2003, respectively, relative to the state net operating loss carryforwards.

As of December 31, 2004, the deferred income tax assets of $12.3 million related to low income housing tax credits are expected to expire as follows: $4.1 million in 2022, $4.1 million in 2023 and $4.1 million in 2024.

As of December 31, 2004, we had foreign tax credit carryover totaling $0.1 million, which is scheduled to expire in 2006. We expect to realize the benefits of the foreign tax credits, therefore, no valuation allowance has been recorded against this tax benefit.

We have determined, based on our earnings and future income, that it is more likely than not that the deferred income tax assets after valuation allowance already recorded as of December 31, 2004 and 2003 will be realized. In determining the adequacy of future income, we have considered projected future income, reversal of existing temporary differences and available tax planning strategies that could be implemented, if necessary.

Our federal income tax returns are routinely audited by the IRS, and estimated provisions are routinely provided in the financial statements in anticipation of the results of these audits. While it is often difficult to predict the outcome of these audits, including the timing of any resolution of any particular tax matter, we believe that our reserves, as reported on our consolidated balance sheet, are adequate for all open tax years. Unfavorable resolution of any particular issue could result in additional use of cash to pay liabilities that would be deemed owed to the IRS. Additionally, any unfavorable or favorable resolution of any particular issue could result in an increase or decrease, respectively, to our effective income tax rate to the extent that our estimates differ from the ultimate resolution. Tax-advantaged investment income for 2004 includes a $5.7 million benefit related to the favorable resolution of certain tax matters with the IRS.

9. EMPLOYEE BENEFIT PLANS AND EMPLOYMENT AGREEMENTS

EMPLOYEE BENEFIT PLANS AND EMPLOYMENT AGREEMENTS

The Phoenix Companies sponsors a non-contributory, defined benefit pension plan covering substantially all of its employees. Retirement benefits are a function of both years of service and level of compensation. The Phoenix Companies also sponsors a non-qualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. The Phoenix Companies' funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 (ERISA). Contributions are intended to provide not only for benefits attributable to service to date, but also for service expected to be earned in the future.

The Phoenix Companies sponsors pension and savings plans for its employees, and employees and agents of its subsidiaries. The qualified plans comply with requirements established by the ERISA and excess benefit plans provide for that portion of pension obligations, which is in excess of amounts permitted by ERISA. The Phoenix Companies also provides certain health care and life insurance benefits for active and retired employees. We incur applicable employee benefit expenses through the process of cost allocation by The Phoenix Companies.

In addition to The Phoenix Companies' pension plans, The Phoenix Companies currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by The Phoenix Companies. A substantial portion of Phoenix affiliate employees may become eligible for these benefits upon retirement. The health care plans have varying co-payments and deductibles, depending on the plan. These plans are unfunded.

Prior to June 25, 2001, Phoenix Life sponsored the aforementioned employee benefit plans. Effective June 25, 2001, Phoenix Life's parent, The Phoenix Companies, Inc., became the sponsor of these plans. Substantially all of our employees remained participants of the plans.

[begin italic] We recognize pension and other post-retirement benefit costs and obligations over the employees' expected service periods by discounting an estimate of aggregate benefits. We estimate aggregate benefits by using assumptions for employee turnover, future compensation increases, rates of return on pension plan assets and future health care costs. We recognize an expense for differences between actual experience and estimates over the average future service period of participants. We recognize an expense for our contributions to employee and agent savings plans at the time employees and agents make contributions to the plans. We also recognize the costs and obligations of severance, disability and related life insurance and health care benefits to be paid to inactive or former employees after employment but before retirement. Effective with the change in sponsorship of employee benefit plans to our parent, the liability for the excess of accrued pension cost of each plan over the amounts contributed to the plans was recorded as an employee benefit liability due to parent. In addition, the allocated expense for each period is recorded as a liability due to parent.

Prior to the aforementioned change in plan sponsorship to our parent in 2001, we also recognized an additional liability for any excess of the accumulated benefit obligation of each plan over the fair value of plan assets. The offset to this additional liability is first recognized as an intangible asset, which is limited to unrecognized prior service, including any unrecognized net transition obligation. Any additional offsets are then recognized as an adjustment to accumulated other comprehensive income. Effective with the June 25, 2001 change in sponsorship of our pension plans to our parent, the additional liability for excess of accumulated benefit obligation over the plan assets became a direct liability of our parent. Accordingly we have accounted for this forgiveness of a liability by our parent as a capital contribution of $14.4 million as of January 1, 2002. [end italic]

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits, and the net assets of the plans available for benefits is not separately calculated for our participation in the plans. The Phoenix Companies, the plan sponsor, established an accrued liability and amounts attributable to us have been allocated and recorded as an expense and employee benefit liability to our parent.

UNDERLYING PRINCIPAL RATES AND ASSUMPTIONS:                                                YEAR ENDED DECEMBER 31,
                                                                               ----------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------
PRINCIPAL RATES AND ASSUMPTIONS
ASSUMPTIONS USED TO DETERMINE BENEFIT OBLIGATIONS
Projected benefit obligation discount rate...................................       5.75%           6.00%           6.50%
Future compensation increase rate............................................       4.00%           3.50%           3.50%
Pension plan assets long-term rate of return.................................       8.50%           8.50%           8.50%
Deferred investment gain/loss amortization corridor..........................       5.00%           5.00%           5.00%
Future health care cost increase rate, age 64 and younger....................       8.50%           9.25%          10.00%
Future health care cost increase rate, age 65 and older......................      10.50%          11.25%          12.00%

ASSUMPTIONS USED TO DETERMINE BENEFIT COSTS
Projected benefit obligation discount rate...................................       6.00%           6.50%           7.00%
Future compensation increase rate............................................       3.50%           3.50%           4.00%
Pension plan assets long-term rate of return.................................       8.50%           8.50%           9.00%
Deferred investment gain/loss amortization corridor..........................       5.00%           5.00%           5.00%
Future health care cost increase rate, age 64 and younger....................       9.25%          10.00%           5.50%
Future health care cost increase rate, age 65 and older......................      11.25%          12.00%           5.50%


CHANGES IN PENSION PLANS' ASSETS AND                                                YEAR ENDED DECEMBER 31,
PROJECTED BENEFIT OBLIGATIONS:                                  ---------------------------------------------------------------
($ amounts in millions)                                                 EMPLOYEE PLAN                  SUPPLEMENTAL PLAN
                                                                ------------------------------   ------------------------------
                                                                     2004            2003             2004            2003
                                                                --------------  --------------   --------------  --------------

PLANS' ASSETS
Plan assets' actual gain (loss)..............................    $      44.3     $      66.4      $      --       $      --
Employer contributions.......................................            8.9            --                5.7             5.1
Participant benefit payments.................................          (25.7)          (25.2)            (5.7)           (5.1)
                                                                --------------  --------------   --------------  --------------
Change in plan assets........................................           27.5            41.2             --              --
Plan assets, beginning of year...............................          368.9           327.7             --              --
                                                                --------------  --------------   --------------  --------------
PLANS' ASSETS, END OF YEAR...................................    $     396.4     $     368.9      $      --       $      --
                                                                ==============  ==============   ==============  ==============

PLANS' PROJECTED BENEFIT OBLIGATION
Service and interest cost accrual............................    $     (36.1)    $     (37.1)     $      (7.0)    $      (8.4)
Actuarial gain (loss)........................................          (35.5)          (39.9)           (11.2)            7.6
Curtailment gain (loss)......................................            7.5             1.3              2.7            (2.2)
Participant benefit payments.................................           25.7            25.2              5.7             5.1
                                                                --------------  --------------   --------------  --------------
Change in projected benefit obligation.......................          (38.4)          (50.5)            (9.8)            2.1
Projected benefit obligation, beginning of year..............         (460.6)         (410.1)          (124.8)         (126.9)
                                                                --------------  --------------   --------------  --------------
PROJECTED BENEFIT OBLIGATION, END OF YEAR....................    $    (499.0)    $    (460.6)     $    (134.6)    $    (124.8)
                                                                ==============  ==============   ==============  ==============


FUNDED STATUS OF PENSION PLANS:                                                     YEAR ENDED DECEMBER 31,
($ amounts in millions)                                         ---------------------------------------------------------------
                                                                         EMPLOYEE PLAN                 SUPPLEMENTAL PLAN
                                                                ------------------------------   ------------------------------
                                                                     2004            2003             2004            2003
                                                                --------------  --------------   --------------  --------------

Excess of accrued pension benefit cost over amount
  contributed to plan........................................    $     (37.0)    $     (38.3)     $     (86.0)    $     (82.0)
Excess of accumulated benefit  obligation over plan assets...          (41.2)          (27.4)           (40.6)          (30.9)
                                                                --------------  --------------   --------------  --------------
Accrued benefit obligation in other liabilities..............          (78.2)          (65.7)          (126.6)         (112.9)
Intangible asset.............................................            8.0            11.0             --              --
Minimum pension liability adjustment in accumulated
  other comprehensive income.................................           33.2            16.4             40.6            30.9
                                                                --------------  --------------   --------------  --------------
Funding status recognized in balance sheet...................          (37.0)          (38.3)           (86.0)          (82.0)
                                                                --------------  --------------   --------------  --------------
Net unamortized loss.........................................          (57.6)          (44.8)           (52.6)          (47.6)
Unamortized prior service (cost) credit......................           (8.0)          (11.0)             4.0             4.8
Net unamortized transition asset.............................           --               2.4             --              --
                                                                --------------  --------------   --------------  --------------
Funding status unrecognized in balance sheet.................          (65.6)          (53.4)           (48.6)          (42.8)
                                                                --------------  --------------   --------------  --------------
PLAN ASSETS LESS THAN PROJECTED BENEFIT OBLIGATIONS,
  END OF YEAR................................................    $    (102.6)    $     (91.7)     $    (134.6)    $    (124.8)
                                                                ==============  ==============   ==============  ==============

The Phoenix Companies expects to contribute $43.3 million to the employee pension plan through 2009, including $6.5 million during 2005.


FUNDED STATUS OF OTHER POSTRETIREMENT BENEFIT PLANS:                                                AS OF DECEMBER 31,
($ amounts in millions)                                                                        ------------------------------
                                                                                                    2004            2003
                                                                                               --------------  --------------

Accrued benefit obligation included in other liabilities....................................    $     (88.0)    $    (100.5)
                                                                                               --------------  --------------
Net unamortized gain........................................................................           10.3             6.3
Unamortized prior service (costs) credits...................................................            7.4            15.5
                                                                                               --------------  --------------
Funding status unrecognized in balance sheet................................................           17.7            21.8
                                                                                               --------------  --------------
PLAN ASSETS LESS THAN PROJECTED BENEFIT OBLIGATIONS, END OF YEAR............................    $     (70.3)    $     (78.7)
                                                                                               ==============  ==============

The health care cost trend rate has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation by $1.0 million and the annual service and interest cost by $0.1 million. Decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation by $1.0 million and the annual service and interest cost by $0.1 million.

MANAGEMENT RESTRUCTURING EXPENSE AND EMPLOYMENT AGREEMENTS

The Phoenix Companies and certain of its key executives have entered into agreements that will, in certain circumstances, provide separation benefits upon the termination of the executive's employment by The Phoenix Companies for reasons other than death, disability, cause or retirement, or by the executive for "good reason," as defined in the agreements. For most of these executives, the agreements provide this protection only if the termination occurs following (or is effectively connected with) the occurrence of a change of control, as defined in the agreements. Upon a change in control, The Phoenix Companies is required to make an irrevocable contribution to a trust as soon as possible following such change in control in an amount equal to pay such benefits payable under such agreements. In such circumstances, we might be required to fund all or a portion of any contribution made.

We recorded a non-recurring expense of $31.8 million ($20.7 million after income taxes), $5.2 million ($3.2 million after income taxes) and $30.5 million ($20.1 million after income taxes) in 2004, 2003 and 2002, respectively, primarily in connection with organizational and employment-related costs. The 2004 charges relate mainly our allocated portion of charges stemming from The Phoenix Companies' sale of its retail affiliated broker-dealer operations and the outsourcing of our information technology infrastructure services. Reserves for management restructuring agreements are not material to our consolidated financial statements at December 31, 2004 and 2003.

10. OTHER COMPREHENSIVE INCOME

[begin italic] We record unrealized gains and losses on available-for-sale securities, minimum pension liability adjustments in excess of unrecognized prior service cost, foreign currency translation gains and losses and effective portions of the gains or losses on derivative instruments designated as cash flow hedges in accumulated other comprehensive income. Unrealized gains and losses on available-for-sale securities are recorded in other comprehensive income until the related securities are sold, reclassified or deemed to be impaired. Minimum pension liability adjustments in excess of unrecognized prior service cost are adjusted or eliminated in subsequent periods to the extent that plan assets exceed accumulated benefits. Foreign currency translation gains and losses are recorded in accumulated other comprehensive income. We also consider unrealized foreign currency losses when evaluating investments for impairment. The effective portions of the gains or losses on derivative instruments designated as cash flow hedges are reclassified into earnings in the same period in which the hedged transaction affects earnings. If it is probable that a hedged forecasted transaction will no longer occur, the effective portions of the gains or losses on derivative instruments designated as cash flow hedges are reclassified into earnings immediately. [end italic]

SOURCES OF OTHER COMPREHENSIVE INCOME:                                      YEAR ENDED DECEMBER 31,
($ amounts in millions)                      --------------------------------------------------------------------------------------
                                                         2004                         2003                         2002
                                             ---------------------------   --------------------------   ---------------------------
                                                 GROSS          NET           GROSS          NET           GROSS           NET
                                             ------------  -------------   ------------  ------------   ------------  -------------

Unrealized gains (losses) on
  investments.............................    $     23.9    $     17.2      $    140.9    $    164.5     $    609.1    $    108.3
Net realized investment losses on
  available-for-sale securities included
  in net income...........................         (43.0)        (22.4)         (113.4)        (73.7)        (140.7)        (91.4)
                                             ------------  -------------   ------------  ------------   ------------  -------------
Net unrealized investment gains...........         (19.1)         (5.2)           27.5          90.8          468.4          16.9
Net unrealized foreign currency
  translation adjustment .................          (4.6)         (0.6)           11.9           8.2            7.1           1.2
Net unrealized derivative instruments
  gains (losses)..........................          13.1          13.3            35.9          36.6         (128.0)       (129.9)
                                             ------------  -------------   ------------  ------------   ------------  -------------
Other comprehensive income (loss).........         (10.6)   $      7.5            75.3    $    135.6          347.5    $   (111.8)
                                             ------------  =============   ------------  ============   ------------  =============
Applicable policyholder dividend
  obligation..............................           3.6                         (45.5)                       369.4
Applicable deferred policy acquisition
  cost amortization.......................          (7.7)                        (12.4)                        95.9
Applicable deferred income taxes
  (benefit)...............................         (14.0)                         (2.4)                        (6.0)
                                             --------------                -------------                -------------
Offsets to other comprehensive income.....         (18.1)                        (60.3)                       459.3
                                             --------------                -------------                -------------
OTHER COMPREHENSIVE INCOME (LOSS).........    $      7.5                    $    135.6                   $   (111.8)
                                             ==============                =============                =============


COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE INCOME:                                       AS OF DECEMBER 31,
($ amounts in millions)                                                 -------------------------------------------------------
                                                                                   2004                         2003
                                                                        --------------------------   --------------------------
                                                                            GROSS         NET            GROSS         NET
                                                                        ------------  ------------   ------------  ------------

Unrealized gains on investments....................................      $    718.9    $    152.7     $    738.0    $    157.9
Unrealized foreign currency translation adjustment.................             5.7           3.2           10.3           3.8
Unrealized losses on derivative instruments........................          (123.2)       (107.4)        (136.3)       (120.7)
                                                                        ------------  ------------   ------------  -------------
Accumulated other comprehensive income.............................           601.4    $     48.5          612.0    $     41.0
                                                                        ------------  ============   ------------  =============
Applicable policyholder dividend obligation........................           436.3                        432.7
Applicable deferred policy acquisition costs.......................            86.4                         94.1
Applicable deferred income taxes...................................            30.2                         44.2
                                                                        -------------                -------------
Offsets to accumulated other comprehensive income..................           552.9                        571.0
                                                                        -------------                -------------
ACCUMULATED OTHER COMPREHENSIVE INCOME.............................      $     48.5                   $     41.0
                                                                        =============                =============


11. DISCONTINUED OPERATIONS

During 1999, we discontinued the operations of three of our business segments which in prior years had been reflected as reportable business segments: reinsurance operations, group life and health operations and real estate management operations. See Note 16 for further information regarding our discontinued reinsurance and group life and health operations.

We have excluded assets and liabilities of the discontinued operations from the assets and liabilities of continuing operations and on a net basis included them in other general account assets on our balance sheet.

12. DERIVATIVE INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

DERIVATIVE INSTRUMENTS

We maintain an overall interest rate risk-management strategy that primarily incorporates the use of interest rate swaps as hedges of our exposure to changes in interest rates. Our exposure to changes in interest rates primarily results from our commitments to fund interest-sensitive insurance liabilities, as well as from our significant holdings of fixed rate financial instruments.

[begin italic] We recognize all derivative instruments on the balance sheet at fair value. Generally, we designate each derivative according to the associated exposure as either a fair value or cash flow hedge at its inception as we do not enter into derivative contracts for trading or speculative purposes.

Except for the foreign currency swaps discussed below, all fair value hedges are accounted for with changes in the fair value of related interest rate swaps recorded on the balance sheet with an offsetting amount recorded to the hedged item's balance sheet carrying amount. Changes in the fair value of foreign currency swaps used as hedges of the fair value of foreign currency denominated assets are reported in current period earnings with the change in value of the hedged asset attributable to the hedged risk.

Cash flow hedges are generally accounted for with changes in the fair value of related interest rate swaps recorded on the balance sheet with an offsetting amount recorded in accumulated other comprehensive income. The effective portion of changes in fair values of derivatives hedging the variability of cash flows related to forecasted transactions are reported in accumulated other comprehensive income and reclassified into earnings in the periods during which earnings are affected by the variability of the cash flows of the hedged item.

Changes in the fair value of derivative instruments not designated as hedging instruments and ineffective portions of hedges are recognized in net investment income in the period incurred. [end italic]


DERIVATIVE INSTRUMENTS HELD IN                                                              AS OF DECEMBER 31,
GENERAL ACCOUNT:                                                         --------------------------------------------------------
($ amounts in millions)                                                             2004                        2003
                                                                         --------------------------   ---------------------------
                                               NOTIONAL
                                                AMOUNT        MATURITY       ASSET      LIABILITY         ASSET       LIABILITY
                                             -------------  -----------  ------------  ------------   -------------  ------------
INTEREST RATE SWAPS
    Cash flow hedges......................    $       30       2007       $       2.8   $      --      $       4.5    $     --
    Non-hedging derivative instruments....           360       2007              16.5          14.0           25.1          21.7
Other.....................................            50     2004-2008            0.1          --              0.4          --
                                             -------------               ------------  ------------   -------------  ------------
TOTAL GENERAL ACCOUNT
  DERIVATIVE INSTRUMENT POSITIONS.........    $      440                  $      19.4   $      14.0    $      30.0    $     21.7
                                             =============               ============  ============   =============  ============

Fair value hedges. We currently hold interest rate swaps that convert a portion of our fixed rate debt portfolio to variable rate debt. These hedges are accounted for under the shortcut method and, therefore, no hedge ineffectiveness is recorded in current period earnings associated with these interest rate swaps.

Cash flow hedges. We currently hold interest rates swaps that effectively convert variable rate bond cash flows to fixed cash flows in order to better match the cash flows of associated liabilities. These hedges are accounted for under the shortcut method and, therefore, no hedge ineffectiveness was recorded in earnings for 2004, 2003 and 2002. We do not expect to reclassify any amounts reported in accumulated other comprehensive income into earnings over the next twelve months with respect to these hedges.

Non-hedging derivative instruments. We also hold interest rate swaps that were initially entered into as hedges of an anticipated purchase of assets associated with an acquisition of a block of insurance liabilities. Subsequently, offsetting swap positions were taken to lock in a stream of income to supplement the income on the assets purchased.

We are exposed to credit risk in the event of non-performance by counterparties to these derivative instruments. We do not expect that counterparties will fail to meet their financial obligation as we only enter into derivative contracts with a number of highly rated financial institutions. The credit exposure of these instruments is the positive fair value at the reporting date, or $19.4 million as of December 31, 2004. We consider the likelihood of any material loss on these instruments to be remote.

FAIR VALUE OF FINANCIAL INSTRUMENTS
CARRYING AMOUNTS AND ESTIMATED FAIR VALUES OF                                          AS OF DECEMBER 31,
FINANCIAL INSTRUMENTS:                                          ---------------------------------------------------------------
($ amounts in millions)                                                       2004                            2003
                                                                ------------------------------   ------------------------------
                                                                    CARRYING         FAIR           CARRYING         FAIR
                                                                     VALUE           VALUE            VALUE          VALUE
                                                                --------------  --------------   --------------  --------------

Cash and cash equivalents....................................    $     324.0     $     324.0      $     382.7     $     382.7
Debt securities (Note 3).....................................       13,473.6        13,473.6         13,268.8        13,268.8
Available-for-sale equity securities (Note 3)................          160.2           160.2            184.0           184.0
Trading equity securities....................................           87.3            87.3             --              --
Mortgage loans (Note 3)......................................          207.9           220.4            284.1           301.4
Debt and equity securities pledged as collateral (Note 7)....        1,278.8         1,278.8          1,350.0         1,350.0
Derivative financial instruments.............................           19.4            19.4             30.0            30.0
Policy loans (Note 3)........................................        2,196.7         2,318.0          2,241.4         2,370.0
                                                                --------------  --------------   --------------  --------------
FINANCIAL ASSETS.............................................    $  17,747.9     $  17,881.7      $  17,741.0     $  17,886.9
                                                                ==============  ==============   ==============  ==============

Investment contracts (Note 2)................................    $   3,492.4     $   3,510.8      $   3,642.7     $   3,680.8
Non-recourse collateralized obligations (Note 7).............        1,355.2         1,355.9          1,472.0         1,444.8
Indebtedness (Note 5)........................................          204.1           209.2            175.0           188.8
Derivative financial instruments.............................           14.0            14.0             21.7            21.7
                                                                --------------  --------------   --------------  --------------
FINANCIAL LIABILITIES........................................    $   5,065.7     $   5,089.9      $   5,311.4     $   5,336.1
                                                                ==============  ==============   ==============  ==============


13. PHOENIX LIFE STATUTORY FINANCIAL INFORMATION AND REGULATORY MATTERS


STATUTORY FINANCIAL DATA:                                                              AS OF AND FOR THE YEARS ENDED
($ amounts in millions)                                                                         DECEMBER 31,
                                                                               ----------------------------------------------
                                                                                    2004            2003           2002
                                                                               --------------  --------------  --------------

Statutory capital, surplus, and surplus notes................................   $     814.6     $     762.9     $     861.0
Asset valuation reserve (AVR)................................................         213.6           198.6           147.0
                                                                               --------------  --------------  --------------
STATUTORY CAPITAL, SURPLUS, SURPLUS NOTES AND AVR............................   $   1,028.2     $     961.5     $   1,008.0
                                                                               ==============  ==============  ==============
STATUTORY GAIN FROM OPERATIONS...............................................   $      35.1     $      69.7     $      44.5
                                                                               ==============  ==============  ==============
STATUTORY NET INCOME.........................................................   $      47.1     $      21.5     $       7.5
                                                                               ==============  ==============  ==============

New York Insurance Law requires that New York life insurers report their risk-based capital (RBC). RBC is based on a formula calculated by applying factors to various assets, premium and statutory reserve items. The formula takes into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. New York insurance law gives the New York Superintendent of Insurance explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital does not exceed certain RBC levels. Each of the U.S. insurance subsidiaries of Phoenix Life is also subject to these same RBC requirements. Phoenix Life and each of its insurance subsidiaries' RBC was in excess of 300% of Company Action Level (the level where a life insurance enterprise must submit a comprehensive plan to state insurance regulators) as of December 31, 2004 and 2003.

Under New York Insurance Law, Phoenix Life can pay stockholder dividends to us in any calendar year without prior approval from the New York Insurance Department in the amount of the lesser of 10% of Phoenix Life's surplus to policyholders as of the immediately preceding calendar year or Phoenix Life's statutory net gain from operations for the immediately preceding calendar year, not including realized capital gains. Phoenix Life paid dividends of $69.7 million in 2004 and is able to pay $35.1 million in dividends in 2005 without prior approval from the New York Insurance Department. Any additional dividend payments, in excess of $35.1 million in 2005, would be subject to the discretion of the New York Superintendent of Insurance.

14. PREMISES AND EQUIPMENT

[begin italic] Premises and equipment, consisting primarily of office buildings occupied by us, are stated at cost less accumulated depreciation and amortization. We depreciate buildings on the straight-line method over 10 to 45 years and equipment primarily on a modified accelerated method over 3 to 10 years. We amortize leasehold improvements over the terms of the related leases. [end italic]

Premises and equipment are included in other general account assets in our balance sheet.

COST AND CARRYING VALUE:                                                               AS OF DECEMBER 31,
($ amounts in millions)                                         ---------------------------------------------------------------
                                                                             2004                             2003
                                                                ------------------------------   ------------------------------
                                                                                    CARRYING                        CARRYING
                                                                     COST            VALUE            COST            VALUE
                                                                --------------  --------------   --------------  --------------

Real estate..................................................    $     116.0     $      45.7      $     148.8     $      63.5
Equipment....................................................          168.7            23.6            154.8            31.8
                                                                --------------  --------------   --------------  --------------
Premises and equipment cost and carrying value...............          284.7     $      69.3            303.6     $      95.3
                                                                                ==============                   ==============
Accumulated depreciation and amortization....................         (215.4)                          (208.3)
                                                                --------------                   --------------
PREMISES AND EQUIPMENT.......................................    $      69.3                      $      95.3
                                                                ==============                   ==============

Depreciation and amortization expense for premises and equipment for 2004, 2003 and 2002 totaled $11.3 million, $16.2 million and $15.7 million, respectively.

In May 25, 2004, we sold our Enfield, Connecticut office facility, for a loss of $1.0 million ($0.7 million after-tax). In anticipation of that sale, we had recorded a $6.2 million ($4.0 million after-tax) realized impairment loss in 2003.

Rental expenses for operating leases for continuing operations, principally with respect to buildings, amounted to $6.7 million, $11.7 million and $12.7 million in 2004, 2003 and 2002, respectively. Future minimum rental payments under non-cancelable operating leases for continuing operations were $10.1 million as of December 31, 2004, payable as follows: 2004, $3.6 million; 2005, $3.2 million; 2006, $2.4 million; 2007, $0.8 million; and 2008, $0.1 million.

15. RELATED PARTY TRANSACTIONS

Phoenix Investment Partners, an indirect wholly-owned subsidiary of The Phoenix Companies, through its affiliated registered investment advisors, provides investment advisory services to Phoenix Life for a fee. Investment advisory fees incurred by Phoenix Life under this arrangement were $8.2 million, $8.2 million and $8.2 million for 2004, 2003 and 2002, respectively. Amounts payable to the affiliated investment advisors were $1.1 million and $1.5 million, as of December 31, 2004 and 2003, respectively. Variable product separate accounts fees were $3.2 million, $2.6 million and $5.3 million for 2004, 2003 and 2002, respectively.

On February 26, 2001, Phoenix Life entered into a $69.0 million subordinated loan agreement with Phoenix Investment Partners, due March 1, 2006, in exchange for debentures held by Phoenix Life. Interest is payable quarterly in arrears at an annual rate based on LIBOR plus 2%. The average blended interest rate was approximately 3%, 3% and 4% for the years ended December 31, 2004, 2003 and 2002, respectively. The loan agreement requires no principal repayment prior to maturity.

Phoenix Equity Planning Corporation (PEPCO), a wholly-owned subsidiary of Phoenix Investment Partners, is the principal underwriter of Phoenix Life's annuity and variable life contracts. Contracts may be purchased through registered representatives of a former Phoenix affiliate, W.S. Griffith & Co., Inc. (Griffith), as well as other outside broker-dealers who are licensed to sell Phoenix Life annuity contracts. Phoenix Life incurred commissions for contracts underwritten by PEPCO of $51.8 million for 2004 and $51.9 million for 2003. Amounts payable to PEPCO were $6.0 million and $5.5 million, as of December 31, 2004 and 2003, respectively.

Effective May 31, 2004, The Phoenix Companies sold Griffith to an unrelated third party.

State Farm Mutual Automobile Insurance Company (State Farm) currently owns of record more than five percent of The Phoenix Companies' outstanding common stock. In 2004 and 2003, our subsidiaries incurred $32.4 million and $25.8 million, respectively, as compensation costs for the sale of our insurance and annuity products by entities that were either subsidiaries of State Farm or owned by State Farm employees.

16. CONTINGENT LIABILITIES

In addition to the matters discussed below, we are, in the normal cause of business, involved in litigation both as a defendant and as a plaintiff. The litigation naming us as a defendant ordinarily involves our activities as an insurer, employer, investment advisor, investor or taxpayer. In addition, various regulatory bodies regularly make inquiries of us and, from time to time, conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws and laws governing the activities of broker-dealers. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or to provide reasonable ranges of potential losses, we believe that their outcomes are not likely, either individually or in the aggregate, to have a material adverse effect on our consolidated financial condition. However, given the large or indeterminate amounts sought in certain of these matters and litigation's inherent unpredictability, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operations or cash flows.

Recently, there has been a significant increase in federal and state regulatory activity relating to financial services companies, particularly mutual fund companies. These regulatory inquiries have focused on a number of mutual fund issues, including late-trading and valuation issues. The Phoenix Companies' mutual funds, which we offer through the separate accounts associated with certain of our variable life insurance policies and variable annuity products, entitle us to impose restrictions on frequent exchanges and trades in the mutual funds and on transfers between sub-accounts and variable products. We, like many others in the financial services industry, have received requests for information from the SEC and state authorities, in each case requesting documentation and other information regarding various mutual fund regulatory issues. We continue to cooperate fully with these regulatory agencies in responding to these requests. In addition, representatives from the SEC's Office of Compliance, Inspections and Examinations are conducting compliance examinations of our mutual fund, variable annuity and mutual fund transfer agent operations.

A number of companies have announced settlements of enforcement actions with various regulatory agencies, primarily the SEC and the New York Attorney General's Office. While no such action has been initiated against us, it is possible that one or more regulatory agencies may pursue an action against us in the future.

These types of lawsuits and regulatory actions may be difficult to assess or quantify, may seek recovery of indeterminate amounts, including punitive and treble damages, and the nature and magnitude of their outcomes may remain unknown for substantial periods of time. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or to provide reasonable ranges of potential losses, we believe that their outcomes are not likely, either individually or in the aggregate, to have a material adverse effect on our consolidated financial condition.

Discontinued Reinsurance Operations

In 1999, we discontinued our reinsurance operations through a combination of sale, reinsurance and placement of certain retained group accident and health reinsurance business into run-off. We adopted a formal plan to stop writing new contracts covering these risks and to end the existing contracts as soon as those contracts would permit. However, we remain liable for claims under those contracts. We also purchased aggregate excess-of-loss reinsurance to further protect us from unfavorable results from this discontinued business. On February 7, 2005 we notified the aggregate excess-of-loss reinsurer that we were exercising our option to commute this contract. The commutation will be effective during the second quarter of 2005. The effect of the commutation will not be material to our consolidated financial statements.

We have established reserves for claims and related expenses that we expect to pay on our discontinued group accident and health reinsurance business. These reserves are based on currently known facts and estimates about, among other things, the amount of insured losses and expenses that we believe we will pay, the period over which they will be paid, the amount of reinsurance we believe we will collect under our aggregate excess-of-loss reinsurance, the amounts we believe we will collect from our retrocessionaires and the likely legal and administrative costs of winding down the business.

Our total reserves, including coverage available from our aggregate excess-of-loss reinsurance and reserves for amounts recoverable from retrocessionaires, were $110.0 million as of December 31, 2004. Our total amounts recoverable from retrocessionaires related to paid losses were $60.0 million as of December 31, 2004. We did not recognize any gains or losses related to our discontinued group accident and health reinsurance business during the years ended December 31, 2004, 2003 and 2002, respectively.

We expect our reserves and reinsurance to cover the run-off of the business; however, the nature of the underlying risks is such that the claims may take years to reach the reinsurers involved. Therefore, we expect to pay claims out of existing estimated reserves for up to ten years as the level of business diminishes. In addition, unfavorable or favorable claims and/or reinsurance recovery experience is reasonably possible and could result in our recognition of additional losses or gains, respectively, in future years. Given the uncertainty associated with litigation and other dispute resolution proceedings, as described below, as well as the lack of sufficient claims information (which has resulted from disputes among ceding reinsurers leading to delayed processing, reporting blockages and standstill agreements among reinsurers), the range of any reasonably possible additional future losses or gains is not currently estimable. However, it is our opinion, based on current information and after consideration of the provisions made in these financial statements, as described above, that any future adverse or favorable development of recorded reserves and/or reinsurance recoverables will not have a material effect on our financial position.

Additional information with respect to our group accident and health reinsurance run-off exposures follows:

Unicover Managers, Inc.

A significant portion of the claims arising from our discontinued group accident and health reinsurance business arises from the activities of Unicover Managers, Inc. (Unicover). Unicover organized and managed a group, or pool, of insurance companies (Unicover pool) and two other facilities (Unicover facilities), which reinsured the life and health insurance components of workers' compensation insurance policies issued by various property and casualty insurance companies. We were a member of the Unicover pool but terminated our participation in the pool effective March 1, 1999.

We are involved in disputes relating to the activities of Unicover. Under Unicover's underwriting authority, the Unicover pool and Unicover facilities wrote a dollar amount of reinsurance coverage that was many times greater than originally estimated. As a member of the Unicover pool, we were involved in several proceedings in which the pool members asserted that they could deny coverage to certain insurers that claimed that they purchased reinsurance coverage from the pool. Those matters were settled. Also, the pool members were involved in proceedings arising from business ceded to the London market. Those proceedings were settled.

Further, we were, along with Sun Life Assurance of Canada (Sun Life) and Cologne Life Reinsurance Company (Cologne Life), a retrocessionaire (meaning a reinsurer of other reinsurers) of the Unicover pool and two other Unicover facilities, providing the pool and facility members with reinsurance of the risks that the pool and facility members had assumed. In September 1999, we joined an arbitration proceeding that Sun Life had begun against the members of the Unicover pool and the Unicover facilities. In this arbitration, we and Sun Life sought to cancel our retrocession agreements on the grounds that material misstatements and nondisclosures were made to us about, among other things, the amount of risks we would be reinsuring. The arbitration proceeded only with respect to the Unicover pool because we, Sun Life and Cologne Life reached settlement with the two Unicover facilities in the first quarter of 2000. In October 2002, the arbitration panel issued its decision that the agreement by which we provided retrocessional reinsurance to the pool was valid only to the extent of business bound or renewed to that agreement on or before August 31, 1998. This decision had the effect of granting us a substantial discount on our potential liabilities, because most of the business was bound or renewed to the agreement after August 31, 1998. In a clarification dated January 4, 2003, the arbitration panel confirmed its decision. Subsequently, billing disputes have arisen between certain pool members and the retrocessionaires, including us, concerning certain losses ceded to the retrocession agreements. A significant portion of our remaining potential liabilities as a retrocessionaire of the Unicover pool has been recovered from certain of our retrocessionaires, and additional amounts may be recovered from one other retrocessionaire, as discussed below under "Related Proceedings."

In one of the Unicover facilities' settlements, the Reliance facility settlement of January 2000, we paid a settlement amount of $97.9 million and were released from all of our obligations as a retrocessionaire of the facility. Subsequently, we were reimbursed by one of our retrocessionaires for $38.8 million of the amount we paid under the settlement. A significant portion of the remainder of the settlement payment may be recovered from one other retrocessionaire, as discussed below under "Related Proceedings."

In the other Unicover facilities' settlement, the Lincoln facility settlement of March 2000, we paid a settlement amount of $11.6 million and were released from all of our obligations as a retrocessionaire of the facility. Subsequently, we were reimbursed by one of our retrocessionaires for $6.0 million of the amount we paid under the settlement.

The amounts paid and the results achieved in the above settlements and arbitration decision were consistent with the amounts previously reflected in our consolidated financial statements.

Related Proceedings

In our capacity as a retrocessionaire of the Unicover business, we had an extensive program of our own reinsurance in place to protect us from financial exposure to the risks we had assumed. We have been involved in disputes with certain of our own retrocessionaires who had sought on various grounds to avoid paying any amounts to us. Most of those disputes, as described below, have been resolved.

Currently, we remain involved in a London arbitration proceeding with one of those retrocessionaires. The arbitration concerns an agreement under which the retrocessionaire reinsures us for up to $45 thousand per loss in excess of a $5 thousand retention. In June 2003, the arbitration panel issued its decision, which upheld in all material respects the retrocessional obligations to us. The retrocessionaire appealed the arbitration decision only with respect to the Unicover business. We received a favorable decision from the Court of Appeal in December 2004. The retrocessionaire submitted a request to the House of Lords to review the decision. Two other disputes with this retrocessionaire were settled in March 2004 and did not have a material effect on our reinsurance recoverable balances. As of December 31, 2004, the reinsurance recoverable balance from this retrocessionaire related to paid losses was $45.0 million, subject to further development.

A dispute with another retrocessionaire was the subject of arbitration proceedings that we initiated in December 2003. The purpose of the arbitration proceedings was to confirm the validity and enforce the terms of the retrocessional contracts. In December 2004, we settled the dispute and discontinued the arbitration proceedings. The amount received and the results achieved in the settlement were consistent with the amounts previously reflected in our consolidated financial statements. As of December 31, 2004, the reinsurance recoverable balance from this retrocessionaire was $0.0 million.

A dispute with a third retrocessionaire, which sought to avoid an excess-of-loss retrocession agreement, a surplus share retrocession agreement and a quota share retrocession agreement, was the subject of an arbitration in November 2003. In December 2003, the arbitration panel issued its interim decision, which is confidential. The financial implications of the interim decision are consistent with our current financial provisions. Since then, this retrocessionaire has paid $8.0 million to bring the account current. As of December 31, 2004, the reinsurance recoverable balance from this retrocessionaire related to paid losses was $0.0 million, subject to further development. In June 2004 the arbitration panel relinquished its jurisdiction.

Because the same retrocession program that covers our Unicover business covers a significant portion of our other remaining group accident and health reinsurance business, we could have additional material losses if one or more of our remaining retrocessionaires disputes and successfully avoids its obligations. At this stage, we cannot estimate the amount at risk related to these potential disputes with a reliable degree of certainty. This is due in part to our lack of sufficient claims information (which has resulted from disputes among ceding reinsurers that have led to delayed processing, reporting blockages, and standstill agreements among reinsurers). This applies with regard both to business related to Unicover and business not related to Unicover.

Other Proceedings

Another set of disputes involves personal accident business that was reinsured in the London reinsurance market in which we participated from 1994 to 1997. These disputes involve multiple layers of reinsurance and allegations that the reinsurance programs created by the brokers involved in placing those layers were interrelated and devised to disproportionately pass losses to a top layer of reinsurers. Many companies who participated in this business are involved in litigation or arbitration in attempts to avoid their obligations on the basis of misrepresentation. Because of the complexity of the disputes and the reinsurance arrangements, we and many of these companies have participated in negotiations that have resulted in settlements of disputes relating to the

1994 and 1995 contract years. The amounts paid and the results achieved in the 1994 and 1995 contract year settlements are consistent with the amounts previously reflected in our consolidated financial statements. Although we are vigorously defending our contractual rights in respect of the 1996 and 1997 contract year disputes, we remain actively involved in attempts to reach negotiated business solutions. At this stage, we cannot predict the outcome, nor can we estimate the remaining amount at risk with a reliable degree of certainty. This is due in part to our lack of sufficient claims information (which has resulted from disputes among ceding reinsurers that have led to delayed processing, reporting blockages, and standstill agreements among reinsurers). However, it is our opinion based on current information that amounts included in our reserves as of December 31, 2004 are adequate with respect to the 1996 and 1997 contract year disputes.

================================================================================
                            PHOENIX EXECUTIVE VUL(R)
================================================================================

                                                                     [VERSION C]

                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                    ISSUED BY: PHOENIX LIFE INSURANCE COMPANY


STATEMENT OF ADDITIONAL INFORMATION                                  MAY 1, 2005


                                    ____________

                   VARIABLE UNIVERSAL LIFE INSURANCE POLICIES


This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Phoenix Executive VUL(R) prospectus of the same date. You may obtain a copy of the prospectus without charge by writing us at the address given below. Defined terms used in the current prospectus are incorporated herein by reference.


                                _________________

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----

Phoenix Life Insurance Company...........................................     2


Phoenix Life Variable Universal Life Account.............................     2


The Policy...............................................................     2

Servicing Agent..........................................................     3


Underwriter and Sales of the Policies....................................     3

Performance History......................................................     3


Safekeeping of the Separate Account's Assets.............................     6


State Regulation.........................................................     6

Reports..................................................................     6

Experts .................................................................     6


Separate Account Financial Statements....................................  SA-1

Company Financial Statements.............................................   F-1

                                _________________

IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT:     [envelope]  PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS ("VPMO")
                                                                 P.O. Box 8027
                                                                 Boston, MA 02266-8027

                                                     [telephone] VARIABLE AND UNIVERSAL LIFE ADMINISTRATION ("VULA")
                                                                 (800) 417-4769


PHOENIX LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

Phoenix Life Insurance Company ("Phoenix") is a New York Stock Insurance Company incorporated on May 1, 1851 and is a wholly owned subsidiary of The Phoenix Companies, Inc. a publicly traded Delaware corporation. Our executive and administrative office is at One American Row, Hartford, Connecticut 06102. Our New York principal office is at 10 Krey Boulevard, East Greenbush, New York. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
--------------------------------------------------------------------------------

Phoenix established the ("Separate Account") as a separate account under New York insurance law on June 17, 1985. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") under which it meets the definition of a "separate account."

New York law requires all income, gains or losses of the Separate Account be credited to or charged against amounts placed in the Separate Account without regard to the other income, gains and losses of Phoenix. The assets of the Separate Account may not be charged with liabilities arising out of any other business we may conduct. Obligations under the Policies are obligations of Phoenix.

The Separate Account is divided into subaccounts, each of which is available for allocation of policy value. We will determine whether marketing needs and investment conditions warrant the establishment of additional subaccounts, and the extent to which they would be made available to existing policy owners. Each subaccount will invest solely in a single investment portfolio of a fund. Each portfolio has its own specified investment objective.

Phoenix does not guarantee the investment performance of the Account or any of its subaccounts. The policy value allocated to the Separate Account depends on the investment performance of the underlying funds. You, as policy owner, bear the full investment risk for all monies invested in the Separate Account.

REINVESTMENT AND REDEMPTION
All dividend distributions of a fund are automatically reinvested in shares of the fund at their net asset value on the date of distribution; all capital gains distributions of the fund, if any, are likewise reinvested at the net asset value on the record date. Phoenix redeems fund shares at their net asset value to the extent necessary to make payments under the policy.

SUBSTITUTION OF INVESTMENTS
We reserve the right to make additions to, deletions from, or substitutions for the investments held by the Separate Account, subject to compliance with the law as currently applicable or as subsequently changed.

If the shares of any of the portfolios of a fund should no longer be available for investment, or if in our judgment, further investment in shares of any of the portfolios becomes inappropriate, we may substitute shares of another fund for shares already purchased, or to be purchased in the future. No substitution of fund shares held by the Separate Account may take place without prior approval of the SEC and prior notice to you. In the event of a substitution, you will be given the option of transferring the policy value from the affected subaccount to another subaccount without penalty.

DETERMINATION OF SUBACCOUNT VALUES
We establish the unit value of each subaccount of the Separate Account on the first valuation date of that subaccount. The unit value of a subaccount on any other valuation date is determined by multiplying the unit value of that subaccount on the just prior valuation date by the net investment factor for that subaccount for the then current valuation period. The unit value of each subaccount on a day other than a valuation date is the unit value on the next valuation date. Unit values are carried to six decimal places. The unit value of each subaccount on a valuation date is determined at the end of that day.

The net investment factor for each subaccount is determined by the investment performance of the assets held by the subaccount during the valuation period. Each valuation will follow applicable law and accepted procedures. The net investment factor is determined by the formula:

   (A) + (B)
   ---------  -  (D) where:
      (C)

(A) = The value of the assets in the subaccount on the current valuation date, including accrued net investment income and realized and unrealized capital gains and losses, but excluding the net value of any transactions during the current valuation period.

(B) = The amount of any dividend capital gain distribution received by the subaccount if the "ex-dividend" date for shares of the fund occurs during the current valuation period.

(C) = The value of the assets in the subaccount as of the just prior valuation date, including accrued net investment income and realized and unrealized capital gains and losses, and including the net value amount of any deposits and withdrawals made during the valuation period ending on that date.

(D) = The Daily Tax Fee. This charge is currently zero, however, we reserve the right to charge the approximate amount of taxes and reserves for taxes on investment income and realized and unrealized capital gains and any other amount as may be assessed as a result of a change in any tax laws.

THE POLICY
------------------------------------------------------------------------

The number of units credited to a subaccount of the Account will be determined by dividing the portion of the net premium (total premium less the Premium Expense Charge) applied to that subaccount by the unit value of the subaccount on the payment date.

Policies sold to officers, directors and employees of Phoenix (and their spouses and children) will be credited with an amount equal to the first-year commission that would apply on the amount of premium contributed. This option is also available to career agents of Phoenix (and their spouses and children).

THE CONTRACT
The policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the policy. The statements are considered representations and not warranties. Only an executive officer of Phoenix can agree to change or waive any provisions of the policy.

SUICIDE
We will stop and void the policy if the insured person commits suicide within two years of the policy issue date. We will then return the policy value less any outstanding loans and refund any monthly deductions other than fees and charges.

INCONTESTABILITY
We may not contest this policy or any attached rider after it has been in force for 2 years provided the person insured is alive during that time.

MISSTATEMENT OF AGE OR SEX
If you incorrectly state the age or gender of the insured person we will adjust the death benefit to reflect the correct cost of insurance rate. The adjusted death benefit will equal the coverage our most recent cost of insurance deduction would provide based on the correct personal information.

SURPLUS
This is a nonparticipating policy and does not pay dividends.


REDUCTION IN CHARGES
Each policy is available for purchase by individuals and groups. We may reduce or eliminate the mortality and expense risk charge, monthly administrative charge, monthly cost of insurance charges, surrender charges or other charges normally assessed where we expect that the size or nature of such policy or policies will result in savings of sales, underwriting, administrative or other costs.

Eligibility for the amount of these reductions will be determined by a number of factors including:

>  the number of insureds,

>  total premiums expected to be paid,

>  total assets under management for the policyowner,

>  the nature of the relationship among individual insureds,

>  the purpose for which the policies are being purchased,

> where there is a preexisting relationship with us, such as being an employee of Phoenix or its affiliates and their spouses; or employees or agents who retire from Phoenix or its affiliates or Phoenix Equity Planning Corporation ("PEPCO"), or its affiliates or registered representatives of the principal underwriter and registered representatives of broker-dealers with whom PEPCO has selling agreements,

> internal transfers from other policies or contracts issued by the company or an affiliate, or making transfers of amounts held under qualified plans sponsored by the company or an affiliate, and

> other circumstances which in our opinion are rationally related to the expected reduction in expenses.

Any variations in the charge structure will be determined in a uniform manner, reflecting differences in costs of services and not unfairly discriminatory to policyholders.

SERVICING AGENT
--------------------------------------------------------------------------------

The Phoenix Edge Series Fund reimburses Phoenix Life Insurance Company for various shareholder services provided by the Variable Product Operations area, located at 10 Krey Boulevard, East Greenbush, NY 12144. The functions performed include investor inquiry support, shareholder trading, confirmation of investment activity, quarterly statement processing and Web/Interactive Voice Response trading. The rate of reimbursement for 2005 is 0.073% of the fund's average daily net assets. The total administrative service fees paid by the fund for the last three fiscal years follows:

============================================
 YEAR ENDED DECEMBER 31,         FEE PAID
============================================
         2002                      N/A
--------------------------------------------
         2003                 $1.7 Million
--------------------------------------------
         2004                 $2.2 Million
============================================

UNDERWRITER AND SALES OF THE POLICIES
--------------------------------------------------------------------------------

Phoenix Equity Planning Corporation ("PEPCO") is the principal underwriter and national distributor for the policies pursuant to an underwriting agreement dated November 1, 2000. Its principal business address is One American Row, Hartford, CT 06115. PEPCO is a directly wholly owned subsidiary of Phoenix Investment Partners, Inc. ("PXP"). PXP is an indirectly owned subsidiary of PNX. PEPCO is an affiliated subsidiary of both the Separate Account and Phoenix.

PEPCO, an affiliate of Phoenix, as underwriter, offers these policies on a continuous basis. PEPCO is not compensated for any underwriting commissions. All underwriting commission costs are borne directly by Phoenix. The basis of the mortality rates guaranteed in the policy is the 1980 Commissioners' Standard Ordinary Mortality Table, adjusted for risk classifications.

Policies may be purchased from broker-dealers registered under the 1934 Act whose representatives are authorized by applicable law to sell policies under terms of agreements provided by PEPCO. Sales commissions will be paid to registered representatives on purchase payments we receive under these policies. To the extent that the sales charge under the policies is less than the sales commissions paid with respect to the policies, we will pay the shortfall from our General Account assets, which will include any profits we may derive under the policies.

To the extent permitted by NASD rules, overrides and promotional incentives or payments also may be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the policies, including the recruitment and training of personnel, production of promotional literature and similar services.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------


The rates of return shown are not an estimate nor are they a guarantee of future performance. The performance history shown is solely for the underlying investment portfolios. They do not illustrate how actual performance will affect the benefits under your policy because they do not account for any of the charges and deductions that apply to your policy value. (see "Charges and Deductions").

Yield of the Phoenix-Goodwin Money Market Series. We calculate the yield of the Phoenix-Goodwin Money Market Series for a 7-day "base period" by determining the "net change in value" of a hypothetical pre-existing account. We assume the hypothetical account had an initial balance of one share of the series at the beginning of the base period. We then determine what the value of the hypothetical account would have been at the end of the 7-day base period. We assume no policy charges were deducted from the hypothetical account. The end value minus the initial value gives us the net change in value for the hypothetical account. The net change in value can then be divided by the initial value giving us the base period return (one week's return). To find the equivalent annual return we multiply the base period return by 365/7. The equivalent effective annual yield differs from the annual return because we assume all returns are reinvested in the subaccount. We carry results to the nearest hundredth of one percent.

Example Calculation:


The following example of a return/yield calculation for the Phoenix-Goodwin Money Market Series is based on the 7-day period ending December 31, 2004:

Value of hypothetical pre-existing account with exactly one
     unit at the beginning of the period:..............................$1.000000
Value of the same account (excluding capital changes) at the end of the 7-day period:..........................................$1.000288
Calculation:
     Ending account value..............................................$1.000288
     Less beginning account value......................................$1.000000
     Net change in account value.......................................$0.000288
Base period return:
     (adjusted change/beginning account value).........................$0.000288
Current annual yield = return x (365/7) =..............................    1.50%
Effective annual yield = [(1 + return)(365/7)] - 1 =...................    1.51%


The current yield and effective yield information will fluctuate. Yield and return information may not provide a suitable basis for comparison with bank deposits or other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the Account level.

Total Return: We will usually advertise the average annual total return for a subaccount calculated for one year, three years, five years, ten years and since the inception date of the underlying portfolio. We assume the reinvestment of all distributions at net asset value but do not account for the deduction of any of the daily or monthly charges made under the policy.

Performance is the compounded return for the time period indicated, net of all fund level fees. Returns for the periods greater than one year are annualized. Performance does not include the effects of product charges, including any or all of the following: issue, sales and tax charges; mortality and expense risk fees; cost of insurance charges; administrative and transfer fees; and surrender charges. If these charges were reflected in these returns, performance would be significantly lower than shown. Please obtain a personalized illustration by contacting your registered representative. The illustration will show all applicable policy charges deducted, including the cost of insurance.

Since subaccount performance fluctuates, the policy value, when redeemed, may be worth more or less than your original investment. Withdrawals will affect the policy value and death benefit. You may obtain a copy of the most up-to-date performance numbers from your registered representative.

================================================================================
       AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2004
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                           SERIES                         INCEPTION DATE      1 YEAR      5 YEARS     10 YEARS      SINCE INCEPTION
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                         5/1/1990       20.78%        -2.80%      7.68%            7.22%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Growth Series                                   12/15/1999        4.21%        -9.53%                      -8.39%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series                        8/12/2002        2.12%                                    21.09%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index Series             7/14/1997        9.84%        -3.77%                       4.27%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series           5/1/1995       34.69%        23.82%                      17.08%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                      12/31/1982        4.97%       -11.69%      4.92%           11.79%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Growth and Income Series                     3/2/1998       10.48%        -1.32%                       4.13%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series                     8/15/2000        9.69%                                    -7.50%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series                 9/17/1984        7.46%         3.14%      9.34%           10.88%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series                          3/2/1998       12.92%         3.44%                       7.42%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                          10/8/1982        0.79%         2.53%      3.84%            5.40%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series            12/31/1982        6.84%         8.75%      9.02%            9.51%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term Bond Series           6/2/2003        5.33%                                     5.26%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series                        8/12/2002        5.26%                                     8.32%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value Series                 8/12/2002       25.68%                                    19.38%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select Series            8/12/2002       15.86%                                    16.51%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series                              12/15/1999        4.67%         0.01%                       0.50%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series                  8/15/2000       10.04%                                   -17.41%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series                3/2/1998       20.41%        17.42%                       8.75%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series            11/20/2000       22.67%                                    18.19%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                          3/2/1998        6.72%        -4.63%                       5.03%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                        1/29/1996        5.44%        -9.56%                       6.50%
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                            5/5/1993        6.63%        -6.51%      8.36%            9.00%
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund                            9/10/2001       13.82%                                    10.30%
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                                  5/5/1993        5.77%        -7.19%      8.67%            9.03%
-----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                    1/25/1995        8.19%        -9.45%                      14.96%
-----------------------------------------------------------------------------------------------------------------------------------
Federated Fund For U.S. Government Securities II             3/28/1994        3.61%         6.56%      6.11%            5.91%
-----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                            3/1/1994       10.46%         4.77%      7.59%            6.61%
-----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                                  11/3/1997       15.34%         1.85%                       8.24%
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                           11/3/1997        7.06%        -5.14%                       0.52%
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                         11/3/1997        3.26%        -6.88%                       4.24%
-----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                                11/8/1996       12.63%         8.55%                       9.37%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                            5/11/1992       18.53%         0.92%      8.61%            9.27%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                             3/15/1994       16.03%         4.59%      9.74%            9.27%
-----------------------------------------------------------------------------------------------------------------------------------
Lazard Retirement Small Cap Portfolio                        11/4/1997       14.89%        13.26%                       9.12%
-----------------------------------------------------------------------------------------------------------------------------------
Bond-Debenture Portfolio                                    11/30/2001        7.89%                                    10.98%
-----------------------------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio                                 12/11/1989       12.65%         5.49%     12.77%           12.54%
-----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio                                      9/15/1999       24.04%        18.12%                      16.72%
-----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund                                5/1/2003      -10.67%                                    -6.93%
-----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund                                5/7/1997       14.62%        -8.98%                       2.66%
-----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund                     5/1/2002       10.71%                                     4.19%
-----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund                        8/22/1997       19.07%        -4.81%                       1.71%
-----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                            10/1/1997       10.59%        -2.58%                       4.60%
-----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                        11/30/1999       -1.64%       -21.93%                     -18.23%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger International Select                                   2/1/1999       24.34%         1.45%                      12.20%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                                5/1/1995       30.27%        -1.04%                      16.49%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Select                                                 2/1/1999       19.31%        11.46%                      15.21%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                                 5/1/1995       18.33%         7.60%                      16.37%
-----------------------------------------------------------------------------------------------------------------------------------

We may include information about a series' or an advisor's investment strategies and management style in advertisements, sales literature and other communications. An advisor may alter investment strategies and style in response to changing market and economic conditions. A fund may advertise all or part of a series' portfolio holdings, including holdings in specific industries. A fund may also separately illustrate the income and capital gains portions of a series' total return. A fund may also advertise performance by dividing returns into equity and debt components.

A series may compare its returns to any of a number of well-known benchmarks of market performance; including, but not limited to:

       The Dow Jones Industrial Average(SM)(DJIA)
       First Boston High Yield Index
       Salomon Brothers Corporate Index
       Salomon Brothers Government Bond Index
       Standard & Poor's 500(R) Index (S&P 500)

Each subaccount may include its yield and total return in advertisements or communications with current or prospective contract owners. Each subaccount may also include in such advertisements, its ranking or comparison to similar mutual funds by such organizations as:

       Lipper Analytical Services
       Morningstar, Inc.
       Thomson Financial

A fund may also compare a series' performance to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in such publications as:

       Barron's
       Business Week
       Changing Times
       Consumer Reports
       Financial Planning
       Financial Services Weekly
       Forbes
       Fortune
       Investor's Business Daily
       Money
       The New York Times
       Personal Investor
       Registered Representative
       U.S. News and World Report
       The Wall Street Journal

The DJIA is an unweighted index of 30 industrial "blue chip" U.S. stocks. It is the oldest continuing U.S. market index. The 30 stocks now in the DJIA are both widely-held and a major influence in their respective industries. The average is computed in such a way as to preserve its historical continuity and account for such factors as stock splits and periodic changes in the components of the index. The editors of The Wall Street Journal select the component stocks of the DJIA.

The S&P 500 is a market-value weighted index composed of 500 stocks chosen for market size, liquidity, and industry group representation. It is one of the most widely used indicators of U.S. stock market performance. The composition of the S&P 500 changes from time to time. Standard & Poor's Index Committee makes all decisions about the S&P 500.

Weighted and unweighted indexes: A market-value, or capitalization, weighted index uses relative market value (share price multiplied by the number of shares outstanding) to "weight" the influence of a stock's price on the index. Simply put, larger companies' stock prices influence the index more than smaller companies' stock prices. An unweighted index (such as the DJIA) uses stock price alone to determine the index value. A company's relative size has no bearing on its impact on the index.

The funds' annual reports, available upon request and without charge, contain a discussion of the performance of the funds and a comparison of that performance to a securities market index. You may obtain an Annual Report by contacting your registered representative or us at the address on page one.

SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS
--------------------------------------------------------------------------------

We hold the Separate Account's assets separate and apart from our General Account. We maintain records of all purchases and redemptions of shares of the funds.


STATE REGULATION
--------------------------------------------------------------------------------

We are subject to the provisions of the New York insurance laws applicable to life insurance companies and to regulation and supervision by the New York Insurance Commissioner. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which we do insurance business.

State regulation includes certain limitations on the investments which we may make, including investments for the Account and the Guaranteed Interest Account. This regulation does not include any supervision over the investment policies of the Account.

REPORTS
--------------------------------------------------------------------------------

We will furnish policy owners with all reports required by the 1940 Act and related regulations or by any other applicable law or regulation.

EXPERTS
--------------------------------------------------------------------------------


The financial statements of Phoenix Life Variable Universal Life Account (Phoenix Executive VUL(R), Corporate Edge) at December 31, 2004 and the results of its operations and the changes in its net assets for each of the periods indicated and the consolidated financial statements of Phoenix Life Insurance Company at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004, included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, 100 Pearl Street, Hartford, Connecticut, 06103, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Joseph P. DeCresce, Counsel and Brian Giantonio, Vice President, Tax and ERISA Counsel, The Phoenix Companies, Inc., have provided opinions on certain matters relating to the federal securities, state regulations and income tax laws, respectively, in connection with the contracts described in this prospectus.

A N N U A L   R E P O R T



                            Phoenix Executive VUL(R)
                                 Corporate Edge

                                   V a r i a b l e  U n i v e r s a l  L i f e







            P H O E N I X  L I F E  V A R I A B L E   U N I V E R S A L  L I F E
                                                                   A C C O U N T
                                                               DECEMBER 31, 2004








                               [LOGO] PHOENIX(R)


                 L0268AR2 (C) 2005 The Phoenix Companies, Inc.

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2004

                                                             PHOENIX-                          PHOENIX-ALGER      PHOENIX-ALLIANCE/
                                                             ABERDEEN          PHOENIX-AIM       SMALL-CAP           BERNSTEIN
                                                           INTERNATIONAL         GROWTH            GROWTH          ENHANCED INDEX
                                                            SUBACCOUNT         SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $       595,080    $       441,591    $       213,012     $       945,224
                                                        =================  =================  =================   =================
     Investment at market                                $       729,647    $       496,228    $       210,875     $     1,044,207
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                            729,647            496,228            210,875           1,044,207
LIABILITIES
     Accrued expenses                                                  -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $       729,647    $       496,228    $       210,875     $     1,044,207
                                                        =================  =================  =================   =================
Accumulation units outstanding                                   685,954            627,629            133,495           1,141,049
                                                        =================  =================  =================   =================
Unit value                                               $      1.063697    $      0.790638    $      1.579653     $      0.915129
                                                        =================  =================  =================   =================

                                                                                                   PHOENIX-           PHOENIX-
                                                          PHOENIX-DUFF &        PHOENIX-           ENGEMANN           ENGEMANN
                                                           PHELPS REAL          ENGEMANN          GROWTH AND          SMALL-CAP
                                                        ESTATE SECURITIES    CAPITAL GROWTH         INCOME             GROWTH
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $     1,609,803    $       425,317    $       984,366     $       114,526
                                                        =================  =================  =================   =================
     Investment at market                                $     1,963,455    $       451,901    $     1,128,145     $       137,833
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                          1,963,455            451,901          1,128,145             137,833
LIABILITIES
     Accrued expenses                                                  -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $     1,963,455    $       451,901    $     1,128,145     $       137,833
                                                        =================  =================  =================   =================
Accumulation units outstanding                                   846,315            516,876          1,080,467             159,396
                                                        =================  =================  =================   =================
Unit value                                               $      2.320005    $      0.874295    $      1.044127     $      0.864718
                                                        =================  =================  =================   =================

                                                             PHOENIX-                                                 PHOENIX-
                                                             ENGEMANN          PHOENIX-           PHOENIX-         GOODWIN MULTI-
                                                            STRATEGIC       ENGEMANN VALUE      GOODWIN MONEY       SECTOR FIXED
                                                            ALLOCATION          EQUITY             MARKET              INCOME
                                                            SUBACCOUNT        SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $       811,850    $     2,222,175    $     5,312,830     $     2,460,212
                                                        =================  =================  =================   =================
     Investment at market                                $       846,077    $     2,543,061    $     5,312,828     $     2,526,632
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                            846,077          2,543,061          5,312,828           2,526,632
LIABILITIES
     Accrued expenses                                                  -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $       846,077    $     2,543,061    $     5,312,828     $     2,526,632
                                                        =================  =================  =================   =================
Accumulation units outstanding                                   726,249          2,731,344          4,897,149           1,823,428
                                                        =================  =================  =================   =================
Unit value                                               $      1.164996    $      0.931066    $      1.084882     $      1.385650
                                                        =================  =================  =================   =================

                        See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2004
                                   (CONTINUED)


                                                             PHOENIX-
                                                          GOODWIN MULTI-                       PHOENIX-KAYNE       PHOENIX-LAZARD
                                                           SECTOR SHORT     PHOENIX-KAYNE        SMALL-CAP         INTERNATIONAL
                                                            TERM BOND      RISING DIVIDENDS    QUALITY VALUE       EQUITY SELECT
                                                            SUBACCOUNT        SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $       123,820    $       227,130    $        86,138     $       636,488
                                                        =================  =================  =================   =================
     Investment at market                                $       126,013    $       237,032    $       105,025     $       764,362
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                            126,013            237,032            105,025             764,362
LIABILITIES
     Accrued expenses                                                  -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $       126,013    $       237,032    $       105,025     $       764,362
                                                        =================  =================  =================   =================
Accumulation units outstanding                                   116,190            195,847             68,782             530,634
                                                        =================  =================  =================   =================
Unit value                                               $      1.084540    $      1.210290    $      1.526933     $      1.440471
                                                        =================  =================  =================   =================


                                                                             PHOENIX-LORD       PHOENIX-LORD         PHOENIX-LORD
                                                         PHOENIX-LAZARD      ABBETT BOND-     ABBETT LARGE-CAP      ABBETT MID-CAP
                                                         SMALL-CAP VALUE      DEBENTURE            VALUE                VALUE
                                                            SUBACCOUNT        SUBACCOUNT         SUBACCOUNT           SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $        67,079    $     1,045,420    $     1,364,347     $       302,653
                                                        =================  =================  =================   =================
     Investment at market                                $        69,163    $     1,075,662    $     1,546,126     $       363,407
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                             69,163          1,075,662          1,546,126             363,407
LIABILITIES
     Accrued expenses                                                  -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $       69,163     $     1,075,662    $     1,546,126     $       363,407
                                                        =================  =================  =================   =================
Accumulation units outstanding                                    44,465            792,075          1,061,920             234,915
                                                        =================  =================  =================   =================
Unit value                                               $      1.555448    $      1.358031    $      1.455971      $      1.546971
                                                        =================  =================  =================   =================

                                                                               PHOENIX-
                                                                               NORTHERN        PHOENIX-SANFORD     PHOENIX-SANFORD
                                                             PHOENIX-         NASDAQ-100        BERNSTEIN-MID      BERNSTEIN-SMALL
                                                         NORTHERN DOW 30       INDEX(R)          CAP VALUE            CAP VALUE
                                                            SUBACCOUNT        SUBACCOUNT         SUBACCOUNT           SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $       348,979    $       144,852    $     1,105,701     $       729,974
                                                        =================  =================  =================   =================
     Investment at market                                $       377,921    $       142,448    $     1,338,246     $       905,563
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                            377,921            142,448          1,338,246             905,563
LIABILITIES
     Accrued expenses                                                  -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $       377,921    $       142,448    $     1,338,246     $       905,563
                                                        =================  =================  =================   =================
Accumulation units outstanding                                   354,053            259,894            743,639             519,248
                                                        =================  =================  =================   =================
Unit value                                               $      1.067413    $      0.548103    $      1.799591     $      1.743989
                                                        =================  =================  =================   =================

                        See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2004
                                   (CONTINUED)


                                                         PHOENIX-SENECA     PHOENIX-SENECA    AIM V.I. CAPITAL    AIM V.I. MID-CAP
                                                         MID-CAP GROWTH     STRATEGIC THEME     APPRECIATION        CORE EQUITY
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $       470,268    $       227,531    $       309,637     $       517,480
                                                        =================  =================  =================   =================
     Investment at market                                $       509,217    $       251,902    $       358,795     $       504,840
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                            509,217            251,902            358,795             504,840
LIABILITIES
     Accrued expenses                                                  -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $       509,217    $       251,902    $       358,795     $       504,840
                                                        =================  =================  =================   =================
Accumulation units outstanding                                   725,367            370,307            368,701             496,146
                                                        =================  =================  =================   =================
Unit value                                               $      0.702013    $      0.680253    $      0.973133     $      1.017525
                                                        =================  =================  =================   =================

                                                                                               FEDERATED FUND      FEDERATED HIGH
                                                                            ALGER AMERICAN        FOR U.S.          INCOME BOND
                                                            AIM V.I.          LEVERAGED          GOVERNMENT          FUND II --
                                                         PREMIER EQUITY         ALLCAP          SECURITIES II      PRIMARY SHARES
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $       708,397    $     1,370,365    $     2,915,634     $       345,303
                                                        =================  =================  =================   =================
     Investment at market                                $       777,632    $     1,589,982    $     2,927,488     $       373,993
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                            777,632          1,589,982          2,927,488             373,993
LIABILITIES
     Accrued expenses                                                  -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $       777,632    $     1,589,982    $     2,927,488     $       373,993
                                                        =================  =================  =================   =================
Accumulation units outstanding                                   891,884          1,900,582          2,305,325             274,644
                                                        =================  =================  =================   =================
Unit value                                               $      0.871898    $      0.836576    $      1.269881     $      1.361738
                                                        =================  =================  =================   =================

                                                                              VIP GROWTH                             MUTUAL SHARES
                                                        VIP CONTRAFUND(R)    OPPORTUNITIES        VIP GROWTH          SECURITIES
                                                           SUBACCOUNT         SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $     1,862,342    $       255,817    $     1,562,496     $       782,828
                                                        =================  =================  =================   =================
     Investment at market                                $     2,235,527    $       297,895    $     1,711,398     $       942,052
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                          2,235,527            297,895          1,711,398             942,052
LIABILITIES
     Accrued expenses                                                  -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $     2,235,527    $       297,895    $     1,711,398     $       942,052
                                                        =================  =================  =================   =================
Accumulation units outstanding                                 1,807,648            288,836          2,256,786             771,341
                                                        =================  =================  =================   =================
Unit value                                               $      1.236705    $      1.031362    $      0.758334     $      1.221318
                                                        =================  =================  =================   =================

                        See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004
                                   (CONTINUED)


                                                            TEMPLETON
                                                            DEVELOPING          TEMPLETON         TEMPLETON           TEMPLETON
                                                              MARKETS            FOREIGN         GLOBAL ASSET           GROWTH
                                                            SECURITIES          SECURITIES        ALLOCATION          SECURITIES
                                                            SUBACCOUNT          SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $         1,980    $     1,303,835    $        23,557     $     1,133,017
                                                        =================  =================  =================   =================
     Investment at market                                $         2,714    $     1,606,220    $        30,731     $     1,376,430
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                              2,714          1,606,220             30,731           1,376,430
LIABILITIES
     Accrued expenses                                                  -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $         2,714    $     1,606,220    $        30,731     $     1,376,430
                                                        =================  =================  =================   =================
Accumulation units outstanding                                     1,523          1,426,759             21,842           1,110,443
                                                        =================  =================  =================   =================
Unit value                                               $      1.781662    $      1.125782    $      1.406961     $      1.239533
                                                        =================  =================  =================   =================

                                                                            RYDEX VARIABLE      SCUDDER VIT
                                                         RYDEX VARIABLE      TRUST SECTOR     EAFE(R) EQUITY        SCUDDER VIT
                                                           TRUST JUNO           ROTATION            INDEX          EQUITY 500 INDEX
                                                           SUBACCOUNT          SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $        77,237    $        16,654    $       217,910     $     1,177,421
                                                        =================  =================  =================   =================
     Investment at market                                $        71,262    $        19,236    $       274,896     $     1,329,903
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                             71,262             19,236            274,896           1,329,903
LIABILITIES
     Accrued expenses                                                  -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $        71,262    $        19,236    $       274,896     $     1,329,903
                                                        =================  =================  =================   =================
Accumulation units outstanding                                    75,303             14,961            246,615           1,132,897
                                                        =================  =================  =================   =================
Unit value                                               $      0.946334    $      1.285714    $      1.114677     $      1.173896
                                                        =================  =================  =================   =================

                                                                                WANGER             WANGER
                                                                             INTERNATIONAL      INTERNATIONAL
                                                           TECHNOLOGY           SELECT            SMALL CAP        WANGER SELECT
                                                           SUBACCOUNT          SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $        86,075    $       206,526    $       630,606     $       823,992
                                                        =================  =================  =================   =================
     Investment at market                                $        87,542    $       278,448    $       896,673     $     1,026,614
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                             87,542            278,448            896,673           1,026,614
LIABILITIES
     Accrued expenses                                                  -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $        87,542    $       278,448    $       896,673     $     1,026,614
                                                        =================  =================  =================   =================
Accumulation units outstanding                                   131,187            254,613            713,315             654,983
                                                        =================  =================  =================   =================
Unit value                                               $      0.667306    $      1.093612    $      1.257050     $      1.567389
                                                        =================  =================  =================   =================


                        See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2004
                                   (CONTINUED)



                                                            WANGER U.S.
                                                             SMALLER
                                                            COMPANIES
                                                            SUBACCOUNT
                                                        -----------------
ASSETS

     Investment at cost                                  $     1,484,767
                                                        =================
     Investment at market                                $     2,061,964
                                                        -----------------
         Total assets                                          2,061,964
LIABILITIES
     Accrued expenses                                                  -
                                                        -----------------
NET ASSETS                                               $     2,061,964
                                                        =================
Accumulation units outstanding                                 1,237,467
                                                        =================
Unit value                                               $      1.666278
                                                        =================

















                        See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004


                                                             PHOENIX-                          PHOENIX-ALGER      PHOENIX-ALLIANCE/
                                                             ABERDEEN          PHOENIX-AIM       SMALL-CAP           BERNSTEIN
                                                           INTERNATIONAL         GROWTH            GROWTH          ENHANCED INDEX
                                                            SUBACCOUNT         SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $        15,197    $           464    $             -     $        14,081
Expenses
     Mortality and expense fees                                        -                  -                  -                   -
     Indexing (gain) loss                                             (6)                 5                  -                  (8)
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                      15,203                459                  -              14,089
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                      31              2,531             (1,213)              1,290
Net realized gain distribution from Fund                               -                  -              2,402                   -
Net change in unrealized appreciation (depreciation)
     on investment                                                95,421             19,401             (3,034)             78,464
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                     95,452             21,932             (1,845)             79,754
Net increase (decrease) in net assets resulting from
     operations                                          $       110,655    $        22,391    $        (1,845)    $        93,843
                                                        =================  =================  =================   =================


                                                                                                   PHOENIX-           PHOENIX-
                                                          PHOENIX-DUFF &        PHOENIX-           ENGEMANN           ENGEMANN
                                                           PHELPS REAL          ENGEMANN          GROWTH AND          SMALL-CAP
                                                        ESTATE SECURITIES    CAPITAL GROWTH         INCOME             GROWTH
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $        31,206    $         3,819    $        11,033     $             -
Expenses
     Mortality and expense fees                                        -                  -                  -                   -
     Indexing (gain) loss                                              4                 (8)                (8)                  3
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                      31,202              3,827             11,041                  (3)
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                      48                 (9)              (524)                 62
Net realized gain distribution from Fund                         154,456                  -                  -                   -
Net change in unrealized appreciation (depreciation)
     on investment                                               253,597             15,717             85,907              10,058
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                    408,101             15,708             85,383              10,120
Net increase (decrease) in net assets resulting from
     operations                                          $       439,303    $        19,535    $        96,424     $        10,117
                                                        =================  =================  =================   =================

                                                             PHOENIX-                                                 PHOENIX-
                                                             ENGEMANN          PHOENIX-           PHOENIX-         GOODWIN MULTI-
                                                            STRATEGIC       ENGEMANN VALUE      GOODWIN MONEY       SECTOR FIXED
                                                            ALLOCATION          EQUITY             MARKET              INCOME
                                                            SUBACCOUNT        SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $        19,988    $        16,290    $        42,857     $       112,170
Expenses
     Mortality and expense fees                                        -                  -                  -                   -
     Indexing (gain) loss                                             (3)               (13)               (52)                 (8)
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                      19,991             16,303             42,909             112,178
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                     236              1,426                  -               1,831
Net realized gain distribution from Fund                          21,303                  -                  -                   -
Net change in unrealized appreciation (depreciation)
     on investment                                                13,900            239,220                  -              42,874
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                     35,439            240,646                  -              44,705
Net increase (decrease) in net assets resulting from
     operations                                          $        55,430    $       256,949    $        42,909     $       156,883
                                                        =================  =================  =================   =================

                        See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004
                                   (CONTINUED)


                                                             PHOENIX-
                                                          GOODWIN MULTI-                       PHOENIX-KAYNE       PHOENIX-LAZARD
                                                           SECTOR SHORT     PHOENIX-KAYNE        SMALL-CAP         INTERNATIONAL
                                                            TERM BOND      RISING DIVIDENDS    QUALITY VALUE       EQUITY SELECT
                                                            SUBACCOUNT        SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income

     Distributions                                       $         3,779    $         2,958    $           725     $         7,418
Expenses
     Mortality and expense fees                                        -                  -                  -                   -
     Indexing (gain) loss                                              -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                       3,779              2,958                725               7,418
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                      39                 23              1,198              (3,303)
Net realized gain distribution from Fund                               -                  -              1,065               4,185
Net change in unrealized appreciation (depreciation)
     on investment                                                 2,121              7,151             15,849              88,205
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                      2,160              7,174             18,112              89,087
Net increase (decrease) in net assets resulting from
     operations                                          $         5,939    $        10,132    $        18,837     $        96,505
                                                        =================  =================  =================   =================


                                                                             PHOENIX-LORD       PHOENIX-LORD         PHOENIX-LORD
                                                         PHOENIX-LAZARD      ABBETT BOND-     ABBETT LARGE-CAP      ABBETT MID-CAP
                                                         SMALL-CAP VALUE      DEBENTURE            VALUE                VALUE
                                                            SUBACCOUNT        SUBACCOUNT         SUBACCOUNT           SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $             -    $        46,009    $        11,149     $         1,382
Expenses
     Mortality and expense fees                                        -                  -                  -                   -
     Indexing (gain) loss                                             (2)                 -                 (2)                 (1)
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                           2             46,009             11,151               1,383
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                      54                (25)            (2,535)                 69
Net realized gain distribution from Fund                           5,497             14,000              5,545               2,115
Net change in unrealized appreciation (depreciation)
     on investment                                                 1,735             15,920            141,739              54,040
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                      7,286             29,895            144,749              56,224
Net increase (decrease) in net assets resulting from
     operations                                          $         7,288    $        75,904    $       155,900     $        57,607
                                                        =================  =================  =================   =================


                                                                               PHOENIX-
                                                                               NORTHERN        PHOENIX-SANFORD     PHOENIX-SANFORD
                                                             PHOENIX-         NASDAQ-100        BERNSTEIN-MID      BERNSTEIN-SMALL
                                                         NORTHERN DOW 30       INDEX(R)          CAP VALUE            CAP VALUE
                                                            SUBACCOUNT        SUBACCOUNT         SUBACCOUNT           SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $         6,080    $           790    $         1,927     $             -
Expenses
     Mortality and expense fees                                        -                  -                  -                   -
     Indexing (gain) loss                                             (2)                (7)                 9                   1
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                       6,082                797              1,918                  (1)
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                    (684)             1,953                 47                (212)
Net realized gain distribution from Fund                               -                  -             90,553              72,065
Net change in unrealized appreciation (depreciation)
     on investment                                                10,071             10,016            111,090              73,598
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                      9,387             11,969            201,690             145,451
Net increase (decrease) in net assets resulting from
     operations                                          $        15,469    $        12,766    $       203,608     $       145,450
                                                        =================  =================  =================   =================

                        See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004
                                   (CONTINUED)


                                                         PHOENIX-SENECA     PHOENIX-SENECA    AIM V.I. CAPITAL    AIM V.I. MID-CAP
                                                         MID-CAP GROWTH     STRATEGIC THEME     APPRECIATION        CORE EQUITY
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT        SUBACCOUNT(2)
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $             -    $             -    $             -     $           735
Expenses
     Mortality and expense fees                                        -                  -                  -                   -
     Indexing (gain) loss                                             (3)                (3)                (4)                  -
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                           3                  3                  4                 735
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                     (29)               884             (1,638)                (11)
Net realized gain distribution from Fund                               -                  -                  -              21,707
Net change in unrealized appreciation (depreciation)
     on investment                                                33,249             12,593             22,865             (12,640)
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                     33,220             13,477             21,227               9,056
Net increase (decrease) in net assets resulting from
     operations                                          $        33,223    $        13,480    $        21,231     $         9,791
                                                        =================  =================  =================   =================

                                                                                               FEDERATED FUND      FEDERATED HIGH
                                                                            ALGER AMERICAN        FOR U.S.          INCOME BOND
                                                            AIM V.I.          LEVERAGED          GOVERNMENT          FUND II --
                                                         PREMIER EQUITY         ALLCAP          SECURITIES II      PRIMARY SHARES
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $         3,361    $             -    $       110,625     $        16,301
Expenses
     Mortality and expense fees                                        -                  -                  -                   -
     Indexing (gain) loss                                              1                 (8)                 -                  (5)
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                       3,360                  8            110,625              16,306
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                    (865)            (4,545)               515                  43
Net realized gain distribution from Fund                               -                  -             12,918                   -
Net change in unrealized appreciation (depreciation)
     on investment                                                36,615            115,298            (25,575)             12,511
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                     35,750            110,753            (12,142)             12,554
Net increase (decrease) in net assets resulting from
     operations                                          $        39,110    $       110,761    $        98,483     $        28,860
                                                        =================  =================  =================   =================

                                                                              VIP GROWTH                             MUTUAL SHARES
                                                        VIP CONTRAFUND(R)    OPPORTUNITIES        VIP GROWTH          SECURITIES
                                                           SUBACCOUNT         SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $         3,472    $         1,892    $         1,823     $         6,430
Expenses
     Mortality and expense fees                                        -                  -                  -                   -
     Indexing (gain) loss                                              4                 (3)                (9)                 (5)
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                       3,468              1,895              1,832               6,435
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                  12,648              3,926             15,298                 386
Net realized gain distribution from Fund                               -                  -                  -                   -
Net change in unrealized appreciation (depreciation)
     on investment                                               245,374             13,643             42,285              93,474
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                    258,022             17,569             57,583              93,860
Net increase (decrease) in net assets resulting from
     operations                                          $       261,490    $        19,464    $        59,415     $       100,295
                                                        =================  =================  =================   =================

                        See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004
                                   (CONTINUED)


                                                            TEMPLETON
                                                            DEVELOPING          TEMPLETON         TEMPLETON           TEMPLETON
                                                              MARKETS            FOREIGN         GLOBAL ASSET           GROWTH
                                                            SECURITIES          SECURITIES        ALLOCATION          SECURITIES
                                                             SUBACCOUNT         SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $            42    $        13,264    $           688     $        11,204
Expenses
     Mortality and expense fees                                        -                  -                  -                   -
     Indexing (gain) loss                                              -                (10)                 -                  (4)
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                          42             13,274                688              11,208
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                   3,984                 14                 53                 411
Net realized gain distribution from Fund                               -                  -                  -                   -
Net change in unrealized appreciation (depreciation)
     on investment                                                (4,678)           212,855              3,467             154,124
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                       (694)           212,869              3,520             154,535
Net increase (decrease) in net assets resulting from
     operations                                          $          (652)   $       226,143    $         4,208     $       165,743
                                                        =================  =================  =================   =================


                                                                            RYDEX VARIABLE      SCUDDER VIT
                                                         RYDEX VARIABLE      TRUST SECTOR      EAFE(R) EQUITY         SCUDDER VIT
                                                           TRUST JUNO           ROTATION            INDEX          EQUITY 500 INDEX
                                                          SUBACCOUNT(1)        SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $             -    $             -    $         5,132     $        10,147
Expenses
     Mortality and expense fees                                        -                  -                  -                   -
     Indexing (gain) loss                                              1                  -                 (3)                 (1)
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                          (1)                 -              5,135              10,148
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                      (7)                 9              1,559              (2,110)
Net realized gain distribution from Fund                             737                  -                  -                   -
Net change in unrealized appreciation (depreciation)
     on investment                                                (5,975)             2,501             36,406             101,660
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                     (5,245)             2,510             37,965              99,550
Net increase (decrease) in net assets resulting from
     operations                                          $        (5,246)   $         2,510    $        43,100     $       109,698
                                                        =================  =================  =================   =================

                                                                                WANGER             WANGER
                                                                             INTERNATIONAL      INTERNATIONAL
                                                           TECHNOLOGY           SELECT            SMALL CAP        WANGER SELECT
                                                           SUBACCOUNT          SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $             -    $           673    $         3,760     $             -
Expenses
     Mortality and expense fees                                        -                  -                  -                   -
     Indexing (gain) loss                                             (1)                 -                  2                   -
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                           1                673              3,758                   -
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                     125               (632)             1,190                 778
Net realized gain distribution from Fund                               -                  -                  -                 571
Net change in unrealized appreciation (depreciation)
     on investment                                                (1,906)            51,257            179,897             146,933
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                     (1,781)            50,625            181,087             148,282
Net increase (decrease) in net assets resulting from
     operations                                          $        (1,780)   $        51,298    $       184,845     $       148,282
                                                        =================  =================  =================   =================

                        See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004
                                   (CONTINUED)

                                                            WANGER U.S.
                                                             SMALLER
                                                            COMPANIES
                                                           SUBACCOUNT
                                                        -----------------
Investment income
     Distributions                                       $             -
Expenses
     Mortality and expense fees                                        -
     Indexing (gain) loss                                              4
                                                        -----------------
Net investment income (loss)                                          (4)
                                                        -----------------
Net realized gain (loss) from share transactions                   4,171
Net realized gain distribution from Fund                               -
Net change in unrealized appreciation (depreciation)
     on investment                                               298,015
                                                        -----------------
Net gain (loss) on investment                                    302,186
Net increase (decrease) in net assets resulting from
     operations                                          $       302,182
                                                        =================





























Footnotes for Statements of Operations
For the period ended December 31, 2004

(1) From inception date April 5, 2004 to December 31, 2004.
(2) From inception date December 3, 2004 to December 31, 2004.


                        See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004


                                                             PHOENIX-                          PHOENIX-ALGER      PHOENIX-ALLIANCE/
                                                             ABERDEEN          PHOENIX-AIM       SMALL-CAP           BERNSTEIN
                                                           INTERNATIONAL         GROWTH            GROWTH          ENHANCED INDEX
                                                            SUBACCOUNT         SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                    $        15,203    $           459    $             -     $        14,089
         Net realized gain (loss)                                     31              2,531              1,189               1,290
         Net change in unrealized appreciation
            (depreciation) on investment                          95,421             19,401             (3,034)             78,464
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from operations                                      110,655             22,391             (1,845)             93,843
                                                       -----------------  -----------------  -----------------   -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                     53,423            116,390             87,293             244,964
         Participant transfers                                   316,639 (e)          8,864             95,262             (81,485)
         Participant withdrawals                                  (7,396)           (11,373)                 -             (46,500)
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                        362,666            113,881            182,555             116,979
                                                        -----------------  -----------------  -----------------   -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          473,321            136,272            180,710             210,822
NET ASSETS
     Beginning of period                                         256,326            359,956             30,165             833,385
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $       729,647    $       496,228    $       210,875     $     1,044,207
                                                        =================  =================  =================   =================

                                                                                                   PHOENIX-           PHOENIX-
                                                          PHOENIX-DUFF &        PHOENIX-           ENGEMANN           ENGEMANN
                                                           PHELPS REAL          ENGEMANN          GROWTH AND          SMALL-CAP
                                                        ESTATE SECURITIES    CAPITAL GROWTH         INCOME             GROWTH
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                    $        31,202    $         3,827    $        11,041     $            (3)
         Net realized gain (loss)                                154,504                 (9)              (524)                 62
         Net change in unrealized appreciation
            (depreciation) on investment                         253,597             15,717             85,907              10,058
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from operations                                      439,303             19,535             96,424              10,117
                                                        -----------------  -----------------  -----------------   -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                    375,197             80,836            243,871              27,009
         Participant transfers                                   352,837             43,875 (c)        390,385 (b)           8,357
         Participant withdrawals                                 (35,324)            (8,564)           (69,684)             (4,886)
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                        692,710            116,147            564,572              30,480
                                                        -----------------  -----------------  -----------------   -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        1,132,013            135,682            660,996              40,597
NET ASSETS
     Beginning of period                                         831,442            316,219            467,149              97,236
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $     1,963,455    $       451,901    $     1,128,145     $       137,833
                                                        =================  =================  =================   =================

                       See Notes to Financial Statements
                                      SA-11

                      STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004
                                   (CONTINUED)


                                                             PHOENIX-                                               PHOENIX-
                                                             ENGEMANN          PHOENIX-           PHOENIX-       GOODWIN MULTI-
                                                            STRATEGIC       ENGEMANN VALUE      GOODWIN MONEY     SECTOR FIXED
                                                            ALLOCATION          EQUITY             MARKET            INCOME
                                                            SUBACCOUNT        SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                                        -----------------  -----------------  ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                    $        19,991    $        16,303    $        42,909   $       112,178
         Net realized gain (loss)                                 21,539              1,426                  -             1,831
         Net change in unrealized appreciation
            (depreciation) on investment                          13,900            239,220                  -            42,874
                                                        -----------------  -----------------  ----------------- -----------------
         Net increase (decrease) in net assets resulting
            from operations                                       55,430            256,949             42,909           156,883
                                                        -----------------  -----------------  ----------------- -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                    122,713            420,796          4,491,494           412,966
         Participant transfers                                    59,003            869,643 (d)     (5,212,405)        1,612,163 (a)
         Participant withdrawals                                 (34,024)          (121,223)          (912,676)         (103,695)
                                                        -----------------  -----------------  ----------------- -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                        147,692          1,169,216         (1,633,587)        1,921,434
                                                        -----------------  -----------------  ----------------- -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          203,122          1,426,165         (1,590,678)        2,078,317
NET ASSETS
     Beginning of period                                         642,955          1,116,896          6,903,506           448,315
                                                        -----------------  -----------------  ----------------- -----------------
     End of period                                       $       846,077    $     2,543,061    $     5,312,828   $     2,526,632
                                                        =================  =================  ================= =================


                                                             PHOENIX-
                                                          GOODWIN MULTI-                       PHOENIX-KAYNE     PHOENIX-LAZARD
                                                           SECTOR SHORT     PHOENIX-KAYNE        SMALL-CAP       INTERNATIONAL
                                                            TERM BOND      RISING DIVIDENDS    QUALITY VALUE     EQUITY SELECT
                                                            SUBACCOUNT        SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                                        -----------------  -----------------  ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                    $         3,779    $         2,958    $           725   $         7,418
         Net realized gain (loss)                                     39                 23              2,263               882
         Net change in unrealized appreciation
            (depreciation) on investment                           2,121              7,151             15,849            88,205
                                                        -----------------  -----------------  ----------------- -----------------
         Net increase (decrease) in net assets resulting
            from operations                                        5,939             10,132             18,837            96,505
                                                        -----------------  -----------------  ----------------- -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                     42,220              1,980             21,462           236,479
         Participant transfers                                    71,226            208,625             45,943           123,576
         Participant withdrawals                                  (6,382)            (2,162)                 -                 -
                                                        -----------------  -----------------  ----------------- -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                        107,064            208,443             67,405           360,055
                                                        -----------------  -----------------  ----------------- -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          113,003            218,575             86,242           456,560
NET ASSETS
     Beginning of period                                          13,010             18,457             18,783           307,802
                                                        -----------------  -----------------  ----------------- -----------------
     End of period                                       $       126,013    $       237,032    $       105,025   $       764,362
                                                        =================  =================  ================= =================


                       See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004
                                   (CONTINUED)



                                                                             PHOENIX-LORD       PHOENIX-LORD         PHOENIX-LORD
                                                         PHOENIX-LAZARD      ABBETT BOND-     ABBETT LARGE-CAP      ABBETT MID-CAP
                                                         SMALL-CAP VALUE      DEBENTURE            VALUE                VALUE
                                                            SUBACCOUNT        SUBACCOUNT         SUBACCOUNT           SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                    $             2    $        46,009    $        11,151     $         1,383
         Net realized gain (loss)                                  5,551             13,975              3,010               2,184
         Net change in unrealized appreciation
            (depreciation) on investment                           1,735             15,920            141,739              54,040
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from operations                                        7,288             75,904            155,900              57,607
                                                        -----------------  -----------------  -----------------   -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                     24,451            217,373            278,667              30,754
         Participant transfers                                    24,179            259,574            517,884             197,467
         Participant withdrawals                                  (1,668)           (39,465)           (16,590)             (1,190)
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                         46,962            437,482            779,961             227,031
                                                        -----------------  -----------------  -----------------   -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           54,250            513,386            935,861             284,638
NET ASSETS
     Beginning of period                                          14,913            562,276            610,265              78,769
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $        69,163    $     1,075,662    $     1,546,126     $       363,407
                                                        =================  =================  =================   =================

                                                                               PHOENIX-
                                                                               NORTHERN        PHOENIX-SANFORD     PHOENIX-SANFORD
                                                             PHOENIX-         NASDAQ-100        BERNSTEIN-MID      BERNSTEIN-SMALL
                                                         NORTHERN DOW 30       INDEX(R)          CAP VALUE            CAP VALUE
                                                            SUBACCOUNT        SUBACCOUNT         SUBACCOUNT           SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------

INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                    $         6,082    $           797    $         1,918     $            (1)
         Net realized gain (loss)                                   (684)             1,953             90,600              71,853
         Net change in unrealized appreciation
            (depreciation) on investment                          10,071             10,016            111,090              73,598
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from operations                                       15,469             12,766            203,608             145,450
                                                        -----------------  -----------------  -----------------   -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                     91,809             63,366            192,474             105,759
         Participant transfers                                    29,959            (82,873)           187,608             172,086
         Participant withdrawals                                 (21,510)            (6,620)           (21,594)            (81,280)
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                        100,258            (26,127)           358,488             196,565
                                                        -----------------  -----------------  -----------------   -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          115,727            (13,361)           562,096             342,015
NET ASSETS
     Beginning of period                                         262,194            155,809            776,150             563,548
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $       377,921    $       142,448    $     1,338,246     $       905,563
                                                        =================  =================  =================   =================

                       See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004
                                   (CONTINUED)



                                                         PHOENIX-SENECA     PHOENIX-SENECA    AIM V.I. CAPITAL  AIM V.I. MID-CAP
                                                         MID-CAP GROWTH     STRATEGIC THEME     APPRECIATION       CORE EQUITY
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT       SUBACCOUNT(2)
                                                        -----------------  -----------------  ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                    $             3    $             3    $             4   $           735
         Net realized gain (loss)                                    (29)               884             (1,638)           21,696
         Net change in unrealized appreciation
            (depreciation) on investment                          33,249             12,593             22,865           (12,640)
                                                        -----------------  -----------------  ----------------- -----------------
         Net increase (decrease) in net assets resulting
            from operations                                       33,223             13,480             21,231             9,791
                                                        -----------------  -----------------  ----------------- -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                    109,495             22,661             92,927             4,740
         Participant transfers                                   103,675             (8,636)            51,932           494,736 (f)
         Participant withdrawals                                 (19,495)            (4,613)            (2,580)           (4,427)
                                                        -----------------  -----------------  ----------------- -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                        193,675              9,412            142,279           495,049
                                                        -----------------  -----------------  ----------------- -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          226,898             22,892            163,510           504,840
NET ASSETS
     Beginning of period                                         282,319            229,010            195,285                 -
                                                        -----------------  -----------------  ----------------- -----------------
     End of period                                             $ 509,217          $ 251,902          $ 358,795         $ 504,840
                                                        =================  =================  ================= =================


                                                                                               FEDERATED FUND    FEDERATED HIGH
                                                                            ALGER AMERICAN        FOR U.S.        INCOME BOND
                                                            AIM V.I.          LEVERAGED          GOVERNMENT        FUND II --
                                                         PREMIER EQUITY         ALLCAP          SECURITIES II    PRIMARY SHARES
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                                        -----------------  -----------------  ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                    $         3,360    $             8    $       110,625   $        16,306
         Net realized gain (loss)                                   (865)            (4,545)            13,433                43
         Net change in unrealized appreciation
            (depreciation) on investment                          36,615            115,298            (25,575)           12,511
                                                        -----------------  -----------------  ----------------- -----------------
         Net increase (decrease) in net assets resulting
            from operations                                       39,110            110,761             98,483            28,860
                                                        -----------------  -----------------  ----------------- -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                    242,883            314,433            538,053            85,005
         Participant transfers                                   (65,075)            83,453             83,114            65,654
         Participant withdrawals                                 (15,967)           (54,002)          (154,824)          (28,131)
                                                        -----------------  -----------------  ----------------- -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                        161,841            343,884            466,343           122,528
                                                        -----------------  -----------------  ----------------- -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          200,951            454,645            564,826           151,388
NET ASSETS
     Beginning of period                                         576,681          1,135,337          2,362,662           222,605
                                                        -----------------  -----------------  ----------------- -----------------
     End of period                                       $       777,632    $     1,589,982    $     2,927,488   $       373,993
                                                        =================  =================  ================= =================


                       See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004
                                   (CONTINUED)



                                                                              VIP GROWTH                             MUTUAL SHARES
                                                        VIP CONTRAFUND(R)    OPPORTUNITIES        VIP GROWTH          SECURITIES
                                                           SUBACCOUNT         SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                    $         3,468    $         1,895    $         1,832     $         6,435
         Net realized gain (loss)                                 12,648              3,926             15,298                 386
         Net change in unrealized appreciation
            (depreciation) on investment                         245,374             13,643             42,285              93,474
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from operations                                      261,490             19,464             59,415             100,295
                                                        -----------------  -----------------  -----------------   -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                    301,652             22,811            370,235             147,725
         Participant transfers                                   605,386            (81,960)           288,951             113,897
         Participant withdrawals                                (106,040)           (44,871)           (81,893)            (47,413)
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                        800,998           (104,020)           577,293             214,209
                                                        -----------------  -----------------  -----------------   -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        1,062,488            (84,556)           636,708             314,504
NET ASSETS
     Beginning of period                                       1,173,039            382,451          1,074,690             627,548
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $     2,235,527    $       297,895    $     1,711,398     $       942,052
                                                        =================  =================  =================   =================

                                                            TEMPLETON
                                                            DEVELOPING          TEMPLETON         TEMPLETON           TEMPLETON
                                                              MARKETS            FOREIGN         GLOBAL ASSET           GROWTH
                                                            SECURITIES          SECURITIES        ALLOCATION          SECURITIES
                                                             SUBACCOUNT         SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                    $            42    $        13,274    $           688     $        11,208
         Net realized gain (loss)                                  3,984                 14                 53                 411
         Net change in unrealized appreciation
            (depreciation) on investment                          (4,678)           212,855              3,467             154,124
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from operations                                         (652)           226,143              4,208             165,743
                                                        -----------------  -----------------  -----------------   -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                      2,243            304,791              3,066             211,797
         Participant transfers                                         -            264,254               (113)            244,310
         Participant withdrawals                                 (20,578)           (68,319)              (653)            (11,371)
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                        (18,335)           500,726              2,300             444,736
                                                        -----------------  -----------------  -----------------   -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          (18,987)           726,869              6,508             610,479
NET ASSETS
     Beginning of period                                          21,701            879,351             24,223             765,951
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $         2,714    $     1,606,220    $        30,731     $     1,376,430
                                                        =================  =================  =================   =================

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004
                                   (CONTINUED)



                                                                            RYDEX VARIABLE      SCUDDER VIT
                                                         RYDEX VARIABLE      TRUST SECTOR      EAFE(R) EQUITY         SCUDDER VIT
                                                           TRUST JUNO           ROTATION            INDEX          EQUITY 500 INDEX
                                                          SUBACCOUNT(1)        SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                    $            (1)   $             -    $         5,135     $        10,148
         Net realized gain (loss)                                    730                  9              1,559              (2,110)
         Net change in unrealized appreciation
            (depreciation) on investment                          (5,975)             2,501             36,406             101,660
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from operations                                       (5,246)             2,510             43,100             109,698
                                                        -----------------  -----------------  -----------------   -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                          -                873             36,326             318,448
         Participant transfers                                    78,036             12,436             74,233             853,616
         Participant withdrawals                                  (1,528)              (672)           (14,310)           (433,134)
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                         76,508             12,637             96,249             738,930
                                                        -----------------  -----------------  -----------------   -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           71,262             15,147            139,349             848,628
NET ASSETS
     Beginning of period                                               -              4,089            135,547             481,275
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $        71,262    $        19,236    $       274,896     $     1,329,903
                                                        =================  =================  =================   =================

                                                                                WANGER             WANGER
                                                                             INTERNATIONAL      INTERNATIONAL
                                                           TECHNOLOGY           SELECT            SMALL CAP        WANGER SELECT
                                                           SUBACCOUNT          SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                    $             1    $           673    $         3,758     $             -
         Net realized gain (loss)                                    125               (632)             1,190               1,349
         Net change in unrealized appreciation
            (depreciation) on investment                          (1,906)            51,257            179,897             146,933
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from operations                                       (1,780)            51,298            184,845             148,282
                                                        -----------------  -----------------  -----------------   -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                     24,942             41,091            161,765             165,491
         Participant transfers                                    (2,646)            21,963            119,802             321,315
         Participant withdrawals                                  (1,926)           (31,581)           (44,675)           (109,900)
                                                        -----------------  -----------------  -----------------   -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                         20,370             31,473            236,892             376,906
                                                        -----------------  -----------------  -----------------   -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           18,590             82,771            421,737             525,188
NET ASSETS
     Beginning of period                                          68,952            195,677            474,936             501,426
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $        87,542    $       278,448    $       896,673     $     1,026,614
                                                        =================  =================  =================   =================

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004
                                   (CONTINUED)





                                                            WANGER U.S.
                                                             SMALLER
                                                            COMPANIES
                                                            SUBACCOUNT
                                                        -----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
         Net investment income (loss)                    $            (4)
         Net realized gain (loss)                                  4,171
         Net change in unrealized appreciation
            (depreciation) on investment                         298,015
                                                        -----------------
         Net increase (decrease) in net assets resulting
            from operations                                      302,182
                                                        -----------------
     FROM CONTRACT TRANSACTIONS
         Participant deposits                                    409,392
         Participant transfers                                    68,968
         Participant withdrawals                                 (85,362)
                                                        -----------------
         Net increase (decrease) in net assets resulting
            from participant transactions                        392,998
                                                        -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          695,180
NET ASSETS
     Beginning of period                                       1,366,784
                                                        -----------------
     End of period                                       $     2,061,964
                                                        =================

















Footnotes for Statements of Changes in Net Assets
For the period ended December 31, 2004

(1) From inception date April 5, 2004 to December 31, 2004.
(2) From inception date December 3, 2004 to December 31, 2004.
(a) Participant transfers include net assets transferred in from Janus Flexible Income on April 16, 2004.
(b) Participant transfers include net assets transferred in from Alliance/Bernstein Growth + Value and MFS Investors Trust on September 17, 2004.
(c) Participant transfers include net assets transferred in from Lazard U.S. Multi-Cap on September 24, 2004.
(d) Participant transfers include net assets transferred in from MFS Value on September 24, 2004.
(e) Participant transfers include net assets transferred in from Sanford Bernstein Global Value on September 24, 2004.
(f) Participant transfers include net assets transferred in from AIM Mid-Cap Equity on December 3, 2004.

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2003


                                                                                              PHOENIX-ALLIANCE/  PHOENIX-ALLIANCE/
                                                        PHOENIX-ABERDEEN     PHOENIX-AIM         BERNSTEIN          BERNSTEIN
                                                         INTERNATIONAL      MID-CAP EQUITY     ENHANCED INDEX     GROWTH + VALUE
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT        SUBACCOUNT(5)
                                                        -----------------  -----------------  -----------------  -----------------
FROM OPERATIONS
     Net investment income (loss)                       $          3,639   $              -   $          7,648   $            118
     Net realized gain (loss)                                         53                437            (14,346)                 -
     Net change in unrealized appreciation (depreciation)
         on investments                                           54,901             31,613            154,344              1,214
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) resulting from operations            58,593             32,050            147,646              1,332
                                                        -----------------  -----------------  -----------------  -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                         42,218             96,072            142,464             23,329
     Participant transfers                                        22,311 +          155,683             33,221              7,535
     Participant withdrawals                                      (4,915)           (33,881)           (12,265)               (51)
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                            59,614            217,874            163,420             30,813
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets                       118,207            249,924            311,066             32,145
NET ASSETS
     Beginning of period                                         138,119             44,820            522,319                  -
                                                        -----------------  -----------------  -----------------  -----------------
     End of period                                      $        256,326   $        294,744   $        833,385   $         32,145
                                                        =================  =================  =================  =================


                                                         PHOENIX-DUFF &    PHOENIX-ENGEMANN   PHOENIX-ENGEMANN    PHOENIX-GOODWIN
                                                           PHELPS REAL          CAPITAL       SMALL & MID-CAP         MONEY
                                                        ESTATE SECURITIES       GROWTH             GROWTH             MARKET
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                        -----------------  -----------------  -----------------  -----------------
FROM OPERATIONS
     Net investment income (loss)                       $         14,353   $            188   $              1   $         79,094
     Net realized gain (loss)                                     22,676                 76              5,024                  -
     Net change in unrealized appreciation (depreciation)
         on investments                                           93,190             51,892             14,703                  -
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) resulting from operations           130,219             52,156             19,728             79,094
                                                        -----------------  -----------------  -----------------  -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                        365,152             94,887             73,352          6,866,851
     Participant transfers                                       143,679               (119)           (16,430)        (4,357,727)
     Participant withdrawals                                     (33,447)            (4,478)                 -        (10,427,305)
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                           475,384             90,290             56,922         (7,918,181)
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets                       605,603            142,446             76,650         (7,839,087)
NET ASSETS
     Beginning of period                                         225,839            173,773             20,586         14,742,593
                                                        -----------------  -----------------  -----------------  -----------------
     End of period                                      $        831,442   $        316,219   $         97,236   $      6,903,506
                                                        =================  =================  =================  =================


                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2003
                                  (CONTINUED)

                                                         PHOENIX-GOODWIN    PHOENIX-GOODWIN     PHOENIX-JANUS      PHOENIX-KAYNE
                                                           MULTI-SECTOR       MULTI-SECTOR         FLEXIBLE           RISING
                                                           FIXED INCOME     SHORT TERM BOND         INCOME           DIVIDENDS
                                                            SUBACCOUNT        SUBACCOUNT(6)       SUBACCOUNT        SUBACCOUNT
                                                        -----------------  -----------------  -----------------  -----------------
FROM OPERATIONS
     Net investment income (loss)                       $         21,739   $            169   $         32,222   $             93
     Net realized gain (loss)                                      1,315                 (3)            25,575                127
     Net change in unrealized appreciation (depreciation)
         on investments                                           19,493                 72            (11,613)             2,751
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) resulting from operations            42,547                238             46,184              2,971
                                                        -----------------  -----------------  -----------------  -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                        205,715             26,194            264,252                 46
     Participant transfers                                        61,544            (13,359)           420,609                  -
     Participant withdrawals                                     (67,663)               (63)           (31,966)              (213)
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                           199,596             12,772            652,895               (167)
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets                       242,143             13,010            699,079              2,804
NET ASSETS
     Beginning of period                                         206,172                  -            547,407             15,653
                                                        -----------------  -----------------  -----------------  -----------------
     End of period                                      $        448,315   $         13,010   $      1,246,486   $         18,457
                                                        =================  =================  =================  =================


                                                          PHOENIX-KAYNE     PHOENIX-LAZARD     PHOENIX-LAZARD
                                                            SMALL-CAP        INTERNATIONAL        SMALL-CAP       PHOENIX-LAZARD
                                                          QUALITY VALUE     EQUITY SELECT           VALUE         U.S. MULTI-CAP
                                                           SUBACCOUNT        SUBACCOUNT(2)      SUBACCOUNT(4)      SUBACCOUNT(1)
                                                        -----------------  -----------------  -----------------  -----------------
FROM OPERATIONS
     Net investment income (loss)                       $            113   $          1,435   $             11   $              -
     Net realized gain (loss)                                         18                303                152                  2
     Net change in unrealized appreciation (depreciation)
         on investments                                            3,037             39,669                349                  8
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) resulting from operations             3,168             41,407                512                 10
                                                        -----------------  -----------------  -----------------  -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                              -             77,121                892                 45
     Participant transfers                                             -            197,567             13,578                  -
     Participant withdrawals                                         (39)            (8,293)               (69)                (8)
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                               (39)           266,395             14,401                 37
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets                         3,129            307,802             14,913                 47
NET ASSETS
     Beginning of period                                          15,654                  -                  -                  -
                                                        -----------------  -----------------  -----------------  -----------------
     End of period                                      $         18,783   $        307,802   $         14,913   $             47
                                                        =================  =================  =================  =================


                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2003
                                  (CONTINUED)

                                                          PHOENIX-LORD       PHOENIX-LORD        PHOENIX-LORD      PHOENIX-MFS
                                                           ABBETT BOND     ABBETT LARGE-CAP     ABBETT MID-CAP      INVESTORS
                                                            DEBENTURE            VALUE               VALUE         GROWTH STOCK
                                                           SUBACCOUNT         SUBACCOUNT          SUBACCOUNT        SUBACCOUNT
                                                        -----------------  -----------------  -----------------  -----------------
FROM OPERATIONS
     Net investment income (loss)                       $         16,688   $          2,099   $            149   $              3
     Net realized gain (loss)                                      4,694              1,140                235                289
     Net change in unrealized appreciation (depreciation)
         on investments                                           14,322             39,850              6,651             52,388
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) resulting from operations            35,704             43,089              7,035             52,680
                                                        -----------------  -----------------  -----------------  -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                        121,740            140,385             55,948             95,244
     Participant transfers                                       397,801            428,734             11,861            109,944 ++
     Participant withdrawals                                     (16,449)            (4,182)                 -             (3,804)
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                           503,092            564,937             67,809            201,384
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets                       538,796            608,026             74,844            254,064
NET ASSETS
     Beginning of period                                          23,480              2,239              3,925            105,892
                                                        -----------------  -----------------  -----------------  -----------------
     End of period                                      $        562,276   $        610,265   $         78,769   $        359,956
                                                        =================  =================  =================  =================


                                                          PHOENIX-MFS                                            PHOENIX-NORTHERN
                                                           INVESTORS         PHOENIX-MFS      PHOENIX-NORTHERN      NASDAQ-100
                                                             TRUST              VALUE              DOW 30            INDEX(R)
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                        -----------------  -----------------  -----------------  -----------------
FROM OPERATIONS
     Net investment income (loss)                       $            617   $          5,831   $          2,740   $              1
     Net realized gain (loss)                                         41                (53)                31                797
     Net change in unrealized appreciation (depreciation)
         on investments                                           18,886             67,274             36,803             41,795
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) resulting from operations            19,544             73,052             39,574             42,593
                                                        -----------------  -----------------  -----------------  -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                         33,655            124,309             91,659             18,818
     Participant transfers                                         4,579            191,146             17,792             13,411
     Participant withdrawals                                      (2,301)           (33,389)            (7,808)            (3,189)
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                            35,933            282,066            101,643             29,040
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets                        55,477            355,118            141,217             71,633
NET ASSETS
     Beginning of period                                          74,839            159,706            120,977             84,176
                                                        -----------------  -----------------  -----------------  -----------------
     End of period                                      $        130,316   $        514,824   $        262,194   $        155,809
                                                        =================  =================  =================  =================


                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2003
                                  (CONTINUED)

                                                        PHOENIX-OAKHURST   PHOENIX-OAKHURST                       PHOENIX-SANFORD
                                                           GROWTH AND         STRATEGIC       PHOENIX-OAKHURST       BERNSTEIN
                                                             INCOME           ALLOCATION        EQUITY VALUE       GLOBAL VALUE
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                        -----------------  -----------------  -----------------  -----------------
FROM OPERATIONS
     Net investment income (loss)                       $          3,856   $         21,177   $          7,484   $          1,783
     Net realized gain (loss)                                      2,355             38,966                (29)                17
     Net change in unrealized appreciation (depreciation)
         on investments                                           83,544             80,673            175,442             32,916
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) resulting from operations            89,755            140,816            182,897             34,716
                                                        -----------------  -----------------  -----------------  -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                        133,994            255,668            331,652             12,673
     Participant transfers                                        79,037           (504,764)           105,393             55,131
     Participant withdrawals                                      (7,529)           (31,684)           (31,132)            (5,019)
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                           205,502           (280,780)           405,913             62,785
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets                       295,257           (139,964)           588,810             97,501
NET ASSETS
     Beginning of period                                         171,892            782,919            528,086             44,980
                                                        -----------------  -----------------  -----------------  -----------------
     End of period                                      $        467,149   $        642,955   $      1,116,896   $        142,481
                                                        =================  =================  =================  =================


                                                         PHOENIX-SANFORD    PHOENIX-SANFORD
                                                            BERNSTEIN          BERNSTEIN       PHOENIX-SENECA     PHOENIX-SENECA
                                                             MID-CAP           SMALL-CAP           MID-CAP          STRATEGIC
                                                              VALUE              VALUE             GROWTH             THEME
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                        -----------------  -----------------  -----------------  -----------------
FROM OPERATIONS
     Net investment income (loss)                       $          1,143   $             25   $              1   $             25
     Net realized gain (loss)                                     21,901              5,841                 26                 22
     Net change in unrealized appreciation (depreciation)
         on investments                                          150,840            119,955             51,742             48,375
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) resulting from operations           173,884            125,821             51,769             48,422
                                                        -----------------  -----------------  -----------------  -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                        172,070            121,914             57,688             60,183
     Participant transfers                                       200,802             94,275             18,803             17,085
     Participant withdrawals                                      (8,038)           (11,590)            (3,523)            (2,667)
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                           364,834            204,599             72,968             74,601
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets                       538,718            330,420            124,737            123,023
NET ASSETS
     Beginning of period                                         237,432            233,128            157,582            105,987
                                                        -----------------  -----------------  -----------------  -----------------
     End of period                                      $        776,150   $        563,548   $        282,319   $        229,010
                                                        =================  =================  =================  =================


                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2003
                                  (CONTINUED)

                                                          PHOENIX-STATE        AIM V.I.           AIM V.I.        ALGER AMERICAN
                                                         STREET RESEARCH       CAPITAL            PREMIER            LEVERAGED
                                                         SMALL-CAP GROWTH    APPRECIATION          EQUITY             ALLCAP
                                                           SUBACCOUNT(3)      SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                        -----------------  -----------------  -----------------  -----------------
FROM OPERATIONS
     Net investment income (loss)                       $              -   $              -   $          1,477   $             (8)
     Net realized gain (loss)                                      1,600                (55)               183             (2,339)
     Net change in unrealized appreciation (depreciation)
         on investments                                              897             37,244             94,057            202,714
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) resulting from operations             2,497             37,189             95,717            200,367
                                                        -----------------  -----------------  -----------------  -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                         27,790             82,259            216,064            406,062
     Participant transfers                                             -              6,390              3,540            120,763
     Participant withdrawals                                        (122)            (9,096)            (8,607)           (13,849)
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                            27,668             79,553            210,997            512,976
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets                        30,165            116,742            306,714            713,343
NET ASSETS
     Beginning of period                                               -             78,543            269,967            421,994
                                                        -----------------  -----------------  -----------------  -----------------
     End of period                                      $         30,165   $        195,285   $        576,681   $      1,135,337
                                                        =================  =================  =================  =================


                                                                             FEDERATED HIGH
                                                          FEDERATED FUND      INCOME BOND
                                                             FOR U.S.          FUND II --
                                                            GOVERNMENT          PRIMARY             VIP             VIP GROWTH
                                                          SECURITIES II         SHARES          CONTRAFUND(R)      OPPORTUNITIES
                                                            SUBACCOUNT         SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                                        -----------------  -----------------  -----------------  -----------------
FROM OPERATIONS
     Net investment income (loss)                       $         43,782   $          8,430   $          1,000   $          1,438
     Net realized gain (loss)                                      1,783            463,327              2,037             (1,658)
     Net change in unrealized appreciation (depreciation)
         on investments                                           (5,102)            17,858            144,986             67,410
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) resulting from operations            40,463            489,615            148,023             67,190
                                                        -----------------  -----------------  -----------------  -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                      1,071,260             73,704            292,922            104,937
     Participant transfers                                       267,413           (391,865)           521,806             13,730
     Participant withdrawals                                     (66,940)           (30,054)           (31,902)           (12,439)
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                         1,271,733           (348,215)           782,826            106,228
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets                     1,312,196            141,400            930,849            173,418
NET ASSETS
     Beginning of period                                       1,050,466             81,205            242,190            209,033
                                                        -----------------  -----------------  -----------------  -----------------
     End of period                                      $      2,362,662   $        222,605   $      1,173,039   $        382,451
                                                        =================  =================  =================  =================


                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2003
                                  (CONTINUED)

                                                                                                 TEMPLETON
                                                                                                 DEVELOPING         TEMPLETON
                                                              VIP            MUTUAL SHARES         MARKETS           FOREIGN
                                                             GROWTH            SECURITIES        SECURITIES         SECURITIES
                                                           SUBACCOUNT          SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                                        -----------------  -----------------  -----------------  -----------------
FROM OPERATIONS
     Net investment income (loss)                       $            463   $          3,799   $            198   $          5,966
     Net realized gain (loss)                                     (7,428)             2,037                 (1)               429
     Net change in unrealized appreciation (depreciation)
         on investments                                          133,967             85,463              7,153            123,518
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) resulting from operations           127,002             91,299              7,350            129,913
                                                        -----------------  -----------------  -----------------  -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                        216,539             50,871                  -            154,070
     Participant transfers                                       596,352            303,718              5,001            464,249
     Participant withdrawals                                     (38,231)           (10,595)            (2,348)           (31,437)
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                           774,660            343,994              2,653            586,882
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets                       901,662            435,293             10,003            716,795
NET ASSETS
     Beginning of period                                         173,028            192,255             11,698            162,556
                                                        -----------------  -----------------  -----------------  -----------------
     End of period                                      $      1,074,690   $        627,548   $         21,701   $        879,351
                                                        =================  =================  =================  =================


                                                           TEMPLETON          TEMPLETON        RYDEX VARIABLE      SCUDDER VIT
                                                          GLOBAL ASSET          GROWTH          TRUST SECTOR      EAFE(R) EQUITY
                                                           ALLOCATION         SECURITIES          ROTATION            INDEX
                                                           SUBACCOUNT         SUBACCOUNT        SUBACCOUNT(7)       SUBACCOUNT
                                                        -----------------  -----------------  -----------------  -----------------
FROM OPERATIONS
     Net investment income (loss)                       $            398   $          5,771   $              -   $          2,462
     Net realized gain (loss)                                          2                 71                  -                 (2)
     Net change in unrealized appreciation (depreciation)
         on investments                                            4,750            132,168                 81             25,135
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) resulting from operations             5,150            138,010                 81             27,595
                                                        -----------------  -----------------  -----------------  -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                          4,304            191,599              4,018             43,062
     Participant transfers                                         1,158            163,467                  -             45,094
     Participant withdrawals                                        (514)            (7,326)               (10)              (978)
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                             4,948            347,740              4,008             87,178
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets                        10,098            485,750              4,089            114,773
NET ASSETS
     Beginning of period                                          14,125            280,201                  -             20,774
                                                        -----------------  -----------------  -----------------  -----------------
     End of period                                      $         24,223   $        765,951   $          4,089   $        135,547
                                                        =================  =================  =================  =================


                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2003
                                  (CONTINUED)

                                                           SCUDDER VIT                                                WANGER
                                                           EQUITY 500                          WANGER FOREIGN      INTERNATIONAL
                                                             INDEX            TECHNOLOGY           FORTY            SMALL CAP
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                        -----------------  -----------------  -----------------  -----------------
FROM OPERATIONS
     Net investment income (loss)                       $          1,781   $            105   $             93   $            711
     Net realized gain (loss)                                         48                  2                 30                108
     Net change in unrealized appreciation (depreciation)
         on investments                                           63,168             13,608             25,026            113,429
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) resulting from operations            64,997             13,715             25,149            114,248
                                                        -----------------  -----------------  -----------------  -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                        197,398             20,293              5,254            133,626
     Participant transfers                                       175,554             13,301            142,795             70,662
     Participant withdrawals                                      (2,692)              (488)            (2,663)           (17,851)
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                           370,260             33,106            145,386            186,437
                                                        -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in net assets                       435,257             46,821            170,535            300,685
NET ASSETS
     Beginning of period                                          46,018             22,131             25,142            174,251
                                                        -----------------  -----------------  -----------------  -----------------
     End of period                                      $        481,275   $         68,952   $        195,677   $        474,936
                                                        =================  =================  =================  =================


                                                                              WANGER U.S.
                                                             WANGER             SMALLER
                                                             TWENTY            COMPANIES
                                                           SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------
FROM OPERATIONS
     Net investment income (loss)                       $              -   $             19
     Net realized gain (loss)                                        196              1,227
     Net change in unrealized appreciation (depreciation)
         on investments                                           56,108            341,189
                                                        -----------------  -----------------
     Net increase (decrease) resulting from operations            56,304            342,435
                                                        -----------------  -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                         86,587            383,928
     Participant transfers                                       298,445            128,003
     Participant withdrawals                                     (20,622)           (52,241)
                                                        -----------------  -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                           364,410            459,690
                                                        -----------------  -----------------
     Net increase (decrease) in net assets                       420,714            802,125
NET ASSETS
     Beginning of period                                          80,712            564,659
                                                        -----------------  -----------------
     End of period                                      $        501,426   $      1,366,784
                                                        =================  =================


+ Participant transfers include net assets transferred in from Aberdeen New Asia on February 7, 2003.

++ Participant transfers include net assets transferred in from MFS Investors
   Growth and Van Kampen Focus Equity on February 14, 2003.

Footnotes for Statements of Changes in Net Assets
For the period ended December 31, 2003

(1) From inception January 16, 2003 to December 31, 2003.
(2) From inception April 11, 2003 to December 31, 2003.
(3) From inception April 22, 2003 to December 31, 2003.
(4) From inception July 14, 2003 to December 31, 2003.
(5) From inception September 5, 2003 to December 31, 2003.
(6) From inception November 11, 2003 to December 31, 2003.
(7) From inception December 22, 2003 to December 31, 2003.


                        See Notes to Financial Statements

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION


   The Phoenix Life Variable Universal Life Account (the "Account"), is a separate investment account of Phoenix Life Insurance Company ("Phoenix"). Phoenix is a wholly-owned subsidiary of The Phoenix Companies, Inc. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established June 17, 1985. The Account is used to fund benefits for variable life products issued by Phoenix, including Phoenix Executive VUL(R), Corporate Edge (the "Product"). These financial statements are presented for the Product.


   The Account currently consists of 50 subaccounts that invest in shares of a specific series of a mutual fund. The mutual funds include The Phoenix Edge Series Fund, AIM Variable Insurance Funds, The Alger American Fund, Federated Insurance Series, Fidelity(R) Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, The Rydex Variable Trust, Scudder Investments VIT Funds, The Universal Institutional Funds, Inc. and Wanger Advisors Trust (collectively, the "Funds"). As of December 31, 2004, all subaccounts were available for investment.

   Each series has distinct investment objectives as outlined below. Additionally, policyholders also may direct the allocation of their investments between the Account and the Guaranteed Interest Account.


   The investment objectives as listed below are consistent with the investment objectives as listed in The Phoenix Edge Series annual report. The investment objectives for all of the Funds can also be found in the various Funds' prospectuses.

------------------------------------------------------------------------------------------------------------------------
                     SERIES NAME                                             INVESTMENT OBJECTIVE
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Aberdeen International Series                    High total return consistent with reasonable risk
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-AIM Growth Series                                Long-term growth of capital and future income ratherthan
(formerly, Phoenix-MFS Investors Growth Stock Series)    current income
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series
(formerly, Phoenix-State Street Research Small-Cap       Long-term capital growth
Growth Series)
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index Series         High total return
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series      Capital appreciation and income with approximately equal
                                                         emphasis
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                   Intermediate and long-term growth of capital appreciation with income as a secondary consideration
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Engemann Growth and Income Series                Dividend growth, current income and capital appreciation
(formerly, Phoenix-Oakhurst Growth and Income Series)
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series
(formerly, Phoenix-Engemann Small & Mid-Cap Growth       Long-term growth of capital
Series)
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series             High total return over an extended period of time consistent
(formerly, Phoenix-Oakhurst Strategic Allocation         with prudent investment risk
Series)
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Engemann Value Equity Series                     Long-term capital appreciation with current income as a
(formerly, Phoenix-Oakhurst Value Equity Series)         secondary consideration
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Goodwin Money Market Series                      As high a level of current income as is consistent with the preservation of capital and maintenance of liquidity
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series         Long-term total return
------------------------------------------------------- ----------------------------------------------------------------
                                                         To provide high current income while attempting to limit
Phoenix-Goodwin Multi-Sector Short Term  Bond Series     changes in the series' net asset value per share caused by interest rate changes
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series                    Long-term capital appreciation with dividend income as a
                                                         secondary consideration
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value Series             Long-term capital appreciation with dividend income as a
                                                         secondary consideration
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Lazard International Equity Select Series        Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Lazard Small-Cap Value Series                    Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture Series                High current income and long-term capital appreciation to
                                                         produce a high total return
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value Series               Capital appreciation with income as a secondary consideration
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value Series                 Capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Northern Dow 30 Series                           To track the total return of the Dow Jones Industrial
                                                         Average(SM) before series expenses
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series              To track the total return of the Nasdaq-100 Index(R) before series expenses
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series           Long-term capital appreciation with current income as a
                                                         secondary investment objective
------------------------------------------------------- ----------------------------------------------------------------
                                                         Long-term capital appreciation by investing primarily in
Phoenix-Sanford Bernstein Small-Cap Value Series         small-capitalization stocks that appear to be undervalued with current income as a secondary investment objective
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                     Capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                    Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                       Growth of capital
------------------------------------------------------- ----------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund                        Long-term growth of capital
------------------------------------------------------- ----------------------------------------------------------------
AIM V.I. Premier Equity Fund                             Long-term growth of capital with income as a secondary
                                                         objective
------------------------------------------------------------------------------------------------------------------------

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


------------------------------------------------------------------------------------------------------------------------
                     SERIES NAME                                             INVESTMENT OBJECTIVE
------------------------------------------------------- ----------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Federated Fund for U.S. Government Securities II         Current income by investing primarily in a diversified
                                                         portfolio or U.S. government securities
------------------------------------------------------- ----------------------------------------------------------------
Federated High Income Bond Fund II                       High current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities
------------------------------------------------------- ----------------------------------------------------------------
VIP Contrafund(R) Portfolio                              Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
VIP Growth Opportunities Portfolio                       Capital growth
------------------------------------------------------- ----------------------------------------------------------------
VIP Growth Portfolio                                     Capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Mutual Shares Securities Fund                            Capital appreciation with income as a secondary goal
------------------------------------------------------- ----------------------------------------------------------------
Templeton Developing Markets Securities Fund             Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Templeton Foreign Securities Fund                        Long-term capital growth
------------------------------------------------------- ----------------------------------------------------------------
Templeton Global Asset Allocation Fund                   High total return
------------------------------------------------------- ----------------------------------------------------------------
Templeton Growth Securities Fund                         Long-term capital growth
------------------------------------------------------- ----------------------------------------------------------------
                                                         To provide investment results that will inversely correlate to the price movements of a benchmark for U.S. Treasury debt
Rydex Variable Trust Juno Fund                           instruments or futures contract on a specified debt instrument.
                                                         The Fund's current benchmark is the inverse of the daily price movement of the Long Treasury Bond.
------------------------------------------------------- ----------------------------------------------------------------
                                                         To provide investment results that match the performance of a
Rydex Variable Trust Nova Fund                           specific benchmark on a daily basis. The Fund's current
                                                         benchmark is 150% of the performance of the S&P 500(R) Index
                                                         (the "underlying index").
------------------------------------------------------- ----------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund                Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
                                                         Match the performance of the Morgan Stanley Capital
Scudder VIT EAFE(R) Equity Index Fund                    International EAFE(R) Index which emphasizes stocks of
                                                         companies in major markets in Europe, Australasia and the
                                                         Far East
------------------------------------------------------- ----------------------------------------------------------------
                                                         Match the performance of the Standard & Poor's 500 Composite
Scudder VIT Equity 500 Index Fund                        Stock Price Index which emphasizes stocks of large U.S.
                                                         companies
------------------------------------------------------- ----------------------------------------------------------------
Technology Portfolio                                     Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Wanger International Select                              Long-term growth of capital
(formerly, Wanger Foreign Forty)
------------------------------------------------------- ----------------------------------------------------------------
Wanger International Small Cap                           Long-term growth of capital
------------------------------------------------------- ----------------------------------------------------------------
Wanger Select                                            Long-term growth of capital
(formerly, Wanger Twenty)
------------------------------------------------------- ----------------------------------------------------------------
Wanger U.S. Smaller Companies                            Long-term growth of capital
------------------------------------------------------- ----------------------------------------------------------------


NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

   A. VALUATION OF INVESTMENTS: Investments are made exclusively in the Funds and are valued at the net asset values per share of the respective series.

   B. INVESTMENT TRANSACTIONS AND RELATED INCOME: Investment transactions are recorded on the trade date. Realized gains and losses include capital gain distributions from the Funds as well as gains and losses on sales of shares in the Funds determined on the LIFO (last in, first out) basis.

   C. INCOME TAXES: The Account is not a separate entity from Phoenix and, under current federal income tax law, income arising from the Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal taxes is required.

   D. DISTRIBUTIONS: Distributions from the Funds are recorded by each subaccount on the ex-dividend date.

   E. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosure of contingent assets and liabilities, revenues and expenses. Actual results could differ from those estimates.

   F. CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD: As of December 31, 2004, there were no contracts in the payout (annuitization) period.

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND PROCEEDS FROM SALES OF SHARES OF THE FUNDS
      Purchases and proceeds from sales of shares of the Funds for the period ended December 31, 2004 aggregated the following:

SUBACCOUNT                                                                 PURCHASES                      SALES
----------                                                                 ---------                      -----
The Phoenix Edge Series Fund
      Phoenix-Aberdeen International Series                          $             389,590         $           11,721
      Phoenix-AIM Growth Series                                                    209,728                     95,388
      Phoenix-Alger Small-Cap Growth Series                                        211,535                     26,578
      Phoenix-Alliance/Bernstein Enhanced Index Series                             294,555                    163,488
      Phoenix-Duff & Phelps Real Estate Securities Series                        1,002,970                    124,603
      Phoenix-Engemann Capital Growth Series                                       129,131                      9,157
      Phoenix-Engemann Growth and Income Series                                    655,647                     80,034
      Phoenix-Engemann Small-Cap Growth Series                                      46,614                     16,137
      Phoenix-Engemannt Strategic Allocation Series                                259,313                     70,327
      Phoenix-Engemann Value Equity Series                                       1,409,137                    223,618
      Phoenix-Goodwin Money Market Series                                        3,237,537                  4,828,215
      Phoenix-Goodwin Multi-Sector Fixed Income Series                           2,393,274                    359,662
      Phoenix-Goodwin Multi-Sector Short Term Bond Series                          116,655                      5,812
      Phoenix-Kayne Rising Dividends Series                                        213,253                      1,852
      Phoenix-Kayne Small-Cap Quality Value Series                                  90,402                     21,207
      Phoenix-Lazard International Equity Select Series                            466,413                     94,755
      Phoenix-Lazard Small-Cap Value Series                                         55,909                      3,448
      Phoenix-Lord Abbett Bond-Debenture Series                                    520,311                     22,820
      Phoenix-Lord Abbett Large-Cap Value Series                                   879,361                     82,705
      Phoenix-Lord Abbett Mid-Cap Value Series                                     235,343                      4,814
      Phoenix-Northern Dow 30 Series                                               161,285                     54,945
      Phoenix-Northern Nasdaq-100 Index(R) Series                                  118,286                    143,616
      Phoenix-Sanford Bernstein Mid-Cap Value Series                               485,562                     34,603
      Phoenix-Sanford Bernstein Small-Cap Value Series                             342,179                     73,551
      Phoenix-Seneca Mid-Cap Growth Series                                         218,984                     25,306
      Phoenix-Seneca Strategic Theme Series                                         36,898                     27,483

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND PROCEEDS FROM SALES OF SHARES OF THE FUNDS (CONTINUED)


SUBACCOUNT                                                                 PURCHASES                      SALES
----------                                                                 ---------                      -----
AIM VARIABLE INSURANCE FUNDS -- SERIES I SHARES
-----------------------------------------------
      AIM V.I. Capital Appreciation Fund                             $             188,732         $           46,449
      AIM V.I. Mid-Cap Core Equity Fund                                            521,460                      3,969
      AIM V.I. Premier Equity Fund                                                 253,176                     87,975


THE ALGER AMERICAN FUND -- CLASS O SHARES
-----------------------------------------
      Alger American Leveraged AllCap Portfolio                                    412,425                     68,533


FEDERATED INSURANCE SERIES
--------------------------
      Federated Fund for U.S. Government Securities II                           1,107,666                    517,780
      Federated High Income Bond Fund II -- Primary Shares                         209,348                     70,514


FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- SERVICE CLASS
--------------------------------------------------------
      VIP Contrafund(R) Portfolio                                                  894,484                     90,017
      VIP Growth Opportunities Portfolio                                            66,575                    168,700
      VIP Growth Portfolio                                                         681,570                    102,445


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 2
---------------------------------------------------------------
      Mutual Shares Securities Fund                                                293,671                     73,027
      Templeton Developing Markets Securities Fund                                   2,319                     20,612
      Templeton Foreign Securities Fund                                            570,593                     56,593
      Templeton Global Asset Allocation Fund                                         3,755                        767
      Templeton Growth Securities Fund                                             502,690                     46,746


THE RYDEX VARIABLE TRUST
------------------------
      Rydex Variable Trust Juno Fund                                                78,549                      1,305
      Rydex Variable Trust Sector Rotation Fund                                     13,067                        430


SCUDDER INVESTMENT VIT FUNDS -- CLASS A
---------------------------------------
      Scudder VIT EAFE(R) Equity Index Fund                                        149,153                     47,769
      Scudder VIT Equity 500 Index Fund                                            808,947                     59,869


THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -- CLASS I SHARES
---------------------------------------------------------
      Technology Portfolio                                                          35,164                     14,793


WANGER ADVISORS TRUST
---------------------
      Wanger International Select                                                   75,810                     43,664
      Wanger International Small Cap                                               318,593                     77,943
      Wanger Select                                                                489,679                    112,202
      Wanger U.S. Smaller Companies                                                579,224                    186,230

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS
     A summary of Financial Highlights of the Account for the periods ended December 31, 2004, 2003, 2002 and 2001 follows:

                                                                                          PERIOD ENDED
                                                                                          DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
THE PHOENIX EDGE SERIES FUND
----------------------------
     PHOENIX-ABERDEEN INTERNATIONAL SERIES(1)
     Accumulation units outstanding                                685,954          291,056           206,808            2,955
     Unit value                                                  $1.063697        $0.880674         $0.667861        $0.783921
     Net assets (thousands)                                           $730             $256              $138               $2
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         3.53%            2.01%             2.04%                - *
     Total return                                                   20.78%           31.86%          (14.81%)         (21.67%)


     PHOENIX-AIM GROWTH SERIES
     Accumulation units outstanding                                627,629          474,426           168,634           25,216
     Unit value                                                  $0.790638        $0.758718         $0.627943        $0.882424
     Net assets (thousands)                                           $496             $360              $106              $22
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         0.11%                -                 -                -
     Total return                                                    4.21%           20.83%          (28.84%)            2.65%


     PHOENIX-ALGER SMALL-CAP GROWTH SERIES(14)
     Accumulation units outstanding                                133,495           19,501                 -                -
     Unit value                                                  $1.579653        $1.546830                 -                -
     Net assets (thousands)                                           $211              $30                 -                -
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                             -                - *               -                -
     Total return                                                    2.12%           44.83%                 -                -


     PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES
     Accumulation units outstanding                              1,141,049        1,000,261           791,339          511,236
     Unit value                                                  $0.915129        $0.833168         $0.660045        $0.864883
     Net assets (thousands)                                         $1,044             $833              $522             $442
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         1.55%            1.12%             0.98%            1.25%
     Total return                                                    9.84%           26.23%          (23.68%)         (11.90%)


     PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES(1)
     Accumulation units outstanding                                846,315          482,705           181,287           31,756
     Unit value                                                  $2.320005        $1.722464         $1.245754        $1.111468
     Net assets (thousands)                                         $1,963             $831              $226              $35
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         2.48%            3.77%             4.30%            6.07% *
     Total return                                                   34.69%           38.27%            12.08%           11.15%

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                          PERIOD ENDED
                                                                                          DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES(7)
     Accumulation units outstanding                                516,876          379,665           263,903          138,830
     Unit value                                                  $0.874295        $0.832889         $0.658474        $0.875741
     Net assets (thousands)                                           $452             $316              $174             $122
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         0.96%            0.09%                 -                - *
     Total return                                                    4.97%           26.49%          (24.81%)            4.18%


     PHOENIX-ENGEMANN GROWTH AND INCOME SERIES(5)
     Accumulation units outstanding                              1,080,467          494,278           231,821           81,238
     Unit value                                                  $1.044127        $0.945114         $0.741485        $0.956905
     Net assets (thousands)                                         $1,128             $467              $172              $78
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         1.49%            1.22%             1.31%            1.98% *
     Total return                                                   10.48%           27.46%          (22.51%)            6.90%


     PHOENIX-ENGEMANN SMALL-CAP GROWTH SERIES(1)
     Accumulation units outstanding                                159,396          123,349            38,237            3,261
     Unit value                                                  $0.864718        $0.788299         $0.538375        $0.756199
     Net assets (thousands)                                           $138              $97               $21               $2
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                             -                -                 -            0.05% *
     Total return                                                    9.69%           46.42%          (28.81%)         (24.38%)


     PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES
     Accumulation units outstanding                                726,249          593,064           865,694           85,780
     Unit value                                                  $1.164996        $1.084123         $0.904398        $1.022800
     Net assets (thousands)                                           $846             $643              $783              $88
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         2.65%            2.62%             3.09%            3.37%
     Total return                                                    7.46%           19.87%          (11.58%)            1.87%


     PHOENIX-ENGEMANN VALUE EQUITY SERIES(1)
     Accumulation units outstanding                              2,731,344        1,354,518           793,344           90,276
     Unit value                                                  $0.931066        $0.824570         $0.665645        $0.852646
     Net assets (thousands)                                         $2,543           $1,117              $528              $77
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         1.09%            0.97%             1.38%            2.65% *
     Total return                                                   12.92%           23.88%          (21.93%)         (14.74%)

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                          PERIOD ENDED
                                                                                          DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
     PHOENIX-GOODWIN MONEY MARKET SERIES
     Accumulation units outstanding                              4,897,149        6,413,895        13,790,781        2,726,065
     Unit value                                                  $1.084882        $1.076336         $1.069018        $1.054041
     Net assets (thousands)                                         $5,313           $6,904           $14,743           $2,873
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         0.78%            0.69%             1.38%            2.81%
     Total return                                                    0.79%            0.68%             1.42%            3.82%


     PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES(6)
     Accumulation units outstanding                              1,823,428          345,662           182,133           74,108
     Unit value                                                  $1.385650        $1.296974         $1.131984        $1.029096
     Net assets (thousands)                                         $2,527             $448              $206              $76
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         6.38%            6.97%             7.51%           16.53% *
     Total return                                                    6.84%           14.58%            10.00%            3.52%


     PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES(16)
     Accumulation units outstanding                                116,190           12,637                 -                -
     Unit value                                                  $1.084540        $1.029611                 -                -
     Net assets (thousands)                                           $126              $13                 -                -
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         4.76%           11.34% *               -                -
     Total return                                                    5.33%            2.47%                 -                -


     PHOENIX-KAYNE RISING DIVIDENDS SERIES(12)
     Accumulation units outstanding                                195,847           16,052            16,213                -
     Unit value                                                  $1.210290        $1.149845         $0.965490                -
     Net assets (thousands)                                           $237              $18               $16                -
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         3.44%            0.56%                 - *              -
     Total return                                                    5.26%           19.09%             0.00% **             -


     PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES(12)
     Accumulation units outstanding                                 68,782           15,462            15,498                -
     Unit value                                                  $1.526933        $1.214893         $1.010049                -
     Net assets (thousands)                                           $105              $19               $16                -
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         1.01%            0.84%                 - *              -
     Total return                                                   25.68%           20.28%             0.00% **             -

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                          PERIOD ENDED
                                                                                          DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
     PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES(13)
     Accumulation units outstanding                                530,634          247,561                 -                -
     Unit value                                                  $1.440471        $1.243336                 -                -
     Net assets (thousands)                                           $764             $308                 -                -
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         1.39%            1.17% *               -                -
     Total return                                                   15.86%           31.21%                 -                -


     PHOENIX-LAZARD SMALL-CAP VALUE SERIES(15)
     Accumulation units outstanding                                 44,465           10,964                 -                -
     Unit value                                                  $1.555448        $1.360017                 -                -
     Net assets (thousands)                                            $69              $15                 -                -
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                             -            0.68% *               -                -
     Total return                                                   14.37%           17.11%                 -                -


     PHOENIX-LORD ABBETT BOND-DEBENTURE SERIES(12)
     Accumulation units outstanding                                792,075          448,923            24,320                -
     Unit value                                                  $1.358031        $1.252500         $1.063643                -
     Net assets (thousands)                                         $1,076             $562               $23                -
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         5.48%            6.94%                 - *              -
     Total return                                                    8.43%           17.76%             0.00% **             -


     PHOENIX-LORD ABBETT LARGE-CAP VALUE SERIES(11)
     Accumulation units outstanding                              1,061,920          472,161             2,256                -
     Unit value                                                  $1.455971        $1.292493         $0.992413                -
     Net assets (thousands)                                         $1,546             $610                $2                -
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         1.11%            1.94%             0.66% *              -
     Total return                                                   12.65%           30.24%             9.43%                -


     PHOENIX-LORD ABBETT MID-CAP VALUE SERIES(11)
     Accumulation units outstanding                                234,915           63,261             3,923                -
     Unit value                                                  $1.546971        $1.245152         $1.000402                -
     Net assets (thousands)                                           $363              $79                $4                -
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         0.71%            0.68%             2.19% *              -
     Total return                                                   24.24%           24.47%             7.41%                -

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                          PERIOD ENDED
                                                                                          DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
     PHOENIX-NORTHERN DOW 30 SERIES(6)
     Accumulation units outstanding                                354,053          257,107           151,138          179,439
     Unit value                                                  $1.067413        $1.019782         $0.800437        $0.947252
     Net assets (thousands)                                           $378             $262              $121             $170
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         1.71%            1.89%             1.28%            8.58% *
     Total return                                                    4.67%           27.40%          (15.50%)            8.76%


     PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES
     Accumulation units outstanding                                259,894          312,806           251,544          335,064
     Unit value                                                  $0.548103        $0.498101         $0.334637        $0.536083
     Net assets (thousands)                                           $142             $156               $84             $180
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         0.44%                -                 -                -
     Total return                                                   10.04%           48.85%          (37.58%)         (33.04%)


     PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES(1)
     Accumulation units outstanding                                743,639          519,298           223,948           93,650
     Unit value                                                  $1.799591        $1.494611         $1.060210        $1.159325
     Net assets (thousands)                                         $1,338             $776              $237             $109
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         0.19%            0.26%             1.20%            4.31% *
     Total return                                                   20.41%           40.97%           (8.55%)           15.93%


     PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES(1)
     Accumulation units outstanding                                519,248          396,405           235,906           56,168
     Unit value                                                  $1.743989        $1.421642         $0.988222        $1.080436
     Net assets (thousands)                                           $906             $564              $233              $61
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                             -                -             0.75%            2.37% *
     Total return                                                   22.67%           43.86%           (8.53%)            8.04%


     PHOENIX-SENECA MID-CAP GROWTH SERIES(1)
     Accumulation units outstanding                                725,367          429,193           308,636           63,219
     Unit value                                                  $0.702013        $0.657789         $0.510577        $0.756395
     Net assets (thousands)                                           $509             $282              $158              $48
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                             -                -                 -                - *
     Total return                                                    6.72%           28.83%          (32.50%)         (24.36%)

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                          PERIOD ENDED
                                                                                          DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
     PHOENIX-SENECA STRATEGIC THEME SERIES(1)
     Accumulation units outstanding                                370,307          354,956           225,485           72,976
     Unit value                                                  $0.680253        $0.645176         $0.470040        $0.722909
     Net assets (thousands)                                           $252             $229              $106              $53
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                             -                -                 -                - *
     Total return                                                    5.44%           37.26%          (34.98%)         (27.71%)


AIM VARIABLE INSURANCE FUNDS -- SERIES I SHARES
-----------------------------------------------
     AIM V.I. CAPITAL APPRECIATION FUND(2)
     Accumulation units outstanding                                368,701          213,976           111,465           13,658
     Unit value                                                  $0.973133        $0.912653         $0.704648        $0.931523
     Net assets (thousands)                                           $359             $195               $79              $13
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                             -                -                 -                - *
     Total return                                                    6.63%           29.52%          (24.36%)            0.73%


     AIM V.I. MID-CAP CORE EQUITY FUND(19)
     Accumulation units outstanding                                496,146                -                 -                -
     Unit value                                                  $1.017525                -                 -                -
     Net assets (thousands)                                           $505                -                 -                -
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         1.93% *              -                 -                -
     Total return                                                    1.98%                -                 -                -


     AIM V.I. PREMIER EQUITY FUND(3)
     Accumulation units outstanding                                891,884          699,585           409,641           93,308
     Unit value                                                  $0.871898        $0.824319         $0.659033        $0.944961
     Net assets (thousands)                                           $778             $577              $270              $88
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         0.52%            0.37%             0.55%            1.76% *
     Total return                                                    5.77%           25.08%           (33.26%)           2.18%


THE ALGER AMERICAN FUND -- CLASS O SHARES
-----------------------------------------
     ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO(1)
     Accumulation units outstanding                              1,900,582        1,468,243           735,227           79,530
     Unit value                                                  $0.836576        $0.773262         $0.573964        $0.868461
     Net assets (thousands)                                         $1,590           $1,135              $422              $69
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                             -                -             0.01%                - *
     Total return                                                    8.19%           34.72%          (33.91%)         (13.15%)

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                          PERIOD ENDED
                                                                                          DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
FEDERATED INSURANCE SERIES
--------------------------
     FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
     Accumulation units outstanding                              2,305,325        1,927,707           877,356          249,700
     Unit value                                                  $1.269881        $1.225634         $1.197309        $1.097978
     Net assets (thousands)                                         $2,927           $2,363            $1,050             $274
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         4.03%            2.35%             2.04%            2.39%
     Total return                                                    3.61%            2.37%             9.05%            7.03%


     FEDERATED HIGH INCOME BOND FUND II -- PRIMARY SHARES(6)
     Accumulation units outstanding                                274,644          180,574            80,507           20,802
     Unit value                                                  $1.361738        $1.232763         $1.008665        $0.994847
     Net assets (thousands)                                           $374             $223               $81              $21
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         5.87%            0.43%             4.79%                - *
     Total return                                                   10.46%           22.22%             1.39%            5.03%


FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- SERVICE CLASS
--------------------------------------------------------
     VIP CONTRAFUND(R) PORTFOLIO(1)
     Accumulation units outstanding                              1,807,648        1,094,017           289,915           36,887
     Unit value                                                  $1.236705        $1.072231         $0.835382        $0.922303
     Net assets (thousands)                                         $2,236           $1,173              $242              $34
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         0.21%            0.19%             0.17%                - *
     Total return                                                   15.34%           28.35%           (9.42%)          (7.77%)


     VIP GROWTH OPPORTUNITIES PORTFOLIO(2)
     Accumulation units outstanding                                288,836          396,999           281,345          158,682
     Unit value                                                  $1.031362        $0.963357         $0.742979        $0.951516
     Net assets (thousands)                                           $298             $382              $209             $151
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         0.52%            0.57%             0.71%                - *
     Total return                                                    7.06%           29.66%          (21.92%)          (0.13%)


     VIP GROWTH PORTFOLIO
     Accumulation units outstanding                              2,256,786        1,463,425           312,984          107,306
     Unit value                                                  $0.758334        $0.734366         $0.553064        $0.792334
     Net assets (thousands)                                         $1,711           $1,075              $173              $85
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         0.13%            0.08%             0.08%                -
     Total return                                                    3.26%           32.78%          (30.20%)         (17.73%)

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                          PERIOD ENDED
                                                                                          DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 2
---------------------------------------------------------------
     MUTUAL SHARES SECURITIES FUND(3)
     Accumulation units outstanding                                771,341          578,736           221,890           82,345
     Unit value                                                  $1.221318        $1.084341         $0.866444        $0.982491
     Net assets (thousands)                                           $942             $628              $192              $81
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         0.81%            1.08%             0.84%                - *
     Total return                                                   12.63%           25.15%          (11.81%)          (2.03%)


     TEMPLETON DEVELOPING MARKETS SECURITIES FUND(10)
     Accumulation units outstanding                                  1,523           15,190            12,527                -
     Unit value                                                  $1.781662        $1.428629         $0.933802                -
     Net assets (thousands)                                             $3              $22               $12                -
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         0.41%            1.25%             2.26% *              -
     Total return                                                   24.71%           52.99%          (12.95%)                -


     TEMPLETON FOREIGN SECURITIES FUND
     Accumulation units outstanding                              1,426,759          925,834           226,283           80,270
     Unit value                                                  $1.125782        $0.949794         $0.718373        $0.882099
     Net assets (thousands)                                         $1,606             $879              $163              $71
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         1.08%            1.59%             1.22%            2.53%
     Total return                                                   18.53%           32.21%          (18.56%)         (15.99%)


     TEMPLETON GLOBAL ASSET ALLOCATION FUND(9)
     Accumulation units outstanding                                 21,842           19,922            15,329                -
     Unit value                                                  $1.406961        $1.215857         $0.921437                -
     Net assets (thousands)                                            $31              $24               $14                -
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         2.68%            2.33%             1.64% *              -
     Total return                                                   15.72%           31.95%           (6.69%)                -


     TEMPLETON GROWTH SECURITIES FUND(2)
     Accumulation units outstanding                              1,110,443          716,970           346,574           34,826
     Unit value                                                  $1.239533        $1.068319         $0.808501        $0.991887
     Net assets (thousands)                                         $1,376             $766              $280              $35
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         1.15%            1.38%             2.05%                - *
     Total return                                                   16.03%           32.14%          (18.49%)          (1.08%)

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                          PERIOD ENDED
                                                                                          DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
------------------------
     RYDEX VARIABLE TRUST JUNO FUND(18)
     Accumulation units outstanding                                 75,303                -                 -                -
     Unit value                                                  $0.946334                -                 -                -
     Net assets (thousands)                                            $71                -                 -                -
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                             - *              -                 -                -
     Total return                                                   (6.95%)               -                 -                -


     RYDEX VARIABLE TRUST SECTOR ROTATION FUND(17)
     Accumulation units outstanding                                 14,961            3,521                 -                -
     Unit value                                                  $1.285714        $1.161291                 -                -
     Net assets (thousands)                                            $19               $4                 -                -
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                             -                - *               -                -
     Total return                                                   10.71%            2.02%                 -                -


SCUDDER INVESTMENT VIT FUNDS -- CLASS A
---------------------------------------
     SCUDDER VIT EAFE(R) EQUITY INDEX FUND(6)
     Accumulation units outstanding                                246,615          144,785            29,592           23,697
     Unit value                                                  $1.114677        $0.936192         $0.702033        $0.895408
     Net assets (thousands)                                           $275             $136               $21              $21
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         2.38%            3.69%             1.70%                - *
     Total return                                                   19.06%           33.35%          (21.60%)            1.70%


     SCUDDER VIT EQUITY 500 INDEX FUND(8)
     Accumulation units outstanding                              1,132,897          453,403            55,560          334,777
     Unit value                                                  $1.173896        $1.061470         $0.828252        $1.056437
     Net assets (thousands)                                         $1,330             $481               $46             $354
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         1.08%            0.83%             0.43%                - *
     Total return                                                   10.59%           28.16%          (21.60%)          (0.83%)


THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -- CLASS I SHARES
---------------------------------------------------------
     TECHNOLOGY PORTFOLIO(3)
     Accumulation units outstanding                                131,187          101,634            48,389           11,900
     Unit value                                                  $0.667306        $0.678448         $0.459113        $0.899633
     Net assets (thousands)                                            $88              $69               $22              $11
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                             -                -                 -                - *
     Total return                                                   (1.64%)          47.77%          (48.97%)            9.50%

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                          PERIOD ENDED
                                                                                          DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
WANGER ADVISORS TRUST
---------------------
     WANGER INTERNATIONAL SELECT(1)
     Accumulation units outstanding                                254,613          222,472            40,372           12,780
     Unit value                                                  $1.093612        $0.879553         $0.622746        $0.735165
     Net assets (thousands)                                           $278             $196               $25               $9
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         0.30%            0.17%                 -            0.10% *
     Total return                                                   24.34%           41.24%          (15.29%)         (26.48%)


     WANGER INTERNATIONAL SMALL CAP
     Accumulation units outstanding                                713,315          492,185           268,820           47,400
     Unit value                                                  $1.257050        $0.964957         $0.648207        $0.752252
     Net assets (thousands)                                           $897             $475              $174              $36
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                         0.57%            0.27%                 -                -
     Total return                                                   30.27%           48.87%          (13.83%)         (21.16%)


     WANGER SELECT(4)
     Accumulation units outstanding                                654,983          381,671            80,313           23,548
     Unit value                                                  $1.567389        $1.313766         $1.004975        $1.087822
     Net assets (thousands)                                         $1,027             $501               $81              $26
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                             -                -                 -                - *
     Total return                                                   19.31%           30.73%           (7.62%)           20.85%

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                          PERIOD ENDED
                                                                                          DECEMBER 31,
                                                              -----------------------------------------------------------------
SUBACCOUNT                                                        2004             2003              2002             2001
----------                                                    -------------    -------------     -------------    -------------
     WANGER U.S. SMALLER COMPANIES
     Accumulation units outstanding                              1,237,467          970,639           574,313          118,418
     Unit value                                                  $1.666278        $1.408129         $0.983192        $1.181860
     Net assets (thousands)                                         $2,062           $1,367              $565             $140
     Mortality and expense ratio                                         -                -                 -                -
     Investment income ratio                                             -                -                 -            0.05%
     Total return                                                   18.33%           43.22%          (16.81%)           11.39%















MORTALITY AND EXPENSE RATIO:
These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

INVESTMENT INCOME RATIO:
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests. The prior periods' income ratios have been changed to conform with current year presentation.

TOTAL RETURN:
These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(1) From inception February 16, 2001 to December 31, 2001.
(2) From inception August 29, 2001 to December 31, 2001.
(3) From inception September 5, 2001 to December 31, 2001.
(4) From inception September 18, 2001 to December 31, 2001.
(5) From inception October 4, 2001 to December 31, 2001.
(6) From inception October 11, 2001 to December 31, 2001.
(7) From inception November 9, 2001 to December 31, 2001.
(8) From inception December 28, 2001 to December 31, 2001.
(9) From inception January 7, 2002 to December 31, 2002.
(10) From inception April 15, 2002 to December 31, 2002.
(11) From inception September 24, 2002 to December 31, 2002.
(12) From inception December 31, 2002 to December 31, 2002.
(13) From inception April 11, 2003 to December 31, 2003.
(14) From inception April 22, 2003 to December 31, 2003.
(15) From inception July 14, 2003 to December 31, 2003.
(16) From inception November 11, 2003 to December 31, 2003.
(17) From inception December 22, 2003 to December 31, 2003.
(18) From inception April 5, 2004 to December 31, 2004.
(19) From inception December 3, 2004 to December 31, 2004.
* Annualized.
** Amount is less than 0.00%.

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2004


                                                                                      SUBACCOUNT
                                                      ---------------------------------------------------------------------------

                                                             PHOENIX-                          PHOENIX-ALGER    PHOENIX-ALLIANCE/
                                                             ABERDEEN          PHOENIX-AIM       SMALL-CAP         BERNSTEIN
                                                           INTERNATIONAL         GROWTH            GROWTH        ENHANCED INDEX
                                                              SERIES             SERIES            SERIES           SERIES
                                                      -----------------   -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period            291,056             474,426             19,501          1,000,261
Participant deposits                                            57,641             154,513             56,122            291,824
Participant transfers                                          345,234 (e)          14,236             57,872            (96,465)
Participant withdrawals                                         (7,977)            (15,546)                 -            (54,571)
                                                      ---------------------------------------------------------------------------
Accumulation units outstanding, end of period                  685,954             627,629            133,495          1,141,049
                                                      ===========================================================================

                                                                                                 PHOENIX-           PHOENIX-
                                                         PHOENIX-DUFF &       PHOENIX-           ENGEMANN           ENGEMANN
                                                          PHELPS REAL         ENGEMANN          GROWTH AND          SMALL-CAP
                                                      ESTATE SECURITIES    CAPITAL GROWTH         INCOME             GROWTH
                                                            SERIES             SERIES             SERIES             SERIES
                                                      -----------------   -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period            482,705             379,665            494,278            123,349
Participant deposits                                           196,677              95,930            255,204             31,525
Participant transfers                                          184,480              51,694 (c)        403,477 (b)         10,668
Participant withdrawals                                        (17,547)            (10,413)           (72,492)            (6,146)
                                                      ---------------------------------------------------------------------------
Accumulation units outstanding, end of period                  846,315             516,876          1,080,467            159,396
                                                      ===========================================================================

                                                            PHOENIX-                                                 PHOENIX-
                                                            ENGEMANN          PHOENIX-           PHOENIX-         GOODWIN MULTI-
                                                           STRATEGIC       ENGEMANN VALUE      GOODWIN MONEY       SECTOR FIXED
                                                           ALLOCATION          EQUITY             MARKET              INCOME
                                                            SERIES             SERIES             SERIES              SERIES
                                                      -----------------   -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period            593,064           1,354,518          6,413,895            345,662
Participant deposits                                           111,451             485,964          4,160,943            314,848
Participant transfers                                           52,836           1,033,473 (d)     (4,831,671)         1,242,308 (a)
Participant withdrawals                                        (31,102)           (142,611)          (846,018)           (79,390)
                                                      ---------------------------------------------------------------------------
Accumulation units outstanding, end of period                  726,249           2,731,344          4,897,149          1,823,428
                                                      ===========================================================================

                                                            PHOENIX-
                                                         GOODWIN MULTI-                       PHOENIX-KAYNE       PHOENIX-LAZARD
                                                          SECTOR SHORT     PHOENIX-KAYNE        SMALL-CAP         INTERNATIONAL
                                                           TERM BOND      RISING DIVIDENDS    QUALITY VALUE       EQUITY SELECT
                                                             SERIES            SERIES             SERIES              SERIES
                                                      -----------------   -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period             12,637              16,052             15,462            247,561
Participant deposits                                            40,487               1,724             15,662            188,178
Participant transfers                                           69,151             179,910             37,658             94,895
Participant withdrawals                                         (6,085)             (1,839)                 -                  -
                                                      ---------------------------------------------------------------------------
Accumulation units outstanding, end of period                  116,190             195,847             68,782            530,634
                                                      ===========================================================================

       PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
    PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
            NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2004 (CONTINUED)


                                                                                      SUBACCOUNT

                                                      ----------------------------------------------------------------------------


                                                         PHOENIX-LAZARD      PHOENIX-LORD       PHOENIX-LORD       PHOENIX-LORD
                                                         SMALL-CAP VALUE     ABBETT BOND-     ABBETT LARGE-CAP    ABBETT MID-CAP
                                                            SUBACCOUNT        DEBENTURE            VALUE               VALUE
                                                             SERIES            SERIES             SERIES              SERIES
                                                      -----------------   -----------------  -----------------  ------------------
Accumulation units outstanding, beginning of period             10,964             448,923            472,161             63,261
Participant deposits                                            17,424             170,554            212,077             23,021
Participant transfers                                           17,282             203,475            390,037            149,480
Participant withdrawals                                         (1,205)            (30,877)           (12,355)              (847)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                   44,465             792,075          1,061,920            234,915
                                                      ============================================================================


                                                                               PHOENIX-
                                                                               NORTHERN        PHOENIX-SANFORD    PHOENIX-SANFORD
                                                             PHOENIX-         NASDAQ-100        BERNSTEIN-MID     BERNSTEIN-SMALL
                                                         NORTHERN DOW 30       INDEX(R)          CAP VALUE           CAP VALUE
                                                              SERIES            SERIES             SERIES              SERIES
                                                        -----------------  -----------------  -----------------   ----------------
Accumulation units outstanding, beginning of period            257,107             312,806            519,298            396,405
Participant deposits                                            89,838             126,551            120,810             69,889
Participant transfers                                           28,404            (166,379)           117,088            107,725
Participant withdrawals                                        (21,296)            (13,084)           (13,557)           (54,771)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                  354,053             259,894            743,639            519,248
                                                      ============================================================================


                                                         PHOENIX-SENECA     PHOENIX-SENECA    AIM V.I. CAPITAL    AIM V.I. MID-CAP
                                                         MID-CAP GROWTH     STRATEGIC THEME     APPRECIATION        CORE EQUITY
                                                             SERIES              SERIES             FUND               FUND
                                                      -----------------   -----------------  -----------------  ------------------
Accumulation units outstanding, beginning of period            429,193             354,956            213,976                  -
Participant deposits                                           165,731              34,523            102,455              4,709
Participant transfers                                          162,271             (11,793)            55,242            495,845 (f)
Participant withdrawals                                        (31,828)             (7,379)            (2,972)            (4,408)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                  725,367             370,307            368,701            496,146
                                                      ============================================================================


                                                                            ALGER AMERICAN    FEDERATED FUND      FEDERATED HIGH
                                                            AIM V.I.          LEVERAGED           FOR U.S.          INCOME BOND
                                                         PREMIER EQUITY         ALLCAP           GOVERNMENT          FUND II --
                                                             FUND             PORTFOLIO         SECURITIES II      PRIMARY SHARES
                                                      -----------------   -----------------  -----------------  ------------------
Accumulation units outstanding, beginning of period            699,585           1,468,243          1,927,707            180,574
Participant deposits                                           292,667             392,547            431,673             66,914
Participant transfers                                          (81,050)            110,214             70,245             48,911
Participant withdrawals                                        (19,318)            (70,422)          (124,300)           (21,755)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                  891,884           1,900,582          2,305,325            274,644
                                                      ============================================================================

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2004 (CONTINUED)

                                                                                          SUBACCOUNT
                                                      ----------------------------------------------------------------------------

                                                                              VIP GROWTH                             MUTUAL SHARES
                                                        VIP CONTRAFUND(R)    OPPORTUNITIES        VIP GROWTH          SECURITIES
                                                           PORTFOLIO            PORTFOLIO          PORTFOLIO              FUND
                                                      -----------------   -----------------  -----------------  ------------------
Accumulation units outstanding, beginning of period          1,094,017             396,999          1,463,425             578,736
Participant deposits                                           266,585              23,624            511,960             131,611
Participant transfers                                          542,566             (85,858)           394,316             104,616
Participant withdrawals                                        (95,520)            (45,929)          (112,915)            (43,622)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                1,807,648             288,836          2,256,786             771,341
                                                      ============================================================================

                                                            TEMPLETON
                                                            DEVELOPING          TEMPLETON         TEMPLETON           TEMPLETON
                                                              MARKETS            FOREIGN         GLOBAL ASSET           GROWTH
                                                            SECURITIES          SECURITIES        ALLOCATION          SECURITIES
                                                               FUND                FUND              FUND                FUND
                                                      -----------------   -----------------  -----------------  ------------------
Accumulation units outstanding, beginning of period             15,190             925,834             19,922             716,970
Participant deposits                                             1,501             304,178              2,532             188,605
Participant transfers                                                -             266,125                (91)            214,985
Participant withdrawals                                        (15,168)            (69,378)              (521)            (10,117)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                    1,523           1,426,759             21,842           1,110,443
                                                      ============================================================================

                                                                            RYDEX VARIABLE      SCUDDER VIT
                                                         RYDEX VARIABLE      TRUST SECTOR     EAFE(R) EQUITY        SCUDDER VIT
                                                           TRUST JUNO           ROTATION           INDEX          EQUITY 500 INDEX
                                                              FUND                FUND             FUND                FUND
                                                      -----------------   -----------------  -----------------  ------------------
Accumulation units outstanding, beginning of period                  -               3,521            144,785             453,403
Participant deposits                                                 -                 750             36,814             291,645
Participant transfers                                           76,838              11,287             78,804             784,609
Participant withdrawals                                         (1,535)               (597)           (13,788)           (396,760)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                   75,303              14,961            246,615           1,132,897
                                                      ============================================================================

                                                                                WANGER             WANGER
                                                           TECHNOLOGY        INTERNATIONAL      INTERNATIONAL
                                                           PORTFOLIO            SELECT            SMALL CAP        WANGER SELECT
                                                      -----------------   -----------------  -----------------  ------------------
Accumulation units outstanding, beginning of period            101,634             222,472            492,185             381,671
Participant deposits                                            37,299              43,322            150,718             118,485
Participant transfers                                           (4,671)             24,003            114,403             235,278
Participant withdrawals                                         (3,075)            (35,184)           (43,991)            (80,451)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                  131,187             254,613            713,315             654,983
                                                      ============================================================================

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2004 (CONTINUED)

                                                                            SUBACCOUNT
                                                      ---------------------------------------------------

                                                         WANGER U.S.
                                                           SMALLER
                                                          COMPANIES
                                                      -----------------
Accumulation units outstanding, beginning of period            970,639
Participant deposits                                           274,688
Participant transfers                                           51,121
Participant withdrawals                                        (58,981)
                                                      -----------------
Accumulation units outstanding, end of period                1,237,467
                                                      =================

























(a) Participant transfers include units transferred in from Janus Flexible Income on April 16, 2004.
(b) Participant transfers include units transferred in from Alliance/Bernstein Growth + Value and MFS Investors Trust on September 17, 2004.
(c) Participant transfers include units transferred in from Lazard U.S. Multi-Cap on September 24, 2004.
(d) Participant transfers include units transferred in from MFS Value on September 24, 2004.
(e) Participant transfers include units transferred in from Sanford Bernstein Global Value on September 24, 2004.
(f) Participant transfers include units transferred in from AIM Mid-Cap Equity on December 3, 2004.

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                                                      SUBACCOUNT
                                                      --------------------------------------------------------------------------
                                                                                            PHOENIX-ALLIANCE/  PHOENIX-ALLIANCE/
                                                      PHOENIX-ABERDEEN     PHOENIX-AIM         BERNSTEIN          BERNSTEIN
                                                       INTERNATIONAL      MID-CAP EQUITY     ENHANCED INDEX     GROWTH + VALUE
                                                          SERIES              SERIES             SERIES             SERIES
                                                      -----------------  -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period            206,808             47,205            791,339                  -
Participant deposits                                            57,512             82,752            180,376             24,061
Participant transfers                                           33,519            144,462             42,818              7,786
Participant withdrawals                                         (6,783)           (32,259)           (14,272)               (52)
                                                      --------------------------------------------------------------------------
Accumulation units outstanding, end of period                  291,056            242,160          1,000,261              31,795
                                                      ==========================================================================


                                                       PHOENIX-DUFF &    PHOENIX-ENGEMANN   PHOENIX-ENGEMANN    PHOENIX-GOODWIN
                                                         PHELPS REAL          CAPITAL       SMALL & MID-CAP         MONEY
                                                      ESTATE SECURITIES       GROWTH             GROWTH             MARKET
                                                            SERIES            SERIES             SERIES             SERIES
                                                      -----------------  -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period            181,287            263,903             38,237         13,790,781
Participant deposits                                           232,797            121,593             97,534          6,398,982
Participant transfers                                           93,868                261            (12,422)        (4,071,492)
Participant withdrawals                                        (25,247)            (6,092)                 -         (9,704,376)
                                                      --------------------------------------------------------------------------
Accumulation units outstanding, end of period                  482,705            379,665            123,349          6,413,895
                                                      ==========================================================================


                                                       PHOENIX-GOODWIN    PHOENIX-GOODWIN     PHOENIX-JANUS      PHOENIX-KAYNE
                                                         MULTI-SECTOR       MULTI-SECTOR         FLEXIBLE           RISING
                                                         FIXED INCOME     SHORT TERM BOND         INCOME           DIVIDENDS
                                                            SERIES            SERIES             SERIES             SERIES
                                                      -----------------  -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period            182,133                  -            476,841             16,213
Participant deposits                                           168,679             25,688            220,024                 45
Participant transfers                                           50,698            (12,990)           350,356                  -
Participant withdrawals                                        (55,848)               (61)           (26,620)              (206)
                                                      --------------------------------------------------------------------------
Accumulation units outstanding, end of period                  345,662             12,637          1,020,601             16,052
                                                      ==========================================================================


                                                        PHOENIX-KAYNE     PHOENIX-LAZARD     PHOENIX-LAZARD
                                                          SMALL-CAP        INTERNATIONAL        SMALL-CAP       PHOENIX-LAZARD
                                                        QUALITY VALUE     EQUITY SELECT           VALUE         U.S. MULTI-CAP
                                                            SERIES            SERIES             SERIES             SERIES
                                                      -----------------  -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period             15,498                  -                  -                  -
Participant deposits                                                 -             67,041                708                 42
Participant transfers                                                -            188,285             10,311                  -
Participant withdrawals                                            (36)            (7,765)               (55)                (6)
                                                      --------------------------------------------------------------------------
Accumulation units outstanding, end of period                   15,462            247,561             10,964                 36
                                                      ==========================================================================

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2003 (CONTINUED)

                                                                                      SUBACCOUNT
                                                      --------------------------------------------------------------------------
                                                        PHOENIX-LORD       PHOENIX-LORD        PHOENIX-LORD      PHOENIX-MFS
                                                        ABBETT BOND-     ABBETT LARGE-CAP     ABBETT MID-CAP      INVESTORS
                                                          DEBENTURE            VALUE              VALUE          GROWTH STOCK
                                                            SERIES             SERIES             SERIES            SERIES
                                                      -----------------  -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period             24,320              2,256              3,923            168,634
Participant deposits                                           100,239            115,123             47,264            135,352
Participant transfers                                          337,698            358,496             12,074            176,934
Participant withdrawals                                        (13,334)            (3,714)                 -             (6,494)
                                                      --------------------------------------------------------------------------
Accumulation units outstanding, end of period                  448,923            472,161             63,261            474,426
                                                      ==========================================================================


                                                        PHOENIX-MFS                                            PHOENIX-NORTHERN
                                                         INVESTORS         PHOENIX-MFS      PHOENIX-NORTHERN      NASDAQ-100
                                                           TRUST              VALUE              DOW 30            INDEX(R)
                                                           SERIES             SERIES             SERIES             SERIES
                                                      -----------------  -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period             90,637            175,323            151,138            251,544
Participant deposits                                            35,862            118,950             96,198             39,077
Participant transfers                                            4,845            191,116             19,133             29,690
Participant withdrawals                                         (2,574)           (32,701)            (9,362)            (7,505)
                                                      --------------------------------------------------------------------------
Accumulation units outstanding, end of period                  128,770            452,688            257,107            312,806
                                                      ==========================================================================


                                                      PHOENIX-OAKHURST   PHOENIX-OAKHURST                       PHOENIX-SANFORD
                                                         GROWTH AND         STRATEGIC       PHOENIX-OAKHURST       BERNSTEIN
                                                           INCOME           ALLOCATION        EQUITY VALUE       GLOBAL VALUE
                                                           SERIES             SERIES             SERIES             SERIES
                                                      -----------------  -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period            231,821            865,694            793,344             56,593
Participant deposits                                           168,371            254,663            461,678             13,979
Participant transfers                                          103,261           (494,495)           141,391             70,114
Participant withdrawals                                         (9,175)           (32,798)           (41,895)            (5,683)
                                                      --------------------------------------------------------------------------
Accumulation units outstanding, end of period                  494,278            593,064          1,354,518            135,003
                                                      ==========================================================================


                                                       PHOENIX-SANFORD    PHOENIX-SANFORD
                                                          BERNSTEIN          BERNSTEIN       PHOENIX-SENECA     PHOENIX-SENECA
                                                           MID-CAP           SMALL-CAP           MID-CAP          STRATEGIC
                                                            VALUE              VALUE             GROWTH             THEME
                                                            SERIES             SERIES            SERIES             SERIES
                                                      -----------------  -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period            223,948            235,906            308,636            225,485
Participant deposits                                           134,429             92,250             97,755            106,196
Participant transfers                                          167,630             78,161             28,798             28,156
Participant withdrawals                                         (6,709)            (9,912)            (5,996)            (4,881)
                                                      --------------------------------------------------------------------------
Accumulation units outstanding, end of period                  519,298            396,405            429,193            354,956
                                                      ==========================================================================

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2003 (CONTINUED)

                                                                                      SUBACCOUNT
                                                      --------------------------------------------------------------------------
                                                        PHOENIX-STATE        AIM V.I.           AIM V.I.        ALGER AMERICAN
                                                       STREET RESEARCH       CAPITAL            PREMIER            LEVERAGED
                                                       SMALL-CAP GROWTH    APPRECIATION          EQUITY             ALLCAP
                                                            SERIES             FUND               FUND            PORTFOLIO
                                                      -----------------  -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period                  -            111,465            409,641            735,227
Participant deposits                                            19,584            107,048            295,840            585,487
Participant transfers                                                -              7,491              5,928            167,942
Participant withdrawals                                            (83)           (12,028)           (11,824)           (20,413)
                                                      --------------------------------------------------------------------------
Accumulation units outstanding, end of period                   19,501            213,976            699,585          1,468,243
                                                      ==========================================================================


                                                        FEDERATED FUND     FEDERATED HIGH
                                                           FOR U.S.         INCOME BOND           VIP             VIP GROWTH
                                                          GOVERNMENT         FUND II --       CONTRAFUND(R)      OPPORTUNITIES
                                                        SECURITIES II      PRIMARY SHARES       PORTFOLIO          PORTFOLIO
                                                      -----------------  -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period            877,356             80,507            289,915            281,345
Participant deposits                                           886,909             64,600            296,396            114,717
Participant transfers                                          218,900             63,721            540,824             15,790
Participant withdrawals                                        (55,458)           (28,254)           (33,118)           (14,853)
                                                      --------------------------------------------------------------------------
Accumulation units outstanding, end of period                1,927,707            180,574          1,094,017            396,999
                                                      ==========================================================================


                                                                                               TEMPLETON
                                                                                               DEVELOPING         TEMPLETON
                                                            VIP            MUTUAL SHARES         MARKETS           FOREIGN
                                                           GROWTH            SECURITIES        SECURITIES         SECURITIES
                                                          PORTFOLIO             FUND              FUND               FUND
                                                      -----------------  -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period            312,984            221,890             12,527            226,283
Participant deposits                                           329,669             52,686                  -            178,307
Participant transfers                                          879,461            315,382              4,993            556,821
Participant withdrawals                                        (58,689)           (11,222)            (2,330)           (35,577)
                                                      --------------------------------------------------------------------------
Accumulation units outstanding, end of period                1,463,425            578,736             15,190            925,834
                                                      ==========================================================================


                                                         TEMPLETON          TEMPLETON        RYDEX VARIABLE      SCUDDER VIT
                                                        GLOBAL ASSET          GROWTH          TRUST SECTOR      EAFE(R) EQUITY
                                                         ALLOCATION         SECURITIES          ROTATION            INDEX
                                                            FUND               FUND               FUND               FUND
                                                      -----------------  -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period             15,329            346,574                  -             29,592
Participant deposits                                             4,042            210,455              3,530             61,091
Participant transfers                                            1,055            168,145                  -             55,327
Participant withdrawals                                           (504)            (8,204)                (9)            (1,225)
                                                      --------------------------------------------------------------------------
Accumulation units outstanding, end of period                   19,922            716,970              3,521            144,785
                                                      ==========================================================================

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2003 (CONTINUED)

                                                                                      SUBACCOUNT
                                                      --------------------------------------------------------------------------
                                                        SCUDDER VIT
                                                         EQUITY 500                                                 WANGER
                                                           INDEX            TECHNOLOGY       WANGER FOREIGN      INTERNATIONAL
                                                            FUND            PORTFOLIO            FORTY            SMALL CAP
                                                      -----------------  -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period             55,560             48,389             40,372            268,820
Participant deposits                                           216,357             34,267              7,025            163,519
Participant transfers                                          184,421             19,800            179,040             81,868
Participant withdrawals                                         (2,935)              (822)            (3,965)           (22,022)
                                                      --------------------------------------------------------------------------
Accumulation units outstanding, end of period                  453,403            101,634            222,472            492,185
                                                      ==========================================================================


                                                                            WANGER U.S.
                                                           WANGER             SMALLER
                                                           TWENTY            COMPANIES
                                                      -----------------  -----------------
Accumulation units outstanding, beginning of period             80,313            574,313
Participant deposits                                            73,605            335,774
Participant transfers                                          245,323            108,485
Participant withdrawals                                        (17,570)           (47,933)
                                                      ------------------------------------
Accumulation units outstanding, end of period                  381,671            970,639
                                                      ====================================

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 6--POLICY LOANS

   Policy provisions allow policyowners to borrow up to 90% of the policy's cash surrender value with interest of [2.75% due in policy years 1-10, 2.50% due in policy years 11-15 and 2.25% due in policy years 16 and thereafter for all states except New York and New Jersey] and [4.75% due in policy years 1-10, 4.50% due in policy years 11-15 and 4.25% due in policy years 16 and thereafter in New York and New Jersey], payable on each policy anniversary. At the time the loan is granted, an amount equivalent to the amount of the loan is transferred from the Account and the non-loaned portion of the Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account, part of Phoenix's general account as collateral for the outstanding loan. Transfers from the Account are included as participant withdrawals in the accompanying financial statements. Amounts in the loaned portion of the Guaranteed Interest Account are credited with interest at 2% for all states except New York and New Jersey and 4% for New York and New Jersey. Loan repayments result in a transfer of collateral back to the Account.

NOTE 7--FEES AND RELATED PARTY TRANSACTIONS

   Phoenix and its affiliate, Phoenix Equity Planning Corporation ("PEPCO"), a registered broker/dealer in securities, provide all services to the Account. The cost of insurance is charged to each policy on a monthly basis by a withdrawal of participant units prorated among the elected subaccounts. The amount charged to each policy depends on a number of variables including sex, age and risk class as well as the death benefit and cash value of the policy. Such costs aggregated $809,280, $665,758 and $500,788 during the years ended December 31, 2004, 2003 and 2002, respectively.

   As compensation for administrative services provided to the Account, Phoenix receives an additional amount per contract, currently $10 per month not to exceed $120 annually, by a withdrawal of participant units prorated among the elected subaccounts. Such costs aggregated $126,140, $18,367 and $12,440 during the years ended December 31, 2004, 2003 and 2002, respectively. For the year ended December 31, 2004, Phoenix limits this charge to $5 per month.

   PEPCO is the principal underwriter and distributor for the Account.

   Sales charges, of up to 9% of contract premiums depending on the inception of the contract period, to compensate Phoenix for distribution expenses incurred and a charge for federal and premium taxes which currently range from 0.80% to 3.50% of premiums paid based on the state where the policyowner resides, are paid to Phoenix from premiums.

   Phoenix assumes the mortality risk that insureds may live for a shorter time than projected because of inaccuracies in the projecting process and, accordingly, that an aggregate amount of death benefits greater than projected will be payable. The expense risk assumed is that expenses incurred in issuing the policies may exceed the limits on administrative charges set in the policies. In return for the assumption of these mortality and expense risks, each month Phoenix charges each policy an annual rate of 0.50% in policy year 1-10 and 0.25% in policy years 11 and after by a withdrawal of participant units, prorated among the elected subaccounts. Unit value is not affected by mortality and expense charges.

NOTE 8--DISTRIBUTION OF NET INCOME

   The Account does not declare distributions to participants from accumulated net income. The accumulated net income is distributed to participants as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

NOTE 9--DIVERSIFICATION REQUIREMENTS

   Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the "Code"), as amended, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each subaccount is required to satisfy the requirements of Section 817(h). The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

   The Secretary of the Treasury has issued regulations under Section 817(h) of the Code. Phoenix believes that each of the subaccounts satisfies the current requirements of the regulations. Phoenix intends that each of the subaccounts will continue to comply with the diversification requirements and, in the event of failure to comply, will take immediate corrective action to assure compliance.

NOTE 10--MERGERS

   On December 3, 2004, AIM V.I. Mid Cap Core Equity Fund acquired all of the net assets of AIM Mid-Cap Equity pursuant to an Agreement and Plan of Reorganization approved by AIM Mid-Cap Equity shareholders on December 1, 2004. The acquisition was accomplished by a tax-free exchange of 1,345,217 shares of AIM V.I. Mid Cap Core Equity valued at $18,106,619 for 1,441,358 shares of AIM Mid-Cap Equity outstanding on December 3, 2004. AIM Mid-Cap Equity's net assets on that date of $18,106,619, including $2,490,250 of net unrealized appreciation were combined with those of AIM V.I. Mid Cap Core Equity. The shareholders of the AIM Mid-Cap Equity received for each share owned approximately 0.93 shares of AIM V.I. Mid Cap Core Equity.

   On September 24, 2004, Aberdeen International acquired all of the net assets of Sanford Bernstein Global Value pursuant to an Agreement and Plan of Reorganization approved by Sanford Bernstein Global Value shareholders on September 14, 2004. The acquisition was accomplished by a tax-free exchange of 1,785,746 shares of Aberdeen International valued at $19,701,375 for 1,817,620 shares of Sanford Bernstein Global Value outstanding on September 24, 2004. Sanford Bernstein Global Value's net assets on that date of $19,701,375, including $1,968,559 of net unrealized appreciation were combined with those of Aberdeen International. The aggregate net assets of Aberdeen International immediately after the merger were $162,263,002. The shareholders of the Sanford Bernstein Global Value received for each share owned approximately 0.98 shares of Aberdeen International.

   On September 24, 2004, Engemann Value Equity acquired all of the net assets of MFS Value pursuant to an Agreement and Plan of Reorganization approved by MFS Value shareholders on September 14, 2004. The acquisition was accomplished by a tax-free exchange of 3,058,095 shares of Engemann Value Equity valued at $36,459,749 for 3,269,438 shares of MFS Value outstanding on September 24, 2004. MFS Value's net assets on that date of $36,459,749, including $4,777,441 of net unrealized appreciation were combined with those of Engemann Value Equity. The aggregate net assets of Engemann Value Equity immediately after the merger were $123,477,422. The shareholders of the MFS Value received for each share owned approximately 0.94 shares of Engemann Value Equity.

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


   On September 24, 2004, Engemann Capital Growth acquired all of the net assets of Lazard U.S. Multi-Cap pursuant to an Agreement and Plan of Reorganization approved by Lazard U.S. Multi-Cap shareholders on September 14, 2004. The acquisition was accomplished by a tax-free exchange of 544,383 shares of Engemann Capital Growth valued at $7,162,666 for 570,926 shares of Lazard U.S. Multi-Cap outstanding on September 24, 2004. Lazard U.S. Multi-Cap's net assets on that date of $7,162,666, including $542,543 of net unrealized appreciation were combined with those of Engemann Capital Growth. The aggregate net assets of Engemann Capital Growth immediately after the merger were $549,726,397. The shareholders of the Lazard U.S. Multi-Cap received for each share owned approximately 0.95 shares of Engemann Capital Growth.

   On September 17, 2004, Engemann Growth and Income acquired all of the net assets of Alliance/Bernstein Growth + Value ("Growth + Value") and MFS Investors Trust ("Investors Trust") pursuant to two Agreements and Plans of Reorganization approved by Growth + Value and Investors Trust shareholders on September 14, 2004. The acquisition was accomplished by a tax-free exchange of 1,693,623 shares of Engemann Growth and Income outstanding on September 17, 2004 and valued at $19,106,074 for 1,124,392 shares of Growth + Value valued at $11,309,520 and 772,883 shares of Investors Trust valued at $7,796,554. Growth + Value's net assets of $11,309,520, including $1,005,844 of net unrealized appreciation and Investors Trust's net assets of $7,796,554, including $726,794 of net unrealized appreciation were combined with those of Engemann Growth and Income. The aggregate net assets of Engemann Growth and Income immediately after the merger were $136,382,263. The shareholders of the Alliance/Bernstein Growth + Value received for each share owned approximately 0.89 shares of Engemann Growth and Income. The shareholders of the MFS Investors Trust received for each share owned approximately 0.89 shares of Engemann Growth and Income.

   On April 16, 2004, Goodwin Multi-Sector Fixed Income acquired all of the net assets of Janus Flexible Income pursuant to an Agreement and Plan of Reorganization approved by Janus Flexible Income shareholders on April 14, 2004. The acquisition was accomplished by a tax-free exchange of 5,476,476 shares of Goodwin Multi-Sector Fixed Income valued at $50,639,637 for 4,789,637 shares of Janus Flexible Income outstanding on April 16, 2004. Janus Flexible Income's net assets on that date of $50,639,637, including $661,921 of net unrealized appreciation were combined with those of Goodwin Multi-Sector Fixed Income. The aggregate net assets of Goodwin Multi-Sector Fixed Income immediately after the merger were $256,054,804. The shareholders of the Janus Flexible Income received for each share owned approximately 1.14 shares of Goodwin Multi-Sector Fixed Income.

   On February 17, 2003, Janus Growth acquired all of the net assets of MFS Investors Growth Stock ("Growth Stock") and Van Kampen Focus Equity ("Focus Equity") pursuant to two Agreements and Plans of Reorganization approved by Growth Stock and Focus Equity shareholders on February 14, 2003. The acquisition was accomplished by a tax-free exchange of 2,496,714 shares of Janus Growth outstanding on February 17, 2003 for 782,923 shares of Growth Stock valued at $5,807,615 and 1,169,922 shares of Focus Equity valued at $6,179,826. Growth Stock's net assets of $5,807,615, including $135,964 of net unrealized depreciation and Focus Equity's net assets of $6,179,826, including $380,781 of net unrealized depreciation were combined with those of Janus Growth. The aggregate net assets of Janus Growth immediately after the merger were $63,057,943. The shareholders of the MFS Investors Growth Stock received for each share owned approximately 1.54 shares of Janus Growth. The shareholders of the Van Kampen Focus Equity received for each share owned approximately 1.10 shares of Janus Growth.

   Immediately following the merger, Janus Growth was renamed MFS Investors Growth Stock. Immediately prior to the Special Meeting of Shareholders, Phoenix Variable Advisors, Inc. ("PVA"), as authorized pursuant to an exemptive order from the Securities and Exchange Commission, replaced Janus Capital Management LLC with MFS Investment Management ("MFS") as subadvisor to the series. PVA and MFS also agreed that they would serve as advisor and subadvisor, respectively, to the series for the same management fees as currently charged to the former Phoenix-MFS Investors Growth Stock Series. Accordingly, the annual expenses and expense cap reimbursements for the series are the same as those of the former Phoenix-MFS Investors Growth Stock Series. MFS managed the series in a manner comparable with the former Phoenix-MFS Investors Growth Stock Series. As part of the reorganizations, the series was renamed Phoenix-MFS Investors Growth Stock Series. Effective December 3, 2004, the Board of Trustees of the Fund approved a name change and subadvisory change for the Phoenix-MFS Investors Growth Stock series to Phoenix-AIM Growth Series. This series' investment objectives, principal investment strategies and principal risks will remain the same. The fees and expenses associated with the series are not affected as a result of this change.

   On February 7, 2003, Aberdeen International acquired all of the net assets of Aberdeen New Asia pursuant to an Agreement and Plan of Reorganization approved by Aberdeen New Asia shareholders on January 27, 2003. The acquisition was accomplished by a tax-free exchange of 1,885,115 shares of Aberdeen International valued at $14,391,123 for 1,913,078 shares of Aberdeen New Asia outstanding on February 7, 2003. Aberdeen New Asia's net assets on that date of $14,391,123, including $618,515 of net unrealized depreciation were combined with those of Aberdeen International. The aggregate net assets of Aberdeen International immediately after the merger were $116,991,498. The shareholders of the Aberdeen New Asia received for each share owned approximately 0.99 shares of Aberdeen International.

   At its regular meeting in May 2004, the board approved other mergers and substitutions that are currently under further review.

NOTE 11--MANAGER OF MANAGERS EXEMPTIVE ORDER

   The Phoenix Edge Series Fund ("PESF") and the investment advisor PVA, have received an exemptive order from the Securities and Exchange Commission granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which PVA is, subject to supervision and approval of PESF's Board of Trustees, permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of PESF. PESF and PVA therefore have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination and replacement.

NOTE 12--MIXED AND SHARED FUNDING

   Shares of PESF are not directly offered to the public. Shares of PESF are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix, PHL Variable Insurance Company ("PHL Variable"), and Phoenix Life and Annuity Company ("PLAC"). Shares of PESF may be offered to separate accounts of other insurance companies in the future.

                    PHOENIX EXECUTIVE VUL(R), CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

   The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. PESF's Trustees currently do not foresee any such differences or disadvantages at this time. However, PESF's Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in PESF or shares of another fund may be substituted.

NOTE 13--OTHER

   Effective May 1, 2004, the name of Wanger Twenty changed to Wanger Select, and the name of Wanger Foreign Forty changed to Wanger International Select.

   The Board of Trustees of PESF approved a name change for the Phoenix-Engemann Small & Mid-Cap Growth Series to Phoenix-Engemann Small-Cap Growth Series. This series' investment objectives, principal investment strategies and principal risks will remain the same. The fees and expenses associated with the series are not affected as a result of this change. The change was effective September 24, 2004.

   The Board of Trustees of PESF approved a name change for the Phoenix-MFS Investors Growth Stock Series to Phoenix-AIM Growth Series and a subadvisory change replacing MFS Investment Management with A I M Capital Management, Inc. This series' investment objectives, principal strategies and principal risks will remain the same. The fees and expenses associated with the series are not affected as a result of this change. These changes were effective November 29, 2004.

   Phoenix-Oakhurst Growth and Income Series and Phoenix-Oakhurst Value Equity Series will now be advised by Engemann Asset Management ("Engemann") effective January 1, 2005. Each of these series' will continue to have the same investment objectives and use the same investment strategies. Each series changed their name on January 7, 2005 to Phoenix-Engemann Growth and Income Series and Phoenix-Engemann Value Equity Series, respectively.

   Engemann Asset Management ("Engemann"), an affiliate of Phoenix Investment Counsel, Inc. ("PIC"), became a subadvisor to manage the equity investments in Phoenix-Oakhurst Strategic Allocation Series effective January 1, 2005. This series' investment objectives, principal investment strategies and principal risks will remain the same. The series name changed to Phoenix-Engemann Strategic Allocation Series on January 7, 2005.

   Fred Alger Management, Inc. ("Alger"), effective January 7, 2005, will replace State Street Research & Management Company as the subadvisor to Phoenix-State Street Research Small-Cap Growth Series. The series name changed to Phoenix-Alger Small-Cap Growth Series as of January 7, 2005.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRICEWATERHOUSECOOPERS [LOGO]


To the Board of Directors of Phoenix Life Insurance Company and
Participants of Phoenix Life Variable Universal Life Account (Phoenix Executive VUL(R), Corporate Edge):

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts constituting the Phoenix Life Variable Universal Life Account (Phoenix Executive VUL(R), Corporate Edge) at December 31, 2004, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Phoenix Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2004 by correspondence with the mutual funds' advisors, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSE COOPERS LLP

Hartford, Connecticut
March 31, 2005

PHOENIX LIFE
VARIABLE UNIVERSAL LIFE ACCOUNT
Phoenix Life Insurance Company
One American Row
Hartford, Connecticut 06115

PHOENIX EQUITY PLANNING CORPORATION
56 Prospect Street
Hartford, Connecticut 06115-0480
Underwriter

CUSTODIANS
JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017-2070

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
100 Pearl Street
Hartford, Connecticut 06103

         PHOENIX LIFE
         INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.) CONSOLIDATED FINANCIAL STATEMENTS
         DECEMBER 31, 2004 AND 2003

                                               TABLE OF CONTENTS


                                                                                                    PAGE
                                                                                               ---------------

Report of Independent Registered Public Accounting Firm.......................................      F-3

Consolidated Balance Sheet as of December 31, 2004 and 2003...................................      F-4

Consolidated Statement of Income and Comprehensive Income
  for the years ended December 31, 2004, 2003 and 2002........................................      F-5

Consolidated Statement of Cash Flows for the years ended
  December 31, 2004, 2003 and 2002............................................................      F-6

Consolidated Statement of Changes in Stockholder's Equity for the years ended
  December 31, 2004, 2003 and 2002............................................................      F-7

Notes to Financial Statements.................................................................    F-8 - F-40

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Phoenix Life Insurance Company:

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income and comprehensive income, cash flows and changes in stockholder's equity present fairly, in all material respects, the financial position of Phoenix Life Insurance Company and its subsidiaries (the Company) at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for goodwill and other intangible assets in 2002.


/s/ PRICEWATERHOUSECOOPERS LLP
Hartford, CT
March 8, 2005

                         PHOENIX LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET
                   ($ amounts in millions, except share data)
                           DECEMBER 31, 2004 AND 2003


                                                                                                   2004             2003
                                                                                               --------------  --------------

ASSETS:
Available-for-sale debt securities, at fair value...........................................      $13,473.6       $13,268.8
Available-for-sale equity securities, at fair value.........................................          160.2           184.0
Trading equity securities, at fair value....................................................           87.3            --
Mortgage loans, at unpaid principal balances................................................          207.9           284.1
Venture capital partnerships, at equity in net assets.......................................          255.3           234.9
Affiliate equity securities, at equity in net assets........................................           --              47.5
Policy loans, at unpaid principal balances..................................................        2,196.7         2,241.4
Other invested assets.......................................................................          367.5           388.7
                                                                                               --------------  --------------
                                                                                                   16,748.5        16,649.4
Available-for-sale debt and equity securities pledged as collateral.........................        1,278.8         1,350.0
                                                                                               --------------  --------------
Total investments...........................................................................       18,027.3        17,999.4
Cash and cash equivalents...................................................................          324.0           382.7
Accrued investment income...................................................................          222.3           222.3
Premiums, accounts and notes receivable.....................................................          163.7           251.8
Deferred policy acquisition costs...........................................................        1,388.1         1,325.7
Deferred income taxes.......................................................................           --              30.2
Intangible assets...........................................................................            0.6             0.6
Goodwill....................................................................................            4.5             4.5
Other general account assets................................................................          157.1           148.4
Separate account assets.....................................................................        6,950.3         6,083.2
                                                                                               --------------  --------------
TOTAL ASSETS................................................................................      $27,237.9       $26,448.8
                                                                                               ==============  ==============

LIABILITIES:
Policy liabilities and accruals.............................................................      $13,132.3       $13,088.6
Policyholder deposit funds..................................................................        3,492.4         3,642.7
Indebtedness................................................................................          204.1           175.0
Deferred income taxes.......................................................................           21.5            --
Other general account liabilities...........................................................          334.6           321.0
Non-recourse collateralized obligations.....................................................        1,355.2         1,472.0
Separate account liabilities................................................................        6,950.3         6,083.2
                                                                                               --------------  --------------
TOTAL LIABILITIES...........................................................................       25,490.4        24,782.5
                                                                                               ==============  ==============

MINORITY INTEREST:
MINORITY INTEREST IN NET ASSETS OF SUBSIDIARIES.............................................           47.5           27.9
                                                                                               --------------  --------------

STOCKHOLDER'S EQUITY:
Common stock, ($1,000 par value, 10,000 shares authorized and outstanding)..................           10.0            10.0
Additional paid-in capital..................................................................        1,714.9         1,714.9
Accumulated deficit.........................................................................          (73.4)         (127.5)
Accumulated other comprehensive income......................................................           48.5            41.0
                                                                                               --------------  --------------
TOTAL STOCKHOLDER'S EQUITY..................................................................        1,700.0         1,638.4
                                                                                               ==============  ==============
TOTAL LIABILITIES, MINORITY INTEREST AND STOCKHOLDER'S EQUITY...............................      $27,237.9       $26,448.8
                                                                                               ==============  ==============

The accompanying notes are an integral part of these financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
                             ($ amounts in millions)
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002


                                                                                   2004            2003            2002
                                                                               --------------  --------------  --------------

REVENUES:
Premiums.....................................................................    $    990.6      $  1,042.2      $  1,082.0
Insurance and investment product fees........................................         294.7           279.8           253.7
Investment income, net of expenses...........................................       1,068.0         1,098.2           938.3
Unrealized gain on trading equity securities.................................          85.9            --              --
Net realized investment losses...............................................          (2.0)          (98.0)          (43.8)
                                                                               --------------  --------------  --------------
TOTAL REVENUES...............................................................       2,437.2         2,322.2         2,230.2
                                                                               --------------  --------------  --------------

BENEFITS AND EXPENSES:
Policy benefits, excluding policyholder dividends............................       1,422.2         1,454.0         1,436.1
Policyholder dividends.......................................................         404.7           418.8           401.8
Policy acquisition cost amortization.........................................         110.0            94.0            91.5
Interest expense on indebtedness.............................................          12.8            12.2            12.2
Interest expense on non-recourse collateralized obligations..................          33.6            48.9            30.5
Other operating expenses.....................................................         259.9           253.2           291.1
                                                                               --------------  --------------  --------------
TOTAL BENEFITS AND EXPENSES..................................................       2,243.2         2,281.1         2,263.2
                                                                               ==============  ==============  ==============
Income (loss) from continuing operations
  before income taxes and minority interest..................................         194.0            41.1           (33.0)
Applicable income taxes (benefit)............................................          59.7             3.9           (18.0)
                                                                               --------------  --------------  --------------
Income (loss) from continuing operations before minority interest............         134.3            37.2           (15.0)
Minority interest in net income of subsidiaries..............................          (0.1)           (0.5)           (0.6)
Equity in undistributed earnings (losses) of affiliates......................         (10.4)           (1.8)            4.6
                                                                               --------------  --------------  --------------
INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGES.................         123.8            34.9           (11.0)
Cumulative effect of accounting changes......................................          --              --             (10.3)
                                                                               --------------  --------------  --------------
NET INCOME (LOSS)............................................................    $    123.8      $     34.9      $    (21.3)
                                                                               ==============  ==============  ==============

COMPREHENSIVE INCOME:
NET INCOME (LOSS)............................................................    $    123.8      $     34.9      $    (21.3)
OTHER COMPREHENSIVE INCOME (LOSS)............................................           7.5           135.6          (111.8)
                                                                               --------------  --------------  --------------
COMPREHENSIVE INCOME (LOSS)..................................................    $    131.3      $    170.5      $   (133.1)
                                                                               ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                             ($ amounts in millions)
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002


                                                                                   2004            2003            2002
                                                                               --------------  --------------  --------------

OPERATING ACTIVITIES:
Income (loss) from continuing operations.....................................    $    123.8      $     34.9      $    (11.0)
Unrealized gain on trading equity securities.................................         (85.9)           --              --
Net realized investment losses...............................................           2.0            98.0            43.8
Amortization and depreciation................................................          12.7            16.2            20.5
Investment (gains) losses....................................................         (73.6)          (81.6)           67.2
Equity in losses of affiliates...............................................          17.2            --              --
Deferred income taxes (benefit)..............................................          65.7             4.0            (8.8)
Decrease (increase) in receivables...........................................          37.8           (20.9)          (50.9)
Deferred policy acquisition costs increase...................................         (54.7)         (111.5)         (174.1)
Increase in policy liabilities and accruals..................................          60.1           469.6           468.4
Other assets and other liabilities net change................................         (44.6)          (16.4)          (57.9)
                                                                               --------------  --------------  --------------
Cash from continuing operations..............................................          60.5           392.3           297.2
Discontinued operations, net.................................................          16.1           (34.3)          (53.1)
                                                                               --------------  --------------  --------------
CASH FROM OPERATING ACTIVITIES...............................................          76.6           358.0           244.1
                                                                               --------------  --------------  --------------

INVESTING ACTIVITIES:
Investment purchases.........................................................      (4,159.6)       (5,611.5)       (4,951.5)
Investment sales, repayments and maturities..................................       4,213.8         4,417.2         3,550.0
Debt and equity securities pledged as collateral purchases...................         (17.2)          (56.9)         (891.6)
Debt and equity securities pledged as collateral sales.......................          97.0           171.5            96.0
Subsidiary sales.............................................................           6.6            --              --
Premises and equipment additions.............................................          (7.9)          (19.6)          (13.6)
Premises and equipment dispositions..........................................          26.4            --              --
Discontinued operations, net.................................................          --              (6.7)           37.8
                                                                               --------------  --------------  --------------
CASH FROM (FOR) INVESTING ACTIVITIES.........................................         159.1        (1,106.0)       (2,172.9)
                                                                               --------------  --------------  --------------

FINANCING ACTIVITIES:
Policyholder deposit fund deposits...........................................         917.3         1,334.2         2,581.1
Policyholder deposit fund withdrawals........................................      (1,067.6)       (1,087.2)         (911.2)
Other indebtedness proceeds..................................................         171.6            --              --
Indebtedness repayments......................................................        (155.2)           --              --
Collateralized obligations proceeds..........................................          --              --             841.6
Collateralized obligations repayments........................................         (90.8)          (99.6)           --
Common stock dividends paid..................................................         (69.7)          (44.5)         (113.8)
                                                                               --------------  --------------  --------------
CASH FROM (FOR) FINANCING ACTIVITIES.........................................        (294.4)          102.9         2,397.7
                                                                               --------------  --------------  --------------
CHANGE IN CASH AND CASH EQUIVALENTS..........................................         (58.7)         (645.1)          468.9
Cash and cash equivalents, beginning of year.................................         382.7         1,027.8           558.9
                                                                               --------------  --------------  --------------
CASH AND CASH EQUIVALENTS, END OF YEAR.......................................   $     324.0     $     382.7     $   1,027.8
                                                                               ==============  ==============  ==============

Included in cash and cash equivalents above is cash pledged as collateral of $61.0 million, $72.0 million and $57.0 million at December 31, 2004, 2003 and 2002, respectively.

The accompanying notes are an integral part of these financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
                             ($ amounts in millions)
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002


                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

COMMON STOCK AND ADDITIONAL PAID-IN CAPITAL:
Contribution from parent for transfer of additional
   minimum pension liability.................................................    $     --        $     --        $     14.4

RETAINED EARNINGS (ACCUMULATED DEFICIT):
Net income (loss)............................................................         123.8            34.9           (21.3)
Common stock dividends declared..............................................         (69.7)          (44.5)         (113.8)
Other equity adjustments.....................................................          --               0.7            --

ACCUMULATED OTHER COMPREHENSIVE INCOME:
Other comprehensive income (loss)............................................           7.5           135.6          (111.8)
                                                                               --------------  --------------  --------------
CHANGE IN STOCKHOLDER'S EQUITY...............................................          61.6           126.7          (232.5)
Stockholder's equity, beginning of year......................................       1,638.4         1,511.7         1,744.2
                                                                               --------------  --------------  --------------
STOCKHOLDER'S EQUITY, END OF YEAR............................................    $  1,700.0      $  1,638.4      $  1,511.7
                                                                               ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             ($ amounts in millions)
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

1.  ORGANIZATION AND OPERATIONS

Phoenix Life Insurance Company and its subsidiaries (together, Phoenix Life) offer a broad range of life insurance and annuity products in the United States of America. Phoenix Life Insurance Company is a wholly-owned subsidiary of The Phoenix Companies, Inc. (The Phoenix Companies), a publicly traded company on the New York Stock Exchange. Significant intercompany accounts and transactions have been eliminated in consolidating these financial statements. We have reclassified certain amounts for 2003 and 2002 to conform with 2004 presentations.

We have prepared these financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP). In preparing these financial statements in conformity with GAAP, we are required to make estimates and assumptions that affect the reported amounts of assets and liabilities at reporting dates and the reported amounts of revenues and expenses during the reporting periods. Actual results will differ from these estimates and assumptions. We employ significant estimates and assumptions in the determination of deferred policy acquisition costs; policyholder liabilities and accruals; the valuation of intangible assets, investments in debt and equity securities and venture capital partnerships; pension and other post-employment benefits liabilities; deferred tax balances and accruals for contingent liabilities. Significant accounting policies are presented throughout the notes in italicized type.

ACCOUNTING CHANGES

Other-Than-Temporary Impairments: Portions of Emerging Issues Task Force Abstract EITF 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" (EITF 03-1), were effective for fiscal periods beginning after June 15, 2004. EITF 03-1 provides guidance as to the determination of other-than-temporary impaired securities and requires additional disclosures with respect to unrealized losses. These accounting and disclosure requirements largely codify our existing practices and thus, did not have a material effect on our consolidated financial statements. The effective date of certain portions of EITF 03-1 has been delayed pending further interpretive guidance. Because significant uncertainty remains surrounding what form the guidance will ultimately take, we cannot predict what effect, if any, adoption of the pending portions will have on our financial results.

Postretirement Benefits: On May 19, 2004, the FASB, issued FASB Staff Position No. FAS 106-2, "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003" (the FSP). For employers that sponsor postretirement benefit plans, or plan sponsors that provide prescription drug benefits to retirees, the FSP requires any effects of the anticipated federal tax subsidy related to those drug benefits be treated as an actuarial gain. The effect of the FSP is not material to our consolidated financial statements.

Nontraditional Long-Duration Contracts and Separate Accounts: Effective January 1, 2004, we adopted the AICPA's Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). SOP 03-1 provides guidance related to the accounting, reporting and disclosure of certain insurance contracts and separate accounts, including guidance for computing reserves for products with guaranteed benefits such as guaranteed minimum death benefits and for products with annuitization benefits such as guaranteed minimum income benefits. In addition, SOP 03-1 addresses the presentation and reporting of separate accounts, as well as rules concerning the capitalization and amortization of sales inducements. Since this new accounting standard largely codifies certain accounting and reserving practices related to applicable nontraditional long-duration contracts and separate accounts that we already followed, our adoption did not have a material effect on our consolidated financial statements.

Variable Interest Entities: In January 2003, a new accounting standard was issued, FASB Interpretation No. 46 (FIN 46), "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51", that interprets the existing standards on consolidation. FIN 46 was subsequently reissued as FIN 46(R) in December 2003, with FIN 46(R) providing additional interpretation as to existing standards on consolidation. FIN 46(R) clarifies the application of standards of consolidation to certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties (variable interest entities). Variable interest entities are required to be consolidated by their primary beneficiaries if they do not effectively disperse risks among all parties involved. The primary beneficiary of a variable interest entity is the party that absorbs a majority of the entity's expected losses, receives a majority of its expected residual returns, or both, as a result of holding variable interests. As required under the original standard, on February 1, 2003, we adopted the new standard for variable interest entities created after January 31, 2003 and for variable interest entities in which we obtained an interest after January 31, 2003. In addition, as required by the revised standard, on December 31, 2003 we adopted FIN 46(R) for Special Purpose Entities (SPEs) in which we hold a variable interest that we acquired prior to February 1, 2003. The effect of our adoption of the foregoing provisions of FIN 46(R) is described further in Note 7. FIN 46(R) requires our application of its provisions to non-SPE variable interest entities for periods ending after March 15, 2004. The adoption of FIN 46(R) for our non-SPE variable interest entities did not have a material effect on our consolidated financial statements.

Goodwill: At the beginning of 2002, we adopted a new accounting standard for goodwill and other intangible assets and recorded the cumulative effect of the adoption as a charge to earnings. We describe the adoption of this standard further in Note 4.

BUSINESS COMBINATIONS AND DISPOSITIONS

On November 19, 2004, we received payment in full of a $27.5 million convertible subordinated note issued by Aberdeen Asset Management PLC (Aberdeen), a United Kingdom-based asset management company. Concurrently we relinquished our contractual right to one of two Aberdeen board seats we held related to our 16.5% equity interest in Aberdeen, at which point we concluded that in our judgment, we no longer had the ability to significantly influence Aberdeen's operations. Accordingly, effective November 19, 2004, we changed our method of accounting for our equity holdings in Aberdeen from the equity method of accounting to the fair value method of accounting under SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". Based on our intent to sell our equity holdings in Aberdeen in the near-term, we designated our equity holdings as trading securities under the fair value method of accounting. Under the fair value method, the changes in fair value, based on the underlying value of Aberdeen's shares as traded on the London Stock Exchange, as compared to our carrying value under the equity method are presented as an after-tax realized investment gain of $55.1 million in our consolidated statement of operations for the year ended December 31, 2004. In addition, our 2004 consolidated statement of income includes a $14.7 million after-tax, non-cash charge related to the accounting for our proportionate share of Aberdeen's December 2004 settlement of alleged misselling activities with the United Kingdom's Financial Services Authority. This charge has been accounted for by us under the equity method of accounting as it pre-dates our November 19, 2004 change in accounting for Aberdeen from the equity method to the fair value method. On January 14, 2005, we closed the sale to third parties of our equity holdings in Aberdeen for net proceeds of $70.4 million, resulting in an after-tax realized investment loss of $7.0 million, which will be recognized as a realized investment loss in our 2005 consolidated statement of income. The January 2005 sale of our equity holdings in Aberdeen completed our disposition of our direct financial interests in Aberdeen.

On October 25, 2004, we entered into an agreement with Friends Provident plc (Friends Provident) to sell our 12% interest in Lombard International Assurance S.A. (Lombard) and to relinquish $17.5 million in notes receivable from Lombard's affiliate, Insurance Development Holdings A.G. (IDH). This transaction closed on January 11, 2005 for consideration of $59.0 million and, under the terms of the sale, we may be entitled to additional consideration, in the form of cash, based on Lombard's financial performance through 2006.

In July 2004, we sold the stock of Phoenix Global Solutions (India) Pvt. Ltd., our India-based information technology subsidiary, and essentially all of the assets of its United States affiliate, Phoenix Global Solutions, Inc., to Tata Consultancy Services Limited, a division of Tata Sons Ltd. This transaction is not material to our consolidated financial statements.

2.  LIFE AND ANNUITY ACTIVITIES

Life and Annuity activities include individual life insurance and annuity products, such as universal life, variable life, term life and fixed and variable annuities. They also include the results of our closed block, which consists primarily of participating whole life products.

PREMIUM AND FEE REVENUE AND RELATED EXPENSES

[begin italic] Revenues for annuity and universal life products consist of net investment income and mortality, administration and surrender charges assessed against the fund values during the period. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to fund values. We recognize premiums for participating life insurance products and other long-duration life insurance products as revenue when due from policyholders. We recognize life insurance premiums for short-duration life insurance products as premium revenue pro rata over the related contract periods. We match benefits, losses and related expenses with premiums over the related contract periods. [end italic]

REINSURANCE

We use reinsurance agreements to provide for greater diversification of business, control exposure to potential losses arising from large risks and provide additional capacity for growth.

[begin italic] We recognize assets and liabilities related to reinsurance ceded contracts on a gross basis. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. [end italic]

We remain liable to the extent that reinsuring companies may not be able to meet their obligations under reinsurance agreements in effect. Failure of the reinsurers to honor their obligations could result in losses to us; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize our exposure to significant losses from reinsurance insolvencies, we evaluate the financial condition of our reinsurers and monitor concentration of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers.

Our reinsurance program varies based on the type of risk, for example:

    o On direct policies, the maximum of individual life insurance retained by us on any one life is $10 million for single life and joint first-to-die policies and $12 million for joint last-to-die policies, with excess amounts ceded to reinsurers.
    o We reinsure 80% of the mortality risk on the in-force block of the Confederation Life business we acquired in December 1997.
    o We entered into two separate reinsurance agreements in 1998 and 1999 to reinsure 80% and 60%, respectively, of the mortality risk on a substantial portion of our otherwise retained individual life insurance business.
    o We reinsure 80% to 90% of the mortality risk on certain new issues of term.
    o We reinsure 100% of guaranteed minimum death benefits on a block of variable deferred annuities issued between January 1, 1996 through December 31, 1999, including subsequent deposits. We retain the guaranteed minimum death benefits risks on the remaining variable deferred annuity in force that is not covered by this reinsurance arrangement.
    o We assume and cede business related to the group accident and health block in run-off. While we are not writing any new contracts, we are contractually obligated to assume and cede premiums related to existing contracts.


DIRECT BUSINESS AND REINSURANCE:                                                     YEAR ENDED DECEMBER 31,
($ amounts in millions)                                                    ---------------------------------------------
                                                                                2004            2003            2002
                                                                           --------------  --------------  --------------

Direct premiums........................................................      $  1,054.3      $  1,092.1      $   1,104.2
Premiums assumed from reinsureds.......................................             2.8            15.5             16.9
Premiums ceded to reinsurers...........................................           (66.5)          (65.4)           (39.1)
                                                                           --------------  --------------  --------------
PREMIUMS...............................................................      $    990.6      $  1,042.2      $   1,082.0
                                                                           ==============  ==============  ==============
Percentage of amount assumed to net premiums...........................             0.3%            1.5%            1.6%
                                                                           ==============  ==============  ==============

Direct policy benefits incurred........................................      $    416.3      $    402.9      $    357.5
Policy benefits assumed from reinsureds................................             3.9            13.5            12.6
Policy benefits ceded to reinsurers....................................           (52.9)          (56.9)          (44.8)
                                                                           --------------  --------------  --------------
POLICY BENEFITS........................................................      $    367.3      $    359.5      $    325.3
                                                                           ==============  ==============  ==============

Direct life insurance in force.........................................      $126,367.9      $120,931.3      $110,529.8
Life insurance in force assumed from reinsureds........................         1,759.5         1,837.3         1,831.2
Life insurance in force ceded to reinsurers............................       (80,040.1)      (77,222.3)      (74,575.2)
                                                                           --------------  --------------  --------------
LIFE INSURANCE IN FORCE................................................      $ 48,087.3      $ 45,546.3      $ 37,785.8
                                                                           ==============  ==============  ==============
Percentage of amount assumed to net insurance in force.................             3.7%            4.0%            4.8%
                                                                           ==============  ==============  ==============

The policy benefit amounts above exclude changes in reserves, interest credited to policyholders and withdrawals, which total $1,054.9 million, $1,094.5 million and $1,110.8 million, net of reinsurance, for the years ended December 31, 2004, 2003 and 2002.

Irrevocable letters of credit aggregating $48.1 million at December 31, 2004 have been arranged with commercial banks in favor of us to collateralize the ceded reserves.

VALLEY FORGE LIFE INSURANCE

Effective July 1, 2002, we acquired the variable life and variable annuity business of Valley Forge Life Insurance Company (a subsidiary of CNA Financial Corporation). The business acquired had a total account value of $557.0 million at June 30, 2002. This transaction was effected through a combination of coinsurance and modified coinsurance.

DEFERRED POLICY ACQUISITION COSTS

[begin italic] The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to production of new business, are deferred. In connection with our acquisitions of the Confederation Life business (1997), we recognized an asset for the present value of future profits (PVFP) representing the present value of estimated net cash flows embedded in the existing contracts acquired. This asset is included in deferred policy acquisition costs (DAC).

We amortize DAC and PVFP based on the related policy's classification. For individual participating life insurance policies, DAC and PVFP are amortized in proportion to estimated gross margins. For universal life, variable universal life and accumulation annuities, DAC and PVFP are amortized in proportion to estimated gross profits. Policies may be surrendered for value or exchanged for a different one of our products (internal replacement); the DAC balance associated with the replaced or surrendered policies is amortized to reflect these surrenders.

The amortization process requires the use of various assumptions, estimates and judgments about the future. The primary assumptions are expenses, investment performance, mortality and contract cancellations (i.e., lapses, withdrawals and surrenders). These assumptions, which we review on a regular basis, and are generally based on our past experience, industry studies, regulatory requirements and judgments about the future. Changes in estimated gross margins and gross profits based on actual experiences are reflected as an adjustment to total amortization to date resulting in a charge or credit to earnings. Finally, analyses are performed periodically to assess whether there are sufficient gross margins or gross profits to amortize the remaining DAC balances. [end italic]


ACTIVITY IN DEFERRED POLICY ACQUISITION COSTS:                                            YEAR ENDED DECEMBER 31,
($ amounts in millions)                                                        ---------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

Direct acquisition costs deferred excluding acquisitions.....................    $    164.7      $    205.5      $    217.0
Acquisition costs recognized in Valley Forge Life acquisition................          --              --              48.5
Costs amortized to expenses:
  Recurring costs related to operations......................................        (110.4)          (98.1)          (88.5)
  (Cost) credit related to realized investment gains or losses...............           0.4             4.1           (25.1)
  Changes in actuarial assumptions...........................................          --              --              22.1
  Offsets to net unrealized investment gains or losses
    included in other comprehensive income...................................           7.7            12.4           (95.9)
                                                                               --------------  --------------  --------------
Change in deferred policy acquisition costs..................................          62.4           123.9            78.1
Deferred policy acquisition costs, beginning of year.........................       1,325.7         1,201.8         1,123.7
                                                                               --------------  --------------  --------------
DEFERRED POLICY ACQUISITION COSTS, END OF YEAR...............................    $  1,388.1      $  1,325.7      $  1,201.8
                                                                               ==============  ==============  ==============

In 2002, we revised the mortality assumptions used in the development of estimated gross margins for the traditional participating block of business to reflect favorable experience. This revision resulted in a decrease in deferred policy acquisition cost amortization of $22.1 million ($14.4 million after income taxes). Also in 2002, we revised the long-term market return assumption for the variable annuity block of business from 8% to 7%. In addition, we recorded an impairment charge related to the recoverability of our deferred acquisition cost asset related to the variable annuity business. The revision in long-term market return assumption and the impairment charge resulted in a $13.5 million pre-tax ($8.8 million after income taxes) increase in policy acquisition cost amortization expense in 2002.

POLICY LIABILITIES AND ACCRUALS

[begin italic] Future policy benefits are liabilities for life and annuity products. We establish liabilities in amounts adequate to meet the estimated future obligations of policies in-force. Future policy benefits for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to contractual guaranteed rates of interest, mortality rates guaranteed in calculating the cash surrender values described in such contracts and morbidity. Future policy benefits for variable universal life, universal life and annuities in the accumulation phase are computed using the deposit-method which is the sum of the account balance, unearned revenue liability and liability for minimum policy benefits. Future policy benefits for term and annuities in the payout phase that have significant mortality risk are computed using the net premium method on the basis of actuarial assumptions at the issue date of these contracts for rates of interest, contract administrative expenses, mortality and surrenders. We establish liabilities for outstanding claims, losses and loss adjustment expenses based on individual case estimates for reported losses and estimates of unreported losses based on past experience. [end italic]

Policyholder liabilities are primarily for participating life insurance policies and universal life insurance policies. For universal life, this includes deposits received from customers and investment earnings on their fund balances, which range from 4.0% to 6.0% as of December 31, 2004, less administrative and mortality charges.

Certain of our annuity products contain guaranteed minimum death benefits. The guaranteed minimum death benefit feature provides annuity contract holders with a guarantee that the benefit received at death will be no less than a prescribed amount. This minimum amount is based on the net deposits paid into the contract, the net deposits accumulated at a specified rate, the highest historical account value on a contract anniversary, or more typically, the greatest of these values. As of December 31, 2004 and 2003, the difference between the guaranteed minimum death benefit and the current account value (net amount at risk) for all existing contracts was $123.5 million and $183.1 million, respectively, for which we had established reserves, net of reinsurance recoverables, of $9.1 million and $7.6 million, respectively.

PARTICIPATING LIFE INSURANCE

Participating life insurance in force was 35.6% and 38.8% of the face value of total individual life insurance in force at December 31, 2004 and 2003, respectively.

FAIR VALUE OF INVESTMENT CONTRACTS

[begin italic] For purposes of fair value disclosures (Note 12), we determine the fair value of guaranteed interest contracts by assuming a discount rate equal to the appropriate U.S. Treasury rate plus 150 basis points to determine the present value of projected contractual liability payments through final maturity. We valued the fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, we used a discount rate equal to the appropriate U.S. Treasury rate plus 150 basis points to determine the present value of the projected account value of the policy at the end of the current guarantee period.

Deposit type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For these liabilities, we assume fair value to be equal to the stated liability balances. [end italic]

POLICYHOLDER DEPOSIT FUNDS

Policyholder deposit funds primarily consist of annuity deposits received from customers, dividend accumulations and investment earnings on their fund balances, which range from 1.8% to 12.3% as of December 31, 2004, less administrative charges.

DEMUTUALIZATION AND CLOSED BLOCK

Phoenix Home Life Mutual Insurance Company demutualized on June 25, 2001 by converting from a mutual life insurance company to a stock life insurance company, became a wholly-owned subsidiary of The Phoenix Companies, Inc. and changed its name to Phoenix Life Insurance Company.

In connection with the demutualization, we established a closed block as of December 31, 1999 to preserve over time the reasonable dividend expectations of individual life and annuity policyholders for which dividends were currently being paid or were expected to be paid under the then-current dividend scale. The closed block comprises a defined limited group of policies and a defined set of assets, is governed by a set of operating rules and will continue in effect as long as any policy in the closed block remains in effect.

Phoenix Life allocated assets to the closed block in an amount we believed sufficient to produce cash flows which, together with anticipated premiums and other revenues from the policies included in the closed block, will support payment of obligations relating to these policies. These obligations include the payment of claims, certain expenses, taxes and policyholder dividends, which we estimate to continue at rates in effect for 2000.

[begin italic] The closed block assets, including future assets from cash flows generated by the assets and premiums and other revenues from the policies in the closed block, will benefit only holders of the policies in the closed block. The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, investment purchases and sales, policyholder benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, investment income and realized investment gains and losses on investments held outside the closed block that support the closed block business. All of these excluded income and expense items enter into the determination of total gross margins of closed block policies for the purpose of amortization of deferred policy acquisition costs.

We present closed block assets, liabilities, revenues and expenses together with all other assets, liabilities, revenues and expenses. Within closed block liabilities, we have established a policyholder dividend obligation to record an additional liability to closed block policyholders for cumulative closed block earnings in excess of expected amounts calculated at the date of demutualization. These closed block earnings will not inure to stockholders but will result in additional future dividends to closed block policyholders unless otherwise offset by future performance of the closed block that is less favorable than expected. [end italic]

Because closed block liabilities exceed closed block assets, we have a net closed block liability at each period-end. This net liability represents the maximum future earning contribution to be recognized from the closed block and the change in this net liability each period is in the earnings contribution recognized from the closed block for the period. To the extent that actual cash flows differ from amounts anticipated, we may adjust policyholder dividends. If the closed block has excess funds, those funds will be available only to the closed block policyholders. However, if the closed block has insufficient funds to make policy benefit payments that are guaranteed, the payments will be made from assets outside of the closed block.

CLOSED BLOCK ASSETS AND LIABILITIES:                                                AS OF DECEMBER 31,
($ amounts in millions)                                                        ------------------------------
                                                                                    2004            2003           INCEPTION
                                                                               --------------  --------------   --------------
Debt securities..............................................................    $  6,949.6      $  6,906.4       $  4,773.1
Equity securities............................................................          90.8            82.9             --
Mortgage loans...............................................................         181.9           228.5            399.0
Venture capital partnerships.................................................          52.4            38.6             --
Policy loans.................................................................       1,363.4         1,386.8          1,380.0
Other invested assets........................................................          60.0            46.7             --
                                                                               --------------  --------------   --------------
Total closed block investments...............................................       8,698.1         8,689.9          6,552.1
Cash and cash equivalents....................................................         100.5            40.5             --
Accrued investment income....................................................         118.8           120.2            106.8
Receivables..................................................................          32.7            43.0             35.2
Deferred income taxes........................................................         359.7           377.0            389.4
Other closed block assets....................................................          24.0            62.3              6.2
                                                                               --------------  --------------   --------------
TOTAL CLOSED BLOCK ASSETS....................................................       9,333.8         9,332.9          7,089.7
                                                                               --------------  --------------   --------------
Policy liabilities and accruals..............................................       9,686.9         9,723.1          8,301.7
Policyholder dividends payable...............................................         365.5           369.8            325.1
Policyholder dividend obligation.............................................         535.9           519.2             --
Other closed block liabilities...............................................          41.5            63.0             12.3
                                                                               --------------  --------------   --------------
TOTAL CLOSED BLOCK LIABILITIES...............................................      10,629.8        10,675.1          8,639.1
                                                                               --------------  --------------   --------------
EXCESS OF CLOSED BLOCK LIABILITIES OVER CLOSED BLOCK ASSETS..................    $  1,296.0      $  1,342.2       $  1,549.4
                                                                               ==============  ==============   ==============


                                                                                                         YEAR ENDED
CLOSED BLOCK REVENUES AND EXPENSES AND CHANGES IN                               CUMULATIVE              DECEMBER 31,
POLICYHOLDER DIVIDEND OBLIGATION:                                                  FROM         ------------------------------
($ amounts in millions)                                                          INCEPTION           2004            2003
                                                                               --------------   --------------  --------------

Premiums.....................................................................    $  5,170.8       $    932.8      $  1,000.1
Net investment income........................................................       2,771.2            560.0           573.1
Net realized investment losses...............................................         (91.1)            (2.0)           (9.4)
                                                                               --------------   --------------  --------------
TOTAL REVENUES...............................................................       7,850.9          1,490.8         1,563.8
                                                                               --------------   --------------  --------------
Policy benefits, excluding dividends.........................................       5,367.6          1,007.1         1,058.0
Other operating expenses.....................................................          57.9              8.9            10.0
                                                                               --------------   --------------  --------------
Total benefits and expenses, excluding policyholder dividends................       5,425.5          1,016.0         1,068.0
                                                                               --------------   --------------  --------------
Closed block contribution to income before dividends and income taxes........       2,425.4            474.8           495.8
Policyholder dividends.......................................................       2,000.2            403.9           419.4
                                                                               --------------   --------------  --------------
Closed block contribution to income before income taxes......................         425.2             70.9            76.4
Applicable income taxes......................................................         149.3             24.7            26.8
                                                                               --------------   --------------  --------------
CLOSED BLOCK CONTRIBUTION TO INCOME..........................................    $    275.9       $     46.2      $     49.6
                                                                               ==============   ==============  ==============

Policyholder dividends provided through earnings.............................    $  2,045.4       $    403.9      $    419.4
Policyholder dividends provided through other comprehensive income...........         436.5              3.8           (45.5)
                                                                               --------------   --------------  --------------
ADDITIONS TO POLICYHOLDER DIVIDEND LIABILITIES...............................       2,481.9            407.7           373.9
POLICYHOLDER DIVIDENDS PAID..................................................      (1,905.6)          (395.3)         (395.6)
                                                                               --------------   --------------  --------------
Change in policyholder dividend liabilities..................................         576.3             12.4           (21.7)
Policyholder dividend liabilities, beginning of period.......................         325.1            889.0           910.7
                                                                               --------------   --------------  --------------
Policyholder dividend liabilities, end of period.............................         901.4            901.4           889.0
  Less:  Policyholder dividends payable, end of period.......................         365.5            365.5           369.8
                                                                               --------------   --------------  --------------
POLICYHOLDER DIVIDEND OBLIGATION, END OF PERIOD..............................    $    535.9       $    535.9      $    519.2
                                                                               ==============   ==============  ==============

In addition to the closed block assets, we hold assets outside the closed block in support of closed block liabilities. We recognize investment earnings on these invested assets, less deferred policy acquisition cost amortization and allocated expenses, as an additional source of earnings to our stockholders.

3.  INVESTING ACTIVITIES

DEBT AND EQUITY SECURITIES

[begin italic] We classify our debt and equity securities as available-for-sale and report them in our balance sheet at fair value. Trading securities are carried at fair value and changes in fair value are recorded in net income as they occur. Fair value is based on quoted market price, where available. When quoted market prices are not available, we estimate fair value by discounting debt security cash flows to reflect interest rates currently being offered on similar terms to borrowers of similar credit quality (private placement debt securities), by quoted market prices of comparable instruments (untraded public debt securities) and by independent pricing sources or internally developed pricing models (equity securities).

For mortgage-backed and other asset-backed debt securities, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic lives of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. For certain asset-backed securities, changes in estimated yield are recorded on a prospective basis and specific valuation methods are applied to these securities to determine if there has been an other-than-temporary decline in value. [end italic]

See Note 7 for information on available-for-sale debt and equity securities pledged as collateral.


                                                                                    AS OF DECEMBER 31,
FAIR VALUE AND COST OF DEBT SECURITIES:                         ---------------------------------------------------------------
($ amounts in millions)                                                     2004                             2003
                                                                ------------------------------   ------------------------------
                                                                  FAIR VALUE         COST          FAIR VALUE        COST
                                                                --------------  --------------   --------------  --------------

U.S. government and agency...................................    $     676.4     $     622.7      $     755.2     $     712.7
State and political subdivision..............................          446.5           413.7            510.3           468.4
Foreign government...........................................          314.8           284.0            260.4           239.0
Corporate....................................................        7,365.4         7,040.7          6,763.4         6,410.0
Mortgage-backed..............................................        3,253.4         3,122.9          3,097.5         2,963.4
Other asset-backed...........................................        1,417.1         1,405.0          1,882.0         1,863.6
                                                                --------------  --------------   --------------  --------------
DEBT SECURITIES..............................................    $  13,473.6     $  12,889.0      $  13,268.8     $  12,657.1
                                                                ==============  ==============   ==============  ==============

Amounts applicable to the closed block.......................    $   6,949.6     $   6,515.2      $   6,906.4     $   6,471.1
                                                                ==============  ==============   ==============  ==============


                                                                                    AS OF DECEMBER 31,
FAIR VALUE AND COST OF DEBT SECURITIES:                         ---------------------------------------------------------------
($ amounts in millions)                                                      2004                            2003
                                                                ------------------------------   ------------------------------
                                                                  FAIR VALUE         COST          FAIR VALUE         COST
                                                                --------------  --------------   --------------  --------------

Lombard International Assurance, S.A.........................    $      43.3     $      43.3      $      41.1     $      41.1
Other equity securities......................................          116.9           101.1            142.9           127.3
                                                                --------------  --------------   --------------  --------------
EQUITY SECURITIES............................................    $     160.2     $     144.4      $     184.0     $     168.4
                                                                ==============  ==============   ==============  ==============

Amounts applicable to the closed block.......................    $      90.8     $      78.3      $      82.9     $      75.0
                                                                ==============  ==============   ==============  ==============

In 2003, we sold our 3.0% and 3.1% equity interests in two life insurance subsidiaries of General Electric Company for $72.0 million and realized a gain of $21.6 million ($14.0 million after income taxes). Also in 2003, we sold our 9.3% equity interest in PXRE Group Ltd., a property catastrophe reinsurer, for $23.1 million and realized a gain of $13.7 million ($8.9 million after income taxes).

In January 2005, we sold our equity investment in Lombard as further described in Note 1.

HRH. Hilb Rogal and Hobbs (HRH) is a Virginia-based property and casualty insurance and employee benefit products distributor traded on the New York Stock Exchange. Prior to November 2002, we owned 6.4% of its common shares, as well as convertible debt securities which, if converted, would have represented 16.8% of HRH's common stock outstanding. We also had a contractual right to designate two nominees for election to its board of directors.

In November 2002, we converted our HRH note into additional shares of HRH common stock, resulting in total HRH holdings with a fair value of $167.1 million. Following the conversion, we sold the majority of our shares of HRH common stock to The Phoenix Companies for $157.4 million.

As a result of these transactions, in 2002 we recorded a gross realized investment gain of $107.1 million, $38.8 million net of offsets for applicable DAC costs and deferred income taxes. We calculated our gains using the specific identification of the securities sold. As a result of the transactions we completed in November 2002, it was no longer appropriate to consider HRH as an affiliate for accounting and reporting purposes. In addition, in 2003 we sold our remaining shares of HRH common stock in the open market for $9.4 million and recorded a gross realized investment gain of $6.9 million ($4.5 million after income taxes).


                                                                                      AS OF DECEMBER 31,
                                                                -------------------------------------------------------------
UNREALIZED GAINS AND LOSSES FROM                                             2004                           2003
DEBT AND EQUITY SECURITIES:                                     -----------------------------   -----------------------------
($ amounts in millions)                                             GAINS          LOSSES           GAINS          LOSSES
                                                                --------------  -------------   --------------  -------------

U.S. government and agency...................................     $     55.4     $     (1.7)     $     44.0      $    (1.5)
State and political subdivision..............................           34.4           (1.6)           43.5           (1.6)
Foreign government...........................................           31.1           (0.3)           23.2           (1.8)
Corporate....................................................          364.2          (39.5)          400.4          (47.0)
Mortgage-backed..............................................          137.0           (6.5)          143.4           (9.3)
Other asset-backed...........................................           32.4          (20.3)           55.6          (37.2)
                                                                --------------  -------------   --------------  -------------
Debt securities gains and losses.............................     $    654.5     $    (69.9)     $    710.1      $   (98.4)
                                                                ==============  =============   ==============  =============
DEBT SECURITIES NET GAINS....................................     $    584.6                     $    611.7
                                                                ==============                  ==============

Equity securities gains and losses...........................     $     19.1     $     (3.3)     $     17.4      $    (1.8)
                                                                ==============  =============   ==============  =============
EQUITY SECURITIES NET GAINS..................................     $     15.8                     $     15.6
                                                                ==============                  ==============


                                                                         AS OF DECEMBER 31, 2004
                                            ----------------------------------------------------------------------------------------
AGING OF TEMPORARILY IMPAIRED                  LESS THAN 12 MONTHS          GREATER THAN 12 MONTHS               TOTAL
DEBT AND EQUITY SECURITIES:                 ---------------------------   --------------------------   -----------------------------
($ amounts in millions)                          FAIR       UNREALIZED         FAIR      UNREALIZED         FAIR       UNREALIZED
                                                 VALUE        LOSSES          VALUE        LOSSES          VALUE         LOSSES
                                            ---------------------------   --------------------------   -----------------------------
DEBT SECURITIES
U.S. government and agency...............     $     85.6     $    (1.4)      $     4.9      $   (0.3)      $    90.5     $    (1.7)
State and political subdivision..........           41.6          (1.2)            9.0          (0.4)           50.6          (1.6)
Foreign government.......................           --            --              10.6          (0.3)           10.6          (0.3)
Corporate................................        1,212.6         (16.1)          418.8         (23.4)        1,631.4         (39.5)
Mortgage-backed..........................          589.4          (4.8)          113.6          (1.7)          703.0          (6.5)
Other asset-backed.......................          444.6          (5.3)           96.8         (15.0)          541.4         (20.3)
                                            -------------  -------------   -------------  ------------   ------------  -------------
DEBT SECURITIES..........................     $  2,373.8     $   (28.8)      $   653.7      $  (41.1)      $ 3,027.5     $   (69.9)
COMMON STOCK.............................           15.3          (2.4)            5.4          (0.9)           20.7          (3.3)
                                            -------------  -------------   -------------  ------------   ------------  -------------

TOTAL TEMPORARILY IMPAIRED SECURITIES....     $  2,389.1     $   (31.2)      $   659.1      $  (42.0)      $ 3,048.2     $   (73.2)
                                            =============  =============   =============  ============   ============  =============

AMOUNTS INSIDE THE CLOSED BLOCK..........     $    702.0     $   (10.7)      $   347.9      $  (16.2)      $ 1,049.9     $   (26.9)
                                            =============  =============   =============  ============   ============  =============

AMOUNTS OUTSIDE THE CLOSED BLOCK.........     $  1,687.1     $   (20.5)      $   311.2      $  (25.8)      $ 1,998.3     $   (46.3)
                                            =============  =============   =============  ============   ============  =============
AMOUNTS OUTSIDE THE CLOSED BLOCK
  THAT ARE BELOW INVESTMENT GRADE........     $     66.8     $     (2.2)      $    68.3     $  (12.2)      $   135.1     $   (14.4)
                                            =============  =============   =============  ============   ============  =============
AFTER OFFSETS FOR DEFERRED ACQUISITION
  COST ADJUSTMENT AND TAXES..............                    $     (0.8)                    $   (4.5)                    $    (5.3)
                                                           =============                  ============                 =============

These securities are considered to be temporarily impaired at December 31, 2004 as each of these securities has performed, and is expected to continue to perform, in accordance with their original contractual terms.

MORTGAGE LOANS AND REAL ESTATE

[begin italic] We report mortgage loans at unpaid principal balances, net of valuation reserves on impaired mortgages. We consider a mortgage loan to be impaired if we believe it is probable that we will be unable to collect all amounts of contractual interest and principal as scheduled in the loan agreement. We do not accrue interest income on impaired mortgage loans when the likelihood of collection is doubtful.

We estimate the fair value of mortgage loans by discounting the present value of scheduled loan payments. We base the discount rate on the comparable U.S. Treasury rates for loan durations plus spreads of 130 to 800 basis points, depending on our internal quality ratings of the loans. For in-process-of-foreclosure or defaulted loans, we estimate fair value as the lower of the underlying collateral value or the loan balance. [end italic]

Mortgage loans are collateralized by the related properties and are generally no greater than 75% of the properties' value at the time the loans are originated.

                                                                                       AS OF DECEMBER 31,
CARRYING VALUE OF INVESTMENTS IN MORTGAGE LOANS                 ---------------------------------------------------------------
($ amounts in millions)                                                      2004                             2003
                                                                ------------------------------   ------------------------------
                                                                  CARRYING                         CARRYING
                                                                    VALUE        FAIR VALUE          VALUE        FAIR VALUE
                                                                --------------  --------------   --------------  --------------
PROPERTY TYPE
Apartment buildings..........................................    $      81.8     $      82.8      $     105.1     $     106.7
Office buildings.............................................           18.0            18.2             49.0            49.7
Retail stores................................................           92.5            93.6            109.0           110.7
Industrial buildings.........................................           25.4            25.7             33.7            34.2
Other........................................................            0.1             0.1              0.1             0.1
                                                                --------------  --------------   --------------  --------------
Subtotal.....................................................          217.8           220.4            296.9           301.4
  Less:  Valuation allowances................................            9.9            --               12.8            --
                                                                --------------  --------------   --------------  --------------
MORTGAGE LOANS...............................................    $     207.9     $     220.4      $     284.1     $     301.4
                                                                ==============  ==============   ==============  ==============

Amounts applicable to the closed block.......................    $     181.9     $     184.1      $     228.5     $     242.4
                                                                ==============  ==============   ==============  ==============

We had no delinquent or in-process-of-foreclosure mortgage loans as of both December 31, 2004 and 2003. The carrying values of mortgage loans on which the payment terms have been restructured or modified were $12.9 million and $25.8 million as of December 31, 2004 and 2003, respectively. We have provided valuation allowances for restructured or modified mortgage loans.

                                                                                         YEAR ENDED DECEMBER 31,
MORTGAGE LOAN VALUATION ALLOWANCE ACTIVITY:                                    ---------------------------------------------
($ amounts in millions)                                                             2004            2003            2002
                                                                               --------------  --------------  --------------

Valuation allowance, beginning of year.......................................   $      12.8     $      15.5     $      15.0
Additions charged to income..................................................          --               0.8             0.6
Deductions for write-offs and disposals......................................          (2.9)           (3.5)           (0.1)
                                                                               --------------  --------------  --------------
VALUATION ALLOWANCE, END OF YEAR.............................................   $       9.9     $      12.8     $      15.5
                                                                               ==============  ==============  ==============

During the three years ended December 31, 2004, the amount of interest that was foregone due to the restructuring of mortgage loans and to non-income producing loans was not material to our consolidated financial statements. Refinancing of mortgage loans was not material in any of the three years ended December 31, 2004.

VENTURE CAPITAL PARTNERSHIPS

We invest as a limited partner in venture capital limited partnerships. Generally, these partnerships focus on early-stage ventures, primarily in the information technology and life science industries and leveraged buyout funds. We also have direct equity investments in leveraged buyouts and corporate acquisitions.

[begin italic] We record our equity in the earnings of venture capital partnerships in net investment income using the most recent financial information received from the partnerships and estimating the change in our share of partnership earnings for the quarter to eliminate any lag in reporting.

To estimate the net equity in earnings of the venture capital partnerships for each quarter, we developed a methodology to estimate the change in value of the underlying investee companies in the venture capital partnerships. For public investee companies, we used quoted market prices at the end of each quarter, applying liquidity discounts to these prices in instances where such discounts were applied in the underlying partnerships' financial statements. For private investee companies, we applied a public industry sector index to estimate changes in valuations each quarter. We apply this methodology consistently each quarter with subsequent adjustments to reflect market events reported by the partnerships (e.g., new rounds of financing, initial public offerings and writedowns by the general partners). Our methodology recognizes both downward and upward adjustments in estimated values based on the indices, but when the general partner reduces the value of a private investee company, we do not adjust the fair value upward (by applying the public sector index) in excess of the most recent value reported by the general partner. Finally, we revise the valuations we have assigned to the investee companies annually to reflect the valuations in the audited financial statements received from the venture capital partnerships. [end italic]



                                                                                           YEAR ENDED DECEMBER 31,
NET INVESTMENT INCOME RELATED TO VENTURE CAPITAL PARTNERSHIPS:                 ----------------------------------------------
($ amounts in millions)                                                             2004            2003            2002
                                                                               --------------  --------------  --------------

Net realized gains (losses) on partnership cash and stock distributions......   $      13.7     $      17.4     $      (4.7)
Net unrealized gains (losses) on partnership investments.....................          14.4            38.2           (47.2)
Partnership operating expenses...............................................          (2.6)           (6.6)           (7.4)
                                                                               --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS).................................................   $      25.5     $      49.0     $     (59.3)
                                                                               ==============  ==============  ==============

Amounts applicable to the closed block.......................................   $       6.2     $      12.8     $      --
                                                                               ==============  ==============  ==============

As indicated above, we record our equity in earnings of venture capital partnerships based on the most recent financial information and by estimating the earnings for any lag in partnership reporting. As a result, the effect of our adjusting our estimates to actual results reflected in partnership financial statements was to increase net investment income as follows:

                                                                                           YEAR ENDED DECEMBER 31,
ADJUSTMENT OF VENTURE CAPITAL INVESTMENT INCOME                                ----------------------------------------------
RELATED TO RECEIPT OF FINANCIAL STATEMENTS:                                         2004            2003            2002
($ amounts in millions)                                                        --------------  --------------  --------------

Closed block.................................................................   $       1.0     $      --       $      --
General account..............................................................           6.8            33.4            12.8
                                                                               --------------  --------------  --------------
TOTAL........................................................................   $       7.8     $      33.4     $      12.8
                                                                               ==============  ==============  ==============


                                                                                           YEAR ENDED DECEMBER 31,
INVESTMENT ACTIVITY IN VENTURE CAPITAL PARTNERSHIPS:                           ----------------------------------------------
($ amounts in millions)                                                             2004            2003            2002
                                                                               --------------  --------------  --------------

Contributions................................................................   $      59.2     $      41.3     $      43.0
Equity in earnings (losses) of partnerships..................................          25.5            49.0           (59.3)
Distributions................................................................         (64.3)          (43.6)          (41.7)
Proceeds from sale of partnership interests..................................          --             (26.1)           --
Realized loss on sale of partnership interests...............................          --             (14.3)           (5.1)
                                                                               --------------  --------------  --------------
Change in venture capital partnerships.......................................          20.4             6.3           (63.1)
Venture capital partnership investments, beginning of period.................         234.9           228.6           291.7
                                                                               --------------  --------------  --------------
VENTURE CAPITAL PARTNERSHIP INVESTMENTS, END OF PERIOD.......................   $     255.3     $     234.9     $     228.6
                                                                               ==============  ==============  ==============


UNFUNDED COMMITMENTS AND INVESTMENTS IN VENTURE CAPITAL PARTNERSHIPS:                                AS OF DECEMBER 31,
($ amounts in millions)                                                                        ------------------------------
                                                                                                    2004            2003
                                                                                               --------------  --------------
UNFUNDED COMMITMENTS
Closed block                                                                                    $      83.0     $      48.3
Venture capital segment.....................................................................           53.5            76.7
                                                                                               ==============  ==============
TOTAL UNFUNDED COMMITMENTS..................................................................    $     136.5     $     125.0
                                                                                               ==============  ==============

VENTURE CAPITAL PARTNERSHIPS
Closed block                                                                                    $      52.4     $      38.6
Venture capital segment.....................................................................          202.9           196.3
                                                                                               ==============  ==============
TOTAL VENTURE CAPITAL PARTNERSHIPS..........................................................    $     255.3     $     234.9
                                                                                               ==============  ==============

In February 2003, we sold a 50% interest in certain of our venture capital partnerships to an outside party and transferred the remaining 50% interest to our closed block. The carrying value of the partnerships sold and transferred totaled $52.2 million after realizing a loss of $5.1 million in 2002 and $14.3 million in 2003 to reflect the proceeds received.

AFFILIATE EQUITY AND DEBT SECURITIES

[begin italic] Our investments in affiliate equity securities represent investments in operating entities in which we own less than a majority of the outstanding common stock and where we exercise significant influence over the operating and financial policies of the companies. We use the equity method of accounting for our investments in common stock of these affiliates. We evaluate our equity method investments for an other-than-temporary impairment at each balance sheet date considering quantitative and qualitative factors including quoted market price of underlying equity securities, the duration the carrying value is in excess of fair value and historical and projected earnings and cash flow capacity. [end italic]

We present affiliate debt securities in the available-for-sale debt securities caption.

                                                                                                  AS OF DECEMBER 31, 2003
CARRYING VALUE AND COST OF AFFILIATE SECURITIES:                                               ------------------------------
($ amounts in millions)                                                                          CARRYING
                                                                                                   VALUE           COST
                                                                                               --------------  --------------

Aberdeen common stock.......................................................................    $      38.3     $      20.0
Other.......................................................................................            9.2            18.9
                                                                                               --------------  --------------
AFFILIATE EQUITY SECURITIES.................................................................    $      47.5     $      38.9
                                                                                               ==============  ==============

Aberdeen 7.5% convertible notes.............................................................    $      27.5     $      27.5
                                                                                               --------------  --------------
AFFILIATE DEBT SECURITIES...................................................................    $      27.5     $      27.5
                                                                                               ==============  ==============

The cost basis of Aberdeen common stock is adjusted to reflect an other-than-temporary impairment of $89.1 million, which we recognized as a realized investment loss in 2003.


                                                                                          YEAR ENDED DECEMBER 31,
SOURCES OF EARNINGS FROM AFFILIATE SECURITIES:                                 ----------------------------------------------
($ amounts in millions)                                                            2004            2003            2002
                                                                               --------------  --------------  --------------

Aberdeen common stock dividends..............................................   $       3.0     $       2.7     $       3.8
Equity in Aberdeen undistributed income (loss)...............................         (21.9)           (2.0)            2.3
HRH common stock dividends...................................................          --              --               0.5
Equity in HRH undistributed income...........................................          --              --               2.5
Other........................................................................           1.7            (2.7)           (3.2)
                                                                               --------------  --------------  --------------
AFFILIATE EQUITY SECURITIES INVESTMENT INCOME................................   $     (17.2)    $      (2.0)    $       5.9
                                                                               ==============  ==============  ==============

Aberdeen convertible notes and bonds.........................................   $       2.0     $       2.5     $       3.8
Aberdeen 5.875% convertible notes............................................          --               0.1             1.3
                                                                               --------------  --------------  --------------
AFFILIATE DEBT SECURITIES INVESTMENT INCOME..................................   $       2.0     $       2.6     $       5.1
                                                                               ==============  ==============  ==============

ABERDEEN. As of December 31, 2004 and 2003, we owned 38.1 million shares of Aberdeen common stock, which represented 16.5% of its outstanding common shares. We acquired these shares between 1996 and 2001 at a total cost of $109.1 million, which, through November 18, 2004, we accounted for under the equity method of accounting based on our ability to significantly influence Aberdeen's operations.

During 2003, we recorded a non-cash realized investment loss of $89.1 million ($55.0 million after income taxes) related to an other-than-temporary impairment of our equity investment in Aberdeen. In addition, as of December 31, 2003 we owned $27.5 million in Aberdeen convertible subordinated notes which were repaid in full to us on November 19, 2004. Concurrent with this paydown, we relinquished our contractual right to one of two Aberdeen board seats held related to our 16.5% equity interest in Aberdeen at which point we concluded that in our judgment, we no longer had the ability to significantly influence Aberdeen's operations. Accordingly, effective November 19, 2004, we changed our method of accounting for our equity holdings in Aberdeen from the equity method of accounting to the fair value method of accounting under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities. Based on our intent to sell our equity holdings in Aberdeen in the near-term, we designated our equity holdings as trading securities under the fair value method of accounting. Under the fair value method, the changes in fair value, based on the underlying value of Aberdeen's shares as traded on the London Stock Exchange, as compared to our carrying under the equity method are presented as an after-tax realized investment gain of $55.1 million in our consolidated statement of income for the year ended December 31, 2004. In addition, our 2004 consolidated statement of income includes a $14.7 million after-tax, non-cash charge related to the accounting for our proportionate share of Aberdeen's December 2004 settlement of alleged misselling activities with the United Kingdom's Financial Services Authority. This charge has been accounted for by us under the equity method of accounting as it pre-dates our November 19, 2004 change in accounting for Aberdeen from the equity method to the fair value method.


                                                                                         YEAR ENDED DECEMBER 31,
AFTER-TAX EFFECT OF EQUITY INTEREST IN ABERDEEN:                               ---------------------------------------------
($ amounts in millions)                                                            2004            2003            2002
                                                                               --------------  --------------  --------------

Equity in undistributed earnings (losses) of affiliates......................   $     (12.3)    $       0.5     $       3.7
Unrealized gain on trading securities........................................          55.1            --              --
Realized investment gain (loss)..............................................          --             (55.0)           --
                                                                               --------------  --------------  --------------
NET INCOME (LOSS)............................................................   $      42.8     $     (54.5)    $       3.7
                                                                               ==============  ==============  ==============

The carrying value of our equity investment in Aberdeen is $87.3 million at December 31, 2004 and is presented as a trading equity security on our consolidated balance sheet.

On January 14, 2005, we closed the sale to third parties of our equity holdings in Aberdeen for net proceeds of $70.4 million, resulting in an after-tax realized investment loss of $7.0 million, which will be recognized as a realized investment loss in our 2005 consolidated statement of income. The January 2005 sale of our equity holdings in Aberdeen completed our disposition of our direct financial interests in Aberdeen. We continue to participate in sub-advisory arrangements related to several of our asset management product offerings with Aberdeen, the financial effects of which are not material to our consolidated financial statements.

POLICY LOANS AND OTHER INVESTED ASSETS

[begin italic] Policy loans are carried at their unpaid principal balances and are collateralized by the cash values of the related policies. We estimate the fair value of fixed rate policy loans by discounting loan interest and loan repayments. We base the discount rate on the 10-year U.S. Treasury rate. We assume that loan interest payments are made at the fixed rate less 17.5 basis points and that loan repayments only occur as a result of anticipated policy lapses. For variable rate policy loans, we consider the unpaid loan balance as fair value, as interest rates on these loans are reset annually based on market rates.

Other investments primarily include leveraged lease investments and other partnership and joint venture interests. Leveraged lease investments represent the net amount of the estimated residual value of the lease assets, rental receivables and unearned and deferred income to be allocated over the lease term. Investment income is calculated using the interest method and is recognized only in periods in which the net investment is positive. Other partnership and joint venture interests in which we do not have control or a majority ownership interest are recorded using the equity method of accounting. These investments include affordable housing, mezzanine and other partnership interests.

Our derivative instruments primarily include interest rate swap agreements. We report these contracts at fair values, which are based on current settlement values. These values are determined by brokerage quotes that utilize pricing models or formulas based on current assumptions for the respective agreements. [end italic]


                                                                                                     AS OF DECEMBER 31,
OTHER INVESTED ASSETS:                                                                         ------------------------------
($ amounts in millions)                                                                            2004            2003
                                                                                               --------------  --------------

Transportation and other equipment leases...................................................    $      67.8     $      68.7
Separate account equity investments.........................................................           40.0            49.2
Mezzanine partnerships......................................................................           61.7            50.9
Affordable housing partnerships.............................................................           23.4            24.8
Derivative instruments (Note 12)............................................................           19.4            30.0
Other affiliate investments.................................................................            8.8            20.3
Real estate.................................................................................           70.1            64.0
Other partnership interests.................................................................           76.3            80.8
                                                                                               --------------  --------------
OTHER INVESTED ASSETS.......................................................................    $     367.5     $     388.7
                                                                                               ==============  ==============

Amounts applicable to the closed block......................................................    $      60.0     $      46.7
                                                                                               ==============  ==============

NET INVESTMENT INCOME AND NET REALIZED INVESTMENT GAINS (LOSSES)

[begin italic] We recognize realized investment gains and losses on asset dispositions on a first-in, first-out basis and when declines in fair value of debt and equity securities are considered to be other-than-temporary. The cost basis of these written down investments is adjusted to fair value at the date the determination of impairment is made and the new cost basis is not changed for subsequent recoveries in value. The closed block policyholder dividend obligation, applicable deferred policy acquisition costs and applicable income taxes, which offset realized investment gains and losses, are each reported separately as components of net income. [end italic]

                                                                                           YEAR ENDED DECEMBER 31,
SOURCES OF NET INVESTMENT INCOME:                                              ----------------------------------------------
($ amounts in millions)                                                             2004            2003            2002
                                                                               --------------  --------------  --------------
Debt securities..............................................................   $     774.4     $     767.0     $     734.1
Equity securities............................................................           3.2             2.1             3.9
Mortgage loans...............................................................          22.5            32.6            40.4
Venture capital partnerships.................................................          25.5            49.0           (59.3)
Affiliate equity securities..................................................          --              --               5.9
Policy loans.................................................................         167.1           171.7           171.8
Other investments............................................................          48.8            35.0            17.1
Cash and cash equivalents....................................................           4.4             6.8            10.8
                                                                               --------------  --------------  --------------
Total investment income......................................................       1,045.9         1,064.2           924.7
  Less:  Investment expenses.................................................          18.0            18.2            17.4
                                                                               --------------  --------------  --------------
NET INVESTMENT INCOME, GENERAL ACCOUNT INVESTMENTS...........................       1,027.9         1,046.0           907.3
Debt and equity securities pledged as collateral (Note 7)....................          40.1            52.2            31.0
                                                                               --------------  --------------  --------------
NET INVESTMENT INCOME........................................................   $   1,068.0     $   1,098.2     $     938.3
                                                                               ==============  ==============  ==============

Amounts applicable to the closed block.......................................   $     560.0     $     573.1     $     562.0
                                                                               ==============  ==============  ==============

For 2004, 2003 and 2002, net investment income was lower by $9.5 million, $10.4 million and $6.2 million, respectively, due to non-income producing debt securities. Of these amounts, $5.8 million, $5.5 million and $5.2 million, respectively, related to the closed block.


SOURCES OF REALIZED INVESTMENT GAINS (LOSSES):                                             YEAR ENDED DECEMBER 31,
($ amounts in millions)                                                        ---------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

Debt security impairments....................................................   $     (15.5)    $     (76.1)    $    (114.3)
Equity security impairments..................................................          (1.5)           (4.3)           (9.8)
Mortgage loan impairments....................................................          --              (4.1)           (0.6)
Venture capital partnership impairments......................................          --              (4.6)           (5.1)
Affiliate equity security impairments........................................         (11.0)          (96.9)           --
Other invested asset impairments.............................................          (3.3)          (16.5)          (22.0)
Debt and equity securities pledged as collateral impairments.................         (16.6)           (8.3)          (34.9)
                                                                               --------------  --------------  --------------
IMPAIRMENT LOSSES............................................................         (47.9)         (210.8)         (186.7)
                                                                               --------------  --------------  --------------
Debt security transaction gains..............................................          39.0            93.7            92.6
Debt security transaction losses.............................................         (10.6)          (28.9)          (45.9)
Equity security transaction gains............................................          17.7            58.8           116.3
Equity security transaction losses...........................................          (5.9)           (9.2)          (22.4)
Mortgage loan transaction gains (losses).....................................           0.2            (1.3)            0.2
Venture capital partnership transaction losses...............................          --              (9.7)           --
Other invested asset transaction gains (losses)..............................           5.5             9.4             2.1
                                                                               --------------  --------------  --------------
NET TRANSACTION GAINS........................................................          45.9           112.8           142.9
                                                                               --------------  --------------  --------------
NET REALIZED INVESTMENT LOSSES...............................................   $      (2.0)    $     (98.0)    $     (43.8)
                                                                               --------------  --------------  --------------

Net realized investment losses...............................................   $      (2.0)    $     (98.0)    $     (43.8)
                                                                               --------------  --------------  --------------
Applicable closed block policyholder dividend obligation (reduction).........           3.7            (5.9)          (40.3)
Applicable deferred policy acquisition costs (benefit).......................          (0.4)           (4.1)           25.1
Applicable deferred income tax benefit.......................................           3.1           (35.6)           (0.5)
                                                                               --------------  --------------  --------------
Offsets to realized investment losses........................................           6.4           (45.6)          (15.7)
                                                                               --------------  --------------  --------------
NET REALIZED INVESTMENT LOSSES INCLUDED IN NET INCOME........................   $      (8.4)    $     (52.4)    $     (28.1)
                                                                               ==============  ==============  ==============

Included in realized impairment losses on debt and equity securities pledged as collateral above, are impairments relating to our direct investments in the consolidated collateralized obligation trusts of $3.7 million, $5.9 million and $8.6 million for 2004, 2003 and 2002, respectively.

On May 25, 2004, we sold our Enfield, Connecticut office facility for a loss of $1.0 million ($0.7 million after-tax). In anticipation of that sale, we had recorded a $6.2 million ($4.0 million after-tax) realized impairment loss in 2003.

UNREALIZED INVESTMENT GAINS (LOSSES)

[begin italic] We recognize unrealized investment gains and losses on investments in debt and equity securities that we classify as available-for-sale. These gains and losses are reported as a component of other comprehensive income, net of the closed block policyholder dividend obligation, applicable DAC and applicable deferred income taxes. [end italic]

SOURCES OF CHANGES IN NET UNREALIZED INVESTMENT GAINS (LOSSES):                            YEAR ENDED DECEMBER 31,
($ amounts in millions)                                                        ----------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

Debt securities..............................................................   $     (27.1)    $     (66.1)    $     404.1
Equity securities............................................................           0.2           (27.7)           22.8
Debt and equity securities pledged as collateral.............................           7.8           116.4            42.6
Other investments............................................................          --               4.9            (1.1)
                                                                               --------------  --------------  --------------
NET CHANGES IN UNREALIZED INVESTMENT GAINS (LOSSES)..........................   $     (19.1)    $      27.5     $     468.4
                                                                               ==============  ==============  ==============

Net unrealized investment gains (losses).....................................   $     (19.1)    $      27.5     $     468.4
                                                                               --------------  --------------  --------------
Applicable policyholder dividend obligation..................................           3.6           (45.5)          369.4
Applicable deferred policy acquisition costs.................................          (7.7)          (12.4)           95.9
Applicable deferred income taxes (benefit)...................................          (9.8)           (5.4)          (13.8)
                                                                               --------------  --------------  --------------
Offsets to net unrealized investment gains...................................         (13.9)          (63.3)          451.5
                                                                               --------------  --------------  --------------
NET CHANGES IN UNREALIZED INVESTMENT GAINS (LOSSES)
  INCLUDED IN OTHER COMPREHENSIVE INCOME (NOTE 10)...........................   $      (5.2)    $      90.8     $      16.9
                                                                               ==============  ==============  ==============

INVESTING CASH FLOWS

[begin italic] Cash and cash equivalents consist of cash and short-term investments with original maturities of 90 days or less. [end italic]

INVESTMENT PURCHASES, SALES, REPAYMENTS AND MATURITIES:
($ amounts in millions)                                                                    YEAR ENDED DECEMBER 31,
                                                                               ----------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

Debt security purchases......................................................   $  (4,052.9)    $  (5,385.4)    $  (4,725.5)
Equity security purchases....................................................         (66.3)         (125.4)          (58.3)
Venture capital partnership investments......................................         (59.3)          (41.6)          (43.0)
Affiliate equity and debt security purchases.................................          --              --             (28.0)
Other invested asset purchases...............................................         (25.8)          (27.2)          (73.0)
Policy loan advances, net....................................................          44.7           (31.9)          (23.7)
                                                                               --------------  --------------  --------------
INVESTMENT PURCHASES.........................................................   $  (4,159.6)    $  (5,611.5)    $  (4,951.5)
                                                                               ==============  ==============  ==============

Debt securities sales........................................................   $   2,405.2     $   2,124.7     $   1,805.1
Debt securities maturities and repayments....................................       1,483.0         1,792.0         1,305.6
Equity security sales........................................................         111.2           235.7           273.2
Mortgage loan maturities and principal repayments............................          77.2           180.3            67.7
Venture capital partnership capital distributions............................          59.4            54.2            28.5
Affiliate securities sales...................................................           1.0            --              --
Real estate and other invested assets sales..................................          76.8            30.3            69.9
                                                                               --------------  --------------  --------------
INVESTMENT SALES, REPAYMENTS AND MATURITIES..................................   $   4,213.8     $   4,417.2     $   3,550.0
                                                                               ==============  ==============  ==============

The maturities of general account debt securities and mortgage loans, by contractual sinking fund payment and maturity, as of December 31, 2004 are summarized in the following table. Actual maturities will differ from contractual maturities as certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties, we have the right to put or sell certain obligations back to the issuers and we may refinance mortgage loans. Refinancing of mortgage loans was not significant during the three years ended 2004.

MATURITIES OF DEBT SECURITIES AND MORTGAGE LOANS:                                                MORTGAGE
($ amounts in millions)                                                            DEBT          LOANS AT
                                                                                SECURITIES       CARRYING
                                                                                  AT COST          VALUE          TOTAL
                                                                               --------------  --------------  --------------

Due in one year or less......................................................   $     164.7     $      25.1     $     189.8
Due after one year through five years........................................       2,356.0            89.3         2,445.3
Due after five years through ten years.......................................       3,642.4            59.8         3,702.2
Due after ten years..........................................................       6,725.9            33.7         6,759.6
                                                                               --------------  --------------  --------------
TOTAL........................................................................   $  12,889.0     $     207.9     $  13,096.9
                                                                               ==============  ==============  ==============


4. GOODWILL AND OTHER INTANGIBLE ASSETS

[begin italic] Effective January 1, 2002, we adopted the new accounting standard for goodwill and other intangible assets, including amounts reflected in our carrying value of equity method investments. Under this new standard, we discontinued recording amortization expense on goodwill and other intangible assets with indefinite lives. For goodwill and indefinite-lived intangible assets, we perform impairment tests at the reporting unit level at least annually. To test for impairments, we calculate the fair value of each reporting unit based on the sum of a multiple of revenue and the fair value of the unit's tangible net assets. We compare the calculated fair value to the recorded values and record an impairment, if warranted. [end italic]

Upon adoption of the new accounting standard, we recorded an after-tax cumulative effect charge of $10.3 million to reduce the carrying value of goodwill and other indefinite-lived intangible assets to fair value. This reduction was related to an international equity investment.


GROSS AND NET CARRYING AMOUNTS OF GOODWILL AND                                      YEAR ENDED DECEMBER 31,
OTHER INTANGIBLE ASSETS:                                        ---------------------------------------------------------------
($ amounts in millions)                                                      2004                             2003
                                                                ------------------------------   ------------------------------
                                                                     GROSS           NET             GROSS            NET
                                                                --------------  --------------   --------------  --------------

Goodwill.....................................................    $       5.8     $       4.5      $       5.8     $       4.5
Other........................................................            3.2             0.6              3.2             0.6
                                                                --------------  --------------   --------------  --------------
GOODWILL AND OTHER INTANGIBLE ASSETS.........................    $       9.0     $       5.1      $       9.0     $       5.1
                                                                ==============  ==============   ==============  ==============

During 2003, in a series of transactions with PFG Holdings, Inc. (PFG), we converted $5.5 million of convertible debentures with PFG and acquired additional common stock of PFG for $5.5 million. These transactions increased our ownership in PFG from 67% to 71% and generated additional goodwill of $2.0 million.

No amortization of intangible assets is expected over the next five years.

5. FINANCING ACTIVITIES

INDEBTEDNESS

[begin italic] We record indebtedness at unpaid principal balances of each instrument. For purposes of fair value disclosures, we determine the fair value of indebtedness based on contractual cash flows discounted at market rates. [end italic]

INDEBTEDNESS:                                                                          AS OF DECEMBER 31,
($ amounts in millions)                                         ---------------------------------------------------------------
                                                                              2004                           2003
                                                                ------------------------------   ------------------------------
                                                                  CARRYING          FAIR           CARRYING          FAIR
                                                                    VALUE           VALUE            VALUE           VALUE
                                                                --------------  --------------   --------------  --------------

6.95% surplus notes..........................................    $      30.2     $      34.4      $     175.0     $     188.8
7.15% surplus notes..........................................          173.9           174.8             --              --
                                                                --------------  --------------   --------------  --------------
TOTAL INDEBTEDNESS...........................................    $     204.1     $     209.2      $     175.0     $     188.8
                                                                ==============  ==============   ==============  ==============

Our 6.95% and 7.15% surplus notes are due December 1, 2006 and December 15, 2034, respectively. The carrying value of the 2034 notes is net of $1.1 million of unamortized original issue discount. Interest payments are at an annual rate of 6.95% and 7.15%, respectively, require the prior approval of the Superintendent of Insurance of the State of New York and may be made only out of surplus funds which the Superintendent determines to be available for such payments under New York insurance law. The 6.95% notes have no early redemption provisions. The 7.15% notes may be redeemed at our option at any time at the "make-whole" redemption price set forth in the offering circular. New York insurance law provides that the notes are not part of our legal liabilities. On December 15, 2004, we repurchased $144.8 million of the previously issued $175.0 million outstanding principal on our 6.95% notes and recognized an after-tax charge of $6.4 million for costs incurred, including the tender premium. Concurrent with the closing of the tender, we issued the $175.0 million 7.15% notes.

On November 22, 2004, we entered into a new $150.0 million three-year, unsecured senior revolving credit facility to replace our prior $150.0 million credit facility that was to expire on December 20, 2004. The prior facility consisted of two tranches: a $112.5 million, 364-day revolving credit facility and a $37.5 million three-year revolving credit facility. Potential borrowers on the new credit line are The Phoenix Companies, Inc., Phoenix Investment Partners and Phoenix Life. The Phoenix Companies guarantees any loans under this new facility to Phoenix Life and Phoenix Investment Partners. Base rate loans will bear interest at the greater of Wachovia Bank, National Association's prime commercial rate or the federal funds rate plus 0.50%. Eurodollar rate loans will bear interest at LIBOR plus an applicable percentage based on our Standard & Poor's and Moody's ratings. The $25 million drawn by Phoenix Investment Partners on the prior facility was refinanced using this new facility at the Eurodollar rate.


INTEREST EXPENSE ON INDEBTEDNESS:                                                          YEAR ENDED DECEMBER 31,
($ amounts in millions)                                                        ----------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

INTEREST EXPENSE INCURRED....................................................   $      12.8     $      12.2     $      12.2
                                                                               ==============  ==============  ==============
INTEREST PAID................................................................   $      12.6     $      12.2     $      12.2
                                                                               ==============  ==============  ==============


6. SEPARATE ACCOUNT ASSETS AND LIABILITIES

Separate account products are those for which a separate investment and liability account is maintained on behalf of the policyholder. Investment objectives for these separate accounts vary by fund account type, as outlined in the applicable fund prospectus or separate account plan of operations. Our separate account products include variable annuities and variable life insurance contracts.

[begin italic] Separate account assets and liabilities related to policyholder funds are carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Fees assessed to the contractholders for management services are included in revenues when services are rendered. [end italic]

7. INVESTMENTS PLEDGED AS COLLATERAL AND NON-RECOURSE COLLATERALIZED OBLIGATIONS

We are involved with various entities in the normal course of business that may be deemed to be variable interest entities and, as a result, we may be deemed to hold interests in those entities. In particular, we serve as the investment advisor to eight collateralized obligation trusts that were organized to take advantage of bond market arbitrage opportunities, including the three in the table below. These eight collateralized obligation trusts are investment trusts with aggregate assets of $3.0 billion that are primarily invested in a variety of fixed income securities acquired from third parties. These collateralized obligation trusts, in turn, issued tranched collateralized obligations and residual equity securities to third parties, as well as to our principal life insurance subsidiary's general account. Our asset management affiliates earned advisory fees of $8.0 million, $10.4 million and $7.9 million during the years ended December 31, 2004, 2003 and 2002, respectively. The collateralized obligation trusts reside in bankruptcy remote SPEs for which we provide neither recourse nor guarantees. Accordingly, our financial exposure to these collateralized obligation trusts stems from our life insurance subsidiary's general account direct investment in certain debt or equity securities issued by these collateralized obligation trusts. Our maximum exposure to loss with respect to our life insurance subsidiary's direct investment in the eight collateralized obligation trusts is $79.9 million at December 31, 2004 ($30.9 million of which relates to trusts that are consolidated). Of that exposure, $54.7 million ($20.0 million of which relates to trust that are consolidated) relates to investment grade debt securities and loss of management fees.

We consolidated three collateralized obligation trusts as of December 31, 2004, 2003 and 2002. As of December 31, 2004, our direct investment in the three consolidated collateralized obligation trusts is $30.9 million ($20.0 million of which is an investment grade debt security). We recognized investment income on debt and equity securities pledged as collateral, net of interest expense on collateralized obligations and applicable minority interest, of $3.4 million, $3.6 million and $2.6 million for the years ended December 31, 2004, 2003 and 2002, respectively, related to these three consolidated obligation trusts.

Five variable interest entities not consolidated by us under FIN 46(R) represent collateralized obligation trusts with approximately $1.6 billion of investment assets pledged as collateral. Our general account's direct investment in these unconsolidated variable interest entities is $49.0 million ($34.7 million of which are investment grade debt securities at December 31, 2004). We recognized investment advisory fee revenues related to the unconsolidated variable interest entities of $4.6 million, $6.8 million and $5.3 million for the years ended December 31, 2004, 2003 and 2002, respectively.


CONSOLIDATED VARIABLE INTEREST ENTITIES:                                                             AS OF DECEMBER 31,
($ amounts in millions)                                                                        ------------------------------
                                                                                                    2004            2003
                                                                                               --------------  --------------
ASSETS PLEDGED AS COLLATERAL, AT FAIR VALUE
Phoenix CDO I...............................................................................    $      94.4     $     148.8
Phoenix CDO II..............................................................................          294.5           332.6
Phoenix-Mistic 2002-1 CDO...................................................................          967.0           963.4
                                                                                               --------------  --------------
TOTAL.......................................................................................    $   1,355.9     $   1,444.8
                                                                                               ==============  ==============

NON-RECOURSE COLLATERALIZED OBLIGATIONS:
Phoenix CDO I (March 2011 maturity).........................................................    $     127.3     $     183.2
Phoenix CDO II (December 2012 mandatorily redeemable).......................................          329.4           375.6
Phoenix-Mistic 2002-1 CDO (September 2014 maturity).........................................          898.5           913.2
                                                                                               --------------  --------------
TOTAL.......................................................................................    $   1,355.2     $   1,472.0
                                                                                               ==============  ==============

Assets pledged as collateral consist of available-for-sale debt and equity securities at fair value of $1,278.8 million and $1,350.0 million at December 31, 2004 and 2003, respectively. In addition, cash and accrued investment income of $77.1 million and $94.8 million are included in these amounts at December 31, 2004 and 2003, respectively.

Non-recourse collateralized obligations are comprised of callable collateralized obligations of $1,253.4 million and $1,344.2 million at December 31, 2004 and 2003, respectively, and non-recourse derivative cash flow hedge liabilities of $101.8 million (notional amount of $1,118.2 million with maturities of 2005-2013) and $127.7 million (notional amount of $1,211.3 million with maturities of 2005-2013) at December 31, 2004 and 2003, respectively. Minority interest liabilities related to third-party equity investments in the consolidated variable interest entities is $37.7 million and $22.3 million at December 31, 2004 and 2003, respectively.

[begin italic] Collateralized obligations for which Phoenix Investment Partners is the sponsor and actively manages the assets, where we are deemed to be a primary beneficiary as a result of our variable interests, and where there is not a significant amount of outside third-party equity investment in the trust, are consolidated in our financial statements. Our financial exposure is limited to our share of equity and bond investments in these vehicles held in our general account as available-for-sale debt and equity securities, as applicable, and there are no financial guarantees from, or recourse, to us, for these collateralized obligation trusts.

Debt and equity securities pledged as collateral are recorded at fair value with any applicable unrealized investment gains or losses reflected as a component of accumulated other comprehensive income, net of applicable minority interest. We recognize realized investment losses on debt and equity securities in these collateralized obligations when declines in fair values, in our judgment, are considered to be other-than-temporarily impaired. Non-recourse obligations issued by the consolidated collateralized obligation trusts at face value and are recorded at unpaid principal balance. Non-recourse derivative cash flow hedges are carried on our consolidated balance sheet at fair value with an offsetting amount recorded in accumulated other comprehensive income. [end italic]

EFFECT OF CONSOLIDATION OF COLLATERALIZED OBLIGATION TRUSTS:                                 AS OF AND FOR THE
($ amounts in millions)                                                                   YEAR ENDED DECEMBER 31,
                                                                               ----------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

Decrease in net income or increase in net loss...............................   $     (12.9)    $      (2.4)    $     (26.3)
                                                                               ==============  ==============  ==============

Reduction to stockholders' equity............................................   $     (67.5)    $     (77.3)    $    (204.9)
                                                                               ==============  ==============  ==============

The above non-cash charges to earnings and stockholders' equity primarily relate to realized and unrealized investment losses within the collateralized obligation trusts. Upon maturity or other liquidation of the trusts, the fair value of the investments pledged as collateral will be used to settle the non-recourse collateralized obligations with any shortfall in such investments inuring to the third-party note and equity holders. To the extent there remains a recorded liability for non-recourse obligations after all the assets pledged as collateral are exhausted, such amount will be reduced to zero with a corresponding benefit to earnings. Accordingly, these investment losses and any future investment losses under this method of consolidation will ultimately reverse upon the maturity or other liquidation of the non-recourse collateralized obligations. These non-recourse obligations mature between 2011 through 2014 but contain call provisions. The call provisions may be triggered at the discretion of the equity investors based on market conditions and are subject to certain contractual limitations.

GAAP requires us to consolidate all the assets and liabilities of these collateralized obligation trusts which results in the recognition of realized and unrealized losses even though we have no legal obligation to fund such losses in the settlement of the collateralized obligations. The FASB continues to evaluate, through the issuance of FASB staff positions, the various technical implementation issues related to consolidation accounting. We will continue to assess the impact of any new implementation guidance issued by the FASB as well as evolving interpretations among accounting professionals. Additional guidance and interpretations may affect our application of consolidation accounting in future periods.

FAIR VALUE AND COST OF  DEBT AND EQUITY SECURITIES                                    AS OF DECEMBER 31,
PLEDGED AS COLLATERAL:                                          ---------------------------------------------------------------
($ amounts in millions)                                                      2004                             2003
                                                                ------------------------------   ------------------------------
                                                                  FAIR VALUE        COST          FAIR VALUE         COST
                                                                --------------  --------------   --------------  --------------

Debt securities pledged as collateral........................    $   1,276.9     $   1,159.9      $   1,348.8     $   1,238.6
Equity securities pledged as collateral......................            1.9             0.4              1.2             0.7
                                                                --------------  --------------   --------------  --------------
TOTAL DEBT AND EQUITY SECURITIES PLEDGED AS COLLATERAL.......    $   1,278.8     $   1,160.3      $   1,350.0     $   1,239.3
                                                                ==============  ==============   ==============  ==============


GROSS AND NET UNREALIZED GAINS AND LOSSES FROM                                         AS OF DECEMBER 31,
DEBT AND EQUITY SECURITIES PLEDGED AS COLLATERAL:               --------------------------------------------------------------
($ amounts in millions)                                                      2004                             2003
                                                                ------------------------------   -----------------------------
                                                                     GAINS          LOSSES            GAINS          LOSSES
                                                                --------------  --------------   --------------  --------------

Debt securities pledged as collateral........................    $     131.3     $     (14.3)     $     138.5     $     (28.3)
Equity securities pledged as collateral......................            1.6            (0.1)             0.7            (0.2)
                                                                --------------  --------------   --------------  --------------
TOTAL........................................................    $     132.9     $     (14.4)     $     139.2     $     (28.5)
                                                                ==============  ==============   ==============  ==============
NET UNREALIZED GAINS.........................................    $     118.5                      $     110.7
                                                                ==============                   ==============


AGING OF TEMPORARILY IMPAIRED                                              AS OF DECEMBER 31, 2004
DEBT AND EQUITY SECURITIES PLEDGED           ------------------------------------------------------------------------------------
AS COLLATERAL:                                   LESS THAN 12 MONTHS        GREATER THAN 12 MONTHS              TOTAL
($ amounts in millions)                      --------------------------   --------------------------   --------------------------
                                                 FAIR       UNREALIZED        FAIR       UNREALIZED       FAIR        UNREALIZED
                                                 VALUE        LOSSES          VALUE        LOSSES         VALUE         LOSSES
                                             ------------  ------------   ------------  ------------   ------------  ------------

Corporate..................................   $     16.2    $     (0.2)    $     25.2    $     (4.0)    $     41.4    $     (4.2)
Mortgage-backed............................         --            --             23.9          (8.3)          23.9          (8.3)
Other asset-backed.........................         --            --             21.0          (1.8)          21.0          (1.8)
                                             ------------  ------------   ------------  ------------   ------------  ------------
DEBT SECURITIES............................   $     16.2    $     (0.2)    $     70.1    $    (14.1)    $     86.3    $    (14.3)
EQUITY SECURITIES PLEDGED AS COLLATERAL....         --            --             --            (0.1)          --            (0.1)
                                             ------------  ------------   ------------  ------------   ------------  ------------
TOTAL TEMPORARILY IMPAIRED SECURITIES
  PLEDGED AS COLLATERAL....................   $     16.2    $     (0.2)    $     70.1    $    (14.2)    $     86.3    $    (14.4)
                                             ============  ============   ============  ============   ============  ============

Gross unrealized losses related to debt securities pledged as collateral whose fair value is less than the security's amortized cost totals $14.3 million at December 31, 2004. Gross unrealized losses on debt securities with a fair value less than 80% of the security's amortized cost totaled $7.8 million at December 31, 2004. The majority of these debt securities are investment grade issues that continue to perform to their original contractual terms at December 31, 2004.

MATURITY OF DEBT SECURITIES PLEDGED AS COLLATERAL:                                                                2004
($ amounts in millions)                                                                                           COST
                                                                                                              --------------

Due in one year or less.....................................................................................   $      20.7
Due after one year through five years.......................................................................         294.3
Due after five years through ten years......................................................................         689.8
Due after ten years.........................................................................................         155.1
                                                                                                              --------------
TOTAL DEBT SECURITIES.......................................................................................   $   1,159.9
                                                                                                              ==============

The amount of CDO-related derivative cash flow hedge ineffectiveness recognized through earnings for the years ended December 31, 2004 and 2003 is ($0.7) million and $0.0 million, respectively. See Note 7 to our consolidated financial statements for information on realized investment losses related to these CDOs.

8. INCOME TAXES

[begin italic] We recognize income tax expense or benefit based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. We allocate income taxes to income, other comprehensive income and additional paid-in capital, as applicable.

We recognize current income tax assets and liabilities for estimated income taxes refundable or payable based on the current year's income tax returns. We recognize deferred income tax assets and liabilities for the estimated future income tax effects of temporary differences and carryforwards. Temporary differences are the differences between the financial statement carrying amounts of assets and liabilities and their tax bases, as well as the timing of income or expense recognized for financial reporting and tax purposes of items not related to assets or liabilities. If necessary, we establish valuation allowances to reduce the carrying amount of deferred income tax assets to amounts that are more likely than not to be realized. We periodically review the adequacy of these valuation allowances and record any reduction in allowances through earnings.

In accordance with an income tax sharing agreement with The Phoenix Companies, we compute the provision for federal income taxes as if we were filing a separate federal income tax return, except that benefits arising from income tax credits and net operating losses are allocated to those subsidiaries producing such benefits to the extent they are utilized in The Phoenix Companies' consolidated federal income tax return. [end italic]

ALLOCATION OF INCOME TAXES:                                                                YEAR ENDED DECEMBER 31,
($ amounts in millions)                                                        ----------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

Income taxes (benefit) applicable to:
  Current....................................................................   $     (12.5)    $       1.5     $     (14.3)
  Deferred...................................................................          72.2             2.4            (3.7)
                                                                               --------------  --------------  --------------
  Continuing operations......................................................          59.7             3.9           (18.0)
  Equity in earnings of affiliates...........................................          (6.8)           (0.2)            2.6
                                                                               --------------  --------------  --------------
NET INCOME (LOSS)............................................................          52.9             3.7           (15.4)
Other comprehensive income...................................................         (14.0)           (2.4)           (6.0)
                                                                               --------------  --------------  --------------
COMPREHENSIVE INCOME (LOSS)..................................................   $      38.9     $       1.3     $     (21.4)
                                                                               ==============  ==============  ==============

INCOME TAXES PAID (RECOVERED)................................................   $       6.0     $       1.3     $      (2.2)
                                                                               ==============  ==============  ==============


EFFECTIVE INCOME TAX RATE:                                                                 YEAR ENDED DECEMBER 31,
($ amounts in millions)                                                        ----------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------

Income (loss) from continuing operations before income taxes
  and minority interest......................................................   $     194.0     $      41.1     $     (33.0)
                                                                               --------------  --------------  --------------
Income taxes (benefit) at statutory rate of 35.0%............................          67.9            14.4           (11.6)
Tax-advantaged investment income.............................................         (10.8)           (6.9)          (12.6)
Tax interest recoveries......................................................          --              (1.1)           --
Realized losses on available-for-sale securities pledged as collateral.......           4.5             0.9             9.2
Other, net...................................................................          (1.9)           (3.4)           (3.0)
                                                                               --------------  --------------  --------------
INCOME TAXES (BENEFIT) APPLICABLE TO CONTINUING OPERATIONS...................   $      59.7     $       3.9     $     (18.0)
                                                                               ==============  ==============  ==============

DEFERRED INCOME TAX BALANCES ATTRIBUTABLE TO TEMPORARY DIFFERENCES:                                      YEAR ENDED
($ amounts in millions)                                                                                 DECEMBER 31,
                                                                                               ------------------------------
                                                                                                    2004            2003
                                                                                               --------------  --------------
Deferred income tax assets:
Future policyholder benefits................................................................    $     214.1     $     215.2
Unearned premiums / deferred revenues.......................................................          118.1           125.1
Employee benefits...........................................................................           73.0            74.0
Intangible assets...........................................................................            2.6             2.7
Net operating loss carryover benefits.......................................................           29.9            39.3
Low income housing tax credit carryover benefits............................................           12.3            12.3
Foreign tax credits carryover benefits......................................................            0.1             0.1
Valuation allowance.........................................................................           (1.1)           (1.7)
Other.......................................................................................            6.1             1.0
                                                                                               --------------  --------------
GROSS DEFERRED INCOME TAX ASSETS............................................................          455.1           468.0
                                                                                               --------------  --------------
Deferred tax liabilities:
Deferred policy acquisition costs...........................................................         (335.6)         (316.1)
Investments.................................................................................         (133.2)         (114.9)
Other.......................................................................................           (7.8)           (6.8)
                                                                                               --------------  --------------
GROSS DEFERRED INCOME TAX LIABILITIES.......................................................         (476.6)         (437.8)
                                                                                               --------------  --------------
DEFERRED INCOME TAX ASSETS (LIABILITIES)....................................................    $     (21.5)    $      30.2
                                                                                               ==============  ==============

We have elected to file a consolidated federal income tax return for 2004 and prior years with The Phoenix Companies. Within the consolidated tax return, we are required by Internal Revenue Service regulations to segregate the entities into two groups: life insurance companies and non-life insurance companies. We are limited as to the amount of any operating losses from one group that can be offset against taxable income of the other group. These limitations affect the amount of any operating loss carryforwards that we have now or in the future.

As of December 31, 2004, we had deferred tax assets related to net operating losses of $28.8 million for federal income tax purposes and $1.1 million for state income tax purposes. The deferred tax assets related to the federal net operating losses are scheduled to expire as follows: $21.4 million in 2017, $4.4 million in 2018 and $3.0 million in 2023. The deferred tax assets related to the state net operating losses relate to the non-life subgroup and are scheduled to expire between 2020 and 2023. Due to the inability to combine the life insurance and non-life insurance subgroups for state income tax purposes, a $1.1 million and a $1.7 million valuation allowance has been established at the end of 2004 and 2003, respectively, relative to the state net operating loss carryforwards.

As of December 31, 2004, the deferred income tax assets of $12.3 million related to low income housing tax credits are expected to expire as follows: $4.1 million in 2022, $4.1 million in 2023 and $4.1 million in 2024.

As of December 31, 2004, we had foreign tax credit carryover totaling $0.1 million, which is scheduled to expire in 2006. We expect to realize the benefits of the foreign tax credits, therefore, no valuation allowance has been recorded against this tax benefit.

We have determined, based on our earnings and future income, that it is more likely than not that the deferred income tax assets after valuation allowance already recorded as of December 31, 2004 and 2003 will be realized. In determining the adequacy of future income, we have considered projected future income, reversal of existing temporary differences and available tax planning strategies that could be implemented, if necessary.

Our federal income tax returns are routinely audited by the IRS, and estimated provisions are routinely provided in the financial statements in anticipation of the results of these audits. While it is often difficult to predict the outcome of these audits, including the timing of any resolution of any particular tax matter, we believe that our reserves, as reported on our consolidated balance sheet, are adequate for all open tax years. Unfavorable resolution of any particular issue could result in additional use of cash to pay liabilities that would be deemed owed to the IRS. Additionally, any unfavorable or favorable resolution of any particular issue could result in an increase or decrease, respectively, to our effective income tax rate to the extent that our estimates differ from the ultimate resolution. Tax-advantaged investment income for 2004 includes a $5.7 million benefit related to the favorable resolution of certain tax matters with the IRS.

9. EMPLOYEE BENEFIT PLANS AND EMPLOYMENT AGREEMENTS

EMPLOYEE BENEFIT PLANS AND EMPLOYMENT AGREEMENTS

The Phoenix Companies sponsors a non-contributory, defined benefit pension plan covering substantially all of its employees. Retirement benefits are a function of both years of service and level of compensation. The Phoenix Companies also sponsors a non-qualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. The Phoenix Companies' funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 (ERISA). Contributions are intended to provide not only for benefits attributable to service to date, but also for service expected to be earned in the future.

The Phoenix Companies sponsors pension and savings plans for its employees, and employees and agents of its subsidiaries. The qualified plans comply with requirements established by the ERISA and excess benefit plans provide for that portion of pension obligations, which is in excess of amounts permitted by ERISA. The Phoenix Companies also provides certain health care and life insurance benefits for active and retired employees. We incur applicable employee benefit expenses through the process of cost allocation by The Phoenix Companies.

In addition to The Phoenix Companies' pension plans, The Phoenix Companies currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by The Phoenix Companies. A substantial portion of Phoenix affiliate employees may become eligible for these benefits upon retirement. The health care plans have varying co-payments and deductibles, depending on the plan. These plans are unfunded.

Prior to June 25, 2001, Phoenix Life sponsored the aforementioned employee benefit plans. Effective June 25, 2001, Phoenix Life's parent, The Phoenix Companies, Inc., became the sponsor of these plans. Substantially all of our employees remained participants of the plans.

[begin italic] We recognize pension and other post-retirement benefit costs and obligations over the employees' expected service periods by discounting an estimate of aggregate benefits. We estimate aggregate benefits by using assumptions for employee turnover, future compensation increases, rates of return on pension plan assets and future health care costs. We recognize an expense for differences between actual experience and estimates over the average future service period of participants. We recognize an expense for our contributions to employee and agent savings plans at the time employees and agents make contributions to the plans. We also recognize the costs and obligations of severance, disability and related life insurance and health care benefits to be paid to inactive or former employees after employment but before retirement. Effective with the change in sponsorship of employee benefit plans to our parent, the liability for the excess of accrued pension cost of each plan over the amounts contributed to the plans was recorded as an employee benefit liability due to parent. In addition, the allocated expense for each period is recorded as a liability due to parent.

Prior to the aforementioned change in plan sponsorship to our parent in 2001, we also recognized an additional liability for any excess of the accumulated benefit obligation of each plan over the fair value of plan assets. The offset to this additional liability is first recognized as an intangible asset, which is limited to unrecognized prior service, including any unrecognized net transition obligation. Any additional offsets are then recognized as an adjustment to accumulated other comprehensive income. Effective with the June 25, 2001 change in sponsorship of our pension plans to our parent, the additional liability for excess of accumulated benefit obligation over the plan assets became a direct liability of our parent. Accordingly we have accounted for this forgiveness of a liability by our parent as a capital contribution of $14.4 million as of January 1, 2002. [end italic]

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits, and the net assets of the plans available for benefits is not separately calculated for our participation in the plans. The Phoenix Companies, the plan sponsor, established an accrued liability and amounts attributable to us have been allocated and recorded as an expense and employee benefit liability to our parent.

UNDERLYING PRINCIPAL RATES AND ASSUMPTIONS:                                                YEAR ENDED DECEMBER 31,
                                                                               ----------------------------------------------
                                                                                    2004            2003            2002
                                                                               --------------  --------------  --------------
PRINCIPAL RATES AND ASSUMPTIONS
ASSUMPTIONS USED TO DETERMINE BENEFIT OBLIGATIONS
Projected benefit obligation discount rate...................................       5.75%           6.00%           6.50%
Future compensation increase rate............................................       4.00%           3.50%           3.50%
Pension plan assets long-term rate of return.................................       8.50%           8.50%           8.50%
Deferred investment gain/loss amortization corridor..........................       5.00%           5.00%           5.00%
Future health care cost increase rate, age 64 and younger....................       8.50%           9.25%          10.00%
Future health care cost increase rate, age 65 and older......................      10.50%          11.25%          12.00%

ASSUMPTIONS USED TO DETERMINE BENEFIT COSTS
Projected benefit obligation discount rate...................................       6.00%           6.50%           7.00%
Future compensation increase rate............................................       3.50%           3.50%           4.00%
Pension plan assets long-term rate of return.................................       8.50%           8.50%           9.00%
Deferred investment gain/loss amortization corridor..........................       5.00%           5.00%           5.00%
Future health care cost increase rate, age 64 and younger....................       9.25%          10.00%           5.50%
Future health care cost increase rate, age 65 and older......................      11.25%          12.00%           5.50%


CHANGES IN PENSION PLANS' ASSETS AND                                                YEAR ENDED DECEMBER 31,
PROJECTED BENEFIT OBLIGATIONS:                                  ---------------------------------------------------------------
($ amounts in millions)                                                 EMPLOYEE PLAN                  SUPPLEMENTAL PLAN
                                                                ------------------------------   ------------------------------
                                                                     2004            2003             2004            2003
                                                                --------------  --------------   --------------  --------------

PLANS' ASSETS
Plan assets' actual gain (loss)..............................    $      44.3     $      66.4      $      --       $      --
Employer contributions.......................................            8.9            --                5.7             5.1
Participant benefit payments.................................          (25.7)          (25.2)            (5.7)           (5.1)
                                                                --------------  --------------   --------------  --------------
Change in plan assets........................................           27.5            41.2             --              --
Plan assets, beginning of year...............................          368.9           327.7             --              --
                                                                --------------  --------------   --------------  --------------
PLANS' ASSETS, END OF YEAR...................................    $     396.4     $     368.9      $      --       $      --
                                                                ==============  ==============   ==============  ==============

PLANS' PROJECTED BENEFIT OBLIGATION
Service and interest cost accrual............................    $     (36.1)    $     (37.1)     $      (7.0)    $      (8.4)
Actuarial gain (loss)........................................          (35.5)          (39.9)           (11.2)            7.6
Curtailment gain (loss)......................................            7.5             1.3              2.7            (2.2)
Participant benefit payments.................................           25.7            25.2              5.7             5.1
                                                                --------------  --------------   --------------  --------------
Change in projected benefit obligation.......................          (38.4)          (50.5)            (9.8)            2.1
Projected benefit obligation, beginning of year..............         (460.6)         (410.1)          (124.8)         (126.9)
                                                                --------------  --------------   --------------  --------------
PROJECTED BENEFIT OBLIGATION, END OF YEAR....................    $    (499.0)    $    (460.6)     $    (134.6)    $    (124.8)
                                                                ==============  ==============   ==============  ==============


FUNDED STATUS OF PENSION PLANS:                                                     YEAR ENDED DECEMBER 31,
($ amounts in millions)                                         ---------------------------------------------------------------
                                                                         EMPLOYEE PLAN                 SUPPLEMENTAL PLAN
                                                                ------------------------------   ------------------------------
                                                                     2004            2003             2004            2003
                                                                --------------  --------------   --------------  --------------

Excess of accrued pension benefit cost over amount
  contributed to plan........................................    $     (37.0)    $     (38.3)     $     (86.0)    $     (82.0)
Excess of accumulated benefit  obligation over plan assets...          (41.2)          (27.4)           (40.6)          (30.9)
                                                                --------------  --------------   --------------  --------------
Accrued benefit obligation in other liabilities..............          (78.2)          (65.7)          (126.6)         (112.9)
Intangible asset.............................................            8.0            11.0             --              --
Minimum pension liability adjustment in accumulated
  other comprehensive income.................................           33.2            16.4             40.6            30.9
                                                                --------------  --------------   --------------  --------------
Funding status recognized in balance sheet...................          (37.0)          (38.3)           (86.0)          (82.0)
                                                                --------------  --------------   --------------  --------------
Net unamortized loss.........................................          (57.6)          (44.8)           (52.6)          (47.6)
Unamortized prior service (cost) credit......................           (8.0)          (11.0)             4.0             4.8
Net unamortized transition asset.............................           --               2.4             --              --
                                                                --------------  --------------   --------------  --------------
Funding status unrecognized in balance sheet.................          (65.6)          (53.4)           (48.6)          (42.8)
                                                                --------------  --------------   --------------  --------------
PLAN ASSETS LESS THAN PROJECTED BENEFIT OBLIGATIONS,
  END OF YEAR................................................    $    (102.6)    $     (91.7)     $    (134.6)    $    (124.8)
                                                                ==============  ==============   ==============  ==============

The Phoenix Companies expects to contribute $43.3 million to the employee pension plan through 2009, including $6.5 million during 2005.


FUNDED STATUS OF OTHER POSTRETIREMENT BENEFIT PLANS:                                                AS OF DECEMBER 31,
($ amounts in millions)                                                                        ------------------------------
                                                                                                    2004            2003
                                                                                               --------------  --------------

Accrued benefit obligation included in other liabilities....................................    $     (88.0)    $    (100.5)
                                                                                               --------------  --------------
Net unamortized gain........................................................................           10.3             6.3
Unamortized prior service (costs) credits...................................................            7.4            15.5
                                                                                               --------------  --------------
Funding status unrecognized in balance sheet................................................           17.7            21.8
                                                                                               --------------  --------------
PLAN ASSETS LESS THAN PROJECTED BENEFIT OBLIGATIONS, END OF YEAR............................    $     (70.3)    $     (78.7)
                                                                                               ==============  ==============

The health care cost trend rate has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation by $1.0 million and the annual service and interest cost by $0.1 million. Decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation by $1.0 million and the annual service and interest cost by $0.1 million.

MANAGEMENT RESTRUCTURING EXPENSE AND EMPLOYMENT AGREEMENTS

The Phoenix Companies and certain of its key executives have entered into agreements that will, in certain circumstances, provide separation benefits upon the termination of the executive's employment by The Phoenix Companies for reasons other than death, disability, cause or retirement, or by the executive for "good reason," as defined in the agreements. For most of these executives, the agreements provide this protection only if the termination occurs following (or is effectively connected with) the occurrence of a change of control, as defined in the agreements. Upon a change in control, The Phoenix Companies is required to make an irrevocable contribution to a trust as soon as possible following such change in control in an amount equal to pay such benefits payable under such agreements. In such circumstances, we might be required to fund all or a portion of any contribution made.

We recorded a non-recurring expense of $31.8 million ($20.7 million after income taxes), $5.2 million ($3.2 million after income taxes) and $30.5 million ($20.1 million after income taxes) in 2004, 2003 and 2002, respectively, primarily in connection with organizational and employment-related costs. The 2004 charges relate mainly our allocated portion of charges stemming from The Phoenix Companies' sale of its retail affiliated broker-dealer operations and the outsourcing of our information technology infrastructure services. Reserves for management restructuring agreements are not material to our consolidated financial statements at December 31, 2004 and 2003.

10. OTHER COMPREHENSIVE INCOME

[begin italic] We record unrealized gains and losses on available-for-sale securities, minimum pension liability adjustments in excess of unrecognized prior service cost, foreign currency translation gains and losses and effective portions of the gains or losses on derivative instruments designated as cash flow hedges in accumulated other comprehensive income. Unrealized gains and losses on available-for-sale securities are recorded in other comprehensive income until the related securities are sold, reclassified or deemed to be impaired. Minimum pension liability adjustments in excess of unrecognized prior service cost are adjusted or eliminated in subsequent periods to the extent that plan assets exceed accumulated benefits. Foreign currency translation gains and losses are recorded in accumulated other comprehensive income. We also consider unrealized foreign currency losses when evaluating investments for impairment. The effective portions of the gains or losses on derivative instruments designated as cash flow hedges are reclassified into earnings in the same period in which the hedged transaction affects earnings. If it is probable that a hedged forecasted transaction will no longer occur, the effective portions of the gains or losses on derivative instruments designated as cash flow hedges are reclassified into earnings immediately. [end italic]

SOURCES OF OTHER COMPREHENSIVE INCOME:                                      YEAR ENDED DECEMBER 31,
($ amounts in millions)                      --------------------------------------------------------------------------------------
                                                         2004                         2003                         2002
                                             ---------------------------   --------------------------   ---------------------------
                                                 GROSS          NET           GROSS          NET           GROSS           NET
                                             ------------  -------------   ------------  ------------   ------------  -------------

Unrealized gains (losses) on
  investments.............................    $     23.9    $     17.2      $    140.9    $    164.5     $    609.1    $    108.3
Net realized investment losses on
  available-for-sale securities included
  in net income...........................         (43.0)        (22.4)         (113.4)        (73.7)        (140.7)        (91.4)
                                             ------------  -------------   ------------  ------------   ------------  -------------
Net unrealized investment gains...........         (19.1)         (5.2)           27.5          90.8          468.4          16.9
Net unrealized foreign currency
  translation adjustment .................          (4.6)         (0.6)           11.9           8.2            7.1           1.2
Net unrealized derivative instruments
  gains (losses)..........................          13.1          13.3            35.9          36.6         (128.0)       (129.9)
                                             ------------  -------------   ------------  ------------   ------------  -------------
Other comprehensive income (loss).........         (10.6)   $      7.5            75.3    $    135.6          347.5    $   (111.8)
                                             ------------  =============   ------------  ============   ------------  =============
Applicable policyholder dividend
  obligation..............................           3.6                         (45.5)                       369.4
Applicable deferred policy acquisition
  cost amortization.......................          (7.7)                        (12.4)                        95.9
Applicable deferred income taxes
  (benefit)...............................         (14.0)                         (2.4)                        (6.0)
                                             --------------                -------------                -------------
Offsets to other comprehensive income.....         (18.1)                        (60.3)                       459.3
                                             --------------                -------------                -------------
OTHER COMPREHENSIVE INCOME (LOSS).........    $      7.5                    $    135.6                   $   (111.8)
                                             ==============                =============                =============


COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE INCOME:                                       AS OF DECEMBER 31,
($ amounts in millions)                                                 -------------------------------------------------------
                                                                                   2004                         2003
                                                                        --------------------------   --------------------------
                                                                            GROSS         NET            GROSS         NET
                                                                        ------------  ------------   ------------  ------------

Unrealized gains on investments....................................      $    718.9    $    152.7     $    738.0    $    157.9
Unrealized foreign currency translation adjustment.................             5.7           3.2           10.3           3.8
Unrealized losses on derivative instruments........................          (123.2)       (107.4)        (136.3)       (120.7)
                                                                        ------------  ------------   ------------  -------------
Accumulated other comprehensive income.............................           601.4    $     48.5          612.0    $     41.0
                                                                        ------------  ============   ------------  =============
Applicable policyholder dividend obligation........................           436.3                        432.7
Applicable deferred policy acquisition costs.......................            86.4                         94.1
Applicable deferred income taxes...................................            30.2                         44.2
                                                                        -------------                -------------
Offsets to accumulated other comprehensive income..................           552.9                        571.0
                                                                        -------------                -------------
ACCUMULATED OTHER COMPREHENSIVE INCOME.............................      $     48.5                   $     41.0
                                                                        =============                =============


11. DISCONTINUED OPERATIONS

During 1999, we discontinued the operations of three of our business segments which in prior years had been reflected as reportable business segments: reinsurance operations, group life and health operations and real estate management operations. See Note 16 for further information regarding our discontinued reinsurance and group life and health operations.

We have excluded assets and liabilities of the discontinued operations from the assets and liabilities of continuing operations and on a net basis included them in other general account assets on our balance sheet.

12. DERIVATIVE INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

DERIVATIVE INSTRUMENTS

We maintain an overall interest rate risk-management strategy that primarily incorporates the use of interest rate swaps as hedges of our exposure to changes in interest rates. Our exposure to changes in interest rates primarily results from our commitments to fund interest-sensitive insurance liabilities, as well as from our significant holdings of fixed rate financial instruments.

[begin italic] We recognize all derivative instruments on the balance sheet at fair value. Generally, we designate each derivative according to the associated exposure as either a fair value or cash flow hedge at its inception as we do not enter into derivative contracts for trading or speculative purposes.

Except for the foreign currency swaps discussed below, all fair value hedges are accounted for with changes in the fair value of related interest rate swaps recorded on the balance sheet with an offsetting amount recorded to the hedged item's balance sheet carrying amount. Changes in the fair value of foreign currency swaps used as hedges of the fair value of foreign currency denominated assets are reported in current period earnings with the change in value of the hedged asset attributable to the hedged risk.

Cash flow hedges are generally accounted for with changes in the fair value of related interest rate swaps recorded on the balance sheet with an offsetting amount recorded in accumulated other comprehensive income. The effective portion of changes in fair values of derivatives hedging the variability of cash flows related to forecasted transactions are reported in accumulated other comprehensive income and reclassified into earnings in the periods during which earnings are affected by the variability of the cash flows of the hedged item.

Changes in the fair value of derivative instruments not designated as hedging instruments and ineffective portions of hedges are recognized in net investment income in the period incurred. [end italic]


DERIVATIVE INSTRUMENTS HELD IN                                                              AS OF DECEMBER 31,
GENERAL ACCOUNT:                                                         --------------------------------------------------------
($ amounts in millions)                                                             2004                        2003
                                                                         --------------------------   ---------------------------
                                               NOTIONAL
                                                AMOUNT        MATURITY       ASSET      LIABILITY         ASSET       LIABILITY
                                             -------------  -----------  ------------  ------------   -------------  ------------
INTEREST RATE SWAPS
    Cash flow hedges......................    $       30       2007       $       2.8   $      --      $       4.5    $     --
    Non-hedging derivative instruments....           360       2007              16.5          14.0           25.1          21.7
Other.....................................            50     2004-2008            0.1          --              0.4          --
                                             -------------               ------------  ------------   -------------  ------------
TOTAL GENERAL ACCOUNT
  DERIVATIVE INSTRUMENT POSITIONS.........    $      440                  $      19.4   $      14.0    $      30.0    $     21.7
                                             =============               ============  ============   =============  ============

Fair value hedges. We currently hold interest rate swaps that convert a portion of our fixed rate debt portfolio to variable rate debt. These hedges are accounted for under the shortcut method and, therefore, no hedge ineffectiveness is recorded in current period earnings associated with these interest rate swaps.

Cash flow hedges. We currently hold interest rates swaps that effectively convert variable rate bond cash flows to fixed cash flows in order to better match the cash flows of associated liabilities. These hedges are accounted for under the shortcut method and, therefore, no hedge ineffectiveness was recorded in earnings for 2004, 2003 and 2002. We do not expect to reclassify any amounts reported in accumulated other comprehensive income into earnings over the next twelve months with respect to these hedges.

Non-hedging derivative instruments. We also hold interest rate swaps that were initially entered into as hedges of an anticipated purchase of assets associated with an acquisition of a block of insurance liabilities. Subsequently, offsetting swap positions were taken to lock in a stream of income to supplement the income on the assets purchased.

We are exposed to credit risk in the event of non-performance by counterparties to these derivative instruments. We do not expect that counterparties will fail to meet their financial obligation as we only enter into derivative contracts with a number of highly rated financial institutions. The credit exposure of these instruments is the positive fair value at the reporting date, or $19.4 million as of December 31, 2004. We consider the likelihood of any material loss on these instruments to be remote.

FAIR VALUE OF FINANCIAL INSTRUMENTS
CARRYING AMOUNTS AND ESTIMATED FAIR VALUES OF                                          AS OF DECEMBER 31,
FINANCIAL INSTRUMENTS:                                          ---------------------------------------------------------------
($ amounts in millions)                                                       2004                            2003
                                                                ------------------------------   ------------------------------
                                                                    CARRYING         FAIR           CARRYING         FAIR
                                                                     VALUE           VALUE            VALUE          VALUE
                                                                --------------  --------------   --------------  --------------

Cash and cash equivalents....................................    $     324.0     $     324.0      $     382.7     $     382.7
Debt securities (Note 3).....................................       13,473.6        13,473.6         13,268.8        13,268.8
Available-for-sale equity securities (Note 3)................          160.2           160.2            184.0           184.0
Trading equity securities....................................           87.3            87.3             --              --
Mortgage loans (Note 3)......................................          207.9           220.4            284.1           301.4
Debt and equity securities pledged as collateral (Note 7)....        1,278.8         1,278.8          1,350.0         1,350.0
Derivative financial instruments.............................           19.4            19.4             30.0            30.0
Policy loans (Note 3)........................................        2,196.7         2,318.0          2,241.4         2,370.0
                                                                --------------  --------------   --------------  --------------
FINANCIAL ASSETS.............................................    $  17,747.9     $  17,881.7      $  17,741.0     $  17,886.9
                                                                ==============  ==============   ==============  ==============

Investment contracts (Note 2)................................    $   3,492.4     $   3,510.8      $   3,642.7     $   3,680.8
Non-recourse collateralized obligations (Note 7).............        1,355.2         1,355.9          1,472.0         1,444.8
Indebtedness (Note 5)........................................          204.1           209.2            175.0           188.8
Derivative financial instruments.............................           14.0            14.0             21.7            21.7
                                                                --------------  --------------   --------------  --------------
FINANCIAL LIABILITIES........................................    $   5,065.7     $   5,089.9      $   5,311.4     $   5,336.1
                                                                ==============  ==============   ==============  ==============


13. PHOENIX LIFE STATUTORY FINANCIAL INFORMATION AND REGULATORY MATTERS


STATUTORY FINANCIAL DATA:                                                              AS OF AND FOR THE YEARS ENDED
($ amounts in millions)                                                                         DECEMBER 31,
                                                                               ----------------------------------------------
                                                                                    2004            2003           2002
                                                                               --------------  --------------  --------------

Statutory capital, surplus, and surplus notes................................   $     814.6     $     762.9     $     861.0
Asset valuation reserve (AVR)................................................         213.6           198.6           147.0
                                                                               --------------  --------------  --------------
STATUTORY CAPITAL, SURPLUS, SURPLUS NOTES AND AVR............................   $   1,028.2     $     961.5     $   1,008.0
                                                                               ==============  ==============  ==============
STATUTORY GAIN FROM OPERATIONS...............................................   $      35.1     $      69.7     $      44.5
                                                                               ==============  ==============  ==============
STATUTORY NET INCOME.........................................................   $      47.1     $      21.5     $       7.5
                                                                               ==============  ==============  ==============

New York Insurance Law requires that New York life insurers report their risk-based capital (RBC). RBC is based on a formula calculated by applying factors to various assets, premium and statutory reserve items. The formula takes into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. New York insurance law gives the New York Superintendent of Insurance explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital does not exceed certain RBC levels. Each of the U.S. insurance subsidiaries of Phoenix Life is also subject to these same RBC requirements. Phoenix Life and each of its insurance subsidiaries' RBC was in excess of 300% of Company Action Level (the level where a life insurance enterprise must submit a comprehensive plan to state insurance regulators) as of December 31, 2004 and 2003.

Under New York Insurance Law, Phoenix Life can pay stockholder dividends to us in any calendar year without prior approval from the New York Insurance Department in the amount of the lesser of 10% of Phoenix Life's surplus to policyholders as of the immediately preceding calendar year or Phoenix Life's statutory net gain from operations for the immediately preceding calendar year, not including realized capital gains. Phoenix Life paid dividends of $69.7 million in 2004 and is able to pay $35.1 million in dividends in 2005 without prior approval from the New York Insurance Department. Any additional dividend payments, in excess of $35.1 million in 2005, would be subject to the discretion of the New York Superintendent of Insurance.

14. PREMISES AND EQUIPMENT

[begin italic] Premises and equipment, consisting primarily of office buildings occupied by us, are stated at cost less accumulated depreciation and amortization. We depreciate buildings on the straight-line method over 10 to 45 years and equipment primarily on a modified accelerated method over 3 to 10 years. We amortize leasehold improvements over the terms of the related leases. [end italic]

Premises and equipment are included in other general account assets in our balance sheet.

COST AND CARRYING VALUE:                                                               AS OF DECEMBER 31,
($ amounts in millions)                                         ---------------------------------------------------------------
                                                                             2004                             2003
                                                                ------------------------------   ------------------------------
                                                                                    CARRYING                        CARRYING
                                                                     COST            VALUE            COST            VALUE
                                                                --------------  --------------   --------------  --------------

Real estate..................................................    $     116.0     $      45.7      $     148.8     $      63.5
Equipment....................................................          168.7            23.6            154.8            31.8
                                                                --------------  --------------   --------------  --------------
Premises and equipment cost and carrying value...............          284.7     $      69.3            303.6     $      95.3
                                                                                ==============                   ==============
Accumulated depreciation and amortization....................         (215.4)                          (208.3)
                                                                --------------                   --------------
PREMISES AND EQUIPMENT.......................................    $      69.3                      $      95.3
                                                                ==============                   ==============

Depreciation and amortization expense for premises and equipment for 2004, 2003 and 2002 totaled $11.3 million, $16.2 million and $15.7 million, respectively.

In May 25, 2004, we sold our Enfield, Connecticut office facility, for a loss of $1.0 million ($0.7 million after-tax). In anticipation of that sale, we had recorded a $6.2 million ($4.0 million after-tax) realized impairment loss in 2003.

Rental expenses for operating leases for continuing operations, principally with respect to buildings, amounted to $6.7 million, $11.7 million and $12.7 million in 2004, 2003 and 2002, respectively. Future minimum rental payments under non-cancelable operating leases for continuing operations were $10.1 million as of December 31, 2004, payable as follows: 2004, $3.6 million; 2005, $3.2 million; 2006, $2.4 million; 2007, $0.8 million; and 2008, $0.1 million.

15. RELATED PARTY TRANSACTIONS

Phoenix Investment Partners, an indirect wholly-owned subsidiary of The Phoenix Companies, through its affiliated registered investment advisors, provides investment advisory services to Phoenix Life for a fee. Investment advisory fees incurred by Phoenix Life under this arrangement were $8.2 million, $8.2 million and $8.2 million for 2004, 2003 and 2002, respectively. Amounts payable to the affiliated investment advisors were $1.1 million and $1.5 million, as of December 31, 2004 and 2003, respectively. Variable product separate accounts fees were $3.2 million, $2.6 million and $5.3 million for 2004, 2003 and 2002, respectively.

On February 26, 2001, Phoenix Life entered into a $69.0 million subordinated loan agreement with Phoenix Investment Partners, due March 1, 2006, in exchange for debentures held by Phoenix Life. Interest is payable quarterly in arrears at an annual rate based on LIBOR plus 2%. The average blended interest rate was approximately 3%, 3% and 4% for the years ended December 31, 2004, 2003 and 2002, respectively. The loan agreement requires no principal repayment prior to maturity.

Phoenix Equity Planning Corporation (PEPCO), a wholly-owned subsidiary of Phoenix Investment Partners, is the principal underwriter of Phoenix Life's annuity and variable life contracts. Contracts may be purchased through registered representatives of a former Phoenix affiliate, W.S. Griffith & Co., Inc. (Griffith), as well as other outside broker-dealers who are licensed to sell Phoenix Life annuity contracts. Phoenix Life incurred commissions for contracts underwritten by PEPCO of $51.8 million for 2004 and $51.9 million for 2003. Amounts payable to PEPCO were $6.0 million and $5.5 million, as of December 31, 2004 and 2003, respectively.

Effective May 31, 2004, The Phoenix Companies sold Griffith to an unrelated third party.

State Farm Mutual Automobile Insurance Company (State Farm) currently owns of record more than five percent of The Phoenix Companies' outstanding common stock. In 2004 and 2003, our subsidiaries incurred $32.4 million and $25.8 million, respectively, as compensation costs for the sale of our insurance and annuity products by entities that were either subsidiaries of State Farm or owned by State Farm employees.

16. CONTINGENT LIABILITIES

In addition to the matters discussed below, we are, in the normal cause of business, involved in litigation both as a defendant and as a plaintiff. The litigation naming us as a defendant ordinarily involves our activities as an insurer, employer, investment advisor, investor or taxpayer. In addition, various regulatory bodies regularly make inquiries of us and, from time to time, conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws and laws governing the activities of broker-dealers. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or to provide reasonable ranges of potential losses, we believe that their outcomes are not likely, either individually or in the aggregate, to have a material adverse effect on our consolidated financial condition. However, given the large or indeterminate amounts sought in certain of these matters and litigation's inherent unpredictability, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operations or cash flows.

Recently, there has been a significant increase in federal and state regulatory activity relating to financial services companies, particularly mutual fund companies. These regulatory inquiries have focused on a number of mutual fund issues, including late-trading and valuation issues. The Phoenix Companies' mutual funds, which we offer through the separate accounts associated with certain of our variable life insurance policies and variable annuity products, entitle us to impose restrictions on frequent exchanges and trades in the mutual funds and on transfers between sub-accounts and variable products. We, like many others in the financial services industry, have received requests for information from the SEC and state authorities, in each case requesting documentation and other information regarding various mutual fund regulatory issues. We continue to cooperate fully with these regulatory agencies in responding to these requests. In addition, representatives from the SEC's Office of Compliance, Inspections and Examinations are conducting compliance examinations of our mutual fund, variable annuity and mutual fund transfer agent operations.

A number of companies have announced settlements of enforcement actions with various regulatory agencies, primarily the SEC and the New York Attorney General's Office. While no such action has been initiated against us, it is possible that one or more regulatory agencies may pursue an action against us in the future.

These types of lawsuits and regulatory actions may be difficult to assess or quantify, may seek recovery of indeterminate amounts, including punitive and treble damages, and the nature and magnitude of their outcomes may remain unknown for substantial periods of time. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or to provide reasonable ranges of potential losses, we believe that their outcomes are not likely, either individually or in the aggregate, to have a material adverse effect on our consolidated financial condition.

Discontinued Reinsurance Operations

In 1999, we discontinued our reinsurance operations through a combination of sale, reinsurance and placement of certain retained group accident and health reinsurance business into run-off. We adopted a formal plan to stop writing new contracts covering these risks and to end the existing contracts as soon as those contracts would permit. However, we remain liable for claims under those contracts. We also purchased aggregate excess-of-loss reinsurance to further protect us from unfavorable results from this discontinued business. On February 7, 2005 we notified the aggregate excess-of-loss reinsurer that we were exercising our option to commute this contract. The commutation will be effective during the second quarter of 2005. The effect of the commutation will not be material to our consolidated financial statements.

We have established reserves for claims and related expenses that we expect to pay on our discontinued group accident and health reinsurance business. These reserves are based on currently known facts and estimates about, among other things, the amount of insured losses and expenses that we believe we will pay, the period over which they will be paid, the amount of reinsurance we believe we will collect under our aggregate excess-of-loss reinsurance, the amounts we believe we will collect from our retrocessionaires and the likely legal and administrative costs of winding down the business.

Our total reserves, including coverage available from our aggregate excess-of-loss reinsurance and reserves for amounts recoverable from retrocessionaires, were $110.0 million as of December 31, 2004. Our total amounts recoverable from retrocessionaires related to paid losses were $60.0 million as of December 31, 2004. We did not recognize any gains or losses related to our discontinued group accident and health reinsurance business during the years ended December 31, 2004, 2003 and 2002, respectively.

We expect our reserves and reinsurance to cover the run-off of the business; however, the nature of the underlying risks is such that the claims may take years to reach the reinsurers involved. Therefore, we expect to pay claims out of existing estimated reserves for up to ten years as the level of business diminishes. In addition, unfavorable or favorable claims and/or reinsurance recovery experience is reasonably possible and could result in our recognition of additional losses or gains, respectively, in future years. Given the uncertainty associated with litigation and other dispute resolution proceedings, as described below, as well as the lack of sufficient claims information (which has resulted from disputes among ceding reinsurers leading to delayed processing, reporting blockages and standstill agreements among reinsurers), the range of any reasonably possible additional future losses or gains is not currently estimable. However, it is our opinion, based on current information and after consideration of the provisions made in these financial statements, as described above, that any future adverse or favorable development of recorded reserves and/or reinsurance recoverables will not have a material effect on our financial position.

Additional information with respect to our group accident and health reinsurance run-off exposures follows:

Unicover Managers, Inc.

A significant portion of the claims arising from our discontinued group accident and health reinsurance business arises from the activities of Unicover Managers, Inc. (Unicover). Unicover organized and managed a group, or pool, of insurance companies (Unicover pool) and two other facilities (Unicover facilities), which reinsured the life and health insurance components of workers' compensation insurance policies issued by various property and casualty insurance companies. We were a member of the Unicover pool but terminated our participation in the pool effective March 1, 1999.

We are involved in disputes relating to the activities of Unicover. Under Unicover's underwriting authority, the Unicover pool and Unicover facilities wrote a dollar amount of reinsurance coverage that was many times greater than originally estimated. As a member of the Unicover pool, we were involved in several proceedings in which the pool members asserted that they could deny coverage to certain insurers that claimed that they purchased reinsurance coverage from the pool. Those matters were settled. Also, the pool members were involved in proceedings arising from business ceded to the London market. Those proceedings were settled.

Further, we were, along with Sun Life Assurance of Canada (Sun Life) and Cologne Life Reinsurance Company (Cologne Life), a retrocessionaire (meaning a reinsurer of other reinsurers) of the Unicover pool and two other Unicover facilities, providing the pool and facility members with reinsurance of the risks that the pool and facility members had assumed. In September 1999, we joined an arbitration proceeding that Sun Life had begun against the members of the Unicover pool and the Unicover facilities. In this arbitration, we and Sun Life sought to cancel our retrocession agreements on the grounds that material misstatements and nondisclosures were made to us about, among other things, the amount of risks we would be reinsuring. The arbitration proceeded only with respect to the Unicover pool because we, Sun Life and Cologne Life reached settlement with the two Unicover facilities in the first quarter of 2000. In October 2002, the arbitration panel issued its decision that the agreement by which we provided retrocessional reinsurance to the pool was valid only to the extent of business bound or renewed to that agreement on or before August 31, 1998. This decision had the effect of granting us a substantial discount on our potential liabilities, because most of the business was bound or renewed to the agreement after August 31, 1998. In a clarification dated January 4, 2003, the arbitration panel confirmed its decision. Subsequently, billing disputes have arisen between certain pool members and the retrocessionaires, including us, concerning certain losses ceded to the retrocession agreements. A significant portion of our remaining potential liabilities as a retrocessionaire of the Unicover pool has been recovered from certain of our retrocessionaires, and additional amounts may be recovered from one other retrocessionaire, as discussed below under "Related Proceedings."

In one of the Unicover facilities' settlements, the Reliance facility settlement of January 2000, we paid a settlement amount of $97.9 million and were released from all of our obligations as a retrocessionaire of the facility. Subsequently, we were reimbursed by one of our retrocessionaires for $38.8 million of the amount we paid under the settlement. A significant portion of the remainder of the settlement payment may be recovered from one other retrocessionaire, as discussed below under "Related Proceedings."

In the other Unicover facilities' settlement, the Lincoln facility settlement of March 2000, we paid a settlement amount of $11.6 million and were released from all of our obligations as a retrocessionaire of the facility. Subsequently, we were reimbursed by one of our retrocessionaires for $6.0 million of the amount we paid under the settlement.

The amounts paid and the results achieved in the above settlements and arbitration decision were consistent with the amounts previously reflected in our consolidated financial statements.

Related Proceedings

In our capacity as a retrocessionaire of the Unicover business, we had an extensive program of our own reinsurance in place to protect us from financial exposure to the risks we had assumed. We have been involved in disputes with certain of our own retrocessionaires who had sought on various grounds to avoid paying any amounts to us. Most of those disputes, as described below, have been resolved.

Currently, we remain involved in a London arbitration proceeding with one of those retrocessionaires. The arbitration concerns an agreement under which the retrocessionaire reinsures us for up to $45 thousand per loss in excess of a $5 thousand retention. In June 2003, the arbitration panel issued its decision, which upheld in all material respects the retrocessional obligations to us. The retrocessionaire appealed the arbitration decision only with respect to the Unicover business. We received a favorable decision from the Court of Appeal in December 2004. The retrocessionaire submitted a request to the House of Lords to review the decision. Two other disputes with this retrocessionaire were settled in March 2004 and did not have a material effect on our reinsurance recoverable balances. As of December 31, 2004, the reinsurance recoverable balance from this retrocessionaire related to paid losses was $45.0 million, subject to further development.

A dispute with another retrocessionaire was the subject of arbitration proceedings that we initiated in December 2003. The purpose of the arbitration proceedings was to confirm the validity and enforce the terms of the retrocessional contracts. In December 2004, we settled the dispute and discontinued the arbitration proceedings. The amount received and the results achieved in the settlement were consistent with the amounts previously reflected in our consolidated financial statements. As of December 31, 2004, the reinsurance recoverable balance from this retrocessionaire was $0.0 million.

A dispute with a third retrocessionaire, which sought to avoid an excess-of-loss retrocession agreement, a surplus share retrocession agreement and a quota share retrocession agreement, was the subject of an arbitration in November 2003. In December 2003, the arbitration panel issued its interim decision, which is confidential. The financial implications of the interim decision are consistent with our current financial provisions. Since then, this retrocessionaire has paid $8.0 million to bring the account current. As of December 31, 2004, the reinsurance recoverable balance from this retrocessionaire related to paid losses was $0.0 million, subject to further development. In June 2004 the arbitration panel relinquished its jurisdiction.

Because the same retrocession program that covers our Unicover business covers a significant portion of our other remaining group accident and health reinsurance business, we could have additional material losses if one or more of our remaining retrocessionaires disputes and successfully avoids its obligations. At this stage, we cannot estimate the amount at risk related to these potential disputes with a reliable degree of certainty. This is due in part to our lack of sufficient claims information (which has resulted from disputes among ceding reinsurers that have led to delayed processing, reporting blockages, and standstill agreements among reinsurers). This applies with regard both to business related to Unicover and business not related to Unicover.

Other Proceedings

Another set of disputes involves personal accident business that was reinsured in the London reinsurance market in which we participated from 1994 to 1997. These disputes involve multiple layers of reinsurance and allegations that the reinsurance programs created by the brokers involved in placing those layers were interrelated and devised to disproportionately pass losses to a top layer of reinsurers. Many companies who participated in this business are involved in litigation or arbitration in attempts to avoid their obligations on the basis of misrepresentation. Because of the complexity of the disputes and the reinsurance arrangements, we and many of these companies have participated in negotiations that have resulted in settlements of disputes relating to the

1994 and 1995 contract years. The amounts paid and the results achieved in the 1994 and 1995 contract year settlements are consistent with the amounts previously reflected in our consolidated financial statements. Although we are vigorously defending our contractual rights in respect of the 1996 and 1997 contract year disputes, we remain actively involved in attempts to reach negotiated business solutions. At this stage, we cannot predict the outcome, nor can we estimate the remaining amount at risk with a reliable degree of certainty. This is due in part to our lack of sufficient claims information (which has resulted from disputes among ceding reinsurers that have led to delayed processing, reporting blockages, and standstill agreements among reinsurers). However, it is our opinion based on current information that amounts included in our reserves as of December 31, 2004 are adequate with respect to the 1996 and 1997 contract year disputes.

                                     PART C

                                     PART C

                                OTHER INFORMATION


ITEM 26.  EXHIBITS


(a)   BOARD OF DIRECTORS RESOLUTION

      Resolution of the Board of Directors of Phoenix Life Insurance Company (formerly Phoenix Home Life Mutual Insurance Company) establishing the Phoenix Mutual Variable Universal Life Account is incorporated by reference to Registrant's April 29, 1998 EDGAR filing on Form S-6 (File No. 033-06793).


(b)   CUSTODIAN AGREEMENTS

      Not applicable.

(c)   UNDERWRITING CONTRACTS


      (1) Master Service and Distribution Compliance Agreement between Depositor and Phoenix Equity Planning Corporation dated November 1, 2000, is incorporated by reference to Registrant's April 30, 2004 EDGAR filing on Form N-6 (File No. 333-86921 as found under File No. 811-04721).

      (2) Form of Broker Dealer Supervisory and Service Agreement between Phoenix Equity Planning Corporation and Independent Brokers with respect to the sale of Policies is filed herewith.


(d)   CONTRACTS

      Version A:

      (1) Corporate Edge - Flexible Premium Variable Universal Life Insurance Policy, Form Number V609 of Depositor, is incorporated by reference to Registrant's September 10, 1999 EDGAR filing on Form S-6 (File No. 333-86921).

      Version B:
      (1) Executive Benefit-VUL - Flexible Premium Variable Universal Life Insurance Policy, Form Number V607 of Depositor, Variable Policy Exchange Option Rider, Form VR35 of Depositor, and Flexible Term Insurance Rider, Form VR37 are incorporated by reference to Registrant's September 10, 1999 EDGAR filing on form S-6 (File No. 333-86921).


      Version C:

      (1) Phoenix Executive VUL(R) - Flexible Premium Variable Universal Life Insurance Policy, Form Number V614 of Depositor is incorporated by reference to Registrant's July 15, 2003 EDGAR filing on Form N-6 (File No. 333-86921).

      (2) Term Rider, Form Number VR67 of Depositor is incorporated by reference to Registrant's July 15, 2003 EDGAR filing on Form N-6 (File No. 333-86921).
      (3) Enhanced Surrender Value Rider, Form Number VR68 of Depositor is incorporated by reference to Registrant's July 15, 2003 EDGAR filing on Form N-6 (File No. 333-86921).
      (4) Variable Policy Exchange Option Rider, Form Number VR35 of Depositor is incorporated by reference to Registrant's July 15, 2003 EDGAR filing on Form N-6 (File No. 333-86921).

      (5) Alternate Delivery Endorsement (Form Number HR14) is incorporated by reference to Registrant's July 15, 2003 EDGAR filing on Form N-6 (File No. 333-86921).


(e)   APPLICATIONS

      Version A:
      Form of application for Corporate Edge is incorporated by reference to Registrant's September 10, 1999 EDGAR filing on Form S-6 (File No. 333-86921).

      Version B:

      Form of application for Executive Benefit-VUL is incorporated by reference to Registrant's September 10, 1999 EDGAR filing on Form S-6 (File No. 333-86921).


      Version C:

      (1)Master Application (Form Number OL4007) is incorporated by reference to Registrant's July 15, 2003 EDGAR filing on Form N-6 (File No. 333-86921).
      (2)Life Insurance Application (Form Number OL4008) is incorporated by reference to Registrant's July 15, 2003 EDGAR filing on Form N-6 (File No. 333-86921).

      (3)Simplified Life Insurance Application (Form Number OL4009) is incorporated by reference to Registrant's July 15, 2003 EDGAR filing on Form N-6 (File No. 333-86921).
      (4)Life Insurance Application (Form Number OL4010) is incorporated by reference to Registrant's July 15, 2003 EDGAR filing on Form N-6 (File No. 333-86921).

(f)   DEPOSITOR'S CERTIFICATE OF INCORPORATION AND BY-LAWS

      (1)Amended and Restated Charter of Phoenix Life Insurance Company dated December 20, 2004, filed herewith. (2) Amended and Restated Bylaws of Phoenix Life Insurance Company dated December 1, 2004, filed herewith.

(g)   REINSURANCE CONTRACTS


      Not applicable.


(h)   PARTICIPATION AGREEMENTS


      (1)


      (a) Participation Agreement between Phoenix Home Life Mutual Insurance Company, PHL Variable Insurance Company, Franklin Templeton Variable Insurance Products Trust, and Franklin Templeton Distributors, Inc. dated May 1, 2000 is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on Form S-6 (File No. 033-06793).

      (b) Amendment dated May 1, 2000 to Participation Agreement between Phoenix Home Life Mutual Insurance Company, PHL Variable Insurance Company, Franklin Templeton Variable Insurance Products Trust, and Franklin Templeton Distributors, Inc. dated May 1, 2000 is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on Form S-6 (File No. 033-06793).


(2)


      (a) Participation Agreement between Phoenix Home Life Mutual Insurance Company and Wanger Advisors Trust dated April 18, 1995 is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on Form S-6 (File No. 033-06793).

      (b) Amendment No. 1 dated December 16, 1996 to Participation Agreement between Phoenix Home Life Mutual Insurance Company and Wanger Advisors Trust dated April 18, 1995 is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on Form S-6 (File No. 033-06793).

      (3)Fund Participation Agreement among Phoenix Home Life Mutual Insurance Company, Insurance Series, and Federated Securities Corp. dated July 15, 1999 is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on Form S-6 (File No. 033-06793).


      (4)


      (a) Fund Participation Agreement among Phoenix Home Life Mutual Insurance Company, BT Insurance Funds Trust and Bankers Trust Company, dated July 19, 1999 is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on Form S-6 (File No. 033-06793).

      (b) Amendment No. 1 dated April 27, 2001 to the Fund Participation Agreement among Phoenix Home Life Mutual Insurance Company, Deutsche Asset Management VIT Funds (formerly, BT Insurance Funds Trust) and Bankers Trust Company, dated July 19, 1999 is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on Form S-6 (File No. 033-06793).

      (c) Amendment No. 2 dated October 29, 2001 to the Fund Participation Agreement among Phoenix Life Insurance Company (formerly, Phoenix Home Life Mutual Insurance Company), Deutsche Asset Management VIT Funds and Deutsche Asset Management, Inc. (replaced Bankers Trust Company as Adviser) dated July 19, 1999 is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on Form S-6 (File No. 033-06793).

      (5) Participation Agreement among Phoenix Home Life Mutual Insurance Company, Morgan Stanley Dean Witter Universal Funds, Inc., Morgan Stanley Dean Witter Investment Management, Inc., and Miller Anderson & Sherrerd, LLP dated December 17, 1999 is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on Form S-6 (File No. 033-06793).

      (6) Participation Agreement among Phoenix Home Life Mutual Insurance Company, The Alger American Fund and Fred Alger & Company, Incorporated dated June 1, 2000 is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on Form S-6 (File No. 033-06793).

      (7) Participation Agreement among Phoenix Home Life Mutual Insurance Company, Variable Insurance Products Fund and Fidelity Distributors Corporation dated June 1, 2000 is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on Form S-6 (File No. 033-06793).

      (8) Participation Agreement among Phoenix Home Life Mutual Insurance Company, AIM Variable Insurance Funds, Phoenix Equity Planning Corporation and AIM Distributors, Inc. dated March 29, 2001 is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on Form S-6 (File No. 033-06793).

      (9) Participation Agreement among Phoenix Life Insurance Company, Rydex Variable Trust and Rydex Distributors, Inc. dated May 30, 2003, is incorporated by reference to Registrant's April 30, 2004 EDGAR filing on Form N-6 (File No. 333-86921, as found under File No. 811-04721).

(i)   ADMINISTRATIVE CONTRACTS

      (1) Administrative Service Agreement between The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company dated January 1, 2003, is incorporated by reference to Registrant's April 30, 2004 EDGAR filing on Form N-6 (File No. 333-86921, as found under File No. 811-04721).

      (2) First Amendment to Service Agreement between The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company dated November 11, 2003, is incorporated by reference to Registrant's April 30, 2004 EDGAR filing on Form N-6 (File No. 333-86921, as found under File No. 811-04721).

      (3) Second Amendment to Service Agreement between The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company, dated February 27, 2004 is filed herewith.

      (4) Third Amendment to Service Agreement between The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company, dated November 15, 2004 is filed herewith.

(j)   OTHER MATERIAL CONTRACTS


      Not applicable.


(k)   LEGAL OPINION

      (1) Opinion and Consent of Counsel of Joseph P. DeCresce, Esq., is filed herewith.

(l)   ACTUARIAL OPINION


      Not applicable.


(m)   CALCULATION

      Not applicable.


(n)   OTHER OPINIONS

      (1) Consent of Independent Registered Public Accounting Firm, is filed herewith.
      (2) Consent of Brian A. Giantonio, Esq., is filed herewith.

(o)   OMITTED FINANCIAL STATEMENTS

      (1) Representation Letter regarding Separate Account Financial Statements of Phoenix Life Insurance Company, et al is filed herewith.

(p)   INITIAL CAPITAL AGREEMENTS


      Not applicable.


(q)   REDEEMABILITY EXEMPTION

      Not applicable.

ITEM 27.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

           ----------------------------------------------------------------------------------------------------------
             Name and Principal Business Address             Positions and Offices with Depositor
           ----------------------------------------------------------------------------------------------------------
             Sal H. Alfiero                                  Director
             Protective Industries, LLC
             Buffalo, NY
           ----------------------------------------------------------------------------------------------------------
             Jean S. Blackwell                               Director
             Cummins Inc.
             500 Jackson Street
             Columbus, IN  47202-3005
           ----------------------------------------------------------------------------------------------------------
             Peter C. Browning                               Director
             McColl School of Business
             Charlotte, NC
           ----------------------------------------------------------------------------------------------------------
             Arthur P. Byrne                                 Director
             J.W. Childs Associates
             Boston, MA
           ----------------------------------------------------------------------------------------------------------
             Sanford Cloud, Jr.                              Director
             The National Conference for Community and
             Justice
             New York, NY
           ----------------------------------------------------------------------------------------------------------
             Richard N. Cooper                               Director
             Center for International Affairs
             Harvard University
             Cambridge, MA
           ----------------------------------------------------------------------------------------------------------
             Gordon J. Davis, Esq.                           Director
             LeBoeuf, Lamb, Greene & MacRae, LLP
             New York, NY
           ----------------------------------------------------------------------------------------------------------
             Ann Maynard Gray*                               Director
           ----------------------------------------------------------------------------------------------------------
             John E. Haire                                   Director
             Time, Inc.
             New York, NY
           ----------------------------------------------------------------------------------------------------------
             Jerry J. Jasinowski                             Director
             National Association of Manufacturers
             Washington, D.C.
           ----------------------------------------------------------------------------------------------------------
             Thomas S. Johnson                               Director
             GreenPoint Financial Corporation
             New York, NY
           ----------------------------------------------------------------------------------------------------------
             Marilyn E. LaMarche                             Director
             Lazard Freres & Co. LLC
             New York, NY
           ----------------------------------------------------------------------------------------------------------
             Dona D. Young*                                  Director, Chairman of the Board, President and Chief
                                                             Executive Officer
           ----------------------------------------------------------------------------------------------------------
             Michael E. Haylon*                              Executive Vice President and Chief Financial Officer
           ----------------------------------------------------------------------------------------------------------
             Philip K. Polkinghorn*                          Executive Vice President, Life and Annuity
           ----------------------------------------------------------------------------------------------------------
             Tracy L. Rich*                                  Executive Vice President, General Counsel and
                                                             Assistant Secretary
           ----------------------------------------------------------------------------------------------------------
             John H. Beers*                                  Vice President and Secretary
           ----------------------------------------------------------------------------------------------------------
             Katherine P. Cody*                              Vice President and Treasurer
           ----------------------------------------------------------------------------------------------------------
             Nancy J. Engberg*                               Vice President and Chief Compliance Officer
           ----------------------------------------------------------------------------------------------------------
             Scott R. Lindquist*                             Senior Vice President and Chief Accounting Officer
           ----------------------------------------------------------------------------------------------------------
             James D. Wehr**                                 Executive Vice President and Chief Investment Officer
           ----------------------------------------------------------------------------------------------------------

            * The principal business address of this individual is One American
              Row, Hartford, CT 06102
           ** The principal business address of this individual is 56 Prospect
              Street, Hartford, CT 06115


ITEM 28.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

                                                   -------------------------------
                                                   The Phoenix Companies, Inc. (7)
                                                        DE 100% Holding Company
                                                   -------------------------------
                                                                |
          -----------------------------------------------------------------------------------------------------------
          |                                                                                                         |
---------------------                                                                                        ------------------
Phoenix Life                                                                                                 Phoenix
Insurance                                                                                                    Investment
Company (1,2,3,7,8 +)                                                                                        Management
NY 100%                                                                                                      Company, Inc. (8)
                                                                                                             CT 100%
                                                                                                             Holding Company
---------------------                                                                                        -------------------
          |                                                                                                         |
------------------------------------------------------------                                                        |
          |                                                |                                                        |
          |            ---------------------------------------------------------------------------                  |
          |            |                 |                 |                  |                  |                  |
 ------------  ----------------- ----------------- ------------------ ------------------ ------------------  ------------------
 PM Holdings,   Phoenix Life      Phoenix Life      Home Life         Phoenix Life       Phoenix Life        Phoenix
 Inc. (8)       Variable          Variable          Insurance Co.     Separate           Separate            Investment
 CT 100%        Accumulation      Universal Life    Separate          Account C (3 ++)   Account D (3 ++)    Partners, Ltd. (8)
 Holding        Account (1 ++)    Account (2 ++)    Account B (3 ++)  NY                 NY                  DE 100% Asset
 Company        NY                NY                NY                                                       Management Company
 ------------  ----------------- ----------------- ------------------ ------------------ ------------------  -------------------
          |            |                                                                    |                       |
          |            ----------------------------------------------------------------------                       |
          |                                                                       |                                 |
          |------------------------------------------------                       |                                 |
          |                       |                       |                       |                                 |
 -----------------------   --------------------   ---------------------    -----------------                        |
 Phoenix                   PHL Variable           Phoenix Life and         The Phoenix                              |
 Variable                  Insurance              Annuity                  Edge Series                              |
 Advisors, Inc. (8)        Company (4,5,7,8 +)    Company (6,7,8 +)        Fund                                     |
 DE Registered             CT 100%                CT 100%                  MA                                       |
 Investment Advisor                                                        Mutual Fund                              |
 -----------------------   --------------------   ---------------------    -----------------                        |
                                   |                      |                      |                                  |
           ------------------------|                      |                      |                     |----------------------|
           |                       |                      |                      |                     |                      |
 -----------------------   --------------------   ---------------------          |            -----------------   ------------------
 PHL Variable              PHLVIC                 Phoenix Life                   |            Phoenix Equity      Duff & Phelps
 Accumulation              Variable               and Annuity                    |            Planning            Investment
 Account (4 ++)            Universal Life         Variable                       |            Corporation (7,8)   Management
 CT                        Account (5 ++)         Universal Life                 |            CT 100%             Co.(8)
                           CT                     Account (6 ++)                 |            Broker/Dealer       IL Registered
                                                  CT                             |                                Investment Adviser
 -----------------------   --------------------   ---------------------          |            -----------------   ------------------
           |                       |                      |                      |                     |
           |                       |                      |----------------------|            -----------------
           |                       |                                             |            Phoenix
           -----------------------------------------------------------------------            Investment
                                                                                              Counsel, Inc. (8)
                                                                                              MA Registered
                                                                                              Investment Adviser
                                                                                              ------------------




---------------------------
1 - Depositor & Registrant
2 - Depositor & Registrant
3 - Depositor & Registrant
4 - Depositor & Registrant
5 - Depositor & Registrant
6 - Depositor & Registrant
7 - Files separate financial statements
8 - Files as part of consolidated statement
+ - Depositor
++ - Registrant

ITEM 29. INDEMNIFICATION


Section 723 of the New York Business Corporation Law, as made applicable to insurance companies by Section 108 of the New York Insurance Law, provides that a corporation may indemnify any director or officer of the corporation made, or threatened to be made, a party to an action or proceeding other than one by or in the right of the corporation to procure a judgment in its favor, whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, by reason of the fact that he, his testator or intestate, served such other corporation in any capacity at the request of the indemnifying corporation.


Article VI, Section 6.1, of the Bylaws of the Depositor (as amended and restated effective December 1, 2004) provides that: "To the full extent permitted by the laws of the State of New York, the Company shall indemnify any person made or threatened to be made a party to any action, proceeding or investigation, whether civil or criminal, by reason of the fact that such person, or such person's testator or intestate:


      (1) is or was a Director, officer or employees of the Company; or

      (2) serves or served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the Company, and at the time of such services, was a Director, officer or employee of the Company.

against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with or as a result of such action, proceeding or investigation, or any appeal therein."


Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.  PRINCIPAL UNDERWRITERS

1. Phoenix Equity Planning Corporation ("PEPCO") Principal Underwriter as to Contracts described in Prospectus.

      (a) PEPCO serves as the principal underwriter for the following entities:

          Phoenix-Goodwin California Tax Exempt Bond Fund, Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix Equity Trust, Phoenix Institutional Mutual Funds, Phoenix Investment Series Fund, Phoenix Investment Trust 97, Phoenix-Kayne Funds, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix Strategic Allocation Fund, Phoenix Partner Select Funds, Phoenix Portfolios, Phoenix-Seneca Funds, Phoenix Series Fund, Phoenix Strategic Equity Series Fund, Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, Phoenix Life and Annuity Variable Universal Life Account, PHL Variable Accumulation Account, PHLVIC Variable Universal Life Account and PHL Variable Separate Account MVA1.


      (b) Directors and Executive Officers of PEPCO

                NAME                         POSITION
                ----                         --------

                Daniel T. Geraci*            Director, Chairman of the Board and Chief Sales & Marketing Officer
                Michael E. Haylon*           Director
                James D. Wehr**              Director
                Nancy J. Engberg*            Vice President, Chief Compliance Officer and Anti-Money Laundering Officer
                John H. Beers*               Vice President and Secretary
                Glenn H. Pease**             Vice President, Finance and Treasurer
                John F. Sharry**             President, Sales
                Francis G. Waltman**         Senior Vice President and Chief Administrative Officer


                * The business address of this individual is One American Row, Hartford, CT 06102
                ** The business address of this individual is 56 Prospect
                   Street, Hartford, CT 06115


      (c) PEPCO received no compensation from the Registrant during the last fiscal year for sales of the contract.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS


The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the administrative offices of Phoenix Life Insurance Company located at One American Row, Hartford, CT 06102.


ITEM 32.  MANAGEMENT SERVICES


Not applicable.


ITEM 33.  FEE REPRESENTATION


Pursuant to Section 26(f) of the Investment Company Act of 1940, as amended, Phoenix Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks to be assumed thereunder by Phoenix Life Insurance Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford and State of Connecticut on this 22nd day of April, 2005.

                                    PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                                    (Registrant)


                                 By: ___________________________________________
                                      *Dona D. Young, Chairman of the Board,
                                       President and Chief Executive Officer

                                      PHOENIX LIFE INSURANCE COMPANY
                                      (Depositor)


                                 By: ___________________________________________
                                      *Dona D. Young, Chairman of the Board,
                                       President and Chief Executive Officer


Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

          SIGNATURE               TITLE
          ---------               -----


______________________________    Director
   *Sal H. Alfiero


______________________________    Director
   *Jean S. Blackwell


______________________________    Director
   *Peter C. Browning


______________________________    Director
   *Arthur P. Byrne


______________________________    Director
   *Sanford Cloud, Jr.


______________________________    Director
   *Richard N. Cooper


______________________________    Director
   *Gordon J. Davis


______________________________    Director
   *Ann Maynard Gray

          SIGNATURE               TITLE
          ---------               -----


______________________________    Director
   *John E. Haire


______________________________    Director
   *Jerry J. Jasinowski


______________________________    Director
   *Thomas S. Johnson


______________________________    Director
   *Marilyn E. LaMarche

                                  Director, Chairman of the Board, President and
______________________________    Chief Executive Officer
   *Dona D. Young




By:    /s/ John H. Beers
       ----------------------------------------
       *John H. Beers, as Attorney-in-Fact pursuant to Powers of Attorney, on file with the Depositor.
       April 22, 2005




                                      S-2